UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-7704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2014

Item 1: Report(s) to Shareholders.

Annual report dated October 31, 2014, enclosed.

Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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This wrapper is not part of the shareholder report.

Schwab Equity Index Funds

Annual Report
October 31, 2014

Schwab® S&P 500 Index Fund

Schwab 1000 Index® Fund

Schwab Small-Cap Index Fund®

Schwab Total Stock Market
Index Fund®

Schwab International
Index Fund®

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Five cost-efficient ways to tap into the power of
the stock market for long-term growth potential.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab® S&P 500 Index Fund (Ticker Symbol: SWPPX)	17.16%

S&P 500® Index	17.27%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 6-7

Schwab 1000 Index® Fund (Ticker Symbol: SNXFX)	16.36%

Schwab 1000 Index®	16.62%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 8-9

Schwab Small-Cap Index Fund® (Ticker Symbol: SWSSX)	8.08%

Russell 2000® Index	8.06%
Fund Category: Morningstar Small Blend	7.66%

Performance Details	pages 10-11

Schwab Total Stock Market Index Fund® (Ticker Symbol: SWTSX)	15.93%

Dow Jones U.S. Total Stock Market Index	16.00%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 12-13

Schwab International Index Fund®[1] (Ticker Symbol: SWISX)	0.09%

MSCI EAFE® Index (Net)	-0.60%
Fund Category: Morningstar Foreign Large Blend	-0.04%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Equity Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio. Our Schwab Equity Index Funds track the performance of stock market indexes constructed by industry-leading index providers, seeking returns by modeling their portfolios accordingly.

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, and in most cases reflected a rally by U.S. stocks. For the Schwab International Index Fund, the depreciation of many foreign currencies versus the U.S. dollar reduced its total return to approximately zero percent.

In the U.S., the Federal Reserve continued to maintain its accommodative monetary policy. This combined with a stronger economy and favorable earnings reports by select companies drove U.S. stock market indices to record highs even as volatility increased. Large cap names were favored by the market, outperforming small-cap stocks.

Outside the U.S., economic growth generally stalled. This convinced the Bank of Japan and many other central banks to maintain low interest rates, even as the Fed began to scale back its policies. In response, the yen and other overseas currencies depreciated versus the U.S. dollar, reducing international stock returns in U.S. dollar terms. Financial markets faced additional hurdles that included continued geopolitical tensions.1 These and other factors contributed

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Equity Index Funds 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, and in most cases reflected a rally by U.S. stocks.

to heightened market uncertainty. Reflecting this environment, the S&P 500 returned 17.3% and the MSCI EAFE Index returned -0.6%.2

For more information about the Schwab Equity Index Funds, please continue reading this report. In addition, you can find further details about the Schwab Equity Index Funds and our other investment products by visiting www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

1 To find out more information, please read “Investments in Russian Securities” in the “What’s New” section on www.schwabfunds.com.

2 The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

4 Schwab Equity Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Schwab Equity Index Funds 5

Schwab® S&P 500 Index Fund

The Schwab S&P 500 Index Fund (the fund) seeks to track the total return of the S&P 500 Index (the index), which includes the stocks of 500 leading U.S. publicly traded companies from a broad range of industries. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 17.16% for the 12-month reporting period ended October 31, 2014, compared with the index, which returned 17.27%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector contributed the most to the index’s return, and to the return of the fund. The large average weight of this sector represents part of the reason for this contribution, with Information Technology stocks representing approximately 19% of the fund. The Information Technology sector returned approximately 26% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. represented the fund’s largest position within this sector and returned approximately 48%. The Health Care sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 13% of the fund and returning approximately 30%.

The Telecommunication Services sector also generated positive returns for the fund, but contributed the least to the fund’s performance. Telecommunication Services stocks represented an average weight of approximately 3% of the fund and returned approximately 5%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is AT&T, Inc., a communications holding company. The fund’s holdings of AT&T, Inc. returned approximately 1%. The Materials sector was another weak overall contributor to the performance of the fund. Materials stocks represented an average weight of approximately 3% of the fund and returned approximately 13% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	508
Weighted Average Market Cap ($ x 1,000,000)	$132,753
Price/Earnings Ratio (P/E)	18.9
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Information Technology	19.1%
Financials	16.0%
Health Care	13.9%
Consumer Discretionary	11.4%
Industrials	10.1%
Consumer Staples	9.4%
Energy	9.0%
Materials	3.2%
Utilities	3.1%
Telecommunication Services	2.3%
Other	2.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.5%
Exxon Mobil Corp.	2.3%
Microsoft Corp.	2.1%
Johnson & Johnson	1.7%
General Electric Co.	1.4%
Berkshire Hathaway, Inc., Class B	1.4%
Wells Fargo & Co.	1.4%
The Procter & Gamble Co.	1.3%
JPMorgan Chase & Co.	1.2%
Chevron Corp.	1.2%
Total	17.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Equity Index Funds

 Schwab® S&P 500 Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab® S&P 500 Index Fund (5/19/97)	17.16%	16.60%	8.17%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratio4: 0.09%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – Standard & Poor’s® S&P®, S&P 500®, Standard & Poor’s 500® and 500® are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Schwab S&P 500 Index Fund. The Schwab S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 9, 2009, the Investor Share class, Select Share class and e.Shares class were combined into a single class of shares of the fund. The performance history of the fund prior to September 9, 2009 is that of the fund’s former Select Shares. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 7

Schwab 1000 Index® Fund

The Schwab 1000 Index Fund (the fund) seeks to match the total return of the Schwab 1000 Index (the index), which includes the stocks of the largest 1,000 publicly traded companies in the U.S., with size being determined by market capitalization (total market value of all shares outstanding). To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 16.36% for the 12-month period ended October 31, 2014, compared with the index, which returned 16.62%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks representing approximately 18% of the fund. The Information Technology sector returned approximately 24% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. returned approximately 48%. The Health Care sector also provided meaningful contributions to the fund’s return, representing an average weight of approximately 13% of the fund and returning approximately 30%.

The Telecommunication Services sector also generated positive returns for the fund, but was a weak overall contributor to the fund’s performance. The Telecommunication Services sector represented an average weight of approximately 2% of the fund and returned approximately 6%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is Telephone and Data Systems, Inc., a diversified telecommunications company. The fund’s holdings of Telephone and Data Systems, Inc. returned approximately -20%. The Energy sector was another weak overall contributor to the performance of the fund, representing an average weight of approximately 10% of the fund and returning approximately 4% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	995
Weighted Average Market Cap ($ x 1,000,000)	$117,350
Price/Earnings Ratio (P/E)	20.1
Price/Book Ratio (P/B)	2.7
Portfolio Turnover Rate	4%

 Sector Weightings % of Investments

Information Technology	18.9%
Financials	16.7%
Health Care	13.8%
Consumer Discretionary	12.1%
Industrials	11.0%
Consumer Staples	8.7%
Energy	8.7%
Materials	3.5%
Utilities	3.1%
Telecommunication Services	2.3%
Other	1.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.1%
Exxon Mobil Corp.	2.0%
Microsoft Corp.	1.9%
Johnson & Johnson	1.5%
General Electric Co.	1.3%
Berkshire Hathaway, Inc., Class B	1.2%
Wells Fargo & Co.	1.2%
The Procter & Gamble Co.	1.1%
Chevron Corp.	1.1%
JPMorgan Chase & Co.	1.1%
Total	15.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Equity Index Funds

 Schwab 1000 Index® Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab 1000 Index® Fund (4/2/91)	16.36%	16.56%	8.28%
Schwab 1000 Index®	16.62%	16.91%	8.57%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratios4: Net 0.29%; Gross 0.34%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Investor Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 9

Schwab Small-Cap Index Fund®

The Schwab Small-Cap Index Fund (the fund) seeks to track the total return of the Russell 2000 Index (the index), which is designed to measure the performance of the small-cap sector of the U.S. equity market. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 8.08% for the 12-month period ended October 31, 2014, compared with the index, which returned 8.06%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, the fund engaged in securities lending, which positively contributed to the fund’s performance versus the index.

Market Highlights. Small-cap U.S. stocks underperformed large-cap U.S. stocks, though both generated positive returns for the 12-month reporting period. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Health Care sector contributed the most to the index’s return, and to the return of the fund. Health Care stocks represented approximately 13% of the fund and returned approximately 22% for the 12-month reporting period, reflecting the overall performance of health care providers, manufacturers and distributors of health care equipment and supplies, health care technology companies, as well as companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. One example from this sector is InterMune, Inc., a biotechnology company. The fund’s holdings of InterMune, Inc. produced triple-digit returns of approximately 426%. The Financials sector also provided meaningful contributions to performance, representing an average weight of approximately 23% of the fund and returning approximately 12%.

The Energy sector was the only detractor from the returns of both the index and the fund. The Energy sector represented an average weight of approximately 6% of the fund and returned approximately -18%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is Energy XXI (Bermuda) Ltd., a company that explores for and produces oil and natural gas. The fund’s holdings of Energy XXI (Bermuda) Ltd. returned approximately -73%. The Telecommunication Services sector was the weakest contributor to the performance of the fund, representing an average weight of approximately 1% of the fund and returning approximately 1% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	1,995
Weighted Average Market Cap ($ x 1,000,000)	$1,834
Price/Earnings Ratio (P/E)	59.1
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	12%

 Sector Weightings % of Investments

Financials	23.0%
Information Technology	16.9%
Industrials	13.3%
Health Care	13.2%
Consumer Discretionary	12.4%
Materials	4.5%
Energy	4.4%
Utilities	3.3%
Consumer Staples	3.0%
Telecommunication Services	0.7%
Other	5.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Puma Biotechnology, Inc.	0.4%
Isis Pharmaceuticals, Inc.	0.3%
WEX, Inc.	0.3%
Team Health Holdings, Inc.	0.3%
Brunswick Corp.	0.3%
Prosperity Bancshares, Inc.	0.3%
RLJ Lodging Trust	0.3%
The Ultimate Software Group, Inc.	0.2%
LaSalle Hotel Properties	0.2%
CNO Financial Group, Inc.	0.2%
Total	2.8%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than many other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Equity Index Funds

 Schwab Small-Cap Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Index Fund® (5/19/97)	8.08%	17.96%	9.51%
Russell 2000® Index	8.06%	17.39%	8.67%
Small-Cap Spliced Index	8.06%	17.98%	9.59%
Fund Category: Morningstar Small Blend	7.66%	16.61%	8.49%

Fund Expense Ratios4: Net 0.17%; Gross 0.20%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Russell 2000®” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 11

Schwab Total Stock Market Index Fund®

The Schwab Total Stock Market Index Fund (the fund) seeks to track the total return of the entire U.S. stock market, as measured by the Dow Jones U.S. Total Stock Market Index (the index), which includes the stocks of all publicly traded companies headquartered in the U.S. for which pricing information is readily available. To pursue its investment objective, the funds use a sampling investment approach that involves investing in a representative sample of stocks with similar risk and return characteristics as the index, and maintains a tight allocation across all sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 15.93% for the 12-month period ended October 31, 2014, compared with the index, which returned 16.00%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period, with large-cap stocks outperforming small-cap stocks. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector was the biggest contributor to the fund’s total return. The large average weight of this sector reflected part of the reason for this contribution, with Information Technology stocks representing approximately 18% of the fund. The Information Technology sector returned approximately 23% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Apple, Inc., a company that designs, manufactures, and markets personal computers and related computing, mobile communication, and media devices, as well as a variety of related software and services. The fund’s holdings of Apple, Inc. represented the fund’s largest position within this sector and returned approximately 48%. The Health Care sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 13% of the fund and returning approximately 29%.

The Telecommunication Services sector also generated positive returns for the fund, but contributed the least to the fund’s performance. Telecommunication Services stocks represented an average weight of approximately 2% of the fund and returned approximately 6%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is NII Holdings, Inc. (Class B), a company that provides mobile communications for business customers in Latin America. The fund’s holdings of NII Holdings, Inc. (Class B) returned approximately -98%. The Energy sector was another comparatively weak contributor to the performance of the fund. Energy stocks represented an average weight of approximately 9% of the fund and returned approximately 3% for the 12-month reporting period.

As of 10/31/14:

 Statistics

Number of Holdings	2,511
Weighted Average Market Cap ($ x 1,000,000)	$107,838
Price/Earnings Ratio (P/E)	20.9
Price/Book Ratio (P/B)	2.6
Portfolio Turnover Rate	1%

 Sector Weightings % of Investments

Information Technology	18.4%
Financials	17.2%
Health Care	13.5%
Consumer Discretionary	12.1%
Industrials	11.0%
Energy	8.2%
Consumer Staples	8.1%
Materials	3.6%
Utilities	3.1%
Telecommunication Services	2.1%
Other	2.7%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	2.9%
Exxon Mobil Corp.	1.8%
Microsoft Corp.	1.7%
Johnson & Johnson	1.3%
General Electric Co.	1.2%
Berkshire Hathaway, Inc., Class B	1.1%
Wells Fargo & Co.	1.1%
The Procter & Gamble Co.	1.0%
Chevron Corp.	1.0%
JPMorgan Chase & Co.	1.0%
Total	14.1%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Equity Index Funds

 Schwab Total Stock Market Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Stock Market Index Fund® (6/1/99)	15.93%	17.02%	8.71%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.71%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratios4: Net 0.09%; Gross 0.10%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership – “Dow Jones” and “The Dow Jones U.S. Total Stock Market Index” are service marks of Dow Jones & Company, Inc. and have been licensed for certain purposes by CSIM. The Schwab Total Stock Market Index Fund, based on The Dow Jones U.S. Total Stock Market Index, is not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in such a product.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 18, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 18, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 13

Schwab International Index Fund®

The Schwab International Index Fund (the fund) seeks to track the performance of the MSCI EAFE Index (Net) (the index), which measures the total return of large, publicly traded non-U.S. companies from countries with developed equity markets outside of the U.S. To pursue its goal, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 0.09% for the 12-month period ended October 31, 2014, compared with the index, which returned -0.60%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings contributed to the fund’s relative performance.1

Market Highlights. Stocks in developed international markets produced slightly negative overall returns for the 12-month reporting period, in part due to continued geopolitical tensions and unsteady global economic growth. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments.

Contributors and Detractors. Stocks from Switzerland were among the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 9% of the fund. Swiss stocks returned approximately 4% in U.S. dollar terms. One example from this market is Novartis AG, a company that manufactures pharmaceutical and consumer healthcare products. The fund’s holdings of Novartis AG returned approximately 23% in U.S. dollar terms. Stocks from Hong Kong also provided meaningful contributions to the returns of both the index and the fund, representing an average weight of approximately 3% of the fund and returning approximately 10% in U.S. dollar terms.

Stocks from France were among the biggest detractors from the total return of the fund. French stocks represented an average weight of approximately 10% of the fund and returned approximately -6% in U.S. dollar terms. One example from this market is Sanofi, a global pharmaceutical company that researches, develops, and manufactures prescription pharmaceuticals and vaccines. The fund’s holdings of Sanofi returned approximately -10% in U.S. dollar terms. Stocks from Japan also detracted from the performance of the fund, representing an average weight of approximately 20% of the fund and returning approximately -0.5% in U.S. dollar terms.

As of 10/31/14:

 Statistics

Number of Holdings	917
Weighted Average Market Cap ($ x 1,000,000)	$63,589
Price/Earnings Ratio (P/E)	17.5
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	2%

 Sector Weightings % of Investments

Financials	25.1%
Industrials	11.9%
Consumer Discretionary	11.3%
Health Care	10.6%
Consumer Staples	10.6%
Materials	7.3%
Energy	6.1%
Telecommunication Services	4.8%
Information Technology	4.4%
Utilities	3.8%
Other	4.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Nestle S.A. – Reg’d	1.8%
Novartis AG – Reg’d	1.6%
Roche Holding AG	1.5%
HSBC Holdings plc	1.5%
Toyota Motor Corp.	1.2%
Royal Dutch Shell plc, A Shares	1.0%
BP plc	1.0%
Total S.A.	1.0%
Bayer AG – Reg’d	0.9%
Commonwealth Bank of Australia	0.9%
Total	12.4%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Equity Index Funds

 Schwab International Index Fund®

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab International Index Fund® (5/19/97)	0.09%	6.90%	5.86%
MSCI EAFE® Index (Net)	-0.60%	6.52%	5.81%
International Spliced Index	-0.60%	6.61%	5.98%
Fund Category: Morningstar Foreign Large Blend	-0.04%	6.66%	5.84%

Fund Expense Ratios4: Net 0.19%; Gross 0.23%

 Country Weightings % of Investments

Japan	20.5%
United Kingdom	20.1%
France	9.2%
Switzerland	8.9%
Germany	8.4%
Australia	7.7%
Spain	3.4%
Hong Kong	3.0%
Sweden	2.9%
Netherlands	2.6%
Other Countries	13.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership — “MSCI EAFE” is a registered mark of MSCI and has been licensed for use by the Schwab International Index Fund. The Schwab International Index Fund is not sponsored, endorsed, sold or promoted by MSCI and MSCI bears no liability with respect to the fund. The Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On August 21, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to August 21, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Equity Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab® S&P 500 Index Fund
Actual Return	0.09%	$1,000.00	$1,081.80	$0.47
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab 1000 Index® Fund
Actual Return	0.29%	$1,000.00	$1,077.30	$1.52
Hypothetical 5% Return	0.29%	$1,000.00	$1,023.74	$1.48

Schwab Small-Cap Index Fund®
Actual Return	0.17%	$1,000.00	$1,048.80	$0.88
Hypothetical 5% Return	0.17%	$1,000.00	$1,024.34	$0.87

Schwab Total Stock Market Index Fund®
Actual Return	0.09%	$1,000.00	$1,075.70	$0.47
Hypothetical 5% Return	0.09%	$1,000.00	$1,024.75	$0.46

Schwab International Index Fund®
Actual Return	0.19%	$1,000.00	$955.70	$0.94
Hypothetical 5% Return	0.19%	$1,000.00	$1,024.24	$0.97

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Equity Index Funds

Schwab® S&P 500 Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.78	22.35	19.82	18.70	16.28

Income (loss) from investment operations:
Net investment income (loss)	0.56	0.52	0.44	0.39	0.35
Net realized and unrealized gains (losses)	4.13	5.40	2.49	1.09	2.31

Total from investment operations	4.69	5.92	2.93	1.48	2.66
Less distributions:
Distributions from net investment income	(0.48)	(0.49)	(0.40)	(0.36)	(0.24)

Net asset value at end of period	31.99	27.78	22.35	19.82	18.70

Total return (%)	17.16	27.06	15.09	7.97	16.50

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.09	0.09	0.10	0.10	0.10
Net investment income (loss)	1.89	2.10	2.09	1.96	1.97
Portfolio turnover rate	2	1	2	3	2
Net assets, end of period ($ x 1,000,000)	20,473	17,121	12,687	10,909	10,007

See financial notes 17

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	11,021,049,498	19,950,703,019
0.1%	Other Investment Company	29,007,003	29,007,003
2.3%	Short-Term Investments	479,925,014	479,925,014

99.9%	Total Investments	11,529,981,515	20,459,635,036
0.1%	Other Assets and Liabilities, Net		13,654,324

100.0%	Net Assets		20,473,289,360

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 97.5% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	202,304,005

Banks 5.9%
Bank of America Corp.	11,678,311	1.0	200,399,817
Citigroup, Inc.	3,375,447	0.9	180,687,678
JPMorgan Chase & Co.	4,202,531	1.2	254,169,075
Wells Fargo & Co.	5,272,309	1.4	279,906,885
Other Securities		1.4	290,450,329

		5.9	1,205,613,784

Capital Goods 7.4%
3M Co.	726,719	0.5	111,747,581
General Electric Co.	11,121,452	1.4	287,044,676
The Boeing Co.	747,654	0.5	93,389,461
United Technologies Corp.	931,635	0.5	99,684,945
Other Securities		4.5	925,519,292

		7.4	1,517,385,955

Commercial & Professional Supplies 0.6%
Other Securities		0.6	126,388,673

Consumer Durables & Apparel 1.3%
Other Securities		1.3	265,310,261

Consumer Services 1.6%
McDonald’s Corp.	1,101,738	0.5	103,265,903
Other Securities		1.1	219,803,923

		1.6	323,069,826

Diversified Financials 5.1%
Berkshire Hathaway, Inc., Class B *	2,022,430	1.4	283,463,789
The Charles Schwab Corp. (a)	1,302,581	0.2	37,344,997
Other Securities		3.5	717,649,565

		5.1	1,038,458,351

Energy 9.0%
Chevron Corp.	2,114,734	1.2	253,662,343
ConocoPhillips	1,368,090	0.5	98,707,693
Exxon Mobil Corp.	4,749,241	2.3	459,299,097
Schlumberger Ltd.	1,447,415	0.7	142,801,964
Other Securities		4.3	878,926,479

		9.0	1,833,397,576

Food & Staples Retailing 2.2%
CVS Health Corp.	1,291,551	0.5	110,827,991
Wal-Mart Stores, Inc.	1,750,302	0.7	133,495,534
Other Securities		1.0	207,444,950

		2.2	451,768,475

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	2,209,791	0.5	106,821,297
PepsiCo, Inc.	1,685,563	0.8	162,100,594
Philip Morris International, Inc.	1,733,446	0.8	154,294,028
The Coca-Cola Co.	4,371,456	0.9	183,076,577
Other Securities		2.2	455,790,790

		5.2	1,062,083,286

Health Care Equipment & Services 4.4%
UnitedHealth Group, Inc.	1,086,310	0.5	103,210,313
Other Securities		3.9	800,427,010

		4.4	903,637,323

Household & Personal Products 2.0%
The Procter & Gamble Co.	3,009,890	1.3	262,673,100
Other Securities		0.7	150,686,281

		2.0	413,359,381

Insurance 2.7%
Other Securities		2.7	557,145,040

Materials 3.2%
Other Securities		3.2	656,784,271

Media 3.4%
Comcast Corp., Class A	2,889,664	0.8	159,942,902

18 See financial notes

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	1,751,583	0.8	160,059,655
Other Securities		1.8	377,508,929

		3.4	697,511,486

Pharmaceuticals, Biotechnology & Life Sciences 9.5%
AbbVie, Inc.	1,756,386	0.5	111,460,256
Amgen, Inc.	843,159	0.7	136,743,527
Bristol-Myers Squibb Co.	1,830,464	0.5	106,514,700
Celgene Corp. *	893,826	0.5	95,719,826
Gilead Sciences, Inc. *	1,684,050	0.9	188,613,600
Johnson & Johnson	3,145,925	1.7	339,067,797
Merck & Co., Inc.	3,211,014	0.9	186,046,151
Pfizer, Inc.	7,089,733	1.0	212,337,503
Other Securities		2.8	571,053,357

		9.5	1,947,556,717

Real Estate 2.3%
Other Securities		2.3	474,902,480

Retailing 4.1%
Amazon.com, Inc. *	421,980	0.6	128,898,011
The Home Depot, Inc.	1,500,150	0.7	146,294,628
Other Securities		2.8	562,482,981

		4.1	837,675,620

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	5,532,605	0.9	188,163,896
Other Securities		1.4	285,990,121

		2.3	474,154,017

Software & Services 10.1%
Facebook, Inc., Class A *	2,316,800	0.8	173,736,832
Google, Inc., Class A *	315,912	0.9	179,396,947
Google, Inc., Class C *	316,358	0.9	176,869,431
International Business Machines Corp.	1,030,390	0.8	169,396,116
Microsoft Corp.	9,167,131	2.1	430,396,800
Oracle Corp.	3,617,586	0.7	141,266,733
Visa, Inc., Class A	547,300	0.6	132,134,639
Other Securities		3.3	667,530,550

		10.1	2,070,728,048

Technology Hardware & Equipment 6.7%
Apple, Inc.	6,660,715	3.5	719,357,220
Cisco Systems, Inc.	5,684,928	0.7	139,110,188
QUALCOMM, Inc.	1,862,365	0.7	146,214,276
Other Securities		1.8	352,938,585

		6.7	1,357,620,269

Telecommunication Services 2.3%
AT&T, Inc.	5,763,736	1.0	200,808,562
Verizon Communications, Inc.	4,601,178	1.1	231,209,194
Other Securities		0.2	41,081,884

		2.3	473,099,640

Transportation 2.1%
Union Pacific Corp.	1,000,550	0.6	116,514,048
Other Securities		1.5	313,981,396

		2.1	430,495,444

Utilities 3.1%
Other Securities		3.1	630,253,091

Total Common Stock
(Cost $11,021,049,498)			19,950,703,019

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Other Securities		0.1	29,007,003

Total Other Investment Company
(Cost $29,007,003)			29,007,003

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.3% of net assets

Time Deposits 2.2%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	202,290,854	1.0	202,290,854
Wells Fargo
0.03%, 11/03/14	202,290,854	1.0	202,290,854
Other Securities		0.2	52,943,644

		2.2	457,525,352

U.S. Treasury Obligations 0.1%
Other Securities		0.1	22,399,662

Total Short-Term Investments
(Cost $479,925,014)			479,925,014

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $11,566,619,637 and the unrealized appreciation and depreciation were $9,323,536,713 and ($430,521,314), respectively, with a net unrealized appreciation of $8,893,015,399.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $28,501,109.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

See financial notes 19

 Schwab S&P 500 Index Fund

Condensed Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	4,900	492,793,000	12,366,475

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$19,950,703,019	$—	$—	$19,950,703,019
Other Investment Company[1]	29,007,003	—	—	29,007,003
Short-Term Investments[1]	—	479,925,014	—	479,925,014

Total	$19,979,710,022	$479,925,014	$—	$20,459,635,036

Other Financial Instruments
Futures Contracts[2]	$12,366,475	$—	$—	$12,366,475

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

20 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $17,491,210)		$37,344,997
Investments in unaffiliated issuers, at value (cost $11,483,483,302) including securities on loan of $28,501,109		20,393,283,036
Collateral invested for securities on loan, at value (cost $29,007,003)	+	29,007,003

Total investments, at value (cost $11,529,981,515)		20,459,635,036
Cash		420
Receivables:
Fund shares sold		39,122,079
Dividends		19,770,128
Variation margin on futures contracts		5,472,559
Income from securities on loan		42,153
Foreign tax reclaims		18,342
Interest		381
Prepaid expenses	+	286,882

Total assets		20,524,347,980

Liabilities

Collateral held for securities on loan		29,007,003
Payables:
Investment adviser and administrator fees		129,336
Shareholder service fees		52,284
Fund shares redeemed		21,542,799
Accrued expenses	+	327,198

Total liabilities		51,058,620

Net Assets

Total assets		20,524,347,980
Total liabilities	−	51,058,620

Net assets		$20,473,289,360

Net Assets by Source
Capital received from investors		11,478,444,634
Net investment income not yet distributed		289,403,265
Net realized capital losses		(236,578,535)
Net unrealized capital appreciation		8,942,019,996

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$20,473,289,360		640,075,169		$31.99

See financial notes 21

 Schwab S&P 500 Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$299,995
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $32,849)		372,214,336
Interest		145,801
Securities on loan	+	334,711

Total investment income		372,994,843

Expenses

Investment adviser and administrator fees		11,278,737
Shareholder service fees		3,610,136
Transfer agent fees		431,882
Portfolio accounting fees		414,790
Shareholder reports		375,769
Custodian fees		326,780
Registration fees		227,683
Independent trustees’ fees		95,216
Professional fees		87,259
Index fee		74,795
Other expenses	+	337,107

Total expenses		17,260,154
Expense reduction by CSIM and its affiliates	−	470,374

Net expenses	−	16,789,780

Net investment income		356,205,063

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		12,750,651
Net realized gains on futures contracts	+	80,559,459

Net realized gains		93,310,110
Net change in unrealized appreciation (depreciation) on affiliated issuer		7,458,238
Net change in unrealized appreciation (depreciation) on unaffiliated investments		2,516,412,581
Net change in unrealized appreciation (depreciation) on futures contracts	+	1,415,372

Net change in unrealized appreciation (depreciation)	+	2,525,286,191

Net realized and unrealized gains		2,618,596,301

Increase in net assets resulting from operations		$2,974,801,364

22 See financial notes

 Schwab S&P 500 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$356,205,063	$311,029,585
Net realized gains		93,310,110	53,530,089
Net change in unrealized appreciation (depreciation)	+	2,525,286,191	3,166,704,651

Increase in net assets from operations		2,974,801,364	3,531,264,325

Distributions to Shareholders

Distributions from net investment income		($297,103,536)	($278,278,089)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		139,516,160	$4,137,951,788	155,380,507	$3,830,088,605
Shares reinvested		9,293,269	257,330,630	11,251,940	248,330,312
Shares redeemed	+	(125,148,250)	(3,720,729,510)	(117,760,806)	(2,897,316,141)

Net transactions in fund shares		23,661,179	$674,552,908	48,871,641	$1,181,102,776

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		616,413,990	$17,121,038,624	567,542,349	$12,686,949,612
Total increase	+	23,661,179	3,352,250,736	48,871,641	4,434,089,012

End of period		640,075,169	$20,473,289,360	616,413,990	$17,121,038,624

Net investment income not yet distributed			$289,403,265		$231,017,629

See financial notes 23

Schwab 1000 Index® Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	48.31	40.23	37.44	35.79	31.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.83	0.81	0.71	0.62	0.57
Net realized and unrealized gains (losses)	6.74	9.74	4.32	2.07	4.80

Total from investment operations	7.57	10.55	5.03	2.69	5.37
Less distributions:
Distributions from net investment income	(0.75)	(0.81)	(0.72)	(0.57)	(0.58)
Distributions from net realized gains	(1.50)	(1.66)	(1.52)	(0.47)	—

Total distributions	(2.25)	(2.47)	(2.24)	(1.04)	(0.58)

Net asset value at end of period	53.63	48.31	40.23	37.44	35.79

Total return (%)	16.36	27.85	14.38	7.60	17.51

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.29	0.29	0.29	0.29	0.29
Gross operating expenses	0.33	0.34	0.34	0.34	0.35
Net investment income (loss)	1.64	1.87	1.85	1.64	1.71
Portfolio turnover rate	4	4	4	5	5
Net assets, end of period ($ x 1,000,000)	6,586	5,887	4,848	4,552	4,575

1 Calculated based on the average shares outstanding during the period.

24 See financial notes

 Schwab 1000 Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.2%	Common Stock	2,005,520,919	6,533,533,558
1.2%	Other Investment Companies	78,068,474	78,068,474
0.0%	Short-Term Investment	2,629,957	2,629,957

100.4%	Total Investments	2,086,219,350	6,614,231,989
(0.4%)	Other Assets and Liabilities, Net		(27,864,447)

100.0%	Net Assets		6,586,367,542

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.2% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	79,185,766

Banks 5.6%
Bank of America Corp.	3,346,841	0.9	57,431,791
Citigroup, Inc.	975,256	0.8	52,205,454
JPMorgan Chase & Co.	1,198,778	1.1	72,502,093
Wells Fargo & Co.	1,514,096	1.2	80,383,357
Other Securities		1.6	107,772,126

		5.6	370,294,821

Capital Goods 7.9%
3M Co.	206,554	0.5	31,761,809
General Electric Co.	3,190,202	1.3	82,339,114
The Boeing Co.	213,289	0.4	26,641,929
United Technologies Corp.	270,303	0.4	28,922,421
Other Securities		5.3	347,263,002

		7.9	516,928,275

Commercial & Professional Supplies 0.8%
Other Securities		0.8	52,976,248

Consumer Durables & Apparel 1.4%
Other Securities		1.4	94,606,614

Consumer Services 1.9%
McDonald’s Corp.	318,736	0.5	29,875,125
Other Securities		1.4	94,331,696

		1.9	124,206,821

Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	581,012	1.2	81,434,642
The Charles Schwab Corp. (a)	367,065	0.2	10,523,753
Other Securities		3.4	224,396,300

		4.8	316,354,695

Energy 8.7%
Chevron Corp.	606,937	1.1	72,802,093
ConocoPhillips	390,966	0.4	28,208,197
Exxon Mobil Corp.	1,359,263	2.0	131,454,325
Schlumberger Ltd.	411,647	0.6	40,613,093
Other Securities		4.6	302,172,326

		8.7	575,250,034

Food & Staples Retailing 2.0%
CVS Health Corp.	372,611	0.5	31,973,750
Wal-Mart Stores, Inc.	503,227	0.6	38,381,123
Other Securities		0.9	62,472,929

		2.0	132,827,802

Food, Beverage & Tobacco 4.8%
Altria Group, Inc.	635,805	0.4	30,734,814
PepsiCo, Inc.	480,985	0.7	46,256,327
Philip Morris International, Inc.	494,265	0.7	43,994,528
The Coca-Cola Co.	1,258,148	0.8	52,691,238
Other Securities		2.2	143,291,320

		4.8	316,968,227

Health Care Equipment & Services 4.6%
UnitedHealth Group, Inc.	309,692	0.5	29,423,837
Other Securities		4.1	270,695,776

		4.6	300,119,613

Household & Personal Products 1.9%
The Procter & Gamble Co.	861,119	1.1	75,149,855
Other Securities		0.8	52,112,984

		1.9	127,262,839

Insurance 3.0%
Other Securities		3.0	199,849,670

Materials 3.5%
Other Securities		3.5	231,219,343

Media 3.6%
Comcast Corp., Class A	827,123	0.7	45,781,258

See financial notes 25

 Schwab 1000 Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	503,360	0.7	45,997,037
Other Securities		2.2	142,063,034

		3.6	233,841,329

Pharmaceuticals, Biotechnology & Life Sciences 9.3%
AbbVie, Inc.	508,646	0.5	32,278,675
Amgen, Inc.	240,902	0.6	39,069,486
Bristol-Myers Squibb Co.	526,739	0.5	30,650,942
Celgene Corp. *	253,040	0.4	27,098,054
Gilead Sciences, Inc. *	481,844	0.8	53,966,528
Johnson & Johnson	901,987	1.5	97,216,159
Merck & Co., Inc.	924,818	0.8	53,583,955
Pfizer, Inc.	2,031,951	0.9	60,856,932
Other Securities		3.3	217,366,388

		9.3	612,087,119

Real Estate 3.3%
Other Securities		3.3	217,752,838

Retailing 4.1%
Amazon.com, Inc. *	120,741	0.6	36,881,546
The Home Depot, Inc.	428,935	0.6	41,829,741
Other Securities		2.9	192,669,942

		4.1	271,381,229

Semiconductors & Semiconductor Equipment 2.3%
Intel Corp.	1,577,980	0.8	53,667,100
Other Securities		1.5	97,313,046

		2.3	150,980,146

Software & Services 10.4%
Facebook, Inc., Class A *	664,600	0.7	49,838,354
Google, Inc., Class A *	90,388	0.8	51,328,634
Google, Inc., Class C *	90,388	0.8	50,534,123
International Business Machines Corp.	295,740	0.7	48,619,656
Microsoft Corp.	2,626,238	1.9	123,301,874
Oracle Corp.	1,036,510	0.6	40,475,715
Visa, Inc., Class A	156,900	0.6	37,880,367
Other Securities		4.3	281,590,620

		10.4	683,569,343

Technology Hardware & Equipment 6.3%
Apple, Inc.	1,908,474	3.1	206,115,192
Cisco Systems, Inc.	1,626,315	0.6	39,795,928
QUALCOMM, Inc.	534,178	0.7	41,938,315
Other Securities		1.9	124,874,266

		6.3	412,723,701

Telecommunication Services 2.3%
AT&T, Inc.	1,651,077	0.9	57,523,523
Verizon Communications, Inc.	1,324,157	1.0	66,538,889
Other Securities		0.4	24,875,175

		2.3	148,937,587

Transportation 2.4%
Union Pacific Corp.	285,924	0.5	33,295,850
Other Securities		1.9	124,566,564

		2.4	157,862,414

Utilities 3.1%
Other Securities		3.1	206,347,084

Total Common Stock
(Cost $2,005,520,919)			6,533,533,558

Other Investment Companies 1.2% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	44,874,058	0.7	44,874,058

Securities Lending Collateral 0.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	33,194,416	0.5	33,194,416

Total Other Investment Companies
(Cost $78,068,474)			78,068,474

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
Other Securities		0.0	2,629,957

Total Short-Term Investment
(Cost $2,629,957)			2,629,957

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $2,063,162,830 and the unrealized appreciation and depreciation were $4,587,737,414 and ($36,668,255), respectively, with a net unrealized appreciation of $4,551,069,159.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $33,735,231. Non-Cash Collateral pledged to the fund for securities on loan amounted to $1,049,914.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

26 See financial notes

 Schwab 1000 Index Fund

Condensed Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	460	46,262,200	800,851

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$6,533,533,558	$—	$—	$6,533,533,558
Other Investment Companies[1]	78,068,474	—	—	78,068,474
Short-Term Investment[1]	—	2,629,957	—	2,629,957

Total	$6,611,602,032	$2,629,957	$—	$6,614,231,989

Other Financial Instruments
Futures Contracts[2]	$800,851	$—	$—	$800,851

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 27

 Schwab 1000 Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $1,803,228)		$10,523,753
Investments in unaffiliated issuers, at value (cost $2,051,221,706) including securities on loan of $33,735,231		6,570,513,820
Collateral invested for securities on loan, at value (cost $33,194,416)	+	33,194,416

Total investments, at value (cost $2,086,219,350)		6,614,231,989
Receivables:
Investments sold		222,759
Dividends		6,115,533
Fund shares sold		2,912,015
Variation margin on futures contracts		524,400
Income from securities on loan		75,470
Foreign tax reclaims		4,914
Prepaid expenses	+	126,415

Total assets		6,624,213,495

Liabilities

Collateral held for securities on loan		33,194,416
Payables:
Investment adviser and administrator fees		127,028
Shareholder service fees		72,230
Fund shares redeemed		4,330,239
Accrued expenses	+	122,040

Total liabilities		37,845,953

Net Assets

Total assets		6,624,213,495
Total liabilities	−	37,845,953

Net assets		$6,586,367,542

Net Assets by Source
Capital received from investors		1,776,200,659
Net investment income not yet distributed		82,633,843
Net realized capital gains		198,719,550
Net unrealized capital appreciation		4,528,813,490

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$6,586,367,542		122,814,922		$53.63

28 See financial notes

 Schwab 1000 Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$88,096
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $15,425)		119,708,654
Interest		814
Securities on loan	+	725,483

Total investment income		120,523,047

Expenses

Investment adviser and administrator fees		13,862,067
Shareholder service fees		6,033,432
Shareholder reports		180,488
Portfolio accounting fees		170,975
Custodian fees		111,815
Transfer agent fees		94,746
Registration fees		71,614
Professional fees		60,218
Independent trustees’ fees		50,872
Interest expense		183
Other expenses	+	116,777

Total expenses		20,753,187
Expense reduction by CSIM and its affiliates	−	2,683,006

Net expenses	−	18,070,181

Net investment income		102,452,866

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		169,698,983
Net realized gains on futures contracts	+	8,242,453

Net realized gains		177,941,436
Net change in unrealized appreciation (depreciation) on affiliated issuer		2,209,731
Net change in unrealized appreciation (depreciation) on unaffiliated investments		660,220,261
Net change in unrealized appreciation (depreciation) on futures contracts	+	(1,508,612)

Net change in unrealized appreciation (depreciation)	+	660,921,380

Net realized and unrealized gains		838,862,816

Increase in net assets resulting from operations		$941,315,682

See financial notes 29

 Schwab 1000 Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$102,452,866	$99,492,905
Net realized gains		177,941,436	178,811,471
Net change in unrealized appreciation (depreciation)	+	660,921,380	1,026,638,598

Increase in net assets from operations		941,315,682	1,304,942,974

Distributions to Shareholders

Distributions from net investment income		(91,043,881)	(96,597,152)
Distributions from net realized gains	+	(182,379,726)	(197,828,775)

Total distributions		($273,423,607)	($294,425,927)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,474,992	$424,679,163	9,372,908	$400,294,068
Shares reinvested		5,073,441	236,878,978	6,695,843	255,781,218
Shares redeemed	+	(12,594,623)	(630,314,274)	(14,700,117)	(627,358,330)

Net transactions in fund shares		953,810	$31,243,867	1,368,634	$28,716,956

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		121,861,112	$5,887,231,600	120,492,478	$4,847,997,597
Total increase	+	953,810	699,135,942	1,368,634	1,039,234,003

End of period		122,814,922	$6,586,367,542	121,861,112	$5,887,231,600

Net investment income not yet distributed			$82,633,843		$71,285,685

30 See financial notes

Schwab Small-Cap Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	27.62	21.26	20.55	19.18	15.14

Income (loss) from investment operations:
Net investment income (loss)[1]	0.35	0.42	0.33	0.25	0.22
Net realized and unrealized gains (losses)	1.76	6.94	1.89	1.37	3.97

Total from investment operations	2.11	7.36	2.22	1.62	4.19
Less distributions:
Distributions from net investment income	(0.31)	(0.50)	(0.35)	(0.20)	(0.15)
Distributions from net realized gains	(1.29)	(0.50)	(1.16)	(0.05)	—

Total distributions	(1.60)	(1.00)	(1.51)	(0.25)	(0.15)

Net asset value at end of period	28.13	27.62	21.26	20.55	19.18

Total return (%)	8.08	36.23	11.87	8.45	27.85

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.17	0.17	0.17	0.19	0.19
Gross operating expenses	0.21	0.20	0.21	0.19	0.20
Net investment income (loss)	1.27	1.76	1.63	1.18	1.23
Portfolio turnover rate	12	11	41 [2]	26	33
Net assets, end of period ($ x 1,000,000)	2,567	2,351	1,675	1,502	1,406

1 Calculated based on the average shares outstanding during the period.
2 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 14, 2011.

See financial notes 31

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Common Stock	1,808,542,039	2,564,440,457
0.0%	Rights	320,914	320,914
0.0%	Warrants	—	—
5.1%	Other Investment Company	130,686,609	130,686,609
0.5%	Short-Term Investments	13,560,292	13,560,292

105.5%	Total Investments	1,953,109,854	2,709,008,272
(5.5%)	Other Assets and Liabilities, Net		(142,203,233)

100.0%	Net Assets		2,566,805,039

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.9% of net assets

Automobiles & Components 1.2%
Dana Holding Corp.	251,200	0.2	5,139,552
Other Securities		1.0	24,789,854

		1.2	29,929,406

Banks 9.6%
Investors Bancorp, Inc.	537,604	0.2	5,779,243
Prosperity Bancshares, Inc.	105,600	0.3	6,377,184
Radian Group, Inc.	286,004	0.2	4,819,167
Other Securities		8.9	228,610,997

		9.6	245,586,591

Capital Goods 8.5%
CLARCOR, Inc.	74,600	0.2	4,995,216
Curtiss-Wright Corp.	71,982	0.2	4,981,874
Esterline Technologies Corp. *	47,000	0.2	5,504,170
HEICO Corp.	102,306	0.2	5,549,077
Moog, Inc., Class A *	67,700	0.2	5,181,758
Teledyne Technologies, Inc. *	55,571	0.2	5,758,823
Woodward, Inc.	100,500	0.2	5,146,605
Other Securities		7.1	182,099,756

		8.5	219,217,279

Commercial & Professional Supplies 3.6%
Other Securities		3.6	93,747,008

Consumer Durables & Apparel 2.6%
Brunswick Corp.	136,700	0.3	6,397,560
Other Securities		2.3	59,923,721

		2.6	66,321,281

Consumer Services 4.0%
Other Securities		4.0	103,171,036

Diversified Financials 2.6%
PRA Group, Inc. *	76,129	0.2	4,815,159
Other Securities		2.4	61,594,561

		2.6	66,409,720

Energy 4.6%
SemGroup Corp., Class A	62,965	0.2	4,832,564
Other Securities		4.4	113,784,925

		4.6	118,617,489

Food & Staples Retailing 1.0%
United Natural Foods, Inc. *	72,982	0.2	4,964,236
Other Securities		0.8	19,779,898

		1.0	24,744,134

Food, Beverage & Tobacco 1.8%
TreeHouse Foods, Inc. *	62,152	0.2	5,293,486
Other Securities		1.6	41,858,353

		1.8	47,151,839

Health Care Equipment & Services 6.5%
DexCom, Inc. *	114,200	0.2	5,133,290
HealthSouth Corp.	129,800	0.2	5,234,834
STERIS Corp.	88,188	0.2	5,450,018
Team Health Holdings, Inc. *	104,367	0.3	6,527,112
West Pharmaceutical Services, Inc.	108,630	0.2	5,567,287
Other Securities		5.4	137,914,324

		6.5	165,826,865

Household & Personal Products 0.4%
Other Securities		0.4	9,267,707

Insurance 2.6%
CNO Financial Group, Inc.	333,600	0.2	6,048,168
First American Financial Corp.	160,900	0.2	4,878,488
Other Securities		2.2	56,628,966

		2.6	67,555,622

Materials 4.8%
Graphic Packaging Holding Co. *	489,715	0.2	5,940,243
PolyOne Corp.	144,754	0.2	5,357,346

32 See financial notes

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		4.4	111,368,932

		4.8	122,666,521

Media 1.4%
Other Securities		1.4	34,786,758

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
Cepheid *	102,700	0.2	5,444,127
Isis Pharmaceuticals, Inc. *	177,200	0.3	8,161,832
Pacira Pharmaceuticals, Inc. *	53,800	0.2	4,993,716
Puma Biotechnology, Inc. *	34,800	0.4	8,720,880
Other Securities		6.4	164,978,477

		7.5	192,299,032

Real Estate 9.5%
CubeSmart	240,643	0.2	5,065,535
Highwoods Properties, Inc.	133,507	0.2	5,723,445
LaSalle Hotel Properties	159,626	0.2	6,258,935
RLJ Lodging Trust	195,282	0.3	6,291,986
Strategic Hotels & Resorts, Inc. *	382,700	0.2	4,917,695
Other Securities		8.4	215,108,170

		9.5	243,365,766

Retailing 4.0%
Other Securities		4.0	102,539,172

Semiconductors & Semiconductor Equipment 3.6%
RF Micro Devices, Inc. *	423,000	0.2	5,503,230
TriQuint Semiconductor, Inc. *	253,400	0.2	5,481,042
Other Securities		3.2	81,580,302

		3.6	92,564,574

Software & Services 9.4%
Aspen Technology, Inc. *	139,600	0.2	5,155,428
Guidewire Software, Inc. *	104,300	0.2	5,208,742
MAXIMUS, Inc.	101,496	0.2	4,918,496
SS&C Technologies Holdings, Inc. *	104,600	0.2	5,054,272
The Ultimate Software Group, Inc. *	43,100	0.2	6,486,981
Tyler Technologies, Inc. *	49,100	0.2	5,495,272
Verint Systems, Inc. *	88,372	0.2	5,080,506
WEX, Inc. *	58,476	0.3	6,640,534
Other Securities		7.7	197,702,866

		9.4	241,743,097

Technology Hardware & Equipment 4.7%
Cognex Corp. *	131,818	0.2	5,214,720
FEI Co.	63,900	0.2	5,385,492
Other Securities		4.3	111,281,680

		4.7	121,881,892

Telecommunication Services 0.7%
Other Securities		0.7	19,204,423

Transportation 1.8%
Other Securities		1.8	46,283,560

Utilities 3.5%
Cleco Corp.	90,700	0.2	4,876,032
Dynegy, Inc. *	183,200	0.2	5,587,600
Other Securities		3.1	79,096,053

		3.5	89,559,685

Total Common Stock
(Cost $1,808,542,039)			2,564,440,457

Rights 0.0% of net assets

Automobiles & Components 0.0%
Other Securities		0.0	107,470

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	213,444

Total Rights
(Cost $320,914)			320,914

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Company 5.1% of net assets

Securities Lending Collateral 5.1%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	130,686,609	5.1	130,686,609

Total Other Investment Company
(Cost $130,686,609)			130,686,609

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/03/14	11,660,323	0.4	11,660,323

See financial notes 33

 Schwab Small-Cap Index Fund

Condensed Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

U.S. Treasury Obligations 0.1%
Other Securities		0.1	1,899,969

Total Short-Term Investments
(Cost $13,560,292)			13,560,292

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $1,960,321,155 and the unrealized appreciation and depreciation were $900,108,052 and ($151,420,935), respectively, with a net unrealized appreciation of $748,687,117.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $320,914 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $128,436,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	20	2,342,000	202,898

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,564,440,457	$—	$—	$2,564,440,457
Rights[1]	—	—	320,914	320,914
Warrants[1]	—	—	—	—
Other Investment Company[1]	130,686,609	—	—	130,686,609
Short-Term Investments[1]	—	13,560,292	—	13,560,292

Total	$2,695,127,066	$13,560,292	$320,914	$2,709,008,272

Other Financial Instruments
Futures Contracts[2]	$202,898	$—	$—	$202,898

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$320,914	$—	$—	$—	$320,914

Total	$—	$—	$—	$320,914	$—	$—	$—	$320,914

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

34 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $1,822,423,245) including securities on loan of $128,436,558		$2,578,321,663
Collateral invested for securities on loan, at value (cost $130,686,609)	+	130,686,609

Total investments, at value (cost $1,953,109,854)		2,709,008,272
Receivables:
Fund shares sold		1,693,089
Dividends		906,831
Income from securities on loan		449,465
Variation margin on futures contracts		198,210
Interest		10
Prepaid expenses	+	43,784

Total assets		2,712,299,661

Liabilities

Collateral held for securities on loan		130,686,609
Payables:
Investments bought		2,651,214
Investment adviser and administrator fees		30,877
Shareholder service fees		5,896
Fund shares redeemed		11,889,615
Accrued expenses	+	230,411

Total liabilities		145,494,622

Net Assets

Total assets		2,712,299,661
Total liabilities	−	145,494,622

Net assets		$2,566,805,039

Net Assets by Source
Capital received from investors		1,654,178,949
Net investment income not yet distributed		22,176,318
Net realized capital gains		134,348,456
Net unrealized capital appreciation		756,101,316

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,566,805,039		91,231,854		$28.13

See financial notes 35

 Schwab Small-Cap Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $18,199)		$30,980,670
Interest		20,230
Securities on loan	+	5,025,528

Total investment income		36,026,428

Expenses

Investment adviser and administrator fees		3,754,578
Shareholder service fees		485,138
Index fee		324,115
Shareholder reports		155,464
Portfolio accounting fees		114,038
Registration fees		68,585
Transfer agent fees		64,795
Custodian fees		53,141
Professional fees		47,341
Independent trustees’ fees		18,011
Other expenses	+	46,862

Total expenses		5,132,068
Expense reduction by CSIM and its affiliates	−	875,516

Net expenses	−	4,256,552

Net investment income		31,769,876

Realized and Unrealized Gains (Losses)

Net realized gains on investments		137,599,673
Net realized gains on futures contracts		6,472,968
Net realized losses on foreign currency transactions	+	(266)

Net realized gains		144,072,375
Net change in unrealized appreciation (depreciation) on investments		18,055,018
Net change in unrealized appreciation (depreciation) on futures contracts		(2,952,563)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(9)

Net change in unrealized appreciation (depreciation)	+	15,102,446

Net realized and unrealized gains		159,174,821

Increase in net assets resulting from operations		$190,944,697

36 See financial notes

 Schwab Small-Cap Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$31,769,876	$35,040,608
Net realized gains		144,072,375	103,525,565
Net change in unrealized appreciation (depreciation)	+	15,102,446	474,902,335

Increase in net assets from operations		190,944,697	613,468,508

Distributions to Shareholders

Distributions from net investment income		(26,168,327)	(39,112,389)
Distributions from net realized gains	+	(110,361,333)	(39,238,431)

Total distributions		($136,529,660)	($78,350,820)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		19,513,159	$532,426,174	17,519,506	$419,420,964
Shares reinvested		4,820,637	125,963,244	3,540,194	72,432,373
Shares redeemed	+	(18,247,583)	(497,352,580)	(14,685,439)	(350,359,363)

Net transactions in fund shares		6,086,213	$161,036,838	6,374,261	$141,493,974

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		85,145,641	$2,351,353,164	78,771,380	$1,674,741,502
Total increase	+	6,086,213	215,451,875	6,374,261	676,611,662

End of period		91,231,854	$2,566,805,039	85,145,641	$2,351,353,164

Net investment income not yet distributed			$22,176,318		$17,941,421

See financial notes 37

Schwab Total Stock Market Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	32.53	25.80	22.92	21.57	18.50

Income (loss) from investment operations:
Net investment income (loss)	0.60	0.57	0.47	0.41	0.37
Net realized and unrealized gains (losses)	4.49	6.70	2.83	1.33	3.02

Total from investment operations	5.09	7.27	3.30	1.74	3.39
Less distributions:
Distributions from net investment income	(0.51)	(0.54)	(0.42)	(0.39)	(0.32)
Distributions from net realized gains	(0.15)	—	—	—	—

Total distributions	(0.66)	(0.54)	(0.42)	(0.39)	(0.32)

Net asset value at end of period	36.96	32.53	25.80	22.92	21.57

Total return (%)	15.93	28.76	14.71	8.14	18.53

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.09	0.09	0.09	0.09	0.09
Gross operating expenses	0.10	0.10	0.10	0.11	0.11
Net investment income (loss)	1.79	2.02	2.02	1.79	1.85
Portfolio turnover rate	1	2	3	1	3
Net assets, end of period ($ x 1,000,000)	4,049	3,183	2,240	1,747	1,470

38 See financial notes

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	2,419,182,444	3,996,962,109
0.0%	Rights	32,982	32,760
0.0%	Warrants	—	—
0.7%	Other Investment Company	26,162,578	26,162,578
2.1%	Short-Term Investments	86,325,341	86,325,341

101.5%	Total Investments	2,531,703,345	4,109,482,788
(1.5%)	Other Assets and Liabilities, Net		(60,247,221)

100.0%	Net Assets		4,049,235,567

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.2%
Other Securities		1.2	47,727,756

Banks 5.9%
Bank of America Corp.	1,883,401	0.8	32,319,161
Citigroup, Inc.	539,889	0.7	28,900,258
JPMorgan Chase & Co.	671,463	1.0	40,610,082
Wells Fargo & Co.	845,813	1.1	44,904,212
Other Securities		2.3	92,490,937

		5.9	239,224,650

Capital Goods 7.8%
3M Co.	115,357	0.4	17,738,446
General Electric Co.	1,797,112	1.2	46,383,461
United Technologies Corp.	152,628	0.4	16,331,196
Other Securities		5.8	233,705,336

		7.8	314,158,439

Commercial & Professional Supplies 1.0%
Other Securities		1.0	42,139,145

Consumer Durables & Apparel 1.6%
Other Securities		1.6	62,440,667

Consumer Services 2.1%
McDonald’s Corp.	175,440	0.4	16,443,991
Other Securities		1.7	68,027,877

		2.1	84,471,868

Diversified Financials 4.6%
Berkshire Hathaway, Inc., Class B *	324,902	1.1	45,538,264
The Charles Schwab Corp. (a)	211,426	0.1	6,061,583
Other Securities		3.4	136,285,691

		4.6	187,885,538

Energy 8.4%
Chevron Corp.	339,623	1.0	40,737,779
ConocoPhillips	223,431	0.4	16,120,547
Exxon Mobil Corp.	761,999	1.8	73,692,923
Schlumberger Ltd.	232,003	0.6	22,889,416
Other Securities		4.6	185,142,251

		8.4	338,582,916

Food & Staples Retailing 1.9%
CVS Health Corp.	205,937	0.5	17,671,454
Wal-Mart Stores, Inc.	282,889	0.5	21,575,944
Other Securities		0.9	37,585,921

		1.9	76,833,319

Food, Beverage & Tobacco 4.5%
Altria Group, Inc.	356,923	0.4	17,253,658
PepsiCo, Inc.	270,258	0.7	25,990,712
Philip Morris International, Inc.	280,509	0.6	24,968,106
The Coca-Cola Co.	705,514	0.7	29,546,926
Other Securities		2.1	85,275,371

		4.5	183,034,773

Health Care Equipment & Services 4.7%
UnitedHealth Group, Inc.	172,781	0.4	16,415,923
Other Securities		4.3	172,793,029

		4.7	189,208,952

Household & Personal Products 1.8%
The Procter & Gamble Co.	482,524	1.0	42,109,870
Other Securities		0.8	30,497,227

		1.8	72,607,097

Insurance 3.0%
Other Securities		3.0	123,151,426

Materials 3.6%
Other Securities		3.6	146,031,968

Media 3.4%
Comcast Corp., Class A	461,960	0.6	25,569,486

See financial notes 39

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
The Walt Disney Co.	281,639	0.7	25,736,172
Other Securities		2.1	85,407,578

		3.4	136,713,236

Pharmaceuticals, Biotechnology & Life Sciences 9.0%
AbbVie, Inc.	283,230	0.5	17,973,776
Amgen, Inc.	135,489	0.5	21,973,606
Bristol-Myers Squibb Co.	295,053	0.4	17,169,134
Celgene Corp. *	145,262	0.4	15,556,108
Gilead Sciences, Inc. *	271,492	0.8	30,407,104
Johnson & Johnson	504,809	1.3	54,408,314
Merck & Co., Inc.	517,716	0.7	29,996,465
Pfizer, Inc.	1,138,625	0.8	34,101,819
Other Securities		3.6	144,521,127

		9.0	366,107,453

Real Estate 3.9%
Other Securities		3.9	156,779,819

Retailing 4.1%
Amazon.com, Inc. *	68,125	0.5	20,809,462
The Home Depot, Inc.	241,663	0.6	23,566,976
Other Securities		3.0	123,137,728

		4.1	167,514,166

Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	885,697	0.8	30,122,555
Other Securities		1.6	66,346,361

		2.4	96,468,916

Software & Services 10.1%
Facebook, Inc., Class A *	372,707	0.7	27,949,298
Google, Inc., Class A *	50,876	0.7	28,890,954
Google, Inc., Class C *	51,176	0.7	28,611,478
International Business Machines Corp.	166,051	0.7	27,298,784
Microsoft Corp.	1,474,318	1.7	69,219,230
Oracle Corp.	583,313	0.6	22,778,373
Visa, Inc., Class A	88,601	0.5	21,390,940
Other Securities		4.5	182,771,696

		10.1	408,910,753

Technology Hardware & Equipment 6.1%
Apple, Inc.	1,071,762	2.9	115,750,296
Cisco Systems, Inc.	918,640	0.5	22,479,121
QUALCOMM, Inc.	301,639	0.6	23,681,678
Other Securities		2.1	86,546,972

		6.1	248,458,067

Telecommunication Services 2.1%
AT&T, Inc.	929,055	0.8	32,368,276
Verizon Communications, Inc.	741,369	0.9	37,253,792
Other Securities		0.4	16,869,175

		2.1	86,491,243

Transportation 2.3%
Union Pacific Corp.	160,070	0.4	18,640,152
Other Securities		1.9	75,581,673

		2.3	94,221,825

Utilities 3.2%
Other Securities		3.2	127,798,117

Total Common Stock
(Cost $2,419,182,444)			3,996,962,109

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Other Securities		0.0	—

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	32,760

Total Rights
(Cost $32,982)			32,760

Warrants 0.0% of net assets

Energy 0.0%
Other Securities		0.0	—

Total Warrants
(Cost $—)			—

Other Investment Company 0.7% of net assets

Securities Lending Collateral 0.7%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	26,162,578	0.7	26,162,578

Total Other Investment Company
(Cost $26,162,578)			26,162,578

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 2.1% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	39,996,785	0.9	39,996,785
DNB
0.03%, 11/03/14	39,996,785	1.0	39,996,785
Other Securities		0.1	2,731,828

		2.0	82,725,398

40 See financial notes

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

U.S. Treasury Obligations 0.1%
Other Securities		0.1	3,599,943

Total Short-Term Investments
(Cost $86,325,341)			86,325,341

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $2,549,856,868 and the unrealized appreciation and depreciation were $1,634,592,191 and ($74,966,271), respectively, with a net unrealized appreciation of $1,559,625,920.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $32,760 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $26,055,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	60	7,026,000	398,936
S&P 500 Index, e-mini, Long, expires 12/19/14	410	41,233,700	1,834,405

Net Unrealized Appreciation			2,233,341

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$3,996,962,109	$—	$—	$3,996,962,109
Rights[1]	—	—	32,760	32,760
Warrants[1]	—	—	—	—
Other Investment Company[1]	26,162,578	—	—	26,162,578
Short-Term Investments[1]	—	86,325,341	—	86,325,341

Total	$4,023,124,687	$86,325,341	$32,760	$4,109,482,788

Other Financial Instruments
Futures Contracts[2]	$2,233,341	$—	$—	$2,233,341

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

See financial notes 41

 Schwab Total Stock Market Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$32,760	$—	$—	$—	$32,760

Total	$—	$—	$—	$32,760	$—	$—	$—	$32,760

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

42 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $4,180,778)		$6,061,583
Investments in unaffiliated issuers, at value (cost $2,501,359,989) including securities on loan of $26,055,558		4,077,258,627
Collateral invested for securities on loan, at value (cost $26,162,578)	+	26,162,578

Total investments, at value (cost $2,531,703,345)		4,109,482,788
Cash		33,257
Receivables:
Investments sold		3,556
Fund shares sold		5,514,185
Dividends		3,472,577
Variation margin on futures contracts		570,600
Income from securities on loan		92,909
Foreign tax reclaims		2,907
Interest		69
Prepaid expenses	+	53,314

Total assets		4,119,226,162

Liabilities

Collateral held for securities on loan		26,162,578
Payables:
Investments bought		40,749,501
Investment adviser and administrator fees		23,157
Shareholder service fees		8,077
Fund shares redeemed		2,921,177
Accrued expenses	+	126,105

Total liabilities		69,990,595

Net Assets

Total assets		4,119,226,162
Total liabilities	−	69,990,595

Net assets		$4,049,235,567

Net Assets by Source
Capital received from investors		2,414,095,825
Net investment income not yet distributed		53,845,311
Net realized capital gains		1,281,647
Net unrealized capital appreciation		1,580,012,784

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,049,235,567		109,556,860		$36.96

See financial notes 43

 Schwab Total Stock Market Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$46,464
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $8,760)		66,988,404
Interest		23,493
Securities on loan	+	853,347

Total investment income		67,911,708

Expenses

Investment adviser and administrator fees		2,171,946
Shareholder service fees		692,268
Portfolio accounting fees		140,740
Shareholder reports		108,859
Transfer agent fees		103,590
Registration fees		101,073
Custodian fees		75,229
Professional fees		49,804
Independent trustees’ fees		23,129
Interest expense		461
Other expenses	+	63,497

Total expenses		3,530,596
Expense reduction by CSIM and its affiliates	−	272,216

Net expenses	−	3,258,380

Net investment income		64,653,328

Realized and Unrealized Gains (Losses)

Net realized gains on unaffiliated investments		5,348,371
Net realized gains on futures contracts	+	12,537,084

Net realized gains		17,885,455
Net change in unrealized appreciation (depreciation) on affiliated issuer		1,136,109
Net change in unrealized appreciation (depreciation) on unaffiliated investments		449,096,734
Net change in unrealized appreciation (depreciation) on futures contracts	+	(375,196)

Net change in unrealized appreciation (depreciation)	+	449,857,647

Net realized and unrealized gains		467,743,102

Increase in net assets resulting from operations		$532,396,430

44 See financial notes

 Schwab Total Stock Market Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$64,653,328	$54,198,628
Net realized gains		17,885,455	18,230,467
Net change in unrealized appreciation (depreciation)	+	449,857,647	606,599,386

Increase in net assets from operations		532,396,430	679,028,481

Distributions to Shareholders

Distributions from net investment income		(50,022,427)	(47,503,974)
Distributions from net realized gains	+	(14,754,888)	—

Total distributions		($64,777,315)	($47,503,974)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,674,667	$847,448,914	26,862,706	$768,188,272
Shares reinvested		1,621,857	52,337,326	1,519,219	38,800,859
Shares redeemed	+	(14,599,314)	(501,556,679)	(17,343,333)	(494,804,875)

Net transactions in fund shares		11,697,210	$398,229,561	11,038,592	$312,184,256

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		97,859,650	$3,183,386,891	86,821,058	$2,239,678,128
Total increase	+	11,697,210	865,848,676	11,038,592	943,708,763

End of period		109,556,860	$4,049,235,567	97,859,650	$3,183,386,891

Net investment income not yet distributed			$53,845,311		$39,398,594

See financial notes 45

Schwab International Index Fund®

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	19.92	16.32	16.02	17.31	16.26

Income (loss) from investment operations:
Net investment income (loss)	0.64	0.49	0.57	0.57	0.48
Net realized and unrealized gains (losses)	(0.63)	3.69	0.33	(1.38)	1.01

Total from investment operations	0.01	4.18	0.90	(0.81)	1.49
Less distributions:
Distributions from net investment income	(0.51)	(0.58)	(0.60)	(0.48)	(0.44)

Net asset value at end of period	19.42	19.92	16.32	16.02	17.31

Total return (%)	0.09	26.40	6.07	(4.83)	9.31

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.19	0.19	0.19	0.19	0.19
Gross operating expenses	0.23	0.23	0.23	0.21	0.22
Net investment income (loss)	3.42	2.88	3.66	3.26	2.88
Portfolio turnover rate	2	5	31 [1]	10	13
Net assets, end of period ($ x 1,000,000)	2,699	2,205	1,415	1,375	1,471

1 Portfolio turnover rate increase was mainly the result of trading activities in connection with the change in primary benchmark index effective December 20, 2011.

46 See financial notes

 Schwab International Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

94.8%	Common Stock	2,082,756,449	2,557,901,605
0.6%	Preferred Stock	12,000,924	14,597,344
0.0%	Rights	463,454	458,169
0.2%	Other Investment Company	6,284,134	6,284,134
3.8%	Short-Term Investments	102,482,807	102,482,807

99.4%	Total Investments	2,203,987,768	2,681,724,059
0.6%	Other Assets and Liabilities, Net		17,421,971

100.0%	Net Assets		2,699,146,030

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 94.8% of net assets

Australia 7.7%
Australia & New Zealand Banking Group Ltd.	554,974	0.6	16,421,997
BHP Billiton Ltd.	648,996	0.7	19,415,901
Commonwealth Bank of Australia	327,430	0.9	23,283,357
National Australia Bank Ltd.	476,014	0.6	14,725,852
Westpac Banking Corp.	627,984	0.7	19,275,505
Other Securities		4.2	113,503,715

		7.7	206,626,327

Austria 0.2%
Other Securities		0.2	5,257,600

Belgium 1.2%
Anheuser-Busch InBev N.V.	162,156	0.7	17,982,187
Other Securities		0.5	13,986,762

		1.2	31,968,949

Denmark 1.5%
Novo Nordisk A/S, Class B	406,216	0.7	18,362,067
Other Securities		0.8	21,222,165

		1.5	39,584,232

Finland 0.8%
Other Securities		0.8	22,824,273

France 9.1%
BNP Paribas S.A.	213,876	0.5	13,440,408
Sanofi	239,808	0.8	21,760,185
Total S.A.	431,824	1.0	25,781,299
Other Securities		6.8	184,951,657

		9.1	245,933,549

Germany 7.8%
Allianz SE - Reg’d	92,021	0.5	14,633,375
BASF SE	185,553	0.6	16,395,490
Bayer AG - Reg’d	166,836	0.9	23,861,178
Daimler AG - Reg’d	194,315	0.6	15,150,542
SAP SE	186,573	0.5	12,712,230
Siemens AG - Reg’d	160,263	0.7	18,076,612
Other Securities		4.0	108,919,079

		7.8	209,748,506

Hong Kong 3.0%
AIA Group Ltd.	2,431,600	0.5	13,569,361
Other Securities		2.5	67,254,559

		3.0	80,823,920

Ireland 0.3%
Other Securities		0.3	7,966,555

Israel 0.5%
Other Securities		0.5	14,292,621

Italy 2.3%
Other Securities		2.3	61,730,126

Japan 20.4%
Mitsubishi UFJ Financial Group, Inc.	2,576,709	0.6	15,020,186
SoftBank Corp.	194,200	0.5	14,137,646
Toyota Motor Corp.	556,403	1.2	33,482,763
Other Securities		18.1	488,288,321

		20.4	550,928,916

Netherlands 2.6%
ING Groep N.V. CVA *	780,729	0.4	11,180,322
Unilever N.V. CVA	330,199	0.5	12,798,001
Other Securities		1.7	45,205,768

		2.6	69,184,091

New Zealand 0.1%
Other Securities		0.1	3,375,772

Norway 0.7%
Other Securities		0.7	19,864,969

See financial notes 47

 Schwab International Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Portugal 0.2%
Other Securities		0.2	4,344,746

Singapore 1.4%
Other Securities		1.4	38,476,799

Spain 3.3%
Banco Bilbao Vizcaya Argentaria S.A.	1,200,605	0.5	13,428,629
Banco Santander S.A.	2,426,020	0.8	21,435,158
Telefonica S.A.	827,077	0.4	12,445,589
Other Securities		1.6	42,914,176

		3.3	90,223,552

Sweden 2.9%
Other Securities		2.9	78,287,621

Switzerland 8.8%
Nestle S.A. - Reg’d	650,058	1.8	47,671,415
Novartis AG - Reg’d	464,123	1.6	43,071,939
Roche Holding AG	141,729	1.5	41,824,422
UBS AG - Reg’d *	738,535	0.5	12,841,745
Other Securities		3.4	92,074,824

		8.8	237,484,345

United Kingdom 20.0%
AstraZeneca plc	254,498	0.7	18,590,659
Barclays plc	3,315,853	0.5	12,752,500
BG Group plc	689,272	0.4	11,487,429
BP plc	3,717,531	1.0	26,747,268
British American Tobacco plc	378,448	0.8	21,449,524
Diageo plc	507,213	0.6	14,958,918
GlaxoSmithKline plc	979,362	0.8	22,147,257
HSBC Holdings plc	3,842,563	1.5	39,176,326
Lloyds Banking Group plc *	11,523,992	0.5	14,230,849
National Grid plc	755,203	0.4	11,207,186
Prudential plc	518,460	0.4	12,005,474
Reckitt Benckiser Group plc	131,606	0.4	11,084,313
Rio Tinto plc	256,983	0.5	12,227,623
Royal Dutch Shell plc, A Shares	793,932	1.0	28,360,643
Royal Dutch Shell plc, B Shares	487,416	0.7	18,007,793
SABMiller plc	195,209	0.4	11,041,598
Vodafone Group plc	5,332,119	0.7	17,731,718
Other Securities		8.7	235,767,058

		20.0	538,974,136

Total Common Stock
(Cost $2,082,756,449)			2,557,901,605

Preferred Stock 0.6% of net assets

Germany 0.6%
Other Securities		0.6	14,542,982

United Kingdom 0.0%
Other Securities		0.0	54,362

Total Preferred Stock
(Cost $12,000,924)			14,597,344

Rights 0.0% of net assets

Spain 0.0%
Other Securities		0.0	458,169

Total Rights
(Cost $463,454)			458,169

Other Investment Company 0.2% of net assets

United States 0.2%

Securities Lending Collateral 0.2%
Other Securities		0.2	6,284,134

Total Other Investment Company
(Cost $6,284,134)			6,284,134

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.6%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	18,382,677	0.7	18,382,677
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	26,411,153	1.0	26,411,153
DNB
0.03%, 11/03/14	26,411,153	1.0	26,411,153
Wells Fargo
0.03%, 11/03/14	26,373,131	0.9	26,373,131
Other Securities		0.0	104,740

		3.6	97,682,854

U.S. Treasury Obligation 0.2%
Other Securities		0.2	4,799,953

Total Short-Term Investments
(Cost $102,482,807)			102,482,807

End of Investments.

48 See financial notes

 Schwab International Index Fund

Condensed Portfolio Holdings continued

At 10/31/14, the tax basis cost of the fund’s investments was $2,228,712,985 and the unrealized appreciation and depreciation were $596,840,562 and ($143,829,488), respectively, with a net unrealized appreciation of $453,011,074.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $2,555,486,627 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,980,410.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $54,362 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	1,260	115,668,000	3,612,589

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$587,668,696	$—	$587,668,696
Australia	1,275,299	205,351,028	—	206,626,327
Belgium	631,759	31,337,190	—	31,968,949
Finland	544,226	22,280,047	—	22,824,273
France	4,583,251	241,350,298	—	245,933,549
Ireland	2,112,489	5,854,066	—	7,966,555
Japan	950,683	549,978,233	—	550,928,916
Netherlands	1,263,184	67,920,907	—	69,184,091
Norway	206,749	19,658,220	—	19,864,969
Singapore	248,696	38,228,103	—	38,476,799
Switzerland	505,698	236,978,647	—	237,484,345
United Kingdom	4,635,926	534,338,210	—	538,974,136
Preferred Stock[1]	—	14,542,982	—	14,542,982
United Kingdom	—	—	54,362	54,362
Rights[1]	458,169	—	—	458,169
Other Investment Company[1]	6,284,134	—	—	6,284,134
Short-Term Investments[1]	—	102,482,807	—	102,482,807

Total	$23,700,263	$2,657,969,434	$54,362	$2,681,724,059

Other Financial Instruments
Futures Contracts[2]	$3,612,589	$—	$—	$3,612,589

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

See financial notes 49

 Schwab International Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Common Stock
Portugal	$—	$—	($638,611)	$284,328	$—	$354,283	$—	$—
Preferred Stock
United Kingdom	41,914	460	165	54,546	(42,723)	—	—	54,362
Rights
Spain	389,200	—	(17,552)	—	(371,648)	—	—	—

Total	$431,114	$460	($655,998)	$338,874	($414,371)	$354,283	$—	$54,362

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($618,397).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014. The transfers in the amount of $16,621,611 and $7,924,803 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.

50 See financial notes

 Schwab International Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $2,197,703,634) including securities on loan of $5,980,410		$2,675,439,925
Collateral invested for securities on loan, at value (cost $6,284,134)	+	6,284,134

Total investments, at value (cost $2,203,987,768)		2,681,724,059
Foreign currency, at value (cost $325)		325
Cash		100,000
Receivables:
Fund shares sold		18,477,247
Dividends		4,940,649
Variation margin on futures contracts		2,037,618
Foreign tax reclaims		1,985,410
Income from securities on loan		31,393
Interest		81
Prepaid expenses	+	43,154

Total assets		2,709,339,936

Liabilities

Collateral held for securities on loan		6,284,134
Payables:
Investments bought		2,208,807
Investment adviser and administrator fees		28,882
Shareholder service fees		6,422
Fund shares redeemed		1,336,704
Accrued expenses	+	328,957

Total liabilities		10,193,906

Net Assets

Total assets		2,709,339,936
Total liabilities	−	10,193,906

Net assets		$2,699,146,030

Net Assets by Source
Capital received from investors		2,179,888,429
Net investment income not yet distributed		62,675,606
Net realized capital losses		(24,516,959)
Net unrealized capital appreciation		481,098,954

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,699,146,030		138,984,661		$19.42

See financial notes 51

 Schwab International Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $7,050,681)		$87,668,265
Interest		23,622
Securities on loan	+	1,248,476

Total investment income		88,940,363

Expenses

Investment adviser and administrator fees		3,694,085
Shareholder service fees		477,977
Custodian fees		481,429
Index fee		422,570
Portfolio accounting fees		126,801
Shareholder reports		95,426
Registration fees		90,817
Transfer agent fees		64,176
Professional fees		54,453
Independent trustees’ fees		17,773
Interest expense		1,680
Other expenses	+	55,332

Total expenses		5,582,519
Expense reduction by CSIM and its affiliates	−	901,665

Net expenses	−	4,680,854

Net investment income		84,259,509

Realized and Unrealized Gains (Losses)

Net realized gains on investments		938,120
Net realized gains on futures contracts		3,495,645
Net realized losses on foreign currency transactions	+	(329,634)

Net realized gains		4,104,131
Net change in unrealized appreciation (depreciation) on investments		(94,924,198)
Net change in unrealized appreciation (depreciation) on futures contracts		1,194,753
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(312,328)

Net change in unrealized appreciation (depreciation)	+	(94,041,773)

Net realized and unrealized losses		(89,937,642)

Decrease in net assets resulting from operations		($5,678,133)

52 See financial notes

 Schwab International Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$84,259,509	$50,514,341
Net realized gains		4,104,131	6,801,009
Net change in unrealized appreciation (depreciation)	+	(94,041,773)	355,342,477

Increase (Decrease) in net assets from operations		(5,678,133)	412,657,827

Distributions to Shareholders

Distributions from net investment income		($56,954,638)	($50,551,708)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		42,892,587	$850,934,554	36,208,819	$648,488,445
Shares reinvested		2,686,474	50,828,092	2,784,477	45,581,882
Shares redeemed	+	(17,254,418)	(344,646,661)	(15,012,168)	(266,487,088)

Net transactions in fund shares		28,324,643	$557,115,985	23,981,128	$427,583,239

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		110,660,018	$2,204,662,816	86,678,890	$1,414,973,458
Total increase	+	28,324,643	494,483,214	23,981,128	789,689,358

End of period		138,984,661	$2,699,146,030	110,660,018	$2,204,662,816

Net investment income not yet distributed			$62,675,606		$35,386,171

See financial notes 53

 Schwab Equity Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust, except Schwab 1000 Index Fund, which is a series of Schwab Investments. Both Schwab Capital Trust and Schwab Investments (the “trusts”) are no-load, open-end management investment companies. Each trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trusts as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2050 Fund
Schwab International Index Fund	Schwab Target 2055 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental US Small Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental International Small Company Index Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Balanced Fund	Schwab Monthly Income Fund – Moderate Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund – Enhanced Payout
Schwab Dividend Equity Fund	Schwab Monthly Income Fund – Maximum Payout
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund	Schwab Investments (organized October 26, 1990)
Schwab Hedged Equity Fund	Schwab 1000 Index Fund
Schwab Financial Services Fund	Schwab Short-Term Bond Market Fund
Schwab Health Care Fund	Schwab Intermediate-Term Bond Fund
Schwab International Core Equity Fund	Schwab Total Bond Market Fund
Schwab Target 2010 Fund	Schwab GNMA Fund
Schwab Target 2015 Fund	Schwab Treasury Inflation Protected Securities Index Fund
Schwab Target 2020 Fund	Schwab Tax-Free Bond Fund
Schwab Target 2025 Fund	Schwab California Tax-Free Bond Fund
Schwab Target 2030 Fund	Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are

54

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures Contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by

 55

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allows the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

The values of the securities on loan and the related collateral as of October 31, 2014, if any, are disclosed in the funds’ Portfolio Holdings. Investments of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.

56

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

 57

 Schwab Equity Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2014, if any, are reflected in each fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk. As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Investment Style Risk. Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its benchmark index.

Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

58

 Schwab Equity Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — a fund’s performance also will lag those investments.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more volatile than those of large-cap companies because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — bonds or small-cap stocks, for instance — a fund’s performance also will lag those investments.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are depositary receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading markets; and GDRs, many of which are issued by companies in emerging markets, may be more volatile.

Geographic Risk. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Security Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and each trust.

 59

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For its advisory and administrative services to the Schwab 1000 Index Fund, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of the fund’s average daily net assets as follows:

Schwab
1000
% of Average Daily Net Assets	Index Fund

First $500 million	0.30%
$500 million to $5 billion	0.22%
$5 billion to $10 billion	0.20%
Over $10 billion	0.18%

For its advisory and administrative services to the other funds discussed in this report, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
Schwab	Schwab	Total Stock	Schwab
S&P 500	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund

0.06%	0.15%	0.06%	0.15%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to the amount set forth in the table below. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.02%	0.10%	0.02%	0.02%	0.02%

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

			Schwab
Schwab	Schwab	Schwab	Total Stock	Schwab
S&P 500	1000	Small-Cap	Market	International
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.09%	0.29%	0.17%	0.09%	0.19%

60

 Schwab Equity Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. The table below shows funds with investment activities involving The Charles Schwab Corporation shares during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Fund	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab S&P 500 Index Fund	1,232,381	70,200	—	1,302,581	$37,344,997	$—	$299,995
Schwab 1000 Index Fund	367,065	—	—	367,065	10,523,753	—	88,096
Schwab Total Stock Market Index Fund	182,326	29,100	—	211,426	6,061,583	—	46,464

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab Funds as of October 31, 2014, as applicable:

	Underlying Funds
					Schwab
	Schwab		Schwab	Schwab	Total Stock	Schwab
	S&P 500		1000	Small-Cap	Market	International
	Index Fund		Index Fund	Index Fund	Index Fund	Index Fund

Schwab MarketTrack All Equity Portfolio	1.4%		—%	6.0%	—%	6.9%
Schwab MarketTrack Growth Portfolio	1.5%		—%	5.7%	—%	5.4%
Schwab MarketTrack Balanced Portfolio	0.8%		—%	3.1%	—%	2.8%
Schwab MarketTrack Conservative Portfolio	0.2%		—%	0.9%	—%	0.8%
Schwab MarketTrack Growth Portfolio II	0.0%	*	0.1%	0.3%	—%	0.2%
Schwab Target 2010 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2015 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2020 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2025 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2030 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2035 Fund	0.2%		—%	—%	—%	—%
Schwab Target 2040 Fund	0.4%		—%	—%	—%	—%
Schwab Target 2045 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2050 Fund	0.0%	*	—%	—%	—%	—%
Schwab Target 2055 Fund	0.0%	*	—%	—%	—%	—%

*	Less than 0.1%

Certain other related parties may own shares of Schwab funds in this report. As of October 31, 2014, the shares owned by Schwab Charitable Giving Trust (an affiliate of Schwab) as a percentage of the total shares of the Schwab Small Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund were 2.8%, 6.6% and 3.4%, respectively.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

 61

 Schwab Equity Index Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab S&P 500 Index Fund	$462,670,963	4,886
Schwab 1000 Index Fund	39,935,354	419
Schwab Small-Cap Index Fund	55,299,167	483
Schwab Total Stock Market Index Fund	69,348,292	717
Schwab International Index Fund	59,574,515	630

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab S&P 500 Index Fund	$1,076,416,361	$278,793,912
Schwab 1000 Index Fund	219,932,645	314,403,431
Schwab Small-Cap Index Fund	503,473,110	305,868,156
Schwab Total Stock Market Index Fund	508,454,594	37,603,609
Schwab International Index Fund	558,876,284	41,216,548

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab S&P 500 Index Fund	$284,628	$199,433
Schwab 1000 Index Fund	27,406	43,102
Schwab Small-Cap Index Fund	29,424	22,392
Schwab Total Stock Market Index Fund	75,062	45,887
Schwab International Index Fund	24,510	17,950

62

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$289,403,265	$87,159,600	$33,077,149	$59,208,843	$78,846,363
Undistributed long-term capital gains	—	171,938,124	130,861,822	16,304,979	—
Unrealized appreciation on investments	9,323,536,713	4,587,737,414	900,108,052	1,634,592,191	596,840,562
Unrealized depreciation on investments	(430,521,314)	(36,668,255)	(151,420,935)	(74,966,271)	(143,829,488)
Other unrealized appreciation (depreciation)	—	—	—	—	(213,656)

Net unrealized appreciation (depreciation)	$8,893,015,399	$4,551,069,159	$748,687,117	$1,559,625,920	$452,797,418

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), partnership investments, non taxable dividends and futures mark to market.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2015	$89,645,092	$—	$—	$—	$—
October 31, 2016	77,879,594	—	—	—	—
October 31, 2017	20,049,252	—	—	—	12,386,180

Total	$187,573,938	$—	$—	$—	$12,386,180

For the year ended October 31, 2014, the funds had capital loss carryforwards utilized and capital losses expired as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital loss carryforwards utilized	$95,059,485	$—	$—	$—	$5,012,069
Capital losses expired	14,197,048	—	—	—	—

 63

 Schwab Equity Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$297,103,536	$92,284,725	$38,782,759	$50,259,453	$56,954,638
Long-term capital gains	—	181,138,882	97,746,901	14,517,862	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$278,278,089	$96,597,152	$39,112,389	$47,503,974	$50,551,708
Long-term capital gains	—	197,828,775	39,238,431	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

				Schwab
	Schwab	Schwab	Schwab	Total Stock	Schwab
	S&P 500	1000	Small-Cap	Market	International
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	($14,197,048)	$—	$—	$—	$—
Undistributed net investment income	(715,891)	(60,827)	(1,366,652)	(184,184)	(15,436)
Net realized capital gains (losses)	14,912,939	60,827	1,366,652	184,184	15,436

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab 1000 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab 1000 Index Fund (one of the funds constituting Schwab Investments), Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (four of the funds constituting Schwab Capital Trust) (hereafter collectively referred to as the “Funds”) at October 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

 65

Other Federal Tax Information (unaudited)

Schwab International Index Fund may elect to pass on the benefits of the foreign tax credit of $7,006,596 to its shareholders for the year ended October 31, 2014. The respective foreign source income on the fund is $84,212,078.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab S&P 500 Index Fund	98.44
Schwab 1000 Index Fund	100.00
Schwab Small-Cap Index Fund	50.68
Schwab Total Stock Market Index Fund	91.39
Schwab International Index Fund	—

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab S&P 500 Index Fund	$297,103,536
Schwab 1000 Index Fund	92,284,725
Schwab Small-Cap Index Fund	20,272,407
Schwab Total Stock Market Index Fund	47,706,854
Schwab International Index Fund	51,378,675

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2014:

Schwab S&P 500 Index Fund	$—
Schwab 1000 Index Fund	181,138,882
Schwab Small-Cap Index Fund	97,746,901
Schwab Total Stock Market Index Fund	14,517,862
Schwab International Index Fund	—

66

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust and Schwab Investments (collectively, the “Trusts”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreements”) with respect to the existing funds in the Trusts, including Schwab S&P 500 Index Fund, Schwab 1000 Index Fund, Schwab Small- Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the

 67

appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab 1000 Index Fund that include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

68

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust and Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 69

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993 and Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust and Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust and Schwab Investments since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust and Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

70

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust and Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 71

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the “1933 Act”), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

Schwab 1000 Index An index that represents the performance of the largest 1,000 publicly traded companies in the United States.

Small-Cap Spliced Index An internally calculated index, comprised of the Schwab Small-Cap Index (the fund’s former comparative index) from inception of the fund until the close of business on December 14, 2011, and the Russell 2000 Index from December 15, 2011 forward.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

72

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13810-17
00128293

Annual report dated October 31, 2014, enclosed.

Schwab Active Equity Funds

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

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This wrapper is not part of the shareholder report.

Schwab Active Equity Funds

Annual Report
October 31, 2014

Schwab Core Equity Fundtm

Schwab Dividend Equity Fundtm

Schwab Large-Cap Growth Fundtm

Schwab Small-Cap Equity Fundtm

Schwab Hedged Equity Fundtm

Schwab Financial Services Fundtm

Schwab Health Care Fundtm

Schwab® International Core
Equity Fund

This page is intentionally left blank.

Schwab Active Equity Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab Core Equity Fundtm (Ticker Symbol: SWANX)	17.88%

S&P 500® Index	17.27%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 8-9

Schwab Dividend Equity Fundtm (Ticker Symbol: SWDSX)	14.26%

S&P 500® Index	17.27%
Fund Category: Morningstar Large Value	13.60%

Performance Details	pages 10-11

Schwab Large-Cap Growth Fundtm (Ticker Symbol: SWLSX)	18.06%

Russell 1000 Growth Index	17.11%
Fund Category: Morningstar Large Growth	14.57%

Performance Details	pages 12-13

Schwab Small-Cap Equity Fundtm (Ticker Symbol: SWSCX)	11.67%

Russell 2000® Index	8.06%
Fund Category: Morningstar Small Blend	7.66%

Performance Details	pages 14-15

Schwab Hedged Equity Fundtm (Ticker Symbol: SWHEX)	11.07%

S&P 500® Index	17.27%
Fund Category: Morningstar Long/Short Equity	4.80%

Performance Details	pages 16-17

Schwab Financial Services Fundtm (Ticker Symbol: SWFFX)	15.92%

S&P 1500 SuperComposite Financial Sector Index	17.21%
Fund Category: Morningstar Financial	10.51%

Performance Details	pages 18-19

Schwab Health Care Fundtm1 (Ticker Symbol: SWHFX)	27.06%

Dow Jones Global Health Care Index	23.34%
Fund Category: Morningstar Health	32.03%

Performance Details	pages 20-21

Schwab® International Core Equity Fund[1] (Ticker Symbol: SICNX)	2.20%

MSCI EAFE® Index (Net)*	-0.60%
Fund Category: Morningstar Foreign Large Blend	-0.04%

Performance Details	pages 22-23

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

*	Effective February 28, 2014, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

4 Schwab Active Equity Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio. Our Schwab Active Equity Funds employ a disciplined investment process that involves quantitative and qualitative research and analysis through a bottom-up approach to stock selection. To aid in each fund’s stock selection process, multiple inputs, including Schwab Equity Ratings®, are analyzed by an experienced investment team.

For the 12-month reporting period ended October 31, 2014, the Schwab Active Equity Funds generated returns that in most cases reflected a rally by U.S. stocks but a weaker performance by international stocks. Most of the funds invest in U.S. stocks, but for funds that invested in international stocks, the depreciation of many foreign currencies versus the U.S. dollar reduced returns. The Schwab Health Care Fund, the Schwab Small-Cap Equity Fund, and the Schwab International Core Equity Fund performed particularly well versus their comparative indices, while the Schwab Financial Services Fund and the Schwab Dividend Equity Fund were comparative underperformers. In addition, the Schwab Hedged Equity Fund underperformed its comparative index, reflecting the fund’s use of short sale transactions that generally caused performance to lag when U.S. stocks rallied.

In the U.S., the Federal Reserve continued to maintain its accommodative monetary policy. This combined with a stronger economy and favorable

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Active Equity Funds 5

From the President continued

For the 12-month reporting period ended October 31, 2014, the Schwab Active Equity Funds generated returns that in most cases reflected a rally by U.S. stocks but a weaker performance by international stocks.

earnings reports by select companies drove U.S. stock market indices to record highs even as volatility increased. Large cap names were favored by the market, outperforming small-cap stocks.

Outside the U.S., economic growth generally stalled. This led to differences between central bank policies in the U.S. and those of Japan and other countries, causing many foreign currencies such as the yen to depreciate versus the U.S. dollar and reducing international returns. Reflecting this backdrop, the MSCI EAFE Index returned -0.6%,1 and the S&P 500 returned 17.3%.

For more information about the Schwab Active Equity Funds, please continue reading this report. In addition, you can find further details about these funds by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

[1]	The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

6 Schwab Active Equity Funds

Fund Management

Jonas Svallin, CFA Managing Director and Head of Active Equity Strategies, leads the portfolio management team of the Schwab Active Equity Funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 until 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors (ACI). Prior to joining ACI, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Active Equity Funds 7

Schwab Core Equity Fund™

The Schwab Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. stocks. The fund expects to hold the common stocks of U.S companies that have market capitalizations of approximately $500 million or more. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 17.88% for the 12-month reporting period ended October 31, 2014, outperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 17.27% for the reporting period.

Market Highlights. Rebounding economic growth and favorable earnings reports by select companies late in the reporting period supported the performance of U.S. stocks, with large-cap stocks outperforming small-cap stocks. The Information Technology and Health Care sectors performed particularly well, while the Energy and Telecommunication Services sectors underperformed by comparison.

Positioning and Strategies. The fund’s over- and underweights in many market sectors compared with the index were among the largest overall contributors to the fund’s relative performance. Effective stock selection also helped overall and contributed to fund outperformance.

The fund’s holdings in Apple, Inc. contributed the most to relative performance, returning approximately 48% for the 12-month reporting period. Factors such as positive earnings reports and the highly anticipated release of the iPhone 6 and iPhone 6 Plus gave Apple, Inc. a boost toward the end of the reporting period, and helped this stock positively contribute to relative performance. From a sector standpoint, the Information Technology sector contributed the most to the fund’s total return, as this sector benefitted especially from improvements in the U.S. economy and increased corporate spending on technology. Although the fund was slightly underweight in Information Technology relative to the comparative index, effective stock selection within this sector helped make up for this relative weighting.

In contrast, the fund’s holdings of International Game Technology, a global casino-style gaming company, detracted the most from the fund’s total return. International Game Technology returned approximately -34%, in part due to muted demand in its core business. As a result, the fund’s overweight in this stock reduced the relative performance of the fund (please note this position was sold prior to the end of the reporting period). Within the fund, the Telecommunication Services sector detracted the most from the fund’s total return, as competition between several large companies impacted profit margins. Though the fund was underweight this sector compared with the index, stock selection negatively affected relative performance. The fund’s holdings of AT&T Inc. detracted the most from the fund’s total return in this sector, with returns of approximately -10%. The strategic decision to overweight in this stock detracted from relative performance (please note this position was sold prior to the end of the reporting period).

As of 10/31/14:

 Statistics

Number of Holdings	124
Weighted Average Market Cap ($ x 1,000,000)	$104,805
Price/Earnings Ratio (P/E)	16.7
Price/Book Ratio (P/B)	2.4
Portfolio Turnover Rate	63%

 Sector Weightings % of Investments

Information Technology	18.5%
Health Care	16.2%
Financials	13.7%
Industrials	12.6%
Energy	9.4%
Consumer Discretionary	9.2%
Consumer Staples	9.0%
Utilities	5.6%
Materials	3.4%
Telecommunication Services	1.1%
Other	1.3%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	3.6%
Pfizer, Inc.	3.1%
PepsiCo, Inc.	2.5%
Wells Fargo & Co.	2.3%
Occidental Petroleum Corp.	2.3%
PPG Industries, Inc.	2.3%
Entergy Corp.	2.2%
Archer-Daniels-Midland Co.	2.2%
The PNC Financial Services Group, Inc.	2.0%
Amgen, Inc.	2.0%
Total	24.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Active Equity Funds

 Schwab Core Equity Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Core Equity Fundtm (7/1/96)	17.88%	15.26%	8.44%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratio4: 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On May 21, 2009 and September 7, 2012, respectively, the Laudus U.S. MarketMasters Fund and the Schwab Premier Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 9

Schwab Dividend Equity Fund™

The Schwab Dividend Equity Fund (the fund) seeks current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 14.26% for the 12-month reporting period ended October 31, 2014, underperforming the S&P 500 Index (the index), which the fund uses for performance comparisons. The index returned 17.27% for the reporting period. As of October 31, 2014, the fund’s dividend yield was 2.24%, higher than the 1.91% dividend yield of the index. As of October 31, 2014, the fund’s 30-Day SEC yield was 1.38%.

Market Highlights. Dividend-paying stocks generally performed well early in the reporting period, most notably in the Utilities sector and REITs industry. However, reductions in stimulative policies by the Federal Reserve and an uncertain global economic outlook negatively impacted dividend-paying stocks, reducing overall returns. In this environment, the Health Care and Information Technology sectors performed particularly well, while the Telecommunication Services and Energy sectors, which generated positive overall returns, underperformed by comparison.

Positioning and Strategies. Decisions to over- and underweight certain market sectors compared with the index represented one of the biggest overall detractors from the fund’s relative performance for the reporting period. However, the fund’s disciplined stock-selection strategies helped the investment advisor identify a number of stock opportunities that worked out well, although some stock selections and sector weightings were less effective than others.

For example, an overweight of Best Buy Co., Inc. detracted from the fund’s total return. Best Buy Co., Inc. returned approximately -18%, in part due to weak holiday sales early in the reporting period resulting from lack of consumer spending, high competition, and aggressive price cuts. From a sector standpoint, stocks from the Telecommunication Services sector contributed the least to the total return of the fund, as many of these companies faced high competition and stalled growth during the reporting period. The communications holding company AT&T, Inc. is an example from this sector and detracted from relative performance. Weak wireless subscriber growth and high capital spending negatively impacted this stock, with the fund’s holdings of AT&T, Inc. returning approximately 1%.

By comparison, an overweight of Wells Fargo & Co., a diversified financial services company, contributed the most to the total return of the fund. Wells Fargo & Co. demonstrated stable growth and had comparatively higher fee exposure during the 12-month reporting period, both of which contributed to this stock’s return of approximately 28% for the fund. Within the fund, the Financials sector was the overall biggest contributor to total return. Financials stocks benefitted especially from the strengthening of the U.S. economy, and effective stock selection within this sector positively contributed to the fund’s relative performance.

As of 10/31/14:

 Statistics

Number of Holdings	137
Weighted Average Market Cap ($ x 1,000,000)	$88,950
Price/Earnings Ratio (P/E)	16.6
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	72%

 Sector Weightings % of Investments

Financials	27.9%
Health Care	14.1%
Energy	13.5%
Industrials	10.6%
Information Technology	9.3%
Utilities	7.5%
Consumer Discretionary	6.7%
Consumer Staples	5.4%
Materials	2.3%
Telecommunication Services	1.9%
Other	0.8%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Pfizer, Inc.	3.7%
Merck & Co., Inc.	3.2%
Citigroup, Inc.	3.1%
Wells Fargo & Co.	3.1%
ConocoPhillips	2.5%
Cardinal Health, Inc.	2.2%
Morgan Stanley	2.2%
Exxon Mobil Corp.	2.2%
Chevron Corp.	2.2%
Entergy Corp.	2.2%
Total	26.6%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Active Equity Funds

 Schwab Dividend Equity Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Dividend Equity Fundtm (9/2/03)	14.26%	15.45%	8.15%
S&P 500® Index	17.27%	16.69%	8.20%
Russell 1000 Value Index	16.46%	16.49%	7.90%
Fund Category: Morningstar Large Value	13.60%	14.53%	7.23%

Fund Expense Ratio4: 0.89%

 Yields1

30-Day SEC Yield	1.38%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 11

Schwab Large-Cap Growth Fund™

The Schwab Large-Cap Growth Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in U.S. common stocks. Under normal circumstances, the fund invests at least 80% of its net assets in large-cap stocks of U.S. companies. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 18.06% for the 12-month reporting period ended October 31, 2014, outperforming the Russell 1000 Growth Index (the index), which the fund uses for performance comparisons. The index returned 17.11% for the reporting period.

Market Highlights. U.S. large-cap stocks produced double-digit returns, in part due to a rebound in U.S. economic growth and favorable earnings reports by select companies late in the reporting period. The Information Technology and Health Care sectors performed particularly well, while the Energy and Telecommunication Services sectors underperformed by comparison.

Positioning and Strategies. The fund’s disciplined stock-selection strategies helped the investment advisor identify a number of stock opportunities that worked out well, enhancing the fund’s performance versus the index. Decisions to over- or underweight certain sectors also generally worked in the fund’s favor, although some stock selections and sector weightings were less effective than others.

Apple, Inc., a company that designs, manufactures, and markets personal electronic devices, contributed the most to the fund’s total return. Positive earnings reports and the highly anticipated release of the iPhone 6 and iPhone 6 Plus gave Apple, Inc. a boost toward the end of the reporting period, with the fund’s holdings of this company returning approximately 48%. Based on the results of the fund’s valuation models, holdings of Apple, Inc. were generally kept in line with those of the index. From a sector standpoint, Information Technology contributed the most to the fund’s total return, as this sector benefitted from innovations in cloud computing and growth in Internet services. Although the fund was slightly underweight in Information Technology relative to the comparative index, effective stock selection within this sector made up for this relative weighting.

By comparison, an overweight in shares of SM Energy Co. detracted more from the fund’s total return than any other holdings. SM Energy Co., an independent energy company that is engaged in the acquisition, exploration, development, and production of oil and gas in onshore North America, returned -35% for the fund for the reporting period. Key oil reserve revisions early in 2014 added to this negative performance, as did soft earnings and declining oil prices late in the reporting period. Within the fund, the Energy sector was the only detractor from the fund’s total return. Though the fund was slightly underweight this sector compared with the index, which helped relative performance, the fund’s stock selection strategies in the Energy sector worked out less favorably for the fund.

As of 10/31/14:

 Statistics

Number of Holdings	115
Weighted Average Market Cap ($ x 1,000,000)	$108,462
Price/Earnings Ratio (P/E)	18.8
Price/Book Ratio (P/B)	3.3
Portfolio Turnover Rate	82%

 Sector Weightings % of Investments

Information Technology	26.4%
Consumer Discretionary	16.0%
Health Care	15.4%
Industrials	12.4%
Consumer Staples	11.1%
Financials	7.6%
Energy	4.7%
Materials	3.4%
Telecommunication Services	1.5%
Utilities	1.1%
Other	0.4%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Apple, Inc.	6.4%
Gilead Sciences, Inc.	3.5%
PepsiCo, Inc.	3.2%
Oracle Corp.	2.8%
Amgen, Inc.	2.8%
Microsoft Corp.	2.6%
The Kroger Co.	2.3%
C.R. Bard, Inc.	2.1%
Dr Pepper Snapple Group, Inc.	2.0%
EOG Resources, Inc.	2.0%
Total	29.7%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Active Equity Funds

 Schwab Large-Cap Growth Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 3, 2005 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Large-Cap Growth Fundtm (10/3/05)	18.06%	15.84%	7.47%
Russell 1000 Growth Index	17.11%	17.43%	8.88%
Fund Category: Morningstar Large Growth	14.57%	15.69%	7.82%

Fund Expense Ratios4: Net 0.99%; Gross 1.05%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 13

Schwab Small-Cap Equity Fund™

The Schwab Small-Cap Equity Fund (the fund) seeks long-term capital growth. Under normal circumstances, the fund invests at least 80% of its net assets in small-cap equity securities. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 11.67% for the 12-month reporting period ended October 31, 2014, outperforming the Russell 2000 Index (the index), which the fund uses for performance comparisons. The index returned 8.06% for the reporting period.

Market Highlights. Small-cap stocks underperformed large-cap stocks, but both produced positive returns for the 12-month reporting period. A rebound in U.S. economic growth helped, as did favorable earnings reports by select companies late in the reporting period. The Utilities and Health Care sectors performed particularly well, while the Energy and Telecommunication Services sectors underperformed by comparison.

Positioning and Strategies. The fund’s disciplined stock-selection strategies helped the investment advisor identify a number of stock opportunities that worked out well, enhancing the fund’s performance versus the index. Decisions to over- or underweight certain sectors also generally worked in the fund’s favor, although some stock selections and sector weightings were less effective than others.

For example, Green Plains, Inc., a vertically integrated producer, marketer and distributer of ethanol, contributed the most to the fund’s total return. Green Plains, Inc. returned approximately 114% for the fund, in part due to strong demand for ethanol both domestically and abroad. The performance of this company was particularly notable given that it resides within what was the worst-performing sector for the reporting period. From a sector standpoint, Financials stocks contributed the most to the fund’s total return and demonstrated the fund’s effective stock selection strategy. As an example, Ashford Hospitality Trust, a self-administered real estate investment trust (REIT) focused on investing in the hospitality industry, returned approximately 36% for the fund. The fund’s holdings of this stock benefitted from an overweight versus the index, and positively contributed to relative performance.

In contrast, the fund’s holdings of Pioneer Energy Services Corp. detracted the most from the total return of the fund. Pioneer Energy Services Corp., a company that provides drilling and production services to independent oil and gas exploration and production companies, returned approximately -39%. Though this stock performed well throughout much of 2014, sharp declines in the price of crude oil toward the end of the reporting period negatively affected returns. Within the fund, the Energy sector was the only detractor from the fund’s total return. An overweight in this sector reduced relative performance, as did the fund’s stock selection strategy for Energy stocks.

As of 10/31/14:

 Statistics

Number of Holdings	363
Weighted Average Market Cap ($ x 1,000,000)	$1,611
Price/Earnings Ratio (P/E)	42.3
Price/Book Ratio (P/B)	1.8
Portfolio Turnover Rate	103%

 Sector Weightings % of Investments

Financials	20.4%
Information Technology	18.3%
Health Care	16.0%
Industrials	13.2%
Consumer Discretionary	10.7%
Energy	6.2%
Consumer Staples	4.6%
Materials	4.4%
Utilities	2.0%
Telecommunication Services	1.3%
Other	2.9%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Take-Two Interactive Software, Inc.	1.1%
Molina Healthcare, Inc.	1.1%
DuPont Fabros Technology, Inc.	1.0%
Symetra Financial Corp.	1.0%
Penn National Gaming, Inc.	1.0%
American Equity Investment Life Holding Co.	1.0%
Sanderson Farms, Inc.	1.0%
Highwoods Properties, Inc.	1.0%
Argan, Inc.	0.9%
Emergent Biosolutions, Inc.	0.9%
Total	10.0%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than other many asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Active Equity Funds

 Schwab Small-Cap Equity Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Small-Cap Equity Fundtm (7/1/03)	11.67%	20.19%	9.23%
Russell 2000® Index	8.06%	17.39%	8.67%
Fund Category: Morningstar Small Blend	7.66%	16.61%	8.49%

Fund Expense Ratio4: 1.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Reflects the total annual operating expenses without contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 15

Schwab Hedged Equity Fund™

The Schwab Hedged Equity Fund (the fund) seeks long-term capital appreciation over market cycles with lower volatility than the broad equity market. To pursue its investment objective, the fund establishes long and short positions in equity securities issued by U.S. companies. When the fund takes a long position, it purchases a stock outright. However, when the fund takes a short position, it sells a stock that it has borrowed, and at the scheduled time of replacement, has to buy the stock at the current market price to close out the transaction. If the price of the stock rises after the short sale, the fund loses money, and vice versa. The fund typically purchases or sells short stocks of companies that have market capitalizations of $1 billion or more at the time the stock is purchased or sold short. To aid its stocks selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 11.07% for the 12-month reporting period ended October 31, 2014, underperforming the S&P 500 Index (the index), which returned 17.27% for the reporting period. Although the fund uses the index for general performance comparisons, the fund’s investment objective and use of short sale transactions generally mean that its total return is expected to be lower than the total return of the index when stocks rally, but potentially higher than the total return of the index when the stock market loses ground.

Market Highlights. U.S. equities produced double-digit returns for the 12-month reporting period. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households. In this environment, the Information Technology and Health Care sectors performed particularly well, while the Telecommunication Services and Materials sectors, which generated positive returns, underperformed by comparison.

Positioning and Strategies. Throughout the 12-month reporting period, the fund held short positions of approximately 40% of net assets on average. Given the substantial rally by stocks, these short positions detracted from the fund’s total return compared with the index, and provided the most significant reason for the performance disparity between the two.

In contrast, the fund’s allocations across market sectors generally contributed to relative performance compared with the index, particularly in the Consumer Staples and Materials sectors. For example, the fund’s long positions in the Consumer Staples sector returned approximately 22%, outperforming the approximately 14% corresponding return of the index. In addition, although the fund’s short positions in the Materials sector detracted from performance, the positive returns of the fund’s long positions within this sector outperformed those in the index, enhancing relative performance. However, not all allocations across market sectors were as favorable. The Energy sector is an example of this, with the long positions in this sector returning approximately -8%, underperforming those of the index.

From a stock selection standpoint, shares of SM Energy Co. detracted more from the fund’s total return than any other holdings. SM Energy Co. is an independent energy company that is engaged in the acquisition, exploration, development, and production of oil and gas in onshore North America, and returned approximately -37% for the fund for the reporting period. Disappointing earnings in early 2014 were a part of this negative performance, as were declining oil prices late in the reporting period.

Zebra Technologies, by comparison, contributed the most to the total return of the fund. Zebra Technologies, a company that manufactures and distributes a broad line of direct thermal and thermal transfer bar code label and receipt printers, returned approximately 50% for the fund for the 12-month reporting period. In April 2014, Zebra Technologies announced the acquisition of Motorola Solutions’ Enterprise business. This announcement, combined with an overweight to this stock, positively impacted the returns of Zebra Technologies for the fund (please note this position was sold prior to the end of the reporting period).

As of 10/31/14:

 Statistics

Number of Holdings
Long Holdings	136
Short Holdings	68
Weighted Average Market Cap ($ x 1,000,000)
Long Holdings	$48,967
Short Holdings	$10,603
Price/Earnings Ratio (P/E)
Long Holdings	18.2
Short Holdings	43.9
Price/Book Ratio (P/B)
Long Holdings	2.0
Short Holdings	3.2
Portfolio Turnover Rate	142%
Portfolio Turnover Rate excluding short sales	84%

 Top Equity Long Holdings
 % of Net Assets1

Apple, Inc.	2.2%
The Kroger Co.	2.1%
Pfizer, Inc.	2.1%
Cardinal Health, Inc.	2.1%
Electronic Arts, Inc.	2.1%
Total	10.6%

 Top Equity Short Holdings
 % of Net Assets1

Louisiana-Pacific Corp.	1.7%
NetSuite, Inc.	1.6%
American Express Co.	1.5%
CarMax, Inc.	1.4%
Texas Capital Bancshares, Inc.	1.3%
Total	7.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

16 Schwab Active Equity Funds

 Schwab Hedged Equity Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Hedged Equity Fundtm (9/3/02)	11.07%	8.99%	5.63%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Long/Short Equity	4.80%	7.98%	5.88%

Fund Expense Ratios4: Net 2.48%; Gross 2.52%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The Schwab Hedged Equity Fund’s long positions can decline in value at the same time the value of its shorted stocks increases, thereby increasing the potential for loss. The potential loss associated with short positions is much greater than the original value of the securities sold. The use of borrowing and short sales may cause the fund to have higher expenses than those of equity funds that do not use such techniques.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance history of the fund prior to September 28, 2009 is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 17

Schwab Financial Services Fund™

The Schwab Financial Services Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in equity securities issued by companies in the financial services sector. To aid its stock selection, the fund uses Schwab Equity Ratings®. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 15.92% for the 12-month reporting period ended October 31, 2014, underperforming the S&P 1500 SuperComposite Financials Sector Index (the index), which the fund uses for performance comparisons. The index returned 17.21% for the reporting period.

Market Highlights. U.S. stocks produced double-digit returns for the 12-month reporting period. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households. Despite heightened geopolitical tensions and an uncertain global economic outlook, the U.S. economy rebounded during the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Positioning and Strategies. Decisions to over- and underweight certain sub-industries compared with the index represented one of the biggest overall detractors from the fund’s relative performance for the reporting period. However, the fund’s disciplined stock-selection strategies helped the investment advisor identify a number of stock opportunities that worked out well, although some stock selections and sub-industry weightings were less effective than others.

Ocwen Financial Corporation, a financial services holding company, detracted the most from the total return of the fund. Contributing to these results were missed earnings-per-share estimates in October 2014, as well as a portfolio of mortgage servicing rights deal between Ocwen Financial Corporation and Wells Fargo & Co. that was denied by New York regulators. Based on high cash flow, price momentum, and analyst target prices, the fund was overweight in Ocwen Financial Corporation. This weighting, combined with returns of approximately -32%, detracted from relative performance (please note this position was sold prior to the end of the reporting period). Within the fund, the Thrifts & Mortgage Finance sub-industry returned less than 1% and was the biggest detractor from the relative performance of the fund, primarily due to the overweight in Ocwen Financial Corporation.

In contrast, an overweight in shares of Wells Fargo & Co., a diversified financial services company, contributed more to the fund’s total return than any other holdings. Wells Fargo & Co. exceeded federal minimum capital levels under stress scenarios and integrated Apple Pay for its customers and merchants, both of which contributed to this stock’s return of approximately 28% for the fund. Within the fund, the Diversified Banks sub-industry contributed the most to total return. The fund was underweight Diversified Banks due to an underweight position in U.S. Bancorp, but the overweight in Wells Fargo & Co. acted as a balance and drove this sub-industry’s positive performance (please note the fund’s position in U.S. Bancorp was sold prior to the end of the reporting period).

As of 10/31/14:

 Statistics

Number of Holdings	61
Weighted Average Market Cap ($ x 1,000,000)	$81,264
Price/Earnings Ratio (P/E)	15.6
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	75%

 Industry Weightings % of Investments

Diversified Financials	32.9%
Insurance	25.5%
Real Estate	20.7%
Banks	19.0%
Media	1.4%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Wells Fargo & Co.	8.5%
JPMorgan Chase & Co.	5.3%
Citigroup, Inc.	4.7%
Berkshire Hathaway, Inc., Class B	4.7%
Bank of America Corp.	4.4%
Simon Property Group, Inc.	3.7%
Morgan Stanley	3.6%
The PNC Financial Services Group, Inc.	3.4%
Discover Financial Services	2.7%
SL Green Realty Corp.	2.7%
Total	43.7%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

18 Schwab Active Equity Funds

 Schwab Financial Services Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Financial Services Fundtm (7/3/00)	15.92%	13.26%	4.10%
S&P 1500 SuperComposite Financial Sector Index	17.21%	13.50%	1.07%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Financial	10.51%	11.49%	3.04%

Fund Expense Ratios3: Net 0.94%; Gross 1.03%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Since the Financial Services Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 19

Schwab Health Care Fund™

The Schwab Health Care Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in equity securities issued by companies in the Health Care sector. The fund uses Schwab Equity Ratings® to aid its U.S. stock selection and Schwab’s proprietary international stock research to aid its international stock selection. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 27.06% for the 12-month reporting period ended October 31, 2014, outperforming the Dow Jones Global Health Care Index (the index), which the fund uses for performance comparisons. The index returned 23.34% for the reporting period.

Market Highlights. Health Care stocks were some of the better performers within the broad U.S. stock market. The Affordable Care Act had a positive impact on health care enrollment and while it benefitted some sub-industries, other sub-industries were negatively affected as some companies struggled to adjust to the new regulations. Within the broad Health Care sector, biotechnology and managed health care stocks were some of the better performers, with each sub-industry producing double-digit returns of approximately 40%.

Positioning and Strategies. The fund’s disciplined stock-selection strategies helped the investment advisor identify a number of stock opportunities that worked out well, enhancing the fund’s performance versus its comparative index. Decisions to over- or underweight certain sub-industries also worked in the fund’s favor overall, while some stock selections and sub-industry weightings were less effective than others.

Gilead Sciences, Inc., a research-based pharmaceuticals company, contributed the most to the fund’s total return. The launch of a new Hepatitis C drug helped to drive this company’s performance during the 12-month reporting period, as Gilead Sciences, Inc. returned approximately 57%. Looking at overall sub-industry performance, pharmaceuticals stocks were the biggest contributors to the fund’s total return. Though the fund was underweight in pharmaceuticals, the fund’s effective stock selection worked out well and enhanced the fund’s relative performance. Within pharmaceuticals, Merck & Co., Inc. delivered a notable performance, returning approximately 33% for the fund. Merck & Co., Inc., a global health care company, benefitted from several factors, including the acquisition of Idenix Pharmaceuticals and the launch of a new drug.

However, not all of the stock selections within the fund worked out as favorably. MedAssets, Inc., a company that provides technology-enabled products and services, detracted the most from the fund’s total return. MedAssets, Inc. experienced slowing order growth and returns during the reporting period, as hospitals continue to adjust to the Affordable Care Act. As a result, the fund’s holdings of MedAssets, Inc. returned approximately -1%, causing the fund’s overweight in this stock to detract from relative performance (please note this position was sold prior to the end of the reporting period). Within the fund, the health care technology sub-industry was the only detractor from total return, as many other companies in this sector were also negatively impacted by the Affordable Care Act. The fund’s overweight in this sub-industry compared with the index detracted from relative performance.

As of 10/31/14:

 Statistics

Number of Holdings	99
Weighted Average Market Cap ($ x 1,000,000)	$99,834
Price/Earnings Ratio (P/E)	27.1
Price/Book Ratio (P/B)	3.8
Portfolio Turnover Rate	57%

 Industry Weightings % of Investments

Pharmaceuticals, Biotechnology & Life Sciences	68.4%
Healthcare – Services	27.1%
Materials	1.7%
Other Investment Company	0.4%
Software & Services	0.2%
Technology Hardware & Equipment	0.1%
Other	2.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Johnson & Johnson	7.3%
Pfizer, Inc.	6.6%
Merck & Co., Inc.	6.3%
Amgen, Inc.	5.5%
Gilead Sciences, Inc.	5.0%
AbbVie, Inc.	5.0%
Novartis AG – Reg’d	4.4%
Celgene Corp.	4.1%
Biogen Idec, Inc.	3.7%
Aetna, Inc.	2.6%
Total	50.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

20 Schwab Active Equity Funds

 Schwab Health Care Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Health Care Fundtm (7/3/00)	27.06%	22.17%	13.25%
Dow Jones Global Health Care Index	23.34%	18.48%	10.96%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Health	32.03%	23.35%	13.08%

Fund Expense Ratios3: Net 0.82%; Gross 0.83%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Since the Health Care Fund focuses its investments on companies involved in specific sectors, this fund may involve a greater degree of risk than an investment in mutual funds that do not concentrate their investments.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 21

Schwab® International Core Equity Fund

The Schwab International Core Equity Fund (the fund) seeks long-term capital growth. To pursue its investment objective, the fund primarily invests in stocks of publicly traded companies located in developed countries, excluding the U.S. To aid its stock selection, the fund uses Schwab’s proprietary international stock research. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 2.20% for the 12-month reporting period ended October 31, 2014, outperforming the MSCI EAFE Index (the index), which the fund uses for performance comparisons. The index returned -0.60% for the reporting period.

Market Highlights. International equities in developed markets produced slightly negative overall returns for the 12-month reporting period. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments. Additionally, heightened geopolitical tensions in the Ukraine and the Middle East increased market volatility, as did an uncertain outlook on global economic growth.

Positioning and Strategies. Effective stock selection was the most noteworthy strategy that contributed to the fund’s outperformance. Stock selection in the United Kingdom and Switzerland was particularly strong, while stock selection in Australia and Germany detracted from the fund’s relative performance.

For example, an overweight of AstraZeneca plc, a company from the United Kingdom that researches, manufactures, and sells pharmaceutical and medical products, contributed the most to the fund’s total return. During the reporting period, AstraZeneca plc successfully avoided being taken over by a rival pharmaceuticals company. Combined with delays in the launch of a competing generic drug, this failed takeover attempt positively contributed to this stock’s performance, with the fund’s holdings of AstraZeneca plc returning approximately 43%. From a country perspective, the fund’s United Kingdom holdings returned approximately 12%, notably outperforming the index.

The selection of Compagnie Generale des Etablissements Michelin SCA stock did not work out as favorably, as the fund’s holdings of this company detracted the most from the fund’s total return. Compagnie Generale des Etablissements Michelin SCA, a manufacturer and distributor of tires, returned approximately -15%, due in part to concerns about the pace of European recovery and overall weak auto sales. Within the fund, stocks from Australia detracted the most from the fund’s total return. The fund held several stocks that the index did not, including Arrium Ltd., which contributed to this market’s poor performance. Arrium Ltd., an international diversified mining and materials company, was negatively affected by significant decreases in the price of iron ore and overall weaker commodity prices, and the fund’s holdings of this company returned approximately -72% for the 12-month reporting period (please note this position was sold prior to the end of the reporting period).

As of 10/31/14:

 Statistics

Number of Holdings	190
Weighted Average Market Cap ($ x 1,000,000)	$54,480
Price/Earnings Ratio (P/E)	12.0
Price/Book Ratio (P/B)	1.6
Portfolio Turnover Rate	90%

 Sector Weightings % of Investments

Financials	24.1%
Consumer Discretionary	13.1%
Industrials	11.4%
Consumer Staples	11.1%
Health Care	9.2%
Energy	8.9%
Materials	6.2%
Utilities	6.0%
Information Technology	4.7%
Telecommunication Services	3.8%
Other	1.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Total S.A.	2.9%
Unilever plc	2.4%
Royal Dutch Shell plc, A Shares	2.4%
Sumitomo Mitsui Financial Group, Inc.	2.4%
Tokyo Gas Co., Ltd.	2.1%
Allianz SE – Reg’d	2.1%
Resona Holdings, Inc.	2.0%
Banco Santander S.A.	2.0%
Swiss Life Holding AG – Reg’d	1.9%
Koninklijke Ahold N.V.	1.9%
Total	22.1%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	This list is not a recommendation of any security by the investment adviser.

22 Schwab Active Equity Funds

 Schwab® International Core Equity Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 30, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® International Core Equity Fund (5/30/08)	2.20%	8.95%	1.94%
MSCI EAFE® Index (Net)[4]	-0.60%	6.52%	0.39%
MSCI EAFE® Index (Gross)[4]	-0.17%	7.00%	0.85%
Fund Category: Morningstar Foreign Large Blend	-0.04%	6.66%	0.13%

Fund Expense Ratios5: Net 0.86%; Gross 1.10%

 Country Weightings % of Investments

Japan	21.7%
United Kingdom	18.8%
Switzerland	9.2%
Germany	8.4%
France	7.3%
Australia	6.3%
Netherlands	4.2%
Spain	3.8%
Denmark	3.2%
Singapore	2.8%
Other Countries	14.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 7, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 7, 2009 is that of the fund’s former Institutional Shares. On December 3, 2009, the Laudus Rosenberg International Equity Fund merged into the fund.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	Effective February 28, 2014, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Active Equity Funds 23

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab Core Equity Fundtm
Actual Return	0.72%	$1,000.00	$1,088.40	$3.79
Hypothetical 5% Return	0.72%	$1,000.00	$1,021.57	$3.67

Schwab Dividend Equity Fundtm
Actual Return	0.89%	$1,000.00	$1,060.40	$4.62
Hypothetical 5% Return	0.89%	$1,000.00	$1,020.71	$4.53

Schwab Large-Cap Growth Fundtm
Actual Return	0.99%	$1,000.00	$1,104.60	$5.25
Hypothetical 5% Return	0.99%	$1,000.00	$1,020.21	$5.04

Schwab Small-Cap Equity Fundtm
Actual Return	1.10%	$1,000.00	$1,043.20	$5.67
Hypothetical 5% Return	1.10%	$1,000.00	$1,019.65	$5.60

Schwab Hedged Equity Fundtm
Actual Return	1.86%	$1,000.00	$1,049.70	$9.61
Hypothetical 5% Return	1.86%	$1,000.00	$1,015.82	$9.45

Schwab Financial Services Fundtm
Actual Return	0.90%	$1,000.00	$1,084.30	$4.73
Hypothetical 5% Return	0.90%	$1,000.00	$1,020.66	$4.58

Schwab Health Care Fundtm
Actual Return	0.80%	$1,000.00	$1,152.00	$4.34
Hypothetical 5% Return	0.80%	$1,000.00	$1,021.17	$4.08

Schwab® International Core Equity Fund
Actual Return	0.86%	$1,000.00	$955.00	$4.24
Hypothetical 5% Return	0.86%	$1,000.00	$1,020.86	$4.38

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

24 Schwab Active Equity Funds

Schwab Core Equity Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	23.46	18.80	16.81	15.78	14.26

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.32	0.26	0.19	0.17
Net realized and unrealized gains (losses)	3.60	4.51	2.07	1.01	1.50

Total from investment operations	3.90	4.83	2.33	1.20	1.67
Less distributions:
Distributions from net investment income	(0.22)	(0.17)	(0.34)	(0.17)	(0.15)
Distributions from net realized gains	(1.66)	—	—	—	—

Total distributions	(1.88)	(0.17)	(0.34)	(0.17)	(0.15)

Net asset value at end of period	25.48	23.46	18.80	16.81	15.78

Total return (%)	17.88	25.89	13.99	7.60	11.77

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.72	0.72	0.72	0.73	0.73
Gross operating expenses	0.72	0.73	0.73	0.73	0.74
Net investment income (loss)	1.19	1.51	1.37	1.06	1.05
Portfolio turnover rate	63	80	45 [1]	35	49
Net assets, end of period ($ x 1,000,000)	2,317	2,247	1,880	1,719	1,792

1 Portfolio turnover excludes the impact of investment activity from a merger with another fund.

See financial notes 25

 Schwab Core Equity Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.9%	Common Stock	1,799,662,828	2,291,904,761
1.3%	Other Investment Companies	30,191,923	30,191,923
0.0%	Short-Term Investments	646,991	646,991

100.2%	Total Investments	1,830,501,742	2,322,743,675
(0.2%)	Other Assets and Liabilities, Net		(5,414,620)

100.0%	Net Assets		2,317,329,055

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Automobiles & Components 0.8%
Dana Holding Corp.	938,309	19,197,802

Banks 6.9%
Bank of America Corp.	1,207,858	20,726,843
Citigroup, Inc.	460,572	24,654,419
JPMorgan Chase & Co.	216,140	13,072,147
The PNC Financial Services Group, Inc.	547,400	47,289,886
Wells Fargo & Co.	1,030,670	54,718,271

		160,461,566

Capital Goods 7.7%
Caterpillar, Inc.	300,500	30,473,705
Emerson Electric Co.	94,100	6,028,046
General Dynamics Corp.	124,300	17,372,168
Huntington Ingalls Industries, Inc.	100,393	10,623,588
IDEX Corp.	154,500	11,573,595
Masco Corp.	284,687	6,283,042
Northrop Grumman Corp.	310,800	42,877,968
PACCAR, Inc.	154,400	10,085,408
Parker-Hannifin Corp.	54,100	6,872,323
Spirit AeroSystems Holdings, Inc., Class A *	114,838	4,517,727
Stanley Black & Decker, Inc.	71,330	6,679,341
United Rentals, Inc. *	219,085	24,112,495

		177,499,406

Commercial & Professional Supplies 1.8%
IHS, Inc., Class A *	16,559	2,169,726
Manpowergroup, Inc.	220,564	14,722,647
Pitney Bowes, Inc.	54,678	1,352,734
R.R. Donnelley & Sons Co.	1,190,000	20,765,500
Waste Management, Inc.	36,812	1,799,738

		40,810,345

Consumer Durables & Apparel 0.4%
Hanesbrands, Inc.	89,800	9,483,778

Consumer Services 2.2%
MGM Resorts International *	265,436	6,171,387
Wyndham Worldwide Corp.	204,000	15,844,680
Yum! Brands, Inc.	387,856	27,859,696

		49,875,763

Diversified Financials 2.5%
Berkshire Hathaway, Inc., Class B *	42,509	5,958,061
Capital One Financial Corp.	380,400	31,485,708
Lazard Ltd., Class A	406,524	20,005,046

		57,448,815

Energy 9.4%
Baker Hughes, Inc.	257,000	13,610,720
Chesapeake Energy Corp.	70,000	1,552,600
Chevron Corp.	300,726	36,072,084
ConocoPhillips	554,923	40,037,694
EOG Resources, Inc.	259,505	24,665,950
Exxon Mobil Corp.	145,500	14,071,305
Halliburton Co.	90,033	4,964,420
Hess Corp.	67,300	5,707,713
National Oilwell Varco, Inc.	30,056	2,183,268
Occidental Petroleum Corp.	598,290	53,205,930
Phillips 66	62,110	4,875,635
SM Energy Co.	232,600	13,095,380
Valero Energy Corp.	94,500	4,733,505

		218,776,204

Food & Staples Retailing 1.4%
The Kroger Co.	577,943	32,197,205

Food, Beverage & Tobacco 6.5%
Altria Group, Inc.	450,692	21,786,451
Archer-Daniels-Midland Co.	1,074,689	50,510,383
Dr Pepper Snapple Group, Inc.	120,117	8,318,102
PepsiCo, Inc.	606,320	58,309,794
Pilgrim’s Pride Corp. *	382,267	10,860,206

		149,784,936

Health Care Equipment & Services 4.2%
C.R. Bard, Inc.	95,800	15,708,326
Cardinal Health, Inc.	581,613	45,644,988
Centene Corp. *	90,033	8,343,358
McKesson Corp.	134,926	27,445,298

		97,141,970

26 See financial notes

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Household & Personal Products 1.2%
Energizer Holdings, Inc.	186,800	22,911,020
Kimberly-Clark Corp.	41,310	4,720,494

		27,631,514

Insurance 3.2%
AmTrust Financial Services, Inc. (a)	167,234	7,503,789
Axis Capital Holdings Ltd.	142,045	6,838,046
CNO Financial Group, Inc.	405,229	7,346,802
Genworth Financial, Inc., Class A *	761,861	10,658,435
MetLife, Inc.	245,440	13,312,666
Reinsurance Group of America, Inc.	229,825	19,362,756
The Allstate Corp.	58,400	3,787,240
The Travelers Cos., Inc.	32,387	3,264,610
W. R. Berkley Corp.	48,300	2,489,382

		74,563,726

Materials 3.4%
Ashland, Inc.	120,100	12,979,207
Avery Dennison Corp.	169,700	7,950,445
PPG Industries, Inc.	256,700	52,287,223
The Sherwin-Williams Co.	20,763	4,766,354

		77,983,229

Media 1.5%
Comcast Corp., Class A	455,000	25,184,250
Live Nation Entertainment, Inc. *	170,924	4,444,024
Starz, Class A *	153,742	4,750,628

		34,378,902

Pharmaceuticals, Biotechnology & Life Sciences 12.0%
AbbVie, Inc.	220,000	13,961,200
Amgen, Inc.	285,552	46,310,823
Biogen Idec, Inc. *	16,175	5,193,469
Celgene Corp. *	168,090	18,000,758
Gilead Sciences, Inc. *	388,554	43,518,048
Johnson & Johnson	424,398	45,741,616
Merck & Co., Inc.	560,858	32,496,113
Pfizer, Inc.	2,420,907	72,506,165

		277,728,192

Real Estate 1.1%
CBRE Group, Inc., Class A *	140,700	4,502,400
Kilroy Realty Corp.	38,941	2,637,864
RLJ Lodging Trust	137,200	4,420,584
Simon Property Group, Inc.	43,600	7,813,556
SL Green Realty Corp.	62,856	7,272,439

		26,646,843

Retailing 4.3%
Best Buy Co., Inc.	73,992	2,526,087
Foot Locker, Inc.	88,506	4,957,221
Liberty Interactive Corp., Class A *	511,400	13,367,996
Liberty Ventures, Series A *	72,705	2,551,946
Lowe’s Cos., Inc.	513,546	29,374,831
Macy’s, Inc.	591,500	34,200,530
The Gap, Inc.	120,446	4,563,699
The Home Depot, Inc.	88,643	8,644,465

		100,186,775

Semiconductors & Semiconductor Equipment 0.9%
Intel Corp.	607,300	20,654,273

Software & Services 10.3%
AOL, Inc. *	148,314	6,456,109
Broadridge Financial Solutions, Inc.	105,687	4,642,830
Computer Sciences Corp.	749,606	45,276,202
Electronic Arts, Inc. *	272,802	11,176,698
Google, Inc., Class A *	24,223	13,755,515
Google, Inc., Class C *	16,700	9,336,636
Intuit, Inc.	121,100	10,658,011
Microsoft Corp.	756,800	35,531,760
Oracle Corp.	1,169,900	45,684,595
Synopsys, Inc. *	474,942	19,463,123
Xerox Corp.	2,782,200	36,947,616

		238,929,095

Technology Hardware & Equipment 7.4%
Apple, Inc.	774,900	83,689,200
Brocade Communications Systems, Inc.	237,800	2,551,594
Corning, Inc.	214,735	4,387,036
Hewlett-Packard Co.	1,066,851	38,278,614
NetApp, Inc.	110,387	4,724,564
SanDisk Corp.	118,800	11,183,832
Western Digital Corp.	265,300	26,097,561

		170,912,401

Telecommunication Services 1.1%
Frontier Communications Corp.	370,700	2,424,378
Verizon Communications, Inc.	465,714	23,402,128

		25,826,506

Transportation 3.1%
Delta Air Lines, Inc.	400,800	16,124,184
FedEx Corp.	115,200	19,284,480
Southwest Airlines Co.	1,089,700	37,572,856

		72,981,520

Utilities 5.6%
AES Corp.	1,286,409	18,099,774
American Electric Power Co., Inc.	399,917	23,331,158
Entergy Corp.	626,888	52,671,130
NRG Energy, Inc.	853,416	25,585,412
Public Service Enterprise Group, Inc.	269,100	11,116,521

		130,803,995

Total Common Stock
(Cost $1,799,662,828)		2,291,904,761

See financial notes 27

 Schwab Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Other Investment Companies 1.3% of net assets

Money Market Fund 1.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (d)	23,042,683	23,042,683

Securities Lending Collateral 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (d)	7,149,240	7,149,240

Total Other Investment Companies
(Cost $30,191,923)		30,191,923

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.00%, 12/18/14 (b)(c)	75,000	75,000
0.01%, 12/18/14 (b)(c)	572,000	571,991

Total Short-Term Investments
(Cost $646,991)		646,991

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $1,830,829,609 and the unrealized appreciation and depreciation were $509,940,490 and ($18,026,424), respectively, with a net unrealized appreciation of $491,914,066.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $7,128,587.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	138	13,878,660	281,245

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,291,904,761	$—	$—	$2,291,904,761
Other Investment Companies[1]	30,191,923	—	—	30,191,923
Short-Term Investments[1]	—	646,991	—	646,991

Total	$2,322,096,684	$646,991	$—	$2,322,743,675

Other Financial Instruments
Futures Contracts[2]	$281,245	$—	$—	$281,245

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

28 See financial notes

 Schwab Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $1,823,352,502) including securities on loan of $7,128,587		$2,315,594,435
Collateral invested for securities on loan, at value (cost $7,149,240)	+	7,149,240

Total investments, at value (cost $1,830,501,742)		2,322,743,675
Receivables:
Investments sold		887,609
Dividends		2,008,334
Fund shares sold		1,348,502
Variation margin on futures contracts		157,320
Income from securities on loan		63,674
Prepaid expenses	+	47,242

Total assets		2,327,256,356

Liabilities

Collateral held for securities on loan		7,149,240
Payables:
Investments bought		1,127,304
Investment adviser and administrator fees		116,995
Fund shares redeemed		1,443,281
Accrued expenses	+	90,481

Total liabilities		9,927,301

Net Assets

Total assets		2,327,256,356
Total liabilities	−	9,927,301

Net assets		$2,317,329,055

Net Assets by Source
Capital received from investors		1,514,987,721
Net investment income not yet distributed		24,336,689
Net realized capital gains		285,481,467
Net unrealized capital appreciation		492,523,178

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,317,329,055		90,934,172		$25.48

See financial notes 29

 Schwab Core Equity Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $3,390)		$43,672,232
Interest		456
Securities on loan	+	68,128

Total investment income		43,740,816

Expenses

Investment adviser and administrator fees		10,745,276
Shareholder service fees		5,300,458
Shareholder reports		140,811
Portfolio accounting fees		82,656
Transfer agent fees		62,601
Custodian fees		49,577
Professional fees		39,159
Registration fees		38,427
Independent trustees’ fees		17,097
Interest expense		508
Other expenses	+	44,477

Total expenses		16,521,047
Expense reduction by CSIM and its affiliates	−	62,601

Net expenses	−	16,458,446

Net investment income		27,282,370

Realized and Unrealized Gains (Losses)

Net realized gains on investments		319,117,829
Net realized gains on futures contracts	+	2,649,392

Net realized gains		321,767,221
Net change in unrealized appreciation (depreciation) on investments		31,913,670
Net change in unrealized appreciation (depreciation) on futures contracts	+	117,869

Net change in unrealized appreciation (depreciation)	+	32,031,539

Net realized and unrealized gains		353,798,760

Increase in net assets resulting from operations		$381,081,130

30 See financial notes

 Schwab Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$27,282,370	$31,158,073
Net realized gains		321,767,221	232,627,413
Net change in unrealized appreciation (depreciation)	+	32,031,539	209,621,022

Increase in net assets from operations		381,081,130	473,406,508

Distributions to Shareholders

Distributions from net investment income		(21,200,511)	(16,475,044)
Distributions from net realized gains	+	(157,596,466)	—

Total distributions		($178,796,977)	($16,475,044)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		10,594,267	$247,389,415	9,345,311	$194,423,482
Shares reinvested		4,044,873	89,432,146	445,622	8,359,860
Shares redeemed	+	(19,480,472)	(468,899,959)	(13,994,307)	(292,667,176)

Net transactions in fund shares		(4,841,332)	($132,078,398)	(4,203,374)	($89,883,834)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		95,775,504	$2,247,123,300	99,978,878	$1,880,075,670
Total increase or decrease	+	(4,841,332)	70,205,755	(4,203,374)	367,047,630

End of period		90,934,172	$2,317,329,055	95,775,504	$2,247,123,300

Net investment income not yet distributed			$24,336,689		$18,530,775

See financial notes 31

Schwab Dividend Equity Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	18.22	14.52	13.15	12.08	10.94

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.32	0.27	0.23	0.21
Net realized and unrealized gains (losses)	2.16	3.70	1.38	1.06	1.14

Total from investment operations	2.43	4.02	1.65	1.29	1.35
Less distributions:
Distributions from net investment income	(0.29)	(0.32)	(0.28)	(0.22)	(0.21)
Distributions from net realized gains	(1.19)	—	—	—	—

Total distributions	(1.48)	(0.32)	(0.28)	(0.22)	(0.21)

Net asset value at end of period	19.17	18.22	14.52	13.15	12.08

Total return (%)	14.26	27.99	12.65	10.73	12.42

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.89	0.89	0.89	0.89	0.89
Gross operating expenses	0.89	0.89	0.89	0.89	0.89
Net investment income (loss)	1.47	1.97	1.89	1.77	1.74
Portfolio turnover rate	72	64	55	31	37
Net assets, end of period ($ x 1,000,000)	2,053	1,804	1,390	1,325	1,322

32 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.9%	Common Stock	1,687,697,976	2,029,488,091
0.8%	Short-Term Investments	17,302,900	17,302,900

99.7%	Total Investments	1,705,000,876	2,046,790,991
0.3%	Other Assets and Liabilities, Net		6,439,936

100.0%	Net Assets		2,053,230,927

	Number	Value
Security	of Shares	($)

Common Stock 98.9% of net assets

Automobiles & Components 1.3%
Dana Holding Corp.	335,912	6,872,760
General Motors Co.	609,781	19,147,123

		26,019,883

Banks 11.9%
Bank of America Corp.	1,704,200	29,244,072
Citigroup, Inc.	1,198,560	64,158,917
Fifth Third Bancorp	106,000	2,118,940
First Niagara Financial Group, Inc.	387,000	2,898,630
Huntington Bancshares, Inc.	430,000	4,261,300
JPMorgan Chase & Co.	582,241	35,213,935
Regions Financial Corp.	376,400	3,737,652
The PNC Financial Services Group, Inc.	461,400	39,860,346
Wells Fargo & Co.	1,180,400	62,667,436

		244,161,228

Capital Goods 6.5%
3M Co.	81,400	12,516,878
Caterpillar, Inc.	253,725	25,730,252
Emerson Electric Co.	329,700	21,120,582
General Electric Co.	357,727	9,232,934
Huntington Ingalls Industries, Inc.	61,235	6,479,888
IDEX Corp.	32,600	2,442,066
Illinois Tool Works, Inc.	40,955	3,728,953
Lockheed Martin Corp.	11,391	2,170,783
Northrop Grumman Corp.	217,200	29,964,912
Parker-Hannifin Corp.	78,900	10,022,667
Raytheon Co.	39,061	4,057,656
Stanley Black & Decker, Inc.	48,606	4,551,466
United Rentals, Inc. *	20,366	2,241,482

		134,260,519

Commercial & Professional Supplies 1.7%
KAR Auction Services, Inc.	47,300	1,436,028
Manpowergroup, Inc.	74,209	4,953,451
Pitney Bowes, Inc.	349,800	8,654,052
R.R. Donnelley & Sons Co.	1,186,316	20,701,214

		35,744,745

Consumer Durables & Apparel 0.3%
Whirlpool Corp.	35,808	6,160,766

Consumer Services 2.3%
H&R Block, Inc.	404,688	13,075,469
Penn National Gaming, Inc. *	141,000	1,845,690
Yum! Brands, Inc.	435,879	31,309,189

		46,230,348

Diversified Financials 4.8%
Berkshire Hathaway, Inc., Class B *	67,417	9,449,167
Capital One Financial Corp.	85,991	7,117,475
Interactive Brokers Group, Inc., Class A	195,000	5,034,900
Lazard Ltd., Class A	612,908	30,161,202
Morgan Stanley	1,303,720	45,565,014
The NASDAQ OMX Group, Inc.	14,000	605,640
Voya Financial, Inc.	39,400	1,546,450

		99,479,848

Energy 13.4%
Baker Hughes, Inc.	127,300	6,741,808
Chesapeake Energy Corp.	331,198	7,345,972
Chevron Corp.	376,315	45,138,984
ConocoPhillips	703,270	50,740,930
Devon Energy Corp.	115,400	6,924,000
EOG Resources, Inc.	276,510	26,282,276
Exxon Mobil Corp.	471,144	45,564,336
Marathon Oil Corp.	320,700	11,352,780
Murphy Oil Corp.	125,139	6,681,171
Nabors Industries Ltd.	405,453	7,237,336
National Oilwell Varco, Inc.	51,761	3,759,919
Occidental Petroleum Corp.	447,456	39,792,262
SM Energy Co.	58,000	3,265,400
Valero Energy Corp.	296,600	14,856,694

		275,683,868

Food & Staples Retailing 0.7%
The Kroger Co.	253,959	14,148,056

Food, Beverage & Tobacco 4.1%
Altria Group, Inc.	86,937	4,202,534
Archer-Daniels-Midland Co.	905,184	42,543,648
Dr Pepper Snapple Group, Inc.	133,635	9,254,224
PepsiCo, Inc.	194,500	18,705,065
Pilgrim’s Pride Corp. *	316,458	8,990,572

		83,696,043

See financial notes 33

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Health Care Equipment & Services 4.4%
Aetna, Inc.	210,600	17,376,606
Becton, Dickinson & Co.	22,133	2,848,517
C.R. Bard, Inc.	55,800	9,149,526
Cardinal Health, Inc.	582,435	45,709,499
Centene Corp. *	52,125	4,830,424
McKesson Corp.	33,700	6,854,917
Stryker Corp.	30,436	2,664,063

		89,433,552

Household & Personal Products 0.6%
Energizer Holdings, Inc.	86,441	10,601,989
The Procter & Gamble Co.	17,496	1,526,876

		12,128,865

Insurance 6.4%
AmTrust Financial Services, Inc.	117,628	5,277,968
Aspen Insurance Holdings Ltd.	104,600	4,563,698
Assurant, Inc.	80,900	5,518,998
Axis Capital Holdings Ltd.	116,000	5,584,240
CNO Financial Group, Inc.	469,310	8,508,590
Genworth Financial, Inc., Class A *	817,299	11,434,013
MetLife, Inc.	327,810	17,780,414
Old Republic International Corp.	905,100	13,368,327
Prudential Financial, Inc.	274,800	24,330,792
Reinsurance Group of America, Inc.	242,483	20,429,193
The Hanover Insurance Group, Inc.	14,000	937,160
The Travelers Cos., Inc.	117,207	11,814,466
Unum Group	30,800	1,030,568

		130,578,427

Materials 2.3%
Compass Minerals International, Inc.	41,295	3,538,156
Huntsman Corp.	69,900	1,705,560
PPG Industries, Inc.	101,237	20,620,964
Steel Dynamics, Inc.	817,858	18,818,913
United States Steel Corp.	56,429	2,259,417

		46,943,010

Media 1.2%
John Wiley & Sons, Inc., Class A	126,606	7,392,524
Live Nation Entertainment, Inc. *	373,586	9,713,236
The Interpublic Group of Cos., Inc.	356,499	6,912,516

		24,018,276

Pharmaceuticals, Biotechnology & Life Sciences 9.7%
AbbVie, Inc.	44,770	2,841,104
Amgen, Inc.	38,000	6,162,840
Gilead Sciences, Inc. *	96,818	10,843,616
Johnson & Johnson	356,500	38,423,570
Merck & Co., Inc.	1,124,891	65,176,185
Pfizer, Inc.	2,507,443	75,097,918

		198,545,233

Real Estate 4.7%
Brandywine Realty Trust	325,300	5,019,379
Duke Realty Corp.	1,635,831	31,015,356
Equity Lifestyle Properties, Inc.	175,148	8,599,767
Kilroy Rlty Corp.	112,898	7,647,710
Retail Properties of America, Inc., Class A	597,000	9,366,930
RLJ Lodging Trust	142,000	4,575,240
Simon Property Group, Inc.	27,300	4,892,433
SL Green Realty Corp.	184,948	21,398,484
UDR, Inc.	102,692	3,104,379
Vornado Realty Trust	12,626	1,382,294

		97,001,972

Retailing 1.7%
Best Buy Co., Inc.	290,450	9,915,963
Macy’s, Inc.	402,651	23,281,281
The Gap, Inc.	60,275	2,283,820

		35,481,064

Semiconductors & Semiconductor Equipment 1.4%
Intel Corp.	841,990	28,636,080

Software & Services 3.7%
Broadridge Financial Solutions, Inc.	23,665	1,039,604
Computer Sciences Corp.	605,835	36,592,434
Electronic Arts, Inc. *	212,795	8,718,211
Intuit, Inc.	35,680	3,140,197
Leidos Holdings, Inc.	78,255	2,861,785
Microsoft Corp.	196,501	9,225,722
Oracle Corp.	243,600	9,512,580
Xerox Corp.	290,900	3,863,152

		74,953,685

Technology Hardware & Equipment 4.2%
Apple, Inc.	117,900	12,733,200
Corning, Inc.	302,242	6,174,804
Hewlett-Packard Co.	1,076,400	38,621,232
NetApp, Inc.	389,109	16,653,865
SanDisk Corp.	71,900	6,768,666
Western Digital Corp.	62,642	6,162,094

		87,113,861

Telecommunication Services 1.9%
AT&T, Inc.	549,800	19,155,032
Frontier Communications Corp.	2,940,000	19,227,600

		38,382,632

Transportation 2.2%
Alaska Air Group, Inc.	198,800	10,582,124
Delta Air Lines, Inc.	239,100	9,618,993
Southwest Airlines Co.	749,600	25,846,208

		46,047,325

34 See financial notes

 Schwab Dividend Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 7.5%
AES Corp.	1,050,600	14,781,942
American Electric Power Co., Inc.	514,374	30,008,579
DTE Energy Co.	199,452	16,386,976
Entergy Corp.	529,231	44,465,989
NRG Energy, Inc.	695,512	20,851,450
Public Service Enterprise Group, Inc.	556,800	23,001,408
UGI Corp.	136,441	5,142,461

		154,638,805

Total Common Stock
(Cost $1,687,697,976)		2,029,488,091

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.8% of net assets

Time Deposit 0.8%
DNB
0.03%, 11/03/14	16,756,909	16,756,909

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.01%, 12/18/14 (a)(b)	546,000	545,991

Total Short-Term Investments
(Cost $17,302,900)		17,302,900

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $1,704,662,205 and the unrealized appreciation and depreciation were $358,755,537 and ($16,626,751), respectively, with a net unrealized appreciation of $342,128,786.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	98	9,855,860	203,408

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$2,029,488,091	$—	$—	$2,029,488,091
Short-Term Investments[1]	—	17,302,900	—	17,302,900

Total	$2,029,488,091	$17,302,900	$—	$2,046,790,991

Other Financial Instruments
Futures Contracts[2]	$203,408	$—	$—	$203,408

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 35

 Schwab Dividend Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $1,705,000,876)		$2,046,790,991
Receivables:
Investments sold		4,014,800
Fund shares sold		2,031,037
Dividends		1,901,474
Variation margin on futures contracts		111,720
Interest		14
Prepaid expenses	+	39,062

Total assets		2,054,889,098

Liabilities

Payables:
Investment adviser and administrator fees		136,570
Shareholder service fees		57,058
Fund shares redeemed		1,346,870
Accrued expenses	+	117,673

Total liabilities		1,658,171

Net Assets

Total assets		2,054,889,098
Total liabilities	−	1,658,171

Net assets		$2,053,230,927

Net Assets by Source
Capital received from investors		1,438,762,329
Net realized capital gains		272,475,075
Net unrealized capital appreciation		341,993,523

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$2,053,230,927		107,124,258		$19.17

36 See financial notes

 Schwab Dividend Equity Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends		$45,716,137
Interest	+	6,092

Total investment income		45,722,229

Expenses

Investment adviser and administrator fees		12,012,395
Shareholder service fees		4,747,485
Shareholder reports		125,588
Portfolio accounting fees		78,191
Registration fees		61,347
Custodian fees		41,610
Professional fees		41,180
Transfer agent fees		38,016
Independent trustees’ fees		15,321
Other expenses	+	36,575

Total expenses		17,197,708
Expense reduction by CSIM and its affiliates	−	38,016

Net expenses	−	17,159,692

Net investment income		28,562,537

Realized and Unrealized Gains (Losses)

Net realized gains on investments		271,295,509
Net realized gains on futures contracts	+	1,853,082

Net realized gains		273,148,591
Net change in unrealized appreciation (depreciation) on investments		(44,947,284)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(141,498)

Net change in unrealized appreciation (depreciation)	+	(45,088,782)

Net realized and unrealized gains		228,059,809

Increase in net assets resulting from operations		$256,622,346

See financial notes 37

 Schwab Dividend Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$28,562,537	$31,081,945
Net realized gains		273,148,591	183,794,300
Net change in unrealized appreciation (depreciation)	+	(45,088,782)	169,340,491

Increase in net assets from operations		256,622,346	384,216,736

Distributions to Shareholders

Distributions from net investment income		(30,034,449)	(30,254,415)
Distributions from net realized gains	+	(118,279,747)	—

Total distributions		($148,314,196)	($30,254,415)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,591,274	$317,805,473	20,146,686	$334,691,092
Shares reinvested		5,046,536	87,839,410	1,039,729	16,530,353
Shares redeemed	+	(14,499,226)	(264,363,089)	(17,942,195)	(291,824,449)

Net transactions in fund shares		8,138,584	$141,281,794	3,244,220	$59,396,996

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		98,985,674	$1,803,640,983	95,741,454	$1,390,281,666
Total increase	+	8,138,584	249,589,944	3,244,220	413,359,317

End of period		107,124,258	$2,053,230,927	98,985,674	$1,803,640,983

Net investment income not yet distributed			$—		$1,659,809

38 See financial notes

Schwab Large-Cap Growth Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	15.66	12.48	11.18	10.48	9.10

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.14	0.07	0.07	0.05
Net realized and unrealized gains (losses)	2.70	3.17	1.29	0.69	1.39

Total from investment operations	2.81	3.31	1.36	0.76	1.44
Less distributions:
Distributions from net investment income	(0.09)	(0.13)	(0.06)	(0.06)	(0.06)

Net asset value at end of period	18.38	15.66	12.48	11.18	10.48

Total return (%)	18.06	26.76	12.18	7.25	15.83

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.99	0.99	0.99	0.99	1.00 [1]
Gross operating expenses	1.04	1.05	1.05	1.05	1.04
Net investment income (loss)	0.60	1.00	0.53	0.56	0.39
Portfolio turnover rate	82	87	79	62	57
Net assets, end of period ($ x 1,000,000)	256	253	217	213	219

1 The ratio of net operating expenses would have been 0.99%, if certain non-routine expenses had not been incurred.

See financial notes 39

 Schwab Large-Cap Growth Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.4%	Common Stock	205,644,055	254,506,341
0.4%	Short-Term Investments	1,055,063	1,055,063

99.8%	Total Investments	206,699,118	255,561,404
0.2%	Other Assets and Liabilities, Net		416,908

100.0%	Net Assets		255,978,312

	Number	Value
Security	of Shares	($)

Common Stock 99.4% of net assets

Automobiles & Components 2.3%
Dana Holding Corp.	176,737	3,616,039
Delphi Automotive plc	26,900	1,855,562
General Motors Co.	17,000	533,800

		6,005,401

Banks 1.2%
Citigroup, Inc.	55,043	2,946,452

Capital Goods 7.0%
Caterpillar, Inc.	27,800	2,819,198
Emerson Electric Co.	11,500	736,690
Exelis, Inc.	3,478	62,082
Huntington Ingalls Industries, Inc.	32,893	3,480,737
IDEX Corp.	6,700	501,897
Lockheed Martin Corp.	2,400	457,368
Masco Corp.	142,800	3,151,596
Raytheon Co.	32,500	3,376,100
Spirit AeroSystems Holdings, Inc., Class A *	32,210	1,267,142
The Toro Co.	2,000	123,460
United Rentals, Inc. *	18,700	2,058,122

		18,034,392

Commercial & Professional Supplies 2.4%
Manpowergroup, Inc.	30,400	2,029,200
Pitney Bowes, Inc.	26,600	658,084
R.R. Donnelley & Sons Co.	201,500	3,516,175

		6,203,459

Consumer Durables & Apparel 0.6%
Deckers Outdoor Corp. *	7,700	673,442
Hanesbrands, Inc.	4,000	422,440
Tempur Sealy International, Inc. *	7,241	381,166

		1,477,048

Consumer Services 3.1%
H&R Block, Inc.	70,100	2,264,931
MGM Resorts International *	93,900	2,183,175
Wyndham Worldwide Corp.	5,600	434,952
Yum! Brands, Inc.	42,800	3,074,324

		7,957,382

Diversified Financials 1.8%
Affiliated Managers Group, Inc. *	7,100	1,418,509
Lazard Ltd., Class A	66,100	3,252,781

		4,671,290

Energy 4.7%
Baker Hughes, Inc.	14,100	746,736
ConocoPhillips	20,200	1,457,430
EOG Resources, Inc.	53,400	5,075,670
Halliburton Co.	18,400	1,014,576
SM Energy Co.	45,500	2,561,650
Valero Energy Corp.	24,600	1,232,214

		12,088,276

Food & Staples Retailing 2.3%
The Kroger Co.	105,184	5,859,801

Food, Beverage & Tobacco 8.7%
Altria Group, Inc.	7,800	377,052
Archer-Daniels-Midland Co.	97,100	4,563,700
Dr Pepper Snapple Group, Inc.	75,153	5,204,345
Monster Beverage Corp. *	1,600	161,408
PepsiCo, Inc.	86,000	8,270,620
Pilgrim’s Pride Corp. *	81,200	2,306,892
Tyson Foods, Inc., Class A	35,500	1,432,425

		22,316,442

Health Care Equipment & Services 5.6%
Align Technology, Inc. *	25,100	1,320,762
C.R. Bard, Inc.	32,362	5,306,397
Cardinal Health, Inc.	61,200	4,802,976
Centene Corp. *	14,100	1,306,647
Edwards Lifesciences Corp. *	3,300	399,036
McKesson Corp.	6,351	1,291,857

		14,427,675

Household & Personal Products 0.1%
Energizer Holdings, Inc.	2,100	257,565

Insurance 1.8%
Genworth Financial, Inc., Class A *	210,800	2,949,092
Reinsurance Group of America, Inc.	18,666	1,572,610

		4,521,702

40 See financial notes

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 3.4%
Compass Minerals International, Inc.	7,100	608,328
Crown Holdings, Inc. *	27,930	1,338,685
PolyOne Corp.	21,300	788,313
PPG Industries, Inc.	21,071	4,291,952
United States Steel Corp.	41,300	1,653,652

		8,680,930

Media 4.1%
Comcast Corp., Class A	56,800	3,143,880
John Wiley & Sons, Inc., Class A	42,600	2,487,414
Live Nation Entertainment, Inc. *	129,832	3,375,632
Starz, Class A *	50,100	1,548,090

		10,555,016

Pharmaceuticals, Biotechnology & Life Sciences 9.7%
AbbVie, Inc.	34,000	2,157,640
Amgen, Inc.	43,500	7,054,830
Biogen Idec, Inc. *	6,087	1,954,414
Celgene Corp. *	13,974	1,496,475
Gilead Sciences, Inc. *	80,438	9,009,056
Johnson & Johnson	8,600	926,908
Merck & Co., Inc.	19,587	1,134,871
Pfizer, Inc.	36,146	1,082,573

		24,816,767

Real Estate 2.8%
RLJ Lodging Trust	68,500	2,207,070
SL Green Realty Corp.	42,890	4,962,373

		7,169,443

Retailing 5.8%
Aaron’s, Inc.	15,100	373,876
Best Buy Co., Inc.	46,800	1,597,752
Big Lots, Inc.	34,200	1,561,230
Expedia, Inc.	11,500	977,155
Liberty Interactive Corp., Class A *	4,500	117,630
Liberty Ventures, Series A *	639	22,429
Macy’s, Inc.	71,600	4,139,912
Netflix, Inc. *	800	314,216
The Gap, Inc.	10,548	399,664
The Home Depot, Inc.	9,800	955,696
The Priceline Group, Inc. *	100	120,621
The TJX Cos., Inc.	67,500	4,274,100

		14,854,281

Semiconductors & Semiconductor Equipment 1.0%
Micron Technology, Inc. *	50,662	1,676,406
Skyworks Solutions, Inc.	14,000	815,360

		2,491,766

Software & Services 16.3%
Broadridge Financial Solutions, Inc.	38,319	1,683,354
Computer Sciences Corp.	79,000	4,771,600
DST Systems, Inc.	18,900	1,821,015
Electronic Arts, Inc. *	27,493	1,126,388
Facebook, Inc., Class A *	66,800	5,009,332
Global Payments, Inc.	6,528	525,504
Google, Inc., Class A *	6,100	3,464,007
Google, Inc., Class C *	5,800	3,242,664
IAC/InterActiveCorp	4,600	311,374
Intuit, Inc.	22,000	1,936,220
Microsoft Corp.	141,900	6,662,205
NeuStar, Inc., Class A *	23,300	615,353
Oracle Corp.	182,718	7,135,138
PTC, Inc. *	64,200	2,449,230
Xerox Corp.	64,000	849,920

		41,603,304

Technology Hardware & Equipment 9.1%
Apple, Inc.	152,669	16,488,252
ARRIS Group, Inc. *	14,700	441,294
CDW Corp.	20,500	632,220
Hewlett-Packard Co.	63,000	2,260,440
NetApp, Inc.	40,200	1,720,560
QUALCOMM, Inc.	12,500	981,375
SanDisk Corp.	8,300	781,362

		23,305,503

Telecommunication Services 1.5%
Level 3 Communications, Inc. *	2,251	105,594
Verizon Communications, Inc.	76,000	3,819,000

		3,924,594

Transportation 3.0%
Alaska Air Group, Inc.	86,940	4,627,816
Matson, Inc.	34,000	968,660
Southwest Airlines Co.	57,100	1,968,808

		7,565,284

Utilities 1.1%
AES Corp.	650	9,146
Entergy Corp.	21,900	1,840,038
NRG Energy, Inc.	30,800	923,384

		2,772,568

Total Common Stock
(Cost $205,644,055)		254,506,341

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.4% of net assets

Time Deposit 0.4%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	990,064	990,064

See financial notes 41

 Schwab Large-Cap Growth Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.01%, 12/18/14 (a)(b)	65,000	64,999

Total Short-Term Investments
(Cost $1,055,063)		1,055,063

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $206,639,628 and the unrealized appreciation and depreciation were $52,282,452 and ($3,360,676), respectively, with a net unrealized appreciation of $48,921,776.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	7	703,990	12,187

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$254,506,341	$—	$—	$254,506,341
Short-Term Investments[1]	—	1,055,063	—	1,055,063

Total	$254,506,341	$1,055,063	$—	$255,561,404

Other Financial Instruments
Futures Contracts[2]	$12,187	$—	$—	$12,187

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

42 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $206,699,118)		$255,561,404
Receivables:
Investments sold		516,622
Dividends		152,573
Fund shares sold		75,212
Variation margin on futures contracts		7,980
Income from securities on loan		219
Prepaid expenses	+	8,108

Total assets		256,322,118

Liabilities

Payables:
Investment adviser and administrator fees		19,030
Shareholder service fees		7,516
Fund shares redeemed		260,326
Accrued expenses	+	56,934

Total liabilities		343,806

Net Assets

Total assets		256,322,118
Total liabilities	−	343,806

Net assets		$255,978,312

Net Assets by Source
Capital received from investors		180,981,278
Net investment income not yet distributed		972,556
Net realized capital gains		25,150,005
Net unrealized capital appreciation		48,874,473

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$255,978,312		13,927,622		$18.38

See financial notes 43

 Schwab Large-Cap Growth Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends		$4,044,646
Interest		541
Securities on loan	+	3,565

Total investment income		4,048,752

Expenses

Investment adviser and administrator fees		1,828,943
Shareholder service fees		625,166
Shareholder reports		47,535
Portfolio accounting fees		41,415
Professional fees		33,491
Transfer agent fees		26,455
Registration fees		22,410
Custodian fees		9,277
Independent trustees’ fees		7,313
Interest expense		72
Other expenses	+	5,691

Total expenses		2,647,768
Expense reduction by CSIM and its affiliates	−	132,899

Net expenses	−	2,514,869

Net investment income		1,533,883

Realized and Unrealized Gains (Losses)

Net realized gains on investments		38,902,660
Net realized gains on futures contracts	+	409,538

Net realized gains		39,312,198
Net change in unrealized appreciation (depreciation) on investments		1,545,044
Net change in unrealized appreciation (depreciation) on futures contracts	+	(42,272)

Net change in unrealized appreciation (depreciation)	+	1,502,772

Net realized and unrealized gains		40,814,970

Increase in net assets resulting from operations		$42,348,853

44 See financial notes

 Schwab Large-Cap Growth Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$1,533,883	$2,316,395
Net realized gains		39,312,198	31,663,612
Net change in unrealized appreciation (depreciation)	+	1,502,772	21,399,074

Increase in net assets from operations		42,348,853	55,379,081

Distributions to Shareholders

Distributions from net investment income		($1,490,864)	($2,200,707)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,209,235	$20,323,834	1,838,655	$25,057,674
Shares reinvested		49,885	793,166	94,231	1,176,943
Shares redeemed	+	(3,467,366)	(58,680,881)	(3,195,045)	(43,826,509)

Net transactions in fund shares		(2,208,246)	($37,563,881)	(1,262,159)	($17,591,892)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		16,135,868	$252,684,204	17,398,027	$217,097,722
Total increase or decrease	+	(2,208,246)	3,294,108	(1,262,159)	35,586,482

End of period		13,927,622	$255,978,312	16,135,868	$252,684,204

Net investment income not yet distributed			$972,556		$989,027

See financial notes 45

Schwab Small-Cap Equity Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	24.87	17.72	15.61	13.96	11.14

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.09	0.02	(0.01)	(0.04)
Net realized and unrealized gains (losses)	2.71	7.16	2.10	1.66	2.86

Total from investment operations	2.69	7.25	2.12	1.65	2.82
Less distributions:
Distributions from net investment income	(0.07)	(0.10)	(0.01)	—	—
Distributions from net realized gains	(2.38)	—	—	—	—

Total distributions	(2.45)	(0.10)	(0.01)	—	—

Net asset value at end of period	25.11	24.87	17.72	15.61	13.96

Total return (%)	11.67	41.10	13.57	11.82	25.31

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.10	1.10	1.12	1.11	1.12
Gross operating expenses	1.10	1.11	1.12	1.12	1.14
Net investment income (loss)	(0.10)	0.42	0.11	(0.05)	(0.26)
Portfolio turnover rate	103	84	101	72	64
Net assets, end of period ($ x 1,000,000)	666	590	388	226	219

46 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.3%	Common Stock	589,172,416	661,030,719
2.5%	Other Investment Company	16,708,242	16,708,242
0.5%	Short-Term Investments	3,360,305	3,360,305

102.3%	Total Investments	609,240,963	681,099,266
(2.3%)	Other Assets and Liabilities, Net		(15,099,462)

100.0%	Net Assets		665,999,804

	Number	Value
Security	of Shares	($)

Common Stock 99.3% of net assets

Automobiles & Components 1.1%
American Axle & Manufacturing Holdings, Inc. *	81,905	1,583,224
Dana Holding Corp.	150,964	3,088,723
Tower International, Inc. *	122,156	2,968,391

		7,640,338

Banks 5.4%
1st Source Corp.	31,910	998,464
BancFirst Corp.	13,210	858,650
BNC Bancorp	12,053	205,022
C&F Financial Corp.	1,830	62,842
Federal Agricultural Mortgage Corp., Class C	22,007	732,833
Financial Institutions, Inc.	22,109	555,820
First Bancorp (North Carolina)	14,300	259,116
First BanCorp (Puerto Rico) *	595,581	3,102,977
First Busey Corp.	19,240	120,250
First Business Financial Services, Inc.	7,755	363,942
First Citizens BancShares, Inc., Class A	1,510	379,327
First Commonwealth Financial Corp.	122,906	1,149,171
First Community Bancshares, Inc.	6,466	105,848
First Defiance Financial Corp.	10,948	335,337
First Financial Corp.	19,833	687,808
First Interstate BancSystem, Inc., Class A	28,960	849,686
First Merchants Corp.	5,667	128,358
First Midwest Bancorp, Inc.	239,330	4,018,351
International Bancshares Corp.	44,030	1,249,131
Lakeland Bancorp, Inc.	14,605	160,509
MainSource Financial Group, Inc.	29,140	530,057
MidSouth Bancorp, Inc.	8,477	160,554
OFG Bancorp	181,222	2,821,627
Preferred Bank	12,454	331,027
PrivateBancorp, Inc.	106,549	3,443,664
S&T Bancorp, Inc.	36,980	1,020,278
State Bank Financial Corp.	17,540	314,317
Susquehanna Bancshares, Inc.	98,728	968,522
Synovus Financial Corp.	160,881	4,079,942
TCF Financial Corp.	188,779	2,916,636
WesBanco, Inc.	27,180	936,623
Wintrust Financial Corp.	33,640	1,558,205
WSFS Financial Corp.	9,120	717,288

		36,122,182

Capital Goods 7.9%
AAR Corp.	29,429	779,868
Altra Industrial Motion Corp.	20,400	643,008
Argan, Inc.	180,740	6,291,559
Blount International, Inc. *	221,104	3,385,102
Briggs & Stratton Corp.	102,655	2,074,658
CIRCOR International, Inc.	6,430	483,215
Commercial Vehicle Group, Inc. *	29,529	193,415
Curtiss-Wright Corp.	12,974	897,931
Douglas Dynamics, Inc.	56,556	1,172,406
Ducommun, Inc. *	5,923	156,426
EMCOR Group, Inc.	96,952	4,278,492
Engility Holdings, Inc. *	135,668	5,860,858
General Cable Corp.	155,302	2,200,629
Gibraltar Industries, Inc. *	64,900	989,725
Great Lakes Dredge & Dock Corp. *	63,050	440,720
Griffon Corp.	110,356	1,356,275
Harsco Corp.	89,460	1,939,493
Hillenbrand, Inc.	14,762	491,427
Hurco Cos., Inc.	9,200	354,476
Kadant, Inc.	20,540	849,124
L.B. Foster Co., Class A	16,000	865,440
Lydall, Inc. *	45,320	1,401,748
Moog, Inc., Class A *	37,689	2,884,716
Mueller Water Products, Inc., Class A	217,853	2,150,209
Norcraft Cos, Inc. *	5,794	98,498
Quanex Building Products Corp.	19,423	388,848
Rexnord Corp. *	57,450	1,697,647
SL Industries, Inc. *	3,200	144,000
Standex International Corp.	23,160	1,997,550
The Greenbrier Cos., Inc. (a)	38,582	2,412,918
Tutor Perini Corp. *	74,565	2,088,566
Wabash National Corp. *	126,135	1,299,190
Willis Lease Finance Corp. *	7,483	170,687

		52,438,824

Commercial & Professional Supplies 3.2%
ARC Document Solutions, Inc. *	30,710	311,706
CRA International, Inc. *	34,530	1,035,900
Deluxe Corp.	45,901	2,790,781
Heidrick & Struggles International, Inc.	37,554	781,874
Hill International, Inc. *	71,178	276,171
Kimball International, Inc., Class B	46,513	836,304

See financial notes 47

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Korn/Ferry International *	54,343	1,517,800
Quad Graphics, Inc.	141,765	3,125,918
RPX Corp. *	407,010	5,718,490
TrueBlue, Inc. *	188,748	4,665,851
Viad Corp.	24,390	622,189

		21,682,984

Consumer Durables & Apparel 1.1%
Bassett Furniture Industries, Inc.	2,063	35,855
Blyth, Inc. (a)	38,930	326,623
Columbia Sportswear Co.	8,680	334,527
CSS Industries, Inc.	20,620	588,907
Culp, Inc.	12,400	235,228
JAKKS Pacific, Inc. *(a)	11,176	71,303
Johnson Outdoors, Inc., Class A	7,100	213,355
Nautilus, Inc. *	70,497	943,250
Skechers U.S.A., Inc., Class A *	47,230	2,585,843
Unifi, Inc. *	16,530	462,344
Vera Bradley, Inc. *	8,338	190,106
ZAGG, Inc. *	156,153	1,049,348

		7,036,689

Consumer Services 4.2%
Ascent Capital Group, Inc., Class A *	34,720	2,232,496
Boyd Gaming Corp. *	259,160	2,993,298
Buffalo Wild Wings, Inc. *	23,590	3,521,515
Capella Education Co.	25,692	1,817,452
Diamond Resorts International, Inc. *	56,339	1,462,561
Isle of Capri Casinos, Inc. *	130,480	969,466
K12, Inc. *	220,261	2,731,237
Penn National Gaming, Inc. *	503,040	6,584,794
Regis Corp.	173,292	2,942,498
Strayer Education, Inc. *	25,160	1,841,460
Universal Technical Institute, Inc.	51,590	614,437

		27,711,214

Diversified Financials 2.4%
Calamos Asset Management, Inc., Class A	216,846	2,970,790
Cash America International, Inc.	65,068	3,198,092
Compass Diversified Holdings	52,490	968,441
Interactive Brokers Group, Inc., Class A	194,810	5,029,994
Investment Technology Group, Inc. *	46,377	831,540
KCG Holdings, Inc., Class A *	16,531	176,220
Nelnet, Inc., Class A	54,400	2,588,896
Oppenheimer Holdings, Inc., Class A	22,000	540,100

		16,304,073

Energy 6.4%
Aemetis, Inc. *	15,850	123,947
Basic Energy Services, Inc. *	175,753	2,267,214
Bill Barrett Corp. *	100,346	1,525,259
Clayton Williams Energy, Inc. *	21,630	1,798,318
Cloud Peak Energy, Inc. *	135,727	1,624,652
Comstock Resources, Inc.	130,948	1,550,424
Contango Oil & Gas Co. *	39,908	1,459,436
Green Plains, Inc.	159,867	5,467,451
ION Geophysical Corp. *	1,041,823	2,917,104
Matrix Service Co. *	67,380	1,688,543
Pacific Ethanol, Inc. *	102,500	1,446,275
Parker Drilling Co. *	368,640	1,636,762
PBF Energy, Inc., Class A	102,094	2,661,591
Pioneer Energy Services Corp. *	414,701	3,806,955
REX American Resources Corp. *	44,370	3,228,361
SandRidge Energy, Inc. *(a)	254,099	990,986
Stone Energy Corp. *	32,439	794,755
Tesco Corp.	45,593	868,091
VAALCO Energy, Inc. *	488,059	3,621,398
W&T Offshore, Inc.	322,842	2,934,634

		42,412,156

Food & Staples Retailing 0.9%
Liberator Medical Holdings, Inc. (a)	82,340	237,139
Roundy’s, Inc.	337,390	1,137,004
SUPERVALU, Inc. *	78,930	681,166
The Andersons, Inc.	10,506	669,547
The Pantry, Inc. *	127,210	3,278,202

		6,003,058

Food, Beverage & Tobacco 2.7%
Alliance One International, Inc. *	42,950	87,188
Cal-Maine Foods, Inc.	50,504	4,433,746
Coca-Cola Bottling Co. Consolidated	30,540	2,762,038
Farmer Bros. Co. *	46,513	1,356,319
Omega Protein Corp. *	187,466	2,708,884
Sanderson Farms, Inc.	77,713	6,526,338
Seneca Foods Corp., Class A *	7,100	190,848

		18,065,361

Health Care Equipment & Services 6.2%
Accuray, Inc. *	337,371	2,135,558
Alere, Inc. *	13,414	536,158
Alliance HealthCare Services, Inc. *	8,250	199,073
AngioDynamics, Inc. *	56,030	952,510
Anika Therapeutics, Inc. *	33,579	1,347,861
Cantel Medical Corp.	27,840	1,180,416
CONMED Corp.	60,642	2,546,358
CryoLife, Inc.	22,429	230,122
Cynosure, Inc., Class A *	7,020	177,536
Globus Medical, Inc., Class A *	125,324	2,778,433
Greatbatch, Inc. *	76,634	3,846,260
Hill-Rom Holdings, Inc.	11,796	524,686
ICU Medical, Inc. *	33,654	2,386,069
Integra LifeSciences Holdings Corp. *	12,733	650,784
Kindred Healthcare, Inc.	139,808	3,040,824
Magellan Health, Inc. *	6,547	396,224
Merge Healthcare, Inc. *	217,088	596,992
Molina Healthcare, Inc. *	146,547	7,128,046
National Healthcare Corp.	11,100	669,441
NuVasive, Inc. *	90,270	3,692,043
Omnicell, Inc. *	25,050	809,365
Quality Systems, Inc.	151,310	2,286,294
SurModics, Inc. *	54,803	1,186,485
The Providence Service Corp. *	29,818	1,317,359

48 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Triple-S Management Corp., Class B *	39,636	877,541

		41,492,438

Household & Personal Products 1.1%
Coty, Inc., Class A *	70,132	1,164,191
Harbinger Group, Inc. *	172,970	2,272,826
Medifast, Inc. *	35,958	1,141,307
Revlon, Inc., Class A *	17,300	593,390
Spectrum Brands Holdings, Inc.	17,390	1,575,360
USANA Health Sciences, Inc. *	2,750	313,445

		7,060,519

Insurance 5.7%
American Equity Investment Life Holding Co.	253,400	6,540,254
AmTrust Financial Services, Inc. (a)	114,602	5,142,192
Aspen Insurance Holdings Ltd.	130,301	5,685,033
FBL Financial Group, Inc., Class A	16,601	823,077
Maiden Holdings Ltd.	182,176	2,177,003
MBIA, Inc. *	402,801	3,931,338
Selective Insurance Group, Inc.	152,600	3,940,132
Symetra Financial Corp.	284,407	6,740,446
The Hanover Insurance Group, Inc.	42,399	2,838,189

		37,817,664

Materials 4.5%
Ampco-Pittsburgh Corp.	26,060	567,847
Boise Cascade Co. *	106,001	3,822,396
Calgon Carbon Corp. *	23,822	500,977
Clearwater Paper Corp. *	36,558	2,352,507
Commercial Metals Co.	308,203	5,328,830
Globe Specialty Metals, Inc.	22,667	426,366
Graphic Packaging Holding Co. *	282,306	3,424,372
KapStone Paper & Packaging Corp. *	31,019	954,144
KMG Chemicals, Inc.	4,214	74,588
Materion Corp.	77,527	3,058,440
Neenah Paper, Inc.	57,661	3,517,898
Noranda Aluminum Holding Corp.	47,350	208,813
OM Group, Inc.	56,400	1,468,092
PolyOne Corp.	59,518	2,202,761
Schweitzer-Mauduit International, Inc.	9,860	424,572
Tredegar Corp.	22,161	421,502
Trinseo S.A. *	80,297	1,160,292

		29,914,397

Media 0.4%
AH Belo Corp., Class A	48,000	552,480
Dex Media, Inc. *	39,336	306,427
Live Nation Entertainment, Inc. *	29,500	767,000
Sinclair Broadcast Group, Inc., Class A (a)	26,709	775,897

		2,401,804

Pharmaceuticals, Biotechnology & Life Sciences 10.1%
Acorda Therapeutics, Inc. *	16,045	558,687
Affymetrix, Inc. *	199,740	1,799,657
Akorn, Inc. *	14,627	651,633
Anacor Pharmaceuticals, Inc. *	73,300	2,155,753
Bio-Rad Laboratories, Inc., Class A *	31,770	3,584,291
BioCryst Pharmaceuticals, Inc. *	76,042	891,212
BioSpecifics Technologies Corp. *	44,115	1,769,894
Cepheid *	26,562	1,408,052
Dyax Corp. *	405,230	5,012,695
Emergent Biosolutions, Inc. *	276,912	6,263,750
Enanta Pharmaceuticals, Inc. *	33,544	1,442,392
Enzo Biochem, Inc. *	8,637	45,085
Hyperion Therapeutics, Inc. *	165,406	4,019,366
Ligand Pharmaceuticals, Inc. *	50,297	2,779,915
Myriad Genetics, Inc. *(a)	50,380	1,989,506
Nektar Therapeutics *	38,427	529,908
NPS Pharmaceuticals, Inc. *	40,738	1,116,221
Pacira Pharmaceuticals, Inc. *	11,025	1,023,341
PAREXEL International Corp. *	38,690	2,101,254
PDL BioPharma, Inc. (a)	224,448	1,914,542
POZEN, Inc. *	141,321	1,281,782
Prestige Brands Holdings, Inc. *	82,064	2,906,707
Repligen Corp. *	212,363	5,355,795
Rigel Pharmaceuticals, Inc. *	128,749	254,923
Sagent Pharmaceuticals, Inc. *	86,680	2,742,555
Sangamo BioSciences, Inc. *	118,045	1,433,066
SciClone Pharmaceuticals, Inc. *	176,322	1,347,100
Spectrum Pharmaceuticals, Inc. *(a)	637,952	4,835,676
Sucampo Pharmaceuticals, Inc., Class A *	20,228	174,365
The Medicines Co. *	236,281	5,982,635

		67,371,758

Real Estate 7.3%
Ashford Hospitality Trust, Inc.	385,234	4,353,144
Brandywine Realty Trust	212,061	3,272,101
Cedar Realty Trust, Inc.	112,124	771,413
CoreSite Realty Corp.	59,906	2,217,720
DCT Industrial Trust, Inc.	107,570	921,875
DuPont Fabros Technology, Inc.	221,444	6,858,121
Excel Trust, Inc.	66,265	861,445
FelCor Lodging Trust, Inc.	41,443	444,683
Highwoods Properties, Inc.	148,137	6,350,633
Hudson Pacific Properties, Inc.	40,990	1,119,437
LaSalle Hotel Properties	61,314	2,404,122
PS Business Parks, Inc.	38,031	3,202,971
RE/MAX Holdings, Inc., Class A	7,440	238,080
RLJ Lodging Trust	190,083	6,124,474
Saul Centers, Inc.	44,570	2,449,122
Strategic Hotels & Resorts, Inc. *	36,652	470,978
Summit Hotel Properties, Inc.	382,112	4,447,784
Sunstone Hotel Investors, Inc.	55,192	844,990
The Geo Group, Inc.	28,951	1,156,303

		48,509,396

Retailing 4.3%
Aaron’s, Inc.	56,480	1,398,445
Abercrombie & Fitch Co., Class A	49,975	1,673,163
ANN, Inc. *	47,466	1,822,220
Big Lots, Inc.	64,478	2,943,421
Brown Shoe Co., Inc.	104,401	2,776,023

See financial notes 49

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Build-A-Bear Workshop, Inc. *	42,632	722,612
Citi Trends, Inc. *	114,958	2,603,799
Core-Mark Holding Co., Inc.	29,274	1,698,770
Guess?, Inc.	45,495	1,008,624
Haverty Furniture Cos, Inc.	68,973	1,518,096
Murphy USA, Inc. *	13,820	791,886
New York & Co., Inc. *	82,500	269,775
Orbitz Worldwide, Inc. *	284,233	2,350,607
Outerwall, Inc. *(a)	46,890	2,966,730
Stein Mart, Inc.	22,960	307,205
The Cato Corp., Class A	27,691	987,738
The Finish Line, Inc., Class A	90,656	2,399,664
The Pep Boys - Manny, Moe & Jack *	15,376	146,533

		28,385,311

Semiconductors & Semiconductor Equipment 3.1%
Alpha & Omega Semiconductor Ltd. *	12,475	115,643
Amkor Technology, Inc. *	126,350	856,653
Cirrus Logic, Inc. *	35,088	677,199
Diodes, Inc. *	89,283	2,306,180
Fairchild Semiconductor International, Inc. *	138,541	2,126,604
FormFactor, Inc. *	195,390	1,557,258
IXYS Corp.	54,900	640,683
OmniVision Technologies, Inc. *	199,713	5,348,314
Pericom Semiconductor Corp. *	51,100	558,523
Photronics, Inc. *	233,340	2,097,727
Sigma Designs, Inc. *	15,687	62,591
Silicon Image, Inc. *	69,360	371,770
Tessera Technologies, Inc.	117,285	3,564,291
Ultra Clean Holdings, Inc. *	37,572	329,882

		20,613,318

Software & Services 10.0%
Aspen Technology, Inc. *	142,940	5,278,774
Bankrate, Inc. *	33,770	366,742
Blucora, Inc. *	31,540	534,603
Callidus Software, Inc. *	99,822	1,406,492
comScore, Inc. *	12,970	546,556
Constant Contact, Inc. *	125,560	4,439,802
CSG Systems International, Inc.	50,132	1,328,999
Demand Media, Inc. *	88,286	621,533
Digital River, Inc. *	144,427	3,692,998
EarthLink Holdings Corp.	244,195	874,218
EnerNOC, Inc. *	331,320	4,893,596
Euronet Worldwide, Inc. *	10,823	580,870
Higher One Holdings, Inc. *	61,743	158,680
Intralinks Holdings, Inc. *	135,941	1,174,530
j2 Global, Inc.	46,399	2,509,722
LogMeIn, Inc. *	103,394	4,968,082
MicroStrategy, Inc., Class A *	8,226	1,323,399
Monster Worldwide, Inc. *	479,659	1,851,484
NetScout Systems, Inc. *	55,231	2,035,815
Pegasystems, Inc.	129,100	2,797,597
Progress Software Corp. *	14,087	364,853
PTC, Inc. *	119,208	4,547,785
QuinStreet, Inc. *	76,710	310,676
Rovi Corp. *	129,837	2,710,997
Sykes Enterprises, Inc. *	82,551	1,778,149
Take-Two Interactive Software, Inc. *	276,460	7,312,367
TeleCommunication Systems, Inc., Class A *	104,770	301,738
TeleTech Holdings, Inc. *	8,693	224,366
TiVo, Inc. *	125,564	1,638,610
Unisys Corp. *	54,783	1,404,636
VASCO Data Security International, Inc. *	25,958	657,257
Web.com Group, Inc. *	156,161	3,205,985
WebMD Health Corp. *	14,949	638,023

		66,479,934

Technology Hardware & Equipment 5.6%
Anixter International, Inc.	4,803	409,071
ARRIS Group, Inc. *	96,970	2,911,039
Aruba Networks, Inc. *	108,238	2,335,776
Benchmark Electronics, Inc. *	49,226	1,167,641
Brocade Communications Systems, Inc.	470,272	5,046,018
Calix, Inc. *	55,526	600,236
Checkpoint Systems, Inc. *	84,800	1,124,448
Daktronics, Inc.	52,700	701,437
Harmonic, Inc. *	403,860	2,693,746
II-VI, Inc. *	66,342	894,954
Insight Enterprises, Inc. *	95,400	2,170,350
Lexmark International, Inc., Class A	140,117	6,047,450
Newport Corp. *	89,440	1,600,082
Park Electrochemical Corp.	13,097	337,903
Plexus Corp. *	24,609	1,017,582
Polycom, Inc. *	233,247	3,050,871
Richardson Electronics Ltd.	16,310	163,263
Sanmina Corp. *	60,317	1,512,147
Tech Data Corp. *	47,506	2,837,058
Vishay Intertechnology, Inc.	51,890	701,034

		37,322,106

Telecommunication Services 1.3%
General Communication, Inc., Class A *	14,655	171,903
IDT Corp., Class B	217,062	3,577,182
Inteliquent, Inc.	171,691	2,889,559
Premiere Global Services, Inc. *	110,115	1,152,904
Shenandoah Telecommunications Co.	8,300	245,597
Spok Holdings, Inc.	38,190	620,206
Vonage Holdings Corp. *	60,400	210,192

		8,867,543

Transportation 2.3%
Air Transport Services Group, Inc. *	57,950	474,031
ArcBest Corp.	98,685	3,819,109
Con-way, Inc.	44,925	1,948,397
Hawaiian Holdings, Inc. *	58,212	1,009,396
JetBlue Airways Corp. *	386,655	4,461,999
Matson, Inc.	99,189	2,825,895
Park-Ohio Holdings Corp.	20,173	1,071,388

		15,610,215

50 See financial notes

 Schwab Small-Cap Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 2.1%
American States Water Co.	69,759	2,495,977
Avista Corp.	53,460	1,895,157
Chesapeake Utilities Corp.	9,558	462,894
Consolidated Water Co., Ltd. (a)	56,903	682,267
Northwest Natural Gas Co.	64,542	3,028,956
Ormat Technologies, Inc.	27,023	782,316
PNM Resources, Inc.	107,958	3,114,588
Southwest Gas Corp.	22,470	1,305,282

		13,767,437

Total Common Stock
(Cost $589,172,416)		661,030,719

Other Investment Company 2.5% of net assets

Securities Lending Collateral 2.5%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (d)	16,708,242	16,708,242

Total Other Investment Company
(Cost $16,708,242)		16,708,242

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	3,041,309	3,041,309

U.S. Treasury Obligation 0.0%
U.S. Treasury Bill
0.01%, 12/18/14 (b)(c)	319,000	318,996

Total Short-Term Investments
(Cost $3,360,305)		3,360,305

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $609,705,161 and the unrealized appreciation and depreciation were $101,098,169 and ($29,704,064), respectively, with a net unrealized appreciation of $71,394,105.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $16,532,320.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	15	1,756,500	105,491

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$661,030,719	$—	$—	$661,030,719
Other Investment Company	16,708,242	—	—	16,708,242
Short-Term Investments[1]	—	3,360,305	—	3,360,305

Total	$677,738,961	$3,360,305	$—	$681,099,266

Other Financial Instruments
Futures Contracts[2]	$105,491	$—	$—	$105,491

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 51

 Schwab Small-Cap Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $592,532,721) including securities on loan of $16,532,320		$664,391,024
Collateral invested for securities on loan, at value (cost $16,708,242)	+	16,708,242

Total investments, at value (cost $609,240,963)		681,099,266
Cash		100,000
Receivables:
Investments sold		15,552,847
Fund shares sold		645,784
Dividends		232,973
Income from securities on loan		61,230
Variation margin on futures contracts		25,800
Interest		3
Prepaid expenses	+	8,533

Total assets		697,726,436

Liabilities

Collateral held for securities on loan		16,708,242
Payables:
Investments bought		14,312,917
Investment adviser and administrator fees		57,682
Shareholder service fees		18,495
Fund shares redeemed		550,218
Accrued expenses	+	79,078

Total liabilities		31,726,632

Net Assets

Total assets		697,726,436
Total liabilities	−	31,726,632

Net assets		$665,999,804

Net Assets by Source
Capital received from investors		471,816,146
Net investment income not yet distributed		65,851
Net realized capital gains		122,154,013
Net unrealized capital appreciation		71,963,794

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$665,999,804		26,519,491		$25.11

52 See financial notes

 Schwab Small-Cap Equity Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $1,809)		$5,951,865
Interest		2,837
Securities on loan	+	317,421

Total investment income		6,272,123

Expenses

Investment adviser and administrator fees		5,090,478
Shareholder service fees		1,546,578
Shareholder reports		66,047
Portfolio accounting fees		56,313
Custodian fees		40,881
Registration fees		35,804
Professional fees		35,519
Transfer agent fees		26,609
Independent trustees’ fees		9,078
Other expenses	+	11,975

Total expenses		6,919,282
Expense reduction by CSIM and its affiliates	−	26,609

Net expenses	−	6,892,673

Net investment loss		(620,550)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		125,694,089
Net realized losses on futures contracts	+	(622,396)

Net realized gains		125,071,693
Net change in unrealized appreciation (depreciation) on investments		(55,503,802)
Net change in unrealized appreciation (depreciation) on futures contracts	+	(7,987)

Net change in unrealized appreciation (depreciation)	+	(55,511,789)

Net realized and unrealized gains		69,559,904

Increase in net assets resulting from operations		$68,939,354

See financial notes 53

 Schwab Small-Cap Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income (loss)		($620,550)	$1,994,462
Net realized gains		125,071,693	70,691,514
Net change in unrealized appreciation (depreciation)	+	(55,511,789)	89,763,924

Increase in net assets from operations		68,939,354	162,449,900

Distributions to Shareholders

Distributions from net investment income		(1,598,911)	(2,100,800)
Distributions from net realized gains	+	(56,889,199)	—

Total distributions		($58,488,110)	($2,100,800)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		7,201,760	$173,508,919	5,573,116	$121,933,084
Shares reinvested		1,076,328	24,841,650	39,481	707,097
Shares redeemed	+	(5,496,700)	(133,118,038)	(3,750,852)	(80,237,495)

Net transactions in fund shares		2,781,388	$65,232,531	1,861,745	$42,402,686

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		23,738,103	$590,316,029	21,876,358	$387,564,243
Total increase	+	2,781,388	75,683,775	1,861,745	202,751,786

End of period		26,519,491	$665,999,804	23,738,103	$590,316,029

Net investment income not yet distributed/Distributions in excess of net investment income			$65,851		($92,217)

54 See financial notes

Schwab Hedged Equity Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	18.62	16.36	15.32	14.79	13.45

Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.10)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gains (losses)	1.99	2.36	1.12	0.58	1.42

Total from investment operations	1.91	2.26	1.04	0.53	1.34
Less distributions:
Distributions from net realized gains	(1.51)	—	—	—	—

Net asset value at end of period	19.02	18.62	16.36	15.32	14.79

Total return (%)	11.07	13.81	6.79	3.58	9.96

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses (including dividend expense on short sales)	1.99	2.48	2.08	1.86	1.97
Net operating expenses (excluding dividend expense on short sales)	1.52 [1]	1.48 [1]	1.53 [1]	1.44 [2]	1.38 [3]
Gross operating expenses	2.02	2.52	2.13	1.88	1.99
Net investment income (loss)	(0.46)	(0.49)	(0.47)	(0.25)	(0.54)
Portfolio turnover rate	142	130	109	98	115
Net assets, end of period ($ x 1,000,000)	200	193	194	236	329

1 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/12, 10/31/13 and 10/31/14, respectively, if stock loan fees on short sales had not been incurred.
2 The ratio of net operating expenses would have been 1.33% for the period ended 10/31/11, if stock loan fees on short sales and payment for state filing fees had not been included.
3 The ratio of net operating expenses would have been 1.31%, if stock loan fees on short sales had not been incurred.

See financial notes 55

 Schwab Hedged Equity Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

100.5%		Common Stock	171,063,421	201,107,861
0.1%		Short-Term Investments	175,997	175,997

100.6%		Total Investments	171,239,418	201,283,858
(38	.4)%	Short Sales	(74,717,704)	(76,728,153)
37.8%		Other Assets and Liabilities, Net		75,507,418

100.0%		Net Assets		200,063,123

	Number	Value
Security	of Shares	($)

Common Stock 100.5% of net assets

Automobiles & Components 0.5%
Dana Holding Corp.	49,779	1,018,478

Banks 5.8%
Bank of America Corp.	111,244	1,908,947
Citigroup, Inc. (a)	58,000	3,104,740
Fifth Third Bancorp	69,798	1,395,262
Regions Financial Corp. (a)	239,500	2,378,235
SunTrust Banks, Inc.	7,634	298,795
The PNC Financial Services Group, Inc. (a)	27,938	2,413,564

		11,499,543

Capital Goods 4.1%
Caterpillar, Inc. (a)	20,601	2,089,147
Emerson Electric Co.	17,860	1,144,112
Huntington Ingalls Industries, Inc.	19,529	2,066,559
Masco Corp.	76,000	1,677,320
United Rentals, Inc. *	10,433	1,148,256

		8,125,394

Commercial & Professional Supplies 2.8%
Manpowergroup, Inc.	2,272	151,656
Pitney Bowes, Inc.	14,400	356,256
R.R. Donnelley & Sons Co. (a)	216,400	3,776,180
TrueBlue, Inc. *	53,408	1,320,246

		5,604,338

Consumer Services 2.1%
Apollo Education Group, Inc. *	12,320	353,091
Graham Holdings Co., Class B	1,700	1,332,120
Penn National Gaming, Inc. *	22,700	297,143
Yum! Brands, Inc.	30,550	2,194,407

		4,176,761

Diversified Financials 2.8%
Affiliated Managers Group, Inc. *	8,000	1,598,320
Cash America International, Inc.	8,300	407,945
Interactive Brokers Group, Inc., Class A (a)	113,732	2,936,560
Lazard Ltd., Class A	13,321	655,527

		5,598,352

Energy 9.1%
Baker Hughes, Inc.	6,549	346,835
Basic Energy Services, Inc. *	2,294	29,593
ConocoPhillips (a)	51,911	3,745,379
Devon Energy Corp.	1,400	84,000
EOG Resources, Inc. (a)	8,439	802,127
Exxon Mobil Corp. (a)	1,978	191,292
Green Plains, Inc.	19,100	653,220
Kosmos Energy Ltd. *	10,900	101,697
Marathon Oil Corp.	23,700	838,980
Murphy Oil Corp. (a)	17,357	926,690
National Oilwell Varco, Inc.	50,660	3,679,942
Occidental Petroleum Corp. (a)	41,100	3,655,023
Patterson-UTI Energy, Inc.	24,800	571,144
Pioneer Energy Services Corp. *	88,389	811,411
SM Energy Co.	31,500	1,773,450

		18,210,783

Food & Staples Retailing 2.1%
The Kroger Co. (a)	77,095	4,294,963

Food, Beverage & Tobacco 7.3%
Archer-Daniels-Midland Co. (a)	82,554	3,880,038
Bunge Ltd. (a)	42,168	3,738,193
Dr Pepper Snapple Group, Inc.	12,752	883,076
J&J Snack Foods Corp.	4,300	443,029
Pilgrim’s Pride Corp. *(a)	72,700	2,065,407
Sanderson Farms, Inc.	22,746	1,910,209
Tyson Foods, Inc., Class A	40,700	1,642,245

		14,562,197

Health Care Equipment & Services 5.6%
Align Technology, Inc. *	5,600	294,672
C.R. Bard, Inc.	7,600	1,246,172
Cardinal Health, Inc. (a)	54,138	4,248,750
Centene Corp. *	1,293	119,822
Edwards Lifesciences Corp. *	17,327	2,095,181
Kindred Healthcare, Inc.	5,700	123,975
Magellan Health, Inc. *(a)	10,846	656,400
Molina Healthcare, Inc. *	48,839	2,375,529

		11,160,501

Household & Personal Products 0.3%
Harbinger Group, Inc. *	29,200	383,688

56 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Herbalife Ltd.	2,977	156,173

		539,861

Insurance 6.0%
American Equity Investment Life Holding Co. (a)	84,900	2,191,269
AmTrust Financial Services, Inc.	7,351	329,839
Aspen Insurance Holdings Ltd.	72,900	3,180,627
Assurant, Inc.	7,110	485,044
Axis Capital Holdings Ltd.	26,329	1,267,478
Genworth Financial, Inc., Class A *(a)	82,885	1,159,561
Reinsurance Group of America, Inc.	39,434	3,322,315
Symetra Financial Corp.	4,900	116,130

		12,052,263

Materials 3.3%
Ashland, Inc.	6,100	659,227
Commercial Metals Co.	44,900	776,321
Compass Minerals International, Inc.	1,700	145,656
Graphic Packaging Holding Co. *	51,410	623,603
Steel Dynamics, Inc.	24,000	552,240
United States Steel Corp. (a)	96,474	3,862,819

		6,619,866

Media 3.2%
Comcast Corp., Class A	15,316	847,740
John Wiley & Sons, Inc., Class A	33,966	1,983,275
Live Nation Entertainment, Inc. *(a)	136,443	3,547,518

		6,378,533

Pharmaceuticals, Biotechnology & Life Sciences 6.8%
Amgen, Inc.	19,700	3,194,946
Celgene Corp. *(a)	1,297	138,896
Gilead Sciences, Inc. *	27,487	3,078,544
Merck & Co., Inc. (a)	51,423	2,979,449
Pfizer, Inc. (a)	142,876	4,279,136

		13,670,971

Real Estate 4.3%
Ashford Hospitality Trust	14,204	160,505
Brandywine Realty Trust	100,500	1,550,715
CBRE Group, Inc., Class A *	14,940	478,080
Duke Realty Corp.	77,592	1,471,144
DuPont Fabros Technology, Inc.	28,196	873,230
Equity Lifestyle Properties, Inc.	26,826	1,317,157
RLJ Lodging Trust (a)	66,501	2,142,662
SL Green Realty Corp.	5,734	663,424

		8,656,917

Retailing 7.9%
Aaron’s, Inc.	26,578	658,071
Abercrombie & Fitch Co., Class A	15,969	534,642
ANN, Inc. *(a)	40,039	1,537,097
Best Buy Co., Inc.	33,300	1,136,862
Big Lots, Inc.	5,085	232,130
Brown Shoe Co., Inc.	9,200	244,628
Kohl’s Corp.	24,142	1,308,979
Lowe’s Cos., Inc. (a)	51,355	2,937,506
Macy’s, Inc. (a)	64,321	3,719,040
Outerwall, Inc. *	27,361	1,731,131
The Children’s Place, Inc.	23,300	1,147,525
The Finish Line, Inc., Class A	13,047	345,354
The Gap, Inc.	9,078	343,966

		15,876,931

Semiconductors & Semiconductor Equipment 0.2%
Spansion, Inc., Class A *	20,000	411,600

Software & Services 11.7%
Aspen Technology, Inc. *	23,900	882,627
CA, Inc. (a)	60,398	1,755,166
Computer Sciences Corp.	62,574	3,779,470
comScore, Inc. *	15,711	662,062
Convergys Corp.	32,016	645,763
Electronic Arts, Inc. *(a)	101,789	4,170,295
Intuit, Inc.	1,896	166,867
LogMeIn, Inc. *	10,460	502,603
Microsoft Corp. (a)	25,650	1,204,267
Oracle Corp. (a)	84,300	3,291,915
Pegasystems, Inc.	4,623	100,180
PTC, Inc. *	25,400	969,010
Synopsys, Inc. *	40,700	1,667,886
Take-Two Interactive Software, Inc. *(a)	112,200	2,967,690
Xerox Corp.	45,300	601,584

		23,367,385

Technology Hardware & Equipment 7.1%
Apple, Inc. (a)	39,907	4,309,956
ARRIS Group, Inc. *	3,291	98,796
Brocade Communications Systems, Inc. (a)	228,524	2,452,062
CDW Corp.	10,377	320,027
EchoStar Corp., Class A *(a)	2,970	138,788
Hewlett-Packard Co. (a)	53,869	1,932,820
II-VI, Inc. *	11,897	160,491
NetApp, Inc.	53,838	2,304,266
Western Digital Corp. (a)	25,479	2,506,369

		14,223,575

Telecommunication Services 0.0%
Windstream Holdings, Inc.	4,054	42,486

Transportation 1.3%
Alaska Air Group, Inc.	3,800	202,274
ArcBest Corp.	737	28,522
Con-way, Inc.	32,327	1,402,022
Southwest Airlines Co.	27,100	934,408

		2,567,226

Utilities 6.2%
AES Corp. (a)	242,428	3,410,962
Calpine Corp. *(a)	132,374	3,020,775
Entergy Corp. (a)	48,656	4,088,077
NRG Energy, Inc.	55,351	1,659,423

See financial notes 57

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vectren Corp.	6,000	269,700

		12,448,937

Total Common Stock
(Cost $171,063,421)		201,107,861

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (b)	20,000	20,000
0.01%, 12/18/14 (b)	156,000	155,997

Total Short-Term Investments
(Cost $175,997)		175,997

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $171,295,062 and the unrealized appreciation and depreciation were $33,713,856 and ($3,725,060), respectively, with a net unrealized appreciation of $29,988,796.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for short sales
(b)	The rate shown is the purchase yield.

58 See financial notes

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Short Sales 38.4% of net assets

Automobiles & Components 0.4%
Dorman Products, Inc. *	17,200	797,392

Banks 1.8%
Signature Bank *	7,200	872,136
Texas Capital Bancshares, Inc. *	42,927	2,624,986

		3,497,122

Capital Goods 2.8%
Chart Industries, Inc. *	3,600	167,580
DigitalGlobe, Inc. *	52,072	1,488,738
Fastenal Co.	47,300	2,083,092
Proto Labs, Inc. *	17,067	1,115,670
SolarCity Corp. *	6,200	366,916
Triumph Group, Inc.	5,000	348,150

		5,570,146

Commercial & Professional Supplies 0.5%
Healthcare Services Group, Inc.	5,100	151,878
The Advisory Board Co. *	14,400	772,848

		924,726

Consumer Durables & Apparel 1.2%
Kate Spade & Co. *	55,108	1,495,080
TRI Pointe Homes, Inc. *	2,366	32,391
Under Armour, Inc., Class A *	14,100	924,678

		2,452,149

Consumer Services 0.4%
Caesars Entertainment Corp. *	3,487	42,507
Norwegian Cruise Line Holdings Ltd. *	21,462	837,018

		879,525

Diversified Financials 2.7%
American Express Co.	33,469	3,010,536
Federated Investors, Inc., Class B	41,700	1,303,959
Financial Engines, Inc.	14,970	596,854
Leucadia National Corp.	6,600	156,948
Virtus Investment Partners, Inc.	1,300	232,973

		5,301,270

Energy 4.5%
Atwood Oceanics, Inc. *	26,300	1,069,095
Cheniere Energy, Inc. *	16,200	1,215,000
Cobalt International Energy, Inc. *	108,600	1,271,706
Diamondback Energy, Inc. *	22,856	1,564,265
Golar LNG Ltd.	14,005	785,821
Gulfport Energy Corp. *	8,400	421,512
Oasis Petroleum, Inc. *	19,339	579,396
Range Resources Corp.	4,396	300,686
Scorpio Tankers, Inc.	40,400	352,692
Seadrill Ltd.	65,376	1,503,648

		9,063,821

Food & Staples Retailing 1.1%
United Natural Foods, Inc. *	32,900	2,237,858

Health Care Equipment & Services 0.7%
Acadia Healthcare Co., Inc. *	17,306	1,073,837
Intuitive Surgical, Inc. *	700	347,060

		1,420,897

Insurance 1.2%
RLI Corp.	46,400	2,300,976

Materials 4.2%
FMC Corp.	27,900	1,600,065
Louisiana-Pacific Corp. *	235,400	3,436,840
Southern Copper Corp.	28,885	831,310
W.R. Grace & Co. *	27,093	2,562,998

		8,431,213

Media 0.6%
DreamWorks Animation SKG, Inc., Class A *	39,400	877,832
Loral Space & Communications, Inc. *	5,400	413,100

		1,290,932

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Perrigo Co., plc	1,288	207,948

Real Estate 0.5%
American Realty Capital Properties, Inc.	108,899	965,934

Retailing 3.1%
Cabela’s, Inc. *	39,561	1,899,719
CarMax, Inc. *	52,200	2,918,502
Restoration Hardware Holdings, Inc. *	16,263	1,306,244

		6,124,465

Semiconductors & Semiconductor Equipment 0.6%
SunEdison, Inc. *	48,000	936,480
SunPower Corp. *	10,500	334,320

		1,270,800

Software & Services 7.7%
Cornerstone OnDemand, Inc. *	13,305	482,572
Demandware, Inc. *	9,489	568,866
LinkedIn Corp., Class A *	3,200	732,672
NetSuite, Inc. *	29,458	3,200,906
Qlik Technologies, Inc. *	54,896	1,556,302
Splunk, Inc. *	33,525	2,215,332
Tableau Software, Inc., Class A *	16,393	1,353,898
The Ultimate Software Group, Inc. *	7,414	1,115,881
WEX, Inc. *	22,161	2,516,603
Workday, Inc., Class A *	18,283	1,745,661

		15,488,693

See financial notes 59

 Schwab Hedged Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 1.8%
Finisar Corp. *	44	736
Palo Alto Networks, Inc. *	4,649	491,399
Stratasys Ltd. *	10,431	1,255,475
ViaSat, Inc. *	28,392	1,778,475

		3,526,085

Transportation 0.3%
Kansas City Southern	3,900	478,881
XPO Logistics, Inc. *	3,791	151,337

		630,218

Utilities 2.2%
ALLETE, Inc.	8,000	417,920
Dominion Resources, Inc.	24,985	1,781,431
ITC Holdings Corp.	48,374	1,916,094
SCANA Corp.	4,200	230,538

		4,345,983

Total Short Sales
(Proceeds $74,717,704)		76,728,153

End of Short Sale Positions.

*	Non-income producing security

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$201,107,861	$—	$—	$201,107,861
Short-Term Investments[1]	—	175,997	—	175,997

Total	$201,107,861	$175,997	$—	$201,283,858

Liabilities Valuation Input

Other Financial Instruments
Short Sales[1]	($76,728,153)	$—	$—	($76,728,153)

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

60 See financial notes

 Schwab Hedged Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $171,239,418)		$201,283,858
Deposits with broker for short sales		76,307,514
Receivables:
Investments sold		2,804,987
Fund shares sold		423,448
Dividends		129,674
Prepaid expenses	+	6,905

Total assets		280,956,386

Liabilities

Securities sold short, at value (proceeds $74,717,704)		76,728,153
Payables:
Investments bought		2,930,339
Investment adviser and administrator fees		22,479
Shareholder service fees		6,226
Due to custodian		1,105,824
Fund shares redeemed		40,722
Dividends on short sales		15,264
Accrued expenses	+	44,256

Total liabilities		80,893,263

Net Assets

Total assets		280,956,386
Total liabilities	−	80,893,263

Net assets		$200,063,123

Net Assets by Source
Capital received from investors		149,106,410
Net investment loss		(2,468,247)
Net realized capital gains		25,390,969
Net unrealized capital appreciation		28,033,991

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$200,063,123		10,520,618		$19.02

See financial notes 61

 Schwab Hedged Equity Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends		$2,917,111
Interest	+	21

Total investment income		2,917,132

Expenses

Investment adviser and administrator fees		1,998,791
Shareholder service fees		437,591
Dividends on short sales		892,589
Stock loan fees on short sales		358,355
Professional fees		45,238
Transfer agent fees		36,612
Registration fees		25,641
Shareholder reports		16,532
Custodian fees		14,633
Portfolio accounting fees		11,998
Independent trustees’ fees		7,002
Interest expense		692
Other expenses	+	4,563

Total expenses		3,850,237
Expense reduction by CSIM and its affiliates	−	66,799

Net expenses	−	3,783,438

Net investment loss		(866,306)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,596,512
Net realized gains on futures contracts		82,056
Net realized gains on short sales	+	16,785,799

Net realized gains		25,464,367
Net change in unrealized appreciation (depreciation) on investments		(15,247,458)
Net change in unrealized appreciation (depreciation) on short sales	+	10,538,311

Net change in unrealized appreciation (depreciation)	+	(4,709,147)

Net realized and unrealized gains		20,755,220

Increase in net assets resulting from operations		$19,888,914

62 See financial notes

 Schwab Hedged Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment loss		($866,306)	($961,232)
Net realized gains		25,464,367	17,802,813
Net change in unrealized appreciation (depreciation)	+	(4,709,147)	8,282,576

Increase in net assets from operations		19,888,914	25,124,157

Distributions to Shareholders

Distributions from net realized gains		($15,225,593)	$—

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,013,414	$36,941,019	2,580,370	$44,945,152
Shares reinvested		781,617	13,490,717	—	—
Shares redeemed	+	(2,622,388)	(47,702,546)	(4,113,122)	(71,764,454)

Net transactions in fund shares		172,643	$2,729,190	(1,532,752)	($26,819,302)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,347,975	$192,670,612	11,880,727	$194,365,757
Total increase or decrease	+	172,643	7,392,511	(1,532,752)	(1,695,145)

End of period		10,520,618	$200,063,123	10,347,975	$192,670,612

Net investment loss			($2,468,247)		($1,708,651)

See financial notes 63

Schwab Financial Services Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	13.76	10.66	9.17	9.74	8.77

Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	0.08	0.05	0.04
Net realized and unrealized gains (losses)	2.07	3.08	1.46	(0.58)	0.99

Total from investment operations	2.18	3.19	1.54	(0.53)	1.03
Less distributions:
Distributions from net investment income	(0.12)	(0.09)	(0.05)	(0.04)	(0.06)

Net asset value at end of period	15.82	13.76	10.66	9.17	9.74

Total return (%)	15.92	30.20	16.92	(5.51)	11.79

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.90	0.94	0.94	0.93 [1]	0.95 [2]
Gross operating expenses	0.95	1.03	1.10	1.06	1.04
Net investment income (loss)	0.76	0.91	0.78	0.45	0.37
Portfolio turnover rate	75	74	84	77	54
Net assets, end of period ($ x 1,000,000)	78	66	47	40	52

1 The ratio of net operating expenses would have been 0.94%, if payment for state filing fees had not been included.
2 The ratio of net operating expenses would have been 0.94%, if certain non-routine expenses had not been incurred.

64 See financial notes

 Schwab Financial Services Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	62,301,615	77,473,204
1.5%	Other Investment Company	1,192,275	1,192,275
0.5%	Short-Term Investments	369,765	369,765

101.6%	Total Investments	63,863,655	79,035,244
(1.6%)	Other Assets and Liabilities, Net		(1,216,936)

100.0%	Net Assets		77,818,308

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Banks 33.3%
Bank of America Corp.	197,723	3,392,927
BNC Bancorp	6,463	109,936
Citigroup, Inc.	68,903	3,688,377
Fifth Third Bancorp	33,700	673,663
First Bancorp (North Carolina)	10,600	192,072
First Defiance Financial Corp.	3,308	101,324
Huntington Bancshares, Inc.	69,000	683,790
JPMorgan Chase & Co.	67,820	4,101,753
KeyCorp	44,497	587,360
OFG Bancorp	95,768	1,491,108
Regions Financial Corp.	82,500	819,225
The PNC Financial Services Group, Inc.	30,205	2,609,410
Wells Fargo & Co.	125,000	6,636,250
WSFS Financial Corp.	10,884	856,027

		25,943,222

Diversified Financials 24.6%
Affiliated Managers Group, Inc. *	8,863	1,770,739
Berkshire Hathaway, Inc., Class B *	25,986	3,642,198
Calamos Asset Management, Inc., Class A	5,365	73,500
Capital One Financial Corp.	22,182	1,836,004
Cash America International, Inc.	7,578	372,459
Discover Financial Services	33,588	2,142,243
Interactive Brokers Group, Inc., Class A	19,700	508,654
Lazard Ltd., Class A	33,473	1,647,206
Manning & Napier, Inc.	8,270	130,997
McGraw Hill Financial, Inc.	11,817	1,069,202
Morgan Stanley	81,089	2,834,060
Nelnet, Inc., Class A	13,100	623,429
SEI Investments Co.	24,698	954,825
The Bank of New York Mellon Corp.	10,433	403,966
Voya Financial, Inc.	29,400	1,153,950

		19,163,432

Insurance 20.9%
American Equity Investment Life Holding Co.	50,200	1,295,662
AmTrust Financial Services, Inc. (a)	27,940	1,253,668
Aspen Insurance Holdings Ltd.	16,600	724,258
Assurant, Inc.	4,000	272,880
Assured Guaranty Ltd.	55,367	1,277,870
Axis Capital Holdings Ltd.	3,398	163,580
CNA Financial Corp.	38,072	1,487,854
Genworth Financial, Inc., Class A *	127,624	1,785,460
Maiden Holdings Ltd.	77,675	928,216
MetLife, Inc.	29,500	1,600,080
Prudential Financial, Inc.	10,900	965,086
Reinsurance Group of America, Inc.	22,635	1,906,999
Symetra Financial Corp.	63,952	1,515,662
The Allstate Corp.	11,899	771,650
The Hanover Insurance Group, Inc.	4,100	274,454

		16,223,379

Real Estate 20.8%
American Campus Communities, Inc.	4,857	190,734
CBRE Group, Inc., Class A *	51,900	1,660,800
Cedar Realty Trust, Inc.	30,118	207,212
Cousins Properties, Inc.	65,823	856,357
Duke Realty Corp.	102,147	1,936,707
DuPont Fabros Technology, Inc.	11,400	353,058
Equity Lifestyle Properties, Inc.	23,346	1,146,289
Host Hotels & Resorts, Inc.	24,500	571,095
Kilroy Realty Corp.	17,820	1,207,127
PS Business Parks, Inc.	15,610	1,314,674
Retail Properties of America, Inc., Class A	11,000	172,590
RLJ Lodging Trust	36,501	1,176,062
Saul Centers, Inc.	6,800	373,660
Simon Property Group, Inc.	16,113	2,887,611
SL Green Realty Corp.	18,057	2,089,195

		16,143,171

Total Common Stock
(Cost $62,301,615)		77,473,204

Other Investment Company 1.5% of net assets

Securities Lending Collateral 1.5%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (c)	1,192,275	1,192,275

Total Other Investment Company
(Cost $1,192,275)		1,192,275

See financial notes 65

 Schwab Financial Services Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/03/14	277,766	277,766

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/18/14 (b)	92,000	91,999

Total Short-Term Investments
(Cost $369,765)		369,765

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $63,898,772 and the unrealized appreciation and depreciation were $15,416,656 and ($280,184), respectively, with a net unrealized appreciation of $15,136,472.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $1,188,831.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$77,473,204	$—	$—	$77,473,204
Other Investment Company	—	1,192,275	—	1,192,275
Short-Term Investments[1]	—	369,765	—	369,765

Total	$77,473,204	$1,562,040	$—	$79,035,244

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

66 See financial notes

 Schwab Financial Services Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $62,671,380) including securities on loan of $1,188,831		$77,842,969
Collateral invested for securities on loan, at value (cost $1,192,275)	+	1,192,275

Total investments, at value (cost $63,863,655)		79,035,244
Receivables:
Fund shares sold		81,654
Dividends		37,325
Income from securities on loan		15,885
Receivable from investment adviser		133
Prepaid expenses	+	1,589

Total assets		79,171,830

Liabilities

Collateral held for securities on loan		1,192,275
Payables:
Investment adviser and administrator fees		4,522
Shareholder service fees		4,415
Fund shares redeemed		125,333
Accrued expenses	+	26,977

Total liabilities		1,353,522

Net Assets

Total assets		79,171,830
Total liabilities	−	1,353,522

Net assets		$77,818,308

Net Assets by Source
Capital received from investors		85,470,296
Net investment income not yet distributed		305,727
Net realized capital losses		(23,129,304)
Net unrealized capital appreciation		15,171,589

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$77,818,308		4,919,639		$15.82

See financial notes 67

 Schwab Financial Services Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $27)		$1,186,995
Interest		208
Securities on loan	+	16,456

Total investment income		1,203,659

Expenses

Investment adviser and administrator fees		391,564
Shareholder service fees		174,467
Transfer agent fees		31,203
Professional fees		28,843
Registration fees		19,292
Shareholder reports		17,711
Portfolio accounting fees		10,637
Independent trustees’ fees		6,428
Custodian fees		4,708
Other expenses	+	2,038

Total expenses		686,891
Expense reduction by CSIM and its affiliates	−	31,203

Net expenses	−	655,688

Net investment income		547,971

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,305,480
Net realized gains on futures contracts	+	19,229

Net realized gains		8,324,709
Net change in unrealized appreciation (depreciation) on investments	+	1,496,790

Net realized and unrealized gains		9,821,499

Increase in net assets resulting from operations		$10,369,470

68 See financial notes

 Schwab Financial Services Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$547,971	$519,997
Net realized gains		8,324,709	4,302,893
Net change in unrealized appreciation (depreciation)	+	1,496,790	9,540,044

Increase in net assets from operations		10,369,470	14,362,934

Distributions to Shareholders

Distributions from net investment income		($544,804)	($406,901)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,726,999	$25,585,699	1,625,426	$20,364,480
Shares reinvested		33,720	471,741	33,206	353,309
Shares redeemed	+	(1,631,931)	(23,993,680)	(1,249,074)	(15,437,977)

Net transactions in fund shares		128,788	$2,063,760	409,558	$5,279,812

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		4,790,851	$65,929,882	4,381,293	$46,694,037
Total increase	+	128,788	11,888,426	409,558	19,235,845

End of period		4,919,639	$77,818,308	4,790,851	$65,929,882

Net investment income not yet distributed			$305,727		$338,279

See financial notes 69

Schwab Health Care Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	24.57	20.59	17.29	15.48	13.41

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.22	0.27	0.15	0.19
Net realized and unrealized gains (losses)	5.84	6.26	3.18	1.85	2.01

Total from investment operations	6.07	6.48	3.45	2.00	2.20
Less distributions:
Distributions from net investment income	(0.19)	(0.33)	(0.15)	(0.19)	(0.13)
Distributions from net realized gains	(2.26)	(2.17)	—	—	—

Total distributions	(2.45)	(2.50)	(0.15)	(0.19)	(0.13)

Net asset value at end of period	28.19	24.57	20.59	17.29	15.48

Total return (%)	27.06	35.46	20.10	13.00	16.49

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.80	0.82	0.82	0.81 [1]	0.82
Gross operating expenses	0.81	0.83	0.85	0.85	0.86
Net investment income (loss)	0.93	1.06	1.44	0.85	1.14
Portfolio turnover rate	57	54	60	24	37
Net assets, end of period ($ x 1,000,000)	1,064	816	511	414	410

1 The ratio of net operating expenses would have been 0.82%, if payment for state filing fees and a voluntary reduction of Investment Adviser fees had not been included.

70 See financial notes

 Schwab Health Care Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	755,463,284	1,037,931,809
0.4%	Other Investment Company	4,174,429	4,174,429
2.1%	Short-Term Investments	22,136,246	22,136,246

100.0%	Total Investments	781,773,959	1,064,242,484
(0.0%)	Other Assets and Liabilities, Net		(119,207)

100.0%	Net Assets		1,064,123,277

	Number	Value
Security	of Shares	($)

Common Stock 97.5% of net assets

Australia 0.6%

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
CSL Ltd.	85,764	6,055,186

Denmark 1.1%

Health Care Equipment & Services 1.1%
Coloplast A/S, Class B	137,656	11,998,271

Germany 1.7%

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Merck KGaA	196,910	17,825,145

Hong Kong 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Sino Biopharmaceutical Ltd.	1,320,000	1,328,960

Ireland 1.3%

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
Actavis plc *	52,500	12,743,850
Endo International plc *	25,800	1,726,536

		14,470,386

Israel 2.5%

Pharmaceuticals, Biotechnology & Life Sciences 2.5%
Taro Pharmaceutical Industries Ltd. *	5,988	969,697
Teva Pharmaceutical Industries Ltd.	457,825	25,843,003

		26,812,700

Japan 3.4%

Health Care Equipment & Services 0.5%
Alfresa Holdings Corp.	305,600	3,878,037
BML, Inc.	6,600	197,081
Nihon Kohden Corp.	21,800	1,114,564

		5,189,682

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
Astellas Pharma, Inc.	873,300	13,554,042
Chugai Pharmaceutical Co., Ltd.	95,200	2,976,212
Kaken Pharmaceutical Co., Ltd.	146,000	3,657,886
Kyowa Hakko Kirin Co., Ltd.	544,000	6,344,858
Mitsubishi Tanabe Pharma Corp.	113,000	1,718,411
Shionogi & Co., Ltd.	119,200	3,118,480

		31,369,889

		36,559,571

Malaysia 0.0%

Health Care Equipment & Services 0.0%
Kossan Rubber Industries	128,800	180,126

Netherlands Antilles 0.0%

Health Care Equipment & Services 0.0%
Orthofix International N.V. *	13,100	384,485

Republic of Korea 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Bukwang Pharmaceutical Co., Ltd.	42,090	783,718

South Africa 0.1%

Health Care Equipment & Services 0.1%
Netcare Ltd.	236,136	714,402

Switzerland 8.5%

Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg’d	9,562	1,491,011

Pharmaceuticals, Biotechnology & Life Sciences 8.4%
Actelion Ltd. - Reg’d *	79,364	9,451,867
Lonza Group AG - Reg’d *	165,759	18,264,407
Novartis AG - Reg’d	503,736	46,748,139
Roche Holding AG	48,764	14,390,323

		88,854,736

		90,345,747

United Kingdom 1.8%

Health Care Equipment & Services 0.8%
Smith & Nephew plc	490,780	8,331,147

See financial notes 71

 Schwab Health Care Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
AstraZeneca plc	143,944	10,514,872

		18,846,019

United States 76.3%

Health Care Equipment & Services 24.6%
Aetna, Inc.	333,100	27,484,081
Alere, Inc. *	85,600	3,421,432
Align Technology, Inc. *	275,900	14,517,858
Alliance HealthCare Services, Inc. *	17,700	427,101
AngioDynamics, Inc. *	58,500	994,500
Anika Therapeutics, Inc. *	56,100	2,251,854
Becton, Dickinson & Co.	47,400	6,100,380
Boston Scientific Corp. *	832,900	11,060,912
C.R. Bard, Inc.	154,200	25,284,174
Cardinal Health, Inc.	273,600	21,472,128
Centene Corp. *	97,600	9,044,592
CONMED Corp.	70,500	2,960,295
CorVel Corp. *	27,100	932,782
DaVita HealthCare Partners, Inc. *	44,800	3,497,536
Edwards Lifesciences Corp. *	122,800	14,848,976
Express Scripts Holding Co. *	156,000	11,983,920
Gentiva Health Services, Inc. *	28,100	553,570
Globus Medical, Inc., Class A *	86,500	1,917,705
Greatbatch, Inc. *	111,928	5,617,666
HCA Holdings, Inc. *	22,900	1,604,145
Health Net, Inc. *	128,200	6,090,782
Hill-Rom Holdings, Inc.	121,900	5,422,112
Kindred Healthcare, Inc.	419,841	9,131,542
LifePoint Hospitals, Inc. *	73,200	5,124,000
Magellan Health, Inc. *	85,300	5,162,356
McKesson Corp.	101,500	20,646,115
Molina Healthcare, Inc. *	181,500	8,828,160
NuVasive, Inc. *	87,900	3,595,110
Omnicell, Inc. *	15,200	491,112
PharMerica Corp. *	48,800	1,400,072
Quality Systems, Inc.	127,200	1,921,992
St. Jude Medical, Inc.	84,300	5,409,531
Stryker Corp.	67,100	5,873,263
The Providence Service Corp. *	49,200	2,173,656
Thoratec Corp. *	88,800	2,413,584
UnitedHealth Group, Inc.	67,600	6,422,676
VCA, Inc. *	126,000	5,741,820

		261,823,490

Pharmaceuticals, Biotechnology & Life Sciences 51.7%
AbbVie, Inc.	830,900	52,728,914
Acorda Therapeutics, Inc. *	44,700	1,556,454
Affymetrix, Inc. *	221,900	1,999,319
Agilent Technologies, Inc.	26,700	1,475,976
Alexion Pharmaceuticals, Inc. *	35,300	6,755,008
Allergan, Inc.	133,260	25,327,396
Amgen, Inc.	359,800	58,352,364
Bio-Rad Laboratories, Inc., Class A *	68,000	7,671,760
BioCryst Pharmaceuticals, Inc. *	184,600	2,163,512
Biogen Idec, Inc. *	122,900	39,460,732
Bristol-Myers Squibb Co.	117,255	6,823,068
Celgene Corp. *	405,700	43,446,413
Covance, Inc. *	15,400	1,230,460
Dyax Corp. *	342,800	4,240,436
Eli Lilly & Co.	205,100	13,604,283
Emergent Biosolutions, Inc. *	57,800	1,307,436
Gilead Sciences, Inc. *	478,500	53,592,000
Hyperion Therapeutics, Inc. *	17,800	432,540
Johnson & Johnson	715,400	77,105,812
Ligand Pharmaceuticals, Inc. *	59,229	3,273,587
Merck & Co., Inc.	1,151,500	66,717,910
Myriad Genetics, Inc. *(a)	48,100	1,899,469
Nektar Therapeutics *	76,000	1,048,040
PDL BioPharma, Inc. (a)	290,400	2,477,112
Pfizer, Inc.	2,327,200	69,699,640
Repligen Corp. *	57,300	1,445,106
Sagent Pharmaceuticals, Inc. *	109,200	3,455,088
The Medicines Co. *	13,700	346,884
Threshold Pharmaceuticals, Inc. *	56,957	166,884

		549,803,603

		811,627,093

Total Common Stock
(Cost $755,463,284)		1,037,931,809

Other Investment Company 0.4% of net assets

United States 0.4%

Securities Lending Collateral 0.4%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (d)	4,174,429	4,174,429

Total Other Investment Company
(Cost $4,174,429)		4,174,429

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.1% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
US Dollar
0.03%, 11/04/14	8,925,729	8,925,729
Brown Brothers Harriman
Swiss Franc
0.00%, 11/03/14	1,579,981	1,642,136
DNB
US Dollar
0.03%, 11/03/14	10,565,388	10,565,388

		21,133,253

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (b)(c)	575,000	574,999

72 See financial notes

 Schwab Health Care Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)
0.01%, 12/18/14 (b)(c)	428,000	427,994

		1,002,993

Total Short-Term Investments
(Cost $22,136,246)		22,136,246

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $782,154,921 and the unrealized appreciation and depreciation were $285,548,940 and ($3,461,377), respectively, with a net unrealized appreciation of $282,087,563.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $210,300,022 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $4,157,752.
(b)	All or a portion of this security is held as collateral for open futures contracts.
(c)	The rate shown is the purchase yield.
(d)	The rate shown is the 7-day yield.

Reg’d —	Registered

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	170	17,096,900	358,386

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$826,662,090	$—	$—	$826,662,090
Australia[1]	—	6,055,186	—	6,055,186
Denmark[1]	—	11,998,271	—	11,998,271
Germany[1]	—	17,825,145	—	17,825,145
Hong Kong[1]	—	1,328,960	—	1,328,960
Israel
Pharmaceuticals, Biotechnology & Life Sciences	969,697	25,843,003	—	26,812,700
Japan[1]	—	36,559,571	—	36,559,571
Republic of Korea[1]	—	783,718	—	783,718
South Africa[1]	—	714,402	—	714,402
Switzerland[1]	—	90,345,747	—	90,345,747
United Kingdom[1]	—	18,846,019	—	18,846,019
Other Investment Company[1]	4,174,429	—	—	4,174,429
Short-Term Investments[1]	—	22,136,246	—	22,136,246

Total	$831,806,216	$232,436,268	$—	$1,064,242,484

Other Financial Instruments
Futures Contracts[2]	$358,386	$—	$—	$358,386

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 73

 Schwab Health Care Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $777,599,530) including securities on loan of $4,157,752		$1,060,068,055
Collateral invested for securities on loan, at value (cost $4,174,429)	+	4,174,429

Total investments, at value (cost $781,773,959)		1,064,242,484
Foreign currency, at value (cost $456,475)		438,615
Cash		250,000
Receivables:
Fund shares sold		2,603,698
Dividends		669,258
Foreign tax reclaims		646,609
Variation margin on futures contracts		193,800
Income from securities on loan		13,047
Interest		16
Prepaid expenses	+	15,111

Total assets		1,069,072,638

Liabilities

Collateral held for securities on loan		4,174,429
Payables:
Investment adviser and administrator fees		60,033
Shareholder service fees		44,113
Fund shares redeemed		587,134
Accrued expenses	+	83,652

Total liabilities		4,949,361

Net Assets

Total assets		1,069,072,638
Total liabilities	−	4,949,361

Net assets		$1,064,123,277

Net Assets by Source
Capital received from investors		651,868,349
Net investment income not yet distributed		7,711,159
Net realized capital gains		121,781,285
Net unrealized capital appreciation		282,762,484

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,064,123,277		37,750,728		$28.19

74 See financial notes

 Schwab Health Care Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $538,461)		$15,792,004
Interest		4,135
Securities on loan	+	170,039

Total investment income		15,966,178

Expenses

Investment adviser and administrator fees		4,877,930
Shareholder service fees		2,194,480
Shareholder reports		89,410
Transfer agent fees		82,155
Custodian fees		71,618
Portfolio accounting fees		65,392
Registration fees		47,908
Professional fees		34,427
Independent trustees’ fees		10,435
Interest expense		1,396
Other expenses	+	18,533

Total expenses		7,493,684
Expense reduction by CSIM and its affiliates	−	82,155

Net expenses	−	7,411,529

Net investment income		8,554,649

Realized and Unrealized Gains (Losses)

Net realized gains on investments		121,909,801
Net realized gains on futures contracts		657,856
Net realized losses on foreign currency transactions	+	(166,679)

Net realized gains		122,400,978
Net change in unrealized appreciation (depreciation) on investments		91,265,896
Net change in unrealized appreciation (depreciation) on futures contracts		187,748
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(74,264)

Net change in unrealized appreciation (depreciation)	+	91,379,380

Net realized and unrealized gains		213,780,358

Increase in net assets resulting from operations		$222,335,007

See financial notes 75

 Schwab Health Care Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$8,554,649	$6,965,890
Net realized gains		122,400,978	75,480,788
Net change in unrealized appreciation (depreciation)	+	91,379,380	112,825,265

Increase in net assets from operations		222,335,007	195,271,943

Distributions to Shareholders

Distributions from net investment income		(6,270,757)	(8,336,930)
Distributions from net realized gains	+	(76,135,752)	(54,300,003)

Total distributions		($82,406,509)	($62,636,933)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,951,426	$224,018,159	11,259,344	$243,726,416
Shares reinvested		3,264,515	74,267,727	3,014,800	55,894,398
Shares redeemed	+	(7,695,559)	(190,483,862)	(5,854,185)	(126,778,797)

Net transactions in fund shares		4,520,382	$107,802,024	8,419,959	$172,842,017

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		33,230,346	$816,392,755	24,810,387	$510,915,728
Total increase	+	4,520,382	247,730,522	8,419,959	305,477,027

End of period		37,750,728	$1,064,123,277	33,230,346	$816,392,755

Net investment income not yet distributed			$7,711,159		$5,180,420

76 See financial notes

Schwab® International Core Equity Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.82	7.90	7.32	7.80	7.25

Income (loss) from investment operations:
Net investment income (loss)	0.29 [1]	0.20	0.16	0.17	0.16
Net realized and unrealized gains (losses)	(0.08)	1.93	0.62	(0.46)	0.57

Total from investment operations	0.21	2.13	0.78	(0.29)	0.73
Less distributions:
Distributions from net investment income	(0.26)	(0.21)	(0.20)	(0.19)	(0.18)

Net asset value at end of period	9.77	9.82	7.90	7.32	7.80

Total return (%)	2.20	27.70	11.17	(3.89)	10.09

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.86	0.86	0.86	0.80 [2]	0.87	[3]
Gross operating expenses	0.98	1.10	1.16	1.22	1.27
Net investment income (loss)	2.95	2.40	2.45	2.32	1.85
Portfolio turnover rate	90	75	112	86	91	[4]
Net assets, end of period ($ x 1,000,000)	423	147	78	60	53

1 Calculated based on the average shares outstanding during the period.
2 The ratio of net operating expenses would have been 0.86%, if a voluntary reduction of Investment Adviser fees had not been included.
3 The ratio of net operating expenses would have been 0.86%, if certain non-routine expenses had not been incurred.
4 Portfolio turnover excludes the impact of investment activity resulting from a merger with another fund.

See financial notes 77

 Schwab International Core Equity Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	412,460,053	417,095,914
1.4%	Other Investment Company	5,747,659	5,747,659
0.1%	Short-Term Investments	513,996	513,996

100.2%	Total Investments	418,721,708	423,357,569
(0.2%)	Other Assets and Liabilities, Net		(781,670)

100.0%	Net Assets		422,575,899

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Australia 6.3%

Banks 1.3%
Commonwealth Bank of Australia	34,485	2,452,208
Westpac Banking Corp.	96,449	2,960,431

		5,412,639

Capital Goods 0.2%
Monadelphous Group Ltd.	73,089	810,676

Commercial & Professional Supplies 0.1%
Mineral Resources Ltd.	38,840	291,145

Diversified Financials 0.4%
Challenger Ltd.	282,086	1,735,015

Energy 1.6%
Beach Energy Ltd.	1,360,482	1,407,280
Woodside Petroleum Ltd.	148,262	5,266,317

		6,673,597

Food & Staples Retailing 0.3%
Metcash Ltd.	486,183	1,214,277

Health Care Equipment & Services 0.2%
Sigma Pharmaceuticals Ltd.	1,363,627	929,063

Insurance 0.4%
Suncorp Group Ltd.	131,084	1,705,695

Materials 1.5%
BHP Billiton Ltd.	22,271	666,278
CSR Ltd.	335,801	1,027,762
Rio Tinto Ltd.	89,809	4,795,648

		6,489,688

Telecommunication Services 0.3%
Telstra Corp., Ltd.	267,141	1,329,335

		26,591,130

Belgium 1.1%

Energy 0.1%
Exmar N.V.	24,915	348,281

Food & Staples Retailing 0.5%
Delhaize Group S.A.	30,175	2,063,211

Transportation 0.5%
bpost S.A.	83,184	2,059,302

		4,470,794

Brazil 0.3%

Banks 0.3%
Banco do Brasil S.A.	114,100	1,276,885

Canada 1.1%

Automobiles & Components 1.1%
Magna International, Inc.	45,363	4,477,335

China 1.6%

Materials 0.3%
China Resources Cement Holdings Ltd.	1,696,000	1,153,278

Technology Hardware & Equipment 0.6%
Lenovo Group Ltd.	1,642,000	2,420,315

Utilities 0.7%
China Resources Power Holdings Co., Ltd.	1,090,039	3,172,715

		6,746,308

Denmark 3.2%

Consumer Durables & Apparel 0.2%
Pandora A/S	10,019	844,717

Health Care Equipment & Services 0.5%
Coloplast A/S, Class B	21,447	1,869,347

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Novo Nordisk A/S, Class B	78,512	3,548,956

Transportation 1.7%
AP Moeller - Maersk A/S, Series B	3,141	7,329,763

		13,592,783

Finland 1.0%

Capital Goods 0.1%
Metso Oyj	14,580	476,360

Materials 0.1%
UPM-Kymmene Oyj	24,368	386,537

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Orion Oyj, Class B	94,375	3,209,844

		4,072,741

78 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

France 7.4%

Automobiles & Components 0.6%
Compagnie Generale des Etablissements Michelin	28,685	2,491,491

Banks 0.5%
Credit Agricole S.A.	151,075	2,235,649

Capital Goods 0.6%
Vinci S.A.	40,936	2,336,555

Consumer Durables & Apparel 0.0%
Hermes International	646	200,055

Energy 3.1%
Etablissements Maurel et Prom *	24,827	296,735
Technip S.A.	5,028	363,275
Total S.A.	205,857	12,290,333

		12,950,343

Food & Staples Retailing 0.4%
Casino Guichard Perrachon S.A.	2,306	236,442
Rallye S.A.	42,232	1,636,765

		1,873,207

Insurance 0.2%
CNP Assurances	33,640	628,905

Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Sanofi	63,141	5,729,416

Technology Hardware & Equipment 0.1%
Neopost S.A.	4,476	310,634

Telecommunication Services 0.4%
Orange S.A.	111,511	1,775,296

Utilities 0.1%
GDF Suez	23,117	561,279

		31,092,830

Germany 8.4%

Automobiles & Components 1.8%
Bayerische Motoren Werke AG	40,417	4,334,226
Continental AG	12,826	2,526,283
Daimler AG - Reg’d	10,757	838,712

		7,699,221

Capital Goods 1.0%
Duerr AG	14,845	1,042,775
HOCHTIEF AG	4,570	338,174
Siemens AG - Reg’d	20,027	2,258,914
Wacker Neuson SE	23,144	450,353

		4,090,216

Consumer Durables & Apparel 0.9%
Hugo Boss AG	28,514	3,788,329

Insurance 2.3%
Allianz SE - Reg’d	55,177	8,774,364
Hannover Rueck SE	9,375	782,506

		9,556,870

Materials 0.3%
BASF SE	15,507	1,370,201

Media 1.1%
ProSiebenSat.1 Media AG - Reg’d	116,654	4,712,372

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Merck KGaA	35,213	3,187,633

Software & Services 0.2%
United Internet AG - Reg’d	24,892	976,224

		35,381,066

Greece 0.1%

Consumer Services 0.1%
OPAP S.A.	37,865	458,732

Hong Kong 2.5%

Capital Goods 0.5%
Hutchison Whampoa Ltd.	167,000	2,117,653

Diversified Financials 0.3%
Sun Hung Kai & Co., Ltd.	1,708,065	1,271,865

Energy 0.3%
CNOOC Ltd.	806,000	1,262,106

Materials 0.1%
Huabao International Holdings Ltd.	694,000	496,248

Real Estate 0.9%
Cheung Kong (Holdings) Ltd.	214,000	3,798,987

Telecommunication Services 0.3%
China Mobile Ltd.	97,000	1,206,924

Utilities 0.1%
Guangdong Investment Ltd.	464,000	610,356

		10,764,139

Israel 0.5%

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Teva Pharmaceutical Industries Ltd.	36,605	2,066,255

Italy 0.9%

Automobiles & Components 0.6%
Brembo S.p.A.	52,500	1,740,973
Pirelli & C. S.p.A	76,930	1,031,612

		2,772,585

Capital Goods 0.0%
Danieli & Co., Officine Meccaniche S.p.A.	5,029	117,337

Real Estate 0.1%
Beni Stabili Spa	323,342	222,951

Telecommunication Services 0.2%
Telecom Italia S.p.A. *	653,369	740,451

		3,853,324

Japan 21.7%

Automobiles & Components 0.1%
Calsonic Kansei Corp.	75,781	419,557

Banks 4.8%
Resona Holdings, Inc.	1,507,000	8,619,717
Sumitomo Mitsui Financial Group, Inc.	243,300	9,922,481
The Bank of Yokohama Ltd.	277,000	1,600,849

		20,143,047

See financial notes 79

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 1.1%
COMSYS Holdings Corp.	88,900	1,587,095
Hoshizaki Electric Co., Ltd.	12,300	595,783
Minebea Co., Ltd.	16,000	219,239
Mitsubishi Electric Corp.	167,000	2,153,263
Takeuchi Manufacturing Co., Ltd.	6,500	273,223

		4,828,603

Commercial & Professional Supplies 0.2%
Meitec Corp.	25,600	802,788

Consumer Durables & Apparel 1.0%
Gunze Ltd.	375,869	1,046,059
Haseko Corp.	105,000	769,642
Panasonic Corp.	170,600	2,052,531
Yondoshi Holdings, Inc.	13,600	244,934

		4,113,166

Consumer Services 0.2%
Kura Corp.	8,200	222,316
Oriental Land Co., Ltd.	3,800	812,589

		1,034,905

Diversified Financials 1.4%
Daiwa Securities Group, Inc.	327,000	2,584,267
ORIX Corp.	243,100	3,374,287

		5,958,554

Health Care Equipment & Services 0.1%
Fukuda Denshi Co., Ltd.	8,000	409,448

Household & Personal Products 0.2%
Kao Corp.	19,300	752,586

Materials 0.9%
Asahi Holdings, Inc.	93,300	1,553,181
Nippon Paint Holdings Co., Ltd.	95,000	2,157,197

		3,710,378

Media 0.2%
SKY Perfect JSAT Holdings, Inc.	121,870	748,135

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Astellas Pharma, Inc.	161,600	2,508,111
Kaken Pharmaceutical Co., Ltd.	38,000	952,052

		3,460,163

Real Estate 0.2%
Daito Trust Construction Co., Ltd.	3,900	485,943
Takara Leben Co., Ltd.	78,300	331,794

		817,737

Retailing 1.1%
Canon Marketing Japan, Inc.	220,108	4,499,934
T-Gaia Corp.	28,000	279,939

		4,779,873

Semiconductors & Semiconductor Equipment 0.1%
Shindengen Electric Manufacturing Co., Ltd.	91,000	592,811

Software & Services 1.0%
Fujitsu Ltd.	671,000	4,079,319

Technology Hardware & Equipment 1.1%
Canon, Inc.	105,000	3,221,417
Japan Aviation Electronics Industry Ltd.	78,000	1,545,399

		4,766,816

Telecommunication Services 1.6%
Nippon Telegraph & Telephone Corp.	112,200	6,980,952

Transportation 0.9%
Central Japan Railway Co.	20,345	3,034,435
West Japan Railway Co.	13,500	643,482

		3,677,917

Utilities 4.7%
Osaka Gas Co., Ltd.	1,454,000	5,799,760
Tohoku Electric Power Co., Inc.	402,800	5,034,277
Tokyo Gas Co., Ltd.	1,536,000	8,853,985

		19,688,022

		91,764,777

Malaysia 0.1%

Real Estate 0.1%
Eastern & Oriental Bhd	359,700	306,338

Malta 0.5%

Consumer Services 0.5%
Unibet Group plc SDR	36,503	2,103,428

Netherlands 4.2%

Food & Staples Retailing 1.9%
Koninklijke Ahold N.V.	475,085	7,957,024

Food, Beverage & Tobacco 1.8%
Unilever N.V. CVA	198,650	7,699,366

Semiconductors & Semiconductor Equipment 0.4%
ASM International N.V.	43,153	1,729,258

Transportation 0.1%
PostNL N.V. *	54,225	230,475

		17,616,123

New Zealand 0.2%

Transportation 0.2%
Air New Zealand Ltd.	592,237	937,560

Norway 0.9%

Banks 0.2%
SpareBank 1 SMN	89,118	792,459

Energy 0.4%
Statoil A.S.A.	84,156	1,925,946

Food, Beverage & Tobacco 0.3%
Austevoll Seafood A.S.A.	89,647	582,964
Leroy Seafood Group A.S.A.	10,652	402,959
Salmar A.S.A.	13,265	238,989

		1,224,912

		3,943,317

Republic of Korea 0.1%

Capital Goods 0.1%
Doosan Infracore Co., Ltd. *	17,020	172,250

80 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 0.0%
LG Display Co., Ltd. *	4,350	128,060

		300,310

Singapore 2.8%

Banks 1.1%
DBS Group Holdings Ltd.	314,000	4,517,020

Food, Beverage & Tobacco 0.1%
Indofood Agri Resources Ltd.	616,603	401,185

Real Estate 0.2%
UOL Group Ltd.	154,000	773,504

Retailing 0.2%
Jardine Cycle & Carriage Ltd.	29,000	901,448

Transportation 1.2%
ComfortDelGro Corp., Ltd.	1,912,000	3,931,076
Singapore Post Ltd.	878,000	1,347,616

		5,278,692

		11,871,849

Spain 3.8%

Banks 2.0%
Banco Santander S.A.	954,073	8,429,735

Capital Goods 1.5%
ACS, Actividades de Construccion y Servicios S.A.	166,985	6,198,127
Sacyr S.A. *	56,644	248,885

		6,447,012

Utilities 0.3%
Endesa S.A.	64,035	1,249,186

		16,125,933

Sweden 2.0%

Banks 0.3%
Swedbank AB, A Shares	51,736	1,371,039

Capital Goods 0.3%
Peab AB	48,451	328,937
Trelleborg AB, B Shares	62,447	1,069,114

		1,398,051

Food & Staples Retailing 0.2%
Axfood AB	13,433	826,811

Real Estate 0.6%
Fastighets AB Balder, B Shares *	110,508	1,439,855
Wihlborgs Fastigheter AB	48,966	858,781

		2,298,636

Retailing 0.1%
Hennes & Mauritz AB, B Shares	10,339	412,520

Technology Hardware & Equipment 0.5%
Telefonaktiebolaget LM Ericsson, B Shares	193,260	2,283,637

		8,590,694

Switzerland 9.2%

Capital Goods 0.2%
Geberit AG - Reg’d	1,040	354,988
Rieter Holding AG - Reg’d *	1,894	349,769

		704,757

Consumer Durables & Apparel 0.2%
Forbo Holding AG - Reg’d *	1,015	1,053,347

Food, Beverage & Tobacco 2.2%
Aryzta AG *	19,796	1,688,629
Nestle S.A. - Reg’d	102,632	7,526,425

		9,215,054

Insurance 4.4%
Helvetia Holding AG - Reg’d	6,826	3,245,870
Swiss Life Holding AG - Reg’d *	36,143	8,292,676
Zurich Insurance Group AG *	23,829	7,211,333

		18,749,879

Materials 0.1%
Givaudan S.A. - Reg’d *	225	375,744

Pharmaceuticals, Biotechnology & Life Sciences 2.1%
Actelion Ltd. - Reg’d *	12,936	1,540,615
Lonza Group AG - Reg’d *	6,508	717,094
Novartis AG - Reg’d	39,866	3,699,678
Roche Holding AG	10,173	3,002,066

		8,959,453

		39,058,234

United Kingdom 18.8%

Banks 0.6%
Bank of Georgia Holdings plc	19,106	783,587
HSBC Holdings plc	161,684	1,648,427

		2,432,014

Capital Goods 0.1%
QinetiQ Group plc	150,283	487,082

Commercial & Professional Supplies 0.7%
Berendsen plc	113,098	1,831,404
Rentokil Initial plc	461,830	910,790

		2,742,194

Consumer Durables & Apparel 0.9%
Persimmon plc *	56,929	1,336,988
Taylor Wimpey plc	1,285,610	2,442,095

		3,779,083

Consumer Services 0.1%
Carnival plc	8,970	357,687

Diversified Financials 0.8%
Investec plc	241,770	2,216,904
Man Group plc	606,203	1,201,963

		3,418,867

Energy 3.4%
BP plc	523,625	3,767,430
Royal Dutch Shell plc, B Shares	269,972	9,974,231
Soco International plc *	118,102	622,007

		14,363,668

See financial notes 81

 Schwab International Core Equity Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 0.2%
Greggs plc	80,976	785,450

Food, Beverage & Tobacco 2.9%
British American Tobacco plc	41,547	2,354,784
Unilever plc	248,077	9,979,016

		12,333,800

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	8,140	685,579

Insurance 0.4%
Direct Line Insurance Group plc	101,863	450,607
Old Mutual plc	441,922	1,372,422

		1,823,029

Materials 2.9%
Anglo American plc	27,446	579,482
BHP Billiton plc	251,417	6,495,761
Rio Tinto plc	111,253	5,293,579

		12,368,822

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
AstraZeneca plc	34,355	2,509,576
Shire plc	46,833	3,142,351

		5,651,927

Real Estate 0.5%
Grainger plc	564,736	1,711,364
Great Portland Estates plc	52,314	575,770

		2,287,134

Retailing 1.9%
Inchcape plc	61,620	686,466
Next plc	56,819	5,865,805
WH Smith plc	91,586	1,653,565

		8,205,836

Technology Hardware & Equipment 0.6%
Pace plc	470,276	2,614,469

Telecommunication Services 1.0%
BT Group plc	557,646	3,287,507
Vodafone Group plc	276,642	919,961

		4,207,468

Transportation 0.3%
easyJet plc	45,317	1,088,920

		79,633,029

Total Common Stock
(Cost $412,460,053)		417,095,914

Other Investment Company 1.4% of net assets

Money Market Fund 1.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	5,747,659	5,747,659

Total Other Investment Company
(Cost $5,747,659)		5,747,659

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (a)(b)	250,000	250,000
0.01%, 12/18/14 (a)(b)	264,000	263,996

Total Short-Term Investments
(Cost $513,996)		513,996

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $420,129,104 and the unrealized appreciation and depreciation were $16,560,581 and ($13,332,116), respectively, with a net unrealized appreciation of $3,228,465.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $405,298,806 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
Reg’d —	Registered
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	25	2,295,000	152,233

82 See financial notes

 Schwab International Core Equity Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$357,118,544	$—	$357,118,544
Belgium[1]	—	2,411,492	—	2,411,492
Transportation	2,059,302	—	—	2,059,302
Brazil[1]	1,276,885	—	—	1,276,885
Canada[1]	4,477,335	—	—	4,477,335
Malta[1]	2,103,428	—	—	2,103,428
Sweden[1]	—	7,763,883	—	7,763,883
Food & Staples Retailing	826,811	—	—	826,811
Switzerland[1]	—	38,004,887	—	38,004,887
Consumer Durables & Apparel	1,053,347	—	—	1,053,347
Other Investment Company[1]	5,747,659	—	—	5,747,659
Short-Term Investments[1]	—	513,996	—	513,996

Total	$17,544,767	$405,812,802	$—	$423,357,569

Other Financial Instruments
Futures Contracts[2]	$152,233	$—	$—	$152,233

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $188,076 and $512,489 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

See financial notes 83

 Schwab International Core Equity Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $418,721,708)		$423,357,569
Foreign currency, at value (cost $257,749)		256,036
Receivables:
Fund shares sold		1,591,219
Dividends		355,598
Foreign tax reclaims		214,302
Variation margin on futures contracts		43,125
Prepaid expenses	+	1,141

Total assets		425,818,990

Liabilities

Payables:
Investments bought		2,872,199
Investment adviser and administrator fees		27,624
Shareholder service fees		14,455
Fund shares redeemed		252,917
Accrued expenses	+	75,896

Total liabilities		3,243,091

Net Assets

Total assets		425,818,990
Total liabilities	−	3,243,091

Net assets		$422,575,899

Net Assets by Source
Capital received from investors		412,970,530
Net investment income not yet distributed		4,844,140
Net realized capital losses		(3,745)
Net unrealized capital appreciation		4,764,974

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$422,575,899		43,247,602		$9.77

84 See financial notes

 Schwab International Core Equity Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $793,556)		$8,230,698
Interest	+	166

Total investment income		8,230,864

Expenses

Investment adviser and administrator fees		1,253,116
Shareholder service fees		531,546
Custodian fees		96,890
Portfolio accounting fees		59,954
Professional fees		50,283
Registration fees		43,456
Shareholder reports		36,943
Transfer agent fees		27,662
Independent trustees’ fees		7,022
Interest expense		20
Other expenses	+	4,829

Total expenses		2,111,721
Expense reduction by CSIM and its affiliates	−	253,633

Net expenses	−	1,858,088

Net investment income		6,372,776

Realized and Unrealized Gains (Losses)

Net realized gains on investments		12,517,932
Net realized gains on futures contracts		118,091
Net realized losses on foreign currency transactions	+	(97,481)

Net realized gains		12,538,542
Net change in unrealized appreciation (depreciation) on investments		(18,769,012)
Net change in unrealized appreciation (depreciation) on futures contracts		122,097
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(29,343)

Net change in unrealized appreciation (depreciation)	+	(18,676,258)

Net realized and unrealized losses		(6,137,716)

Increase in net assets resulting from operations		$235,060

See financial notes 85

 Schwab International Core Equity Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$6,372,776	$2,561,773
Net realized gains		12,538,542	6,540,993
Net change in unrealized appreciation (depreciation)	+	(18,676,258)	17,187,224

Increase in net assets from operations		235,060	26,289,990

Distributions to Shareholders

Distributions from net investment income		($4,000,904)	($2,100,275)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		35,207,779	$349,758,745	8,070,603	$70,752,618
Shares reinvested		277,927	2,612,515	154,692	1,217,426
Shares redeemed	+	(7,226,558)	(73,262,028)	(3,128,819)	(27,045,232)

Net transactions in fund shares		28,259,148	$279,109,232	5,096,476	$44,924,812

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,988,454	$147,232,511	9,891,978	$78,117,984
Total increase	+	28,259,148	275,343,388	5,096,476	69,114,527

End of period		43,247,602	$422,575,899	14,988,454	$147,232,511

Net investment income not yet distributed			$4,844,140		$2,291,719

86 See financial notes

 Schwab Active Equity Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Schwab Core Equity Fund	Schwab Target 2015 Fund
Schwab Dividend Equity Fund	Schwab Target 2020 Fund
Schwab Large-Cap Growth Fund	Schwab Target 2025 Fund
Schwab Small-Cap Equity Fund	Schwab Target 2030 Fund
Schwab Hedged Equity Fund	Schwab Target 2035 Fund
Schwab Financial Services Fund	Schwab Target 2040 Fund
Schwab Health Care Fund	Schwab Target 2045 Fund
Schwab International Core Equity Fund	Schwab Target 2050 Fund
Schwab S&P 500 Index Fund	Schwab Target 2055 Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab International Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack Balanced Portfolio	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund - Moderate Payout
Laudus Small-Cap MarketMasters Fund	Schwab Monthly Income Fund - Enhanced Payout
Laudus International MarketMasters Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Balanced Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

 87

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily

88

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

The values of the securities on loan and the related collateral as of October 31, 2014, if any, are disclosed in the funds’ Portfolio Holdings. Investments of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.

 89

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Short Sales: When a fund sells securities short (sells securities it does not own), the fund identifies assets worth at least 100% of the value of the short securities as collateral. If the market value of the short securities subsequently falls, the fund can realize a gain by closing the short position. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed amounts recorded in the Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

If a fund sells securities short, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When a fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Dividends accrued on securities sold short are recorded as an expense on a fund’s records and presented in the Statement of Operations. A fund may also incur stock loan fees which represent the cost of borrowing securities used for short sale transactions.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

90

 Schwab Active Equity Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(f) Distributions to Shareholders:

The funds make distributions from net investment income, if any, once a year, with the exception of Schwab Dividend Equity Fund which typically pays quarterly dividends. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2014, if any, are reflected in each fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Management Risk. The funds’ investment adviser makes investment decisions for the funds using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization process used by each fund to assist in constructing the fund’s portfolio does not assure successful investment. Securities selected with the assistance of the process may be negatively impacted by factors or events not foreseen in developing the process. As a result, a fund may have a lower return than if it were managed using another process or strategy.

 91

 Schwab Active Equity Funds

Financial Notes (continued)

3. Risk Factors (continued):

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - a fund’s performance also will lag those investments.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - a fund’s performance also will lag those investments.

Growth Investing Risk. Growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

To the extent that a fund invests in dividend paying stocks, the fund’s performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by a fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Convertible Securities Risk. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

ETFs Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

REITs Risk. A fund’s investments in real estate investment trusts (“REITs”) will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks; for example, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on a fund. In addition, REITs have their own expenses, and a fund will bear a proportionate share of those expenses.

Short Sales Risk. Certain funds engage in short sales transactions. Short sales are transactions in which a fund sells a security it does not own. To complete a short sale, a fund must borrow the security to deliver to the buyer. A fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by a fund, and the fund will incur a loss if the price of the security sold short increases between the time of the short sales and the time the fund replaces the borrowed security.

92

 Schwab Active Equity Funds

Financial Notes (continued)

3. Risk Factors (continued):

Dividend Paying Risk. To the extent a fund establishes both long and short positions in equity securities the fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the fund’s overall potential for loss. A fund’s short sales may result in a loss if the prices of the borrowed securities rise and it costs more to replace the borrowed securities. In contrast to a fund’s long positions, the potential loss on the fund’s short positions is unlimited. In addition, the lender of the borrowed securities may require a fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets. To the extent a fund’s investments in a single country or a limited number of countries represent a higher percentage of the fund’s assets, the fund assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance and it may be subject to increased price volatility.

Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Concentration Risk. The investments of certain funds are concentrated in issuers doing business in the same sector, and therefore, the companies in which a fund invests will be affected by many of the same factors, such as legislative or regulatory changes, intense competition for market share, and other competitive challenges. In addition, a fund is subject to the risks that stocks of these companies may underperform other segments of the equity market or stock market as a whole and are likely to have above-average volatility.

Security Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

Schwab
	Schwab	Schwab	Schwab	Schwab	Schwab	International
% of Average	Core	Dividend	Large-Cap	Small-Cap	Hedged	Core
Daily Net Assets	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund	Equity Fund

Flat rate	0.47%	0.62%	0.72%	0.81%	1.05%	0.58%

	Schwab	Schwab
% of Average	Financial	Health Care
Daily Net Assets	Services Fund	Fund

First $500 million	0.54%	0.54%
$500 million to $1 billion	0.515%	0.515%
Over $1 billion	0.49%	0.49%

 93

 Schwab Active Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab	Schwab
Core	Dividend	Large-Cap	Small-Cap	Hedged
Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

0.75%	0.89%	0.99%	1.12%	1.33% *

Schwab
Schwab	Schwab	International
Financial	Health Care	Core
Services Fund	Fund	Equity Fund

0.94%	0.82%	0.86%

*	Excludes dividends and stock loan fees paid on securities sold short.

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentages of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2014, as applicable:

	Underlying Funds
				Schwab
	Schwab	Schwab	Schwab	International
	Core	Dividend	Small-Cap	Core
	Equity Fund	Equity Fund	Equity Fund	Equity Fund

Schwab Target 2010 Fund	0.2%	0.1%	0.2%	0.4%
Schwab Target 2015 Fund	0.4%	0.2%	0.4%	0.9%
Schwab Target 2020 Fund	2.1%	1.2%	3.0%	5.2%
Schwab Target 2025 Fund	1.6%	0.9%	2.6%	4.3%
Schwab Target 2030 Fund	3.8%	2.1%	6.6%	10.1%
Schwab Target 2035 Fund	1.6%	0.9%	3.0%	4.3%
Schwab Target 2040 Fund	4.5%	2.5%	9.0%	12.5%
Schwab Target 2045 Fund	0.2%	0.1%	0.5%	0.7%
Schwab Target 2050 Fund	0.2%	0.1%	0.4%	0.6%
Schwab Target 2055 Fund	0.1%	0.1%	0.2%	0.3%
Schwab Monthly Income Fund - Moderate Payout	—%	0.7%	—%	—%
Schwab Monthly Income Fund - Enhanced Payout	—%	1.0%	—%	—%
Schwab Monthly Income Fund - Maximum Payout	—%	0.3%	—%	—%
Schwab Balanced Fund	3.1%	—%	—%	—%

94

 Schwab Active Equity Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Core Equity Fund	$1,428,796,220	$1,725,857,740
Schwab Dividend Equity Fund	1,409,374,158	1,389,210,327
Schwab Large-Cap Growth Fund	207,778,177	244,576,946
Schwab Small-Cap Equity Fund	650,320,900	642,413,723
Schwab Hedged Equity Fund*	267,898,995	278,811,252
Schwab Financial Services Fund	56,831,347	54,320,995
Schwab Health Care Fund	544,637,130	523,014,986
Schwab International Core Equity Fund	473,127,200	194,669,452

*	Including securities sold short.

8. Derivatives:

Certain funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the

 95

 Schwab Active Equity Funds

Financial Notes (continued)

8. Derivatives (continued):

period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Core Equity Fund	$21,342,707	222
Schwab Dividend Equity Fund	10,756,152	114
Schwab Large-Cap Growth Fund	1,170,240	12
Schwab Small-Cap Equity Fund	6,796,877	60
Schwab Hedged Equity Fund	1,449,355	15
Schwab Financial Services Fund	189,060	2
Schwab Health Care Fund	10,318,978	109
Schwab International Core Equity Fund	5,723,689	60

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab Core Equity Fund	$14,486	$19,267
Schwab Dividend Equity Fund	41,450	50,175
Schwab Large-Cap Growth Fund	3,756	6,787
Schwab Small-Cap Equity Fund	23,409	15,023
Schwab Hedged Equity Fund	3,590	10,792
Schwab Financial Services Fund	3,411	4,292
Schwab Health Care Fund	39,555	38,090
Schwab International Core Equity Fund	21,857	8,761

10. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Undistributed ordinary income	$67,487,129	$46,941,837	$972,559	$25,249,519	$—
Undistributed long-term capital gains	264,904,718	225,397,975	25,102,702	97,540,036	25,864,374
Unrealized appreciation on investments	509,940,490	358,755,537	52,282,452	101,098,169	33,713,856
Unrealized depreciation on investments	(18,026,424)	(16,626,751)	(3,360,676)	(29,704,064)	(3,725,060)
Other unrealized appreciation (depreciation)	—	—	—	—	(2,428,210)

Net unrealized appreciation (depreciation)	$491,914,066	$342,128,786	$48,921,776	$71,394,105	$27,560,586

96

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Undistributed ordinary income	$305,727	$57,481,848	$6,060,608
Undistributed long-term capital gains	—	72,749,944	8,245,752
Unrealized appreciation on investments	15,416,656	285,548,940	16,560,581
Unrealized depreciation on investments	(280,184)	(3,461,377)	(13,332,116)
Other unrealized appreciation (depreciation)	—	(64,427)	(23,119)

Net unrealized appreciation (depreciation)	$15,136,472	$282,023,136	$3,205,346

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
Expiration Date	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

October 31, 2016	$20,327,999	$—	$—	$—	$—
October 31, 2017	1,636,580	—	—	—	—

Total	$21,964,579 *	$—	$—	$—	$—

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
Expiration Date	Services Fund	Fund	Equity Fund

October 31, 2017	$22,923,793	$—	$7,906,337
October 31, 2018	170,394	—	—

Total	$23,094,187	$—	$7,906,337 *

*	The Schwab Core Equity Fund and Schwab International Core Equity Fund have capital loss carryforwards acquired via mergers, which are subject to certain annual limitations in regard to availability to offset potential future capital gains.

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the next taxable year. For the year ended October 31, 2014, the funds had late-year ordinary losses deferred and capital loss carryforwards utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Late-year ordinary losses deferred	$—	$—	$—	$—	($2,468,247)
Capital loss carryforwards utilized	12,317,025	—	14,051,004	—	—

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital loss carryforwards utilized	$8,384,496	$—	$4,262,847

 97

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Current period distributions
Ordinary income	$21,200,511	$30,034,449	$1,490,864	$18,663,520	$—
Long-term capital gains	157,596,466	118,279,747	—	39,824,590	15,225,593
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$16,475,044	$30,254,415	$2,200,707	$2,100,800	$—
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Current period distributions
Ordinary income	$544,804	$21,202,575	$4,000,904
Long-term capital gains	—	61,203,934	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$406,901	$8,336,930	$2,100,275
Long-term capital gains	—	54,300,003	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab
	Core	Dividend	Large-Cap	Small-Cap	Hedged
	Equity Fund	Equity Fund	Growth Fund	Equity Fund	Equity Fund

Capital shares	$—	$—	$—	$—	($95,555)
Undistributed net investment income	(275,945)	(187,897)	(59,490)	2,377,529	106,710
Net realized capital gains (losses)	275,945	187,897	59,490	(2,377,529)	(11,155)

			Schwab
	Schwab	Schwab	International
	Financial	Health Care	Core
	Services Fund	Fund	Equity Fund

Capital shares	$—	$—	$—
Undistributed net investment income	(35,719)	246,847	180,549
Net realized capital gains (losses)	35,719	(246,847)	(180,549)

98

 Schwab Active Equity Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

 99

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Financial Services Fund
Schwab Health Care Fund
Schwab International Core Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (eight of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

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Other Federal Tax Information (unaudited)

Schwab International Core Equity Fund elects to pass through under section 853 of the Internal Revenue Code foreign tax credit of $793,942 to its shareholders for the year ended October 31, 2014. The respective foreign source income on the fund is $8,391,152.

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab Core Equity Fund	95.12
Schwab Dividend Equity Fund	60.35
Schwab Large-Cap Growth Fund	100.00
Schwab Small-Cap Equity Fund	32.05
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	100.00
Schwab Health Care Fund	35.15
Schwab International Core Equity Fund	—

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab Core Equity Fund	$20,172,716
Schwab Dividend Equity Fund	18,236,557
Schwab Large-Cap Growth Fund	1,490,864
Schwab Small-Cap Equity Fund	5,986,127
Schwab Hedged Equity Fund	—
Schwab Financial Services Fund	544,804
Schwab Health Care Fund	11,434,845
Schwab International Core Equity Fund	4,069,832

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2014:

Schwab Core Equity Fund	$157,596,466
Schwab Dividend Equity Fund	118,279,747
Schwab Large-Cap Growth Fund	—
Schwab Small-Cap Equity Fund	39,824,590
Schwab Hedged Equity Fund	15,225,593
Schwab Financial Services Fund	—
Schwab Health Care Fund	61,203,934
Schwab International Core Equity Fund	—

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund, Schwab Health Care Fund and Schwab International Core Equity Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the

102

performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Although Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Core Equity Fund, Schwab Dividend Equity Fund, Schwab Large-Cap Growth Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to Schwab Financial Services Fund and Schwab Health Care Fund that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 103

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

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 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

 105

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

106

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Dow Jones Global Health Care Index An index that measures the performance of healthcare providers, researchers, and supplies producers around theworld.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Growth Index An index that is composed of larger-cap companies and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 1000 Value Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

S&P 1500 SuperComposite Financial Sector Index A capitalization-weighted index designed to measure the performance of the financial sector of the S&P 1500 SuperComposite Index. The S&P SuperComposite 1500 is comprised of the 1500 companies included in the S&P 500, S&P MidCap 400 and S&P SmallCap 600 indices.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 107

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR26298-11
00128296

Annual report dated October 31, 2014, enclosed.

Schwab Fundamental Index* Funds

Schwab Fundamental
US Large Company Index Fund

Schwab Fundamental
US Small Company Index Fund

Schwab Fundamental
International Large Company
Index Fund

Schwab Fundamental
International Small Company Index Fund

Schwab Fundamental
Emerging Markets Large Company Index Fund

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*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This wrapper is not part of the shareholder report.

Schwab Fundamental Index* Funds

Annual Report
October 31, 2014

Schwab Fundamental
US Large Company Index Fund

Schwab Fundamental
US Small Company Index Fund

Schwab Fundamental
International Large Company
Index Fund

Schwab Fundamental
International Small Company Index Fund

Schwab Fundamental
Emerging Markets Large Company Index Fund

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX is a registered trademark of Research Affiliates LLC.

This page is intentionally left blank.

Schwab Fundamental Index Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab Fundamental US Large Company Index Fund (Ticker Symbol: SFLNX)	15.74%

Russell Fundamental U.S. Large Company Index	16.23%
Fund Category: Morningstar Large Value	13.60%

Performance Details	pages 6-7

Schwab Fundamental US Small Company Index Fund (Ticker Symbol: SFSNX)	10.99%

Russell Fundamental U.S. Small Company Index	11.49%
Fund Category: Morningstar Small Blend	7.66%

Performance Details	pages 8-9

Schwab Fundamental International Large Company Index Fund[1] (Ticker Symbol: SFNNX)	0.39%

Russell Fundamental Developed ex-U.S. Large Company Index (Net)	0.00%
Fund Category: Morningstar Foreign Large Value	-0.45%

Performance Details	pages 10-11

Schwab Fundamental International Small Company Index Fund[1] (Ticker Symbol: SFILX)	-0.07%

Russell Fundamental Developed ex-U.S. Small Company Index (Net)	-0.38%
Fund Category: Morningstar Foreign Small/Mid Blend	-0.50%

Performance Details	pages 12-13

Schwab Fundamental Emerging Markets Large Company Index Fund[1] (Ticker Symbol: SFENX)	-5.03%

Russell Fundamental Emerging Markets Large Company Index (Net)	-4.59%
Fund Category: Morningstar Diversified Emerging Markets	1.37%

Performance Details	pages 14-15

Minimum Initial Investment[2]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Index ownership—each of the names identifying the Russell Fundamental Index Series is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the funds under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. The Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab Fundamental Index Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio.

In recent years, fundamentally weighted index strategies have enjoyed significant asset growth as investors have embraced the value of alternative index strategies. Unlike traditional equity indices that are often weighted by market capitalization, fundamentally weighted indices select and weight stocks by objective non-price measures, such as dividends, cash flow, and sales. By using this weighting methodology, the Schwab Fundamental Index Funds can serve as effective complements to capitalization-weighted and actively managed investment vehicles, with the goal of helping shareholders to create the potential for more attractive risk-adjusted portfolios.

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, reflecting a rally by U.S. stocks but a weaker performance by international stocks. The depreciation of many foreign currencies versus the U.S. dollar was a key reason for the performance by international stocks, as slow economic growth overseas convinced the Bank of Japan and other central banks to keep interest rates low, even as the Fed scaled back its stimulative policies. Financial markets faced additional hurdles that included continued geopolitical tensions. These and other factors contributed to heightened market uncertainty.1In the

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Fundamental Index Funds 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the funds generated returns that were closely aligned with their respective indices, reflecting a rally by U.S. stocks but a weaker performance by international stocks.

U.S., many large-cap stock market indices reached record highs amid rebounding economic growth and generally favorable earnings reports, while small-cap stocks underperformed by comparison. As a result, the Russell Fundamental U.S. Large Company Index returned 16.2%, and the Russell Fundamental Emerging Markets Large Company Index returned -4.6%.2

In related product news, we are excited to announce the launch of the Schwab Fundamental Global Real Estate Index Fund, which enhances our line-up of fundamentally weighted strategies. More information about this new fund can be found on www.schwabfunds.com, or by contacting us at 1-800-435-4000. For information about the Schwab Fundamental Index Funds, please continue reading this report.

Sincerely,

1 To find out more information, please read “Investments in Russian Securities” in the “What’s New” section on www.schwabfunds.com.

2 The total return cited is for the Russell Fundamental Emerging Markets Large Company Index (Net), which is calculated net of foreign withholding taxes.

4 Schwab Fundamental Index Funds

Fund Management

Agnes Hong, CFA, Managing Director and Head of Passive Equity Strategies, leads the portfolio management teams of Schwab’s index mutual funds and equity ETFs. She also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2009, Ms. Hong spent five years as a portfolio manager at Barclays Global Investors (subsequently acquired by BlackRock), where she managed institutional index funds and quantitative active funds. Prior to that, Ms. Hong worked in management consulting and product management, servicing global financial services clients.

Ferian Juwono, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2010, Mr. Juwono worked at BlackRock (formerly Barclays Global Investors), where he spent over three years as a portfolio manager, managing equity index funds for institutional clients, and nearly two years as a senior business analyst. Prior to that, Mr. Juwono worked for over four years as a senior financial analyst with Union Bank of California.

Schwab Fundamental Index Funds 5

Schwab Fundamental US Large Company Index Fund

The Schwab Fundamental US Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Large Company Index (the index), which measures the performance of the large company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 15.74% for the 12-month reporting period ended October 31, 2014, while the comparative index returned 16.23%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. The fund also received strong cash inflows during the reporting period. On some occasions, this cash was briefly invested in S&P 500 Index futures, and these futures lagged the return of the index during portions of the 12-month reporting period, slightly detracting from the fund’s relative performance.

Market Highlights. Large-cap U.S. stocks produced double-digit returns and outperformed small-cap stocks for the 12-month reporting period, despite heightened geopolitical tensions and increased market volatility. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. In addition, a rebounding U.S. economy and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Information Technology sector contributed the most to the fund’s total return. The large average weight of this sector represents part of the reason for this contribution, with Information Technology stocks comprising approximately 13% of the fund. The Information Technology sector returned approximately 26% for the 12-month reporting period, reflecting the overall performance of companies involved in Internet and software services. One example from this sector is Microsoft Corporation, a company that develops, manufactures, licenses, sells, and supports software products. The fund’s holdings of Microsoft Corporation returned approximately 36%. The Health Care sector also provided a meaningful contribution to the return of the fund, representing an average weight of approximately 12% of the fund and returning approximately 29%.

The Telecommunication Services sector also generated positive returns for the fund, but was the weakest contributor to the total return. Telecommunication Services stocks represented an average weight of approximately 4% of the fund and returned approximately 3%, reflecting the overall performance of companies involved in diversified and wireless telecommunication services. One example from this sector is NII Holdings, Inc. (Class B), a mobile communications provider for business customers in Latin America. The fund’s holdings of NII Holdings, Inc. (Class B) returned approximately -83%. Another relatively weak contributor the fund’s overall return was the Materials sector, which represented an average weight of approximately 4% of the fund and returned approximately 13%.

As of 10/31/14:

 Statistics

Number of Holdings	634
Weighted Average Market Cap ($ x 1,000,000)	$116,587
Price/Earnings Ratio (P/E)	17.6
Price/Book Ratio (P/B)	2.3
Portfolio Turnover Rate	14%

 Sector Weightings % of Investments

Energy	14.3%
Information Technology	13.6%
Financials	13.2%
Consumer Discretionary	12.0%
Health Care	11.8%
Consumer Staples	11.7%
Industrials	10.0%
Utilities	4.5%
Telecommunication Services	4.0%
Materials	3.8%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Exxon Mobil Corp.	4.6%
Chevron Corp.	2.5%
AT&T, Inc.	2.1%
Microsoft Corp.	2.1%
The Procter & Gamble Co.	1.5%
ConocoPhillips	1.5%
Intel Corp.	1.4%
Wal-Mart Stores, Inc.	1.4%
Verizon Communications, Inc.	1.4%
JPMorgan Chase & Co.	1.3%
Total	19.8%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Fundamental Index Funds

 Schwab Fundamental US Large Company Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Large Company Index Fund (4/2/07)	15.74%	17.25%	7.78%
Russell Fundamental U.S. Large Company Index	16.23%	N/A	N/A
Fundamental U.S. Large Company Spliced Index	16.23%	17.56%	8.00%
Fund Category: Morningstar Large Value	13.60%	14.53%	5.25%

Fund Expense Ratios5: Net 0.35%; Gross 0.41%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership—“Russell Fundamental U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental U.S. Large Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 7

Schwab Fundamental US Small Company Index Fund

The Schwab Fundamental US Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental U.S. Small Company Index (the index), which measures the performance of the small company size segment by fundamental overall company scores that are created using as the universe the companies in the Russell 3000® Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 10.99% for the 12-month reporting period ended October 31, 2014, while the comparative index returned 11.49%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. The fund also received strong cash inflows during the reporting period. On some occasions, this cash was briefly invested in Russell 2000 Index futures, and these futures lagged the return of the index during portions of the 12-month reporting period, slightly detracting from the fund’s relative performance.

Market Highlights. Small-cap U.S. stocks underperformed large-cap U.S. stocks, though both generated positive returns for the 12-month reporting period. The Federal Reserve left short-term interest rates historically low, making financing more affordable for businesses and households and generally supporting stocks. Despite heightened geopolitical tensions and increased market volatility, the U.S. economy rebounded over the reporting period, and forecasts for stronger earnings by select companies contributed positively to market performance.

Contributors and Detractors. The Financials sector was the biggest contributor to the fund’s total return. The large average weight of this sector represents part of the reason for this contribution, with Financials stocks comprising approximately 21% of the fund. The Financials sector returned approximately 15%, reflecting the overall performance of companies involved in banking, diversified financial services, insurance, and real estate. One example from this sector is Protective Life Corporation, a provider of financial services through the production, distribution, and administration of insurance and investment products. The fund’s holdings of Protective Life Corporation returned approximately 54%. The Information Technology sector was another significant contributor to the fund’s overall performance, representing an average weight of approximately 15% of the fund and returning approximately 20%.

The Energy sector was the only detractor from the performance of the index and the fund. Energy stocks represented an average weight of approximately 6% of the fund and returned -18%, reflecting the overall performance of companies engaged in exploration and production, refining and marketing, and storage and transportation of oil, gas, coal and consumable fuels, as well as companies that offer oil and gas equipment and services. One example from this sector is McDermott International, Inc., a worldwide energy services company. The fund’s holdings of McDermott International, Inc. returned approximately -52%. The Telecommunication Services sector generated positive returns, but was among the weakest contributors to the performance of the fund. Telecommunication Services stocks represented an average weight of less than 1% of the fund and returned approximately 26%.

As of 10/31/14:

 Statistics

Number of Holdings	903
Weighted Average Market Cap ($ x 1,000,000)	$3,997
Price/Earnings Ratio (P/E)	39.3
Price/Book Ratio (P/B)	2.0
Portfolio Turnover Rate	29%

 Sector Weightings % of Investments

Financials	21.7%
Industrials	19.6%
Consumer Discretionary	15.1%
Information Technology	14.2%
Health Care	7.0%
Materials	5.6%
Energy	4.7%
Utilities	4.0%
Consumer Staples	3.6%
Telecommunication Services	1.0%
Other	3.5%
Total	100.0%

 Top Equity Holdings % of Net Assets1

ITT Corp.	0.3%
Protective Life Corp.	0.3%
Popular, Inc.	0.3%
Dean Foods Co.	0.3%
Endurance Specialty Holdings Ltd.	0.3%
Centene Corp.	0.3%
Lennox International, Inc.	0.3%
Questar Corp.	0.3%
The Pantry, Inc.	0.3%
Sanmina Corp.	0.3%
Total	3.0%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than many other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

8 Schwab Fundamental Index Funds

 Schwab Fundamental US Small Company Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental US Small Company Index Fund (4/2/07)	10.99%	18.29%	8.54%
Russell Fundamental U.S. Small Company Index	11.49%	N/A	N/A
Fundamental U.S. Small Company Spliced Index	11.49%	18.48%	9.12%
Fund Category: Morningstar Small Blend	7.66%	16.61%	6.28%

Fund Expense Ratios5: Net 0.35%; Gross 0.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Index ownership—“Russell Fundamental U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 27, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 27, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental U.S. Small Company Index is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. The expense information shown in the table has been restated to reflect the removal of expenses incurred indirectly by the fund through its investment in business development companies (“BDCs”). The fund’s benchmark index no longer includes BDCs. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 9

Schwab Fundamental International Large Company Index Fund

The Schwab Fundamental International Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned 0.39% for the 12-month reporting period ended October 31, 2014, while the comparative index returned 0.00%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, the fund received strong cash inflows during the reporting period, and on some occasions, this cash was briefly invested in MSCI EAFE Index futures. These futures lagged the return of the index during portions of the 12-month reporting period, slightly detracting from the fund’s relative performance. However, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings enhanced the fund’s relative performance.1

Market Highlights. International large-cap stocks produced positive returns for the 12-month reporting period, despite continued geopolitical tensions and unsteady global economic growth. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments.

Contributors and Detractors. Stocks from Italy were among the biggest contributors to the returns of both the index and the fund. Italian stocks represented an average weight of approximately 5% of the fund and returned approximately 4% in U.S. dollar terms. One example from this market is Enel S.p.A., a company that generates, transmits, distributes, and trades electricity. The fund’s holdings of Enel S.p.A. returned approximately 19% in U.S. dollar terms. Stocks from Switzerland also contributed to the fund’s performance. Swiss stocks represented an average weight of approximately 6% of the fund and returned approximately 4% in U.S. dollar terms.

German stocks were among the biggest detractors from the total return of the fund. Stocks from Germany represented an average weight of approximately 9% of the fund and returned approximately -6% in U.S. dollar terms. One example from this market is Deutsche Bank AG, a global financial services provider. The fund’s holdings of Deutsche Bank AG returned approximately -31% in U.S. dollar terms. Stocks from Japan also performed poorly for the fund overall, representing an average weight of approximately 19% of the fund and returning less than 1% in U.S. dollar terms.

As of 10/31/14:

 Statistics

Number of Holdings	830
Weighted Average Market Cap ($ x 1,000,000)	$60,142
Price/Earnings Ratio (P/E)	20.4
Price/Book Ratio (P/B)	1.4
Portfolio Turnover Rate	8%

 Sector Weightings % of Investments

Financials	18.6%
Energy	13.1%
Industrials	12.4%
Consumer Discretionary	10.4%
Materials	9.3%
Consumer Staples	9.2%
Telecommunication Services	8.1%
Health Care	6.9%
Utilities	6.2%
Information Technology	4.7%
Other	1.1%
Total	100.0%

 Top Equity Holdings % of Net Assets2

BP plc	2.2%
Royal Dutch Shell plc, A Shares	2.0%
Total S.A.	1.8%
HSBC Holdings plc	1.4%
Royal Dutch Shell plc, B Shares	1.4%
Banco Santander S.A.	1.2%
Nestle S.A. – Reg’d	1.1%
Telefornica S.A.	1.1%
Vodafone Group plc	1.0%
Eni S.p.A	1.0%
Total	14.2%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[2]	This list is not a recommendation of any security by the investment adviser.

10 Schwab Fundamental Index Funds

 Schwab Fundamental International Large Company Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

April 2, 2007 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental International Large Company Index Fund (4/2/07)	0.39%	5.90%	1.16%
Russell Fundamental Developed ex-U.S. Large Company Index (Net)	0.00%	N/A	N/A
Fundamental Developed ex-U.S. Large Company Spliced Index	0.00%	6.04%	1.91%
Fund Category: Morningstar Foreign Large Value	-0.45%	6.13%	0.25%

Fund Expense Ratios5: Net 0.35%; Gross 0.52%

 Country Weightings % of Investments

Japan	21.3%
United Kingdom	16.8%
France	10.3%
Germany	8.5%
Canada	6.8%
Netherlands	5.7%
Switzerland	5.6%
Australia	5.5%
Spain	4.4%
Italy	3.9%
Other Countries	11.2%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership—“Russell Fundamental Developed ex-U.S. Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Developed ex-U.S. Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 11

Schwab Fundamental International Small Company Index Fund

The Schwab Fundamental International Small Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Developed ex-U.S. Small Company Index (Net) (the index), which measures the performance of the small company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Developed ex-U.S. Index. To pursue its investment objective, the fund uses a replication investment approach and generally gives the same weight to a given stock as does the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned -0.07% for the 12-month reporting period ended October 31, 2014, while the comparative index returned -0.38%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Also, the fund received strong cash inflows during the reporting period, and on some occasions, this cash was briefly invested in MSCI EAFE Index futures and the iShares MSCI EAFE Small-Cap ETF. These securities lagged the return of the index during portions of the 12-month reporting period, slightly detracting from the fund’s relative performance. However, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings enhanced the fund’s relative performance.1

Market Highlights. International small-cap stocks produced negative returns for the 12-month reporting period, in part due to continued geopolitical tensions and unsteady economic growth. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments.

Contributors and Detractors. Stocks from the United Kingdom were among the biggest contributors to the fund’s total return from a country perspective, and represented an average weight of approximately 13% of the fund. United Kingdom stocks returned approximately 4% in U.S. dollar terms. One example from this market is Ashtead Group plc, an international equipment rental company servicing customers in the U.S. and the United Kingdom. The fund’s holdings of Ashtead Group plc returned approximately 61% in U.S. dollar terms. Stocks from Japan also provided meaningful contributions to the fund’s performance, representing an average weight of approximately 37% of the fund and returning approximately 2% in U.S. dollar terms.

German stocks were among the biggest detractors from the returns of both the index and the fund. Stocks from Germany represented an average weight of approximately 4% of the fund and returned approximately -9% in U.S. dollar terms. One example from this market is Suedzucker AG, an operator in the traditional sugar industry in Eastern and Western Europe. The fund’s holdings of Suedzucker AG returned approximately -38% in U.S. dollar terms. Stocks from Italy also detracted from the performance of the index and the fund. Italian stocks represented an average weight of approximately 3% of the fund and returned approximately -11% in U.S. dollar terms.

As of 10/31/14:

 Statistics

Number of Holdings	1,328
Weighted Average Market Cap ($ x 1,000,000)	$3,362
Price/Earnings Ratio (P/E)	24.4
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	41%

 Sector Weightings % of Investments

Industrials	23.1%
Consumer Discretionary	18.8%
Financials	17.3%
Materials	10.4%
Information Technology	8.8%
Consumer Staples	7.7%
Health Care	4.6%
Energy	3.4%
Utilities	1.6%
Telecommunication Services	1.1%
Other	3.2%
Total	100.0%

 Top Equity Holdings % of Net Assets2

iShares MSCI EAFE Small Cap ETF	0.7%
Dixons Carphone plc	0.3%
Celesio AG	0.3%
DCC plc	0.2%
Persimmon plc	0.2%
Evraz plc	0.2%
Bankia S.A.	0.2%
Koito Manufacturing Co., Ltd.	0.2%
Hitachi High-Technologies Corp.	0.2%
Alps Electric Co., Ltd.	0.2%
Total	2.7%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[2]	This list is not a recommendation of any security by the investment adviser.

12 Schwab Fundamental Index Funds

 Schwab Fundamental International Small Company Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental International Small Company Index Fund (1/31/08)	-0.07%	8.47%	5.24%
Russell Fundamental Developed ex-U.S. Small Company Index (Net)	-0.38%	N/A	N/A
Fundamental Developed ex-U.S. Small Company Spliced Index	-0.38%	8.75%	6.61%
Fund Category: Morningstar Foreign Small/Mid Blend	-0.50%	9.71%	4.11%

Fund Expense Ratios5: Net 0.50%; Gross 0.94%

 Country Weightings % of Investments

Japan	37.8%
United Kingdom	12.7%
Canada	7.9%
Australia	5.8%
France	4.2%
Germany	3.6%
United States	3.1%
Switzerland	2.9%
Hong Kong	2.8%
Other Countries	19.2%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership—“Russell Fundamental Developed ex-U.S. Small Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Developed ex-US Small Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 13

Schwab Fundamental Emerging Markets Large Company Index Fund

The Schwab Fundamental Emerging Markets Large Company Index Fund (the fund) seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell Fundamental Emerging Markets Large Company Index (Net) (the index), which measures the performance of the large company size segment by fundamental overall company scores that is created using as the universe the companies in the Russell Emerging Markets Index. To pursue its investment objective, the fund uses a replication investment approach where possible, and seeks to maintain a tight allocation across all countries, regions, sectors, market capitalizations, and valuation measures compared with the index. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

Performance. The fund returned -5.03% for the 12-month reporting period ended October 31, 2014, while the comparative index returned -4.59%. Differences between the return of the fund and the return of the index may be attributable to, among other things, the operational and transactional costs incurred by the fund and not the index. Additionally, timing differences in foreign exchange calculations and fair valuation of the fund’s holdings enhanced the fund’s relative performance.1

Market Highlights. Emerging market stocks produced negative returns in U.S. dollar terms for the 12-month reporting period, in part due to continued geopolitical tensions and unsteady global economic growth. The reduction of some stimulative measures by the Federal Reserve contributed to the depreciation of many international currencies versus the U.S. dollar, generally reducing overall returns on overseas investments. However, continued low short-term interest rates in the U.S. helped emerging markets, as did relatively attractive stock valuations and high-profile election outcomes in several countries, including India and Indonesia.

Contributors and Detractors. Stocks from Taiwan were among the biggest contributors to the returns of both the index and the fund. Taiwanese stocks represented an average weight of approximately 13% of the fund and returned approximately 11% in U.S. dollar terms. One example from this market is Hon Hai Precision Industry Co., Ltd., a provider of electronic manufacturing services for computers, communications, and consumer electronic products. The fund’s holdings of Hon Hai Precision Industry Co., Ltd. returned approximately 42% in U.S. dollar terms. Stocks from India also contributed to the fund’s performance, representing an average weight of approximately 4% of the fund and returning approximately 30% in U.S. dollar terms.

Russian stocks were among the biggest detractors from the total return of the fund. Stocks from Russia represented an average weight of approximately 14% of the fund and returned approximately -24% in U.S. dollar terms. One example from this market is sponsored American depositary receipts of Gazprom OAO, a company that operates gas pipeline systems, produces and explores gas, and transports high pressure gas in the Russian Federation and European countries. The fund’s holdings of Gazprom OAO returned approximately -27% in U.S. dollar terms. Stocks from Brazil also detracted from the performance of the fund. Brazilian stocks represented an average weight of approximately 14% of the fund and returned approximately -19% in U.S. dollar terms.

As of 10/31/14:

 Statistics

Number of Holdings	302
Weighted Average Market Cap ($ x 1,000,000)	$52,954
Price/Earnings Ratio (P/E)	10.7
Price/Book Ratio (P/B)	1.0
Portfolio Turnover Rate	19%

 Sector Weightings % of Investments

Energy	24.2%
Financials	19.4%
Information Technology	15.8%
Materials	11.2%
Telecommunication Services	10.8%
Consumer Discretionary	5.5%
Industrials	5.4%
Utilities	3.7%
Consumer Staples	3.5%
Other	0.5%
Total	100.0%

 Top Equity Holdings % of Net Assets2

Samsung Electronics Co., Ltd.	3.6%
Gazprom OAO ADR	2.9%
LUKOIL OAO ADR	2.6%
China Mobile Ltd.	2.4%
Petroleo Brasileiro S.A., Preferred Stock	2.0%
China Construction Bank Corp., Class H	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.9%
Hon Hai Precision Industry Co., Ltd.	1.6%
Industrial & Commercial Bank of China Ltd., Class H	1.6%
China Petroleum & Chemical Corp., Class H	1.5%
Total	22.1%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

[1]	Typically, the securities in the index are valued using foreign exchange rates obtained at the close of the London foreign currency exchange (11:00 AM EST). Securities in the fund, however, are valued using foreign exchange rates obtained at the close of the New York foreign currency exchange (4:00 PM EST). This difference in closing times can result in different foreign currency exchange rates between the two exchanges, and thus different foreign currency exchange rates used in the valuation of the index’s and fund’s securities.
[2]	This list is not a recommendation of any security by the investment adviser.

14 Schwab Fundamental Index Funds

 Schwab Fundamental Emerging Markets Large Company Index Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 31, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1,2,3

 Average Annual Total Returns1,2,4

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Fundamental Emerging Markets Large Company Index Fund (1/31/08)	-5.03%	2.31%	0.39%
Russell Fundamental Emerging Markets Large Company Index (Net)	-4.59%	N/A	N/A
Fundamental Emerging Markets Large Company Spliced Index	-4.59%	3.50%	2.16%
Fund Category: Morningstar Diversified Emerging Markets	1.37%	4.72%	0.81%

Fund Expense Ratios5: Net 0.50%; Gross 0.89%

 Country Weightings % of Investments

Republic of Korea	17.7%
China	16.4%
Brazil	13.6%
Taiwan	12.8%
Russia	12.4%
South Africa	7.0%
India	4.2%
Mexico	3.6%
Other Countries	12.3%
Total	100.0%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing, see financial note 2 for more information.

Index ownership—“Russell Fundamental Emerging Markets Large Company Index” is a joint trademark of Russell Investments (“Russell”) and Research Affiliates LLC (“RA”) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Schwab Fundamental Index Funds are not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	On October 19, 2009, the Investor Share class, Select Share class and Institutional Share class were combined into a single class of shares of the fund. The performance history of the fund prior to October 19, 2009 is that of the fund’s former Institutional Shares.
[3]	The inception date of the Russell Fundamental Emerging Markets Large Company Index (Net) is February 24, 2011. The fund began tracking the index on October 19, 2012.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Fundamental Index Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab Fundamental US Large Company Index Fund
Actual Return	0.35%	$1,000.00	$1,062.80	$1.82
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental US Small Company Index Fund
Actual Return	0.35%	$1,000.00	$1,037.60	$1.80
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental International Large Company Index Fund
Actual Return	0.35%	$1,000.00	$938.40	$1.71
Hypothetical 5% Return	0.35%	$1,000.00	$1,023.44	$1.79

Schwab Fundamental International Small Company Index Fund
Actual Return	0.49%	$1,000.00	$955.40	$2.42
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50

Schwab Fundamental Emerging Markets Large Company Index Fund
Actual Return	0.49%	$1,000.00	$995.40	$2.46
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

16 Schwab Fundamental Index Funds

Schwab Fundamental US Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–		11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12		10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	13.65	10.76	9.51		9.05	7.63

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.24	0.21		0.18	0.14
Net realized and unrealized gains (losses)	1.87	2.89	1.22		0.43	1.37

Total from investment operations	2.13	3.13	1.43		0.61	1.51
Less distributions:
Distributions from net investment income	(0.22)	(0.24)	(0.18)		(0.15)	(0.09)

Net asset value at end of period	15.56	13.65	10.76		9.51	9.05

Total return (%)	15.74	29.67	15.29		6.74	19.95

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.32	[1]	0.35	0.35
Gross operating expenses	0.39	0.41	0.44		0.44	0.45
Net investment income (loss)	1.95	2.03	2.13		2.06	1.77
Portfolio turnover rate	14	10	32	[2]	11	27
Net assets, end of period ($ x 1,000,000)	4,465	3,020	1,960		1,490	1,019

1 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
2 Portfolio turnover would have been 12%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 17

 Schwab Fundamental US Large Company Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	3,311,517,644	4,445,205,810
1.0%	Other Investment Companies	45,972,730	45,972,730
0.1%	Short-Term Investment	3,299,949	3,299,949

100.7%	Total Investments	3,360,790,323	4,494,478,489
(0.7%)	Other Assets and Liabilities, Net		(29,730,141)

100.0%	Net Assets		4,464,748,348

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
Other Securities		1.0	44,888,506

Banks 5.6%
Bank of America Corp.	3,291,794	1.3	56,487,185
Citigroup, Inc.	651,872	0.8	34,894,708
JPMorgan Chase & Co.	965,923	1.3	58,419,023
Wells Fargo & Co.	847,363	1.0	44,986,502
Other Securities		1.2	56,163,571

		5.6	250,950,989

Capital Goods 7.5%
3M Co.	131,061	0.5	20,153,250
General Electric Co.	2,248,798	1.3	58,041,476
United Technologies Corp.	217,792	0.5	23,303,744
Other Securities		5.2	232,185,980

		7.5	333,684,450

Commercial & Professional Supplies 0.8%
Other Securities		0.8	36,879,166

Consumer Durables & Apparel 1.0%
Other Securities		1.0	46,649,311

Consumer Services 1.6%
McDonald’s Corp.	278,188	0.6	26,074,561
Other Securities		1.0	46,310,576

		1.6	72,385,137

Diversified Financials 3.2%
Berkshire Hathaway, Inc., Class B *	242,426	0.8	33,978,428
The Charles Schwab Corp. (a)	106,515	0.1	3,053,785
Other Securities		2.3	104,283,687

		3.2	141,315,900

Energy 14.4%
Chevron Corp.	927,912	2.5	111,303,044
ConocoPhillips	936,782	1.5	67,588,821
Exxon Mobil Corp.	2,135,781	4.6	206,551,380
Occidental Petroleum Corp.	208,200	0.4	18,515,226
Phillips 66	414,008	0.7	32,499,628
Schlumberger Ltd.	205,063	0.5	20,231,516
Valero Energy Corp.	412,966	0.5	20,685,467
Other Securities		3.7	165,748,998

		14.4	643,124,080

Food & Staples Retailing 4.2%
Costco Wholesale Corp.	158,463	0.5	21,134,210
CVS Health Corp.	493,816	0.9	42,374,351
Wal-Mart Stores, Inc.	826,472	1.4	63,035,020
Walgreen Co.	329,682	0.5	21,172,178
Other Securities		0.9	41,815,236

		4.2	189,530,995

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	477,216	0.5	23,068,621
PepsiCo, Inc.	350,763	0.8	33,732,878
Philip Morris International, Inc.	416,488	0.8	37,071,597
The Coca-Cola Co.	685,043	0.7	28,689,601
Other Securities		2.5	113,293,845

		5.3	235,856,542

Health Care Equipment & Services 6.0%
UnitedHealth Group, Inc.	386,796	0.8	36,749,488
WellPoint, Inc.	253,350	0.7	32,096,911
Other Securities		4.5	199,445,961

		6.0	268,292,360

Household & Personal Products 2.2%
The Procter & Gamble Co.	783,835	1.5	68,405,281
Other Securities		0.7	30,977,636

		2.2	99,382,917

Insurance 3.2%
The Travelers Cos., Inc.	241,772	0.5	24,370,618
Other Securities		2.7	120,234,908

		3.2	144,605,526

18 See financial notes

 Schwab Fundamental US Large Company Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 3.8%
Other Securities		3.8	169,272,078

Media 3.6%
Comcast Corp., Class A	439,657	0.5	24,335,015
The Walt Disney Co.	317,662	0.7	29,027,954
Time Warner, Inc.	310,533	0.6	24,678,057
Other Securities		1.8	81,696,389

		3.6	159,737,415

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
Amgen, Inc.	174,623	0.6	28,320,358
Bristol-Myers Squibb Co.	318,061	0.4	18,507,970
Johnson & Johnson	529,307	1.3	57,048,708
Merck & Co., Inc.	542,262	0.7	31,418,660
Pfizer, Inc.	1,775,404	1.2	53,173,350
Other Securities		1.7	73,936,568

		5.9	262,405,614

Real Estate 1.3%
Other Securities		1.3	55,953,593

Retailing 4.9%
Lowe’s Cos., Inc.	428,245	0.6	24,495,614
Target Corp.	380,883	0.5	23,546,187
The Home Depot, Inc.	329,143	0.7	32,098,025
Other Securities		3.1	137,097,626

		4.9	217,237,452

Semiconductors & Semiconductor Equipment 2.6%
Intel Corp.	1,856,876	1.4	63,152,353
Other Securities		1.2	51,193,036

		2.6	114,345,389

Software & Services 6.5%
International Business Machines Corp.	333,101	1.2	54,761,804
Microsoft Corp.	1,945,428	2.1	91,337,845
Oracle Corp.	564,344	0.5	22,037,633
Other Securities		2.7	120,405,613

		6.5	288,542,895

Technology Hardware & Equipment 4.7%
Apple, Inc.	450,457	1.1	48,649,356
Cisco Systems, Inc.	1,393,051	0.8	34,087,958
Hewlett-Packard Co.	1,567,491	1.2	56,241,577
Other Securities		1.6	70,469,911

		4.7	209,448,802

Telecommunication Services 4.0%
AT&T, Inc.	2,714,031	2.1	94,556,840
Verizon Communications, Inc.	1,244,249	1.4	62,523,512
Other Securities		0.5	22,423,129

		4.0	179,503,481

Transportation 1.8%
Other Securities		1.8	79,055,528

Utilities 4.5%
Other Securities		4.5	202,157,684

Total Common Stock
(Cost $3,311,517,644)			4,445,205,810

Other Investment Companies 1.0% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	27,373,071	0.6	27,373,071

Securities Lending Collateral 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	18,599,659	0.4	18,599,659

Total Other Investment Companies
(Cost $45,972,730)			45,972,730

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	3,299,949

Total Short-Term Investment
(Cost $3,299,949)			3,299,949

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $3,376,361,505 and the unrealized appreciation and depreciation were $1,151,767,191 and ($33,650,207), respectively, with a net unrealized appreciation of $1,118,116,984.

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $18,481,001. Non-Cash Collateral pledged to the fund for securities on loan amounted to $413,538.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

See financial notes 19

 Schwab Fundamental US Large Company Index Fund

Condensed Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	140	14,079,800	516,095

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$4,445,205,810	$—	$—	$4,445,205,810
Other Investment Companies[1]	45,972,730	—	—	45,972,730
Short-Term Investments[1]	—	3,299,949	—	3,299,949

Total	$4,491,178,540	$3,299,949	$—	$4,494,478,489

Other Financial Instruments
Futures Contracts[2]	$516,095	$—	$—	$516,095

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

20 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated issuers, at value (cost $1,889,879)		$3,053,785
Investments in unaffiliated issuers, at value (cost $3,340,300,785) including securities on loan of $18,481,001		4,472,825,045
Collateral invested for securities on loan, at value (cost $18,599,659)	+	18,599,659

Total investments, at value (cost $3,360,790,323)		4,494,478,489
Receivables:
Investments sold		5,983
Fund shares sold		6,101,356
Dividends		5,569,514
Variation margin on futures contracts		142,584
Income from securities on loan		54,753
Foreign tax reclaims		4,968
Prepaid expenses	+	42,797

Total assets		4,506,400,444

Liabilities

Collateral held for securities on loan		18,599,659
Payables:
Investments bought		19,073,311
Investment adviser and administrator fees		94,687
Shareholder service fees		111,629
Fund shares redeemed		2,801,546
Due to custodian		5,983
Accrued expenses	+	965,281

Total liabilities		41,652,096

Net Assets

Total assets		4,506,400,444
Total liabilities	−	41,652,096

Net assets		$4,464,748,348

Net Assets by Source
Capital received from investors		3,173,710,920
Net investment income not yet distributed		59,284,035
Net realized capital gains		97,549,132
Net unrealized capital appreciation		1,134,204,261

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$4,464,748,348		286,895,766		$15.56

See financial notes 21

 Schwab Fundamental US Large Company Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated issuer		$29,512
Dividends received from unaffiliated issuers (net of foreign withholding taxes of $20,097)		82,421,885
Interest		1,363
Securities on loan	+	634,758

Total investment income		83,087,518

Expenses

Investment adviser and administrator fees		8,356,401
Shareholder service fees		2,886,348
Index fee		2,187,893
Shareholder reports		150,468
Registration fees		126,082
Transfer agent fees		118,179
Portfolio accounting fees		113,261
Custodian fees		84,721
Professional fees		47,077
Independent trustees’ fees		22,776
Tax expenses		16,926
Interest expense		10,690
Other expenses	+	62,338

Total expenses		14,183,160
Expense reduction by CSIM and its affiliates	−	1,497,633

Net expenses	−	12,685,527

Net investment income		70,401,991

Realized and Unrealized Gains (Losses)

Net realized gains on affiliated issuer		576,680
Net realized gains on unaffiliated investments		118,765,187
Net realized gains on futures contracts	+	7,675,250

Net realized gains		127,017,117
Net change in unrealized appreciation (depreciation) on affiliated issuer		243,880
Net change in unrealized appreciation (depreciation) on unaffiliated investments		337,531,225
Net change in unrealized appreciation (depreciation) on futures contracts	+	39,319

Net change in unrealized appreciation (depreciation)	+	337,814,424

Net realized and unrealized gains		464,831,541

Increase in net assets resulting from operations		$535,233,532

22 See financial notes

 Schwab Fundamental US Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$70,401,991	$50,722,157
Net realized gains		127,017,117	57,736,284
Net change in unrealized appreciation (depreciation)	+	337,814,424	523,232,112

Increase in net assets from operations		535,233,532	631,690,553

Distributions to Shareholders

Distributions from net investment income		($47,960,089)	($42,909,493)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		144,506,228	$2,105,376,361	84,032,984	$1,024,135,625
Shares reinvested		2,075,077	29,051,072	2,230,842	23,803,086
Shares redeemed	+	(80,931,679)	(1,177,384,046)	(47,078,841)	(576,085,377)

Net transactions in fund shares		65,649,626	$957,043,387	39,184,985	$471,853,334

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		221,246,140	$3,020,431,518	182,061,155	$1,959,797,124
Total increase	+	65,649,626	1,444,316,830	39,184,985	1,060,634,394

End of period		286,895,766	$4,464,748,348	221,246,140	$3,020,431,518

Net investment income not yet distributed			$59,284,035		$36,913,755

See financial notes 23

Schwab Fundamental US Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	12.78	10.31	10.11	10.10	7.88

Income (loss) from investment operations:
Net investment income (loss)	0.14	0.16	0.15	0.11	0.09
Net realized and unrealized gains (losses)	1.23	3.35	0.88	0.47	2.19

Total from investment operations	1.37	3.51	1.03	0.58	2.28
Less distributions:
Distributions from net investment income	(0.12)	(0.20)	(0.12)	(0.10)	(0.06)
Distributions from net realized gains	(0.52)	(0.84)	(0.71)	(0.47)	—

Total distributions	(0.64)	(1.04)	(0.83)	(0.57)	(0.06)

Net asset value at end of period	13.51	12.78	10.31	10.11	10.10

Total return (%)	10.99	37.55	11.37	5.55	29.07

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.35	0.32 [1]	0.35	0.35
Gross operating expenses	0.44	0.48	0.50	0.50	0.53
Net investment income (loss)	1.14	1.41	1.46	1.18	1.03
Portfolio turnover rate	29	27	92 [2]	35	41
Net assets, end of period ($ x 1,000,000)	1,208	849	619	563	412

1 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
2 Portfolio turnover would have been 29%, if rebalancing trades had not been included due to a change in the fund’s index.

24 See financial notes

 Schwab Fundamental US Small Company Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	936,334,702	1,201,580,309
0.0%	Rights	266,857	266,364
3.4%	Other Investment Company	40,701,297	40,701,297
0.1%	Short-Term Investment	1,039,983	1,039,983

103.0%	Total Investments	978,342,839	1,243,587,953
(3.0%)	Other Assets and Liabilities, Net		(36,072,039)

100.0%	Net Assets		1,207,515,914

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.8%
Other Securities		0.8	10,107,865

Banks 4.6%
Popular, Inc. *	110,600	0.3	3,525,928
Other Securities		4.3	52,385,498

		4.6	55,911,426

Capital Goods 11.2%
Carlisle Cos., Inc.	35,100	0.3	3,119,688
Huntington Ingalls Industries, Inc.	25,700	0.2	2,719,574
ITT Corp.	94,000	0.3	4,235,640
Lennox International, Inc.	36,500	0.3	3,245,580
Spirit AeroSystems Holdings, Inc., Class A *	77,400	0.2	3,044,916
Other Securities		9.9	119,465,774

		11.2	135,831,172

Commercial & Professional Supplies 5.0%
United Stationers, Inc.	70,400	0.2	2,940,608
Other Securities		4.8	57,649,976

		5.0	60,590,584

Consumer Durables & Apparel 2.8%
Hanesbrands, Inc.	28,100	0.3	2,967,641
Polaris Industries, Inc.	18,300	0.2	2,760,738
Other Securities		2.3	27,561,855

		2.8	33,290,234

Consumer Services 4.5%
Strayer Education, Inc. *	38,100	0.2	2,788,539
Other Securities		4.3	51,448,383

		4.5	54,236,922

Diversified Financials 3.3%
Eaton Vance Corp.	74,500	0.2	2,743,835
Federated Investors, Inc., Class B	102,000	0.3	3,189,540
SEI Investments Co.	75,700	0.3	2,926,562
Other Securities		2.5	30,465,864

		3.3	39,325,801

Energy 4.8%
Other Securities		4.8	58,124,276

Food & Staples Retailing 0.8%
The Pantry, Inc. *	125,600	0.3	3,236,712
Other Securities		0.5	6,162,280

		0.8	9,398,992

Food, Beverage & Tobacco 2.6%
Dean Foods Co.	238,800	0.3	3,512,748
Other Securities		2.3	27,626,293

		2.6	31,139,041

Health Care Equipment & Services 5.4%
Centene Corp. *	37,100	0.3	3,438,057
Cerner Corp. *	47,800	0.3	3,027,652
Edwards Lifesciences Corp. *	25,500	0.3	3,083,460
IDEXX Laboratories, Inc. *	19,500	0.2	2,762,565
Other Securities		4.3	52,373,065

		5.4	64,684,799

Household & Personal Products 0.3%
Other Securities		0.3	3,777,441

Insurance 5.2%
Allied World Assurance Co. Holdings AG	81,000	0.3	3,078,000
Arthur J. Gallagher & Co.	59,000	0.2	2,814,300
Aspen Insurance Holdings Ltd.	65,400	0.2	2,853,402
CNO Financial Group, Inc.	162,500	0.2	2,946,125
Endurance Specialty Holdings Ltd.	60,200	0.3	3,488,590
First American Financial Corp.	97,900	0.2	2,968,328
Platinum Underwriters Holdings Ltd.	49,500	0.3	3,100,185
Primerica, Inc.	60,900	0.3	3,115,035
Protective Life Corp.	51,500	0.3	3,588,520
Other Securities		2.9	34,659,259

		5.2	62,611,744

See financial notes 25

 Schwab Fundamental US Small Company Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Materials 5.8%
Martin Marietta Materials, Inc.	24,000	0.2	2,806,080
Resolute Forest Products, Inc. *	168,500	0.3	3,127,360
Other Securities		5.3	63,683,969

		5.8	69,617,409

Media 2.3%
Cinemark Holdings, Inc.	78,100	0.2	2,758,492
Other Securities		2.1	24,591,951

		2.3	27,350,443

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Perrigo Co., plc	17,300	0.3	2,793,085
Other Securities		1.7	20,774,657

		2.0	23,567,742

Real Estate 9.3%
Corrections Corp. of America	84,728	0.3	3,116,296
Digital Realty Trust, Inc.	45,600	0.3	3,145,944
Duke Realty Corp.	163,400	0.2	3,098,064
Jones Lang LaSalle, Inc.	22,800	0.2	3,082,788
Piedmont Office Realty Trust, Inc., Class A	144,500	0.2	2,810,525
Other Securities		8.1	97,595,626

		9.3	112,849,243

Retailing 5.2%
Group 1 Automotive, Inc.	34,200	0.2	2,921,706
Other Securities		5.0	60,285,476

		5.2	63,207,182

Semiconductors & Semiconductor Equipment 3.8%
Other Securities		3.8	46,003,898

Software & Services 5.9%
Akamai Technologies, Inc. *	47,300	0.2	2,852,190
Convergys Corp.	143,600	0.2	2,896,412
DST Systems, Inc.	33,100	0.3	3,189,185
VeriSign, Inc. *	51,100	0.2	3,053,736
Other Securities		5.0	59,832,991

		5.9	71,824,514

Technology Hardware & Equipment 4.8%
Sanmina Corp. *	128,200	0.3	3,213,974
Other Securities		4.5	55,079,003

		4.8	58,292,977

Telecommunication Services 1.0%
Other Securities		1.0	12,647,760

Transportation 4.0%
Alaska Air Group, Inc.	57,100	0.2	3,039,433
Southwest Airlines Co.	90,700	0.3	3,127,336
Other Securities		3.5	41,808,496

		4.0	47,975,265

Utilities 4.1%
Hawaiian Electric Industries, Inc. (a)	102,000	0.3	2,872,320
Portland General Electric Co.	78,800	0.2	2,869,108
Questar Corp.	134,400	0.3	3,240,384
WGL Holdings, Inc.	60,400	0.2	2,838,800
Other Securities		3.1	37,392,967

		4.1	49,213,579

Total Common Stock
(Cost $936,334,702)			1,201,580,309

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Other Securities		0.0	—

Telecommunication Services 0.0%
Other Securities		0.0	266,364

Total Rights
(Cost $266,857)			266,364

Other Investment Company 3.4% of net assets

Securities Lending Collateral 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (f)	40,701,297	3.4	40,701,297

Total Other Investment Company
(Cost $40,701,297)			40,701,297

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
Other Securities		0.1	1,039,983

Total Short-Term Investment
(Cost $1,039,983)			1,039,983

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $984,525,962 and the unrealized appreciation and depreciation were $298,144,150 and ($39,082,159), respectively, with a net unrealized appreciation of $259,061,991.

26 See financial notes

 Schwab Fundamental US Small Company Index Fund

Condensed Portfolio Holdings continued

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $40,305,835. Non-Cash Collateral pledged to the fund for securities on loan amounted to $697,106.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $266,364 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	40	4,684,000	63,962

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$1,201,580,309	$—	$—	$1,201,580,309
Rights[1]	—	—	266,364	266,364
Other Investment Company	40,701,297	—	—	40,701,297
Short-Term Investment[1]	—	1,039,983	—	1,039,983

Total	$1,242,281,606	$1,039,983	$266,364	$1,243,587,953

Other Financial Instruments
Futures Contracts[2]	$63,962	$—	$—	$63,962

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$266,364	$—	$—	$—	$266,364

Total	$—	$—	$—	$266,364	$—	$—	$—	$266,364

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 27

 Schwab Fundamental US Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $937,641,542) including securities on loan of $40,305,835		$1,202,886,656
Collateral invested for securities on loan, at value (cost $40,701,297)	+	40,701,297

Total investments, at value (cost $978,342,839)		1,243,587,953
Foreign currency, at value (cost $34)		29
Receivables:
Investments sold		6,007,850
Fund shares sold		1,202,245
Dividends		504,356
Income from securities on loan		140,671
Variation margin on futures contracts		20,999
Prepaid expenses	+	14,926

Total assets		1,251,479,029

Liabilities

Collateral held for securities on loan		40,701,297
Payables:
Investment adviser and administrator fees		21,921
Shareholder service fees		12,314
Due to custodian		1,671,464
Fund shares redeemed		1,183,568
Accrued expenses	+	372,551

Total liabilities		43,963,115

Net Assets

Total assets		1,251,479,029
Total liabilities	−	43,963,115

Net assets		$1,207,515,914

Net Assets by Source
Capital received from investors		877,465,853
Net investment income not yet distributed		9,628,136
Net realized capital gains		55,112,854
Net unrealized capital appreciation		265,309,071

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$1,207,515,914		89,411,590		$13.51

28 See financial notes

 Schwab Fundamental US Small Company Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $15,986)		$15,300,766
Interest		699
Securities on loan	+	1,023,767

Total investment income		16,325,232

Expenses

Investment adviser and administrator fees		2,811,863
Shareholder service fees		959,604
Index fee		663,584
Transfer agent fees		95,999
Portfolio accounting fees		72,211
Registration fees		66,415
Shareholder reports		60,202
Custodian fees		59,019
Professional fees		43,430
Independent trustees’ fees		11,192
Interest expense		426
Other expenses	+	18,813

Total expenses		4,862,758
Expense reduction by CSIM and its affiliates	−	1,025,278

Net expenses	−	3,837,480

Net investment income		12,487,752

Realized and Unrealized Gains (Losses)

Net realized gains on investments		59,963,207
Net realized losses on futures contracts		(1,569,653)
Net realized gains on foreign currency transactions	+	535

Net realized gains		58,394,089
Net change in unrealized appreciation (depreciation) on investments		38,050,286
Net change in unrealized appreciation (depreciation) on futures contracts		(160,595)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(7)

Net change in unrealized appreciation (depreciation)	+	37,889,684

Net realized and unrealized gains		96,283,773

Increase in net assets resulting from operations		$108,771,525

See financial notes 29

 Schwab Fundamental US Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$12,487,752	$10,235,724
Net realized gains		58,394,089	35,664,271
Net change in unrealized appreciation (depreciation)	+	37,889,684	183,388,180

Increase in net assets from operations		108,771,525	229,288,175

Distributions to Shareholders

Distributions from net investment income		(8,210,484)	(11,947,531)
Distributions from net realized gains	+	(37,238,379)	(50,580,881)

Total distributions		($45,448,863)	($62,528,412)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		40,867,612	$529,827,506	16,241,608	$178,159,226
Shares reinvested		1,787,741	22,900,966	2,784,659	26,509,953
Shares redeemed	+	(19,718,745)	(257,947,641)	(12,560,146)	(140,960,955)

Net transactions in fund shares		22,936,608	$294,780,831	6,466,121	$63,708,224

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		66,474,982	$849,412,421	60,008,861	$618,944,434
Total increase	+	22,936,608	358,103,493	6,466,121	230,467,987

End of period		89,411,590	$1,207,515,914	66,474,982	$849,412,421

Net investment income not yet distributed			$9,628,136		$5,421,598

30 See financial notes

Schwab Fundamental International Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–		11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12		10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.05	7.16	7.26		8.09	7.69

Income (loss) from investment operations:
Net investment income (loss)	0.30	0.23	0.22		0.23	0.21
Net realized and unrealized gains (losses)	(0.26)	1.87	(0.08)[1]		(0.85)	0.41

Total from investment operations	0.04	2.10	0.14		(0.62)	0.62
Less distributions:
Distributions from net investment income	(0.25)	(0.21)	(0.24)		(0.21)	(0.22)

Net asset value at end of period	8.84	9.05	7.16		7.26	8.09

Total return (%)	0.39	30.12	2.24		(7.88)	8.27

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.35	0.34 [2]	0.31	[2]	0.35	0.35
Gross operating expenses	0.48	0.52	0.56		0.57	0.61
Net investment income (loss)	3.52	2.95	3.58		3.24	2.70
Portfolio turnover rate	8	22	61	[3]	35	65
Net assets, end of period ($ x 1,000,000)	908	646	501		372	301

1 The per share amount does not accord with the change in aggregate gains and losses in securities during the period because of the timing of fund transactions in relation to fluctuating market values.
2 The ratio of net operating expenses would have been 0.35%, if voluntary waiver by CSIM had not been included.
3 Portfolio turnover would have been 37%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	809,911,937	896,853,900
0.6%	Preferred Stock	4,534,745	5,189,504
0.0%	Rights	240,551	237,808
1.0%	Other Investment Companies	9,110,883	9,112,622
0.1%	Short-Term Investments	872,092	872,092

100.5%	Total Investments	824,670,208	912,265,926
(0.5%)	Other Assets and Liabilities, Net		(4,209,615)

100.0%	Net Assets		908,056,311

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.8% of net assets

Australia 5.6%
BHP Billiton Ltd.	212,283	0.7	6,350,834
Commonwealth Bank of Australia	56,055	0.4	3,986,038
National Australia Bank Ltd.	116,229	0.4	3,595,632
Wesfarmers Ltd.	87,191	0.4	3,393,272
Westpac Banking Corp.	118,595	0.4	3,640,186
Other Securities		3.3	29,648,707

		5.6	50,614,669

Austria 0.3%
Other Securities		0.3	3,130,084

Belgium 0.9%
Other Securities		0.9	8,284,478

Canada 6.8%
Royal Bank of Canada	55,963	0.4	3,972,849
Other Securities		6.4	57,979,754

		6.8	61,952,603

Denmark 0.8%
Other Securities		0.8	7,614,765

Finland 1.2%
Nokia Oyj	481,701	0.5	4,025,043
Other Securities		0.7	6,496,259

		1.2	10,521,302

France 10.4%
BNP Paribas S.A.	73,041	0.5	4,590,047
GDF Suez	216,025	0.6	5,245,070
Orange S.A.	542,254	1.0	8,632,885
Sanofi	70,959	0.7	6,438,822
Total S.A.	278,735	1.8	16,641,388
Vivendi S.A. *	168,852	0.5	4,124,933
Other Securities		5.3	48,307,012

		10.4	93,980,157

Germany 8.1%
Allianz SE - Reg’d	29,776	0.5	4,735,043
BASF SE	74,645	0.7	6,595,643
Bayer AG - Reg’d	34,877	0.5	4,988,170
Daimler AG - Reg’d	78,994	0.7	6,159,081
Deutsche Telekom AG - Reg’d	422,902	0.7	6,374,536
E.ON SE	397,063	0.8	6,845,403
RWE AG	98,306	0.4	3,488,071
Siemens AG - Reg’d	51,256	0.6	5,781,340
Other Securities		3.2	28,813,980

		8.1	73,781,267

Hong Kong 1.1%
Other Securities		1.1	10,208,134

Ireland 0.6%
Other Securities		0.6	5,385,005

Israel 0.4%
Other Securities		0.4	3,483,341

Italy 3.7%
Enel S.p.A.	1,062,660	0.6	5,430,106
Eni S.p.A.	418,168	1.0	8,909,025
Intesa Sanpaolo S.p.A.	1,225,005	0.4	3,601,219
UniCredit S.p.A.	562,489	0.4	4,073,951
Other Securities		1.3	11,972,634

		3.7	33,986,935

Japan 21.4%
Canon, Inc.	124,900	0.4	3,831,952
Hitachi Ltd.	503,000	0.4	3,952,308
Honda Motor Co., Ltd.	135,400	0.5	4,328,634
Mitsubishi UFJ Financial Group, Inc.	649,834	0.4	3,788,021
Nippon Telegraph & Telephone Corp.	73,004	0.5	4,542,223
Toyota Motor Corp.	142,900	1.0	8,599,319
Other Securities		18.2	164,969,890

		21.4	194,012,347

32 See financial notes

 Schwab Fundamental International Large Company Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)

Luxembourg 0.6%
Other Securities		0.6	5,120,954

Netherlands 5.7%
Royal Dutch Shell plc, A Shares	521,794	2.0	18,659,565
Royal Dutch Shell plc, B Shares	333,480	1.4	12,320,561
Other Securities		2.3	20,732,982

		5.7	51,713,108

New Zealand 0.1%
Other Securities		0.1	1,189,994

Norway 0.9%
Statoil A.S.A.	156,569	0.4	3,583,149
Other Securities		0.5	4,405,455

		0.9	7,988,604

Portugal 0.2%
Other Securities		0.2	1,940,888

Singapore 0.8%
Other Securities		0.8	7,535,882

Spain 4.4%
Banco Bilbao Vizcaya Argentaria S.A.	422,907	0.5	4,730,166
Banco Santander S.A.	1,232,639	1.2	10,891,012
Telefonica S.A.	665,756	1.1	10,018,082
Other Securities		1.6	13,847,339

		4.4	39,486,599

Sweden 2.3%
Other Securities		2.3	20,970,577

Switzerland 5.6%
Nestle S.A. - Reg’d	138,024	1.1	10,121,865
Novartis AG - Reg’d	91,109	0.9	8,455,175
Roche Holding AG	20,671	0.7	6,100,040
Other Securities		2.9	26,220,551

		5.6	50,897,631

United Kingdom 16.9%
Anglo American plc	176,933	0.4	3,735,684
AstraZeneca plc	107,613	0.9	7,860,952
Barclays plc	1,241,295	0.5	4,773,919
BP plc	2,811,246	2.2	20,226,637
British American Tobacco plc	88,516	0.6	5,016,874
GlaxoSmithKline plc	332,763	0.8	7,525,090
HSBC Holdings plc	1,229,358	1.4	12,533,752
Rio Tinto plc	84,733	0.5	4,031,719
Vodafone Group plc	2,701,957	1.0	8,985,234
Other Securities		8.6	78,364,715

		16.9	153,054,576

Total Common Stock
(Cost $809,911,937)			896,853,900

Preferred Stock 0.6% of net assets

Germany 0.4%
Other Securities		0.4	3,630,656

Italy 0.2%
Other Securities		0.2	1,547,099

United Kingdom 0.0%
Other Securities		0.0	11,749

Total Preferred Stock
(Cost $4,534,745)			5,189,504

Rights 0.0% of net assets

Spain 0.0%

Banks 0.0%
Other Securities		0.0	237,808

Total Rights
(Cost $240,551)			237,808

Other Investment Companies 1.0% of net assets

United States 1.0%

Equity Fund 0.0%
Other Securities		0.0	6,395

Securities Lending Collateral 1.0%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	9,106,227	1.0	9,106,227

Total Other Investment Companies
(Cost $9,110,883)			9,112,622

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.1% of net assets

Time Deposit 0.0%
Other Securities		0.0	201,101

U.S. Treasury Obligation 0.1%
Other Securities		0.1	670,991

Total Short-Term Investments
(Cost $872,092)			872,092

End of Investments.

See financial notes 33

 Schwab Fundamental International Large Company Index Fund

Condensed Portfolio Holdings continued

At 10/31/14, the tax basis cost of the fund’s investments was $842,623,307 unrealized appreciation and depreciation were $107,992,010 and ($38,349,391), respectively, with a net unrealized appreciation of $69,642,619.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $828,027,743 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $11,749 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $8,622,312.
(d)	The rate shown is the purchase yield.
(e)	All or a portion of this security is held as collateral for futures contracts.
(f)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	30	2,754,000	91,820

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$475,957,509	$—	$475,957,509
Australia	523,598	50,091,071	—	50,614,669
Austria	304,175	2,825,909	—	3,130,084
Canada	61,952,603	—	—	61,952,603
Finland	425,787	10,095,515	—	10,521,302
Ireland	1,730,550	3,654,455	—	5,385,005
Luxembourg	528,291	4,592,663	—	5,120,954
Netherlands	111,003	51,602,105	—	51,713,108
Singapore	884,722	6,651,160	—	7,535,882
Sweden	504,922	20,465,655	—	20,970,577
Switzerland	1,854,543	49,043,088	—	50,897,631
United Kingdom	5,183,718	147,870,858	—	153,054,576
Preferred Stock[1]	—	5,177,755	—	5,177,755
United Kingdom	—	—	11,749	11,749
Rights[1]	237,808	—	—	237,808
Other Investment Companies[1]	9,112,622	—	—	9,112,622
Short-Term Investments[1]	—	872,092	—	872,092

Total	$83,354,342	$828,899,835	$11,749	$912,265,926

Other Financial Instruments
Futures Contracts[2]	$91,820	$—	$—	$91,820

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

34 See financial notes

 Schwab Fundamental International Large Company Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Preferred Stock
United Kingdom	$5,981	$66	$10	$11,789	($6,097)	$—	$—	$11,749
Rights
Spain	185,237	—	(8,353)	—	(176,884)	—	—	—

Total	$191,218	$66	($8,343)	$11,789	($182,981)	$—	$—	$11,749

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($40).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $2,782,474 and $2,131,258 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended October 31, 2014. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

See financial notes 35

 Schwab Fundamental International Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $815,563,981) including securities on loan of $8,622,312		$903,159,699
Collateral invested for securities on loan, at value (cost $9,106,227)	+	9,106,227

Total investments, at value (cost $824,670,208)		912,265,926
Foreign currency, at value (cost $153)		153
Receivables:
Investments sold		3,509,592
Dividends		2,000,013
Fund shares sold		1,253,128
Foreign tax reclaims		440,637
Variation margin on futures contracts		51,750
Income from securities on loan		24,987
Prepaid expenses	+	10,892

Total assets		919,557,078

Liabilities

Collateral held for securities on loan		9,106,227
Payables:
Investments bought		248,031
Investment adviser and administrator fees		10,501
Shareholder service fees		3,912
Fund shares redeemed		1,172,060
Due to custodian		627,978
Accrued expenses	+	332,058

Total liabilities		11,500,767

Net Assets

Total assets		919,557,078
Total liabilities	−	11,500,767

Net assets		$908,056,311

Net Assets by Source
Capital received from investors		911,681,144
Net investment income not yet distributed		25,916,254
Net realized capital losses		(117,151,844)
Net unrealized capital appreciation		87,610,757

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$908,056,311		102,694,214		$8.84

36 See financial notes

 Schwab Fundamental International Large Company Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $2,824,215)		$31,561,811
Interest		6,916
Securities on loan	+	690,475

Total investment income		32,259,202

Expenses

Investment adviser and administrator fees		2,233,384
Shareholder service fees		672,237
Index fee		490,140
Custodian fees		241,076
Transfer agent fees		101,323
Portfolio accounting fees		94,383
Registration fees		82,329
Professional fees		48,637
Shareholder reports		37,332
Independent trustees’ fees		9,996
Interest expense		88
Other expenses	+	26,290

Total expenses		4,037,215
Expense reduction by CSIM and its affiliates	−	1,120,379

Net expenses	−	2,916,836

Net investment income		29,342,366

Realized and Unrealized Gains (Losses)

Net realized gains on investments		19,901,573
Net realized losses on futures contracts		(48,917)
Net realized losses on foreign currency transactions	+	(92,456)

Net realized gains		19,760,200
Net change in unrealized appreciation (depreciation) on investments		(59,305,801)
Net change in unrealized appreciation (depreciation) on futures contracts		(187,529)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(92,748)

Net change in unrealized appreciation (depreciation)	+	(59,586,078)

Net realized and unrealized losses		(39,825,878)

Decrease in net assets resulting from operations		($10,483,512)

See financial notes 37

 Schwab Fundamental International Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$29,342,366	$17,039,641
Net realized gains (losses)		19,760,200	(9,812,563)
Net change in unrealized appreciation (depreciation)	+	(59,586,078)	144,914,210

Increase (Decrease) in net assets from operations		(10,483,512)	152,141,288

Distributions to Shareholders

Distributions from net investment income		($17,955,621)	($15,274,655)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		49,079,319	$452,063,298	24,782,287	$195,910,846
Shares reinvested		1,447,761	12,841,641	1,575,182	11,404,319
Shares redeemed	+	(19,204,938)	(174,204,252)	(24,923,187)	(198,967,968)

Net transactions in fund shares		31,322,142	$290,700,687	1,434,282	$8,347,197

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		71,372,072	$645,794,757	69,937,790	$500,580,927
Total increase	+	31,322,142	262,261,554	1,434,282	145,213,830

End of period		102,694,214	$908,056,311	71,372,072	$645,794,757

Net investment income not yet distributed			$25,916,254		$14,415,187

38 See financial notes

Schwab Fundamental International Small Company Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–		11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12		10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	11.47	9.13	9.53		9.96	9.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.22	0.21		0.24	0.16
Net realized and unrealized gains (losses)	(0.23)	2.42	0.03		(0.40)	1.09

Total from investment operations	(0.01)	2.64	0.24		(0.16)	1.25
Less distributions:
Distributions from net investment income	(0.31)	(0.30)	(0.25)		(0.27)	(0.29)
Distributions from net realized gains	—	—	(0.39)		—	—

Total distributions	(0.31)	(0.30)	(0.64)		(0.27)	(0.29)

Net asset value at end of period	11.15	11.47	9.13		9.53	9.96

Total return (%)	(0.07)	29.75	3.13		(1.76)	14.32

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.47 [2,3]	0.46	[4,5]	0.54	0.55
Gross operating expenses	0.80	0.93	0.92	[5]	0.99	1.07
Net investment income (loss)	1.87	2.21	2.42		2.29	1.77
Portfolio turnover rate	41	29	89	[6]	63	63
Net assets, end of period ($ x 1,000,000)	275	150	90		93	74

1 Calculated based on the average shares outstanding during the period.
2 Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
3 The ratio of net operating expenses would have been 0.52%, if voluntary waiver by CSIM had not been included.
4 The ratio of net operating expenses would have been 0.51%, if voluntary waiver by CSIM had not been included.
5 The net operating and gross operating expense ratios would have been 0.50% and 0.97%, respectively, if vendor payments had not been included.
6 Portfolio turnover would have been 48%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 39

 Schwab Fundamental International Small Company Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.1%		Common Stock	254,199,293	270,207,475
0.5%		Preferred Stock	1,230,970	1,295,299
3.0%		Other Investment Companies	8,233,674	8,313,893
0.2%		Short-Term Investments	520,504	520,504

101.8%		Total Investments	264,184,441	280,337,171
(1	.8)%	Other Assets and Liabilities, Net		(4,939,486)

100.0%		Net Assets		275,397,685

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 98.1% of net assets

Australia 5.9%
APA Group	67,760	0.2	471,090
CSR Ltd.	163,269	0.2	499,706
Dexus Property Group	494,864	0.2	528,914
DUET Group	212,149	0.1	459,207
Sigma Pharmaceuticals Ltd.	702,797	0.2	478,828
Sydney Airport	130,196	0.2	506,167
Transfield Services Ltd. *	320,558	0.2	541,186
Other Securities		4.6	12,732,865

		5.9	16,217,963

Austria 0.7%
Other Securities		0.7	1,822,135

Belgium 1.4%
Mobistar S.A. *	24,830	0.2	532,079
Other Securities		1.2	3,210,102

		1.4	3,742,181

Canada 8.1%
Other Securities		8.1	22,218,487

Denmark 1.4%
Other Securities		1.4	3,767,406

Finland 1.3%
Other Securities		1.3	3,555,543

France 4.3%
Other Securities		4.3	11,904,583

Germany 3.3%
Celesio AG	24,277	0.3	800,942
Symrise AG	9,220	0.2	519,817
Other Securities		2.8	7,903,243

		3.3	9,224,002

Greece 0.0%
Other Securities		0.0	—

Hong Kong 2.8%
Hongkong Land Holdings Ltd.	72,000	0.2	502,122
Orient Overseas International Ltd.	88,500	0.2	504,208
Other Securities		2.4	6,771,753

		2.8	7,778,083

Ireland 0.9%
DCC plc	11,747	0.2	658,311
Other Securities		0.7	1,919,888

		0.9	2,578,199

Israel 1.2%
Check Point Software Technologies Ltd. *	7,043	0.2	522,943
Other Securities		1.0	2,777,453

		1.2	3,300,396

Italy 2.1%
Banca Popolare Di Milano Scarl *	635,469	0.2	478,968
Other Securities		1.9	5,401,610

		2.1	5,880,578

Japan 38.5%
Alps Electric Co., Ltd.	35,300	0.2	600,847
Canon Marketing Japan, Inc.	24,000	0.2	490,661
Casio Computer Co., Ltd.	34,200	0.2	545,337
COMSYS Holdings Corp.	28,100	0.2	501,658
Fujikura Ltd.	111,000	0.2	466,267
Fukuoka Financial Group, Inc.	101,000	0.2	516,822
Hitachi Construction Machinery Co., Ltd.	25,300	0.2	517,496
Hitachi High-Technologies Corp.	19,700	0.2	601,825
IT Holdings Corp.	28,100	0.1	459,136
Keio Corp.	71,000	0.2	539,297
Kikkoman Corp.	24,000	0.2	552,029
Koito Manufacturing Co., Ltd.	20,400	0.2	614,698
Minebea Co., Ltd.	39,000	0.2	534,395
NGK Insulators Ltd.	24,000	0.2	516,912
NGK Spark Plug Co., Ltd.	18,600	0.2	485,097

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
NOK Corp.	23,500	0.2	595,360
Nomura Research Institute Ltd.	14,800	0.2	488,160
NTN Corp.	114,000	0.2	492,910
Santen Pharmaceutical Co., Ltd.	7,700	0.2	459,586
Yamaha Corp.	35,900	0.2	492,079
Other Securities		34.6	95,468,662

		38.5	105,939,234

Luxembourg 0.4%
Other Securities		0.4	1,103,726

Netherlands 1.9%
Other Securities		1.9	5,258,076

New Zealand 0.7%
Other Securities		0.7	2,018,089

Norway 1.0%
Other Securities		1.0	2,695,412

Portugal 0.3%
Other Securities		0.3	896,909

Republic of Korea 0.0%
Other Securities		0.0	2,970

Singapore 1.9%
CapitaLand Ltd.	194,000	0.2	478,970
Other Securities		1.7	4,780,478

		1.9	5,259,448

Spain 2.0%
Bankia S.A. *	344,465	0.2	617,745
Other Securities		1.8	4,783,903

		2.0	5,401,648

Sweden 2.1%
Other Securities		2.1	5,794,474

Switzerland 3.0%
Actelion Ltd. - Reg’d *	4,314	0.2	513,776
Other Securities		2.8	7,730,580

		3.0	8,244,356

United Kingdom 12.9%
Ashtead Group plc	28,050	0.2	469,956
Catlin Group Ltd.	54,796	0.2	470,740
Dixons Carphone plc	150,045	0.3	952,752
Evraz plc	299,042	0.2	619,913
Hammerson plc	50,607	0.2	497,163
Investec plc	54,984	0.2	504,174
London Stock Exchange Group plc	14,992	0.2	484,143
Persimmon plc *	26,969	0.2	633,372
Provident Financial plc	13,702	0.2	465,955
The British Land Co. plc	48,987	0.2	572,007
Other Securities		10.8	29,933,402

		12.9	35,603,577

Total Common Stock
(Cost $254,199,293)			270,207,475

Preferred Stock 0.5% of net assets

Germany 0.3%
Other Securities		0.3	863,519

Italy 0.1%
Other Securities		0.1	232,345

Spain 0.1%
Other Securities		0.1	105,313

Sweden 0.0%
Other Securities		0.0	94,122

Total Preferred Stock
(Cost $1,230,970)			1,295,299

Other Investment Companies 3.0% of net assets

United States 3.0%

Equity Fund 0.7%
iShares MSCI EAFE Small Cap ETF	40,000	0.7	1,941,600

Securities Lending Collateral 2.3%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	6,372,293	2.3	6,372,293

Total Other Investment Companies
(Cost $8,233,674)			8,313,893

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.2% of net assets

Time Deposit 0.2%
Other Securities		0.2	513,504

U.S. Treasury Obligation 0.0%
Other Securities		0.0	7,000

Total Short-Term Investments
(Cost $520,504)			520,504

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $267,827,595 and the unrealized appreciation and depreciation

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Condensed Portfolio Holdings continued

were $27,972,860 and ($15,463,284), respectively, with a net unrealized appreciation of $12,509,576.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $232,329,396 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See Financial Note 2(a) for additional information)

For the following notes, please refer to the complete schedule of portfolio holdings.

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $6,049,729.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $2,970 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	1	91,800	4,234

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$118,930,642	$—	$118,930,642
Australia	729,672	15,488,291	—	16,217,963
Austria	738,630	1,083,505	—	1,822,135
Belgium	2,152,904	1,589,277	—	3,742,181
Canada	22,173,007	45,480	—	22,218,487
Finland	590,984	2,964,559	—	3,555,543
France	1,684,773	10,219,810	—	11,904,583
Greece	—	—	—	—
Hong Kong	675,387	7,102,696	—	7,778,083
Ireland	999,812	1,578,387	—	2,578,199
Israel	522,943	2,777,453	—	3,300,396
Italy	808,019	5,072,559	—	5,880,578
Luxembourg	462,751	640,975	—	1,103,726
Netherlands	1,213,796	4,044,280	—	5,258,076
New Zealand	657,757	1,360,332	—	2,018,089
Norway	374,322	2,321,090	—	2,695,412
Portugal	84,230	812,679	—	896,909
Republic of Korea	—	—	2,970	2,970
Singapore	246,530	5,012,918	—	5,259,448
Spain	133,264	5,268,384	—	5,401,648
Sweden	466,321	5,328,153	—	5,794,474
Switzerland	498,560	7,745,796	—	8,244,356
United Kingdom	3,956,746	31,646,831	—	35,603,577
Preferred Stock[1]	—	1,295,299	—	1,295,299

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Condensed Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies
United States[1]	$8,313,893	$—	$—	$8,313,893
Short-Term Investments[1]	—	520,504	—	520,504

Total	$47,484,301	$232,849,900	$2,970	$280,337,171

Other Financial Instruments
Futures Contracts[2]	$4,234	$—	$—	$4,234

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Common Stock
Australia	$—	($11,291)	$11,291	$—	$—	$—	$—	$—
Luxembourg	—	—	(362,547)	149,585	—	212,962	—	—
Portugal	—	—	(315,262)	315,262	—	—	—	—
Republic of Korea	—	—	2,970	—	—	—	—	2,970
Sweden	—	—	12,129	—	(12,129)	—	—	—

Total	$—	($11,291)	($651,419)	$464,847	($12,129)	$212,962	$—	$2,970

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($674,840).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1 and Level 2 for the period ended October 31, 2014. The transfers in the amount of $4,740,156 and $4,944,549 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $257,812,148) including securities on loan of $6,049,729		$273,964,878
Collateral invested for securities on loan, at value (cost $6,372,293)	+	6,372,293

Total investments, at value (cost $264,184,441)		280,337,171
Receivables:
Investments sold		179,303
Fund shares sold		893,501
Dividends		686,969
Foreign tax reclaims		39,848
Income from securities on loan		14,987
Variation margin on futures contracts		1,725
Due from investment adviser		1,219
Prepaid expenses	+	2,217

Total assets		282,156,940

Liabilities

Collateral held for securities on loan		6,372,293
Payables:
Fund shares redeemed		178,909
Due to custodian		52
Accrued expenses	+	208,001

Total liabilities		6,759,255

Net Assets

Total assets		282,156,940
Total liabilities	−	6,759,255

Net assets		$275,397,685

Net Assets by Source
Capital received from investors		257,738,160
Net investment income not yet distributed		1,960,947
Net realized capital losses		(436,176)
Net unrealized capital appreciation		16,134,754

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$275,397,685		24,688,478		$11.15

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $563,121)		$4,716,675
Interest		838
Securities on loan	+	172,056

Total investment income		4,889,569

Expenses

Investment adviser and administrator fees		829,112
Shareholder service fees		159,256
Custodian fees		225,145
Index fee		170,045
Portfolio accounting fees		72,870
Professional fees		48,391
Transfer agent fees		46,211
Registration fees		44,490
Shareholder reports		35,743
Independent trustees’ fees		7,019
Interest expense		302
Other expenses	+	22,069

Total expenses		1,660,653
Expense reduction by CSIM and its affiliates	−	644,689

Net expenses	−	1,015,964

Net investment income		3,873,605

Realized and Unrealized Gains (Losses)

Net realized gains on investments		4,204,752
Net realized gains on futures contracts		219,333
Net realized losses on foreign currency transactions	+	(60,490)

Net realized gains		4,363,595
Net change in unrealized appreciation (depreciation) on investments		(12,434,582)
Net change in unrealized appreciation (depreciation) on futures contracts		(208)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(24,938)

Net change in unrealized appreciation (depreciation)	+	(12,459,728)

Net realized and unrealized losses		(8,096,133)

Decrease in net assets resulting from operations		($4,222,528)

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$3,873,605	$2,524,591
Net realized gains		4,363,595	1,480,423
Net change in unrealized appreciation (depreciation)	+	(12,459,728)	25,933,638

Increase (Decrease) in net assets from operations		(4,222,528)	29,938,652

Distributions to Shareholders

Distributions from net investment income		($4,201,706)	($3,109,770)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,320,962	$176,589,635	5,053,700	$51,573,590
Shares reinvested		238,640	2,675,147	227,023	2,068,185
Shares redeemed	+	(3,909,585)	(45,018,061)	(2,140,208)	(21,234,821)

Net transactions in fund shares		11,650,017	$134,246,721	3,140,515	$32,406,954

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,038,461	$149,575,198	9,897,946	$90,339,362
Total increase	+	11,650,017	125,822,487	3,140,515	59,235,836

End of period		24,688,478	$275,397,685	13,038,461	$149,575,198

Net investment income not yet distributed			$1,960,947		$1,971,951

46 See financial notes

Schwab Fundamental Emerging Markets Large Company Index Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	9.24	8.86	9.17	10.81	8.91

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.19	0.25	0.24	0.17
Net realized and unrealized gains (losses)	(0.66)	0.43	(0.17)	(1.37)	1.81

Total from investment operations	(0.46)	0.62	0.08	(1.13)	1.98
Less distributions:
Distributions from net investment income	(0.18)	(0.24)	(0.22)	(0.15)	(0.08)
Distributions from net realized gains	—	—	(0.17)	(0.36)	—

Total distributions	(0.18)	(0.24)	(0.39)	(0.51)	(0.08)

Net asset value at end of period	8.60	9.24	8.86	9.17	10.81

Total return (%)	(5.03)	7.11	1.18	(10.99)	22.36

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.51 [1,2]	0.56 [3]	0.61 [4]	0.61 [4]
Gross operating expenses	0.85	0.88	0.91	0.91	0.98
Net investment income (loss)	2.35	2.22	2.75	2.51	2.31
Portfolio turnover rate	19	22	86 [5]	56	91
Net assets, end of period ($ x 1,000,000)	346	353	314	310	294

1 Effective June 11, 2013, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/13 is a blended ratio.
2 The ratio of net operating expenses would have been 0.56%, if voluntary waiver by CSIM had not been included.
3 The ratio of net operating expenses would have been 0.60%, if voluntary waiver by CSIM had not been included.
4 The ratio of net operating expenses would have been 0.60%, if interest expenses had not been incurred.
5 Portfolio turnover would have been 51%, if rebalancing trades had not been included due to a change in the fund’s index.

See financial notes 47

 Schwab Fundamental Emerging Markets Large Company Index Fund

Condensed Portfolio Holdings as of October 31, 2014

This section shows the fund’s 50 largest portfolio holdings in unaffiliated issuers, and any holdings exceeding 1% of the fund’s net assets as of the report date, and any affiliated issuers. The remaining securities held by the fund are grouped as “Other Securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by calling Schwab Funds® at 1-800-435-4000. This complete schedule, filed on the fund’s Form N-CSR, is also available on the SEC’s website at http://www.sec.gov.

In addition, the fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. A copy of the fund’s most recently filed quarterly schedule of portfolio holdings, included on the fund’s Form N-CSR (with respect to the fund’s second and fourth fiscal quarters) or Form N-Q (with respect to the fund’s first and third fiscal quarters), is available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

89.6%	Common Stock	308,489,784	309,766,041
9.5%	Preferred Stock	44,495,548	32,716,863
0.1%	Other Investment Companies	473,712	474,165
0.5%	Short-Term Investments	1,733,677	1,733,677

99.7%	Total Investments	355,192,721	344,690,746
0.3%	Other Assets and Liabilities, Net		932,964

100.0%	Net Assets		345,623,710

	Number	% of Net	Value
Security	of Shares	Assets	($)

Common Stock 89.6% of net assets

Brazil 6.0%
Banco do Brasil S.A.	195,908	0.7	2,192,392
Petroleo Brasileiro S.A.	769,058	1.3	4,546,874
Vale S.A.	318,979	0.9	3,218,239
Other Securities		3.1	10,682,688

		6.0	20,640,193

Chile 1.0%
Other Securities		1.0	3,356,970

China 16.3%
Bank of China Ltd., Class H	9,758,234	1.3	4,670,788
China Construction Bank Corp., Class H	9,379,000	2.0	6,997,662
China Mobile Ltd.	661,600	2.4	8,231,965
China Petroleum & Chemical Corp., Class H	6,183,400	1.5	5,362,315
China Telecom Corp., Ltd., Class H	2,600,000	0.5	1,657,383
CNOOC Ltd.	1,893,000	0.9	2,964,228
Industrial & Commercial Bank of China Ltd., Class H	8,192,172	1.6	5,439,274
PetroChina Co., Ltd., Class H	3,578,000	1.3	4,479,454
Other Securities		4.8	16,643,522

		16.3	56,446,591

Colombia 0.3%
Other Securities		0.3	1,014,299

Czech Republic 0.4%
Other Securities		0.4	1,419,403

Greece 0.5%
Other Securities		0.5	1,672,474

Hungary 0.6%
Other Securities		0.6	1,986,762

India 4.2%
Infosys Ltd.	26,150	0.5	1,733,499
Oil & Natural Gas Corp., Ltd.	253,112	0.5	1,656,510
Reliance Industries Ltd.	203,869	1.0	3,308,833
Other Securities		2.2	7,703,638

		4.2	14,402,480

Indonesia 1.0%
Other Securities		1.0	3,602,707

Malaysia 2.1%
Other Securities		2.1	7,306,091

Mexico 3.6%
America Movil S.A.B. de C.V., Series L	3,440,800	1.2	4,198,076
Cemex S.A.B. de C.V., Series CPO *	1,515,865	0.5	1,867,498
Other Securities		1.9	6,459,201

		3.6	12,524,775

Peru 0.1%
Other Securities		0.1	402,500

Philippines 0.2%
Other Securities		0.2	692,240

Poland 2.1%
KGHM Polska Miedz S.A.	42,757	0.4	1,649,067
Polski Koncern Naftowy Orlen S.A.	133,942	0.5	1,668,676
Other Securities		1.2	4,079,158

		2.1	7,396,901

Republic of Korea 16.9%
Hyundai Motor Co.	17,692	0.8	2,807,394
Korea Electric Power Corp.	43,275	0.6	1,899,590
LG Corp.	42,161	0.7	2,508,582
LG Display Co., Ltd. *	59,385	0.5	1,748,236
LG Electronics, Inc.	39,027	0.7	2,383,444
POSCO	15,300	1.3	4,419,207
Samsung Electronics Co., Ltd.	10,721	3.6	12,502,213
Shinhan Financial Group Co., Ltd.	45,012	0.6	2,118,524
SK C&C Co., Ltd.	7,761	0.5	1,761,209
SK Holdings Co., Ltd.	12,809	0.6	2,007,796
SK Innovation Co., Ltd.	22,748	0.6	1,860,789

48 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Condensed Portfolio Holdings continued

	Number	% of Net	Value
Security	of Shares	Assets	($)
Other Securities		6.4	22,233,937

		16.9	58,250,921

Russia 11.4%
Gazprom OAO	864,000	0.8	2,842,485
Gazprom OAO ADR	1,495,000	2.9	9,905,589
LUKOIL OAO *	36,299	0.5	1,789,199
LUKOIL OAO ADR	185,000	2.6	9,068,576
MMC Norilsk Nickel OJSC ADR	117,700	0.6	2,196,184
Sberbank of Russia ADR	214,003	0.5	1,629,620
Surgutneftegas ADR	577,500	1.1	3,809,780
Tatneft ADR	47,100	0.5	1,683,489
Other Securities		1.9	6,563,412

		11.4	39,488,334

South Africa 7.0%
MTN Group Ltd.	190,981	1.2	4,228,901
Sasol Ltd.	81,822	1.2	4,085,798
Standard Bank Group Ltd.	135,867	0.5	1,710,942
Other Securities		4.1	14,222,072

		7.0	24,247,713

Taiwan 12.8%
Asustek Computer, Inc.	175,041	0.5	1,787,200
AU Optronics Corp.	3,924,800	0.6	1,870,447
Hon Hai Precision Industry Co., Ltd.	1,766,416	1.6	5,590,701
Taiwan Semiconductor Manufacturing Co., Ltd.	1,483,689	1.9	6,431,600
Other Securities		8.2	28,471,494

		12.8	44,151,442

Thailand 1.4%
PTT PCL	194,187	0.6	2,194,069
Other Securities		0.8	2,588,149

		1.4	4,782,218

Turkey 1.7%
Other Securities		1.7	5,981,027

Total Common Stock
(Cost $308,489,784)			309,766,041

Preferred Stock 9.5% of net assets

Brazil 7.6%
Banco Bradesco S.A.	204,767	0.9	3,084,024
Itau Unibanco Holding S.A.	332,478	1.4	4,931,017
Petroleo Brasileiro S.A.	1,136,860	2.0	7,010,461
Vale S.A.	440,957	1.1	3,834,950
Other Securities		2.2	7,538,765

		7.6	26,399,217

Colombia 0.1%
Other Securities		0.1	400,719

Republic of Korea 0.8%
Other Securities		0.8	2,617,549

Russia 1.0%
AK Transneft OAO *	1,196	0.8	2,613,611
Other Securities		0.2	685,767

		1.0	3,299,378

Total Preferred Stock
(Cost $44,495,548)			32,716,863

Other Investment Companies 0.1% of net assets

United States 0.1%

Equity Fund 0.0%
Other Securities		0.0	4,215

Securities Lending Collateral 0.1%
Other Securities		0.1	469,950

Total Other Investment Companies
(Cost $473,712)			474,165

	Face
Security	Amount	% of Net	Value
Rate, Maturity Date	($)	Assets	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
Other Securities		0.4	1,496,681

U.S. Treasury Obligation 0.1%
Other Securities		0.1	236,996

Total Short-Term Investments
(Cost $1,733,677)			1,733,677

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $363,303,514 and the unrealized appreciation and depreciation were $44,899,163 and ($63,511,931), respectively, with a net unrealized depreciation of ($18,612,768).

See financial notes 49

 Schwab Fundamental Emerging Markets Large Company Index Fund

Condensed Portfolio Holdings continued

At 10/31/14, the values of certain foreign securities held by the fund aggregating $266,609,446 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

For the following notes, please refer to the complete schedule of porfolio holdings.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $519,813 or 0.2% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $442,919.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Reg’d —	Registered

In additional to the above the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI Emerging Markets, mini, Long, expires 12/19/14	40	2,027,200	56,924

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$77,778,702	$—	$77,778,702
Brazil	14,738,235	5,901,958	—	20,640,193
Chile	2,608,296	748,674	—	3,356,970
Colombia	1,014,299	—	—	1,014,299
Czech Republic	389,928	1,029,475	—	1,419,403
India	564,893	13,837,587	—	14,402,480
Malaysia	1,621,106	5,684,985	—	7,306,091
Mexico	12,524,775	—	—	12,524,775
Peru	402,500	—	—	402,500
Republic of Korea	—	57,731,108	519,813	58,250,921
Russia	9,247,150	30,241,184	—	39,488,334
South Africa	495,443	23,752,270	—	24,247,713
Taiwan	475,710	43,675,732	—	44,151,442
Thailand	4,782,218	—	—	4,782,218
Preferred Stock[1]	—	2,617,549	—	2,617,549
Brazil	22,788,995	3,610,222	—	26,399,217
Colombia	400,719	—	—	400,719
Russia	3,299,378	—	—	3,299,378
Other Investment Companies[1]	474,165	—	—	474,165
Short-Term Investments[1]	—	1,733,677	—	1,733,677

Total	$75,827,810	$268,343,123	$519,813	$344,690,746

Other Financial Instruments
Futures Contracts[2]	$56,924	$—	$—	$56,924

[1]	As categorized in the complete schedule of portfolio holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

50 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Condensed Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Common Stock
Republic of Korea	$—	$5,566	($158,076)	$33,844	($137,990)	$776,469	$—	$519,813
South Africa	—	—	(204,646)	204,646	—	—	—	—

Total	$—	$5,566	($362,722)	$238,490	($137,990)	$776,469	$—	$519,813

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($362,722).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014. The transfers in the amount of $7,912,385 and $37,863,542 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $354,722,771) including securities on loan of $442,919		$344,220,796
Collateral invested for securities on loan, at value (cost $469,950)	+	469,950

Total investments, at value (cost $355,192,721)		344,690,746
Foreign currency, at value (cost $713,071)		712,543
Receivables:
Fund shares sold		829,986
Dividends		176,643
Foreign tax reclaims		7,836
Variation margin on futures contracts		7,800
Income from securities on loan		826
Interest		1
Prepaid expenses	+	5,458

Total assets		346,431,839

Liabilities

Collateral held for securities on loan		469,950
Payables:
Investment adviser and administrator fees		2,537
Shareholder service fees		1,309
Fund shares redeemed		66,119
Foreign capital gains tax		57,979
Accrued expenses and other liabilities	+	210,235

Total liabilities		808,129

Net Assets

Total assets		346,431,839
Total liabilities	−	808,129

Net assets		$345,623,710

Net Assets by Source
Capital received from investors		371,914,754
Net investment income not yet distributed		7,079,065
Net realized capital losses		(22,857,935)
Net unrealized capital depreciation		(10,512,174)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$345,623,710		40,207,901		$8.60

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $1,488,924)		$10,212,867
Interest		2,194
Securities on loan	+	5,052

Total investment income		10,220,113

Expenses

Investment adviser and administrator fees		1,798,450
Shareholder service fees		263,489
Custodian fees		401,151
Index fee		326,190
Portfolio accounting fees		74,100
Transfer agent fees		61,326
Professional fees		55,556
Registration fees		41,299
Shareholder reports		37,024
Independent trustees’ fees		7,814
Interest expense		1,204
Other expenses	+	7,058

Total expenses		3,074,661
Expense reduction by CSIM and its affiliates	−	1,310,976

Net expenses	−	1,763,685

Net investment income		8,456,428

Realized and Unrealized Gains (Losses)

Net realized losses on investments (net of foreign capital gain tax paid of $3,482)		(6,970,760)
Net realized losses on futures contracts		(993,223)
Net realized losses on foreign currency transactions	+	(79,910)

Net realized losses		(8,043,893)
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of ($10,101))		(20,529,336)
Net change in unrealized appreciation (depreciation) on futures contracts		(84,652)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(7,173)

Net change in unrealized appreciation (depreciation)	+	(20,621,161)

Net realized and unrealized losses		(28,665,054)

Decrease in net assets resulting from operations		($20,208,626)

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$8,456,428	$7,185,968
Net realized gains (losses)		(8,043,893)	69,488
Net change in unrealized appreciation (depreciation)	+	(20,621,161)	14,710,964

Increase (Decrease) in net assets from operations		(20,208,626)	21,966,420

Distributions to Shareholders

Distributions from net investment income		($7,207,709)	($8,681,589)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		17,844,818	$157,305,857	14,934,368	$131,472,133
Shares reinvested		517,807	4,510,103	618,303	5,583,275
Shares redeemed	+	(16,378,090)	(141,770,574)	(12,809,415)	(111,551,317)

Net transactions in fund shares		1,984,535	$20,045,386	2,743,256	$25,504,091

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,223,366	$352,994,659	35,480,110	$314,205,737
Total increase or decrease	+	1,984,535	(7,370,949)	2,743,256	38,788,922

End of period		40,207,901	$345,623,710	38,223,366	$352,994,659

Net investment income not yet distributed			$7,079,065		$5,875,828

54 See financial notes

 Schwab Fundamental Index Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Large-Cap Growth Fund
Schwab Fundamental US Large Company Index Fund	Schwab Small-Cap Equity Fund
Schwab Fundamental US Small Company Index Fund	Schwab Hedged Equity Fund
Schwab Fundamental International Large Company Index Fund	Schwab Financial Services Fund
Schwab Fundamental International Small Company Index Fund	Schwab Health Care Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab International Core Equity Fund
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2010 Fund
Schwab S&P 500 Index Fund	Schwab Target 2015 Fund
Schwab Small-Cap Index Fund	Schwab Target 2020 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2025 Fund
Schwab International Index Fund	Schwab Target 2030 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2035 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2055 Fund
Laudus International MarketMasters Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Balanced Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Core Equity Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab Dividend Equity Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is

 55

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures Contracts (“futures”): Futures are valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments

56

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds to terminate any loans at any given time. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. A fund retains the right to recall a security on loan. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan). Total costs and expenses, including agent fees, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agent are approximately 15% of the gross lending revenues.

The values of the securities on loan and the related collateral as of October 31, 2014, if any, are disclosed in the funds’ Portfolio Holdings. Investments of cash collateral are also disclosed in each fund’s Statement of Assets and Liabilities.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies,

 57

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to a fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

58

 Schwab Fundamental Index Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2014, if any, are reflected in each fund’s Statement of Assets and Liabilities.

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that the investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Tracking Error Risk. As an index fund, each fund seeks to track the performance of its comparative index, although it may not be successful in doing so. The divergence between the performance of a fund and its index, positive or negative, is called “tracking error”. Tracking error can be caused by many factors and it may be significant. For example, a fund may not invest in certain securities in the index, or match the securities’ weightings to the index, due to regulatory, operational, custodial or liquidity constraints; corporate transactions; asset valuations; transaction costs and timing; tax considerations; and index rebalancing, which may result in tracking error.

Investment Style Risk. Each fund invests in companies measured by its respective index. It follows these stocks during upturns as well as downturns. Because of its indexing strategy, a fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of a fund’s expenses, the fund’s performance may be below that of the index.

A significant percentage of an index may be composed of securities in a single industry or sector of the economy. If a fund is focused in an industry or sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Sampling Index Tracking Risk. If a fund uses a sampling method, the fund will not fully replicate its comparative index and may hold securities not included in the index. As a result, the fund will be subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. If a fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in its index.

Concentration Risk. To the extent that a fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.

Large-Cap Risk. Although certain indices encompass stocks from many different sectors of the economy, their performance may primarily reflect that of large company stocks, which tend to go in and out of favor based on market and economic conditions. As a result, during a period when these stocks fall behind other types of investments — bonds or small company stocks, for instance — a fund’s performance also will lag those investments.

 59

 Schwab Fundamental Index Funds

Financial Notes (continued)

3. Risk Factors (continued):

Small-Cap Risk. Historically, small-cap stocks have been riskier than large-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap stocks, for instance — a fund’s performance also will lag those investments.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. These risks may be heightened in connection with investments in emerging markets. Foreign securities also include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are depositary receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market; and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

ETFs Risk. A fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When a fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Security Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

60

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

					Schwab
			Schwab	Schwab	Fundamental
	Schwab	Schwab	Fundamental	Fundamental	Emerging
	Fundamental	Fundamental	International	International	Markets
	US Large	US Small	Large	Small	Large
	Company	Company	Company	Company	Company
% of Average Daily Net Assets	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

First $500 million	0.30%	0.30%	0.30%	0.40%	0.50%
$500 million to $5 billion	0.22%	0.22%	0.22%	0.38%	0.48%
$5 billion to $10 billion	0.20%	0.20%	0.20%	0.36%	0.46%
over $10 billion	0.18%	0.18%	0.18%	0.34%	0.44%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.10%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab
		Schwab	Schwab	Fundamental
Schwab	Schwab	Fundamental	Fundamental	Emerging
Fundamental	Fundamental	International	International	Markets
US Large	US Small	Large	Small	Large
Company	Company	Company	Company	Company
Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

0.35%	0.35%	0.35%	0.49%	0.49%

CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The funds have entered into a sub-license agreement with CSIM pursuant to which CSIM has agreed to sub-license certain Russell indices and trademarks to the funds. Under the sub-license agreement, each fund pays its pro rata share of licensing fees.

 61

 Schwab Fundamental Index Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving affiliates. For instance, a fund may own shares of The Charles Schwab Corporation if that company is included in its index. Below is the summary of investment activities involving The Charles Schwab Corporation shares owned by the Schwab Fundamental US Large Company Index Fund during the report period:

	Balance			Balance		Realized	Dividends
	of Shares			of Shares	Market	Gains (Losses)	Received
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Fund	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Fundamental US Large Company Index Fund	138,015	23,300	(54,800)	106,515	$3,053,785	$576,680	$29,512

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:

Certain funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Schwab Fundamental US Large Company Index Fund	$54,689,038	584
Schwab Fundamental US Small Company Index Fund	18,048,771	157
Schwab Fundamental International Large Company Index Fund	13,281,507	140
Schwab Fundamental International Small Company Index Fund	290,144	3
Schwab Fundamental Emerging Markets Large Company Index Fund	4,575,223	90

62

 Schwab Fundamental Index Funds

Financial Notes (continued)

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Fundamental US Large Company Index Fund	$1,514,559,023	$498,392,478
Schwab Fundamental US Small Company Index Fund	587,621,468	312,183,399
Schwab Fundamental International Large Company Index Fund	375,955,826	68,433,572
Schwab Fundamental International Small Company Index Fund	219,389,305	85,946,719
Schwab Fundamental Emerging Markets Large Company Index Fund	88,528,243	66,215,735

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab Fundamental US Large Company Index Fund	$78,706	$30,032
Schwab Fundamental US Small Company Index Fund	9,756	7,961
Schwab Fundamental International Large Company Index Fund	16,541	6,437
Schwab Fundamental International Small Company Index Fund	5,415	3,107
Schwab Fundamental Emerging Markets Large Company Index Fund	10,683	4,863

10. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Undistributed ordinary income	$120,774,239	$24,413,634	$27,539,099	$3,961,978	$7,701,447
Undistributed long-term capital gains	52,146,205	46,574,441	—	1,210,175	—
Unrealized appreciation on investments	1,151,767,191	298,144,150	107,992,010	27,972,860	44,899,163
Unrealized depreciation on investments	(33,650,207)	(39,082,159)	(38,349,391)	(15,463,284)	(63,511,931)
Other unrealized appreciation (depreciation)	—	(5)	(163,403)	(22,204)	(67,123)

Net unrealized appreciation (depreciation)	$1,118,116,984	$259,061,986	$69,479,216	$12,487,372	($18,679,891)

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

 63

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
Expiration Date	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

October 31, 2016	$—	$—	$6,761,375	$—	$—
October 31, 2017	—	—	58,777,944	—	—
October 31, 2018	—	—	20,948,477	—	—
No expiration*	—	—	14,155,355	—	15,312,596

Total	$—	$—	$100,643,151	$—	$15,312,596

*	As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (“RIC”), capital losses incurred after December 31, 2010 may now be carried forward indefinitely, but must retain the character of the original loss. However, such losses must be utilized prior to the pre-enactment capital losses, which may increase the likelihood that the pre-enactment capital losses may expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss.

For the year ended October 31, 2014, the funds had capital loss carryforwards utilized as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital loss carryforwards utilized	$12,619,654	$—	$17,734,955	$3,782,977	$—

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Current period distributions
Ordinary income	$47,960,089	$24,624,349	$17,955,621	$4,201,706	$7,207,709
Long-term capital gains	—	20,824,514	—	—	—
Return of capital	—	—	—	—	—

Prior period distributions
Ordinary income	$42,909,493	$11,947,531	$15,274,655	$3,109,770	$8,681,589
Long-term capital gains	—	50,580,881	—	—	—
Return of capital	—	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

64

 Schwab Fundamental Index Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

			Schwab	Schwab	Schwab
	Schwab	Schwab	Fundamental	Fundamental	Fundamental
	Fundamental	Fundamental	International	International	Emerging
	US Large	US Small	Large	Small	Markets Large
	Company	Company	Company	Company	Company
	Index Fund	Index Fund	Index Fund	Index Fund	Index Fund

Capital shares	$—	$—	$—	$—	($70)
Undistributed net investment income	(71,622)	(70,730)	114,322	317,097	(45,482)
Net realized capital gains (losses)	71,622	70,730	(114,322)	(317,097)	45,552

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

11. Other:

As a result of recent political and military actions undertaken by the Russian Federation, the U.S. and the European Union have instituted various economic sanctions against Russian individuals and entities. The U.S. and/or the European Union may impose additional economic sanctions, or take other actions, against individuals and/or companies in specific sectors of the Russian economy, including, but not limited to, the financial services, energy, metals and mining, engineering, and defense and defense- related materials sectors. These sanctions, and the threat of additional sanctions, could have adverse consequences for the Russian economy, including continued weakening of the Russian currency, downgrades in Russia’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Any of these events could negatively impact a fund’s investment in Russian securities. These sanctions have the possibility of impairing a fund’s ability to invest in accordance with its investment strategy and/or to meet its investment objective.

In addition, as index based products, the funds will generally maintain exposure to Russian securities to the extent the indexes which they track include such securities. For this reason, the sanction instituted against Russia, and any continued disruption of the Russian economy, could negatively impact a fund’s performance to the extent its index and its portfolio contain securities of Russian issuers, and, depending on the fund’s exposure to Russian issuers, the impact could be significant.

12. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

 65

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (five of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

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Other Federal Tax Information (unaudited)

The funds elect to pass through under section 853 of the Internal Revenue Code foreign tax credit to its shareholders for the year ended October 31, 2014, and the respective foreign source income on the funds as follows.

	Foreign Tax Credit	Foreign Source Income

Schwab Fundamental US Large Company Index Fund	$—	$—
Schwab Fundamental US Small Company Index Fund	—	—
Schwab Fundamental International Large Company Index Fund	2,134,992	30,521,756
Schwab Fundamental International Small Company Index Fund	554,324	5,176,873
Schwab Fundamental Emerging Markets Large Company Index Fund	1,483,097	11,677,067

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab Fundamental US Large Company Index Fund	90.25
Schwab Fundamental US Small Company Index Fund	33.15
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab Fundamental US Large Company Index Fund	$43,431,321
Schwab Fundamental US Small Company Index Fund	8,605,889
Schwab Fundamental International Large Company Index Fund	18,076,709
Schwab Fundamental International Small Company Index Fund	2,735,179
Schwab Fundamental Emerging Markets Large Company Index Fund	6,644,257

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended October 31, 2014:

Schwab Fundamental US Large Company Index Fund	$—
Schwab Fundamental US Small Company Index Fund	20,824,514
Schwab Fundamental International Large Company Index Fund	—
Schwab Fundamental International Small Company Index Fund	—
Schwab Fundamental Emerging Markets Large Company Index Fund	—

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Fundamental U.S. Large Company Index Fund, Schwab Fundamental U.S. Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and

68

shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Although Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

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 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

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 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

72

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE RAFI Developed ex US 1000 Index An index that is designed to track the performance of the largest listed companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Developed ex US Mid Small 1500 Index An index that is designed to track the performance of small and mid capitalization equities of companies domiciled in developed international markets (excluding the U.S.), selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI Emerging Index An index that is designed to track the performance of the largest emerging market equities, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US 1000 Index An index that is designed to track the performance of the largest listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

FTSE RAFI US Mid Small 1500 Index An index that is designed to track the performance of small and medium-sized listed U.S. companies, selected based on the following four fundamental measures: dividends, cash flows, sales and book value.

Fundamental Developed ex-U.S. Large Company Spliced Index An internally calculated index, comprised of the FTSE RAFI Developed ex-US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-U.S. Large Company Index (Net) from October 19, 2012 forward.

Fundamental Developed ex-U.S. Small Company Spliced Index An internally calculated index, comprised of the FTSE RAFI Developed ex-US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Developed ex-US Small Company Index (Net) from October 19, 2012 forward.

Fundamental Emerging Markets Large Company Spliced Index An internally calculated index, comprised of the FTSE RAFI Emerging Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental Emerging Markets Large Company Index (Net) from October 19, 2012 forward.

Fundamental U.S. Large Company Spliced Index An internally calculated index, comprised of the FTSE RAFI US 1000 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Large Company Index from October 19, 2012 forward.

Fundamental U.S. Small Company Spliced Index An internally calculated index, comprised of the FTSE RAFI US Mid Small 1500 Index from inception of the fund until the close of business on October 18, 2012 and the Russell Fundamental U.S. Small Company Index from October 19, 2012 forward.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

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price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of1933 (the “1933 Act”), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Fundamental Developed ex-U.S. Large Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Developed ex-U.S. Small Company Index An index that ranks companies in the Russell Developed ex-U.S. Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell Developed ex-U.S. Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Developed ex-U.S. Index measures the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States.

Russell Fundamental Emerging Markets Large Company Index An index that ranks companies in the Russell Emerging Markets Index by measures of fundamental size and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell Emerging Markets Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Net series reduces index performance by adjusting for local taxes. The Russell Emerging Markets Index measures the performance of the investable securities in emerging countries globally.

Russell Fundamental U.S. Large Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size, and tracks the performance of those companies whose fundamental scores are in the top 87.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Fundamental U.S. Small Company Index An index that ranks companies in the Russell 3000 Index by fundamental measures of size and tracks the performance of those companies whose fundamental scores are in the bottom 12.5% of the Russell 3000 Index. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

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PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

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Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

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A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
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Schwab Financial Services Fundtm
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Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
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Asset Allocation Funds
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Schwab Short-Term Bond Market Fundtm
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Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR39592-07
00128300

Annual report dated October 31, 2014, enclosed.

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

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Annual Report October 31, 2014

COMMAND PERFORMANCETM

Laudus MarketMasters Fundstm

Laudus Small-Cap MarketMasters Fundtm

Laudus International MarketMasters Fundtm

This page is intentionally left blank.

Two distinct Funds, each combining the expertise of leading
investment managers with CSIM’s overall supervision.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, MSCI and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Laudus Small-Cap MarketMasters Fundtm

Investor Shares (Ticker Symbol: SWOSX)	4.28%
Select Shares® (Ticker Symbol: SWMSX)	4.39%
Russell 2000® Index	8.06%
Fund Category: Morningstar Small Growth	5.86%

Performance Details	pages 6-7

Laudus International MarketMasters Fundtm

Investor Shares[1] (Ticker Symbol: SWOIX)	-1.73%
Select Shares®[1] (Ticker Symbol: SWMIX)	-1.53%	**
MSCI EAFE® Index (Net)*	-0.60%
Fund Category: Morningstar Foreign Large Growth	0.91%

Performance Details	pages 8-10

Minimum Initial Investment[2]

Investor Shares	$100
Select Shares®	$50,000

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Small-company stocks are subject to greater volatility than other asset categories.

Foreign securities can involve risks such as political and economic instability and currency risk. These risks may be greater in emerging markets.

*	Effective February 28, 2014, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
**	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	The fund’s performance relative to the index may be affected by fair-value pricing and timing differences in foreign exchange calculations. See financial note 2 for more information.
[2]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Laudus MarketMasters Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio. Our Laudus MarketMasters Funds combine complementary strategies from leading investment managers into single funds, with each providing diversification across multiple investment styles.

For the 12-month reporting period ended October 31, 2014, the Laudus Small-Cap MarketMasters Fund generated a positive return, while underperforming its comparative index due to manager underperformance in small-cap growth strategies. The Laudus International MarketMasters Fund produced a negative return, underperforming its comparative index in part because of manager underperformance in small-cap international stock strategies.

In the U.S., some signs of economic improvement led the Federal Reserve to wind down its quantitative easing policies aimed at holding down long-term interest rates. This contrasted with efforts by the Bank of Japan and many other overseas central banks, which maintained low interest rates to stimulate lackluster economic growth in their countries. This difference in policies caused the yen and other foreign currencies to depreciate versus the U.S. dollar, reducing international stocks returns in U.S. dollar terms. Political unrest between Russia and the Ukraine and heightened market volatility also reduced the performance of international investments.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Laudus MarketMasters Funds 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the Laudus Small-Cap MarketMasters Fund generated a positive return, while underperforming its comparative index due to manager underperformance in small-cap growth strategies. The Laudus International MarketMasters Fund produced a negative return, underperforming its comparative index in part because of manager underperformance in small-cap international stock strategies.

Amid this backdrop, large-cap stocks outperformed small-cap stocks, while U.S. stocks outperformed stocks in many developed international markets. In addition, value stocks narrowly outperformed growth stocks in the U.S., as market volatility rose toward the end of the reporting period. Reflecting this environment, the Russell 2000 Index returned 8.1%, while the MSCI EAFE Index, which broadly represents the performance of international stocks, returned -0.6%.1

For more information about the Laudus MarketMasters Funds, please continue reading this report. In addition, you can find out more details about these funds by visiting www.laudus.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Sincerely,

1 The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

4 Laudus MarketMasters Funds

Fund Management

Omar Aguilar, Ph.D. Senior Vice President and Chief Investment Officer of Equities, has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2011, Mr. Aguilar was with Financial Engines, where he was responsible for managing assets from leading retirement plan sponsors in the defined contribution market. Prior to joining Financial Engines in 2009, Mr. Aguilar was the head of quantitative equity for ING Investment Management, where he was responsible for building and developing the firm’s quantitative equity group. He joined ING in 2004 from Lehman Brothers, where he served as the head of quantitative research for its alternative investment management business. Prior to that, he was a director of quantitative research and portfolio manager with Merrill Lynch Investment Management and Bankers Trust.

Laudus MarketMasters Funds 5

Laudus Small-Cap MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment professionals with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.

Performance. For the 12-month reporting period ended October 31, 2014, Investor Shares of the Laudus Small-Cap MarketMasters Fund (the fund) returned 4.28%. The fund’s comparative index, the Russell 2000 Index (the index), returned 8.06%.

Market Highlights. Small-cap U.S. stocks generated positive returns but underperformed large-cap stocks for the reporting period, while U.S. stocks in general were helped by rebounding economic growth, favorable earnings reports by select companies, and continued low short-term interest rates. This helped several large-cap U.S. stock market indices reach record highs, even as market volatility increased. In addition, with the U.S. economy improving, the Federal Reserve wrapped up its quantitative easing policies aimed at holding down long-term interest rates, while providing assurances that low short-term interest rates remain necessary.

Positioning and Strategies. Over the 12-month reporting period, the fund’s value tilt slightly detracted from performance, although this was partially offset by the fund’s allocation to one of its better performing sub-advisers. However, overall manager selection detracted due to the underperformance of two of the fund’s sub-advisers relative to their respective comparative indexes.

The fund’s TAMRO Capital Partners allocation sharply underperformed its comparative index, the Russell 2000 Index, and detracted from the fund’s relative performance. TAMRO’s underperformance was primarily due to its stock selection, most significantly in the Consumer Staples, Information Technology, and Industrials sectors. As of September 30, 2014, TAMRO was eliminated as an investment manager for the Laudus Small-Cap MarketMasters Fund, and the fund’s allocations to other investment managers were increased.

A strong performance of the fund’s allocation to Wellington Management Company, LLP contributed to the fund’s total return, and this allocation’s outperformance of its comparative index also enhanced the fund’s relative return. This outperformance was partially driven by a significant overweight in the Health Care sector and, to a lesser extent Information Technology, although underweights in the Financials and Utilities sectors detracted from performance. Wellington Management’s stock selection also contributed positively, most notably within the Information Technology and Health Care sectors, but reduced performance in Financials and Materials.

BMO Asset Management, which uses a bottom-up fundamental approach to search for stocks exhibiting strong and improving growth characteristics, underperformed its comparative index, detracting from the fund’s relative performance. BMO’s strongest detractors came from its stock selection among Energy and Consumer Staples stocks, although its stock selection among Health Care and Materials contributed positively.

As of 10/31/14:

 Statistics

Number of Holdings	1,808
Weighted Average Market Cap ($ x 1,000,000)	$2,076
Price/Earnings Ratio (P/E)	38.0
Price/Book Ratio (P/B)	2.1
Portfolio Turnover Rate	79%

 Sector Weightings % of Investments

Health Care	17.3%
Industrials	16.5%
Information Technology	15.6%
Financials	15.5%
Consumer Discretionary	11.6%
Energy	5.6%
Materials	3.8%
Telecommunication Services	1.8%
Consumer Staples	1.7%
Utilities	1.6%
Other	9.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

iShares Russell Mid-Cap ETF	2.9%
Bellatrix Exploration Ltd.	1.5%
Belden, Inc.	1.5%
Acacia Research Corp.	1.4%
inContact, Inc.	1.4%
Helen of Troy Ltd.	1.2%
Mueller Industries, Inc.	1.2%
Newcastle Investment Corp.	1.2%
PICO Holdings, Inc.	1.1%
TRI Pointe Homes, Inc.	1.1%
Total	14.5%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

Small-company stocks are subject to greater volatility than many other asset classes.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Laudus MarketMasters Funds

 Laudus Small-Cap MarketMasters Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment (Investor Shares)1

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$50,000 Investment (Select Shares)1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Investor Shares (9/16/97)	4.28%	13.90%	6.87%
Select Shares® (6/9/04)	4.39%	14.07%	7.04%
Russell 2000® Index	8.06%	17.39%	8.67%

Fund Category: Morningstar Small Growth	5.86%	17.42%	8.93%

Fund Expense Ratios3: Investor Shares: Net 1.36%; Gross 1.60% / Select Shares: Net 1.21%; Gross 1.54%

 Investment Managers and Allocations4

		% of
Investment Managers	Investment Style	Net Assets

Wellington Management Company, LLP	Small-Cap Value	43.8%

BMO Asset Management Corp.	Small-Cap Growth	42.4%

Mellon Capital Management Corp.	Small-Cap Value	9.4%

Cash and other assets	—	4.4%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes acquired fund fees and expenses incurred indirectly by the fund through its investments in other investment companies. The annualized weighted average expense ratio of these investment companies was 0.01% for the Investor Shares and Select Shares. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[4]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.

Laudus MarketMasters Funds 7

Laudus International MarketMasters Fund™

The Laudus MarketMasters Funds use a multi-manager strategy. Charles Schwab Investment Management, Inc. (CSIM)—the funds’ investment adviser—selects investment professionals with strong long-term track records to manage a portion of each fund’s assets. In addition to selecting investment sub-advisers and allocating assets among them, CSIM is responsible for monitoring and coordinating the overall management of the funds. Each sub-adviser manages its respective portfolio relative to a comparative index that reflects its individual process and philosophy. The sub-adviser indexes may differ from a fund’s comparative index.

Performance. For the 12-month period ended October 31, 2014, Investor Shares of the Laudus International MarketMasters Fund (the fund) returned -1.73%, underperforming its comparative index, the MSCI EAFE Index (Net) (the index), which returned -0.60%.

Market Highlights. A strong performance by the U.S. dollar was a key reason for the lackluster returns of international stocks. Slow economic growth overseas convinced the Bank of Japan, European Central Bank, and other central banks to try to keep interest rates low, even as the Federal Reserve scaled back its quantitative easing policies aimed at holding down long-term interest rates. These differing policies led to the depreciation of many foreign currencies, reducing the returns of international stocks in U.S. dollar terms.

Positioning and Strategies. Over the 12-month reporting period, the fund’s growth allocations generally enhanced relative performance, although allocations to value managers partially offset these results. In addition, the fund’s manager selection subtracted value as a result of weak performance by some of the fund’s sub-advisers, although other sub-advisers positively contributed to performance.

WHV Investment Management, which takes a top-down sector allocation approach and focuses on long-term growth cycle trends, underperformed its comparative index and reduced the fund’s relative performance. As of March 5, 2014, WHV was eliminated as a sub-adviser, and the fund’s allocations to other investment managers were increased.

Harris Associates, with its large-cap value focus, was another sub-adviser that underperformed its comparative index, notably detracting from the fund’s relative performance. Harris Associates’ stock selections within the United Kingdom and the Netherlands were some of the biggest detractors from the fund’s performance, while stock selection in the Industrials and Consumer Discretionary sectors also reduced the fund’s relative return. By comparison, stock selection in Italy, Germany, and Australia, as well as in the Materials sector, worked out much better.

Mondrian Investment Partners, which uses a value-oriented investment approach, also underperformed its comparative index. Mondrian’s relative results were driven in part by stock selection in the Industrials sector, as well as in Singapore, the United Kingdom, and Japan. Overweight positions in Singapore and the United Kingdom compounded these negative results. Stock selection in the Information Technology and Materials sectors enhanced the fund’s performance, as did stock selection in Canada and France.

William Blair & Company, which takes an all-cap growth approach, outperformed its comparative index and contributed positively to the fund’s relative performance. William Blair & Company’s biggest contribution came from strong stock selection, particularly among equities from the Health Care, Information Technology, and Consumer Discretionary sectors. Stock selection in the United Kingdom also helped. Less successful efforts included stock selection in the Energy sector, which reduced relative performance, although an underweight to the sector helped to limit the negative effects. Stock selection in Japan also reduced the fund’s relative return, as did selection in the Materials and Consumer Staples sectors, although an underweight to the Materials sector helped.

American Century, with its focus on small-cap growth stocks, was another sub-adviser that outperformed its comparative index. American Century’s greatest contribution came from its stock selection, particularly in the Consumer Discretionary and Information Technology sectors, and in Denmark and India. However, stock selection in the Industrials sector and in the United Kingdom and Spain dragged on performance. Stock selection in the Energy sector also reduced American Century’s relative performance, although an underweight to this sector helped limit the negative impact.

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

8 Laudus MarketMasters Funds

 Laudus International MarketMasters Fundtm

Performance and Fund Facts as of 10/31/14

As of 10/31/14:

 Country Weightings % of Investments

United Kingdom	17.3%
Japan	14.4%
Germany	8.6%
France	8.1%
Switzerland	7.3%
Canada	4.9%
Australia	4.4%
United States	4.0%
China	3.6%
Sweden	2.8%
Singapore	2.8%
Other Countries	21.8%
Total	100.0%

 Statistics

Number of Holdings	1,176
Weighted Average Market Cap ($ x 1,000,000)	$26,458
Price/Earnings Ratio (P/E)	17.7
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	74%

 Sector Weightings % of Investments

Industrials	21.8%
Financials	18.9%
Consumer Discretionary	17.6%
Information Technology	10.1%
Health Care	8.2%
Materials	7.8%
Consumer Staples	6.1%
Energy	3.1%
Telecommunication Services	1.5%
Utilities	0.9%
Other	4.0%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Vanguard FTSE Emerging Markets ETF	2.6%
Credit Suisse Group AG – Reg’d	1.1%
Symrise AG	1.1%
BNP Paribas S.A.	1.0%
Intesa Sanpaolo S.p.A.	0.9%
Bayerische Motoren Werke AG	0.8%
Daimler AG – Reg’d	0.7%
Samsung Electronics Co., Ltd.	0.7%
Bodycote plc	0.7%
Croda International plc	0.7%
Total	10.3%

Management views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets. Investing in emerging markets may accentuate these risks.

[1]	This list is not a recommendation of any security by the investment adviser.

Laudus MarketMasters Funds 9

 Laudus International MarketMasters Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.laudus.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment (Investor Shares)1

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$50,000 Investment (Select Shares)1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year		5 Years	10 Years

Investor Shares (10/16/96)	-1.73%		10.31%	8.64%
Select Shares® (4/2/04)	-1.53%	*	10.48%	8.80%
MSCI EAFE® Index (Net)[3]	-0.60%		6.52%	5.81%

MSCI EAFE® Index (Gross)[3]	-0.17%		7.00%	6.29%

Fund Category: Morningstar Foreign Large Growth	0.91%		7.83%	6.32%

Fund Expense Ratios4: Investor Shares: Net 1.40%; Gross 1.60% / Select Shares: Net 1.25%; Gross 1.44%

 Investment Managers and Allocations5

		% of
Investment Managers	Investment Style	Net Assets

American Century Investment Management, Inc.	International Small-Cap Growth	24.3%

William Blair & Company, LLC	International Multi-Cap Growth	23.1%

Mondrian Investment Partners Limited	International Small-Cap Value	22.2%

Harris Associates L.P.	International Large-Cap Value	21.2%

Mellon Capital Management Corp.	International Blend	5.1%

Cash and other assets	—	4.1%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

The fund’s performance relative to the index may be affected by fair-value pricing. See financial note 2 for more information.

*	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semi-annual reports.
[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	Effective February 28, 2014, the fund changed its comparative index, for purposes of performance calculation, from MSCI EAFE Index (Gross) to MSCI EAFE Index (Net). The Net version of the index more accurately reflects how dividends paid to the fund on its foreign securities are treated for tax purposes, and provides a better basis for comparing the fund’s performance. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	For more information about each of the investment manager’s investment styles, refer to the fund’s prospectus.

10 Laudus MarketMasters Funds

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Laudus Small-Cap MarketMasters Fundtm
Investor Shares
Actual Return	1.35%	$1,000.00	$1,036.80	$6.93
Hypothetical 5% Return	1.35%	$1,000.00	$1,018.39	$6.87
Select Shares
Actual Return	1.20%	$1,000.00	$1,037.40	$6.16
Hypothetical 5% Return	1.20%	$1,000.00	$1,019.15	$6.11

Laudus International MarketMasters Fundtm
Investor Shares
Actual Return	1.40%	$1,000.00	$948.00	$6.87
Hypothetical 5% Return	1.40%	$1,000.00	$1,018.14	$7.12
Select Shares
Actual Return	1.25%	$1,000.00	$948.70	$6.14
Hypothetical 5% Return	1.25%	$1,000.00	$1,018.90	$6.36

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund or share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Laudus MarketMasters Funds 11

Laudus Small-Cap MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
Investor Shares	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	17.28	13.14	11.99	11.52	9.40

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.02)	(0.10)	(0.09)	(0.08)
Net realized and unrealized gains (losses)	0.79	4.16	1.25	0.56	2.20

Total from investment operations	0.74	4.14	1.15	0.47	2.12

Net asset value at end of period	18.02	17.28	13.14	11.99	11.52

Total return (%)	4.28	31.51	9.59	4.08	22.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.35	1.35	1.42 [2]	1.46	1.46
Gross operating expenses	1.56	1.59	1.59	1.51	1.50
Net investment income (loss)	(0.26)	(0.16)	(0.79)	(0.70)	(0.72)
Portfolio turnover rate	79	97	144	95	78
Net assets, end of period ($ x 1,000,000)	70	76	65	62	68

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
Select Shares	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	17.56	13.33	12.14	11.64	9.49

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.00)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gains (losses)	0.79	4.23	1.27	0.57	2.21

Total from investment operations	0.77	4.23	1.19	0.50	2.15

Net asset value at end of period	18.33	17.56	13.33	12.14	11.64

Total return (%)	4.39	31.73	9.80	4.30	22.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	1.20	1.27 [2]	1.31	1.32 [3]
Gross operating expenses	1.51	1.53	1.51	1.45	1.45
Net investment income (loss)	(0.13)	(0.03)	(0.60)	(0.54)	(0.58)
Portfolio turnover rate	79	97	144	95	78
Net assets, end of period ($ x 1,000,000)	122	113	88	219	337

1 Calculated based on the average shares outstanding during the period.
2 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
3 The ratio of net operating expenses would have been 1.31%, if certain non-routine expense had not been incurred.

12 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

90.5%	Common Stock	155,866,101	174,288,248
8.7%	Other Investment Companies	16,612,947	16,796,858
0.0%	Rights	2,814	2,814
0.0%	Warrants	—	—
0.2%	Short-Term Investments	385,996	385,996

99.4%	Total Investments	172,867,858	191,473,916
0.6%	Other Assets and Liabilities, Net		1,107,291

100.0%	Net Assets		192,581,207

	Number	Value
Security	of Shares	($)

Common Stock 90.5% of net assets

Automobiles & Components 0.6%
American Axle & Manufacturing Holdings, Inc. *	803	15,522
Cooper Tire & Rubber Co.	881	28,377
Cooper-Standard Holding, Inc. *	71	3,875
Dana Holding Corp.	1,903	38,935
Dorman Products, Inc. *	200	9,272
Drew Industries, Inc.	170	8,170
Federal-Mogul Holdings Corp. *	125	1,951
Fuel Systems Solutions, Inc. *	223	2,058
Gentherm, Inc. *	320	13,344
Modine Manufacturing Co. *	723	9,276
Motorcar Parts of America, Inc. *	20,042	582,020
Standard Motor Products, Inc.	198	7,825
Stoneridge, Inc. *	155	2,014
Superior Industries International, Inc.	233	4,546
Tenneco, Inc. *	673	35,238
Tower International, Inc. *	122	2,965
Winnebago Industries, Inc. *	18,694	396,500

		1,161,888

Banks 6.5%
1st Source Corp.	167	5,225
1st United Bancorp, Inc.	253	2,239
American National Bankshares, Inc.	73	1,767
Ameris Bancorp	222	5,506
Ames National Corp.	74	1,835
Arrow Financial Corp.	69	1,890
Astoria Financial Corp.	570	7,495
Banc of California, Inc.	386	4,543
Banco Latinoamericano de Comercio Exterior, S.A., Class E	479	16,114
BancorpSouth, Inc.	1,304	30,031
Bank Mutual Corp.	891	5,872
Bank of Marin Bancorp	43	2,147
Bank of the Ozarks, Inc.	664	23,399
BankFinancial Corp.	420	5,011
Banner Corp.	324	14,003
BBCN Bancorp, Inc.	963	13,617
Berkshire Hills Bancorp, Inc.	188	4,847
BNC Bancorp	198	3,368
BofI Holding, Inc. *	193	14,865
Boston Private Financial Holdings, Inc.	1,120	14,728
Bridge Bancorp, Inc.	294	7,720
Bridge Capital Holdings *	106	2,557
Brookline Bancorp, Inc.	662	6,349
Bryn Mawr Bank Corp.	73	2,251
Camden National Corp.	47	1,923
Capital Bank Financial Corp., Class A *	90	2,330
Capital City Bank Group, Inc.	144	2,176
Capitol Federal Financial, Inc.	1,245	15,948
Cardinal Financial Corp.	319	6,125
Cascade Bancorp *	518	2,647
Cathay General Bancorp	913	24,112
Centerstate Banks, Inc.	196	2,281
Century Bancorp, Inc., Class A	48	1,823
Charter Financial Corp.	168	1,905
Chemical Financial Corp.	186	5,539
Citizens & Northern Corp.	277	5,512
City Holding Co.	117	5,264
Clifton Bancorp, Inc.	136	1,771
CNB Financial Corp.	102	1,847
CoBiz Financial, Inc.	304	3,654
Columbia Banking System, Inc.	609	16,918
Community Bank System, Inc.	526	20,067
Community Trust Bancorp, Inc.	185	6,651
ConnectOne Bancorp, Inc.	278	5,143
Customers Bancorp, Inc. *	245	4,680
CVB Financial Corp.	989	15,606
Dime Community Bancshares, Inc.	304	4,788
Eagle Bancorp, Inc. *	294	10,563
Enterprise Bancorp, Inc.	99	2,329
Enterprise Financial Services Corp.	341	6,428
ESB Financial Corp.	136	2,538
Essent Group Ltd. *	369	8,981
EverBank Financial Corp.	771	14,765
F.N.B. Corp.	1,926	24,634
Federal Agricultural Mortgage Corp., Class C	120	3,996
Financial Institutions, Inc.	161	4,048
First Bancorp (North Carolina)	173	3,135
First BanCorp (Puerto Rico) *	1,156	6,023
First Bancorp, Inc.	103	1,822
First Busey Corp.	86,809	542,556
First Citizens BancShares, Inc., Class A	56	14,068
First Commonwealth Financial Corp.	784	7,330
First Community Bancshares, Inc.	299	4,895
First Connecticut Bancorp, Inc.	350	5,474
First Defiance Financial Corp.	73	2,236

See financial notes 13

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Financial Bancorp	612	10,734
First Financial Bankshares, Inc.	766	24,343
First Financial Corp.	124	4,300
First Merchants Corp.	290	6,569
First Midwest Bancorp, Inc.	79,912	1,341,722
First NBC Bank Holding Co. *	118	4,334
First Niagara Financial Group, Inc.	79,800	597,702
FirstMerit Corp.	1,951	35,801
Flagstar Bancorp, Inc. *	177	2,782
Flushing Financial Corp.	39,672	798,994
Fox Chase Bancorp, Inc.	185	3,030
Franklin Financial Corp. *	185	3,841
German American Bancorp, Inc.	77	2,300
Glacier Bancorp, Inc.	608	17,444
Great Southern Bancorp, Inc.	188	7,146
Guaranty Bancorp	155	2,444
Hancock Holding Co.	27,460	966,317
Hanmi Financial Corp.	351	7,529
Heartland Financial USA, Inc.	62	1,649
Heritage Commerce Corp.	248	2,158
Heritage Financial Corp.	496	8,705
Heritage Oaks Bancorp	282	2,219
Home BancShares, Inc.	27,094	864,840
Home Loan Servicing Solutions Ltd.	1,023	19,652
HomeTrust Bancshares, Inc. *	218	3,368
Horizon Bancorp	84	2,160
Hudson Valley Holding Corp.	100	2,274
Iberiabank Corp.	312	21,484
Independent Bank Corp., Massachusetts	171	6,977
Independent Bank Corp., Michigan	256	3,090
Independent Bank Group, Inc.	88	3,933
International Bancshares Corp.	55,757	1,581,826
Investors Bancorp, Inc.	3,414	36,700
Kearny Financial Corp. *	167	2,378
Ladder Capital Corp., Class A *	124	2,355
Lakeland Bancorp, Inc.	280	3,077
Lakeland Financial Corp.	158	6,548
MainSource Financial Group, Inc.	122	2,219
MB Financial, Inc.	34,629	1,092,545
Mercantile Bank Corp.	158	3,117
Merchants Bancshares, Inc.	58	1,728
Meridian Bancorp, Inc. *	225	2,552
Meta Financial Group, Inc.	84	3,151
Metro Bancorp, Inc. *	247	6,185
MGIC Investment Corp. *	3,588	32,005
MidSouth Bancorp, Inc.	214	4,053
MidWestOne Financial Group, Inc.	70	1,868
National Bank Holdings Corp., Class A	284	5,564
National Bankshares, Inc.	94	2,943
National Penn Bancshares, Inc.	1,336	13,747
NBT Bancorp, Inc.	552	14,175
NewBridge Bancorp *	271	2,409
NMI Holdings, Inc., Class A *	429	3,840
Northfield Bancorp, Inc.	345	4,913
Northrim BanCorp, Inc.	74	2,139
Northwest Bancshares, Inc.	92,398	1,185,466
OceanFirst Financial Corp.	300	4,971
OFG Bancorp	316	4,920
Old National Bancorp	1,439	20,937
OmniAmerican Bancorp, Inc.	193	5,219
Oritani Financial Corp.	482	7,119
Pacific Continental Corp.	150	2,163
Palmetto Bancshares, Inc.	123	2,044
Park National Corp.	92	7,762
Park Sterling Corp.	898	6,879
Peapack-Gladstone Financial Corp.	128	2,336
Penns Woods Bancorp, Inc.	41	1,990
PennyMac Financial Services, Inc., Class A *	80	1,333
Peoples Bancorp, Inc.	147	3,624
Peoples Financial Services Corp.	59	2,960
Pinnacle Financial Partners, Inc.	421	16,503
Preferred Bank	104	2,764
PrivateBancorp, Inc.	883	28,539
Prosperity Bancshares, Inc.	819	49,459
Provident Financial Services, Inc.	615	11,211
Radian Group, Inc.	2,434	41,013
Renasant Corp.	277	8,352
Republic Bancorp, Inc., Class A	75	1,819
Republic First Bancorp, Inc. *	386	1,532
S&T Bancorp, Inc.	199	5,490
Sandy Spring Bancorp, Inc.	230	5,934
Sierra Bancorp	117	2,008
Simmons First National Corp., Class A	206	8,650
South State Corp.	184	11,097
Southside Bancshares, Inc.	232	7,791
Southwest Bancorp, Inc.	261	4,706
State Bank Financial Corp.	630	11,290
Sterling Bancorp	634	8,914
Stock Yards Bancorp, Inc.	68	2,263
Suffolk Bancorp	99	2,273
Sun Bancorp, Inc. *	108	2,182
Susquehanna Bancshares, Inc.	2,136	20,954
Territorial Bancorp, Inc.	73	1,568
Texas Capital Bancshares, Inc. *	529	32,348
The Bancorp, Inc. *	650	6,149
The Bank of Kentucky Financial Corp.	63	2,955
The First of Long Island Corp.	76	2,002
Tompkins Financial Corp.	76	3,815
Towne Bank	116	1,759
Tree.com, Inc. *	70	2,589
Trico Bancshares	237	6,233
TriState Capital Holdings, Inc. *	128	1,248
TrustCo Bank Corp.	1,765	12,884
Trustmark Corp.	773	18,807
UMB Financial Corp.	369	21,985
Umpqua Holdings Corp.	2,104	37,030
Union Bankshares Corp.	492	11,060
United Bankshares, Inc.	674	23,105
United Community Banks, Inc.	452	8,150
United Community Financial Corp.	598	3,062
United Financial Bancorp, Inc.	505	7,085
Univest Corp. of Pennsylvania	90	1,847
Valley National Bancorp	1,517	15,140
ViewPoint Financial Group, Inc.	554	15,108
Walker & Dunlop, Inc. *	136	2,191
Washington Federal, Inc.	1,209	26,392
Washington Trust Bancorp, Inc.	60	2,302
Waterstone Financial, Inc.	425	5,202
Webster Financial Corp.	57,138	1,790,705

14 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
WesBanco, Inc.	200	6,892
West Bancorp, Inc.	141	2,338
Westamerica Bancorp	6,367	314,148
Western Alliance Bancorp *	957	25,475
Wilshire Bancorp, Inc.	1,173	11,613
Wintrust Financial Corp.	409	18,945
WSFS Financial Corp.	108	8,494
Yadkin Financial Corp. *	276	5,357

		12,604,238

Capital Goods 7.8%
AAON, Inc.	477	9,373
AAR Corp.	367	9,725
Accuride Corp. *	750	3,615
Aceto Corp.	475	10,801
Actuant Corp., Class A	15,257	483,494
Aegion Corp. *	602	11,029
Aerovironment, Inc. *	310	9,502
Aircastle Ltd.	931	17,763
Alamo Group, Inc.	42	1,799
Albany International Corp., Class A	45,039	1,701,573
Altra Industrial Motion Corp.	222	6,997
Ameresco, Inc., Class A *	500	4,120
American Railcar Industries, Inc.	62	4,080
American Science & Engineering, Inc.	132	7,300
American Woodmark Corp. *	70	2,864
Apogee Enterprises, Inc.	320	14,048
Applied Industrial Technologies, Inc.	463	22,599
Argan, Inc.	281	9,782
Astec Industries, Inc.	123	4,663
Astronics Corp. *	283	14,662
AZZ, Inc.	190	8,884
Barnes Group, Inc.	25,540	933,742
Beacon Roofing Supply, Inc. *	500	13,835
Blount International, Inc. *	317	4,853
Briggs & Stratton Corp.	492	9,943
Builders FirstSource, Inc. *	427	2,532
CAI International, Inc. *	97	2,042
Capstone Turbine Corp. *	4,521	4,521
Chart Industries, Inc. *	355	16,525
CIRCOR International, Inc.	136	10,220
CLARCOR, Inc.	459	30,735
Columbus McKinnon Corp.	79	2,248
Comfort Systems USA, Inc.	363	5,576
Commercial Vehicle Group, Inc. *	186	1,218
Cubic Corp.	32,330	1,559,599
Curtiss-Wright Corp.	560	38,758
DigitalGlobe, Inc. *	893	25,531
Douglas Dynamics, Inc.	430	8,914
DXP Enterprises, Inc. *	129	8,551
Dycom Industries, Inc. *	360	11,300
Dynamic Materials Corp.	194	3,533
EMCOR Group, Inc.	760	33,539
Encore Wire Corp.	156	5,919
EnerSys	560	35,168
Engility Holdings, Inc. *	249	10,757
Enphase Energy, Inc. *	247	3,710
EnPro Industries, Inc. *	253	16,326
ESCO Technologies, Inc.	31,404	1,193,980
Esterline Technologies Corp. *	346	40,520
Federal Signal Corp.	998	14,172
Franklin Electric Co., Inc.	516	19,267
FreightCar America, Inc.	71	2,341
FuelCell Energy, Inc. *	3,306	6,678
Furmanite Corp. *	517	3,867
GATX Corp.	27,900	1,768,860
GenCorp, Inc. *	786	13,331
Generac Holdings, Inc. *	730	33,098
General Cable Corp.	548	7,765
Gibraltar Industries, Inc. *	269	4,102
Global Power Equipment Group, Inc.	165	2,249
GrafTech International Ltd. *	881	3,779
Graham Corp.	175	5,863
Granite Construction, Inc.	406	14,985
Great Lakes Dredge & Dock Corp. *	907	6,340
Griffon Corp.	404	4,965
H&E Equipment Services, Inc.	411	15,367
Harsco Corp.	634	13,745
HEICO Corp.	735	39,866
Hexcel Corp. *	29,420	1,232,404
Hillenbrand, Inc.	654	21,772
Houston Wire & Cable Co.	288	3,905
Hurco Cos., Inc.	62	2,389
Hyster-Yale Materials Handling, Inc.	88	6,907
John Bean Technologies Corp.	331	9,920
Kadant, Inc.	176	7,276
Kaman Corp.	176	7,579
Kratos Defense & Security Solutions, Inc. *	818	5,701
L.B. Foster Co., Class A	39	2,110
Layne Christensen Co. *	350	2,520
Lennox International, Inc.	7,470	664,232
Lindsay Corp.	135	11,839
LSI Industries, Inc.	220	1,575
Luxfer Holdings plc ADR	33,000	525,690
Lydall, Inc. *	323	9,990
Masonite International Corp. *	232	12,542
MasTec, Inc. *	637	18,244
Meritor, Inc. *	825	9,479
Miller Industries, Inc.	263	5,200
Moog, Inc., Class A *	513	39,265
Mueller Industries, Inc.	70,392	2,284,924
Mueller Water Products, Inc., Class A	1,519	14,993
MYR Group, Inc. *	305	7,912
National Presto Industries, Inc.	23	1,450
NCI Building Systems, Inc. *	471	9,359
NN, Inc.	119	2,975
Nortek, Inc. *	45	3,748
Northwest Pipe Co. *	60	2,147
Omega Flex, Inc.	119	3,168
Orbital Sciences Corp. *	602	15,833
Patrick Industries, Inc. *	67	2,862
PGT, Inc. *	411	3,865
Pike Corp. *	317	3,785
Plug Power, Inc. *	1,567	7,381
Ply Gem Holdings, Inc. *	176	1,998
Polypore International, Inc. *	393	17,261
Powell Industries, Inc.	43	1,958
Power Solutions International, Inc. *	26	1,703
Preformed Line Products Co.	25	1,425
Primoris Services Corp.	515	14,791

See financial notes 15

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Proto Labs, Inc. *	174	11,374
Quanex Building Products Corp.	687	13,754
Raven Industries, Inc.	296	7,504
RBC Bearings, Inc.	163	9,902
Rexnord Corp. *	769	22,724
Rush Enterprises, Inc., Class A *	275	10,477
Simpson Manufacturing Co., Inc.	565	18,690
Sparton Corp. *	100	2,710
Standex International Corp.	110	9,488
Sterling Construction Co., Inc. *	183	1,614
Stock Building Supply Holdings, Inc. *	91	1,428
Sun Hydraulics Corp.	156	6,210
TAL International Group, Inc. *	294	12,680
Taser International, Inc. *	678	12,774
Teledyne Technologies, Inc. *	379	39,276
Tennant Co.	211	15,557
Textainer Group Holdings Ltd.	148	5,097
The ExOne Co. *	84	2,064
The Gorman-Rupp Co.	178	5,650
The Greenbrier Cos., Inc.	274	17,136
The KEYW Holding Corp. *	316	3,207
Thermon Group Holdings, Inc. *	245	5,971
Titan International, Inc.	760	8,026
Titan Machinery, Inc. *	100	1,376
Trex Co., Inc. *	348	14,964
TriMas Corp. *	12,949	409,965
Tutor Perini Corp. *	459	12,857
Twin Disc, Inc.	175	4,554
Universal Forest Products, Inc.	133	6,646
Vicor Corp. *	299	4,069
Wabash National Corp. *	970	9,991
Watsco, Inc.	8,254	838,771
Watts Water Technologies, Inc., Class A	325	19,705
Woodward, Inc.	729	37,332
Xerium Technologies, Inc. *	350	5,222

		14,986,250

Commercial & Professional Supplies 7.9%
ABM Industries, Inc.	513	14,179
Acacia Research Corp.	151,043	2,718,774
ACCO Brands Corp. *	141,782	1,166,866
ARC Document Solutions, Inc. *	292	2,964
Barrett Business Services, Inc.	134	3,150
Brady Corp., Class A	485	11,562
Casella Waste Systems, Inc., Class A *	875	3,938
CBIZ, Inc. *	487	4,495
CDI Corp.	118	2,028
Ceco Environmental Corp.	237	3,394
Civeo Corp.	754	9,191
CRA International, Inc. *	91	2,730
Deluxe Corp.	586	35,629
Ennis, Inc.	287	4,256
Exponent, Inc.	89	7,104
FTI Consulting, Inc. *	21,519	868,937
G&K Services, Inc., Class A	31,313	1,974,911
GP Strategies Corp. *	298	9,882
Healthcare Services Group, Inc.	719	21,412
Heidrick & Struggles International, Inc.	102	2,124
Heritage-Crystal Clean, Inc. *	114	2,068
Herman Miller, Inc.	593	18,976
HNI Corp.	475	22,159
Huron Consulting Group, Inc. *	307	21,370
ICF International, Inc. *	332	12,065
InnerWorkings, Inc. *	698	6,338
Insperity, Inc.	333	10,510
Interface, Inc.	681	10,916
Kelly Services, Inc., Class A	381	6,717
Kforce, Inc.	489	11,320
Kimball International, Inc., Class B	165	2,967
Knoll, Inc.	699	13,903
Korn/Ferry International *	566	15,808
Matthews International Corp., Class A	33,328	1,535,754
McGrath RentCorp	152	5,553
Mistras Group, Inc. *	196	3,232
MiX Telematics Ltd. ADR *	119,740	1,066,883
Mobile Mini, Inc.	380	16,655
MSA Safety, Inc.	375	21,551
Multi-Color Corp.	58	2,859
Navigant Consulting, Inc. *	787	12,112
NL Industries, Inc.	152	1,108
On Assignment, Inc. *	29,701	864,299
Pendrell Corp. *	1,575	2,630
Quad Graphics, Inc.	332	7,321
Resources Connection, Inc.	434	6,714
RPX Corp. *	278	3,906
SP Plus Corp. *	56,280	1,228,030
Steelcase, Inc., Class A	41,843	741,458
Team, Inc. *	331	13,948
Tetra Tech, Inc.	816	21,877
The Advisory Board Co. *	14,302	767,588
The Brink’s Co.	692	14,532
The Corporate Executive Board Co.	416	30,659
TrueBlue, Inc. *	239	5,908
UniFirst Corp.	132	14,726
United Stationers, Inc.	43,022	1,797,029
US Ecology, Inc.	159	7,995
Viad Corp.	380	9,694
VSE Corp.	41	2,472
WageWorks, Inc. *	309	17,616
West Corp.	213	6,816

		15,253,568

Consumer Durables & Apparel 5.2%
Arctic Cat, Inc.	229	7,708
Beazer Homes USA, Inc. *	196	3,514
Black Diamond, Inc. *	183	1,420
Brunswick Corp.	1,058	49,514
Callaway Golf Co.	1,416	11,101
Cavco Industries, Inc. *	63	4,591
Columbia Sportswear Co.	408	15,724
Crocs, Inc. *	945	11,038
CSS Industries, Inc.	196	5,598
Culp, Inc.	98	1,859
Ethan Allen Interiors, Inc.	459	12,990
Flexsteel Industries, Inc.	70	2,402
G-III Apparel Group Ltd. *	152	12,061

16 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Helen of Troy Ltd. *	37,143	2,297,295
Hovnanian Enterprises, Inc., Class A *	808	3,038
Iconix Brand Group, Inc. *	366	14,644
iRobot Corp. *	262	9,359
JAKKS Pacific, Inc. *	490	3,126
Johnson Outdoors, Inc., Class A	67	2,013
KB Home	1,186	18,668
La-Z-Boy, Inc.	492	11,247
LeapFrog Enterprises, Inc. *	1,107	5,889
Libbey, Inc. *	48,933	1,406,824
Lifetime Brands, Inc.	127	2,173
M.D.C. Holdings, Inc.	499	12,186
M/I Homes, Inc. *	52,228	1,124,991
Marine Products Corp.	229	1,933
Meritage Homes Corp. *	482	17,733
Movado Group, Inc.	234	8,260
NACCO Industries, Inc., Class A	44	2,577
Nautilus, Inc. *	206	2,756
Oxford Industries, Inc.	210	12,862
Perry Ellis International, Inc. *	300	6,135
Quiksilver, Inc. *	989	1,731
Sequential Brands Group, Inc. *	175	2,195
Skechers U.S.A., Inc., Class A *	433	23,707
Skullcandy, Inc. *	650	5,421
Smith & Wesson Holding Corp. *	826	8,392
Standard Pacific Corp. *	1,287	9,524
Steven Madden Ltd. *	709	22,227
Sturm, Ruger & Co., Inc.	143	5,960
The Ryland Group, Inc.	543	19,445
TRI Pointe Homes, Inc. *	156,959	2,148,769
Tumi Holdings, Inc. *	459	9,533
UCP, Inc., Class A *	26,520	363,059
Unifi, Inc. *	65	1,818
Universal Electronics, Inc. *	111	6,315
Vera Bradley, Inc. *	351	8,003
Vince Holding Corp. *	18,560	650,528
William Lyon Homes, Class A *	68,575	1,622,484
Wolverine World Wide, Inc.	1,060	28,768

		10,041,108

Consumer Services 1.7%
American Public Education, Inc. *	186	5,764
Ascent Capital Group, Inc., Class A *	118	7,587
Belmond Ltd., Class A *	1,121	12,847
Biglari Holdings, Inc. *	15	5,237
BJ’s Restaurants, Inc. *	371	16,331
Bloomin’ Brands, Inc. *	558	10,552
Bob Evans Farms, Inc.	356	17,391
Boyd Gaming Corp. *	838	9,679
Bravo Brio Restaurant Group, Inc. *	350	4,855
Bridgepoint Education, Inc. *	135	1,706
Bright Horizons Family Solutions, Inc. *	205	9,135
Buffalo Wild Wings, Inc. *	215	32,095
Caesars Acquisition Co., Class A *	318	3,320
Caesars Entertainment Corp. *	511	6,229
Capella Education Co.	123	8,701
Career Education Corp. *	498	2,888
Chegg, Inc. *	701	4,662
Churchill Downs, Inc.	120	12,238
Chuy’s Holdings, Inc. *	95	2,841
ClubCorp Holdings, Inc.	137	2,611
Cracker Barrel Old Country Store, Inc.	211	24,339
Del Frisco’s Restaurant Group, Inc. *	78	1,811
Denny’s Corp. *	1,027	8,853
Diamond Resorts International, Inc. *	253	6,568
DineEquity, Inc.	126	11,209
Education Management Corp. *	158	94
Einstein Noah Restaurant Group, Inc.	336	6,804
Fiesta Restaurant Group, Inc. *	203	11,195
Grand Canyon Education, Inc. *	573	27,447
Houghton Mifflin Harcourt Co. *	952	19,050
Ignite Restaurant Group, Inc. *	89	613
International Speedway Corp., Class A	319	9,994
Interval Leisure Group, Inc.	313	6,586
Isle of Capri Casinos, Inc. *	233	1,731
ITT Educational Services, Inc. *	274	2,770
Jack in the Box, Inc.	473	33,602
Jamba, Inc. *	114	1,522
K12, Inc. *	436	5,406
Krispy Kreme Doughnuts, Inc. *	62,136	1,175,613
La Quinta Holdings, Inc. *	310	6,327
Liberty Tax, Inc. *	105	3,978
Life Time Fitness, Inc. *	467	26,045
LifeLock, Inc. *	56,062	948,008
Marriott Vacations Worldwide Corp.	253	17,568
Morgans Hotel Group Co. *	666	5,321
Multimedia Games Holding Co., Inc. *	310	10,819
Nathan’s Famous, Inc. *	33	2,372
Papa John’s International, Inc.	432	20,200
Penn National Gaming, Inc. *	609	7,972
Pinnacle Entertainment, Inc. *	764	19,581
Popeyes Louisiana Kitchen, Inc. *	295	13,673
Red Robin Gourmet Burgers, Inc. *	7,666	421,400
Regis Corp.	569	9,662
Ruby Tuesday, Inc. *	766	5,883
Ruth’s Hospitality Group, Inc.	600	7,302
Scientific Games Corp., Class A *	564	6,638
Sonic Corp. *	749	18,882
Sotheby’s	755	29,943
Speedway Motorsports, Inc.	96	1,879
Steiner Leisure Ltd. *	92	3,881
Strayer Education, Inc. *	108	7,905
Texas Roadhouse, Inc.	909	26,243
The Cheesecake Factory, Inc.	672	30,872
The Marcus Corp.	350	5,996
Universal Technical Institute, Inc.	400	4,764
Vail Resorts, Inc.	346	29,881
Weight Watchers International, Inc. *	200	5,210

		3,230,081

Diversified Financials 2.5%
Arlington Asset Investment Corp., Class A	280	7,666
BGC Partners, Inc., Class A	1,391	11,796
Calamos Asset Management, Inc., Class A	525	7,193

See financial notes 17

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Cash America International, Inc.	385	18,923
Cohen & Steers, Inc.	135	5,786
Cowen Group, Inc., Class A *	568	2,295
Credit Acceptance Corp. *	80	11,805
Diamond Hill Investment Group, Inc.	21	2,814
Encore Capital Group, Inc. *	184	8,374
Evercore Partners, Inc., Class A	406	21,019
Ezcorp, Inc., Class A *	574	6,475
FBR & Co. *	184	4,442
Financial Engines, Inc.	590	23,523
First Cash Financial Services, Inc. *	374	22,096
FXCM, Inc., Class A	648	10,666
Gain Capital Holdings, Inc.	173,090	1,481,650
GAMCO Investors, Inc., Class A	30	2,479
GFI Group, Inc.	943	5,187
Green Dot Corp., Class A *	498	11,902
Greenhill & Co., Inc.	269	12,105
HFF, Inc., Class A	301	9,475
INTL FCStone, Inc. *	177	3,204
Investment Technology Group, Inc. *	253	4,536
Janus Capital Group, Inc.	1,351	20,251
KCG Holdings, Inc., Class A *	700	7,462
Ladenburg Thalmann Financial Services, Inc. *	1,958	8,361
Manning & Napier, Inc.	300	4,752
MarketAxess Holdings, Inc.	468	30,256
Marlin Business Services Corp.	80	1,691
Moelis & Co., Class A	51	1,742
Nelnet, Inc., Class A	172	8,185
NewStar Financial, Inc. *	255	3,488
Nicholas Financial, Inc. *	110	1,343
PHH Corp. *	622	14,735
PICO Holdings, Inc. *	99,879	2,207,326
Piper Jaffray Cos. *	273	15,414
PRA Group, Inc. *	585	37,001
Pzena Investment Management, Inc., Class A	326	3,276
Regional Management Corp. *	66	770
Resource America, Inc., Class A	210	2,003
Safeguard Scientifics, Inc. *	390	7,780
Solar Capital Ltd.	33,530	623,323
Springleaf Holdings, Inc. *	210	7,858
Stifel Financial Corp. *	778	36,963
Virtus Investment Partners, Inc.	53	9,498
Walter Investment Management Corp. *	369	8,384
WisdomTree Investments, Inc. *	1,219	17,980
World Acceptance Corp. *	106	7,596

		4,782,849

Energy 5.6%
Abraxas Petroleum Corp. *	646	2,668
Adams Resources & Energy, Inc.	80	3,364
Advantage Oil & Gas Ltd. *	90,240	385,325
Alon USA Energy, Inc.	425	6,817
Alpha Natural Resources, Inc. *	2,093	4,102
American Eagle Energy Corp. *	298	519
Amyris, Inc. *	611	1,845
Apco Oil & Gas International, Inc. *	55	788
Approach Resources, Inc. *	179,253	1,774,605
Arch Coal, Inc.	2,625	5,670
Basic Energy Services, Inc. *	450	5,805
Bellatrix Exploration Ltd. *	606,980	2,822,457
Bill Barrett Corp. *	503	7,646
Bonanza Creek Energy, Inc. *	279	12,622
BPZ Resources, Inc. *	1,313	1,628
Bristow Group, Inc.	422	31,186
C&J Energy Services, Inc. *	525	10,138
Callon Petroleum Co. *	610	4,002
CARBO Ceramics, Inc.	192	9,921
Carrizo Oil & Gas, Inc. *	492	25,555
CHC Group Ltd. *(e)	312	2,097
Clayton Williams Energy, Inc. *	52	4,323
Clean Energy Fuels Corp. *	957	6,996
Cloud Peak Energy, Inc. *	818	9,791
Comstock Resources, Inc.	612	7,246
Contango Oil & Gas Co. *	98	3,584
Delek US Holdings, Inc.	511	17,318
DHT Holdings, Inc.	570	3,796
Diamondback Energy, Inc. *	361	24,707
Dorian LPG Ltd. *	35,890	514,304
Emerald Oil, Inc. *	501	1,593
Energy XXI (Bermuda) Ltd.	1,132	8,705
Era Group, Inc. *	33,073	773,577
Evolution Petroleum Corp.	368	3,481
EXCO Resources, Inc.	1,244	3,794
Exterran Holdings, Inc.	688	27,059
Forest Oil Corp. *	1,042	844
Forum Energy Technologies, Inc. *	686	18,728
Frontline Ltd. *	849	1,197
FX Energy, Inc. *	1,211	3,633
GasLog Ltd.	376	7,828
Gastar Exploration, Inc. *	637	2,548
Geospace Technologies Corp. *	127	3,910
Goodrich Petroleum Corp. *	399	3,288
Green Plains, Inc.	321	10,978
Gulf Island Fabrication, Inc.	137	2,896
Gulfmark Offshore, Inc., Class A	323	9,742
Halcon Resources Corp. *	2,678	8,329
Hallador Energy Co.	205	2,460
Harvest Natural Resources, Inc. *	360	1,339
Helix Energy Solutions Group, Inc. *	1,159	30,876
Hercules Offshore, Inc. *	1,421	2,345
Hornbeck Offshore Services, Inc. *	437	13,398
Independence Contract Drilling, Inc. *	43,330	317,609
ION Geophysical Corp. *	1,487	4,164
Isramco, Inc. *	35	4,585
Key Energy Services, Inc. *	1,526	4,639
Kodiak Oil & Gas Corp. *	3,097	33,417
Magnum Hunter Resources Corp. *	2,000	9,280
Matador Resources Co. *	666	16,164
Matrix Service Co. *	288	7,217
McDermott International, Inc. *	2,022	7,764
Midstates Petroleum Co., Inc. *	288	855
Miller Energy Resources, Inc. *	401	1,395
Mitcham Industries, Inc. *	316	3,223
Natural Gas Services Group, Inc. *	230	5,918
Navios Maritime Acquisition Corp.	707	2,241
Newpark Resources, Inc. *	1,132	12,939
Nordic American Tankers Ltd.	851	7,191
North Atlantic Drilling Ltd.	402	2,488
Northern Oil & Gas, Inc. *	674	7,616

18 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nuverra Environmental Solutions, Inc. *	117	1,108
Pacific Ethanol, Inc. *	171	2,413
Panhandle Oil & Gas, Inc., Class A	112	2,303
Parker Drilling Co. *	1,022	4,538
Parsley Energy, Inc., Class A *	371	6,296
PDC Energy, Inc. *	405	17,707
Penn Virginia Corp. *	604	5,176
PetroQuest Energy, Inc. *	764	3,591
PHI, Inc. - Non Voting Shares *	154	6,890
Pioneer Energy Services Corp. *	762	6,995
Quicksilver Resources, Inc. *	828	453
Renewable Energy Group, Inc. *	128	1,348
Resolute Energy Corp. *	676	2,352
REX American Resources Corp. *	47	3,420
Rex Energy Corp. *	550	4,312
RigNet, Inc. *	67	2,911
Ring Energy, Inc. *	107	1,840
Rosetta Resources, Inc. *	594	22,590
RSP Permian, Inc. *	34,875	853,391
Sanchez Energy Corp. *	415	7,084
Scorpio Tankers, Inc.	169,680	1,481,306
SEACOR Holdings, Inc. *	12,950	1,067,728
SemGroup Corp., Class A	502	38,529
Ship Finance International Ltd.	846	14,543
Solazyme, Inc. *	781	5,990
Stone Energy Corp. *	560	13,720
Swift Energy Co. *	615	4,213
Synergy Resources Corp. *	526	6,412
Teekay Tankers Ltd., Class A	1,281	5,431
Tesco Corp.	532	10,129
TETRA Technologies, Inc. *	1,052	10,026
TransAtlantic Petroleum Ltd. *	161	1,328
Triangle Petroleum Corp. *	903	6,998
VAALCO Energy, Inc. *	727	5,394
Vantage Drilling Co. *	927	897
W&T Offshore, Inc.	463	4,209
Warren Resources, Inc. *	1,494	5,169
Western Refining, Inc.	599	27,308
Westmoreland Coal Co. *	151	5,522
Willbros Group, Inc. *	458	2,688

		10,776,336

Food & Staples Retailing 0.7%
Casey’s General Stores, Inc.	15,130	1,238,693
Ingles Markets, Inc., Class A	68	1,829
Liberator Medical Holdings, Inc.	440	1,267
Natural Grocers by Vitamin Cottage, Inc. *	79	1,431
PriceSmart, Inc.	184	16,382
Roundy’s, Inc.	331	1,115
SpartanNash, Co.	442	9,905
SUPERVALU, Inc. *	1,788	15,430
The Andersons, Inc.	307	19,565
The Chefs’ Warehouse, Inc. *	99	1,769
The Fresh Market, Inc. *	338	12,408
The Pantry, Inc. *	475	12,241
United Natural Foods, Inc. *	577	39,248
Village Super Market, Inc., Class A	150	4,163
Weis Markets, Inc.	99	4,419

		1,379,865

Food, Beverage & Tobacco 1.0%
22nd Century Group, Inc. *	497	1,093
Alico, Inc.	40	1,476
B&G Foods, Inc.	660	19,444
Boulder Brands, Inc. *	689	6,118
Cal-Maine Foods, Inc.	152	13,344
Calavo Growers, Inc.	64	3,107
Chiquita Brands International, Inc. *	516	7,446
Coca-Cola Bottling Co. Consolidated	28	2,532
Craft Brew Alliance, Inc. *	211	2,929
Darling Ingredients, Inc. *	1,786	31,434
Dean Foods Co.	930	13,680
Diamond Foods, Inc. *	149	4,492
Farmer Bros. Co. *	120	3,499
Fresh Del Monte Produce, Inc.	372	11,945
Inventure Foods, Inc. *	208	2,754
J&J Snack Foods Corp.	97	9,994
John B. Sanfilippo & Son, Inc.	86	3,195
Lancaster Colony Corp.	202	18,481
Lifeway Foods, Inc. *	98	1,622
Limoneira Co.	88	2,258
National Beverage Corp. *	228	5,727
Omega Protein Corp. *	133	1,922
Post Holdings, Inc. *	23,867	895,012
Sanderson Farms, Inc.	247	20,743
Seaboard Corp. *	2	6,146
Seneca Foods Corp., Class A *	55	1,478
Snyder’s-Lance, Inc.	528	15,729
The Boston Beer Co., Inc., Class A *	102	25,398
The Hain Celestial Group, Inc. *	6,160	666,820
Tootsie Roll Industries, Inc.	55	1,631
TreeHouse Foods, Inc. *	435	37,049
Universal Corp.	260	11,570
Vector Group Ltd.	775	17,314

		1,867,382

Health Care Equipment & Services 9.9%
Abaxis, Inc.	283	14,903
ABIOMED, Inc. *	24,647	808,175
Acadia Healthcare Co., Inc. *	22,419	1,391,099
Accuray, Inc. *	991	6,273
Air Methods Corp. *	408	19,270
Alliance HealthCare Services, Inc. *	105	2,534
Allscripts Healthcare Solutions, Inc. *	65,900	904,148
Almost Family, Inc. *	220	6,477
Amedisys, Inc. *	483	12,606
AMN Healthcare Services, Inc. *	256	4,390
Amsurg Corp. *	17,666	954,141
Analogic Corp.	182	13,275
AngioDynamics, Inc. *	540	9,180
Anika Therapeutics, Inc. *	101	4,054
Antares Pharma, Inc. *	750	1,553
AtriCure, Inc. *	446	7,778
Atrion Corp.	18	5,940
Bio-Reference Laboratories, Inc. *	408	12,256
BioScrip, Inc. *	891	5,756
Cantel Medical Corp.	294	12,466
Capital Senior Living Corp. *	175	3,938
Cardiovascular Systems, Inc. *	244	7,564

See financial notes 19

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Castlight Health, Inc., Class B *	117	1,464
Centene Corp. *	10,880	1,008,250
Cerus Corp. *	389	1,618
Chemed Corp.	213	22,016
Computer Programs & Systems, Inc.	180	11,336
CONMED Corp.	284	11,925
CorVel Corp. *	11,858	408,152
Cross Country Healthcare, Inc. *	331	3,201
CryoLife, Inc.	266	2,729
Cyberonics, Inc. *	319	16,748
Cynosure, Inc., Class A *	56	1,416
Derma Sciences, Inc. *	127	1,156
DexCom, Inc. *	21,973	987,686
Endologix, Inc. *	32,826	374,216
Exactech, Inc. *	178	3,791
ExamWorks Group, Inc. *	430	16,675
Five Star Quality Care, Inc. *	326	1,346
GenMark Diagnostics, Inc. *	323	3,682
Gentiva Health Services, Inc. *	432	8,510
Globus Medical, Inc., Class A *	37,001	820,312
Greatbatch, Inc. *	288	14,455
Haemonetics Corp. *	26,343	993,658
Hanger, Inc. *	430	10,290
HealthSouth Corp.	21,223	855,924
HealthStream, Inc. *	236	7,307
Healthways, Inc. *	203	3,147
HeartWare International, Inc. *	144	11,105
HMS Holdings Corp. *	21,213	492,778
ICU Medical, Inc. *	23,042	1,633,678
Insulet Corp. *	16,623	717,615
Integra LifeSciences Holdings Corp. *	5,103	260,814
Invacare Corp.	171	2,686
IPC The Hospitalist Co., Inc. *	160	6,666
Kindred Healthcare, Inc.	501	10,897
Landauer, Inc.	74	2,648
LDR Holding Corp. *	85	2,927
LHC Group, Inc. *	240	5,844
Magellan Health, Inc. *	249	15,069
Masimo Corp. *	717	18,097
MedAssets, Inc. *	33,883	733,906
Medidata Solutions, Inc. *	630	28,419
Merge Healthcare, Inc. *	1,173	3,226
Meridian Bioscience, Inc.	185	3,430
Merit Medical Systems, Inc. *	791	11,984
Molina Healthcare, Inc. *	262	12,744
MWI Veterinary Supply, Inc. *	129	21,886
National Healthcare Corp.	93	5,609
National Research Corp., Class A *	104	1,653
Natus Medical, Inc. *	500	17,000
Neogen Corp. *	304	13,346
NuVasive, Inc. *	555	22,699
NxStage Medical, Inc. *	66,898	1,014,174
Omnicell, Inc. *	424	13,699
OraSure Technologies, Inc. *	921	8,243
Orthofix International N.V. *	107	3,140
Owens & Minor, Inc.	849	28,289
PharMerica Corp. *	425	12,193
Quality Systems, Inc.	584	8,824
Quidel Corp. *	77	2,198
RadNet, Inc. *	255	2,372
Rockwell Medical, Inc. *	418	3,645
Select Medical Holdings Corp.	656	9,460
Skilled Healthcare Group, Inc., Class A *	239	1,656
STAAR Surgical Co. *	395	3,780
STERIS Corp.	22,094	1,365,409
SurModics, Inc. *	218	4,720
Symmetry Medical, Inc. *	235	2,327
Team Health Holdings, Inc. *	841	52,596
TearLab Corp. *	102,800	297,092
The Ensign Group, Inc.	165	6,389
The Providence Service Corp. *	220	9,720
The Spectranetics Corp. *	27,505	873,834
Thoratec Corp. *	15,819	429,960
Tornier N.V. *	241	6,736
TransEnterix, Inc. *	315	1,292
Triple-S Management Corp., Class B *	424	9,387
TriVascular Technologies, Inc. *	150	1,988
Unilife Corp. *	233,095	855,459
Universal American Corp. *	375	3,495
Utah Medical Products, Inc.	34	1,931
Vascular Solutions, Inc. *	325	9,558
Vocera Communications, Inc. *	111	1,149
Volcano Corp. *	804	8,136
WellCare Health Plans, Inc. *	451	30,609
West Pharmaceutical Services, Inc.	610	31,262
Wright Medical Group, Inc. *	547	17,296
Zeltiq Aesthetics, Inc. *	177	4,538

		18,992,068

Household & Personal Products 0.0%
Central Garden & Pet Co., Class A *	440	3,780
Elizabeth Arden, Inc. *	249	4,084
Harbinger Group, Inc. *	791	10,394
IGI Laboratories, Inc. *	309	3,031
Inter Parfums, Inc.	107	3,039
Medifast, Inc. *	250	7,935
Nature’s Sunshine Products, Inc.	105	1,564
Nutraceutical International Corp. *	84	1,888
Oil-Dri Corp. of America	61	1,841
Orchids Paper Products Co.	165	4,745
Revlon, Inc., Class A *	69	2,367
Synutra International, Inc. *	329	2,083
USANA Health Sciences, Inc. *	63	7,181
WD-40 Co.	99	7,590

		61,522

Insurance 1.8%
Ambac Financial Group, Inc. *	456	10,433
American Equity Investment Life Holding Co.	960	24,778
AMERISAFE, Inc.	15,681	653,898
AmTrust Financial Services, Inc.	366	16,422
Argo Group International Holdings Ltd.	169	9,430
Baldwin & Lyons, Inc., Class B	70	1,884
Citizens, Inc. *	419	3,055
CNO Financial Group, Inc.	2,506	45,434
Crawford & Co., Class B	204	2,077
Donegal Group, Inc., Class A	120	1,898

20 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
eHealth, Inc. *	289	7,211
EMC Insurance Group, Inc.	64	2,051
Employers Holdings, Inc.	433	8,829
Enstar Group Ltd. *	83	12,290
FBL Financial Group, Inc., Class A	152	7,536
Federated National Holding Co.	70	2,342
First American Financial Corp.	1,164	35,292
Global Indemnity plc *	72	2,087
Greenlight Capital Re Ltd., Class A *	251	8,145
Hallmark Financial Services, Inc. *	183	2,134
HCI Group, Inc.	209	10,626
Hilltop Holdings, Inc. *	738	16,258
Horace Mann Educators Corp.	497	15,114
Independence Holding Co.	146	2,066
Infinity Property & Casualty Corp.	74	5,403
Kansas City Life Insurance Co.	45	2,233
Kemper Corp.	333	12,271
Maiden Holdings Ltd.	628	7,505
Meadowbrook Insurance Group, Inc.	979	6,236
Montpelier Re Holdings Ltd.	573	18,989
National General Holdings Corp.	189	3,544
National Interstate Corp.	57	1,621
National Western Life Insurance Co., Class A	9	2,439
OneBeacon Insurance Group Ltd., Class A	425	6,770
Platinum Underwriters Holdings Ltd.	13,946	873,438
Primerica, Inc.	29,535	1,510,715
RLI Corp.	538	26,679
Safety Insurance Group, Inc.	100	6,238
Selective Insurance Group, Inc.	614	15,853
State Auto Financial Corp.	93	1,946
Stewart Information Services Corp.	370	13,068
Symetra Financial Corp.	750	17,775
The Navigators Group, Inc. *	89	6,060
Third Point Reinsurance Ltd. *	255	3,902
United Fire Group, Inc.	216	7,016
Universal Insurance Holdings, Inc.	206	3,605

		3,454,596

Materials 3.8%
A. Schulman, Inc.	317	11,225
A.M. Castle & Co. *	183	1,345
Advanced Emissions Solutions, Inc. *	178	3,599
AK Steel Holding Corp. *	1,714	12,975
Allied Nevada Gold Corp. *	1,391	1,933
American Vanguard Corp.	404	4,662
Ampco-Pittsburgh Corp.	197	4,293
Axiall Corp.	860	34,658
Balchem Corp.	400	25,880
Berry Plastics Group, Inc. *	856	22,273
Boise Cascade Co. *	248	8,943
Calgon Carbon Corp. *	747	15,709
Century Aluminum Co. *	784	22,956
Chase Corp.	76	2,726
Chemtura Corp. *	913	21,264
Clearwater Paper Corp. *	251	16,152
Coeur Mining, Inc. *	1,259	4,658
Commercial Metals Co.	958	16,564
Deltic Timber Corp.	17,456	1,136,211
Ferro Corp. *	1,023	13,422
Flotek Industries, Inc. *	561	12,432
FutureFuel Corp.	348	4,635
Globe Specialty Metals, Inc.	678	12,753
Gold Resource Corp.	374	1,455
Graphic Packaging Holding Co. *	2,902	35,201
Greif, Inc., Class A	21,700	956,102
H.B. Fuller Co.	575	24,133
Handy & Harman Ltd. *	99	3,496
Hawkins, Inc.	42	1,617
Haynes International, Inc.	111	5,160
Headwaters, Inc. *	639	8,115
Hecla Mining Co.	2,963	6,459
Horsehead Holding Corp. *	490	7,698
Innophos Holdings, Inc.	307	17,499
Innospec, Inc.	22,459	906,670
Intrepid Potash, Inc. *	309	4,156
Kaiser Aluminum Corp.	195	13,562
KapStone Paper & Packaging Corp. *	1,000	30,760
KMG Chemicals, Inc.	78	1,381
Koppers Holdings, Inc.	28,548	1,127,075
Kraton Performance Polymers, Inc. *	526	9,410
Landec Corp. *	485	6,106
Louisiana-Pacific Corp. *	1,580	23,068
LSB Industries, Inc. *	286	10,734
Materion Corp.	153	6,036
Minerals Technologies, Inc.	298	22,860
Molycorp, Inc. *	1,237	1,707
Myers Industries, Inc.	508	7,590
Neenah Paper, Inc.	178	10,860
Noranda Aluminum Holding Corp.	508	2,240
Olin Corp.	775	18,786
OM Group, Inc.	319	8,304
OMNOVA Solutions, Inc. *	246	1,729
P.H. Glatfelter Co.	627	15,819
PolyOne Corp.	1,132	41,895
Quaker Chemical Corp.	100	8,208
Rentech, Inc. *	2,658	4,226
Resolute Forest Products, Inc. *	773	14,347
RTI International Metals, Inc. *	324	7,630
Schnitzer Steel Industries, Inc., Class A	373	8,784
Schweitzer-Mauduit International, Inc.	284	12,229
Senomyx, Inc. *	388	3,073
Sensient Technologies Corp.	23,269	1,377,059
Stepan Co.	149	6,598
Stillwater Mining Co. *	1,215	15,953
SunCoke Energy, Inc. *	956	22,848
Taminco Corp. *	131	3,392
Trecora Resources *	525	6,904
Tredegar Corp.	361	6,866
Tronox Ltd., Class A	498	12,042
UFP Technologies, Inc. *	86	1,894
United States Lime & Minerals, Inc.	34	2,384
Universal Stainless & Alloy Products, Inc. *	115	2,957
US Concrete, Inc. *	109	2,692
US Silica Holdings, Inc.	585	26,267
Walter Energy, Inc.	517	1,246
Wausau Paper Corp.	522	5,163
Worthington Industries, Inc.	533	20,600

See financial notes 21

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zep, Inc.	59,006	947,636

		7,269,949

Media 0.7%
AH Belo Corp., Class A	155	1,784
AMC Entertainment Holdings, Inc., Class A	133	3,378
Carmike Cinemas, Inc. *	244	7,820
Central European Media Enterprises Ltd., Class A *	775	1,883
Cinedigm Corp., Class A *	686	1,063
Crown Media Holdings, Inc., Class A *	678	2,366
Cumulus Media, Inc., Class A *	1,288	4,972
Daily Journal Corp. *	27	4,932
Dex Media, Inc. *	151	1,176
Entercom Communications Corp., Class A *	610	6,271
Entravision Communications Corp., Class A	301	1,553
Eros International plc *	135	2,492
Global Sources Ltd. *	230	1,686
Gray Television, Inc. *	475	4,389
Harte-Hanks, Inc.	611	3,978
Hemisphere Media Group, Inc. *	122	1,562
Journal Communications, Inc., Class A *	904	8,868
Lee Enterprises, Inc. *	514	1,917
Loral Space & Communications, Inc. *	92	7,038
MDC Partners, Inc., Class A	381	7,887
Media General, Inc. *	488	7,291
Meredith Corp.	416	21,690
National CineMedia, Inc.	417	6,630
New Media Investment Group, Inc.	54,623	1,041,114
Nexstar Broadcasting Group, Inc., Class A	390	17,597
Radio One, Inc., Class D *	373	929
ReachLocal, Inc. *	133	602
Reading International, Inc., Class A *	278	2,772
Rentrak Corp. *	82	6,303
Saga Communications, Inc., Class A	146	5,855
Scholastic Corp.	400	13,924
SFX Entertainment, Inc. *	382	1,963
Sinclair Broadcast Group, Inc., Class A	842	24,460
Sizmek, Inc. *	490	2,808
The E.W. Scripps Co., Class A *	356	6,835
The McClatchy Co., Class A *	578	2,058
The New York Times Co., Class A	1,200	15,408
Time, Inc. *	1,143	25,820
World Wrestling Entertainment, Inc., Class A	170	2,100

		1,283,174

Pharmaceuticals, Biotechnology & Life Sciences 7.4%
ACADIA Pharmaceuticals, Inc. *	837	23,185
Accelerate Diagnostics, Inc. *	200	4,344
Acceleron Pharma, Inc. *	145	5,362
AcelRx Pharmaceuticals, Inc. *	200	1,326
Achillion Pharmaceuticals, Inc. *	1,341	15,757
Acorda Therapeutics, Inc. *	454	15,808
Actinium Pharmaceuticals, Inc. *	203	1,435
Aegerion Pharmaceuticals, Inc. *	290	5,855
Aerie Pharmaceuticals, Inc. *	85	2,144
Affymetrix, Inc. *	895	8,064
Agenus, Inc. *	525	1,565
Agios Pharmaceuticals, Inc. *	137	11,512
Akebia Therapeutics, Inc. *	66	855
Akorn, Inc. *	26,242	1,169,081
Albany Molecular Research, Inc. *	150	3,489
Alder Biopharmaceuticals, Inc. *	97	1,737
Alimera Sciences, Inc. *	304	1,733
AMAG Pharmaceuticals, Inc. *	61,105	2,017,076
Ampio Pharmaceuticals, Inc. *	296	1,148
Anacor Pharmaceuticals, Inc. *	306	8,999
ANI Pharmaceuticals, Inc. *	59	2,004
Applied Genetic Technologies Corp. *	57	1,146
Aratana Therapeutics, Inc. *	208	2,330
Arena Pharmaceuticals, Inc. *	2,745	11,968
ARIAD Pharmaceuticals, Inc. *	1,556	9,274
Array BioPharma, Inc. *	1,190	4,272
Arrowhead Research Corp. *	512	3,338
Auspex Pharmaceuticals, Inc. *	83	2,249
Auxilium Pharmaceuticals, Inc. *	736	23,677
Avanir Pharmaceuticals, Inc. *	2,289	29,620
Bio-Path Holdings, Inc. *	575	1,679
BioCryst Pharmaceuticals, Inc. *	681	7,981
BioDelivery Sciences International, Inc. *	653	11,362
BioTime, Inc. *	427	1,448
Bluebird Bio, Inc. *	174	7,306
Cambrex Corp. *	360	7,589
Cancer Genetics, Inc. *	46,580	344,692
Catalent, Inc. *	305	7,939
Celldex Therapeutics, Inc. *	1,074	17,989
Cellular Dynamics International, Inc. *	122	948
Cempra, Inc. *	296	4,026
Cepheid *	857	45,430
Charles River Laboratories International, Inc. *	32,100	2,027,436
ChemoCentryx, Inc. *	121	680
Chimerix, Inc. *	251	7,791
Clovis Oncology, Inc. *	235	14,020
Corcept Therapeutics, Inc. *	907	2,948
CTI BioPharma, Corp. *	1,000	2,440
Cytokinetics, Inc. *	140	514
Cytori Therapeutics, Inc. *	742	385
CytRx Corp. *	506	1,447
Dendreon Corp. *	2,516	2,464
Depomed, Inc. *	764	11,766
Durata Therapeutics, Inc. *	244	5,863
Dyax Corp. *	1,483	18,345
Dynavax Technologies Corp. *	2,128	3,490
Emergent Biosolutions, Inc. *	323	7,306
Enanta Pharmaceuticals, Inc. *	93	3,999
Endocyte, Inc. *	330	1,975
Enzo Biochem, Inc. *	358	1,869
Epizyme, Inc. *	125	3,316
Exact Sciences Corp. *	972	23,396

22 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Exelixis, Inc. *	2,672	4,542
Five Prime Therapeutics, Inc. *	157	2,047
Fluidigm Corp. *	308	8,932
Foundation Medicine, Inc. *	105	2,717
Galectin Therapeutics, Inc. *	188	1,019
Galena Biopharma, Inc. *	1,426	2,923
Genomic Health, Inc. *	321	11,665
Geron Corp. *	1,639	3,655
Halozyme Therapeutics, Inc. *	1,180	11,352
Heron Therapeutics, Inc. *	194	1,711
Horizon Pharma plc *	65,134	842,834
Hyperion Therapeutics, Inc. *	147	3,572
ICON plc *	33,240	1,748,756
Idera Pharmaceuticals, Inc. *	589	1,502
ImmunoGen, Inc. *	1,054	9,760
Immunomedics, Inc. *	1,236	4,882
Impax Laboratories, Inc. *	865	25,059
Infinity Pharmaceuticals, Inc. *	426	5,802
Inovio Pharmaceuticals, Inc. *	539	6,123
Insmed, Inc. *	337	4,782
Insys Therapeutics, Inc. *	136	5,532
Intra-Cellular Therapies, Inc. *	139	2,154
Intrexon Corp. *	326	7,276
Ironwood Pharmaceuticals, Inc. *	1,156	16,207
Isis Pharmaceuticals, Inc. *	1,187	54,673
Karyopharm Therapeutics, Inc. *	111	4,560
Keryx Biopharmaceuticals, Inc. *	1,338	22,545
Kindred Biosciences, Inc. *	95	871
KYTHERA Biopharmaceuticals, Inc. *	154	5,428
Lannett Co., Inc. *	12,680	719,210
Lexicon Pharmaceuticals, Inc. *	2,643	3,832
Ligand Pharmaceuticals, Inc. *	171	9,451
Luminex Corp. *	628	11,932
MacroGenics, Inc. *	170	3,619
MannKind Corp. *	2,261	13,589
Merrimack Pharmaceuticals, Inc. *	1,070	9,812
MiMedx Group, Inc. *	897	9,131
Mirati Therapeutics, Inc. *	77	1,291
Momenta Pharmaceuticals, Inc. *	705	7,692
Myriad Genetics, Inc. *	17,120	676,069
NanoViricides, Inc. *	389	1,482
Navidea Biopharmaceuticals, Inc. *	1,179	1,592
Nektar Therapeutics *	1,261	17,389
NeoStem, Inc. *	266	1,365
Neuralstem, Inc. *	613	1,686
Neurocrine Biosciences, Inc. *	767	14,205
NewLink Genetics Corp. *	187	6,106
Northwest Biotherapeutics, Inc. *	349	1,836
Novavax, Inc. *	2,146	12,018
NPS Pharmaceuticals, Inc. *	19,752	541,205
Ohr Pharmaceutical, Inc. *	230	1,668
Omeros Corp. *	332	5,501
OncoMed Pharmaceuticals, Inc. *	102	2,119
Oncothyreon, Inc. *	612	1,102
Ophthotech Corp. *	140	5,841
OPKO Health, Inc. *	2,159	18,028
Orexigen Therapeutics, Inc. *	1,210	4,913
Organovo Holdings, Inc. *	547	3,577
Osiris Therapeutics, Inc. *	165	2,249
OvaScience, Inc. *	118	2,305
Pacific Biosciences of California, Inc. *	687	4,507
Pacira Pharmaceuticals, Inc. *	10,705	993,638
Pain Therapeutics, Inc. *	314	546
PAREXEL International Corp. *	17,616	956,725
PDL BioPharma, Inc.	1,198	10,219
Peregrine Pharmaceuticals, Inc. *	2,024	3,238
Pernix Therapeutics Holdings, Inc. *	319	3,110
Phibro Animal Health Corp., Class A	28,185	730,555
Portola Pharmaceuticals, Inc. *	338	9,633
POZEN, Inc. *	383	3,474
Prestige Brands Holdings, Inc. *	728	25,786
Progenics Pharmaceuticals, Inc. *	448	2,164
Prothena Corp. plc *	221	4,847
PTC Therapeutics, Inc. *	208	8,501
Puma Biotechnology, Inc. *	242	60,645
Raptor Pharmaceutical Corp. *	744	7,150
Receptos, Inc. *	147	15,237
Regulus Therapeutics, Inc. *	229	4,571
Relypsa, Inc. *	149	3,065
Repligen Corp. *	220	5,548
Repros Therapeutics, Inc. *	264	1,674
Retrophin, Inc. *	196	1,897
Revance Therapeutics, Inc. *	57	1,149
Rigel Pharmaceuticals, Inc. *	997	1,974
Sagent Pharmaceuticals, Inc. *	206	6,518
Sangamo BioSciences, Inc. *	652	7,915
Sarepta Therapeutics, Inc. *	472	7,632
SciClone Pharmaceuticals, Inc. *	344	2,628
Sequenom, Inc. *	1,119	3,659
Spectrum Pharmaceuticals, Inc. *	960	7,277
Stemline Therapeutics, Inc. *	66	1,016
Sunesis Pharmaceuticals, Inc. *	599	1,018
Supernus Pharmaceuticals, Inc. *	327	2,626
Synageva BioPharma Corp. *	221	16,739
Synergy Pharmaceuticals, Inc. *	849	2,912
Synta Pharmaceuticals Corp. *	932	2,759
TESARO, Inc. *	176	4,896
Tetraphase Pharmaceuticals, Inc. *	213	5,091
TG Therapeutics, Inc. *	269	2,956
The Medicines Co. *	11,852	300,093
TherapeuticsMD, Inc. *	1,025	4,551
Theravance Biopharma, Inc. *	214	3,916
Theravance, Inc.	782	12,528
Threshold Pharmaceuticals, Inc. *	1,100	3,223
Ultragenyx Pharmaceutical, Inc. *	70	3,291
Vanda Pharmaceuticals, Inc. *	478	5,741
Verastem, Inc. *	132	1,253
Versartis, Inc. *	63	1,254
Vital Therapies, Inc. *	63	1,087
VIVUS, Inc. *	1,152	3,905
Xencor, Inc. *	161	1,737
XenoPort, Inc. *	356	2,414
XOMA Corp. *	1,300	5,577
ZIOPHARM Oncology, Inc. *	1,259	4,180
Zogenix, Inc. *	1,020	1,295

		14,216,428

Real Estate 4.6%
Acadia Realty Trust	578	18,034
AG Mortgage Investment Trust, Inc.	79	1,507

See financial notes 23

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Agree Realty Corp.	205	6,275
Alexander & Baldwin, Inc.	485	19,415
Alexander’s, Inc.	13	5,746
Altisource Asset Management Corp. *	14	7,560
Altisource Portfolio Solutions S.A. *	138	10,303
Altisource Residential Corp.	549	12,748
American Assets Trust, Inc.	432	16,563
American Capital Mortgage Investment Corp.	401	7,856
American Realty Capital Healthcare Trust, Inc.	1,536	17,357
American Residential Properties, Inc. *	107	2,033
Anworth Mortgage Asset Corp.	1,734	8,999
Apollo Commercial Real Estate Finance, Inc.	505	8,302
Apollo Residential Mortgage, Inc.	435	7,256
Ares Commercial Real Estate Corp.	400	4,864
ARMOUR Residential REIT, Inc.	4,721	18,695
Ashford Hospitality Prime, Inc.	188	3,258
Ashford Hospitality Trust	944	10,667
Associated Estates Realty Corp.	410	8,007
AV Homes, Inc. *	99	1,484
Aviv REIT, Inc.	151	5,093
Campus Crest Communities, Inc.	754	4,780
Capstead Mortgage Corp.	1,244	15,811
CareTrust REIT, Inc. *	165	2,562
Cedar Realty Trust, Inc.	1,016	6,990
Chambers Street Properties	2,296	18,850
Chatham Lodging Trust	243	6,226
Chesapeake Lodging Trust	702	23,194
Colony Financial, Inc.	1,436	31,994
Consolidated-Tomoka Land Co.	43	2,244
CorEnergy Infrastructure Trust, Inc.	233	1,750
CoreSite Realty Corp.	342	12,661
Cousins Properties, Inc.	1,917	24,940
CubeSmart	1,627	34,248
CyrusOne, Inc.	81	2,212
CYS Investments, Inc.	2,209	19,726
DCT Industrial Trust, Inc.	2,844	24,373
DiamondRock Hospitality Co.	68,658	985,242
DuPont Fabros Technology, Inc.	773	23,940
Dynex Capital, Inc.	582	4,900
EastGroup Properties, Inc.	304	20,933
Education Realty Trust, Inc.	83,265	937,564
Empire State Realty Trust, Inc., Class A	745	11,890
EPR Properties	484	27,152
Equity One Ltd	911	21,864
Excel Trust, Inc.	688	8,944
FelCor Lodging Trust, Inc.	1,531	16,428
First Industrial Realty Trust, Inc.	1,384	27,030
First Potomac Realty Trust	864	10,800
Forestar Group, Inc. *	464	8,097
Franklin Street Properties Corp.	1,246	14,940
Getty Realty Corp.	457	8,505
Gladstone Commercial Corp.	438	7,928
Glimcher Realty Trust	1,953	26,815
Government Properties Income Trust	948	21,633
Gramercy Property Trust, Inc.	1,200	7,500
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	148	2,069
Hatteras Financial Corp.	898	17,098
Healthcare Realty Trust, Inc.	1,244	32,929
Hersha Hospitality Tr	1,749	12,750
Highwoods Properties, Inc.	1,104	47,328
Hudson Pacific Properties, Inc.	811	22,148
Inland Real Estate Corp.	1,250	13,263
Invesco Mortgage Capital, Inc.	1,531	25,323
Investors Real Estate Trust	823	6,913
iStar Financial, Inc. *	1,209	17,156
Kennedy-Wilson Holdings, Inc.	730	19,776
Kite Realty Group Trust	441	11,417
LaSalle Hotel Properties	29,821	1,169,281
Lexington Realty Trust	1,679	18,402
LTC Properties, Inc.	485	20,341
Mack-Cali Realty Corp.	841	15,752
Medical Properties Trust, Inc.	1,708	23,041
Monmouth Real Estate Investment Corp.	752	8,422
National Health Investors, Inc.	278	18,323
New Residential Investment Corp.	1,149	14,225
New York Mortgage Trust, Inc.	1,050	8,201
New York REIT, Inc.	1,357	15,226
Newcastle Investment Corp.	92,848	2,242,279
Owens Realty Mortgage, Inc.	118	1,764
Parkway Properties, Inc.	583	11,689
Pebblebrook Hotel Trust	760	32,376
Pennsylvania Real Estate Investment Trust	629	13,479
PennyMac Mortgage Investment Trust	872	18,826
Physicians Realty Trust	281	4,311
Potlatch Corp.	420	18,476
PS Business Parks, Inc.	150	12,633
QTS Realty Trust, Inc., Class A	97	3,416
RAIT Financial Trust	1,290	9,456
Ramco-Gershenson Properties Trust	1,123	19,630
Redwood Trust, Inc.	711	13,360
Resource Capital Corp.	1,460	7,723
Retail Opportunity Investments Corp.	927	15,147
Rexford Industrial Realty, Inc.	216	3,337
RLJ Lodging Trust	1,430	46,075
Rouse Properties, Inc.	488	8,886
Ryman Hospitality Properties, Inc.	493	24,330
Sabra Health Care REIT, Inc.	591	16,885
Saul Centers, Inc.	205	11,265
Select Income REIT	316	7,745
Silver Bay Realty Trust Corp.	373	6,315
Sovran Self Storage, Inc.	372	31,653
STAG Industrial, Inc.	633	15,445
Starwood Waypoint Residential Trust	293	7,671
Strategic Hotels & Resorts, Inc. *	2,342	30,095
Summit Hotel Properties, Inc.	161,980	1,885,447
Sun Communities, Inc.	453	26,260
Sunstone Hotel Investors, Inc.	1,913	29,288
Tejon Ranch Co. *	159	4,799
Terreno Realty Corp.	337	7,097
The Geo Group, Inc.	928	37,064
The St. Joe Co. *	471	9,020
Trade Street Residential, Inc.	265	1,829
UMH Properties, Inc.	706	7,131

24 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Universal Health Realty Income Trust	106	5,136
Urstadt Biddle Properties, Inc., Class A	224	4,845
Washington Real Estate Investment Trust	491	13,876
Western Asset Mortgage Capital Corp.	145	2,178
Whitestone REIT	404	6,060

		8,840,369

Retailing 3.4%
Aeropostale, Inc. *	1,044	3,142
America’s Car-Mart, Inc. *	38	1,747
American Eagle Outfitters, Inc.	1,903	24,492
ANN, Inc. *	574	22,036
Asbury Automotive Group, Inc. *	397	27,806
Ascena Retail Group, Inc. *	87,700	1,091,865
Barnes & Noble, Inc. *	342	7,462
bebe stores, Inc.	766	1,754
Blue Nile, Inc. *	112	3,976
Brown Shoe Co., Inc.	497	13,215
Build-A-Bear Workshop, Inc. *	136	2,305
Burlington Stores, Inc. *	243	10,191
Christopher & Banks Corp. *	284	1,855
Conn’s, Inc. *	257	7,995
Core-Mark Holding Co., Inc.	210	12,186
Coupons.com, Inc. *	106	1,476
Destination Maternity Corp.	197	2,951
Express, Inc. *	813	12,171
Five Below, Inc. *	495	19,736
Francesca’s Holdings Corp. *	331	3,942
Fred’s, Inc., Class A	77,810	1,221,617
FTD Cos., Inc. *	208	7,317
Genesco, Inc. *	257	19,709
Group 1 Automotive, Inc.	250	21,358
Guess?, Inc.	504	11,174
Haverty Furniture Cos, Inc.	81	1,783
hhgregg, Inc. *	110	570
Hibbett Sports, Inc. *	290	13,163
HSN, Inc.	417	27,551
Kirkland’s, Inc. *	300	5,340
Lands’ End, Inc. *	107	5,079
Lithia Motors, Inc., Class A	246	19,095
Lumber Liquidators Holdings, Inc. *	321	17,260
MarineMax, Inc. *	149	2,856
Mattress Firm Holding Corp. *	92	5,814
Monro Muffler Brake, Inc.	329	17,582
Nutrisystem, Inc.	158	2,661
Office Depot, Inc. *	5,328	27,812
Orbitz Worldwide, Inc. *	429	3,548
Outerwall, Inc. *	264	16,703
PetMed Express, Inc.	284	3,752
Pier 1 Imports, Inc.	991	12,784
Pool Corp.	494	29,492
Rent-A-Center, Inc.	485	15,020
Restoration Hardware Holdings, Inc. *	10,751	863,520
RetailMeNot, Inc. *	286	6,023
Select Comfort Corp. *	587	15,080
Shoe Carnival, Inc.	70	1,288
Shutterfly, Inc. *	460	19,242
Sonic Automotive, Inc., Class A	451	11,225
Stage Stores, Inc.	58,893	993,525
Stein Mart, Inc.	616	8,242
Systemax, Inc. *	178	2,723
The Bon-Ton Stores, Inc.	370	3,260
The Buckle, Inc.	280	13,812
The Cato Corp., Class A	45,576	1,625,696
The Children’s Place, Inc.	270	13,298
The Container Store Group, Inc. *	102	1,881
The Finish Line, Inc., Class A	661	17,497
The Men’s Wearhouse, Inc.	637	29,958
The Pep Boys - Manny, Moe & Jack *	705	6,719
Tile Shop Holdings, Inc. *	190	1,636
Tilly’s, Inc., Class A *	145	1,032
Tuesday Morning Corp. *	543	11,072
ValueVision Media, Inc., Class A *	338	1,913
Vitamin Shoppe, Inc. *	384	18,021
VOXX International Corp. *	301	2,568
West Marine, Inc. *	151	1,486
Weyco Group, Inc.	68	2,118
Winmark Corp.	26	2,139
Zumiez, Inc. *	232	7,744

		6,464,061

Semiconductors & Semiconductor Equipment 1.0%
Advanced Energy Industries, Inc. *	466	9,217
Alpha & Omega Semiconductor Ltd. *	218	2,021
Ambarella, Inc. *	269	11,914
Amkor Technology, Inc. *	1,019	6,909
Applied Micro Circuits Corp. *	734	4,749
Audience, Inc. *	351	1,309
Axcelis Technologies, Inc. *	913	1,990
Brooks Automation, Inc.	992	12,231
Cabot Microelectronics Corp. *	357	17,218
Cavium, Inc. *	535	27,451
CEVA, Inc. *	286	4,662
Cirrus Logic, Inc. *	607	11,715
Cypress Semiconductor Corp. *	1,394	13,815
Diodes, Inc. *	365	9,428
DSP Group, Inc. *	206	1,996
Entegris, Inc. *	1,145	15,549
Entropic Communications, Inc. *	936	2,340
Fairchild Semiconductor International, Inc. *	1,004	15,411
FormFactor, Inc. *	1,000	7,970
Inphi Corp. *	480	7,430
Integrated Device Technology, Inc. *	1,097	18,002
Integrated Silicon Solution, Inc.	213	2,893
International Rectifier Corp. *	912	36,270
Intersil Corp., Class A	1,102	14,646
IXYS Corp.	155	1,809
Kopin Corp. *	1,298	4,932
Lattice Semiconductor Corp. *	1,055	7,079
MaxLinear, Inc., Class A *	247	1,751
Micrel, Inc.	65,613	796,542
Microsemi Corp. *	19,904	518,897
MKS Instruments, Inc.	523	19,037
Monolithic Power Systems, Inc.	496	21,918

See financial notes 25

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Nanometrics, Inc. *	425	5,755
NVE Corp. *	36	2,580
OmniVision Technologies, Inc. *	720	19,282
PDF Solutions, Inc. *	270	3,502
Peregrine Semiconductor Corp. *	678	8,428
Photronics, Inc. *	432	3,884
PMC-Sierra, Inc. *	1,362	10,610
Power Integrations, Inc.	378	19,036
QuickLogic Corp. *	527	1,518
Rambus, Inc. *	1,073	12,286
RF Micro Devices, Inc. *	2,700	35,127
Rubicon Technology, Inc. *	163	722
Rudolph Technologies, Inc. *	600	5,268
Semtech Corp. *	713	18,096
Silicon Image, Inc. *	1,158	6,207
Silicon Laboratories, Inc. *	339	15,455
Spansion, Inc., Class A *	809	16,649
Synaptics, Inc. *	343	23,472
Tessera Technologies, Inc.	654	19,875
TriQuint Semiconductor, Inc. *	1,917	41,465
Ultra Clean Holdings, Inc. *	244	2,142
Ultratech, Inc. *	231	4,419
Veeco Instruments, Inc. *	395	14,216
Vitesse Semiconductor Corp. *	517	1,799
Xcerra Corp. *	694	5,892

		1,926,786

Software & Services 9.0%
ACI Worldwide, Inc. *	1,023	19,683
Actua Corp. *	53,148	999,182
Actuate Corp. *	877	3,762
Acxiom Corp. *	688	12,962
Advent Software, Inc.	481	16,623
American Software, Inc., Class A	406	3,922
Angie’s List, Inc. *	432	3,011
Aspen Technology, Inc. *	27,907	1,030,606
AVG Technologies NV *	124	2,222
Bankrate, Inc. *	551	5,984
Barracuda Networks, Inc. *	64	2,058
Bazaarvoice, Inc. *	958	7,137
Benefitfocus, Inc. *	40	1,108
Blackbaud, Inc.	615	27,368
Blackhawk Network Holdings, Inc. *	497	17,176
Blucora, Inc. *	440	7,458
Bottomline Technologies de, Inc. *	560	14,050
Brightcove, Inc. *	325	2,083
BroadSoft, Inc. *	386	8,839
CACI International, Inc., Class A *	333	27,403
Callidus Software, Inc. *	675	9,511
Carbonite, Inc. *	132	1,444
Cardtronics, Inc. *	33,835	1,298,926
Cass Information Systems, Inc.	37	1,759
ChannelAdvisor Corp. *	195	2,709
Ciber, Inc. *	1,423	4,653
CommVault Systems, Inc. *	494	21,904
Compuware Corp.	1,722	17,478
comScore, Inc. *	464	19,553
Comverse, Inc. *	197	4,295
Constant Contact, Inc. *	250	8,840
Convergys Corp.	1,033	20,836
Conversant, Inc. *	862	30,385
Cornerstone OnDemand, Inc. *	13,634	494,505
Covisint Corp. *	241	696
Criteo S.A. ADR *	24,770	760,191
CSG Systems International, Inc.	200	5,302
Cvent, Inc. *	139	3,606
Cyan, Inc. *	556	1,751
Datalink Corp. *	156	1,973
Dealertrack Technologies, Inc. *	475	22,349
Demand Media, Inc. *	75	528
Demandware, Inc. *	293	17,565
Dice Holdings, Inc. *	775	7,727
Digimarc Corp.	79	2,290
Digital River, Inc. *	610	15,598
E2open, Inc. *	171	999
EarthLink Holdings Corp.	768	2,749
Ebix, Inc.	353	5,207
Ellie Mae, Inc. *	167	6,409
Endurance International Group Holdings Inc *	24,743	411,229
EnerNOC, Inc. *	440	6,499
Envestnet, Inc. *	355	15,769
EPAM Systems, Inc. *	311	14,847
Epiq Systems, Inc.	423	6,785
ePlus, Inc. *	28	1,710
Euronet Worldwide, Inc. *	523	28,069
EVERTEC, Inc.	651	14,778
Everyday Health, Inc. *	96	1,312
ExlService Holdings, Inc. *	420	11,756
Fair Isaac Corp.	433	26,976
FleetMatics Group plc *	28,423	1,055,630
Forrester Research, Inc.	33,139	1,334,839
Gigamon, Inc. *	223	3,332
Global Cash Access Holdings, Inc. *	785	5,723
Global Eagle Entertainment, Inc. *	351	4,293
Glu Mobile, Inc. *	631	2,442
Gogo, Inc. *	544	9,036
GrubHub, Inc. *	109	3,963
GTT Communications, Inc. *	179	2,323
Guidewire Software, Inc. *	703	35,108
Heartland Payment Systems, Inc.	470	24,276
Higher One Holdings, Inc. *	570	1,465
iGATE Corp. *	336	12,449
Imperva, Inc. *	182	7,457
Infoblox, Inc. *	497	8,022
Interactive Intelligence Group, Inc. *	204	9,845
Internap Network Services Corp. *	101,059	809,483
Intralinks Holdings, Inc. *	807	6,972
j2 Global, Inc.	490	26,504
Jive Software, Inc. *	313	1,912
Kofax, Ltd. *	496	3,150
Limelight Networks, Inc. *	612	1,493
Lionbridge Technologies, Inc. *	447	2,159
Liquidity Services, Inc. *	238	3,042
LivePerson, Inc. *	533	7,675
LogMeIn, Inc. *	14,911	716,474
Manhattan Associates, Inc. *	26,134	1,048,235
ManTech International Corp., Class A	165	4,646
Marchex, Inc., Class B	207	793
Marin Software, Inc. *	124,101	1,110,704
Marketo, Inc. *	239	7,713
MAXIMUS, Inc.	36,272	1,757,741

26 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Mentor Graphics Corp.	1,019	21,593
MicroStrategy, Inc., Class A *	122	19,627
Millennial Media, Inc. *	703	1,441
Model N, Inc. *	157	1,531
ModusLink Global Solutions, Inc. *	891	3,119
MoneyGram International, Inc. *	348	2,993
Monotype Imaging Holdings, Inc.	481	13,761
Monster Worldwide, Inc. *	941	3,632
Move, Inc. *	581	12,172
NetScout Systems, Inc. *	369	13,601
NeuStar, Inc., Class A *	653	17,246
NIC, Inc.	599	11,040
Pegasystems, Inc.	525	11,377
Perficient, Inc. *	270	4,477
Progress Software Corp. *	541	14,012
Proofpoint, Inc. *	22,194	977,424
PROS Holdings, Inc. *	257	7,191
Q2 Holdings, Inc. *	116	1,750
QAD, Inc., Class A	148	3,183
Qlik Technologies, Inc. *	1,050	29,767
Qualys, Inc. *	152	4,876
QuinStreet, Inc. *	551	2,232
Rally Software Development Corp. *	231	2,361
RealPage, Inc. *	505	10,034
Reis, Inc.	91	2,129
Rightside Group Ltd. *	75	710
Rocket Fuel, Inc. *	170	2,655
Rosetta Stone, Inc. *	128	1,225
Sapiens International Corp. N.V. *	293	2,321
Sapient Corp. *	1,309	22,672
Science Applications International Corp.	320	15,651
SciQuest, Inc. *	370	5,517
Seachange International, Inc. *	550	3,718
ServiceSource International, Inc. *	546	2,086
Shutterstock, Inc. *	143	11,120
Silver Spring Networks, Inc. *	299	2,864
SPS Commerce, Inc. *	166	9,678
SS&C Technologies Holdings, Inc. *	586	28,316
Stamps.com, Inc. *	166	6,125
Sykes Enterprises, Inc. *	329	7,087
Synchronoss Technologies, Inc. *	435	22,476
Syntel, Inc. *	187	16,196
Take-Two Interactive Software, Inc. *	1,157	30,603
Tangoe, Inc. *	25,640	376,139
TechTarget, Inc. *	391	3,730
Telenav, Inc. *	470	3,393
TeleTech Holdings, Inc. *	251	6,478
Textura, Corp. *	171	4,555
The Hackett Group, Inc.	327	2,292
The Rubicon Project, Inc. *	43,340	496,676
The Ultimate Software Group, Inc. *	293	44,099
TiVo, Inc. *	1,233	16,091
Travelzoo, Inc. *	203	2,657
Tremor Video, Inc. *	389	914
Trulia, Inc. *	368	17,167
Tyler Technologies, Inc. *	384	42,977
Unisys Corp. *	582	14,922
Unwired Planet, Inc. *	802	1,243
VASCO Data Security International, Inc. *	391	9,900
Verint Systems, Inc. *	8,076	464,289
VirnetX Holding Corp. *	369	2,166
Virtusa Corp. *	18,051	739,730
Vistaprint N.V. *	301	20,125
Vringo, Inc. *	563	580
Web.com Group, Inc. *	624	12,811
WebMD Health Corp. *	371	15,834
WEX, Inc. *	443	50,307
Wix.com Ltd. *	132	2,243
XO Group, Inc. *	322	4,099
Xoom Corp. *	297	4,485
Zix Corp. *	1,200	3,960

		17,320,455

Technology Hardware & Equipment 5.5%
ADTRAN, Inc.	544	11,538
Agilysys, Inc. *	137	1,548
Alliance Fiber Optic Products, Inc.	175	2,259
Anixter International, Inc.	285	24,273
Applied Optoelectronics, Inc. *	98	1,582
Aruba Networks, Inc. *	45,782	987,976
Badger Meter, Inc.	136	7,741
Bel Fuse, Inc., Class B	120	3,395
Belden, Inc.	39,306	2,798,194
Benchmark Electronics, Inc. *	401	9,512
Black Box Corp.	134	2,947
CalAmp Corp. *	43,084	830,660
Calix, Inc. *	848	9,167
Checkpoint Systems, Inc. *	467	6,192
Ciena Corp. *	1,307	21,905
Cognex Corp. *	862	34,101
Coherent, Inc. *	13,004	847,211
Comtech Telecommunications Corp.	298	11,345
Control4 Corp. *	253	3,924
Cray, Inc. *	415	14,384
CTS Corp.	176	3,238
CUI Global, Inc. *	193	1,579
Daktronics, Inc.	790	10,515
Diebold, Inc.	35,900	1,271,937
Dot Hill Systems Corp. *	445	1,758
DTS, Inc. *	346	10,304
Electro Rent Corp.	245	3,734
Electro Scientific Industries, Inc.	263	1,867
Electronics for Imaging, Inc. *	400	18,288
Emulex Corp. *	794	4,494
Extreme Networks, Inc. *	1,418	5,091
Fabrinet *	249	4,534
FARO Technologies, Inc. *	117	6,552
FEI Co.	463	39,022
Finisar Corp. *	1,149	19,211
GSI Group, Inc. *	370	4,754
Harmonic, Inc. *	788	5,256
II-VI, Inc. *	798	10,765
Immersion Corp. *	129	1,086
Infinera Corp. *	962	13,978
Insight Enterprises, Inc. *	288	6,552
InterDigital, Inc.	486	24,023
Intevac, Inc. *	212	1,569
InvenSense, Inc. *	666	10,796
Itron, Inc. *	317	12,341
Ixia *	345	3,322
Kemet Corp. *	1,092	5,242

See financial notes 27

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
KVH Industries, Inc. *	129	1,667
Littelfuse, Inc.	273	26,628
Maxwell Technologies, Inc. *	343	3,999
Mercury Systems, Inc. *	600	8,388
Mesa Laboratories, Inc.	31	2,367
Methode Electronics, Inc.	461	18,154
MTS Systems Corp.	3,724	245,821
Multi-Fineline Electronix, Inc. *	162	1,644
NETGEAR, Inc. *	527	17,939
Newport Corp. *	655	11,718
Nimble Storage, Inc. *	59	1,614
Numerex Corp., Class A *	148	1,930
Oclaro, Inc. *	788	1,237
Oplink Communications, Inc.	255	5,317
OSI Systems, Inc. *	237	16,799
Park Electrochemical Corp.	140	3,612
ParkerVision, Inc. *	408	534
PC Connection, Inc.	112	2,671
Plantronics, Inc.	482	25,001
Plexus Corp. *	453	18,732
Polycom, Inc. *	1,014	13,263
Procera Networks, Inc. *	410	3,071
QLogic Corp. *	849	10,027
Quantum Corp. *	1,535	1,965
RealD, Inc. *	627	7,098
Rofin-Sinar Technologies, Inc. *	393	8,799
Rogers Corp. *	112	7,657
Ruckus Wireless, Inc. *	55,539	720,896
Sanmina Corp. *	993	24,895
ScanSource, Inc. *	33,806	1,290,713
ShoreTel, Inc. *	692	5,598
Silicon Graphics International Corp. *	411	3,567
Sonus Networks, Inc. *	1,630	5,656
Speed Commerce, Inc. *	612	1,818
Super Micro Computer, Inc. *	479	15,309
SYNNEX Corp.	8,707	602,350
Tessco Technologies, Inc.	65	2,064
TTM Technologies, Inc. *	856	5,915
Ubiquiti Networks, Inc.	270	9,658
Universal Display Corp. *	493	15,421
ViaSat, Inc. *	418	26,184
Violin Memory, Inc. *	593	2,870
Vishay Precision Group, Inc. *	109	1,852
Zebra Technologies Corp., Class A *	4,300	317,125

		10,651,205

Telecommunication Services 1.7%
8x8, Inc. *	66,022	518,933
Atlantic Tele-Network, Inc.	34	2,284
Cincinnati Bell, Inc. *	1,940	7,120
Cogent Communications Holdings, Inc.	575	19,516
Consolidated Communications Holdings, Inc.	541	14,023
FairPoint Communications, Inc. *	420	6,972
General Communication, Inc., Class A *	408	4,786
Globalstar, Inc. *	2,732	6,475
Hawaiian Telcom Holdco, Inc. *	69	1,856
IDT Corp., Class B	265	4,367
inContact, Inc. *	304,630	2,711,207
Inteliquent, Inc.	360	6,059
Intelsat S.A. *	128	2,491
Iridium Communications, Inc. *	770	7,315
Lumos Networks Corp.	101	1,737
magicJack VocalTec Ltd. *	140	1,302
NTELOS Holdings Corp.	106	1,068
Premiere Global Services, Inc. *	787	8,240
RingCentral, Inc., Class A *	263	3,456
Shenandoah Telecommunications Co.	209	6,184
Spok Holdings, Inc.	257	4,174
Vonage Holdings Corp. *	1,484	5,164

		3,344,729

Transportation 0.7%
Air Transport Services Group, Inc. *	834	6,822
Allegiant Travel Co.	131	17,485
ArcBest Corp.	334	12,926
Atlas Air Worldwide Holdings, Inc. *	7,144	263,756
Baltic Trading Ltd.	361	1,354
Celadon Group, Inc.	131	2,549
Echo Global Logistics, Inc. *	281	7,342
Forward Air Corp.	423	20,249
Hawaiian Holdings, Inc. *	811	14,063
Heartland Express, Inc.	569	14,305
Hub Group, Inc., Class A *	309	11,214
International Shipholding Corp.	71	1,423
JetBlue Airways Corp. *	2,300	26,542
Knight Transportation, Inc.	414	12,114
Knightsbridge Shipping Ltd.	271	2,379
Marten Transport Ltd.	113	2,217
Matson, Inc.	243	6,923
Navios Maritime Holdings, Inc.	675	3,976
Park-Ohio Holdings Corp.	53	2,815
Patriot Transportation Holding, Inc. *	56	2,372
Quality Distribution, Inc. *	198	2,566
Republic Airways Holdings, Inc. *	835	10,454
Roadrunner Transportation Systems, Inc. *	377	7,770
Safe Bulkers, Inc.	243	1,298
Saia, Inc. *	260	12,745
Scorpio Bulkers, Inc. *	1,065	5,208
SkyWest, Inc.	318	3,663
Swift Transportation Co. *	1,082	26,725
Universal Truckload Services, Inc.	73	1,921
UTi Worldwide, Inc. *	75,945	830,079
Werner Enterprises, Inc.	613	16,882
Wesco Aircraft Holdings, Inc. *	447	7,934
XPO Logistics, Inc. *	615	24,551
YRC Worldwide, Inc. *	330	7,075

		1,391,697

Utilities 1.5%
Abengoa Yield plc *	141	4,583
ALLETE, Inc.	473	24,710
American States Water Co.	458	16,387
Artesian Resources Corp., Class A	311	6,926
Atlantic Power Corp.	1,045	2,320
Avista Corp.	534	18,930
Black Hills Corp.	521	28,514

28 See financial notes

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
California Water Service Group	444	11,557
Chesapeake Utilities Corp.	55	2,664
Cleco Corp.	743	39,944
Connecticut Water Service, Inc.	59	2,193
Dynegy, Inc. *	1,100	33,550
El Paso Electric Co.	450	17,028
IDACORP, Inc.	546	34,524
MGE Energy, Inc.	265	11,785
Middlesex Water Co.	87	1,962
New Jersey Resources Corp.	11,729	685,912
Northwest Natural Gas Co.	361	16,942
NorthWestern Corp.	410	21,664
NRG Yield, Inc., Class A	207	10,344
ONE Gas, Inc.	395	14,990
Ormat Technologies, Inc.	322	9,322
Otter Tail Corp.	409	12,679
Pattern Energy Group, Inc.	325	9,353
Piedmont Natural Gas Co., Inc.	872	33,145
PNM Resources, Inc.	772	22,272
Portland General Electric Co.	1,008	36,701
SJW Corp.	65	2,077
South Jersey Industries, Inc.	425	24,922
Southwest Gas Corp.	511	29,684
TerraForm Power, Inc., Class A *	175	4,980
The Empire District Electric Co.	430	12,229
The Laclede Group, Inc.	17,815	904,468
UIL Holdings Corp.	680	27,975
WGL Holdings, Inc.	17,975	844,825
York Water Co.	254	5,583

		2,987,644

Total Common Stock
(Cost $155,866,101)		174,288,248

Other Investment Companies 8.7% of net assets

Equity Funds 3.0%
iShares Russell 2000 ETF	333	38,814
iShares Russell Mid-Cap ETF	34,700	5,667,551

		5,706,365

Money Market Fund 5.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	11,090,493	11,090,493

Total Other Investment Companies
(Cost $16,612,947)		16,796,858

Rights 0.0% of net assets

Automobiles & Components 0.0%
Contra Furiex Pharmaceuticals CVR *(d)(e)	66	645

Telecommunication Services 0.0%
Contra Leap Wireless CVR *(d)(e)	861	2,169

Total Rights
(Cost $2,814)		2,814

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. *(d)(e)	129	—

Total Warrants
(Cost $—)		—

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.2% of net assets

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.00%, 12/18/14 (a)(b)	5,000	5,000
0.01%, 12/18/14 (a)(b)	381,000	380,996

Total Short-Term Investments
(Cost $385,996)		385,996

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $172,908,059 and the unrealized appreciation and depreciation were $28,560,167 and ($9,994,310), respectively, with a net unrealized appreciation of $18,565,857.

*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for open futures contracts.
(b)	The rate shown is the purchase yield.
(c)	The rate shown is the 7-day yield.
(d)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(e)	Illiquid security. At the period end, the value of these amounted to $4,911 or 0.0% of net assets.

ADR —	American Depositary Receipt
CVR —	Contingent Value Rights
ETF —	Exchange Traded Fund
REIT —	Real Estate Investment Trust

See financial notes 29

 Laudus Small-Cap MarketMasters Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	27	3,161,700	156,619

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$174,288,248	$—	$—	$174,288,248
Other Investment Companies[1]	16,796,858	—	—	16,796,858
Rights[1]	—	—	2,814	2,814
Warrants[1]	—	—	—	—
Short-Term Investments[1]	—	385,996	—	385,996

Total	$191,085,106	$385,996	$2,814	$191,473,916

Other Financial Instruments
Futures Contracts[2]	$156,619	$—	$—	$156,619

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Rights	$—	$—	$—	$2,814	$—	$—	$—	$2,814

Total	$—	$—	$—	$2,814	$—	$—	$—	$2,814

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

30 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $172,867,858)		$191,473,916
Receivables:
Investments sold		636,691
Fund shares sold		1,073,990
Variation margin on futures contracts		85,844
Dividends		66,423
Prepaid expenses	+	7,176

Total assets		193,344,040

Liabilities

Payables:
Investments bought		447,887
Investment adviser and administrator fees		20,611
Fund shares redeemed		241,642
Accrued expenses	+	52,693

Total liabilities		762,833

Net Assets

Total assets		193,344,040
Total liabilities	−	762,833

Net assets		$192,581,207

Net Assets by Source
Capital received from investors		171,693,497
Net investment loss		(1,405,856)
Net realized capital gains		3,530,889
Net unrealized capital appreciation		18,762,677

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$70,496,399		3,913,063		$18.02
Select Shares	$122,084,808		6,660,817		$18.33

See financial notes 31

 Laudus Small-Cap MarketMasters Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $1,294)		$2,008,386
Interest	+	82

Total investment income		2,008,468

Expenses

Investment adviser and administrator fees		2,176,760
Shareholder service fees:
Investor Shares		178,075
Select Shares		218,388
Portfolio accounting fees		65,536
Transfer agent fees		48,850
Professional fees		42,192
Custodian fees		41,942
Shareholder reports		31,438
Registration fees		31,041
Independent trustees’ fees		6,985
Interest expense		150
Other expenses	+	4,326

Total expenses		2,845,683
Expense reduction by CSIM and its affiliates	−	503,350

Net expenses	−	2,342,333

Net investment loss		(333,865)

Realized and Unrealized Gains (Losses)

Net realized gains on investments		26,768,540
Net realized losses on futures contracts		(16,200)
Net realized losses on foreign currency transactions	+	(28)

Net realized gains		26,752,312
Net change in unrealized appreciation (depreciation) on investments		(18,011,059)
Net change in unrealized appreciation (depreciation) on futures contracts	+	61,624

Net change in unrealized appreciation (depreciation)	+	(17,949,435)

Net realized and unrealized gains		8,802,877

Increase in net assets resulting from operations		$8,469,012

32 See financial notes

 Laudus Small-Cap MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment loss		($333,865)	($139,269)
Net realized gains		26,752,312	29,075,549
Net change in unrealized appreciation (depreciation)	+	(17,949,435)	18,424,330

Increase in net assets from operations		$8,469,012	$47,360,610

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		72,396	$1,292,414	122,198	$1,904,239
Select Shares	+	1,598,068	28,503,925	1,026,670	15,859,002

Total shares sold		1,670,464	$29,796,339	1,148,868	$17,763,241

Shares Redeemed
Investor Shares		(547,678)	($9,687,773)	(669,973)	($10,039,749)
Select Shares	+	(1,362,207)	(24,624,208)	(1,210,604)	(19,403,597)

Total shares redeemed		(1,909,885)	($34,311,981)	(1,880,577)	($29,443,346)

Net transactions in fund shares		(239,421)	($4,515,642)	(731,709)	($11,680,105)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,813,301	$188,627,837	11,545,010	$152,947,332
Total increase or decrease	+	(239,421)	3,953,370	(731,709)	35,680,505

End of period		10,573,880	$192,581,207	10,813,301	$188,627,837

Net investment loss			($1,405,856)		($1,053,254)

See financial notes 33

Laudus International MarketMasters Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
Investor Shares	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	23.68	19.03	17.45	18.36	15.04

Income (loss) from investment operations:
Net investment income (loss)	0.25	0.23	0.21	0.16	0.09
Net realized and unrealized gains (losses)	(0.66)	4.85	1.52	(0.85)	3.41

Total from investment operations	(0.41)	5.08	1.73	(0.69)	3.50
Less distributions:
Distributions from net investment income	(0.32)	(0.43)	(0.15)	(0.22)	(0.18)

Net asset value at end of period	22.95	23.68	19.03	17.45	18.36

Total return (%)	(1.73)	27.23	10.05	(3.87)	23.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.40	1.40	1.53 [1]	1.59	1.60
Gross operating expenses	1.59	1.60	1.62	1.60	1.62
Net investment income (loss)	1.06	1.10	1.19	0.80	0.53
Portfolio turnover rate	74	65	68	78	83
Net assets, end of period ($ x 1,000,000)	631	675	592	665	849

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
Select Shares	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	23.68	19.03	17.46	18.38	15.05

Income (loss) from investment operations:
Net investment income (loss)	0.28	0.28	0.25	0.19	0.10
Net realized and unrealized gains (losses)	(0.65)	4.83	1.50	(0.86)	3.43

Total from investment operations	(0.37)	5.11	1.75	(0.67)	3.53
Less distributions:
Distributions from net investment income	(0.36)	(0.46)	(0.18)	(0.25)	(0.20)

Net asset value at end of period	22.95	23.68	19.03	17.46	18.38

Total return (%)	(1.57)	27.43	10.20	(3.76)	23.68

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.25	1.25	1.37 [1]	1.45	1.48 [2]
Gross operating expenses	1.47	1.44	1.47	1.47	1.50
Net investment income (loss)	1.20	1.26	1.40	0.99	0.69
Portfolio turnover rate	74	65	68	78	83
Net assets, end of period ($ x 1,000,000)	1,592	1,590	1,062	961	948

1 Effective June 6, 2012, the net operating expense limitation was lowered. The ratio presented for period ended 10/31/12 is a blended ratio.
2 The ratio of net operating expenses would have been 1.47% if certain non-routine expenses had not been incurred.

34 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.laudus.com.

		Cost	Value
Holdings by Category		($)	($)

93.6%	Common Stock	1,835,934,796	2,081,026,614
0.2%	Preferred Stock	3,877,742	3,971,762
3.9%	Other Investment Companies	92,207,503	87,171,228
0.0%	Rights	26,110	25,813
0.1%	Short-Term Investments	813,987	813,987

97.8%	Total Investments	1,932,860,138	2,173,009,404
2.2%	Other Assets and Liabilities, Net		50,015,147

100.0%	Net Assets		2,223,024,551

	Number	Value
Security	of Shares	($)

Common Stock 93.6% of net assets

Australia 4.3%

Banks 0.4%
Australia & New Zealand Banking Group Ltd.	180,169	5,331,303
Bank of Queensland Ltd.	2,681	29,804
Bendigo & Adelaide Bank Ltd.	3,249	35,680
Commonwealth Bank of Australia	13,024	926,129
National Australia Bank Ltd.	18,907	584,902
Westpac Banking Corp.	24,974	766,559

		7,674,377

Capital Goods 0.0%
Leighton Holdings Ltd.	776	15,108

Commercial & Professional Supplies 0.0%
ALS Ltd.	2,658	13,164
Brambles Ltd.	12,529	105,379
Seek Ltd.	2,421	35,528

		154,071

Consumer Services 1.2%
Aristocrat Leisure Ltd.	855,860	4,865,733
Crown Resorts Ltd.	2,906	37,274
Flight Centre Travel Group Ltd.	377	13,988
G8 Education Ltd.	2,222,830	9,821,971
Invocare Ltd.	429,546	4,583,334
Slater & Gordon Ltd.	1,471,190	7,948,791
Tabcorp Holdings Ltd.	5,406	19,419
Tatts Group Ltd.	10,662	32,637

		27,323,147

Diversified Financials 0.2%
ASX Ltd.	1,532	48,606
Macquarie Group Ltd.	2,317	125,220
Magellan Financial Group Ltd.	414,480	4,920,321

		5,094,147

Energy 0.0%
Caltex Australia Ltd.	1,076	29,636
Origin Energy Ltd.	8,848	111,155
Santos Ltd.	7,830	89,726
Woodside Petroleum Ltd.	5,951	211,382
WorleyParsons Ltd.	2,058	24,564

		466,463

Food & Staples Retailing 0.0%
Metcash Ltd.	8,471	21,157
Wesfarmers Ltd.	9,180	357,264
Woolworths Ltd.	10,096	320,402

		698,823

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	4,504	36,345
Treasury Wine Estates Ltd.	6,454	26,351

		62,696

Health Care Equipment & Services 0.0%
Cochlear Ltd.	419	27,156
Ramsay Health Care Ltd.	1,049	48,494
Sonic Healthcare Ltd.	3,014	49,878

		125,528

Insurance 0.4%
AMP Ltd.	1,596,146	8,231,361
Insurance Australia Group Ltd.	18,771	108,544
QBE Insurance Group Ltd.	10,758	109,279
Suncorp Group Ltd.	10,318	134,260

		8,583,444

Materials 0.8%
Alumina Ltd. *	18,530	26,781
Amcor Ltd.	9,671	100,451
BHP Billiton Ltd.	25,799	771,824
Boral Ltd.	7,979	35,045
Fortescue Metals Group Ltd.	12,428	38,357
Iluka Resources Ltd.	4,224	27,117
Incitec Pivot Ltd.	12,206	31,322
Newcrest Mining Ltd. *	6,073	49,808
Orica Ltd.	595,365	10,867,934
Pact Group Holdings Ltd.	1,830,301	6,148,350
Rio Tinto Ltd.	3,496	186,681

		18,283,670

Media 0.1%
REA Group Ltd.	22,087	884,388

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
CSL Ltd.	61,318	4,329,228

Real Estate 0.7%
CFS Retail Property Trust Group	16,560	30,801
Charter Hall Retail REIT	2,246,600	8,056,084
Dexus Property Group	42,943	45,898
Federation Centres	14,474	34,758
Goodman Group	13,831	67,526
Lend Lease Corp., Ltd.	4,389	61,213
Mirvac Group	29,187	46,306

See financial notes 35

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Scentre Group *	42,699	136,207
Shopping Centres Australasia Property Group	3,722,495	5,941,656
Stockland	18,630	69,653
The GPT Group	13,331	48,456
Westfield Corp.	15,826	111,209

		14,649,767

Retailing 0.0%
Harvey Norman Holdings Ltd.	3,492	11,743

Software & Services 0.0%
Computershare Ltd.	3,728	40,459

Telecommunication Services 0.3%
Telstra Corp., Ltd.	1,220,211	6,071,956
TPG Telecom Ltd.	2,113	13,682

		6,085,638

Transportation 0.0%
Asciano Ltd.	7,700	42,592
Aurizon Holdings Ltd.	17,112	70,976
Qantas Airways Ltd. *	6,878	10,276
Sydney Airport	8,660	33,668
Toll Holdings Ltd.	6,899	34,565
Transurban Group	14,441	103,425

		295,502

Utilities 0.0%
AGL Energy Ltd.	5,376	64,445
APA Group	6,604	45,913
AusNet Services	11,439	13,829

		124,187

		94,902,386

Austria 0.3%

Banks 0.0%
Erste Group Bank AG	2,235	57,031
Raiffeisen Bank International AG	1,296	27,750

		84,781

Capital Goods 0.0%
ANDRITZ AG	570	27,545

Energy 0.0%
OMV AG	1,175	36,934

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	293	14,105

Materials 0.0%
Voestalpine AG	882	35,331

Real Estate 0.0%
IMMOFINANZ AG *	6,832	20,683

Semiconductors & Semiconductor Equipment 0.3%
ams AG	151,140	5,419,727

		5,639,106

Belgium 0.2%

Banks 0.0%
KBC Groep N.V. *	2,007	107,807

Diversified Financials 0.0%
Groupe Bruxelles Lambert S.A.	645	57,642

Food & Staples Retailing 0.0%
Colruyt S.A.	560	25,505
Delhaize Group S.A.	812	55,521

		81,026

Food, Beverage & Tobacco 0.0%
Anheuser-Busch InBev N.V.	6,459	716,267

Insurance 0.0%
Ageas	1,774	59,301

Materials 0.0%
Solvay S.A.	474	64,710
Umicore S.A.	803	31,517

		96,227

Media 0.1%
Telenet Group Holding N.V. *	19,697	1,113,834

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	16,051	1,294,453

Telecommunication Services 0.0%
Belgacom S.A.	1,215	45,889

		3,572,446

Brazil 0.8%

Consumer Services 0.4%
GAEC Educacao S.A.	487,200	6,193,470
Kroton Educacional S.A.	288,000	2,052,577

		8,246,047

Diversified Financials 0.0%
CETIP S.A. - Mercados Organizados	55,700	705,832

Food, Beverage & Tobacco 0.2%
AMBEV S.A. ADR	611,486	4,084,727

Insurance 0.2%
BB Seguridade Participacoes S.A.	266,000	3,548,651

Software & Services 0.0%
Cielo S.A.	62,500	1,025,529

		17,610,786

Canada 4.8%

Banks 0.2%
The Toronto-Dominion Bank	90,315	4,445,032

Capital Goods 0.4%
ATS Automation Tooling Systems, Inc. *	187,320	2,343,474
CAE, Inc.	526,465	6,745,179

		9,088,653

Commercial & Professional Supplies 0.4%
Ritchie Bros. Auctioneers, Inc.	152,200	3,720,430
Stantec, Inc.	96,780	6,131,990

		9,852,420

Consumer Durables & Apparel 0.1%
Gildan Activewear, Inc.	23,600	1,405,886

Diversified Financials 0.4%
CI Financial Corp.	71,926	2,091,314
Element Financial Corp. *	664,620	7,725,054

		9,816,368

36 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 1.1%
Canadian Natural Resources Ltd.	107,172	3,739,918
Enbridge, Inc.	108,379	5,128,302
Pason Systems, Inc.	232,500	5,563,662
Peyto Exploration & Development Corp.	35,998	1,016,012
Raging River Exploration, Inc. *	364,060	2,474,335
Suncor Energy, Inc.	175,800	6,242,417

		24,164,646

Food & Staples Retailing 0.1%
Alimentation Couche-Tard, Inc., Class B	64,986	2,205,505

Food, Beverage & Tobacco 0.1%
Saputo, Inc.	70,154	1,990,617

Materials 0.4%
CCL Industries, Inc., Class B	92,825	9,384,216

Media 0.1%
Thomson Reuters Corp.	31,100	1,157,023

Real Estate 0.9%
Brookfield Asset Management, Inc., Class A	58,300	2,854,951
Firstservice Corporation	174,480	9,220,557
Morguard Real Estate Investment Trust	135,490	2,224,005
Northern Property Real Estate Investment Trust	197,300	5,083,707

		19,383,220

Retailing 0.0%
Dollarama, Inc.	9,411	826,829

Software & Services 0.2%
Constellation Software, Inc.	2,233	629,056
The Descartes Systems Group, Inc. *	287,490	4,055,801

		4,684,857

Transportation 0.4%
Canadian National Railway Co.	59,527	4,201,415
Canadian Pacific Railway Ltd.	19,476	4,044,776

		8,246,191

		106,651,463

China 3.5%

Automobiles & Components 0.4%
Brilliance China Automotive Holdings Ltd.	422,000	729,750
Dongfeng Motor Group Co., Ltd., Class H	446,000	689,720
Nexteer Automotive Group Ltd.	9,000,000	8,018,175

		9,437,645

Capital Goods 0.0%
Weichai Power Co., Ltd., Class H	185,000	710,154

Consumer Durables & Apparel 0.3%
Ozner Water International Holding Ltd. *	12,924,000	6,609,722

Insurance 0.1%
Ping An Insurance (Group) Co. of China Ltd., Class H	315,500	2,579,127

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Lijun International Pharmaceutical Holding Co., Ltd.	15,842,000	7,711,861
Sihuan Pharmaceutical Holdings Group Ltd.	1,278,000	1,020,483
WuXi PharmaTech Cayman, Inc. ADR *	34,975	1,318,558

		10,050,902

Retailing 0.2%
Jumei International Holding Ltd. ADR *	111,600	3,004,272
Vipshop Holdings Ltd. ADR *	9,924	2,275,474

		5,279,746

Software & Services 0.8%
Alibaba Group Holding Ltd. ADR *	15,274	1,506,016
Baidu, Inc. ADR *	12,026	2,871,448
NetEase, Inc. ADR	8,233	779,830
Qihoo 360 Technology Co., Ltd. ADR *	8,746	638,283
Tencent Holdings Ltd.	234,600	3,770,553
YY, Inc. ADR *	89,113	7,383,903

		16,950,033

Technology Hardware & Equipment 0.7%
Lenovo Group Ltd.	1,912,000	2,818,296
PAX Global Technology Ltd. *	8,521,000	9,151,988
TCL Communication Technology Holdings Ltd.	2,986,000	2,936,603

		14,906,887

Transportation 0.4%
Sinotrans Ltd., Class H	11,384,000	9,033,253

Utilities 0.1%
ENN Energy Holdings Ltd.	242,000	1,570,193

		77,127,662

Denmark 2.1%

Banks 0.0%
Danske Bank A/S	5,259	144,414

Capital Goods 0.0%
Vestas Wind Systems A/S *	1,792	59,808

Consumer Durables & Apparel 0.1%
Pandora A/S	31,804	2,681,442

Food, Beverage & Tobacco 0.6%
Carlsberg A/S, Class B	857	75,586
Royal UNIBREW *	76,240	12,462,445

		12,538,031

Health Care Equipment & Services 0.5%
Coloplast A/S, Class B	23,671	2,063,194
GN Store Nord A/S	398,313	9,267,724
William Demant Holding A/S *	203	15,386

		11,346,304

Insurance 0.0%
Tryg A/S	226	24,457

Materials 0.6%
Chr. Hansen Holding A/S	345,486	13,917,511
Novozymes A/S, B Shares	1,918	88,816

		14,006,327

See financial notes 37

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Novo Nordisk A/S, Class B	125,131	5,656,261

Telecommunication Services 0.0%
TDC A/S	6,427	49,083

Transportation 0.0%
AP Moeller - Maersk A/S, Series A	31	70,523
AP Moeller - Maersk A/S, Series B	57	133,014
DSV A/S	1,396	41,784

		245,321

		46,751,448

Finland 0.7%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	828	23,391

Capital Goods 0.1%
Kone Oyj, Class B	62,773	2,703,504
Metso Oyj	828	27,052
Wartsila Oyj Abp	1,183	54,853

		2,785,409

Energy 0.0%
Neste Oil Oyj	995	21,509

Insurance 0.4%
Sampo Oyj, A Shares	170,905	8,189,324

Materials 0.2%
Huhtamaki Oyj	203,730	5,169,681
Stora Enso Oyj, R Shares	4,106	33,908
UPM-Kymmene Oyj	4,259	67,558

		5,271,147

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	1,013	34,454

Technology Hardware & Equipment 0.0%
Nokia Oyj	30,062	251,195

Telecommunication Services 0.0%
Elisa Oyj	1,048	28,789

Utilities 0.0%
Fortum Oyj	3,558	82,516

		16,687,734

France 7.9%

Automobiles & Components 0.2%
Compagnie Generale des Etablissements Michelin	1,494	129,764
Peugeot S.A. *	3,124	37,127
Plastic Omnium S.A.	26,610	606,042
Renault S.A.	1,541	114,629
Valeo S.A.	22,149	2,483,581

		3,371,143

Banks 1.0%
BNP Paribas S.A.	343,799	21,605,036
Credit Agricole S.A.	8,023	118,727
Natixis S.A.	7,451	51,289
Societe Generale S.A.	5,781	278,592

		22,053,644

Capital Goods 0.7%
Alstom S.A. *	1,729	60,348
Bouygues S.A.	1,533	53,002
Compagnie de Saint-Gobain	3,563	153,155
Legrand S.A.	16,007	861,517
LISI (b)	203,716	5,108,287
Rexel S.A.	2,021	33,971
Safran S.A.	126,274	7,997,375
Schneider Electric SE	4,186	329,799
Thales S.A.	743	36,897
Vallourec S.A.	807	29,493
Vinci S.A.	3,880	221,464
Zodiac Aerospace	15,955	486,831

		15,372,139

Commercial & Professional Supplies 0.4%
Bureau Veritas S.A.	1,765	43,655
Edenred	1,606	44,522
Societe BIC S.A.	223	27,818
Teleperformance	132,300	8,336,827

		8,452,822

Consumer Durables & Apparel 1.1%
Christian Dior S.A.	25,537	4,518,824
Hermes International	2,324	719,704
Kering	56,148	10,835,709
LVMH Moet Hennessy Louis Vuitton S.A.	50,844	8,630,462

		24,704,699

Consumer Services 0.0%
Accor S.A.	1,370	57,557
Sodexo	755	72,837

		130,394

Diversified Financials 0.0%
Eurazeo S.A.	263	17,603
Wendel S.A.	247	27,234

		44,837

Energy 0.8%
Gaztransport Et Technigaz S.A. (b)	232,930	13,033,168
Technip S.A.	818	59,101
Total S.A.	65,263	3,896,413

		16,988,682

Food & Staples Retailing 0.0%
Carrefour S.A.	5,010	146,845
Casino Guichard Perrachon S.A.	452	46,345

		193,190

Food, Beverage & Tobacco 0.8%
Danone S.A.	153,382	10,480,983
Pernod-Ricard S.A.	70,704	8,054,022
Remy Cointreau S.A.	159	11,316

		18,546,321

Health Care Equipment & Services 0.6%
Essilor International S.A.	29,963	3,308,573
Korian-Medica	290,776	10,519,823

		13,828,396

Household & Personal Products 0.0%
L’Oreal S.A.	2,018	316,697

38 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Insurance 0.4%
AXA S.A.	274,536	6,341,376
CNP Assurances	1,900	35,521
Euler Hermes Group	18,708	1,832,621
SCOR SE	1,209	37,047

		8,246,565

Materials 0.0%
Air Liquide S.A.	2,764	333,658
Arkema S.A.	418	25,800
Imerys S.A.	265	19,016
Lafarge S.A.	1,497	103,892

		482,366

Media 0.3%
Eutelsat Communications S.A.	1,230	39,875
JC Decaux S.A.	531	17,625
Lagardere S.C.A.	1,178	28,668
Numericable Group S.A. *	1,097	40,554
Publicis Groupe S.A.	98,156	6,807,885

		6,934,607

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Boiron S.A. (b)	74,612	6,634,763
Eurofins Scientific SE	17,909	4,529,917
Sanofi	9,528	864,571

		12,029,251

Real Estate 0.1%
Fonciere Des Regions	219	20,134
Gecina	226	30,587
ICADE	399	31,745
Klepierre	795	34,409
Unibail-Rodamco SE	10,355	2,655,099

		2,771,974

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	5,003	33,419

Software & Services 0.2%
AtoS	625	43,193
Cap Gemini S.A.	1,155	75,994
Criteo S.A. ADR *	85,140	2,612,947
Dassault Systemes S.A.	21,529	1,365,173

		4,097,307

Technology Hardware & Equipment 0.3%
Alcatel-Lucent *	22,515	68,789
Ingenico	50,347	5,015,734
Neopost S.A.	18,377	1,275,361

		6,359,884

Telecommunication Services 0.0%
Iliad S.A.	209	45,703
Orange S.A.	14,883	236,943
Vivendi S.A. *	9,715	237,330

		519,976

Transportation 0.0%
Aeroports de Paris	237	28,052
Bollore S.A.	1,306	619,176
Groupe Eurotunnel S.A. - Reg’d	3,694	46,690

		693,918

Utilities 0.4%
Electricite de France S.A.	1,934	57,108
GDF Suez	11,622	282,181
Rubis S.C.A.	148,782	8,754,294
Suez Environnement Co.	2,240	37,738
Veolia Environnement S.A.	3,374	56,038

		9,187,359

		175,359,590

Germany 8.3%

Automobiles & Components 1.9%
Bayerische Motoren Werke AG	158,780	17,027,203
Continental AG	24,884	4,901,295
Daimler AG - Reg’d	203,234	15,845,947
ElringKlinger AG	159,739	4,886,084
Volkswagen AG	236	50,331

		42,710,860

Banks 0.3%
Aareal Bank AG	162,400	6,977,558
Commerzbank AG *	7,759	117,320

		7,094,878

Capital Goods 1.7%
Brenntag AG	16,438	797,598
DMG MORI SEIKI AG	101,700	2,603,997
Duerr AG	56,531	3,970,974
GEA Group AG	1,463	67,485
HOCHTIEF AG	216	15,984
MAN SE	281	32,023
MTU Aero Engines AG	141,904	12,445,709
Norma Group SE	196,852	9,227,242
OSRAM Licht AG *	640	22,483
Rational AG	11,284	3,536,229
Siemens AG - Reg’d	6,369	718,381
Stabilus S.A. *(b)	110,766	3,192,548

		36,630,653

Consumer Durables & Apparel 0.0%
adidas AG	1,678	122,269
Hugo Boss AG	253	33,613

		155,882

Diversified Financials 0.1%
Aurelius AG	71,760	2,500,986
Deutsche Bank AG - Reg’d	11,076	346,362
Deutsche Boerse AG	1,547	105,882

		2,953,230

Food & Staples Retailing 0.0%
METRO AG *	1,294	41,251

Health Care Equipment & Services 0.0%
Celesio AG	385	12,702
Fresenius Medical Care AG & Co. KGaA	1,736	127,419
Fresenius SE & Co. KGaA	3,029	155,860

		295,981

Household & Personal Products 0.0%
Beiersdorf AG	807	65,431
Henkel AG & Co. KGaA	936	85,193

		150,624

Insurance 0.7%
Allianz SE - Reg’d	91,166	14,497,411

See financial notes 39

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hannover Rueck SE	482	40,231
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	1,389	273,477

		14,811,119

Materials 1.3%
BASF SE	52,646	4,651,808
HeidelbergCement AG	1,128	77,005
K&S AG - Reg’d	1,357	38,030
LANXESS AG	685	35,679
Linde AG	1,491	275,172
Symrise AG	416,491	23,481,470
ThyssenKrupp AG *	3,627	87,416

		28,646,580

Media 0.3%
Axel Springer SE	304	16,723
CTS Eventim AG & Co. KGaA	170,370	4,501,788
Kabel Deutschland Holding AG *	176	23,859
ProSiebenSat.1 Media AG - Reg’d	61,459	2,482,707
Sky Deutschland AG *	6,081	51,368

		7,076,445

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Bayer AG - Reg’d	57,846	8,273,237
Merck KGaA	1,035	93,692
MorphoSys AG *	64,845	6,142,253
QIAGEN N.V. *	167,901	3,945,914

		18,455,096

Real Estate 0.1%
Deutsche Annington Immobilien SE	27,921	808,226
Deutsche Wohnen AG	37,661	850,071

		1,658,297

Retailing 0.3%
Fielmann AG	94,181	6,145,830

Semiconductors & Semiconductor Equipment 0.0%
Infineon Technologies AG	50,142	488,519

Software & Services 0.8%
SAP SE	74,000	5,042,021
United Internet AG - Reg’d	982	38,512
Wirecard AG	334,881	12,015,277

		17,095,810

Telecommunication Services 0.0%
Deutsche Telekom AG - Reg’d	25,020	377,134
Telefonica Deutschland Holding AG *	6,136	30,195

		407,329

Transportation 0.0%
Deutsche Lufthansa AG - Reg’d	1,836	27,196
Deutsche Post AG - Reg’d	7,768	244,613
Fraport AG Frankfurt Airport Services Worldwide	285	17,659

		289,468

Utilities 0.0%
E.ON SE	16,064	276,945
RWE AG	3,925	139,266

		416,211

		185,524,063

Hong Kong 2.1%

Banks 0.0%
Bank of East Asia Ltd.	10,200	42,596
BOC Hong Kong (Holdings) Ltd.	29,500	98,203
Hang Seng Bank Ltd.	6,100	103,360

		244,159

Capital Goods 0.2%
Haitian International Holdings Ltd.	1,757,000	3,768,899
Hutchison Whampoa Ltd.	17,000	215,570
Noble Group Ltd.	34,000	31,649
NWS Holdings Ltd.	12,000	22,432

		4,038,550

Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	46,000	56,062
Man Wah Holdings Ltd.	409,767	613,089
Techtronic Industries Co., Ltd.	308,500	965,790
Yue Yuen Industrial Holdings Ltd.	5,500	18,463

		1,653,404

Consumer Services 0.3%
Galaxy Entertainment Group Ltd.	19,000	129,920
Melco Crown Entertainment Ltd. ADR	178,700	4,849,918
MGM China Holdings Ltd.	7,600	24,433
Paradise Entertainment Ltd.	6,104,000	2,526,763
Sands China Ltd.	19,200	119,752
Shangri-La Asia Ltd.	14,000	20,328
SJM Holdings Ltd.	15,683	33,148
Wynn Macau Ltd.	12,400	44,827

		7,749,089

Diversified Financials 0.1%
First Pacific Co., Ltd.	24,000	25,901
Hong Kong Exchanges & Clearing Ltd.	64,100	1,420,746

		1,446,647

Insurance 0.3%
AIA Group Ltd.	1,256,200	7,010,130

Real Estate 0.1%
Cheung Kong (Holdings) Ltd.	79,410	1,409,708
Hang Lung Properties Ltd.	18,000	56,209
Henderson Land Development Co., Ltd.	8,294	56,032
Hysan Development Co., Ltd.	6,000	27,377
Kerry Properties Ltd.	6,000	20,583
New World Development Co., Ltd.	42,000	52,794
Sino Land Co., Ltd.	24,000	39,669
Sun Hung Kai Properties Ltd.	13,000	193,974
Swire Pacific Ltd., Class A	5,000	65,583
Swire Properties Ltd.	9,400	30,121
The Link REIT	18,500	108,791
The Wharf Holdings Ltd.	12,349	91,335
Wheelock & Co., Ltd.	7,000	33,741

		2,185,917

Retailing 0.1%
Emperor Watch & Jewellery Ltd.	25,220,000	1,155,138

Semiconductors & Semiconductor Equipment 0.4%
ASM Pacific Technology Ltd.	289,000	3,179,143

40 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Xinyi Solar Holdings Ltd.	15,512,000	5,249,781

		8,428,924

Technology Hardware & Equipment 0.3%
AAC Technologies Holdings, Inc.	1,374,000	8,242,324
China High Precision Automation Group Ltd. *(a)(b)	766,000	—

		8,242,324

Telecommunication Services 0.0%
HKT Trust & HKT Ltd.	21,120	25,729
PCCW Ltd.	28,000	17,800

		43,529

Transportation 0.2%
Cathay Pacific Airways Ltd.	9,000	16,881
MTR Corp., Ltd.	11,500	46,891
Pacific Basin Shipping Ltd.	8,112,000	3,903,729

		3,967,501

Utilities 0.0%
Cheung Kong Infrastructure Holdings Ltd.	4,574	33,410
CLP Holdings Ltd.	15,000	129,167
Hong Kong & China Gas Co., Ltd.	50,494	117,913
Power Assets Holdings Ltd.	11,000	106,209

		386,699

		46,552,011

India 1.8%

Automobiles & Components 0.7%
Apollo Tyres Ltd.	867,190	3,089,870
Bharat Forge Ltd.	429,940	5,686,008
Hero MotoCorp Ltd.	29,580	1,477,178
Mahindra & Mahindra Ltd.	40,895	869,571
Maruti Suzuki India Ltd.	21,494	1,168,376
Tata Motors Ltd.	307,314	2,685,107

		14,976,110

Banks 0.5%
Axis Bank Ltd.	264,501	1,892,862
HDFC Bank Ltd.	190,322	2,833,500
Housing Development Finance Corp., Ltd.	128,137	2,307,837
IndusInd Bank Ltd.	238,220	2,794,512

		9,828,711

Food, Beverage & Tobacco 0.0%
ITC Ltd.	148,767	860,227

Materials 0.1%
Asian Paints Ltd.	131,687	1,407,013
UltraTech Cement Ltd.	17,345	719,608

		2,126,621

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Sun Pharmaceutical Industries Ltd.	257,134	3,538,925

Real Estate 0.1%
Oberoi Realty Ltd.	483,790	1,932,796

Software & Services 0.2%
HCL Technologies Ltd.	75,893	1,990,546
Tata Consultancy Services Ltd.	69,634	2,957,574
Tech Mahindra Ltd.	5,893	241,584

		5,189,704

Transportation 0.0%
Adani Ports & Special Economic Zone Ltd.	173,693	807,415

		39,260,509

Indonesia 0.3%

Banks 0.1%
PT Bank Rakyat Indonesia (Persero) Tbk	3,618,400	3,315,887

Retailing 0.2%
PT Matahari Department Store Tbk	3,363,500	4,072,432

		7,388,319

Ireland 0.9%

Banks 0.0%
Bank of Ireland *	220,385	86,756

Commercial & Professional Supplies 0.5%
Experian plc	829,238	12,468,542

Energy 0.1%
Dragon Oil plc	139,035	1,200,389

Food, Beverage & Tobacco 0.2%
Glanbia plc (f)	358,556	5,059,394
Glanbia plc (f)	38,400	542,449
Kerry Group plc, Class A	1,267	86,039

		5,687,882

Materials 0.1%
CRH plc	5,926	131,459
Smurfit Kappa Group plc	56,946	1,176,603

		1,308,062

		20,751,631

Israel 1.0%

Banks 0.0%
Bank Hapoalim B.M.	11,979	61,666
Bank Leumi Le-Israel B.M. *	14,505	51,835
Mizrahi Tefahot Bank Ltd. *	1,853	20,513

		134,014

Energy 0.0%
Delek Group Ltd.	68	23,504

Materials 0.4%
Caesarstone Sdot-Yam Ltd.	160,090	8,942,627
Israel Chemicals Ltd.	6,666	44,941
The Israel Corp., Ltd. *	35	17,076

		9,004,644

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Teva Pharmaceutical Industries Ltd.	9,646	544,491
Teva Pharmaceutical Industries Ltd. ADR	73,599	4,156,136

		4,700,627

See financial notes 41

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Semiconductors & Semiconductor Equipment 0.1%
Mellanox Technologies Ltd. *	60,840	2,725,024

Software & Services 0.3%
Check Point Software Technologies Ltd. *	69,045	5,126,591
NICE-Systems Ltd.	537	21,771

		5,148,362

Telecommunication Services 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	26,399	45,119

		21,781,294

Italy 2.3%

Automobiles & Components 0.0%
Pirelli & C. S.p.A	1,854	24,861

Banks 1.1%
Banca Monte dei Paschi di Siena S.p.A. *	32,176	24,618
Banca Popolare Di Milano Scarl *	6,339,780	4,778,441
Banco Popolare SC *	2,858	41,516
Intesa Sanpaolo S.p.A.	6,859,526	20,165,350
UniCredit S.p.A.	35,434	256,639
Unione di Banche Italiane S.C.p.A.	6,783	53,270

		25,319,834

Capital Goods 0.3%
Finmeccanica S.p.A. *	3,165	28,600
Interpump Group S.p.A.	425,430	5,548,198
Prysmian S.p.A.	1,487	25,771

		5,602,569

Consumer Durables & Apparel 0.4%
Luxottica Group S.p.A.	1,339	68,299
Prada S.p.A.	1,483,800	9,153,648

		9,221,947

Diversified Financials 0.5%
Azimut Holding S.p.A.	39,417	922,597
Banca Generali S.p.A.	255,880	6,789,206
Exor S.p.A.	67,785	2,957,891
Mediobanca S.p.A.	4,816	42,507

		10,712,201

Energy 0.0%
Eni S.p.A.	20,429	435,238
Saipem S.p.A. *	2,112	33,063
Tenaris S.A.	3,781	74,768

		543,069

Insurance 0.0%
Assicurazioni Generali S.p.A.	9,370	192,277
UnipolSai S.p.A.	7,022	18,880

		211,157

Telecommunication Services 0.0%
Telecom Italia S.p.A. *	80,626	91,372

Transportation 0.0%
Atlantia S.p.A.	3,307	78,102

Utilities 0.0%
Enel Green Power S.p.A.	13,956	34,308
Enel S.p.A.	52,840	270,008
Snam S.p.A.	16,256	87,904
Terna - Rete Elettrica Nationale S.p.A.	12,062	60,813

		453,033

		52,258,145

Japan 14.1%

Automobiles & Components 2.6%
Aisin Seiki Co., Ltd.	1,500	49,963
Bridgestone Corp.	5,200	173,772
Daihatsu Motor Co., Ltd.	2,100	29,805
Denso Corp.	3,900	178,751
F.C.C. Co., Ltd.	260,400	4,431,702
Fuji Heavy Industries Ltd.	193,300	6,433,633
Honda Motor Co., Ltd.	415,107	13,270,651
Isuzu Motors Ltd.	4,800	62,627
Koito Manufacturing Co., Ltd.	885	26,667
Mazda Motor Corp.	4,300	101,595
Mitsubishi Motors Corp.	5,100	52,475
Musashi Seimitsu Industry Co., Ltd.	192,300	3,775,197
NGK Spark Plug Co., Ltd.	1,400	36,513
NHK Spring Co., Ltd.	1,000	9,152
Nifco, Inc.	406,400	12,877,436
Nissan Motor Co., Ltd.	19,900	181,522
NOK Corp.	900	22,801
Stanley Electric Co., Ltd.	1,400	28,463
Sumitomo Electric Industries Ltd.	6,000	82,012
Sumitomo Rubber Industries Ltd.	1,200	16,585
Suzuki Motor Corp.	2,900	97,204
The Yokohama Rubber Co., Ltd.	1,000	9,078
Toyoda Gosei Co., Ltd.	400	7,685
Toyota Industries Corp.	1,314	62,568
Toyota Motor Corp.	243,777	14,669,812
Yamaha Motor Co., Ltd.	2,100	39,727

		56,727,396

Banks 0.5%
Aozora Bank Ltd.	9,000	31,634
Fukuoka Financial Group, Inc.	6,000	30,702
Hokuhoku Financial Group, Inc.	8,000	16,071
Mitsubishi UFJ Financial Group, Inc.	102,400	596,912
Mizuho Financial Group, Inc.	185,100	337,311
Resona Holdings, Inc.	17,700	101,240
Seven Bank Ltd.	4,100	17,123
Shinsei Bank Ltd.	13,000	29,216
Sumitomo Mitsui Financial Group, Inc.	177,700	7,247,122
Sumitomo Mitsui Trust Holdings, Inc.	27,000	110,234
Suruga Bank Ltd.	120,300	2,515,035
The Bank of Kyoto Ltd.	3,000	25,997
The Bank of Yokohama Ltd.	9,000	52,013
The Chiba Bank Ltd.	6,000	42,618
The Chugoku Bank Ltd.	1,500	22,171
The Gunma Bank Ltd.	4,000	24,962
The Hachijuni Bank Ltd.	4,000	24,491
The Hiroshima Bank Ltd.	5,000	24,997
The Iyo Bank Ltd.	2,300	24,560
The Joyo Bank Ltd.	5,000	26,773
The Shizuoka Bank Ltd.	4,454	46,022

42 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Yamaguchi Financial Group, Inc.	1,274	12,168

		11,359,372

Capital Goods 2.6%
Aica Kogyo Co., Ltd.	277,100	5,735,710
Aida Engineering Ltd.	554,500	5,388,679
Amada Co., Ltd.	3,500	30,567
Asahi Glass Co., Ltd.	8,000	41,637
Chiyoda Corp.	1,417	14,598
Daifuku Co., Ltd.	259,500	3,005,537
Daikin Industries Ltd.	84,500	5,281,933
FANUC Corp.	23,699	4,176,611
Fuji Electric Co., Ltd.	4,000	17,574
Hino Motors Ltd.	2,100	30,730
Hitachi Construction Machinery Co., Ltd.	700	14,318
Hoshizaki Electric Co., Ltd.	113,100	5,478,300
IHI Corp.	11,000	53,027
ITOCHU Corp.	215,600	2,606,289
JGC Corp.	2,000	51,400
JTEKT Corp.	2,200	35,383
Kajima Corp.	6,000	26,697
Kanamoto Co., Ltd.	173,200	6,321,877
Kawasaki Heavy Industries Ltd.	11,000	43,207
Komatsu Ltd.	7,500	177,070
Kubota Corp.	9,000	143,262
Kurita Water Industries Ltd.	900	19,421
LIXIL Group Corp.	2,100	46,054
Mabuchi Motor Co., Ltd.	200	17,275
Maeda Corp.	453,000	4,005,083
Makita Corp.	1,000	55,999
Marubeni Corp.	13,245	85,158
Minebea Co., Ltd.	118,124	1,618,586
Mitsubishi Corp.	11,249	220,574
Mitsubishi Electric Corp.	16,000	206,301
Mitsubishi Heavy Industries Ltd.	24,000	149,713
Mitsui & Co., Ltd.	13,700	206,857
Nabtesco Corp.	800	19,360
NGK Insulators Ltd.	2,000	43,076
Nidec Corp.	34,400	2,272,899
NSK Ltd.	4,000	52,392
Obayashi Corp.	5,000	34,313
Sanwa Holdings Corp.	789,600	5,475,097
Seibu Holdings, Inc.	900	17,304
Shimizu Corp.	6,000	44,278
SMC Corp.	10,237	2,903,555
Sumitomo Corp.	9,000	96,027
Sumitomo Heavy Industries Ltd.	5,000	27,412
Tadano Ltd.	132,000	1,973,185
Taisei Corp.	8,000	44,488
THK Co., Ltd.	1,100	27,668
Toshiba Corp.	32,000	141,316
TOTO Ltd.	2,313	26,100
Toyota Tsusho Corp.	1,700	42,866

		58,546,763

Commercial & Professional Supplies 0.7%
Dai Nippon Printing Co., Ltd.	4,000	39,427
Meitec Corp.	34,900	1,094,427
Nihon M&A Center, Inc.	89,600	2,575,037
Park24 Co., Ltd.	600	9,079
Recruit Holdings Co., Ltd. *	24,500	805,943
Secom Co., Ltd.	79,800	4,917,676
Sohgo Security Services Co., Ltd.	235,100	5,497,940
Temp Holdings Co., Ltd.	23,200	753,875
Toppan Printing Co., Ltd.	4,000	27,217

		15,720,621

Consumer Durables & Apparel 0.2%
Asics Corp.	1,200	28,100
Bandai Namco Holdings, Inc.	1,400	34,745
Casio Computer Co., Ltd.	2,100	33,486
Fujitsu General Ltd.	235,000	2,941,826
Iida Group Holdings Co., Ltd.	2,000	22,224
Nikon Corp.	2,700	36,995
Panasonic Corp.	17,700	212,953
Rinnai Corp.	300	26,648
Sankyo Co., Ltd.	300	10,917
Sega Sammy Holdings, Inc.	1,800	28,594
Sekisui Chemical Co., Ltd.	3,000	37,390
Sekisui House Ltd.	4,355	54,154
Sharp Corp. *	11,419	28,758
Shimano, Inc.	645	85,530
Sony Corp.	8,400	165,844
Yamaha Corp.	1,100	15,078

		3,763,242

Consumer Services 0.0%
Benesse Holdings, Inc.	500	15,777
McDonald’s Holdings Co., Ltd.	400	9,763
Oriental Land Co., Ltd.	400	85,536

		111,076

Diversified Financials 1.2%
Acom Co., Ltd. *	2,300	7,666
AEON Financial Service Co., Ltd.	1,100	22,988
Credit Saison Co., Ltd.	1,500	31,666
Daiwa Securities Group, Inc.	1,802,000	14,241,128
Japan Exchange Group, Inc.	2,100	52,093
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,700	24,814
Nomura Holdings, Inc.	29,100	181,770
ORIX Corp.	389,200	5,402,190
SBI Holdings, Inc.	1,936	22,325
Zenkoku Hosho Co., Ltd.	235,700	7,448,692

		27,435,332

Energy 0.0%
Idemitsu Kosan Co., Ltd.	600	11,604
Inpex Corp.	7,000	89,533
JX Holdings, Inc.	18,000	77,106
Showa Shell Sekiyu K.K.	1,200	10,296
TonenGeneral Sekiyu K.K.	2,367	20,659

		209,198

Food & Staples Retailing 0.1%
Aeon Co., Ltd.	5,100	50,464
FamilyMart Co., Ltd.	600	24,092
Lawson, Inc.	529	35,886
Seven & i Holdings Co., Ltd.	6,000	234,336
Tsuruha Holdings, Inc.	19,400	1,145,390

		1,490,168

Food, Beverage & Tobacco 0.3%
Ajinomoto Co., Inc.	5,142	97,084
Ariake Japan Co., Ltd.	153,900	3,468,794
Asahi Group Holdings Ltd.	53,000	1,643,999
Calbee, Inc.	700	24,517

See financial notes 43

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Japan Tobacco, Inc.	8,800	300,247
Kikkoman Corp.	1,314	30,224
Kirin Holdings Co., Ltd.	6,600	85,568
MEIJI Holdings Co., Ltd.	500	41,951
NH Foods Ltd.	1,000	23,060
Nisshin Seifun Group, Inc.	1,900	19,213
Nissin Foods Holdings Co., Ltd.	600	31,623
Suntory Beverage & Food Ltd.	1,100	39,242
Toyo Suisan Kaisha Ltd.	365	12,606
Yakult Honsha Co., Ltd.	700	38,765
Yamazaki Baking Co., Ltd.	1,000	12,363

		5,869,256

Health Care Equipment & Services 1.4%
Alfresa Holdings Corp.	1,200	15,228
Hogy Medical Co., Ltd.	97,200	5,049,518
M3, Inc.	333,000	5,557,258
Medipal Holdings Corp.	800	8,867
Miraca Holdings, Inc.	109,800	4,609,342
Nihon Kohden Corp.	155,800	7,965,556
Olympus Corp. *	121,000	4,344,514
Suzuken Co., Ltd.	700	18,768
Sysmex Corp.	55,800	2,382,109
Terumo Corp.	2,400	59,997

		30,011,157

Household & Personal Products 0.3%
Fancl Corp.	308,700	4,234,593
Kao Corp.	79,600	3,103,928
Shiseido Co., Ltd.	2,800	46,464
Unicharm Corp.	3,000	69,760

		7,454,745

Insurance 0.0%
MS&AD Insurance Group Holdings, Inc.	4,010	86,683
Sompo Japan Nipponkoa Holdings, Inc.	2,700	67,988
Sony Financial Holdings, Inc.	1,300	20,754
T&D Holdings, Inc.	4,600	59,255
The Dai-ichi Life Insurance Co., Ltd.	8,600	130,150
Tokio Marine Holdings, Inc.	5,600	179,581

		544,411

Materials 0.6%
Air Water, Inc.	1,278	20,372
Asahi Kasei Corp.	487,463	4,000,224
Daicel Corp.	2,000	23,055
Daido Steel Co., Ltd.	1,373	5,267
Hitachi Chemical Co., Ltd.	700	12,338
Hitachi Metals Ltd.	2,000	33,766
JFE Holdings, Inc.	3,900	77,376
JSR Corp.	1,800	32,415
Kaneka Corp.	1,337	7,346
Kansai Paint Co., Ltd.	2,373	36,275
Kobe Steel Ltd.	24,000	38,132
Kuraray Co., Ltd.	2,500	29,038
Kureha Corp.	1,073,000	5,321,688
Maruichi Steel Tube Ltd.	300	7,085
Mitsubishi Chemical Holdings Corp.	10,800	53,200
Mitsubishi Gas Chemical Co., Inc.	4,000	23,933
Mitsubishi Materials Corp.	11,000	34,429
Mitsui Chemicals, Inc.	6,000	17,380
Nippon Paint Holdings Co., Ltd.	1,000	22,707
Nippon Steel & Sumitomo Metal Corp.	61,000	160,969
Nitto Denko Corp.	1,300	70,309
Oji Holdings Corp.	8,000	28,924
OSAKA Titanium technologies Co., Ltd.	105,900	2,059,446
Shin-Etsu Chemical Co., Ltd.	3,324	213,363
Sumitomo Chemical Co., Ltd.	12,000	41,165
Sumitomo Metal Mining Co., Ltd.	4,000	55,490
Taiheiyo Cement Corp.	9,000	33,021
Taiyo Nippon Sanso Corp.	2,000	18,006
Teijin Ltd.	6,000	14,669
Toray Industries, Inc.	12,000	80,561
Toyo Seikan Group Holdings Ltd.	1,100	13,339
Yamato Kogyo Co., Ltd.	200	6,479

		12,591,767

Media 0.0%
Dentsu, Inc.	1,700	63,205
Hakuhodo DY Holdings, Inc.	1,600	15,823
Toho Co., Ltd.	800	18,350

		97,378

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Astellas Pharma, Inc.	409,900	6,361,848
Chugai Pharmaceutical Co., Ltd.	1,800	56,273
Daiichi Sankyo Co., Ltd.	5,100	76,713
Eisai Co., Ltd.	2,000	78,218
Hisamitsu Pharmaceutical Co., Inc.	500	16,831
Kyowa Hakko Kirin Co., Ltd.	2,000	23,327
Mitsubishi Tanabe Pharma Corp.	1,800	27,373
Ono Pharmaceutical Co., Ltd.	700	70,661
Otsuka Holdings Co., Ltd.	3,100	108,742
Santen Pharmaceutical Co., Ltd.	600	35,812
Shionogi & Co., Ltd.	2,400	62,788
Sumitomo Dainippon Pharma Co., Ltd.	1,100	12,976
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,057
Takeda Pharmaceutical Co., Ltd.	6,300	273,094

		7,225,713

Real Estate 0.3%
Aeon Mall Co., Ltd.	1,100	20,191
Daito Trust Construction Co., Ltd.	23,000	2,865,818
Daiwa House Industry Co., Ltd.	4,800	90,814
Hulic Co., Ltd.	1,800	19,914
Japan Prime Realty Investment Corp.	5	18,413
Japan Real Estate Investment Corp.	10	54,493
Japan Retail Fund Investment Corp.	19	38,255
Mitsubishi Estate Co., Ltd.	9,587	244,226
Mitsui Fudosan Co., Ltd.	7,000	225,165
Nippon Building Fund, Inc.	11	61,651
Nippon Prologis REIT, Inc.	13	30,166
Nomura Real Estate Holdings, Inc.	1,200	21,209
NTT Urban Development Corp.	700	7,923
Sumitomo Realty & Development Co., Ltd.	83,495	3,130,141

44 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tokyo Tatemono Co., Ltd.	3,460	30,204
Tokyu Fudosan Holdings Corp.	4,800	34,115
United Urban Investment Corp.	18	28,408

		6,921,106

Retailing 0.8%
ABC-Mart, Inc.	200	11,532
Don Quijote Holdings Co., Ltd.	400	23,966
Fast Retailing Co., Ltd.	430	159,856
Hikari Tsushin, Inc.	100	6,634
Isetan Mitsukoshi Holdings Ltd.	3,400	46,288
J. Front Retailing Co., Ltd.	2,400	31,944
Marui Group Co., Ltd.	1,600	13,522
Nitori Holdings Co., Ltd.	27,200	1,723,815
Rakuten, Inc.	6,400	72,169
Ryohin Keikaku Co., Ltd.	71,500	9,654,717
Sanrio Co., Ltd.	300	8,674
Seria Co., Ltd.	126,200	5,299,897
Shimamura Co., Ltd.	142	12,489
Start Today Co., Ltd.	43,100	932,562
Takashimaya Co., Ltd.	2,000	17,037
USS Co., Ltd.	2,200	34,624
Yamada Denki Co., Ltd.	8,400	26,927

		18,076,653

Semiconductors & Semiconductor Equipment 0.0%
Advantest Corp.	1,100	12,827
Rohm Co., Ltd.	800	48,697
Tokyo Electron Ltd.	1,400	89,760

		151,284

Software & Services 0.2%
Dena Co., Ltd.	600	7,753
Fujitsu Ltd.	15,000	91,192
Gree, Inc.	1,400	10,026
GungHo Online Entertainment, Inc.	3,100	12,495
Itochu Techno-Solutions Corp.	100	3,976
Kakaku.com, Inc.	1,000	13,615
Konami Corp.	700	14,055
Nexon Co., Ltd.	1,600	14,100
Nintendo Co., Ltd.	900	97,000
Nomura Research Institute Ltd.	49,300	1,626,101
NS Solutions Corp.	46,000	1,416,072
NTT Data Corp.	1,000	39,091
Oracle Corp., Japan	200	7,743
Otsuka Corp.	17,400	646,988
SCSK Corp.	27,600	741,978
Trend Micro, Inc.	1,000	33,696
Yahoo Japan Corp.	11,400	41,070

		4,816,951

Technology Hardware & Equipment 1.8%
Brother Industries Ltd.	1,700	30,268
Canon, Inc.	146,360	4,490,348
Citizen Holdings Co., Ltd.	1,700	11,168
FUJIFILM Holdings Corp.	3,700	124,204
Hamamatsu Photonics K.K.	700	31,801
Hirose Electric Co., Ltd.	300	36,783
Hitachi High-Technologies Corp.	400	12,220
Hitachi Ltd.	39,000	306,441
Horiba Ltd.	87,300	3,158,318
Hoya Corp.	109,600	3,878,397
Ibiden Co., Ltd.	800	12,025
Iriso Electronics Co., Ltd.	64,300	4,381,336
Japan Aviation Electronics Industry Ltd.	265,000	5,250,395
Japan Display, Inc. *	2,000	5,937
Keyence Corp.	9,700	4,700,451
Konica Minolta, Inc.	3,800	42,460
Kyocera Corp.	2,600	119,838
Murata Manufacturing Co., Ltd.	43,124	4,845,431
NEC Corp.	21,000	74,264
Nippon Electric Glass Co., Ltd.	3,000	13,950
Omron Corp.	59,900	2,835,346
Ricoh Co., Ltd.	5,700	58,866
Seiko Epson Corp.	130,600	6,060,455
Shimadzu Corp.	2,000	17,403
TDK Corp.	1,000	56,762
Yaskawa Electric Corp.	2,221	28,789
Yokogawa Electric Corp.	2,100	29,217

		40,612,873

Telecommunication Services 0.1%
KDDI Corp.	4,700	308,646
Nippon Telegraph & Telephone Corp.	3,000	186,657
NTT DOCOMO, Inc.	12,300	207,450
SoftBank Corp.	7,731	562,812

		1,265,565

Transportation 0.1%
ANA Holdings, Inc.	13,000	30,143
Central Japan Railway Co.	1,200	178,979
East Japan Railway Co.	2,738	213,847
Hankyu Hanshin Holdings, Inc.	9,000	52,916
Japan Airlines Co., Ltd.	1,000	26,852
Kamigumi Co., Ltd.	2,000	19,284
Keikyu Corp.	3,000	24,960
Keio Corp.	4,000	30,383
Keisei Electric Railway Co., Ltd.	2,266	26,633
Kintetsu Corp.	14,000	48,700
Mitsubishi Logistics Corp.	1,000	15,231
Mitsui O.S.K. Lines, Ltd.	11,000	34,753
Nagoya Railroad Co., Ltd.	8,000	34,207
Nippon Express Co., Ltd.	6,000	26,394
Nippon Yusen K.K.	12,000	31,111
Odakyu Electric Railway Co., Ltd.	5,000	46,926
Tobu Railway Co., Ltd.	8,000	40,469
Tokyu Corp.	9,000	59,426
West Japan Railway Co.	1,300	61,965
Yamato Holdings Co., Ltd.	2,900	62,008

		1,065,187

Utilities 0.0%
Chubu Electric Power Co., Inc. *	5,131	61,570
Electric Power Development Co., Ltd.	900	31,474
Hokuriku Electric Power Co.	1,200	16,200
Kyushu Electric Power Co., Inc. *	3,400	36,889
Osaka Gas Co., Ltd.	15,000	59,832
Shikoku Electric Power Co., Inc. *	1,200	16,467
The Chugoku Electric Power Co., Inc.	2,200	29,013
The Kansai Electric Power Co., Inc. *	5,600	55,303
Toho Gas Co., Ltd.	4,330	23,419
Tohoku Electric Power Co., Inc.	3,600	44,994

See financial notes 45

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tokyo Electric Power Co., Inc. *	11,400	41,105
Tokyo Gas Co., Ltd.	19,000	109,522

		525,788

		312,593,002

Luxembourg 0.4%

Energy 0.0%
Subsea 7 S.A.	2,037	21,921

Materials 0.3%
APERAM *	188,920	5,435,588
ArcelorMittal	8,010	105,221

		5,540,809

Media 0.0%
RTL Group S.A.	308	28,769
SES S.A.	2,434	84,032

		112,801

Real Estate 0.1%
GAGFAH S.A. *	40,575	758,794
Grand City Properties S.A. *	143,060	1,833,094

		2,591,888

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	528	43,093

		8,310,512

Malaysia 0.2%

Food & Staples Retailing 0.1%
7-Eleven Malaysia Holdings Berhad, Class B *	6,585,200	3,343,043

Software & Services 0.1%
My EG Services Berhad	1,241,600	1,517,371

		4,860,414

Mexico 0.1%

Food, Beverage & Tobacco 0.0%
Arca Continental S.A.B. de C.V.	106,279	684,416

Materials 0.0%
Cemex S.A.B. de C.V., Series CPO *	560,300	690,272

Real Estate 0.1%
Fibra Uno Administracion S.A. de C.V.	368,900	1,282,058

		2,656,746

Netherlands 2.3%

Automobiles & Components 0.0%
Fiat Chrysler Automobiles N.V. *	7,013	78,461

Banks 0.0%
ING Groep N.V. CVA *	30,963	443,401

Capital Goods 1.7%
Airbus Group N.V.	4,719	281,729
CNH Industrial N.V.	1,608,080	13,122,547
Koninklijke Boskalis Westminster N.V.	276,296	14,740,488
Koninklijke Philips N.V.	348,587	9,745,755
OCI N.V. *	903	31,482

		37,922,001

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	1,007	44,450

Energy 0.0%
Fugro N.V. CVA	450	6,215
Koninklijke Vopak N.V.	550	27,582

		33,797

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	96,268	1,612,357

Food, Beverage & Tobacco 0.2%
Heineken Holding N.V.	60,606	3,928,274
Heineken N.V.	1,848	138,053
Unilever N.V. CVA	13,082	507,038

		4,573,365

Insurance 0.0%
Aegon N.V.	14,526	118,393
Delta Lloyd N.V.	1,520	34,646

		153,039

Materials 0.1%
Akzo Nobel N.V.	33,464	2,231,597
James Hardie Industries plc CDI	3,336	35,584
Koninklijke DSM N.V.	1,381	86,531

		2,353,712

Media 0.0%
Altice S.A. *	693	43,152
Reed Elsevier N.V.	5,601	129,021
Wolters Kluwer N.V.	2,416	64,504

		236,677

Real Estate 0.0%
Corio N.V.	513	24,970

Semiconductors & Semiconductor Equipment 0.2%
ASML Holding N.V.	2,869	286,074
NXP Semiconductor N.V. *	40,348	2,770,294

		3,056,368

Software & Services 0.0%
Gemalto N.V.	627	47,957

Telecommunication Services 0.0%
Koninklijke (Royal) KPN N.V.	25,657	84,456
Ziggo N.V. *	1,200	58,642

		143,098

Transportation 0.0%
TNT Express N.V.	4,402	25,587

		50,749,240

New Zealand 0.5%

Consumer Services 0.2%
SKYCITY Entertainment Group Ltd.	1,214,874	3,714,354

Health Care Equipment & Services 0.0%
Ryman Healthcare Ltd.	2,586	15,311

46 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.0%
Fletcher Building Ltd.	5,143	34,689

Software & Services 0.0%
Xero Ltd. *	968	12,007

Telecommunication Services 0.0%
Spark New Zealand Ltd.	13,651	33,688

Transportation 0.3%
Auckland International Airport Ltd.	2,585,225	7,815,615

Utilities 0.0%
Contact Energy Ltd.	2,424	11,759

		11,637,423

Norway 0.5%

Banks 0.0%
DNB A.S.A.	7,839	144,020

Capital Goods 0.1%
Hexagon Composites A.S.A.	390,225	1,623,875

Energy 0.2%
Aker Solutions A.S.A. *	1,419	9,193
BW LPG Ltd.	242,960	2,302,844
Farstad Shipping A.S.A. (b)	94,566	1,090,760
Seadrill Ltd.	3,005	67,910
Statoil A.S.A.	8,957	204,985

		3,675,692

Food, Beverage & Tobacco 0.0%
Orkla A.S.A.	6,519	49,844

Insurance 0.0%
Gjensidige Forsikring A.S.A.	45,492	826,341

Materials 0.0%
Norsk Hydro A.S.A.	10,761	60,250
Yara International A.S.A.	1,449	66,540

		126,790

Telecommunication Services 0.2%
Telenor A.S.A.	200,680	4,512,619

		10,959,181

Peru 0.1%

Banks 0.1%
Credicorp Ltd.	13,111	2,110,871

Portugal 0.0%

Banks 0.0%
Banco Comercial Portugues S.A., Class R *	391,289	44,226
Banco Espirito Santo S.A. - Reg’d *(a)(b)	42,176	—

		44,226

Energy 0.0%
Galp Energia, SGPS, S.A.	3,081	44,670

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	2,786	24,382

Utilities 0.0%
EDP - Energias de Portugal S.A.	18,549	79,822

		193,100

Republic of Korea 1.7%

Consumer Durables & Apparel 0.5%
Coway Co., Ltd.	11,027	842,977
Hanssem Co., Ltd.	83,450	9,946,934

		10,789,911

Consumer Services 0.2%
Hotel Shilla Co., Ltd.	38,950	3,666,922

Household & Personal Products 0.2%
Cosmax, Inc. *	48,040	4,853,572

Semiconductors & Semiconductor Equipment 0.1%
SK Hynix, Inc. *	47,360	2,111,985

Software & Services 0.0%
NAVER Corp.	823	582,373

Technology Hardware & Equipment 0.7%
Samsung Electronics Co., Ltd.	13,543	15,793,068

		37,797,831

Singapore 2.7%

Banks 0.0%
DBS Group Holdings Ltd.	13,316	191,556
Oversea-Chinese Banking Corp., Ltd.	22,888	176,309
United Overseas Bank Ltd.	10,000	179,157

		547,022

Capital Goods 0.1%
Keppel Corp., Ltd.	12,000	87,998
Sarine Technologies Ltd. (b)	1,368,000	3,172,522
Sembcorp Industries Ltd.	8,000	30,265
Sembcorp Marine Ltd.	6,000	16,998
Singapore Technologies Engineering Ltd.	12,000	35,035
Yangzijiang Shipbuilding Holdings Ltd.	12,000	10,563

		3,353,381

Consumer Services 0.0%
Genting Singapore plc	49,000	41,967

Diversified Financials 0.0%
Singapore Exchange Ltd.	6,000	32,698

Energy 0.2%
Ezra Holdings Ltd.	5,292,000	3,362,634

Food & Staples Retailing 0.0%
Olam International Ltd.	8,000	13,264

Food, Beverage & Tobacco 0.0%
Golden Agri-Resources Ltd.	70,000	28,368
Wilmar International Ltd.	15,000	37,390

		65,758

Media 0.0%
Singapore Press Holdings Ltd.	13,000	43,331

Real Estate 1.0%
Ascendas REIT	5,226,000	9,077,384
CapitaCommercial Trust	14,000	18,204
CapitaLand Ltd.	20,000	49,378
CapitaMall Trust	9,017,200	13,830,505
City Developments Ltd.	4,427	32,582
Global Logistic Properties Ltd.	25,000	53,574

See financial notes 47

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Keppel Land Ltd.	5,000	13,011
UOL Group Ltd.	3,000	15,068

		23,089,706

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	1,000	31,084

Telecommunication Services 0.3%
Singapore Telecommunications Ltd.	64,000	186,420
StarHub Ltd.	2,095,000	6,733,974

		6,920,394

Transportation 0.9%
ComfortDelGro Corp., Ltd.	15,000	30,840
Hutchison Port Holdings Trust, Class U	44,000	29,709
SATS Ltd.	3,321,000	8,014,759
SIA Engineering Co., Ltd. (b)	3,138,000	11,636,499
Singapore Airlines Ltd.	4,331	33,412

		19,745,219

Utilities 0.2%
Hyflux Ltd. (b)	4,406,000	3,463,890

		60,710,348

South Africa 0.2%

Capital Goods 0.1%
The Bidvest Group Ltd.	48,522	1,335,407

Insurance 0.0%
Sanlam Ltd.	36,290	229,318

Telecommunication Services 0.1%
MTN Group Ltd.	113,139	2,505,242

		4,069,967

Spain 1.5%

Banks 0.3%
Banco Bilbao Vizcaya Argentaria S.A.	277,338	3,101,997
Banco de Sabadell S.A.	27,312	78,965
Banco Popular Espanol S.A.	14,295	82,113
Banco Santander S.A.	95,697	845,533
Bankia S.A. *	36,876	66,131
Bankinter S.A.	303,906	2,514,065
CaixaBank S.A.	14,376	78,568

		6,767,372

Capital Goods 0.4%
ACS, Actividades de Construccion y Servicios S.A.	1,413	52,448
Ferrovial S.A.	3,289	67,244
Gamesa Corp. Tecnologica S.A. *	847,930	8,371,639
Zardoya Otis S.A.	1,334	15,554

		8,506,885

Commercial & Professional Supplies 0.2%
Prosegur Cia de Seguridad S.A. - Reg’d	679,458	3,990,947

Consumer Services 0.1%
Melia Hotels International S.A.	265,690	2,657,739

Energy 0.2%
Repsol S.A.	185,596	4,147,881

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	4,564	28,999

Insurance 0.0%
Mapfre S.A.	230,371	789,955

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	1,192	48,674

Retailing 0.0%
Inditex S.A.	8,756	246,333

Software & Services 0.2%
Amadeus IT Holding S.A., A Shares	90,599	3,333,333

Telecommunication Services 0.0%
Telefonica S.A.	32,895	494,993

Transportation 0.1%
Abertis Infraestructuras S.A.	91,690	1,911,951
International Consolidated Airlines Group S.A. *	8,154	53,330

		1,965,281

Utilities 0.0%
Enagas S.A.	1,623	54,467
Gas Natural SDG S.A.	2,805	80,999
Iberdrola S.A.	40,912	289,613
Red Electrica Corp. S.A.	867	75,760

		500,839

		33,479,231

Sweden 2.7%

Banks 0.3%
Nordea Bank AB	24,387	313,659
Skandinaviska Enskilda Banken AB, A Shares	12,186	156,520
Svenska Handelsbanken AB, A Shares	4,006	191,508
Swedbank AB, A Shares	197,205	5,226,065

		5,887,752

Capital Goods 1.1%
Alfa Laval AB	2,516	51,864
Assa Abloy AB, B Shares	2,680	142,267
Atlas Copco AB, A Shares	146,340	4,238,851
Atlas Copco AB, B Shares	196,426	5,202,897
Haldex AB	488,880	5,999,984
Sandvik AB	8,544	93,857
Skanska AB, B Shares	3,040	61,969
SKF AB, B Shares	477,670	9,580,827
Volvo AB, B Shares	12,301	141,959

		25,514,475

Commercial & Professional Supplies 0.3%
AF AB, B Shares (b)	392,557	5,949,130
Intrum Justitia AB	25,359	755,234
Securitas AB, B Shares	3,149	34,845

		6,739,209

Consumer Durables & Apparel 0.0%
Electrolux AB, B Shares	1,924	54,516

48 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Husqvarna AB, B Shares	4,048	30,223

		84,739

Diversified Financials 0.1%
Avanza Bank Holding AB	78,110	2,488,826
Industrivarden AB, C Shares	1,032	18,079
Investment AB Kinnevik, B Shares	1,883	59,791
Investor AB, B Shares	3,653	131,115

		2,697,811

Energy 0.0%
Lundin Petroleum AB *	1,568	22,163

Food, Beverage & Tobacco 0.2%
Cloetta AB, B Shares *	864,180	2,509,138
Swedish Match AB	52,599	1,710,363

		4,219,501

Health Care Equipment & Services 0.0%
Elekta AB, B Shares	2,715	27,842
Getinge AB, B Shares	1,575	36,135

		63,977

Household & Personal Products 0.0%
Svenska Cellulosa AB, S.C.A., B Shares	4,706	105,445

Materials 0.2%
Boliden AB	2,042	33,749
Hexpol AB	63,008	5,582,334

		5,616,083

Retailing 0.4%
Clas Ohlson AB, B Shares	94,960	1,639,647
Hennes & Mauritz AB, B Shares	178,073	7,105,019

		8,744,666

Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	25,000	843,640
Telefonaktiebolaget LM Ericsson, B Shares	24,432	288,698

		1,132,338

Telecommunication Services 0.0%
Tele2 AB, B Shares	3,256	41,370
TeliaSonera AB	19,099	132,256

		173,626

		61,001,785

Switzerland 7.1%

Capital Goods 0.8%
ABB Ltd. - Reg’d *	17,658	387,393
Belimo Holding AG - Reg’d	595	1,476,748
Burckhardt Compression Holding AG (b)	20,264	8,681,914
Geberit AG - Reg’d	6,775	2,312,546
Schindler Holding AG	40,966	5,730,619
Schindler Holding AG - Reg’d	169	22,869
Sulzer AG - Reg’d	240	27,355

		18,639,444

Commercial & Professional Supplies 0.5%
Adecco S.A. - Reg’d *	152,401	10,329,985
SGS S.A. - Reg’d	44	96,735

		10,426,720

Consumer Durables & Apparel 0.7%
Cie Financiere Richemont S.A. - Reg’d	181,891	15,335,918
The Swatch Group AG - Bearer Shares	247	117,167
The Swatch Group AG - Reg’d	396	33,503

		15,486,588

Diversified Financials 1.7%
Cembra Money Bank AG	49,750	2,808,514
Credit Suisse Group AG - Reg’d *	900,610	23,995,670
Julius Baer Group Ltd. *	1,792	78,557
Leonteq AG *	35,260	7,688,967
Pargesa Holding S.A.	238	18,526
Partners Group Holding AG	11,877	3,160,604
UBS AG - Reg’d *	29,325	509,907

		38,260,745

Energy 0.0%
Transocean Ltd.	2,901	86,402

Food, Beverage & Tobacco 0.7%
Aryzta AG *	698	59,540
Barry Callebaut AG - Reg’d *	24	25,190
Chocoladefabriken Lindt & Sprungli AG	7	35,133
Chocoladefabriken Lindt & Sprungli AG - Reg’d	1	59,898
Coca-Cola HBC AG CDI *	1,598	34,859
Nestle S.A. - Reg’d	198,906	14,586,592

		14,801,212

Health Care Equipment & Services 0.3%
Sonova Holding AG - Reg’d	13,585	2,118,321
Straumann Holding AG - Reg’d	14,926	3,674,857

		5,793,178

Insurance 0.0%
Baloise Holding AG - Reg’d	376	47,333
Swiss Life Holding AG - Reg’d *	257	58,966
Swiss Re AG *	2,827	228,594
Zurich Insurance Group AG *	1,199	362,851

		697,744

Materials 1.1%
Clariant AG - Reg’d *	125,381	2,187,025
EMS-Chemie Holding AG - Reg’d	91	32,772
Givaudan S.A. - Reg’d *	494	824,966
Glencore plc *	1,764,836	9,054,729
Holcim Ltd. - Reg’d *	151,536	10,755,196
Sika AG	229	818,588
Syngenta AG - Reg’d	747	231,015

		23,904,291

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Actelion Ltd. - Reg’d *	27,900	3,322,754
Lonza Group AG - Reg’d *	419	46,168
Novartis AG - Reg’d	85,020	7,890,099
Roche Holding AG	26,022	7,679,128

		18,938,149

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	428	32,540

Telecommunication Services 0.0%
Swisscom AG - Reg’d	187	110,240

See financial notes 49

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.5%
Kuehne & Nagel International AG - Reg’d	82,332	10,730,334

		157,907,587

Taiwan 0.9%

Diversified Financials 0.5%
Chailease Holding Co., Ltd.	3,897,500	9,625,203
Fubon Financial Holding Co., Ltd.	1,357,000	2,297,296

		11,922,499

Semiconductors & Semiconductor Equipment 0.2%
MediaTek, Inc.	104,000	1,485,427
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	128,777	2,835,670

		4,321,097

Technology Hardware & Equipment 0.2%
Largan Precision Co., Ltd.	13,000	913,241
TPK Holding Co., Ltd.	440,000	2,597,466

		3,510,707

		19,754,303

Thailand 0.3%

Banks 0.1%
Kasikornbank PCL	184,800	1,339,929

Real Estate 0.2%
Supalai PCL	5,534,100	4,375,287

Telecommunication Services 0.0%
Advanced Info Service PCL - Reg’d	121,500	891,572

		6,606,788

United Arab Emirates 0.1%

Real Estate 0.1%
Emaar Properties PJSC	454,102	1,265,961

United Kingdom 16.9%

Automobiles & Components 0.0%
GKN plc	13,131	67,098

Banks 0.8%
Barclays plc	131,698	506,500
HSBC Holdings plc (f)	153,211	1,562,042
HSBC Holdings plc (f)	73,737	754,521
Lloyds Banking Group plc *	12,075,686	14,912,130
Royal Bank of Scotland Group plc *	20,127	125,141
Standard Chartered plc	19,814	298,253

		18,158,587

Capital Goods 4.5%
Wolseley plc	82,776	4,402,025
Ashtead Group plc	93,107	1,559,936
BAE Systems plc	25,373	186,853
Bodycote plc	1,553,340	15,546,903
Brammer plc	760,919	3,946,909
Bunzl plc	88,415	2,400,948
Cobham plc	8,983	41,903
Diploma plc	644,181	7,167,105
Fenner plc	715,334	3,524,506
Grafton Group plc	351,360	3,566,780
HellermannTyton Group plc	1,253,952	6,119,679
IMI plc	79,298	1,552,868
Interserve plc	830,605	8,432,899
Meggitt plc	751,102	5,425,515
Melrose Industries plc	7,985	32,819
Rolls-Royce Holdings plc *	15,089	204,373
Rotork plc	363,399	14,896,237
Smiths Group plc	282,855	5,282,801
Spirax-Sarco Engineering plc	233,040	10,648,423
The Weir Group plc	1,707	62,389
Travis Perkins plc	1,955	51,800
Ultra Electronics Holdings plc	178,786	4,999,804

		100,053,475

Commercial & Professional Supplies 0.3%
Aggreko plc	2,027	49,454
Babcock International Group plc	152,072	2,669,021
Capita plc	146,443	2,574,749
G4S plc	281,880	1,153,804
Intertek Group plc	1,291	56,270

		6,503,298

Consumer Durables & Apparel 0.5%
Bellway plc	400,900	11,245,692
Burberry Group plc	3,555	87,359
Persimmon plc *	2,419	56,811

		11,389,862

Consumer Services 1.2%
Carnival plc	1,471	58,657
Compass Group plc	192,623	3,109,111
Domino’s Pizza Group plc	269,120	2,741,432
Greene King plc	685,693	8,815,577
InterContinental Hotels Group plc	37,733	1,433,291
The Restaurant Group plc	543,380	5,887,236
TUI Travel plc	4,003	25,580
Whitbread plc	52,325	3,657,569
William Hill plc	6,557	37,866

		25,766,319

Diversified Financials 0.4%
3i Group plc	7,689	48,905
Aberdeen Asset Management plc	7,356	51,158
Hargreaves Lansdown plc	1,890	30,116
ICAP plc	5,542	37,207
Investec plc	4,316	39,576
London Stock Exchange Group plc	1,803	58,225
Provident Financial plc	22,307	758,579
Schroders plc	218,092	8,434,152
Schroders plc, Non Voting Shares	1,100	33,932

		9,491,850

Energy 0.5%
AMEC plc	2,239	37,333
BG Group plc	122,134	2,035,489
BP plc	148,112	1,065,651
Genel Energy plc *	75,425	848,369
Hunting plc	462,205	5,444,344
Petrofac Ltd.	2,040	34,565
Royal Dutch Shell plc, A Shares	31,588	1,128,379

50 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Royal Dutch Shell plc, B Shares	19,603	724,241
Tullow Oil plc	7,283	56,836

		11,375,207

Food & Staples Retailing 0.0%
J. Sainsbury plc	9,905	39,021
Tesco plc	65,137	180,820
WM Morrison Supermarkets plc	16,585	41,179

		261,020

Food, Beverage & Tobacco 1.2%
Associated British Foods plc	2,857	126,085
British American Tobacco plc	15,047	852,828
Diageo plc	478,974	14,126,082
Imperial Tobacco Group plc	7,685	333,850
SABMiller plc	7,744	438,023
Stock Spirits Group plc	934,910	4,561,507
Tate & Lyle plc	3,477	33,651
Unilever plc	160,267	6,446,817

		26,918,843

Health Care Equipment & Services 0.0%
Smith & Nephew plc	7,159	121,526

Household & Personal Products 0.3%
Reckitt Benckiser Group plc	81,250	6,843,157

Insurance 0.9%
Admiral Group plc	1,519	32,502
Aviva plc	23,655	197,856
Direct Line Insurance Group plc	11,884	52,571
Friends Life Group Ltd.	11,241	58,296
Hiscox Ltd.	74,186	809,129
Legal & General Group plc	47,482	175,982
Old Mutual plc	39,277	121,978
Prudential plc	407,548	9,437,193
RSA Insurance Group plc *	8,104	62,655
Standard Life plc	19,168	121,038
Willis Group Holdings plc	249,200	10,100,076

		21,169,276

Materials 1.3%
Anglo American plc	11,210	236,683
Antofagasta plc	3,147	35,441
BHP Billiton plc	16,961	438,215
Croda International plc	422,393	15,529,838
Fresnillo plc	1,755	19,613
Johnson Matthey plc	1,642	78,392
Randgold Resources Ltd.	695	40,677
Rexam plc	5,558	42,362
Rio Tinto plc	53,178	2,530,286
Victrex plc	371,275	10,085,260

		29,036,767

Media 0.7%
British Sky Broadcasting Group plc	8,278	117,318
ITV plc	1,559,874	5,067,536
Pearson plc	6,567	122,911
Reed Elsevier plc	82,794	1,362,561
Rightmove plc	40,340	1,364,442
WPP plc	392,751	7,671,470

		15,706,238

Pharmaceuticals, Biotechnology & Life Sciences 1.3%
AstraZeneca plc	10,140	740,710
BTG plc *	530,293	6,410,056
GlaxoSmithKline plc	389,313	8,803,910
Hikma Pharmaceuticals plc	281,465	8,536,969
Shire plc	81,979	5,500,540

		29,992,185

Real Estate 0.1%
Countrywide plc	74,803	549,400
Derwent London plc	16,494	784,746
Hammerson plc	6,276	61,655
Intu Properties plc	6,995	38,159
Land Securities Group plc	6,336	112,426
Segro plc	5,536	33,727
The British Land Co. plc	7,703	89,946

		1,670,059

Retailing 0.5%
ASOS plc *	372	15,862
Dixons Carphone plc	7,829	49,712
Halfords Group plc	453,250	3,598,021
Kingfisher plc	18,989	91,992
Marks & Spencer Group plc	13,079	85,168
Next plc	29,195	3,013,995
Poundland Group plc *	648,658	3,268,625
Sports Direct International plc *	2,903	29,984

		10,153,359

Semiconductors & Semiconductor Equipment 0.0%
ARM Holdings plc	11,296	159,922

Software & Services 0.3%
Telecity Group plc	456,870	5,641,848
The Sage Group plc	8,683	52,580

		5,694,428

Technology Hardware & Equipment 1.4%
Domino Printing Sciences plc	713,610	6,883,621
Halma plc	790,997	7,892,508
Laird plc	1,083,597	5,469,452
Oxford Instruments plc	209,593	3,631,760
Spectris plc	229,835	6,638,520

		30,515,861

Telecommunication Services 0.3%
BT Group plc	1,132,521	6,676,585
Inmarsat plc	3,182	34,938
Vodafone Group plc	212,392	706,300

		7,417,823

Transportation 0.2%
easyJet plc	156,954	3,771,441
Royal Mail plc	5,187	36,708

		3,808,149

Utilities 0.2%
Centrica plc	40,451	196,186
National Grid plc	29,992	445,080
Severn Trent plc	1,915	61,210
SSE plc	108,020	2,768,659
United Utilities Group plc	5,460	74,847

		3,545,982

		375,820,291

See financial notes 51

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

United States 0.0%

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
ICON plc *	13,751	723,440

Total Common Stock
(Cost $1,835,934,796)		2,081,026,614

Preferred Stock 0.2% of net assets

Brazil 0.1%

Banks 0.1%
Itau Unibanco Holding S.A.	129,750	1,924,336

Germany 0.1%

Automobiles & Components 0.0%
Bayerische Motoren Werke AG	404	32,394
Porsche Automobil Holding SE	1,227	100,752
Volkswagen AG	1,305	279,077

		412,223

Capital Goods 0.1%
Jungheinrich AG	24,840	1,404,335

Household & Personal Products 0.0%
Henkel AG & Co. KGaA	1,429	141,425

Materials 0.0%
Fuchs Petrolub SE	700	27,264

		1,985,247

Italy 0.0%

Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	6,481	16,570

Telecommunication Services 0.0%
Telecom Italia S.p.A. - RSP	47,559	42,553

		59,123

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc, C Shares *(a)(b)	1,910,070	3,056

Total Preferred Stock
(Cost $3,877,742)		3,971,762

Other Investment Companies 3.9% of net assets

Equity Fund 2.6%
Vanguard FTSE Emerging Markets ETF	1,367,000	58,288,880

Money Market Fund 1.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (c)	28,882,348	28,882,348

Total Other Investment Companies
(Cost $92,207,503)		87,171,228

Rights 0.0% of net assets

Spain 0.0%

Banks 0.0%
Banco Santander S.A. *	135,514	25,813

Total Rights
(Cost $26,110)		25,813

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.01%, 12/11/14 (d)(e)	75,000	74,999
0.01%, 12/18/14 (d)(e)	739,000	738,988

Total Short-Term Investments
(Cost $813,987)		813,987

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $1,958,909,416 and the unrealized appreciation and depreciation were $292,010,842 and ($77,910,854), respectively, with a net unrealized appreciation of $214,099,988.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $1,783,513,735 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $61,966,537 or 2.8% of net assets.
(c)	The rate shown is the 7-day yield.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	Securities are traded on separate exchanges for the same entity.

52 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

AUD —	Australian dollar
CHF —	Swiss franc
NZD —	New Zealand dollar
SEK —	Swedish krona
USD —	U.S. dollar

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Depreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	484	44,431,200	(75,899)

			Amount of		Amount of	Unrealized
		Currency	Currency	Currency	Currency	Appreciation
Expiration		to be	to be	to be	to be	(Depreciation)
Date	Counterparty	Received	Received	Delivered	Delivered	($)

Forward Foreign Currency Exchange Contracts

12/17/2014	State Street Bank & Trust Co.	CHF	5,627,000	USD	5,850,637	(349,572)
03/18/2015	State Street Bank & Trust Co.	SEK	6,009,000	USD	814,029	(57,118)
03/18/2015	State Street Bank & Trust Co.	SEK	1,212,000	USD	164,188	(974)
06/17/2015	State Street Bank & Trust Co.	USD	6,984,988	AUD	8,065,000	223,993
12/17/2014	State Street Bank & Trust Co.	USD	30,194,153	CHF	29,040,000	3,165,985
01/30/2015	State Street Bank & Trust Co.	USD	6,525,683	NZD	8,443,000	115,032
03/18/2015	State Street Bank & Trust Co.	USD	6,221,384	SEK	45,925,000	618,963

Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						3,716,309

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

Assets Valuation Input

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stock[1]	$—	$205,340,945	$—	$205,340,945
Australia[1]	—	76,618,716	—	76,618,716
Materials	49,808	18,233,862	—	18,283,670
Belgium[1]	—	2,458,612	—	2,458,612
Media	1,113,834	—	—	1,113,834
Brazil[1]	—	4,574,180	—	4,574,180
Consumer Services	8,246,047	—	—	8,246,047
Diversified Financials	705,832	—	—	705,832
Food, Beverage & Tobacco	4,084,727	—	—	4,084,727
Canada[1]	106,651,463	—	—	106,651,463
China[1]	—	44,846,981	—	44,846,981
Pharmaceuticals, Biotechnology & Life Sciences	1,318,558	8,732,344	—	10,050,902
Retailing	5,279,746	—	—	5,279,746
Software & Services	13,179,480	3,770,553	—	16,950,033
Finland[1]	—	16,666,225	—	16,666,225
Energy	21,509	—	—	21,509

See financial notes 53

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

France[1]	$—	$102,817,258	$—	$102,817,258
Capital Goods	5,108,287	10,263,852	—	15,372,139
Energy	13,033,168	3,955,514	—	16,988,682
Health Care Equipment & Services	10,519,823	3,308,573	—	13,828,396
Media	40,554	6,894,053	—	6,934,607
Pharmaceuticals, Biotechnology & Life Sciences	6,634,763	5,394,488	—	12,029,251
Real Estate	31,745	2,740,229	—	2,771,974
Software & Services	2,612,947	1,484,360	—	4,097,307
Telecommunication Services	45,703	474,273	—	519,976
Germany[1]	—	148,893,410	—	148,893,410
Capital Goods	3,192,548	33,438,105	—	36,630,653
Hong Kong[1]	—	38,802,922	—	38,802,922
Consumer Services	4,849,918	2,899,171	—	7,749,089
India[1]	—	22,309,298	—	22,309,298
Banks	1,892,862	7,935,849	—	9,828,711
Real Estate	1,932,796	—	—	1,932,796
Software & Services	3,199,158	1,990,546	—	5,189,704
Ireland[1]	—	15,063,749	—	15,063,749
Food, Beverage & Tobacco	5,145,433	542,449	—	5,687,882
Israel[1]	—	202,637	—	202,637
Materials	8,942,627	62,017	—	9,004,644
Pharmaceuticals, Biotechnology & Life Sciences	4,156,136	544,491	—	4,700,627
Semiconductors & Semiconductor Equipment	2,725,024	—	—	2,725,024
Software & Services	5,126,591	21,771	—	5,148,362
Japan[1]	—	296,872,381	—	296,872,381
Commercial & Professional Supplies	805,943	14,914,678	—	15,720,621
Luxembourg[1]	—	5,605,823	—	5,605,823
Media	84,032	28,769	—	112,801
Real Estate	1,833,094	758,794	—	2,591,888
Mexico[1]	2,656,746	—	—	2,656,746
Netherlands[1]	—	47,422,398	—	47,422,398
Energy	6,215	27,582	—	33,797
Media	43,152	193,525	—	236,677
Semiconductors & Semiconductor Equipment	2,770,294	286,074	—	3,056,368
Norway[1]	—	7,283,489	—	7,283,489
Energy	9,193	3,666,499	—	3,675,692
Peru[1]	2,110,871	—	—	2,110,871
Singapore[1]	—	57,233,194	—	57,233,194
Food & Staples Retailing	13,264	—	—	13,264
Utilities	3,463,890	—	—	3,463,890
Sweden[1]	—	52,257,119	—	52,257,119
Retailing	1,639,647	7,105,019	—	8,744,666

54 See financial notes

 Laudus International MarketMasters Fund

Portfolio Holdings continued

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Switzerland[1]	$—	$139,268,143	$—	$139,268,143
Capital Goods	22,869	18,616,575	—	18,639,444
Taiwan[1]	—	15,433,206	—	15,433,206
Semiconductors & Semiconductor Equipment	2,835,670	1,485,427	—	4,321,097
Thailand[1]	—	1,339,929	—	1,339,929
Real Estate	4,375,287	—	—	4,375,287
Telecommunication Services	891,572	—	—	891,572
United Kingdom[1]	—	171,303,239	—	171,303,239
Capital Goods	14,638,520	85,414,955	—	100,053,475
Food, Beverage & Tobacco	4,561,507	22,357,336	—	26,918,843
Insurance	10,162,731	11,006,545	—	21,169,276
Media	122,911	15,583,327	—	15,706,238
Retailing	3,268,625	6,884,734	—	10,153,359
Technology Hardware & Equipment	6,883,621	23,632,240	—	30,515,861
United States[1]	723,440	—	—	723,440
Preferred Stock[1]	—	2,044,370	—	2,044,370
Brazil[1]	1,924,336	—	—	1,924,336
United Kingdom[1]	—	—	3,056	3,056
Other Investment Companies[1]	87,171,228	—	—	87,171,228
Rights
Spain[1]	25,813	—	—	25,813
Short-Term Investments[1]	—	813,987	—	813,987

Total	$372,885,558	$1,800,120,790	$3,056	$2,173,009,404

Other Financial Instruments
Forward Foreign Currency Exchange Contracts[2]	$—	$4,123,973	$—	$4,123,973

Liabilities Valuation Input

Other Financial Instruments
Futures Contracts[2]	($75,899)	$—	$—	($75,899)
Forward Foreign Currency Exchange Contracts[2]	—	(407,664)	—	(407,664)

[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts and forward foreign currency exchange contracts are not included in Investments in the schedule of portfolio holdings and are valued at unrealized appreciation or depreciation.

See financial notes 55

 Laudus International MarketMasters Fund

Portfolio Holdings continued

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance		Change in					Balance
	as of	Realized	Unrealized			Gross	Gross	as of
	October 31,	Gains	Appreciation	Gross	Gross	Transfers	Transfers	October 31,
Investments in Securities	2013	(Losses)	(Depreciation)	Purchases	Sales	in	out	2014

Common Stock
Hong Kong	$12,251	$—	($12,251)	$—	$—	$—	$—	$—
Japan	49,426	—	278	—	(49,704)	—	—	—
Portugal	—	—	(50,231)	10,646	—	39,585	—	—
Preferred Stock
United Kingdom	53,040	1,503	(55)	3,066	(54,498)	—	—	3,056
Rights
Spain	37,011	—	(1,669)	—	(35,342)	—	—	—

Total	$151,728	$1,503	($63,928)	$13,712	($139,544)	$39,585	$—	$3,056

All net realized and change in unrealized gains (losses) in the table above are reflected on the accompanying Statement of Operations. The change in net unrealized appreciation (depreciation) for Level 3 investments held by the fund at October 31, 2014 was ($62,493).

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014. The transfers in the amount of $41,674,776 and $9,776,880 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, were primarily due to the use of international fair valuation by the fund. The transfers into Level 3 from Level 1 or Level 2 were due to the result of fair valued securities for which no quoted value was available.

56 See financial notes

 Laudus International MarketMasters Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments, at value (cost $1,932,860,138)		$2,173,009,404
Foreign currency, at value (cost $1,947,375)		1,935,826
Receivables:
Investments sold		60,206,918
Dividends		3,089,349
Fund shares sold		2,369,120
Foreign tax reclaims		1,670,928
Variation margin on futures contracts		98,467
Unrealized appreciation on forward foreign currency exchange contracts		4,123,973
Prepaid expenses	+	173,680

Total assets		2,246,677,665

Liabilities

Payables:
Investments bought		16,575,553
Investment adviser and administrator fees		260,322
Shareholder service fees		468,877
Fund shares redeemed		3,207,763
Due to custodian		1,594,454
Foreign capital gains tax		1,138,481
Unrealized depreciation on forward foreign currency exchange contracts	+	407,664

Total liabilities		23,653,114

Net Assets

Total assets		2,246,677,665
Total liabilities	−	23,653,114

Net assets		$2,223,024,551

Net Assets by Source
Capital received from investors		1,982,713,797
Net investment income not yet distributed		18,038,415
Net realized capital losses		(20,177,344)
Net unrealized capital appreciation		242,449,683

Net Asset Value (NAV) by Shares Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV
Investor Shares	$631,111,255		27,497,580		$22.95
Select Shares	$1,591,913,296		69,352,708		$22.95

See financial notes 57

 Laudus International MarketMasters Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends (net of foreign withholding taxes of $5,216,040)		$56,324,050
Interest	+	573

Total investment income		56,324,623

Expenses

Investment adviser and administrator fees		29,000,671
Shareholder service fees:
Investor Shares		1,575,105
Select Shares		1,930,919
Custodian fees		1,318,890
Portfolio accounting fees		204,903
Transfer agent fees		170,861
Shareholder reports		88,417
Registration fees		77,372
Professional fees		63,454
Independent trustees’ fees		17,156
Interest expense		577
Other expenses	+	64,258

Total expenses		34,512,583
Expense reduction by CSIM and its affiliates	−	4,829,545

Net expenses	−	29,683,038

Net investment income		26,641,585

Realized and Unrealized Gains (Losses)

Net realized gains on investments (net of foreign capital gain tax paid of $100,341)		222,949,985
Net realized gains on futures contracts		1,912,818
Net realized losses on foreign currency transactions	+	(362,111)

Net realized gains		224,500,692
Net change in unrealized appreciation (depreciation) on investments (net of foreign capital gain tax of ($1,093,991))		(286,796,914)
Net change in unrealized appreciation (depreciation) on futures contracts		(2,707,984)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	2,789,273

Net change in unrealized appreciation (depreciation)	+	(286,715,625)

Net realized and unrealized losses		(62,214,933)

Decrease in net assets resulting from operations		($35,573,348)

58 See financial notes

 Laudus International MarketMasters Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$26,641,585	$23,324,748
Net realized gains		224,500,692	173,495,399
Net change in unrealized appreciation (depreciation)	+	(286,715,625)	265,189,677

Increase (Decrease) in net assets from operations		(35,573,348)	462,009,824

Distributions to Shareholders

Distributions from net investment income
Investor Shares		(9,151,462)	(13,288,779)
Select Shares	+	(24,452,646)	(25,873,436)

Total distributions from net investment income		($33,604,108)	($39,162,215)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		2,681,598	$63,944,369	3,013,633	$63,900,921
Select Shares	+	17,762,259	421,251,532	19,866,078	424,219,097

Total shares sold		20,443,857	$485,195,901	22,879,711	$488,120,018

Shares Reinvested
Investor Shares		364,557	$8,395,762	634,180	$12,214,309
Select Shares	+	703,683	16,184,703	892,608	17,173,788

Total shares reinvested		1,068,240	$24,580,465	1,526,788	$29,388,097

Shares Redeemed
Investor Shares		(4,050,133)	($96,267,673)	(6,234,658)	($130,752,070)
Select Shares	+	(16,261,189)	(386,422,770)	(9,414,179)	(198,148,130)

Total shares redeemed		(20,311,322)	($482,690,443)	(15,648,837)	($328,900,200)

Net transactions in fund shares		1,200,775	$27,085,923	8,757,662	$188,607,915

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		95,649,513	$2,265,116,084	86,891,851	$1,653,660,560
Total increase or decrease	+	1,200,775	(42,091,533)	8,757,662	611,455,524

End of period		96,850,288	$2,223,024,551	95,649,513	$2,265,116,084

Net investment income not yet distributed			$18,038,415		$17,610,213

See financial notes 59

 Laudus MarketMasters Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2015 Fund
Laudus International MarketMasters Fund	Schwab Target 2020 Fund
Schwab S&P 500 Index Fund	Schwab Target 2025 Fund
Schwab Small-Cap Index Fund	Schwab Target 2030 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2035 Fund
Schwab International Index Fund	Schwab Target 2040 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2055 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Fundamental US Large Company Index Fund
Schwab Balanced Fund	Schwab Fundamental US Small Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund

Each of the Laudus MarketMasters Funds offers two share classes: Investor Shares and Select Shares®. Shares of each class represent an interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold (subject to a redemption fee, see financial note 9) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund or share class, as applicable. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.

60

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the funds valuing their holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the funds pursuant to these procedures.

•	Futures contracts (“futures”) and forward foreign currency exchange contracts (“forwards”): Futures are valued at their settlement prices as of the close of their exchanges. Forwards are valued based on that day’s forward exchange rates or by using an interpolated forward exchange rate for contracts with interim settlement dates.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

•	Underlying funds: Mutual funds are valued at their respective NAVs. Exchange traded funds (“ETFs”) traded on a recognized securities exchange are valued at the last reported sale price that day or the official closing price, if applicable.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, ETFs and futures contracts. Investments in mutual funds are valued daily at their NAVs, and investments in ETFs are valued daily at the last reported sale price or the official closing price, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and

 61

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Accounting Policies for certain Portfolio Investments (if held):

Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. A fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures are traded publicly on exchanges, and their market value may change daily.

Forward Foreign Currency Exchange Contracts: Forwards are contracts to buy and sell a currency at a set price on a future date. The value of the forwards is accounted for as unrealized appreciation or depreciation until the contracts settle, at which time the gains or losses are realized.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

62

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Gains realized by the funds on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When a fund closes out a futures or forward position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes, the net investment income, other than class specific expenses, and the realized and unrealized gains or losses, are allocated daily to each class in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(g) Custody Credit:

The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (“State Street”), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Foreign Taxes:

The funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the funds and are disclosed in the Statement of Operations. Foreign taxes payable as of October 31, 2014, if any, are reflected in each fund’s Statement of Assets and Liabilities.

 63

 Laudus MarketMasters Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(k) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Stock markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in a fund will fluctuate, which means that investors could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The funds’ investment managers attempt to reduce the impact of the performance of any given investment style by investing in both value and growth style stocks. But whenever value stocks fall out of favor with investors, they may underperform growth stocks, and vice versa.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - a fund’s performance also will lag those investments.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger, more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - bonds and small-cap stocks, for instance - a fund’s performance also will lag those investments.

Management Risk. As with all actively managed funds, the investment strategies of each fund’s managers — its investment adviser and investment sub-advisers — may not achieve their desired results.

Foreign Investment Risk. A fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund’s investments in emerging market countries, and at times, it may be difficult to value such investments.

Currency Risk. As a result of a fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar. If such an event occurs, the dollar value of an investment in the fund would be adversely affected.

Derivatives Risk. A fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to credit risk, leverage risk, lack of

64

 Laudus MarketMasters Funds

Financial Notes (continued)

3. Risk Factors (continued):

availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a fund. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a fund to realize higher amounts of short-term capital gain. These risks could cause a fund to lose more than the principal amount invested.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of a fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, a fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if a fund had a single manager.

Liquidity Risk. A particular investment may be difficult to purchase or sell. A fund may be unable to sell illiquid securities at an advantageous time or price.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:

	Laudus Small-Cap	Laudus International
% of Average Daily Net Assets	MarketMasters Fund	MarketMasters Fund

First $500 million	1.17%	1.29%
$500 million to $1 billion	1.13%	1.275%
Over $1 billion	1.07%	1.25%

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25% for Investor Shares and 0.20% for Select Shares. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Investor Shares	1.35%	1.40%
Select Shares	1.20%	1.25%

 65

 Laudus MarketMasters Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of October 31, 2014, as applicable:

	Underlying Funds
	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Schwab Target 2010 Fund	0.4%	0.1%
Schwab Target 2015 Fund	0.8%	0.2%
Schwab Target 2020 Fund	5.5%	1.5%
Schwab Target 2025 Fund	4.8%	1.2%
Schwab Target 2030 Fund	12.1%	2.9%
Schwab Target 2035 Fund	5.4%	1.2%
Schwab Target 2040 Fund	16.4%	3.6%
Schwab Target 2045 Fund	0.9%	0.2%
Schwab Target 2050 Fund	0.8%	0.2%
Schwab Target 2055 Fund	0.4%	0.1%
Schwab Monthly Income Fund - Moderate Payout	—%	0.3%
Schwab Monthly Income Fund - Enhanced Payout	—%	0.4%
Schwab Monthly Income Fund - Maximum Payout	—%	0.1%
Schwab Balanced Fund	10.4%	—%

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Laudus Small-Cap MarketMasters Fund	$140,501,954	$149,420,735
Laudus International MarketMasters Fund	1,710,295,459	1,643,664,770

66

 Laudus MarketMasters Funds

Financial Notes (continued)

8. Derivatives:

The funds entered into equity index futures contracts during the report period. The funds invested in futures to equitize available cash. The fair value and variation margin for futures contracts held at October 31, 2014 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations. Refer to financial note 2(b) for the funds’ accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the month-end average contract values of futures contracts held by the funds and the month-end average number of contracts held were as follows:

	Contract Values	Number of Contracts

Laudus Small-Cap MarketMasters Fund	$3,447,310	30
Laudus International MarketMasters Fund	46,783,179	491

The Laudus International MarketMasters Fund invested in forwards during the report period. The fund invested in forwards in connection with the purchase and sale of portfolio securities to minimize the uncertainty of changes in future foreign currency exchange rates and to hedge exposure to certain currencies. Refer to financial note 2(b) for the fund’s accounting policies with respect to forwards and financial note 3 for disclosures concerning the risks of investing in forwards. During the period, the month-end average forward foreign currency notional amount and the month-end average unrealized appreciation were $67,963,085 and $772,149, respectively.

As of October 31, 2014, the derivatives contracts held by the funds, categorized by primary risk exposure, were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund
Asset Derivatives	Fair Value

Equity Index - Futures Contracts[1]	$156,619	$—
Forward Foreign Currency Exchange Contracts[2]	—	4,123,973

Total	$156,619	$4,123,973

Liability Derivatives	Fair Value

Equity Index - Futures Contracts[3]	$—	$75,899
Forward Foreign Currency Exchange Contracts[4]	—	407,664

Total	$—	$483,563

[1]	Includes cumulative unrealized appreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[2]	Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
[3]	Includes cumulative unrealized depreciation of futures contracts as reported in the Schedule of Portfolio Holdings. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
[4]	Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

The effects of the derivatives held by the funds in the Statement of Operations for the period ended October 31, 2014 were:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Equity Index Futures Contracts
Realized Gains (Losses)[1]	($16,200)	$1,912,818
Change in Unrealized Appreciation (Depreciation)[2]	61,624	(2,707,984)
Forward Foreign Currency Exchange Contracts
Realized Gains (Losses)[1]	$—	$711,354
Change in Unrealized Appreciation (Depreciation)[2]	—	3,089,783

[1]	Statement of Operations location: Net realized gains (losses) on futures contracts and net realized gains (losses) on foreign currency transactions.
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts and net change in unrealized appreciation (depreciation) on foreign currency translations.

 67

 Laudus MarketMasters Funds

Financial Notes (continued)

8. Derivatives (continued):

The funds’ forwards are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements which govern certain terms of derivative transactions. ISDA agreements typically contain, among other things, master netting provisions in the event of a default or other termination event. Master netting provisions allow the funds and the counterparty, in the event of a default or other termination event, to offset payable and receivable amounts for each party related to derivative contracts to one net amount payable by either the funds or the counterparty. The Laudus International MarketMasters Fund’s forwards, which are reported gross in the Statement of Assets and Liabilities, are presented in the table below. The following table presents the fund’s forwards, net of amounts available for offset under a master netting agreement and net of any related collateral received by the fund for assets and pledged by the fund for liabilities as of October 31, 2014.

Laudus International MarketMasters Fund
		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross Amounts of Assets
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Received	Amounts(a)

State Street Bank & Trust Co.	$4,123,973	($407,664)	$—	$3,716,309

Total	$4,123,973	($407,664)	$—	$3,716,309

	Gross Amounts of Liabilities
	Presented in the	Financial	Cash Collateral	Net
Counterparty	Statement of Assets and Liabilities	Instruments	Pledged	Amounts(b)

State Street Bank & Trust Co.	($407,664)	$407,664	$—	$—

Total	($407,664)	$407,664	$—	$—

[a]	Represents the net amount due from the counterparty in the event of default.
[b]	Represents the net amount due to the counterparty in the event of default.

9. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Laudus Small-Cap MarketMasters Fund	$384	$341
Laudus International MarketMasters Fund	6,455	12,421

10. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Undistributed ordinary income	$—	$31,273,280
Undistributed long-term capital gains	3,718,509	—
Unrealized appreciation on investments	28,560,167	292,010,842
Unrealized depreciation on investments	(9,994,310)	(77,910,854)
Other unrealized appreciation (depreciation)	—	(1,289,405)

Net unrealized appreciation (depreciation)	$18,565,857	$212,810,583

68

 Laudus MarketMasters Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

The primary differences between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments are Passive Foreign Investment Companies (PFIC), Partnerships and the tax deferral of losses on wash sale.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Laudus Small-Cap	Laudus International
Expiration Date	MarketMasters Fund	MarketMasters Fund

October 31, 2017	$—	$3,773,115

Total	$—	$3,773,115

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the next taxable year. For the year ended October 31, 2014, the funds had late-year ordinary losses deferred and capital loss carryforwards utilized as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Late-year ordinary losses deferred	$1,396,656	$—
Capital loss carryforwards utilized	22,461,534	206,581,377

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Current period distributions
Ordinary income	$—	$33,604,108
Long-term capital gains	—	—
Return of capital	—	—

Prior period distributions
Ordinary income	$—	$39,162,215
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

	Laudus Small-Cap	Laudus International
	MarketMasters Fund	MarketMasters Fund

Capital shares	($15,579)	$—
Undistributed net investment income	(18,737)	7,390,725
Net realized capital gains (losses)	34,316	(7,390,725)

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related

 69

 Laudus MarketMasters Funds

Financial Notes (continued)

10. Federal Income Taxes (continued):

to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

70

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Laudus Small-Cap MarketMasters Fund
Laudus International MarketMasters Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (two of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2014, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

 71

Other Federal Tax Information (unaudited)

The Laudus International MarketMasters Fund elects to pass through, under section 853 of the Internal Revenue Code, the foreign tax credit of $5,087,479 to its shareholders for the year ended October 31, 2014. The respective foreign source income on the fund is $59,931,813.

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Laudus Small-Cap MarketMasters Fund	$—
Laudus International MarketMasters Fund	38,691,587

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Approval of Renewal of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in part, to considering whether to renew the investment advisory agreements between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) with respect to the existing funds in the Trust, including Laudus Small-Cap MarketMasters Fund and Laudus International MarketMasters Fund (the “Funds”), and the individual sub-advisory agreements between CSIM and BMO Asset Management Corp., Mellon Capital Management Corp. (“Mellon”), TAMRO Capital Partners, LLC and Wellington Management Company LLP relating to Laudus Small-Cap MarketMasters Fund; and CSIM and American Century Investment Management, Inc., Harris Associates L.P., Mellon, Mondrian Investment Partners Limited and William Blair & Company, LLC, relating to the Laudus International Market-Masters Fund (collectively, the “Sub-Advisers”). Such investment advisory and sub-advisory agreements are collectively referred to herein as the “Agreements”. The Trustees also review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM and the Sub-Advisers, including information about their affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM. The Board also discusses with CSIM the Funds’ operations and CSIM’s ability, consistent with the “manager of managers” structure of each of the Funds to (i) identify and recommend to the Trustees sub-advisers for each Fund, (ii) monitor and oversee the performance and investment capabilities of each sub-adviser, and (iii) recommend the replacement of a sub-adviser when appropriate. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM and CSIM sends an information request letter to each of the Sub-Advisers seeking certain relevant information. The responses by CSIM and the Sub-Advisers are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreements with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreements with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreements with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreements, including the resources of CSIM and its affiliates, and the Sub-Advisers, dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, and other types of accounts;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates, as well as the profitability of the Sub-Advisers; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. In addition, the Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Board also considered the nature, extent and quality of the sub-advisory services provided by the Sub-Advisers to the Funds and the resources each dedicates to the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM and the Sub-Advisers

 73

to the Funds and the resources of CSIM, and its affiliates, and the Sub-Advisers dedicated to the Funds supported renewal of the Agreements with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreements with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. In addition, the Trustees considered whether irrespective of relative performance, each Sub-Adviser’s absolute performance was consistent with expectations for such Sub-Adviser’s unique investment methodology. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser and Sub-Adviser profitability discussed below. Although the Funds had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to the Funds, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreements with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM and the Sub-Advisers to other mutual funds, and to other types of accounts, such as separate accounts, pooled vehicles, wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreements with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to CSIM, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM, and its respective affiliates. The Trustees also considered the compensation flowing to the Sub-Advisers, directly or indirectly. The Trustees also considered any other benefits derived by the Sub-Advisers from their relationship with the Funds, such as whether, by virtue of its management of the Funds, any Sub-Adviser obtains investment information or other research resources that aid it in providing advisory services to other clients. With respect to the Sub-Advisers, the Trustees considered whether the varied levels of compensation and profitability under the Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by the Sub-Advisers, and their respective affiliates. The Board also considered the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Funds, although, when doing so, the Board took into account the fact that the Sub-Advisers are compensated by CSIM, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and CSIM. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM and the Sub-Advisers is reasonable and supported renewal of the Agreements with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules

74

relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreements with respect to the Funds and concluded that the compensation under the Agreements with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

 75

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

76

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

 77

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

78

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

restricted and illiquid securities Restricted securities are securities that are subject to legal restrictions on their sale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of1933 (the “1933 Act”), or in a registered public offering. Certain restricted securities, such as Section 4(a)(2) commercial paper and Rule 144A securities under the 1933 Act, may be considered to be liquid if they meet the criteria for liquidity established by the Board. Illiquid securities generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund’s investments is monitored under the supervision and direction of the Board. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

 79

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Laudus Funds’ website at www.laudus.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Laudus Funds at 1-800-447-3332.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.laudus.com/prospectus or the SEC’s website at http://www.sec.gov.

The Laudus Fundstm

Laudus Growth Investors
Laudus U.S. Large Cap Growth Fund

Laudus MarketMasters Fundstm
Laudus International MarketMasters Fundtm
Laudus Small-Cap MarketMasters Fundtm

Laudus Mondrian Fundstm
Laudus Mondrian International Equity Fund
Laudus Mondrian Emerging Markets Fund
Laudus Mondrian International Fixed Income Fund
Laudus Mondrian Global Fixed Income Fund

Laudus Mondrian Institutional Fundstm
Laudus Mondrian Institutional Emerging Markets Fund
Laudus Mondrian Institutional International Equity Fund

The Laudus Funds include the Laudus U.S. Large Cap Growth Fund and the Laudus Mondrian Funds, which are part of the Laudus Trust and Laudus Institutional Trust and distributed by ALPS Distributors Inc.; and the Laudus MarketMasters Funds, which are part of the Schwab Capital Trust, and distributed by Charles Schwab & Co., Inc. Charles Schwab & Co., Inc. and ALPS Distributors Inc. are unaffiliated entities.

For More Information about the Funds:

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Laudus MarketMasters Funds
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

© 2014 Charles Schwab & Co., Inc. All rights reserved. Member SIPC®. Printed on recycled paper.	MFR13812-17

00128295

COMMAND PERFORMANCETM

Annual report dated October 31, 2014, enclosed.

Schwab Target Funds

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

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This wrapper is not part of the shareholder report.

Schwab Target Funds

Annual Report
October 31, 2014

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Target 2045 Fund

Schwab Target 2050 Fund

Schwab Target 2055 Fund

Schwab Target Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab Target 2010 Fund (Ticker Symbol: SWBRX)	6.08%

Target 2010 Composite Index	6.33%
Fund Category: Morningstar Target Date 2000-2010	5.46%

Performance Details	pages 8-9

Schwab Target 2015 Fund (Ticker Symbol: SWGRX)	6.56%

Target 2015 Composite Index	6.86%
Fund Category: Morningstar Target Date 2011-2015	5.91%

Performance Details	pages 10-11

Schwab Target 2020 Fund (Ticker Symbol: SWCRX)	7.71%

Target 2020 Composite Index	8.02%
Fund Category: Morningstar Target Date 2016-2020	6.43%

Performance Details	pages 12-13

Schwab Target 2025 Fund (Ticker Symbol: SWHRX)	8.44%

Target 2025 Composite Index	8.82%
Fund Category: Morningstar Target Date 2021-2025	7.39%

Performance Details	pages 14-15

Schwab Target 2030 Fund (Ticker Symbol: SWDRX)	9.11%

Target 2030 Composite Index	9.43%
Fund Category: Morningstar Target Date 2026-2030	7.64%

Performance Details	pages 16-17

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Target Funds 3

Performance at a Glance continued

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab Target 2035 Fund (Ticker Symbol: SWIRX)	9.62%

Target 2035 Composite Index	9.96%
Fund Category: Morningstar Target Date 2031-2035	8.40%

Performance Details	pages 18-19

Schwab Target 2040 Fund (Ticker Symbol: SWERX)	10.07%

Target 2040 Composite Index	10.34%
Fund Category: Morningstar Target Date 2036-2040	8.37%

Performance Details	pages 20-21

Schwab Target 2045 Fund (Ticker Symbol: SWMRX)	10.30%

Target 2045 Composite Index	10.55%
Fund Category: Morningstar Target Date 2041-2045	8.83%

Performance Details	pages 22-23

Schwab Target 2050 Fund (Ticker Symbol: SWNRX)	10.43%

Target 2050 Composite Index	10.73%
Fund Category: Morningstar Target Date 2046-2050	8.64%

Performance Details	pages 24-25

Schwab Target 2055 Fund (Ticker Symbol: SWORX)	10.59%

Target 2055 Composite Index	10.84%
Fund Category: Morningstar Target Date 2051+	9.07%

Performance Details	pages 26-27

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see the funds’ prospectus for further detail and eligibility requirements.

4 Schwab Target Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as the foundation of an investor’s portfolio. Within each of our Schwab Target Funds is a mix of active, passive, proprietary, and third-party strategies, seeking to provide diversification. The funds are professionally managed according to projected retirement dates, and rebalanced to become more conservative as a target date approaches and beyond.

For the 12-month reporting period ended October 31, 2014, the funds generated positive returns that generally tracked their comparative indices. In the U.S., generally favorable corporate earnings reports and easy monetary policy continued to support U.S. stocks, helping them overcome geopolitical tensions and increased market volatility. Meanwhile, the resilient U.S. bond market provided modest returns, even as interest rates remained historically low. Reflecting this backdrop, the S&P 500 Index returned 17.3%, while the broad U.S. bond market returned 4.1%, as represented by the performance of the Barclays U.S. Aggregate Bond Index.

Economic growth generally stalled outside the U.S. This convinced the Bank of Japan and many other overseas central banks to maintain low interest rates, even as the Fed wrapped up its quantitative easing policies aimed at holding down long-term interest rates. In response to these policy differences, the yen and many other foreign currencies depreciated versus the U.S. dollar, reducing

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Target Funds 5

From the President continued

For the 12-month reporting period ended October 31, 2014, the funds generated positive returns that generally tracked their comparative indices.

international stock returns in U.S. dollar terms. As a result, the MSCI EAFE Index, which broadly represents the performance of international stocks, returned -0.6%.1

For more information about the Schwab Target Funds, please continue reading this report. In addition, you can find answers to frequently asked questions and more details about these funds by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

1 The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

6 Schwab Target Funds

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Target Funds 7

Schwab Target 2010 Fund

The Schwab Target 2010 Fund (the 2010 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2010 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2010 Fund’s asset allocation was approximately 38.5% equity securities, 55.0% fixed income securities, and 6.5% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2010 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2010 Fund returned 6.08%. The 2010 Fund’s internally calculated comparative index, the Target 2010 Composite Index (the composite index), returned 6.33%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2010 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2010 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2010 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2010 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from the 2010 Fund’s relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2010 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%.

The 2010 Fund’s U.S. fixed income allocation contributed to the 2010 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive contributor, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. Small positions in the Schwab Treasury Inflation Protected Securities Index Fund and in the Schwab Intermediate-Term Bond Fund also contributed positively to total return.

As of 10/31/14:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	29%

 Asset Class Weightings % of Investments2

Fixed-Income Funds – Intermediate-Term Bond	33.1%
Equity Funds – Large-Cap	26.9%
Fixed-Income Funds – Short-Term Bond	15.1%
Equity Funds – International	7.3%
Fixed -Income Funds – Inflation- Protected Bond	5.1%
Short-Term Investments	3.4%
Equity Funds – Small-Cap	3.4%
Money Market Funds	3.1%
Equity Funds – Global Real Estate	2.1%
Fixed-Income Funds – International Bond	0.5%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	27.3%
Schwab Short-Term Bond Market Fund	15.2%
Schwab Core Equity Fund	6.9%
Laudus U.S. Large Cap Growth Fund	6.6%
Schwab S&P 500 Index Fund	6.2%
Schwab Treasury Inflation Protected Securities Index Fund	5.1%
Laudus International MarketMasters Fund, Select Shares	4.4%
Schwab Dividend Equity Fund	3.5%
TCW Relative Value Large Cap Fund	3.3%
Schwab Value Advantage Money Fund, Institutional Prime Shares	3.1%
Total	81.6%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2010 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

8 Schwab Target Funds

 Schwab Target 2010 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2010 Fund (7/1/05)	6.08%	7.98%	4.88%
Target 2010 Composite Index	6.33%	7.91%	5.74%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.42%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.68%
Fund Category: Morningstar Target Date 2000-2010	5.46%	7.74%	4.82%

Fund Expense Ratios3: Net 0.52%; Gross 0.70%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.52%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 9

Schwab Target 2015 Fund

The Schwab Target 2015 Fund (the 2015 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2015 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2015 Fund’s asset allocation was approximately 43.3% equity securities, 51.0% fixed income securities, and 5.7% cash and cash equivalents (including money market funds). At its target date, the 2015 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2015 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2015 Fund returned 6.56%. The 2015 Fund’s internally calculated comparative index, the Target 2015 Composite Index (the composite index), returned 6.86%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2015 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2015 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2015 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2015 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from the 2015 Fund’s relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2015 Fund’s international equity allocation detracted from the fund’s total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2025 Fund’s allocation to them was small, minimally impacting performance.

The 2015 Fund’s U.S. fixed income allocation contributed to the 2015 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive contributor to total return, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% total return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. Small positions in the Schwab Treasury Inflation Protected Securities Index Fund and in the Schwab Intermediate-Term Bond Fund also contributed positively to total return.

As of 10/31/14:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	32%

 Asset Class Weightings % of Investments2

Fixed-Income Funds – Intermediate-Term Bond	31.8%
Equity Funds – Large-Cap	29.4%
Fixed-Income Funds – Short-Term Bond	12.9%
Equity Funds – International	8.6%
Fixed -Income Funds – Inflation- Protected Bond	4.6%
Equity Funds – Small-Cap	4.1%
Short-Term Investments	3.2%
Money Market Funds	2.4%
Equity Funds – Global Real Estate	2.3%
Fixed-Income Funds – International Bond	0.7%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	25.5%
Schwab Short-Term Bond Market Fund	12.9%
Schwab Core Equity Fund	7.6%
Laudus U.S. Large Cap Growth Fund	7.2%
Schwab S&P 500 Index Fund	6.8%
Laudus International MarketMasters Fund, Select Shares	5.0%
Schwab Treasury Inflation Protected Securities Index Fund	4.6%
Schwab Dividend Equity Fund	3.8%
TCW Relative Value Large Cap Fund	3.4%
Schwab International Core Equity Fund	3.3%
Total	80.1%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2015 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

10 Schwab Target Funds

 Schwab Target 2015 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2015 Fund (3/12/08)	6.56%	9.09%	5.57%
Target 2015 Composite Index	6.86%	8.91%	5.52%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	9.39%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.83%
Fund Category: Morningstar Target Date 2011-2015	5.91%	8.27%	4.85%

Fund Expense Ratios3: Net 0.58%; Gross 0.72%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.58%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 11

Schwab Target 2020 Fund

The Schwab Target 2020 Fund (the 2020 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2020 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2020 Fund’s asset allocation was approximately 56.8% equity securities, 39.1% fixed income securities, and 4.1% cash and cash equivalents (including money market funds). At its target date, the 2020 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2020 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2020 Fund returned 7.71%. The 2020 Fund’s internally calculated comparative index, the Target 2020 Composite Index (the composite index), returned 8.02%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2020 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2020 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2020 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2020 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2020 Fund’s international equity allocation detracted from the fund’s total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2020 Fund’s allocation to them was small, minimally impacting performance.

The 2020 Fund’s U.S. fixed income allocation contributed to the 2020 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive total return contributor, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% total return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. Small positions in the Schwab Treasury Inflation Protected Securities Index Fund and in the Schwab Intermediate-Term Bond Fund also contributed positively to total return.

As of 10/31/14:

 Statistics

Number of Holdings	23
Portfolio Turnover Rate	26%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	37.0%
Fixed-Income Funds – Intermediate-Term Bond	26.4%
Equity Funds – International	11.8%
Fixed-Income Funds – Short-Term Bond	7.5%
Equity Funds – Small-Cap	6.1%
Fixed -Income Funds – Inflation- Protected Bond	3.1%
Short-Term Investments	3.1%
Equity Funds – Global Real Estate	2.9%
Fixed-Income Funds – International Bond	1.1%
Money Market Funds	1.0%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	19.1%
Schwab Core Equity Fund	9.6%
Laudus U.S. Large Cap Growth Fund	9.2%
Schwab S&P 500 Index Fund	8.5%
Schwab Short-Term Bond Market Fund	7.5%
Laudus International MarketMasters Fund, Select Shares	6.7%
Schwab Dividend Equity Fund	4.8%
Schwab International Core Equity Fund	4.4%
TCW Relative Value Large Cap Fund	4.4%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	4.3%
Total	78.5%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2020 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

12 Schwab Target Funds

 Schwab Target 2020 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2020 Fund (7/1/05)	7.71%	10.45%	6.26%
Target 2020 Composite Index	8.02%	10.25%	6.64%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.42%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.68%
Fund Category: Morningstar Target Date 2016-2020	6.43%	8.96%	5.06%

Fund Expense Ratios3: Net 0.65%; Gross 0.70%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.65%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 13

Schwab Target 2025 Fund

The Schwab Target 2025 Fund (the 2025 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2025 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2025 Fund’s asset allocation was approximately 66.7% equity securities, 30.1% fixed income securities, and 3.2% cash and cash equivalents (including money market funds). At its target date, the 2025 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2025 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2025 Fund returned 8.44%. The 2025 Fund’s internally calculated comparative index, the Target 2025 Composite Index (the composite index), returned 8.82%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2025 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2025 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2025 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2025 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2025 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2025 Fund’s allocation to them was small, minimally impacting performance.

The 2025 Fund’s U.S. fixed income allocation contributed to the 2025 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive total return contributor, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% total return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. Small positions in the Schwab Treasury Inflation Protected Securities Index Fund and in the Schwab Intermediate-Term Bond Fund also contributed positively to total return.

As of 10/31/14:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	27%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	42.2%
Fixed-Income Funds – Intermediate-Term Bond	21.4%
Equity Funds – International	14.4%
Equity Funds – Small-Cap	7.8%
Fixed-Income Funds – Short-Term Bond	4.5%
Equity Funds – Global Real Estate	3.5%
Short-Term Investments	3.1%
Fixed-Income Funds – Inflation-Protected Bond	2.1%
Fixed-Income Funds – International Bond	1.0%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Total Bond Market Fund	13.9%
Schwab Core Equity Fund	11.1%
Laudus U.S. Large Cap Growth Fund	10.4%
Schwab S&P 500 Index Fund	9.7%
Laudus International MarketMasters Fund, Select Shares	7.9%
Schwab Dividend Equity Fund	5.4%
Schwab International Core Equity Fund	5.2%
Schwab Small-Cap Equity Fund	5.1%
TCW Relative Value Large Cap Fund	5.0%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	4.7%
Total	78.4%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2025 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

14 Schwab Target Funds

 Schwab Target 2025 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2025 Fund (3/12/08)	8.44%	11.48%	7.51%
Target 2025 Composite Index	8.82%	11.15%	6.77%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	9.39%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.83%
Fund Category: Morningstar Target Date 2021-2025	7.39%	10.34%	5.57%

Fund Expense Ratios3: Net 0.71%; Gross 0.79%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.71%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 15

Schwab Target 2030 Fund

The Schwab Target 2030 Fund (the 2030 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2030 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2030 Fund’s asset allocation was approximately 74.6% equity securities, 22.7% fixed income securities, and 2.7% cash and cash equivalents (including money market funds). At its target date, the 2030 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2030 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2030 Fund returned 9.11%. The 2030 Fund’s internally calculated comparative index, the Target 2030 Composite Index (the composite index), returned 9.43%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2030 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2030 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2030 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2030 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2030 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2030 Fund’s allocation to them was small, minimally impacting performance.

The 2030 Fund’s U.S. fixed income allocation contributed to the 2030 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive total return contributor, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% total return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index. Small positions in the Schwab Treasury Inflation Protected Securities Index Fund and in the Schwab Intermediate-Term Bond Fund also contributed positively to total return.

As of 10/31/14:

 Statistics

Number of Holdings	22
Portfolio Turnover Rate	26%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	46.0%
Fixed-Income Funds – Intermediate-Term Bond	16.7%
Equity Funds – International	16.5%
Equity Funds – Small-Cap	9.3%
Equity Funds – Global Real Estate	3.8%
Fixed-Income Funds – Short-Term Bond	2.8%
Short-Term Investments	2.7%
Fixed-Income Funds – Inflation-Protected Bond	1.4%
Fixed-Income Funds – International Bond	0.8%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	12.1%
Laudus U.S. Large Cap Growth Fund	11.5%
Schwab Total Bond Market Fund	10.6%
Schwab S&P 500 Index Fund	10.5%
Laudus International MarketMasters Fund, Select Shares	8.8%
Schwab Small-Cap Equity Fund	6.1%
Schwab Dividend Equity Fund	5.9%
Schwab International Core Equity Fund	5.8%
TCW Relative Value Large Cap Fund	5.5%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	3.9%
Total	80.7%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2030 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

16 Schwab Target Funds

 Schwab Target 2030 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2030 Fund (7/1/05)	9.11%	12.17%	7.11%
Target 2030 Composite Index	9.43%	11.81%	7.24%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.42%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.68%
Fund Category: Morningstar Target Date 2026-2030	7.64%	10.45%	5.42%

Fund Expense Ratios3: Net 0.74%; Gross 0.78%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.74%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 17

Schwab Target 2035 Fund

The Schwab Target 2035 Fund (the 2035 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2035 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2035 Fund’s asset allocation was approximately 81.6% equity securities, 16.1% fixed income securities, and 2.3% cash and cash equivalents (including money market funds). At its target date, the 2035 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2035 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2035 Fund returned 9.62%. The 2035 Fund’s internally calculated comparative index, the Target 2035 Composite Index (the composite index), returned 9.96%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2035 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2035 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2035 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2035 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2035 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2035 Fund’s allocation to them was small, minimally impacting performance.

The 2035 Fund’s U.S. fixed income allocation contributed to the 2035 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive total return contributor, as was the Schwab Total Bond Market Fund, which performed approximately in line with the 4.1% total return of the composite index’s U.S. fixed income component, the Barclays U.S. Aggregate Bond Index.

As of 10/31/14:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	24%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	49.3%
Equity Funds – International	18.5%
Fixed-Income Funds – Intermediate-Term Bond	11.9%
Equity Funds – Small-Cap	10.7%
Equity Funds – Global Real Estate	4.2%
Short-Term Investments	2.2%
Fixed-Income Funds – Short-Term Bond	1.7%
Fixed-Income Funds – Inflation-Protected Bond	1.0%
Fixed-Income Funds – International Bond	0.5%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	13.0%
Laudus U.S. Large Cap Growth Fund	12.2%
Schwab S&P 500 Index Fund	11.3%
Laudus International MarketMasters Fund, Select Shares	9.7%
Schwab Total Bond Market Fund	7.3%
Schwab Small-Cap Equity Fund	7.0%
Schwab International Core Equity Fund	6.4%
Schwab Dividend Equity Fund	6.3%
TCW Relative Value Large Cap Fund	5.8%
Schwab Global Real Estate Fund	4.2%
Total	83.2%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2035 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

18 Schwab Target Funds

 Schwab Target 2035 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 12, 2008 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2035 Fund (3/12/08)	9.62%	12.86%	8.12%
Target 2035 Composite Index	9.96%	12.47%	7.36%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	9.39%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.83%
Fund Category: Morningstar Target Date 2031-2035	8.40%	11.56%	5.93%

Fund Expense Ratios3: Net 0.78%; Gross 0.87%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.78%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 19

Schwab Target 2040 Fund

The Schwab Target 2040 Fund (the 2040 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2040 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2040 Fund’s asset allocation was approximately 87.3% equity securities, 10.6% fixed income securities, and 2.1% cash and cash equivalents (including money market funds). At its target date, the 2040 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2040 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2040 Fund returned 10.07%. The 2040 Fund’s internally calculated comparative index, the Target 2040 Composite Index (the composite index), returned 10.34%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2040 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2040 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2040 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2040 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2040 Fund’s international equity allocation generally detracted from total return, reflecting the poor performance of international stocks. The largest positive contribution came from the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2040 Fund’s allocation to them was small, minimally impacting performance. In addition, the 2040 Fund’s allocation to the Schwab Global Real Estate Fund enhanced both relative performance and total return.

The 2040 Fund’s U.S. fixed income allocation contributed to the 2040 Fund’s total return. The Natixis Loomis Sayles Investment Grade Bond Fund (Class Y Shares) was a positive contributor to the 2040 Fund’s total return, as was the Schwab Total Bond Market Fund. Non-U.S. fixed income was weak, generating negative returns and reflecting the depreciation of many foreign currencies versus the U.S. dollar.

As of 10/31/14:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	23%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	51.8%
Equity Funds – International	20.1%
Equity Funds – Small-Cap	11.9%
Fixed-Income Funds – Intermediate-Term Bond	7.8%
Equity Funds – Global Real Estate	4.5%
Short-Term Investments	2.2%
Fixed-Income Funds – Short-Term Bond	1.1%
Fixed-Income Funds- Inflation-Protected Bond	0.5%
Fixed-Income Funds – International Bond	0.1%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	13.7%
Laudus U.S. Large Cap Growth Fund	13.0%
Schwab S&P 500 Index Fund	11.8%
Laudus International MarketMasters Fund, Select Shares	10.3%
Schwab Small-Cap Equity Fund	7.8%
Schwab International Core Equity Fund	6.9%
Schwab Dividend Equity Fund	6.6%
TCW Relative Value Large Cap Fund	6.1%
Schwab Global Real Estate Fund	4.5%
Schwab Total Bond Market Fund	4.4%
Total	85.1%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2040 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

20 Schwab Target Funds

 Schwab Target 2040 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

July 1, 2005 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Target 2040 Fund (7/1/05)	10.07%	13.36%	7.69%
Target 2040 Composite Index	10.34%	12.93%	7.65%
Dow Jones U.S. Total Stock Market Index	16.00%	17.09%	8.42%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.68%
Fund Category: Morningstar Target Date 2036-2040	8.37%	11.33%	5.80%

Fund Expense Ratios3: Net 0.80%; Gross 0.84%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.80%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 21

Schwab Target 2045 Fund

The Schwab Target 2045 Fund (the 2045 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2045 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2045 Fund’s asset allocation was approximately 90.5% equity securities, 7.5% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2045 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2045 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2045 Fund returned 10.30%. The 2045 Fund’s internally calculated comparative index, the Target 2045 Composite Index (the composite index), returned 10.55%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2045 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2045 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2045 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2045 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2045 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contributor was the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2045 Fund’s allocation to them was small, minimally impacting performance. In addition, the 2045 Fund’s allocation to the Schwab Global Real Estate Fund enhanced total return and relative performance.

The 2045 Fund’s U.S. fixed income allocation was small, but contributed positively to the 2045 Fund’s total return.

As of 10/31/14:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	23%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	53.2%
Equity Funds – International	21.1%
Equity Funds – Small-Cap	12.6%
Fixed-Income Funds – Intermediate-Term Bond	5.3%
Equity Funds – Global Real Estate	4.6%
Short-Term Investments	2.0%
Fixed-Income Funds – Short-Term Bond	0.8%
Fixed-Income Funds- Inflation-Protected Bond	0.3%
Fixed-Income Funds – International Bond	0.1%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	14.0%
Laudus U.S. Large Cap Growth Fund	13.3%
Schwab S&P 500 Index Fund	12.2%
Laudus International MarketMasters Fund, Select Shares	10.7%
Schwab Small-Cap Equity Fund	8.2%
Schwab International Core Equity Fund	7.1%
Schwab Dividend Equity Fund	6.8%
TCW Relative Value Large Cap Fund	6.3%
Schwab Global Real Estate Fund	4.6%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.4%
Total	87.6%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2045 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

22 Schwab Target Funds

 Schwab Target 2045 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2045 Fund (1/23/13)	10.30%	15.25%
Target 2045 Composite Index	10.55%	15.35%
Dow Jones U.S. Total Stock Market Index	16.00%	20.70%
Barclays U.S. Aggregate Bond Index	4.14%	1.78%
Fund Category: Morningstar Target Date 2041-2045	8.83%	6.09%

Fund Expense Ratios3: Net 0.75%; Gross 1.83%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.75%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 23

Schwab Target 2050 Fund

The Schwab Target 2050 Fund (the 2050 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2050 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2050 Fund’s asset allocation was approximately 93.0% equity securities, 5.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2050 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2050 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2050 Fund returned 10.43%. The 2050 Fund’s internally calculated comparative index, the Target 2050 Composite Index (the composite index), returned 10.73%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2050 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2050 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2050 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2050 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2050 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contributor was the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2050 Fund’s allocation to them was small, minimally impacting performance. In addition, the 2050 Fund’s allocation to the Schwab Global Real Estate Fund enhanced total return and relative performance.

The 2050 Fund’s U.S. fixed income allocation was small, but contributed positively to the 2050 Fund’s total return.

As of 10/31/14:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	23%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	54.2%
Equity Funds – International	21.8%
Equity Funds – Small-Cap	13.1%
Equity Funds – Global Real Estate	4.8%
Fixed-Income Funds – Intermediate-Term Bond	3.3%
Short-Term Investments	2.1%
Fixed-Income Funds – Short Term Bond	0.5%
Fixed-Income Funds – International Bond	0.1%
Fixed-Income Funds- Inflation-Protected Bond	0.1%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	14.4%
Laudus U.S. Large Cap Growth Fund	13.5%
Schwab S&P 500 Index Fund	12.4%
Laudus International MarketMasters Fund, Select Shares	11.0%
Schwab Small-Cap Equity Fund	8.6%
Schwab International Core Equity Fund	7.3%
Schwab Dividend Equity Fund	6.9%
TCW Relative Value Large Cap Fund	6.3%
Schwab Global Real Estate Fund	4.7%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.6%
Total	89.7%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2050 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

24 Schwab Target Funds

 Schwab Target 2050 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2050 Fund (1/23/13)	10.43%	15.66%
Target 2050 Composite Index	10.73%	15.75%
Dow Jones U.S. Total Stock Market Index	16.00%	20.70%
Barclays U.S. Aggregate Bond Index	4.14%	1.78%
Fund Category: Morningstar Target Date 2046-2050	8.64%	5.98%

Fund Expense Ratios3: Net 0.76%; Gross 2.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.76%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 25

Schwab Target 2055 Fund

The Schwab Target 2055 Fund (the 2055 Fund) seeks to provide capital appreciation and income consistent with its current asset allocation, and seeks to achieve its investment objective by investing primarily in a combination of other Schwab Funds and Laudus Funds. The 2055 Fund may also invest in unaffiliated third-party mutual funds. The target asset allocation is adjusted annually by the investment adviser; as of the last annual adjustment on January 7, 2014, the 2055 Fund’s asset allocation was approximately 95.0% equity securities, 3.0% fixed income securities, and 2.0% cash and cash equivalents (including money market funds). At its target date, the 2055 Fund’s allocation will be approximately 40.0% equity securities, 54.0% fixed income securities, and 6.0% cash and cash equivalents (including money market funds). (For portfolio allocations as of the end of this reporting period, please see the 2055 Fund’s Portfolio Holdings included in this report.)

Performance. For the 12-month reporting period ended October 31, 2014, the 2055 Fund returned 10.59%. The 2055 Fund’s internally calculated comparative index, the Target 2055 Composite Index (the composite index), returned 10.84%.

Market Highlights. Large-cap U.S. stocks enjoyed strong gains during the 12-month reporting period, while small-cap stocks underperformed by comparison, and U.S. economic activity rebounded. Lackluster economic growth outside the U.S. resulted in overseas central banks keeping interest rates low, even as the Federal Reserve shifted its stance regarding long-term interest rates. Many foreign currencies fell versus the U.S. dollar as a result, reducing returns on international investments in U.S. dollar terms.

Positioning and Strategies. The 2055 Fund’s asset allocations were broadly in line with those of the composite index over the reporting period.

At an asset-class level, the 2055 Fund’s U.S. equity exposures provided the greatest contribution to total return, with all positions generating positive returns. The top contributor was the Schwab Core Equity Fund, which was the 2055 Fund’s largest U.S. equity allocation. The Laudus U.S. Large Cap Growth Fund and the Schwab S&P 500 Index Fund also contributed notably. On a relative basis, the Schwab Dividend Equity Fund, TCW Relative Value Large Cap Fund, and Dodge & Cox Stock Fund underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. Although these three funds contributed positively to the 2055 Fund’s total return, they detracted from relative performance. Among small-cap holdings, the Laudus Small-Cap MarketMasters Fund (Select Shares) also detracted from relative performance, while the Schwab Small-Cap Equity Fund enhanced relative performance by outperforming the Russell 2000 Index, which returned approximately 8.1%.

The 2055 Fund’s international equity allocation detracted from total return, reflecting the poor performance of international stocks. The largest positive contributor was the Laudus Mondrian International Equity Fund (Institutional Shares), while the William Blair International Small Cap Growth Fund (Institutional Shares) was the biggest detractor.1 On a relative basis, the Laudus Mondrian International Equity Fund (Institutional Shares) outperformed the composite index’s international equity allocation component, the MSCI EAFE Index, which returned approximately -0.2%. In spite of the relatively weak performance of emerging markets over the period, the 2055 Fund’s allocation to them was small, minimally impacting performance. In addition, the 2055 Fund’s allocation to the Schwab Global Real Estate Fund enhanced total return and relative performance.

The 2055 Fund’s U.S. fixed income allocation was small, but contributed positively to the 2055 Fund’s total return.

As of 10/31/14:

 Statistics

Number of Holdings	21
Portfolio Turnover Rate	29%

 Asset Class Weightings % of Investments2

Equity Funds – Large-Cap	55.1%
Equity Funds – International	22.5%
Equity Funds – Small-Cap	13.6%
Equity Funds – Global Real Estate	4.8%
Short-Term Investments	2.1%
Fixed-Income Funds – Intermediate-Term Bond	1.7%
Fixed-Income Funds – Short-Term Bond	0.2%
Total	100.0%

 Top Holdings % of Net Assets3,4

Schwab Core Equity Fund	14.6%
Laudus U.S. Large Cap Growth Fund	13.7%
Schwab S&P 500 Index Fund	12.6%
Laudus International MarketMasters Fund, Select Shares	11.2%
Schwab Small-Cap Equity Fund	8.8%
Schwab International Core Equity Fund	7.5%
Schwab Dividend Equity Fund	7.0%
TCW Relative Value Large Cap Fund	6.4%
Schwab Global Real Estate Fund	4.8%
Laudus Small-Cap MarketMasters Fund, Select Shares	4.8%
Total	91.4%

Management views and portfolio holdings may have changed since the report date.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	Effective September 24, 2014, the Target 2055 Fund revised its allocations to certain underlying funds, removing the Laudus Mondrian International Equity Fund (Institutional Shares) and the William Blair International Small Cap Growth Fund (Institutional Shares) in the process. For details, please see the Supplement dated September 24, 2014, to the Statutory Prospectus dated February 28, 2014, as supplemented May 8, 2014.
[2]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, and cash equivalents, including money market securities.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The holdings listed exclude any temporary liquidity investments.

26 Schwab Target Funds

 Schwab Target 2055 Fund

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

January 23, 2013 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab Target 2055 Fund (1/23/13)	10.59%	15.87%
Target 2055 Composite Index	10.84%	15.98%
Dow Jones U.S. Total Stock Market Index	16.00%	20.70%
Barclays U.S. Aggregate Bond Index	4.14%	1.78%
Fund Category: Morningstar Target Date 2051+	9.07%	5.38%

Fund Expense Ratios3: Net 0.73%; Gross 3.51%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.73%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Target Funds 27

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab Target 2010 Fund
Actual Return	0.00%	$1,000.00	$1,029.90	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2015 Fund
Actual Return	0.00%	$1,000.00	$1,031.40	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2020 Fund
Actual Return	0.00%	$1,000.00	$1,035.40	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2025 Fund
Actual Return	0.00%	$1,000.00	$1,037.80	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2030 Fund
Actual Return	0.00%	$1,000.00	$1,040.90	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2035 Fund
Actual Return	0.00%	$1,000.00	$1,043.20	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2040 Fund
Actual Return	0.00%	$1,000.00	$1,044.20	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2045 Fund
Actual Return	0.00%	$1,000.00	$1,045.40	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2050 Fund
Actual Return	0.00%	$1,000.00	$1,045.90	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

Schwab Target 2055 Fund
Actual Return	0.00%	$1,000.00	$1,046.60	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

28 Schwab Target Funds

Schwab Target 2010 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	11.91	11.10	10.56	10.34	9.46

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.21	0.22	0.23	0.23
Net realized and unrealized gains (losses)	0.52	0.85	0.57	0.24	0.89

Total from investment operations	0.71	1.06	0.79	0.47	1.12
Less distributions:
Distributions from net investment income	(0.20)	(0.25)	(0.25)	(0.25)	(0.24)

Net asset value at end of period	12.42	11.91	11.10	10.56	10.34

Total return (%)	6.08	9.74	7.63	4.63 [1]	11.99

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	—	—	—	—	0.00 [3]
Gross operating expenses[2]	0.17	0.18	0.18	0.14	0.16
Net investment income (loss)	1.53	1.77	1.95	2.11	2.21
Portfolio turnover rate	29	26	13	11	24
Net assets, end of period ($ x 1,000,000)	64	61	60	64	73

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 29

 Schwab Target 2010 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.7%	Other Investment Companies	51,512,345	61,684,462
3.5%	Short-Term Investments	2,198,004	2,198,004

100.2%	Total Investments	53,710,349	63,882,466
(0.2%)	Other Assets and Liabilities, Net		(105,564)

100.0%	Net Assets		63,776,902

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.7% of net assets

Equity Funds 39.6%

Global Real Estate 2.0%
Schwab Global Real Estate Fund (a)	182,707	1,311,835

International 7.3%
Laudus International MarketMasters Fund, Select Shares (a)	123,407	2,833,426
Schwab International Core Equity Fund (a)	184,539	1,802,945

		4,636,371

Large-Cap 26.9%
Dodge & Cox Stock Fund	1,402	251,852
Laudus U.S. Large Cap Growth Fund *(a)	212,802	4,221,990
Schwab Core Equity Fund (a)	172,000	4,382,562
Schwab Dividend Equity Fund (a)	117,077	2,244,368
Schwab S&P 500 Index Fund (a)	124,324	3,977,122
TCW Relative Value Large Cap Fund	94,253	2,082,047

		17,159,941

Small-Cap 3.4%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	41,294	756,926
Schwab Small-Cap Equity Fund (a)	56,677	1,423,150

		2,180,076

		25,288,223

Fixed-Income Funds 54.0%

Inflation-Protected Bond 5.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	292,454	3,266,714

Intermediate-Term Bond 33.2%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	149,616	1,817,833
Schwab Intermediate-Term Bond Fund (a)	191,073	1,958,498
Schwab Total Bond Market Fund (a)	1,822,460	17,386,270

		21,162,601

International Bond 0.5%
Laudus Mondrian International Government Fixed Income Fund *(a)	32,199	339,697

Short-Term Bond 15.2%
Schwab Short-Term Bond Market Fund (a)	1,039,680	9,658,625

		34,427,637

Money Market Fund 3.1%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	1,968,602	1,968,602

Total Other Investment Companies
(Cost $51,512,345)		61,684,462

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.5% of net assets

Time Deposits 3.5%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	293,952	293,952
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	634,684	634,684
DNB
0.03%, 11/03/14	634,684	634,684
Wells Fargo
0.03%, 11/03/14	634,684	634,684

Total Short-Term Investments
(Cost $2,198,004)		2,198,004

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $54,543,239 and the unrealized appreciation and depreciation were $9,344,282 and ($5,055), respectively, with a net unrealized appreciation of $9,339,227.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

30 See financial notes

 Schwab Target 2010 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$61,684,462	$—	$—	$61,684,462
Short-Term Investments[1]	—	2,198,004	—	2,198,004

Total	$61,684,462	$2,198,004	$—	$63,882,466

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 31

 Schwab Target 2010 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $48,319,729)		$57,532,730
Investments in unaffiliated issuers, at value (cost $5,390,620)	+	6,349,736

Total investments, at value (cost $53,710,349)		63,882,466
Receivables:
Investments sold		310,000
Dividends		44,193
Fund shares sold		12,267
Due from investment adviser		902
Prepaid expenses	+	1,652

Total assets		64,251,480

Liabilities

Payables:
Investments bought		444,305
Fund shares redeemed		534
Accrued expenses	+	29,739

Total liabilities		474,578

Net Assets

Total assets		64,251,480
Total liabilities	−	474,578

Net assets		$63,776,902

Net Assets by Source
Capital received from investors		65,909,678
Net investment income not yet distributed		604,856
Net realized capital losses		(12,909,749)
Net unrealized capital appreciation		10,172,117

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$63,776,902		5,136,509		$12.42

32 See financial notes

 Schwab Target 2010 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$735,132
Dividends received from unaffiliated underlying funds		211,840
Interest	+	606

Total investment income		947,578

Expenses

Professional fees		36,074
Transfer agent fees		22,250
Registration fees		19,308
Portfolio accounting fees		8,223
Independent trustees’ fees		6,384
Shareholder reports		6,218
Custodian fees		4,481
Other expenses	+	1,904

Total expenses		104,842
Expense reduction by CSIM	−	104,842

Net expenses	−	—

Net investment income		947,578

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		791,368
Realized capital gain distributions received from unaffiliated underlying funds		139,725
Net realized gains on sales of affiliated underlying funds		1,986,032
Net realized gains on sales of unaffiliated underlying funds	+	1,243,879

Net realized gains		4,161,004
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		(377,290)
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,144,261)

Net change in unrealized appreciation (depreciation)	+	(1,521,551)

Net realized and unrealized gains		2,639,453

Increase in net assets resulting from operations		$3,587,031

See financial notes 33

 Schwab Target 2010 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$947,578	$1,060,327
Net realized gains		4,161,004	1,990,548
Net change in unrealized appreciation (depreciation)	+	(1,521,551)	2,583,987

Increase in net assets from operations		3,587,031	5,634,862

Distributions to Shareholders

Distributions from net investment income		($1,036,165)	($1,315,027)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		955,289	$11,575,490	1,476,821	$16,885,894
Shares reinvested		81,616	967,148	111,466	1,225,017
Shares redeemed	+	(1,041,619)	(12,568,302)	(1,819,181)	(20,804,281)

Net transactions in fund shares		(4,714)	($25,664)	(230,894)	($2,693,370)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,141,223	$61,251,700	5,372,117	$59,625,235
Total increase or decrease	+	(4,714)	2,525,202	(230,894)	1,626,465

End of period		5,136,509	$63,776,902	5,141,223	$61,251,700

Net investment income not yet distributed			$604,856		$553,325

34 See financial notes

Schwab Target 2015 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	12.22	11.13	10.48	10.16	9.09

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.20	0.20	0.19	0.16
Net realized and unrealized gains (losses)	0.60	1.12	0.66	0.32	1.06

Total from investment operations	0.79	1.32	0.86	0.51	1.22
Less distributions:
Distributions from net investment income	(0.20)	(0.23)	(0.21)	(0.19)	(0.15)

Net asset value at end of period	12.81	12.22	11.13	10.48	10.16

Total return (%)	6.56	12.06	8.41	5.10	13.55

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	—	0.00 [2]
Gross operating expenses[1]	0.11	0.14	0.19	0.22	0.39
Net investment income (loss)	1.52	1.72	1.85	1.94	1.91
Portfolio turnover rate	32	16	13	16	13
Net assets, end of period ($ x 1,000,000)	111	94	70	53	37

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 35

 Schwab Target 2015 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.7%	Other Investment Companies	91,839,924	107,476,185
3.2%	Short-Term Investments	3,512,779	3,512,779

99.9%	Total Investments	95,352,703	110,988,964
0.1%	Other Assets and Liabilities, Net		114,027

100.0%	Net Assets		111,102,991

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.7% of net assets

Equity Funds 44.3%

Global Real Estate 2.3%
Schwab Global Real Estate Fund (a)	353,666	2,539,324

International 8.6%
Laudus International MarketMasters Fund, Select Shares (a)	241,988	5,556,047
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	33,040	301,660
Schwab International Core Equity Fund (a)	376,651	3,679,882

		9,537,589

Large-Cap 29.4%
Dodge & Cox Stock Fund	3,239	581,825
Laudus U.S. Large Cap Growth Fund *(a)	405,274	8,040,643
Schwab Core Equity Fund (a)	329,482	8,395,201
Schwab Dividend Equity Fund (a)	221,065	4,237,817
Schwab S&P 500 Index Fund (a)	236,179	7,555,373
TCW Relative Value Large Cap Fund	173,350	3,829,305

		32,640,164

Small-Cap 4.0%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	86,165	1,579,397
Schwab Small-Cap Equity Fund (a)	117,199	2,942,859

		4,522,256

		49,239,333

Fixed-Income Funds 50.0%

Inflation-Protected Bond 4.6%
Schwab Treasury Inflation Protected Securities Index Fund (a)	457,480	5,110,054

Intermediate-Term Bond 31.7%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	285,056	3,463,428
Schwab Intermediate-Term Bond Fund (a)	340,825	3,493,451
Schwab Total Bond Market Fund (a)	2,966,453	28,299,961

		35,256,840

International Bond 0.8%
Laudus Mondrian International Government Fixed Income Fund *(a)	81,493	859,751

Short-Term Bond 12.9%
Schwab Short-Term Bond Market Fund (a)	1,541,262	14,318,323

		55,544,968

Money Market Fund 2.4%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	2,691,884	2,691,884

Total Other Investment Companies
(Cost $91,839,924)		107,476,185

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.2% of net assets

Time Deposits 3.2%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	1,106,319	1,106,319
DBS Bank Ltd.
0.03%, 11/03/14	193,822	193,822
DNB
0.03%, 11/03/14	1,106,319	1,106,319
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	1,106,319	1,106,319

Total Short-Term Investments
(Cost $3,512,779)		3,512,779

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $95,798,480 and the unrealized appreciation and depreciation were $15,330,334 and ($139,850), respectively, with a net unrealized appreciation of $15,190,484.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

36 See financial notes

 Schwab Target 2015 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$107,476,185	$—	$—	$107,476,185
Short-Term Investments[1]	—	3,512,779	—	3,512,779

Total	$107,476,185	$3,512,779	$—	$110,988,964

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 37

 Schwab Target 2015 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $85,525,626)		$99,601,627
Investments in unaffiliated issuers, at value (cost $9,827,077)	+	11,387,337

Total investments, at value (cost $95,352,703)		110,988,964
Receivables:
Investments sold		740,000
Fund shares sold		79,259
Dividends		71,495
Due from investment adviser		1,019
Prepaid expenses	+	1,317

Total assets		111,882,054

Liabilities

Payables:
Investments bought		651,679
Fund shares redeemed		95,457
Accrued expenses	+	31,927

Total liabilities		779,063

Net Assets

Total assets		111,882,054
Total liabilities	−	779,063

Net assets		$111,102,991

Net Assets by Source
Capital received from investors		90,054,201
Net investment income not yet distributed		990,271
Net realized capital gains		4,422,258
Net unrealized capital appreciation		15,636,261

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$111,102,991		8,675,154		$12.81

38 See financial notes

 Schwab Target 2015 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$1,204,563
Dividends received from unaffiliated underlying funds		394,244
Interest	+	1,009

Total investment income		1,599,816

Expenses

Professional fees		36,633
Transfer agent fees		22,640
Registration fees		22,175
Portfolio accounting fees		9,134
Shareholder reports		8,221
Custodian fees		6,594
Independent trustees’ fees		6,586
Other expenses	+	2,541

Total expenses		114,524
Expense reduction by CSIM	−	114,524

Net expenses	−	—

Net investment income		1,599,816

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,502,331
Realized capital gain distributions received from unaffiliated underlying funds		261,211
Net realized gains on sales of affiliated underlying funds		2,402,296
Net realized gains on sales of unaffiliated underlying funds	+	1,071,067

Net realized gains		5,236,905
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		627,519
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(908,740)

Net change in unrealized appreciation (depreciation)	+	(281,221)

Net realized and unrealized gains		4,955,684

Increase in net assets resulting from operations		$6,555,500

See financial notes 39

 Schwab Target 2015 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$1,599,816	$1,423,683
Net realized gains		5,236,905	485,759
Net change in unrealized appreciation (depreciation)	+	(281,221)	7,360,842

Increase in net assets from operations		6,555,500	9,270,284

Distributions to Shareholders

Distributions from net investment income		($1,610,833)	($1,464,548)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,043,782	$37,901,842	3,361,988	$39,062,080
Shares reinvested		125,055	1,526,926	126,443	1,398,455
Shares redeemed	+	(2,202,942)	(27,468,032)	(2,040,270)	(23,734,773)

Net transactions in fund shares		965,895	$11,960,736	1,448,161	$16,725,762

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,709,259	$94,197,588	6,261,098	$69,666,090
Total increase	+	965,895	16,905,403	1,448,161	24,531,498

End of period		8,675,154	$111,102,991	7,709,259	$94,197,588

Net investment income not yet distributed			$990,271		$737,135

40 See financial notes

Schwab Target 2020 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	13.52	11.94	11.13	10.80	9.63

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.22	0.22	0.20
Net realized and unrealized gains (losses)	0.82	1.62	0.82	0.34	1.18

Total from investment operations	1.03	1.84	1.04	0.56	1.38
Less distributions:
Distributions from net investment income	(0.23)	(0.26)	(0.23)	(0.23)	(0.21)

Net asset value at end of period	14.32	13.52	11.94	11.13	10.80

Total return (%)	7.71	15.72	9.52	5.18	14.47

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.04	0.05	0.06	0.06	0.07
Net investment income (loss)	1.48	1.71	1.89	1.92	2.01
Portfolio turnover rate	26	14	13	15	15
Net assets, end of period ($ x 1,000,000)	499	415	306	273	240

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 41

 Schwab Target 2020 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.0%	Other Investment Companies	388,276,394	484,206,652
3.1%	Short-Term Investments	15,397,284	15,397,284

100.1%	Total Investments	403,673,678	499,603,936
(0.1%)	Other Assets and Liabilities, Net		(438,532)

100.0%	Net Assets		499,165,404

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.0% of net assets

Equity Funds 57.9%

Global Real Estate 3.0%
Schwab Global Real Estate Fund (a)	2,058,638	14,781,018

International 11.8%
Laudus International MarketMasters Fund, Select Shares (a)	1,448,274	33,252,373
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	415,864	3,796,838
Schwab International Core Equity Fund (a)	2,266,999	22,148,582

		59,197,793

Large-Cap 37.0%
Dodge & Cox Stock Fund	14,154	2,542,682
Laudus U.S. Large Cap Growth Fund *(a)	2,307,052	45,771,923
Schwab Core Equity Fund (a)	1,886,193	48,060,195
Schwab Dividend Equity Fund (a)	1,242,032	23,809,746
Schwab S&P 500 Index Fund (a)	1,327,968	42,481,713
TCW Relative Value Large Cap Fund	997,061	22,025,069

		184,691,328

Small-Cap 6.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	581,124	10,652,001
Schwab Small-Cap Equity Fund (a)	785,522	19,724,465

		30,376,466

		289,046,605

Fixed-Income Funds 38.1%

Inflation-Protected Bond 3.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	1,401,642	15,656,343

Intermediate-Term Bond 26.4%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,766,896	21,467,782
Schwab Intermediate-Term Bond Fund (a)	1,475,652	15,125,433
Schwab Total Bond Market Fund (a)	9,982,914	95,237,005

		131,830,220

International Bond 1.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	502,623	5,302,667

Short-Term Bond 7.5%
Schwab Short-Term Bond Market Fund (a)	4,022,647	37,370,387

		190,159,617

Money Market Fund 1.0%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	5,000,430	5,000,430

Total Other Investment Companies
(Cost $388,276,394)		484,206,652

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.1% of net assets

Time Deposits 3.1%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	4,952,867	4,952,867
DBS Bank Ltd.
0.03%, 11/03/14	538,683	538,683
DNB
0.03%, 11/03/14	4,952,867	4,952,867
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	4,952,867	4,952,867

Total Short-Term Investments
(Cost $15,397,284)		15,397,284

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $405,995,130 and the unrealized appreciation and depreciation were $93,884,458 and ($275,652), respectively, with a net unrealized appreciation of $93,608,806.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

42 See financial notes

 Schwab Target 2020 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$484,206,652	$—	$—	$484,206,652
Short-Term Investments[1]	—	15,397,284	—	15,397,284

Total	$484,206,652	$15,397,284	$—	$499,603,936

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 43

 Schwab Target 2020 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $351,352,811)		$438,171,119
Investments in unaffiliated issuers, at value (cost $52,320,867)	+	61,432,817

Total investments, at value (cost $403,673,678)		499,603,936
Receivables:
Investments sold		1,420,000
Fund shares sold		686,732
Dividends		236,149
Due from investment adviser		2,101
Prepaid expenses	+	7,305

Total assets		501,956,223

Liabilities

Payables:
Investments bought		2,336,780
Fund shares redeemed		410,463
Accrued expenses	+	43,576

Total liabilities		2,790,819

Net Assets

Total assets		501,956,223
Total liabilities	−	2,790,819

Net assets		$499,165,404

Net Assets by Source
Capital received from investors		411,554,353
Net investment income not yet distributed		3,805,442
Net realized capital losses		(12,124,649)
Net unrealized capital appreciation		95,930,258

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$499,165,404		34,856,361		$14.32

44 See financial notes

 Schwab Target 2020 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$4,833,812
Dividends received from unaffiliated underlying funds		1,978,244
Interest	+	4,403

Total investment income		6,816,459

Expenses

Registration fees		42,306
Professional fees		39,970
Shareholder reports		30,173
Transfer agent fees		28,355
Portfolio accounting fees		24,453
Custodian fees		11,820
Independent trustees’ fees		8,275
Other expenses	+	8,241

Total expenses		193,593
Expense reduction by CSIM	−	193,593

Net expenses	−	—

Net investment income		6,816,459

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		8,350,952
Realized capital gain distributions received from unaffiliated underlying funds		1,318,314
Net realized gains on sales of affiliated underlying funds		10,095,695
Net realized gains on sales of unaffiliated underlying funds	+	7,145,813

Net realized gains		26,910,774
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		6,453,921
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(6,222,172)

Net change in unrealized appreciation (depreciation)	+	231,749

Net realized and unrealized gains		27,142,523

Increase in net assets resulting from operations		$33,958,982

See financial notes 45

 Schwab Target 2020 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$6,816,459	$6,102,847
Net realized gains		26,910,774	2,458,347
Net change in unrealized appreciation (depreciation)	+	231,749	43,123,487

Increase in net assets from operations		33,958,982	51,684,681

Distributions to Shareholders

Distributions from net investment income		($7,213,636)	($6,683,111)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,720,572	$120,772,973	9,795,603	$124,307,451
Shares reinvested		510,642	6,944,736	542,153	6,451,623
Shares redeemed	+	(5,023,958)	(69,819,952)	(5,276,854)	(66,887,924)

Net transactions in fund shares		4,207,256	$57,897,757	5,060,902	$63,871,150

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		30,649,105	$414,522,301	25,588,203	$305,649,581
Total increase	+	4,207,256	84,643,103	5,060,902	108,872,720

End of period		34,856,361	$499,165,404	30,649,105	$414,522,301

Net investment income not yet distributed			$3,805,442		$2,760,891

46 See financial notes

Schwab Target 2025 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	13.63	11.73	10.84	10.46	9.21

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.19	0.19	0.16
Net realized and unrealized gains (losses)	0.93	1.93	0.89	0.38	1.24

Total from investment operations	1.14	2.14	1.08	0.57	1.40
Less distributions:
Distributions from net investment income	(0.23)	(0.24)	(0.19)	(0.19)	(0.15)

Net asset value at end of period	14.54	13.63	11.73	10.84	10.46

Total return (%)	8.44	18.54	10.14	5.44	15.34

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	—	0.00 [2]
Gross operating expenses[1]	0.06	0.08	0.10	0.14	0.24
Net investment income (loss)	1.39	1.57	1.73	1.66	1.62
Portfolio turnover rate	27	10	13	9	13
Net assets, end of period ($ x 1,000,000)	344	251	141	104	63

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 47

 Schwab Target 2025 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.8%	Other Investment Companies	277,825,845	333,298,197
3.1%	Short-Term Investments	10,605,143	10,605,143

99.9%	Total Investments	288,430,988	343,903,340
0.1%	Other Assets and Liabilities, Net		320,354

100.0%	Net Assets		344,223,694

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.8% of net assets

Equity Funds 67.8%

Global Real Estate 3.5%
Schwab Global Real Estate Fund (a)	1,654,273	11,877,683

International 14.4%
Laudus International MarketMasters Fund, Select Shares (a)	1,177,278	27,030,310
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	499,531	4,560,718
Schwab International Core Equity Fund (a)	1,845,200	18,027,602

		49,618,630

Large-Cap 42.1%
Dodge & Cox Stock Fund	10,865	1,951,837
Laudus U.S. Large Cap Growth Fund *(a)	1,810,717	35,924,629
Schwab Core Equity Fund (a)	1,493,786	38,061,671
Schwab Dividend Equity Fund (a)	967,290	18,542,945
Schwab S&P 500 Index Fund (a)	1,041,807	33,327,394
TCW Relative Value Large Cap Fund	778,882	17,205,508

		145,013,984

Small-Cap 7.8%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	512,156	9,387,816
Schwab Small-Cap Equity Fund (a)	693,545	17,414,916

		26,802,732

		233,313,029

Fixed-Income Funds 29.0%

Inflation-Protected Bond 2.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	656,234	7,330,137

Intermediate-Term Bond 21.4%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,344,774	16,339,009
Schwab Intermediate-Term Bond Fund (a)	903,044	9,256,199
Schwab Total Bond Market Fund (a)	5,027,329	47,960,717

		73,555,925

International Bond 1.0%
Laudus Mondrian International Government Fixed Income Fund *(a)	331,802	3,500,512

Short-Term Bond 4.5%
Schwab Short-Term Bond Market Fund (a)	1,679,074	15,598,594

		99,985,168

Total Other Investment Companies
(Cost $277,825,845)		333,298,197

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.1% of net assets

Time Deposits 3.1%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	377,060	377,060
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	3,409,361	3,409,361
DNB
0.03%, 11/03/14	3,409,361	3,409,361
Wells Fargo
0.03%, 11/03/14	3,409,361	3,409,361

Total Short-Term Investments
(Cost $10,605,143)		10,605,143

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $289,542,428 and the unrealized appreciation and depreciation were $54,902,534 and ($541,622), respectively, with a net unrealized appreciation of $54,360,912.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

48 See financial notes

 Schwab Target 2025 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$333,298,197	$—	$—	$333,298,197
Short-Term Investments[1]	—	10,605,143	—	10,605,143

Total	$333,298,197	$10,605,143	$—	$343,903,340

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 49

 Schwab Target 2025 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $247,797,489)		$297,801,843
Investments in unaffiliated issuers, at value (cost $40,633,499)	+	46,101,497

Total investments, at value (cost $288,430,988)		343,903,340
Receivables:
Investments sold		1,020,000
Fund shares sold		462,623
Dividends		118,241
Due from investment adviser		2,056
Interest		9
Prepaid expenses	+	3,284

Total assets		345,509,553

Liabilities

Payables:
Investments bought		1,058,573
Fund shares redeemed		184,831
Accrued expenses	+	42,455

Total liabilities		1,285,859

Net Assets

Total assets		345,509,553
Total liabilities	−	1,285,859

Net assets		$344,223,694

Net Assets by Source
Capital received from investors		276,761,765
Net investment income not yet distributed		2,164,988
Net realized capital gains		9,824,589
Net unrealized capital appreciation		55,472,352

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$344,223,694		23,666,976		$14.54

50 See financial notes

 Schwab Target 2025 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$2,884,259
Dividends received from unaffiliated underlying funds		1,280,862
Interest	+	2,805

Total investment income		4,167,926

Expenses

Registration fees		40,619
Professional fees		38,436
Transfer agent fees		26,343
Shareholder reports		21,364
Portfolio accounting fees		21,214
Custodian fees		10,242
Independent trustees’ fees		7,490
Other expenses	+	5,184

Total expenses		170,892
Expense reduction by CSIM	−	170,892

Net expenses	−	—

Net investment income		4,167,926

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		5,901,906
Realized capital gain distributions received from unaffiliated underlying funds		856,699
Net realized gains on sales of affiliated underlying funds		3,187,504
Net realized gains on sales of unaffiliated underlying funds	+	2,482,637

Net realized gains		12,428,746
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		9,312,654
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,822,759)

Net change in unrealized appreciation (depreciation)	+	7,489,895

Net realized and unrealized gains		19,918,641

Increase in net assets resulting from operations		$24,086,567

See financial notes 51

 Schwab Target 2025 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$4,167,926	$3,022,858
Net realized gains		12,428,746	522,126
Net change in unrealized appreciation (depreciation)	+	7,489,895	28,887,950

Increase in net assets from operations		24,086,567	32,432,934

Distributions to Shareholders

Distributions from net investment income		($4,339,215)	($2,993,027)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,491,229	$119,202,694	8,685,243	$109,893,079
Shares reinvested		308,192	4,243,806	248,579	2,915,831
Shares redeemed	+	(3,588,071)	(50,461,215)	(2,529,490)	(32,070,753)

Net transactions in fund shares		5,211,350	$72,985,285	6,404,332	$80,738,157

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		18,455,626	$251,491,057	12,051,294	$141,312,993
Total increase	+	5,211,350	92,732,637	6,404,332	110,178,064

End of period		23,666,976	$344,223,694	18,455,626	$251,491,057

Net investment income not yet distributed			$2,164,988		$1,327,432

52 See financial notes

Schwab Target 2030 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	14.70	12.42	11.43	11.05	9.69

Income (loss) from investment operations:
Net investment income (loss)	0.22	0.22	0.19	0.19	0.17
Net realized and unrealized gains (losses)	1.10	2.31	0.99	0.38	1.36

Total from investment operations	1.32	2.53	1.18	0.57	1.53
Less distributions:
Distributions from net investment income	(0.25)	(0.25)	(0.19)	(0.19)	(0.17)

Net asset value at end of period	15.77	14.70	12.42	11.43	11.05

Total return (%)	9.11	20.73	10.52	5.20	15.97

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	—	0.00 [2]
Gross operating expenses[1]	0.03	0.04	0.05	0.05	0.08
Net investment income (loss)	1.38	1.59	1.62	1.60	1.64
Portfolio turnover rate	26	10	12	8	14
Net assets, end of period ($ x 1,000,000)	727	621	444	372	296

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 53

 Schwab Target 2030 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.4%	Other Investment Companies	529,292,337	708,429,206
2.7%	Short-Term Investments	19,583,411	19,583,411

100.1%	Total Investments	548,875,748	728,012,617
(0.1%)	Other Assets and Liabilities, Net		(632,857)

100.0%	Net Assets		727,379,760

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.4% of net assets

Equity Funds 75.7%

Global Real Estate 3.8%
Schwab Global Real Estate Fund (a)	3,890,065	27,930,664

International 16.6%
Laudus International MarketMasters Fund, Select Shares (a)	2,803,203	64,361,540
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	1,487,245	13,578,546
Schwab International Core Equity Fund (a)	4,348,656	42,486,374

		120,426,460

Large-Cap 46.0%
Dodge & Cox Stock Fund	23,327	4,190,467
Laudus U.S. Large Cap Growth Fund *(a)	4,202,473	83,377,069
Schwab Core Equity Fund (a)	3,450,450	87,917,473
Schwab Dividend Equity Fund (a)	2,235,575	42,855,969
Schwab S&P 500 Index Fund (a)	2,390,764	76,480,525
TCW Relative Value Large Cap Fund	1,803,035	39,829,053

		334,650,556

Small-Cap 9.3%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,279,435	23,452,041
Schwab Small-Cap Equity Fund (a)	1,755,081	44,070,075

		67,522,116

		550,529,796

Fixed-Income Funds 21.7%

Inflation-Protected Bond 1.4%
Schwab Treasury Inflation Protected Securities Index Fund (a)	939,055	10,489,243

Intermediate-Term Bond 16.7%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	2,350,639	28,560,261
Schwab Intermediate-Term Bond Fund (a)	1,517,416	15,553,516
Schwab Total Bond Market Fund (a)	8,104,012	77,312,279

		121,426,056

International Bond 0.8%
Laudus Mondrian International Government Fixed Income Fund *(a)	554,624	5,851,280

Short-Term Bond 2.8%
Schwab Short-Term Bond Market Fund (a)	2,167,151	20,132,831

		157,899,410

Total Other Investment Companies
(Cost $529,292,337)		708,429,206

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.7% of net assets

Time Deposits 2.7%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	7,199,358	7,199,358
DNB
0.03%, 11/03/14	7,199,358	7,199,358
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	561,251	561,251
Wells Fargo
0.03%, 11/03/14	4,623,444	4,623,444

Total Short-Term Investments
(Cost $19,583,411)		19,583,411

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $552,878,092 and the unrealized appreciation and depreciation were $176,233,104 and ($1,098,579), respectively, with a net unrealized appreciation of $175,134,525.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

54 See financial notes

 Schwab Target 2030 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$708,429,206	$—	$—	$708,429,206
Short-Term Investments[1]	—	19,583,411	—	19,583,411

Total	$708,429,206	$19,583,411	$—	$728,012,617

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 55

 Schwab Target 2030 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $472,526,991)		$635,849,425
Investments in unaffiliated issuers, at value (cost $76,348,757)	+	92,163,192

Total investments, at value (cost $548,875,748)		728,012,617
Receivables:
Investments sold		1,190,000
Fund shares sold		525,416
Dividends		189,057
Due from investment adviser		2,671
Prepaid expenses	+	9,687

Total assets		729,929,448

Liabilities

Payables:
Investments bought		2,159,586
Fund shares redeemed		340,866
Accrued expenses	+	49,236

Total liabilities		2,549,688

Net Assets

Total assets		729,929,448
Total liabilities	−	2,549,688

Net assets		$727,379,760

Net Assets by Source
Capital received from investors		538,815,397
Net investment income not yet distributed		4,196,623
Net realized capital gains		5,230,871
Net unrealized capital appreciation		179,136,869

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$727,379,760		46,114,752		$15.77

56 See financial notes

 Schwab Target 2030 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$6,538,763
Dividends received from unaffiliated underlying funds		2,828,664
Interest	+	5,357

Total investment income		9,372,784

Expenses

Shareholder reports		46,868
Professional fees		42,234
Registration fees		40,469
Transfer agent fees		29,819
Portfolio accounting fees		28,777
Custodian fees		15,309
Independent trustees’ fees		9,317
Other expenses	+	12,213

Total expenses		225,006
Expense reduction by CSIM	−	225,006

Net expenses	−	—

Net investment income		9,372,784

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		16,080,048
Realized capital gain distributions received from unaffiliated underlying funds		2,095,580
Net realized gains on sales of affiliated underlying funds		10,690,660
Net realized gains on sales of unaffiliated underlying funds	+	11,723,632

Net realized gains		40,589,920
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		18,889,933
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(9,934,991)

Net change in unrealized appreciation (depreciation)	+	8,954,942

Net realized and unrealized gains		49,544,862

Increase in net assets resulting from operations		$58,917,646

See financial notes 57

 Schwab Target 2030 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$9,372,784	$8,355,081
Net realized gains		40,589,920	2,555,290
Net change in unrealized appreciation (depreciation)	+	8,954,942	88,069,955

Increase in net assets from operations		58,917,646	98,980,326

Distributions to Shareholders

Distributions from net investment income		($10,903,512)	($9,003,665)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		8,997,016	$136,481,276	11,596,872	$156,363,209
Shares reinvested		710,161	10,588,500	703,372	8,749,953
Shares redeemed	+	(5,865,191)	(89,178,074)	(5,790,131)	(77,672,946)

Net transactions in fund shares		3,841,986	$57,891,702	6,510,113	$87,440,216

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		42,272,766	$621,473,924	35,762,653	$444,057,047
Total increase	+	3,841,986	105,905,836	6,510,113	177,416,877

End of period		46,114,752	$727,379,760	42,272,766	$621,473,924

Net investment income not yet distributed			$4,196,623		$3,001,805

58 See financial notes

Schwab Target 2035 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	14.12	11.69	10.70	10.32	9.00

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.20	0.16	0.16	0.13
Net realized and unrealized gains (losses)	1.15	2.45	0.99	0.38	1.33

Total from investment operations	1.35	2.65	1.15	0.54	1.46
Less distributions:
Distributions from net investment income	(0.24)	(0.22)	(0.16)	(0.16)	(0.14)

Net asset value at end of period	15.23	14.12	11.69	10.70	10.32

Total return (%)	9.62	23.02	10.89	5.27	16.29

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	—	0.00 [2]
Gross operating expenses[1]	0.07	0.09	0.13	0.17	0.30
Net investment income (loss)	1.28	1.42	1.45	1.41	1.38
Portfolio turnover rate	24	5	11	4	14
Net assets, end of period ($ x 1,000,000)	282	204	111	77	49

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 59

 Schwab Target 2035 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.7%	Other Investment Companies	222,565,426	275,320,881
2.2%	Short-Term Investments	6,243,462	6,243,462

99.9%	Total Investments	228,808,888	281,564,343
0.1%	Other Assets and Liabilities, Net		235,409

100.0%	Net Assets		281,799,752

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.7% of net assets

Equity Funds 82.6%

Global Real Estate 4.2%
Schwab Global Real Estate Fund (a)	1,641,505	11,786,004

International 18.5%
Laudus International MarketMasters Fund, Select Shares (a)	1,186,085	27,232,505
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	752,760	6,872,696
Schwab International Core Equity Fund (a)	1,843,020	18,006,304

		52,111,505

Large-Cap 49.2%
Dodge & Cox Stock Fund	10,838	1,946,989
Laudus U.S. Large Cap Growth Fund *(a)	1,737,627	34,474,527
Schwab Core Equity Fund (a)	1,438,310	36,648,142
Schwab Dividend Equity Fund (a)	926,642	17,763,732
Schwab S&P 500 Index Fund (a)	991,827	31,728,541
TCW Relative Value Large Cap Fund	735,878	16,255,537

		138,817,468

Small-Cap 10.7%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	568,739	10,424,988
Schwab Small-Cap Equity Fund (a)	783,366	19,670,319

		30,095,307

		232,810,284

Fixed-Income Funds 15.1%

Inflation-Protected Bond 1.0%
Schwab Treasury Inflation Protected Securities Index Fund (a)	252,080	2,815,730

Intermediate-Term Bond 11.9%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	723,166	8,786,464
Schwab Intermediate-Term Bond Fund (a)	419,647	4,301,384
Schwab Total Bond Market Fund (a)	2,148,005	20,491,968

		33,579,816

International Bond 0.5%
Laudus Mondrian International Government Fixed Income Fund *(a)	129,325	1,364,375

Short-Term Bond 1.7%
Schwab Short-Term Bond Market Fund (a)	511,375	4,750,676

		42,510,597

Total Other Investment Companies
(Cost $222,565,426)		275,320,881

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	2,786,030	2,786,030
DNB
0.03%, 11/03/14	671,402	671,402
Wells Fargo
0.03%, 11/03/14	2,786,030	2,786,030

Total Short-Term Investments
(Cost $6,243,462)		6,243,462

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was 229,749,465 and the unrealized appreciation and depreciation were $52,160,546 and ($345,668), respectively, with a net unrealized appreciation of $51,814,878.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

60 See financial notes

 Schwab Target 2035 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$275,320,881	$—	$—	$275,320,881
Short-Term Investments[1]	—	6,243,462	—	6,243,462

Total	$275,320,881	$6,243,462	$—	$281,564,343

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 61

 Schwab Target 2035 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $200,738,645)		$248,331,891
Investments in unaffiliated issuers, at value (cost $28,070,243)	+	33,232,452

Total investments, at value (cost $228,808,888)		281,564,343
Receivables:
Investments sold		790,000
Fund shares sold		226,226
Dividends		49,451
Due from investment adviser		1,729
Prepaid expenses	+	2,679

Total assets		282,634,428

Liabilities

Payables:
Investments bought		629,586
Fund shares redeemed		165,670
Accrued expenses	+	39,420

Total liabilities		834,676

Net Assets

Total assets		282,634,428
Total liabilities	−	834,676

Net assets		$281,799,752

Net Assets by Source
Capital received from investors		218,366,507
Net investment income not yet distributed		1,307,494
Net realized capital gains		9,370,296
Net unrealized capital appreciation		52,755,455

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$281,799,752		18,498,989		$15.23

62 See financial notes

 Schwab Target 2035 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$2,220,034
Dividends received from unaffiliated underlying funds		914,335
Interest	+	1,661

Total investment income		3,136,030

Expenses

Professional fees		37,873
Registration fees		34,798
Transfer agent fees		27,029
Shareholder reports		21,828
Portfolio accounting fees		20,148
Custodian fees		9,203
Independent trustees’ fees		7,232
Other expenses	+	4,368

Total expenses		162,479
Expense reduction by CSIM	−	162,479

Net expenses	−	—

Net investment income		3,136,030

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		5,874,688
Realized capital gain distributions received from unaffiliated underlying funds		704,175
Net realized gains on sales of affiliated underlying funds		2,633,997
Net realized gains on sales of unaffiliated underlying funds	+	2,448,676

Net realized gains		11,661,536
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		9,223,386
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(1,803,338)

Net change in unrealized appreciation (depreciation)	+	7,420,048

Net realized and unrealized gains		19,081,584

Increase in net assets resulting from operations		$22,217,614

See financial notes 63

 Schwab Target 2035 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$3,136,030	$2,173,386
Net realized gains		11,661,536	378,227
Net change in unrealized appreciation (depreciation)	+	7,420,048	28,953,150

Increase in net assets from operations		22,217,614	31,504,763

Distributions to Shareholders

Distributions from net investment income		($3,570,560)	($2,151,560)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,032,360	$88,289,647	6,414,310	$82,496,975
Shares reinvested		242,410	3,485,859	178,770	2,102,339
Shares redeemed	+	(2,250,360)	(32,933,604)	(1,571,980)	(20,151,520)

Net transactions in fund shares		4,024,410	$58,841,902	5,021,100	$64,447,794

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,474,579	$204,310,796	9,453,479	$110,509,799
Total increase	+	4,024,410	77,488,956	5,021,100	93,800,997

End of period		18,498,989	$281,799,752	14,474,579	$204,310,796

Net investment income not yet distributed			$1,307,494		$751,951

64 See financial notes

Schwab Target 2040 Fund

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	15.49	12.67	11.55	11.16	9.71

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.17	0.17	0.15
Net realized and unrealized gains (losses)	1.33	2.84	1.12	0.40	1.46

Total from investment operations	1.54	3.06	1.29	0.57	1.61
Less distributions:
Distributions from net investment income	(0.26)	(0.24)	(0.17)	(0.18)	(0.16)

Net asset value at end of period	16.77	15.49	12.67	11.55	11.16

Total return (%)	10.07	24.55	11.33	5.08	16.71

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	—	—	0.00 [2]
Gross operating expenses[1]	0.04	0.04	0.06	0.06	0.10
Net investment income (loss)	1.26	1.47	1.42	1.42	1.44
Portfolio turnover rate	23	6	12	3	15
Net assets, end of period ($ x 1,000,000)	768	639	435	342	259

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses had not been incurred.

See financial notes 65

 Schwab Target 2040 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	550,135,212	752,664,598
2.2%	Short-Term Investments	16,632,261	16,632,261

100.1%	Total Investments	566,767,473	769,296,859
(0.1%)	Other Assets and Liabilities, Net		(822,430)

100.0%	Net Assets		768,474,429

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 88.3%

Global Real Estate 4.5%
Schwab Global Real Estate Fund (a)	4,779,252	34,315,027

International 20.1%
Laudus International MarketMasters Fund, Select Shares (a)	3,454,154	79,307,379
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	2,500,623	22,830,691
Schwab International Core Equity Fund (a)	5,400,807	52,765,885

		154,903,955

Large-Cap 51.8%
Dodge & Cox Stock Fund	28,440	5,109,022
Laudus U.S. Large Cap Growth Fund *(a)	5,021,116	99,618,945
Schwab Core Equity Fund (a)	4,121,548	105,017,049
Schwab Dividend Equity Fund (a)	2,649,099	50,783,233
Schwab S&P 500 Index Fund (a)	2,836,058	90,725,482
TCW Relative Value Large Cap Fund	2,126,987	46,985,132

		398,238,863

Small-Cap 11.9%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,732,691	31,760,221
Schwab Small-Cap Equity Fund (a)	2,375,824	59,656,947

		91,417,168

		678,875,013

Fixed-Income Funds 9.6%

Inflation-Protected Bond 0.5%
Schwab Treasury Inflation Protected Securities Index Fund (a)	366,838	4,097,578

Intermediate-Term Bond 7.8%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	1,589,773	19,315,743
Schwab Intermediate-Term Bond Fund (a)	671,685	6,884,775
Schwab Total Bond Market Fund (a)	3,538,065	33,753,137

		59,953,655

International Bond 0.2%
Laudus Mondrian International Government Fixed Income Fund *(a)	115,319	1,216,611

Short-Term Bond 1.1%
Schwab Short-Term Bond Market Fund (a)	917,303	8,521,741

		73,789,585

Total Other Investment Companies
(Cost $550,135,212)		752,664,598

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.2% of net assets

Time Deposits 2.2%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	7,591,214	7,591,214
DNB
0.03%, 11/03/14	7,591,214	7,591,214
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	1,449,833	1,449,833

Total Short-Term Investments
(Cost $16,632,261)		16,632,261

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was 571,099,653 and the unrealized appreciation and depreciation were $198,809,202 and ($611,996), respectively, with a net unrealized appreciation of $198,197,206.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

66 See financial notes

 Schwab Target 2040 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$752,664,598	$—	$—	$752,664,598
Short-Term Investments[1]	—	16,632,261	—	16,632,261

Total	$752,664,598	$16,632,261	$—	$769,296,859

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 67

 Schwab Target 2040 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $497,208,947)		$681,254,701
Investments in unaffiliated issuers, at value (cost $69,558,526)	+	88,042,158

Total investments, at value (cost $566,767,473)		769,296,859
Receivables:
Investments sold		1,170,000
Fund shares sold		525,098
Dividends		81,923
Due from investment adviser		2,859
Prepaid expenses	+	9,439

Total assets		771,086,178

Liabilities

Payables:
Investments bought		2,212,153
Fund shares redeemed		338,833
Accrued expenses	+	60,763

Total liabilities		2,611,749

Net Assets

Total assets		771,086,178
Total liabilities	−	2,611,749

Net assets		$768,474,429

Net Assets by Source
Capital received from investors		550,174,448
Net investment income not yet distributed		3,169,629
Net realized capital gains		12,600,966
Net unrealized capital appreciation		202,529,386

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$768,474,429		45,812,038		$16.77

68 See financial notes

 Schwab Target 2040 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$6,465,278
Dividends received from unaffiliated underlying funds		2,460,263
Interest	+	4,494

Total investment income		8,930,035

Expenses

Shareholder reports		78,014
Professional fees		42,466
Registration fees		41,705
Transfer agent fees		39,117
Portfolio accounting fees		29,425
Custodian fees		16,314
Independent trustees’ fees		9,451
Other expenses	+	12,628

Total expenses		269,120
Expense reduction by CSIM	−	269,120

Net expenses	−	—

Net investment income		8,930,035

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		19,073,215
Realized capital gain distributions received from unaffiliated underlying funds		2,091,205
Net realized gains on sales of affiliated underlying funds		8,576,293
Net realized gains on sales of unaffiliated underlying funds	+	12,779,399

Net realized gains		42,520,112
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		26,726,819
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	(10,563,401)

Net change in unrealized appreciation (depreciation)	+	16,163,418

Net realized and unrealized gains		58,683,530

Increase in net assets resulting from operations		$67,613,565

See financial notes 69

 Schwab Target 2040 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$8,930,035	$7,852,541
Net realized gains		42,520,112	1,785,300
Net change in unrealized appreciation (depreciation)	+	16,163,418	107,182,294

Increase in net assets from operations		67,613,565	116,820,135

Distributions to Shareholders

Distributions from net investment income		($11,083,321)	($8,424,619)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,715,793	$156,225,134	11,808,472	$164,760,752
Shares reinvested		684,108	10,822,584	647,209	8,251,913
Shares redeemed	+	(5,866,001)	(94,545,374)	(5,499,831)	(76,790,642)

Net transactions in fund shares		4,533,900	$72,502,344	6,955,850	$96,222,023

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		41,278,138	$639,441,841	34,322,288	$434,824,302
Total increase	+	4,533,900	129,032,588	6,955,850	204,617,539

End of period		45,812,038	$768,474,429	41,278,138	$639,441,841

Net investment income not yet distributed			$3,169,629		$2,124,949

70 See financial notes

Schwab Target 2045 Fund

Financial Statements

Financial Highlights

	11/1/13–	1/23/13[1]–
	10/31/14	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	11.66	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.02
Net realized and unrealized gains (losses)	1.03	1.64

Total from investment operations	1.19	1.66
Less distributions:
Distributions from net investment income	(0.18)	—

Net asset value at end of period	12.67	11.66

Total return (%)	10.30	16.60	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.00	[4,5]
Gross operating expenses[3]	0.32	1.08	[4]
Net investment income (loss)	1.03	0.46	[4]
Portfolio turnover rate	23	39	[2]
Net assets, end of period ($ x 1,000,000)	41	18

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 71

 Schwab Target 2045 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	36,977,660	40,151,211
2.0%	Short-Term Investments	824,890	824,890

99.9%	Total Investments	37,802,550	40,976,101
0.1%	Other Assets and Liabilities, Net		25,380

100.0%	Net Assets		41,001,481

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 91.4%

Global Real Estate 4.6%
Schwab Global Real Estate Fund (a)	263,963	1,895,258

International 21.0%
Laudus International MarketMasters Fund, Select Shares (a)	191,087	4,387,364
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	147,461	1,346,321
Schwab International Core Equity Fund (a)	296,812	2,899,846

		8,633,531

Large-Cap 53.2%
Dodge & Cox Stock Fund	1,591	285,859
Laudus U.S. Large Cap Growth Fund *(a)	274,441	5,444,909
Schwab Core Equity Fund (a)	225,804	5,753,493
Schwab Dividend Equity Fund (a)	145,377	2,786,866
Schwab S&P 500 Index Fund (a)	155,822	4,984,728
TCW Relative Value Large Cap Fund	116,126	2,565,230

		21,821,085

Small-Cap 12.6%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	98,072	1,797,665
Schwab Small-Cap Equity Fund (a)	133,466	3,351,327

		5,148,992

		37,498,866

Fixed-Income Funds 6.5%

Inflation-Protected Bond 0.3%
Schwab Treasury Inflation Protected Securities Index Fund (a)	10,886	121,599

Intermediate-Term Bond 5.3%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	68,179	828,377
Schwab Intermediate-Term Bond Fund (a)	19,885	203,825
Schwab Total Bond Market Fund (a)	117,794	1,123,753

		2,155,955

International Bond 0.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	5,215	55,014

Short-Term Bond 0.8%
Schwab Short-Term Bond Market Fund (a)	34,422	319,777

		2,652,345

Total Other Investment Companies
(Cost $36,977,660)		40,151,211

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.0% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	405,088	405,088
Brown Brothers Harriman
0.03%, 11/03/14	14,714	14,714
DNB
0.03%, 11/03/14	405,088	405,088

Total Short-Term Investments
(Cost $824,890)		824,890

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $37,837,002 and the unrealized appreciation and depreciation were $3,152,282 and ($13,183), respectively, with a net unrealized appreciation of $3,139,099.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

72 See financial notes

 Schwab Target 2045 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$40,151,211	$—	$—	$40,151,211
Short-Term Investments[1]	—	824,890	—	824,890

Total	$40,151,211	$824,890	$—	$40,976,101

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 73

 Schwab Target 2045 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $33,626,369)		$36,471,745
Investments in unaffiliated issuers, at value (cost $4,176,181)	+	4,504,356

Total investments, at value (cost $37,802,550)		40,976,101
Receivables:
Investments sold		158,000
Fund shares sold		55,874
Dividends		2,689
Due from investment adviser		911
Interest		1
Prepaid expenses	+	188

Total assets		41,193,764

Liabilities

Payables:
Investments bought		98,697
Fund shares redeemed		67,521
Accrued expenses	+	26,065

Total liabilities		192,283

Net Assets

Total assets		41,193,764
Total liabilities	−	192,283

Net assets		$41,001,481

Net Assets by Source
Capital received from investors		37,174,502
Net investment income not yet distributed		119,149
Net realized capital gains		534,279
Net unrealized capital appreciation		3,173,551

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$41,001,481		3,236,197		$12.67

74 See financial notes

 Schwab Target 2045 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$220,027
Dividends received from unaffiliated underlying funds		80,220
Interest	+	170

Total investment income		300,417

Expenses

Professional fees		31,530
Registration fees		22,274
Transfer agent fees		21,457
Custodian fees		7,956
Portfolio accounting fees		7,435
Independent trustees’ fees		6,216
Shareholder reports		(6,240)[1]
Other expenses	+	1,139

Total expenses		91,767
Expense reduction by CSIM	−	91,767

Net expenses	−	—

Net investment income		300,417

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		589,442
Realized capital gain distributions received from unaffiliated underlying funds		63,234
Net realized gains on sales of affiliated underlying funds		47,121
Net realized losses on sales of unaffiliated underlying funds	+	(28,879)

Net realized gains		670,918
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,661,233
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	97,363

Net change in unrealized appreciation (depreciation)	+	1,758,596

Net realized and unrealized gains		2,429,514

Increase in net assets resulting from operations		$2,729,931

[1]	The fund commenced operations on 01-23-13 and expenses were estimated based on similar funds for the fiscal year. During fiscal year 2013, actual printing expenses were less than the estimated expenses, which resulted in the fund reversing prior-year recognized expenses in the current year. The Fund is waiving any fees beyond the expense limitation and therefore the reversal had no impact to net expenses.

See financial notes 75

 Schwab Target 2045 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			1/23/13*-10/31/13
Net investment income		$300,417	$32,174
Net realized gains (losses)		670,918	(37,723)
Net change in unrealized appreciation (depreciation)	+	1,758,596	1,414,955

Increase in net assets from operations		2,729,931	1,409,406

Distributions to Shareholders

Distributions from net investment income		($312,358)	$—

Transactions in Fund Shares

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,059,069	$25,057,061	1,673,485	$17,999,978
Shares reinvested		25,653	306,297	—	—
Shares redeemed	+	(359,691)	(4,402,377)	(162,319)	(1,786,457)

Net transactions in fund shares		1,725,031	$20,960,981	1,511,166	$16,213,521

Shares Outstanding and Net Assets

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,511,166	$17,622,927	—	$—
Total increase	+	1,725,031	23,378,554	1,511,166	17,622,927

End of period		3,236,197	$41,001,481	1,511,166	$17,622,927

Net investment income not yet distributed			$119,149		$32,174

*	Commencement of operations.

76 See financial notes

Schwab Target 2050 Fund

Financial Statements

Financial Highlights

	11/1/13–	1/23/13[1]–
	10/31/14	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	11.72	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.17	0.02
Net realized and unrealized gains (losses)	1.04	1.70

Total from investment operations	1.21	1.72
Less distributions:
Distributions from net investment income	(0.18)	—

Net asset value at end of period	12.75	11.72

Total return (%)	10.43	17.20	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.00	[4,5]
Gross operating expenses[3]	0.39	1.37	[4]
Net investment income (loss)	0.99	0.40	[4]
Portfolio turnover rate	23	40	[2]
Net assets, end of period ($ x 1,000,000)	33	14

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 77

 Schwab Target 2050 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.8%	Other Investment Companies	30,149,539	32,752,750
2.1%	Short-Term Investments	690,271	690,271

99.9%	Total Investments	30,839,810	33,443,021
0.1%	Other Assets and Liabilities, Net		49,056

100.0%	Net Assets		33,492,077

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.8% of net assets

Equity Funds 93.8%

Global Real Estate 4.7%
Schwab Global Real Estate Fund (a)	221,492	1,590,312

International 21.8%
Laudus International MarketMasters Fund, Select Shares (a)	159,800	3,669,016
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	129,830	1,185,348
Schwab International Core Equity Fund (a)	250,692	2,449,257

		7,303,621

Large-Cap 54.2%
Dodge & Cox Stock Fund	1,375	246,967
Laudus U.S. Large Cap Growth Fund *(a)	227,146	4,506,575
Schwab Core Equity Fund (a)	188,842	4,811,704
Schwab Dividend Equity Fund (a)	120,704	2,313,899
Schwab S&P 500 Index Fund (a)	129,342	4,137,652
TCW Relative Value Large Cap Fund	96,078	2,122,357

		18,139,154

Small-Cap 13.1%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	83,183	1,524,745
Schwab Small-Cap Equity Fund (a)	114,073	2,864,368

		4,389,113

		31,422,200

Fixed-Income Funds 4.0%

Inflation-Protected Bond 0.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	2,539	28,359

Intermediate-Term Bond 3.3%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	33,792	410,568
Schwab Intermediate-Term Bond Fund (a)	9,960	102,095
Schwab Total Bond Market Fund (a)	61,139	583,263

		1,095,926

International Bond 0.1%
Laudus Mondrian International Government Fixed Income Fund *(a)	2,945	31,069

Short-Term Bond 0.5%
Schwab Short-Term Bond Market Fund (a)	18,859	175,196

		1,330,550

Total Other Investment Companies
(Cost $30,149,539)		32,752,750

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.1% of net assets

Time Deposits 2.1%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	329,563	329,563
DNB
0.03%, 11/03/14	329,563	329,563
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	31,145	31,145

Total Short-Term Investments
(Cost $690,271)		690,271

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $30,878,576 and the unrealized appreciation and depreciation were $2,571,545 and ($7,100), respectively, with a net unrealized appreciation of $2,564,445.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

78 See financial notes

 Schwab Target 2050 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$32,752,750	$—	$—	$32,752,750
Short-Term Investments[1]	—	690,271	—	690,271

Total	$32,752,750	$690,271	$—	$33,443,021

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 79

 Schwab Target 2050 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $27,640,875)		$29,972,858
Investments in unaffiliated issuers, at value (cost $3,198,935)	+	3,470,163

Total investments, at value (cost $30,839,810)		33,443,021
Receivables:
Investments sold		70,000
Fund shares sold		124,531
Dividends		1,356
Due from investment adviser		757
Interest		1
Prepaid expenses	+	124

Total assets		33,639,790

Liabilities

Payables:
Investments bought		111,360
Fund shares redeemed		11,996
Accrued expenses	+	24,357

Total liabilities		147,713

Net Assets

Total assets		33,639,790
Total liabilities	−	147,713

Net assets		$33,492,077

Net Assets by Source
Capital received from investors		30,392,697
Net investment income not yet distributed		83,422
Net realized capital gains		412,747
Net unrealized capital appreciation		2,603,211

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$33,492,077		2,625,927		$12.75

80 See financial notes

 Schwab Target 2050 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$174,027
Dividends received from unaffiliated underlying funds		54,235
Interest	+	133

Total investment income		228,395

Expenses

Professional fees		31,472
Transfer agent fees		21,569
Registration fees		20,014
Custodian fees		7,885
Portfolio accounting fees		7,258
Independent trustees’ fees		6,189
Shareholder reports		(5,989)[1]
Other expenses	+	1,060

Total expenses		89,458
Expense reduction by CSIM	−	89,458

Net expenses	−	—

Net investment income		228,395

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		476,027
Realized capital gain distributions received from unaffiliated underlying funds		47,429
Net realized gains on sales of affiliated underlying funds		26,501
Net realized losses on sales of unaffiliated underlying funds	+	(24,168)

Net realized gains		525,789
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		1,374,400
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	80,204

Net change in unrealized appreciation (depreciation)	+	1,454,604

Net realized and unrealized gains		1,980,393

Increase in net assets resulting from operations		$2,208,788

[1]	The fund commenced operations on 01-23-13 and expenses were estimated based on similar funds for the fiscal year. During fiscal year 2013, actual printing expenses were less than the estimated expenses, which resulted in the fund reversing prior-year recognized expenses in the current year. The Fund is waiving any fees beyond the expense limitation and therefore the reversal had no impact to net expenses.

See financial notes 81

 Schwab Target 2050 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			1/23/13*-10/31/13
Net investment income		$228,395	$21,616
Net realized gains (losses)		525,789	(33,459)
Net change in unrealized appreciation (depreciation)	+	1,454,604	1,148,607

Increase in net assets from operations		2,208,788	1,136,764

Distributions to Shareholders

Distributions from net investment income		($246,172)	$—

Transactions in Fund Shares

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,761,233	$21,571,597	1,302,184	$14,062,670
Shares reinvested		20,179	242,557	—	—
Shares redeemed	+	(348,673)	(4,264,424)	(108,996)	(1,219,703)

Net transactions in fund shares		1,432,739	$17,549,730	1,193,188	$12,842,967

Shares Outstanding and Net Assets

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		1,193,188	$13,979,731	—	$—
Total increase	+	1,432,739	19,512,346	1,193,188	13,979,731

End of period		2,625,927	$33,492,077	1,193,188	$13,979,731

Net investment income not yet distributed			$83,422		$21,616

*	Commencement of operations.

82 See financial notes

Schwab Target 2055 Fund

Financial Statements

Financial Highlights

	11/1/13–	1/23/13[1]–
	10/31/14	10/31/13

Per-Share Data ($)

Net asset value at beginning of period	11.74	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16	0.02
Net realized and unrealized gains (losses)	1.07	1.72

Total from investment operations	1.23	1.74
Less distributions:
Distributions from net investment income	(0.18)	—

Net asset value at end of period	12.79	11.74

Total return (%)	10.59	17.40	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[3]	—	0.00	[4,5]
Gross operating expenses[3]	0.68	2.78	[4]
Net investment income (loss)	0.94	0.34	[4]
Portfolio turnover rate	29	12	[2]
Net assets, end of period ($ x 1,000,000)	18	7

1 Commencement of operations.
2 Not annualized.
3 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
4 Annualized.
5 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if interest expense had not been incurred.

See financial notes 83

 Schwab Target 2055 Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.9%	Other Investment Companies	16,132,776	17,539,221
2.0%	Short-Term Investments	370,132	370,132

99.9%	Total Investments	16,502,908	17,909,353
0.1%	Other Assets and Liabilities, Net		10,566

100.0%	Net Assets		17,919,919

	Number	Value
Security	of Shares	($)

Other Investment Companies 97.9% of net assets

Equity Funds 95.9%

Global Real Estate 4.8%
Schwab Global Real Estate Fund (a)	120,724	866,798

International 22.5%
Laudus International MarketMasters Fund, Select Shares (a)	87,694	2,013,443
Laudus Mondrian Emerging Markets Fund, Institutional Shares (a)	73,790	673,706
Schwab International Core Equity Fund (a)	136,701	1,335,568

		4,022,717

Large-Cap 55.0%
Dodge & Cox Stock Fund	758	136,079
Laudus U.S. Large Cap Growth Fund *(a)	123,392	2,448,099
Schwab Core Equity Fund (a)	102,588	2,613,945
Schwab Dividend Equity Fund (a)	65,612	1,257,781
Schwab S&P 500 Index Fund (a)	70,350	2,250,491
TCW Relative Value Large Cap Fund	52,151	1,152,025

		9,858,420

Small-Cap 13.6%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	46,684	855,724
Schwab Small-Cap Equity Fund (a)	62,882	1,578,961

		2,434,685

		17,182,620

Fixed-Income Funds 2.0%

Inflation-Protected Bond 0.1%
Schwab Treasury Inflation Protected Securities Index Fund (a)	677	7,562

Intermediate-Term Bond 1.7%
Natixis Loomis Sayles Investment Grade Bond Fund, Class Y Shares	10,351	125,762
Schwab Intermediate-Term Bond Fund (a)	792	8,119
Schwab Total Bond Market Fund (a)	17,508	167,028

		300,909

International Bond 0.0%
Laudus Mondrian International Government Fixed Income Fund *(a)	454	4,786

Short-Term Bond 0.2%
Schwab Short-Term Bond Market Fund (a)	4,666	43,344

		356,601

Total Other Investment Companies
(Cost $16,132,776)		17,539,221

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.0% of net assets

Time Deposits 2.0%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	176,429	176,429
Brown Brothers Harriman
0.03%, 11/03/14	17,274	17,274
Wells Fargo
0.03%, 11/03/14	176,429	176,429

Total Short-Term Investments
(Cost $370,132)		370,132

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $16,542,323 and the unrealized appreciation and depreciation were $1,374,292 and ($7,262), respectively, with a net unrealized appreciation of $1,367,030.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.

84 See financial notes

 Schwab Target 2055 Fund

Portfolio Holdings continued

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$17,539,221	$—	$—	$17,539,221
Short-Term Investments[1]	—	370,132	—	370,132

Total	$17,539,221	$370,132	$—	$17,909,353

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 85

 Schwab Target 2055 Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $14,868,495)		$16,125,355
Investments in unaffiliated issuers, at value (cost $1,634,413)	+	1,783,998

Total investments, at value (cost $16,502,908)		17,909,353
Receivables:
Investments sold		30,000
Fund shares sold		57,669
Due from investment adviser		700
Dividends		360
Prepaid expenses	+	15

Total assets		17,998,097

Liabilities

Payables:
Investments bought		48,361
Fund shares redeemed		5,114
Accrued expenses	+	24,703

Total liabilities		78,178

Net Assets

Total assets		17,998,097
Total liabilities	−	78,178

Net assets		$17,919,919

Net Assets by Source
Capital received from investors		16,265,809
Net investment income not yet distributed		39,478
Net realized capital gains		208,187
Net unrealized capital appreciation		1,406,445

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$17,919,919		1,401,005		$12.79

86 See financial notes

 Schwab Target 2055 Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$93,199
Dividends received from unaffiliated underlying funds		25,928
Interest	+	73

Total investment income		119,200

Expenses

Professional fees		31,382
Transfer agent fees		21,458
Registration fees		17,980
Custodian fees		7,894
Portfolio accounting fees		7,088
Independent trustees’ fees		6,144
Shareholder reports		(6,728)[1]
Other expenses	+	924

Total expenses		86,142
Expense reduction by CSIM	−	86,142

Net expenses	−	—

Net investment income		119,200

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		255,729
Realized capital gain distributions received from unaffiliated underlying funds		24,524
Net realized losses on sales of affiliated underlying funds		(4,401)
Net realized losses on sales of unaffiliated underlying funds	+	(20,321)

Net realized gains		255,531
Net change in unrealized appreciation (depreciation) on affiliated underlying funds		776,800
Net change in unrealized appreciation (depreciation) on unaffiliated underlying funds	+	50,547

Net change in unrealized appreciation (depreciation)	+	827,347

Net realized and unrealized gains		1,082,878

Increase in net assets resulting from operations		$1,202,078

[1]	The fund commenced operations on 01-23-13 and expenses were estimated based on similar funds for the fiscal year. During fiscal year 2013, actual printing expenses were less than the estimated expenses, which resulted in the fund reversing prior-year recognized expenses in the current year. The Fund is waiving any fees beyond the expense limitation and therefore the reversal had no impact to net expenses.

See financial notes 87

 Schwab Target 2055 Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			1/23/13*-10/31/13
Net investment income		$119,200	$8,773
Net realized gains (losses)		255,531	(4,654)
Net change in unrealized appreciation (depreciation)	+	827,347	579,098

Increase in net assets from operations		1,202,078	583,217

Distributions to Shareholders

Distributions from net investment income		($131,185)	$—

Transactions in Fund Shares

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,167,531	$14,320,677	636,663	$6,847,743
Shares reinvested		10,605	127,787	—	—
Shares redeemed	+	(363,239)	(4,481,218)	(50,555)	(549,180)

Net transactions in fund shares		814,897	$9,967,246	586,108	$6,298,563

Shares Outstanding and Net Assets

		11/1/13-10/31/14		1/23/13*-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		586,108	$6,881,780	—	$—
Total increase	+	814,897	11,038,139	586,108	6,881,780

End of period		1,401,005	$17,919,919	586,108	$6,881,780

Net investment income not yet distributed			$39,478		$8,773

*	Commencement of operations.

88 See financial notes

 Schwab Target Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Laudus International MarketMasters Fund
Schwab Target 2010 Fund	Schwab Balanced Fund
Schwab Target 2015 Fund	Schwab Core Equity Fund
Schwab Target 2020 Fund	Schwab Dividend Equity Fund
Schwab Target 2025 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2030 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2035 Fund	Schwab Hedged Equity Fund
Schwab Target 2040 Fund	Schwab Financial Services Fund
Schwab Target 2045 Fund	Schwab Health Care Fund
Schwab Target 2050 Fund	Schwab International Core Equity Fund
Schwab Target 2055 Fund	Schwab Fundamental US Large Company Index Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab International Index Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Global Real Estate Index Fund
Schwab MarketTrack Growth Portfolio	Schwab Monthly Income Fund - Moderate Payout
Schwab MarketTrack Balanced Portfolio	Schwab Monthly Income Fund - Enhanced Payout
Schwab MarketTrack Conservative Portfolio	Schwab Monthly Income Fund - Maximum Payout
Laudus Small-Cap MarketMasters Fund

The Schwab Target Funds are “fund of funds.” Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, exchange traded funds (“ETFs”), and cash equivalents, including money market securities.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

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Financial Notes (continued)

3. Risk Factors (continued):

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid-cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments - bonds or stocks of another capitalization range, for instance -underlying fund’s large-, mid- or small-cap holdings could reduce performance.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the

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Financial Notes (continued)

3. Risk Factors (continued):

underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility and could cause the fund to lose more than the principal amount invested.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose a fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, ETFs, and cash equivalents, including money market securities. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expense charged, excluding interest, taxes and certain non-routine expenses to 0.00%.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2014, each Schwab Target Fund’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab		Schwab
	Target	Target	Target	Target	Target	Target	Target	Target	Target		Target
	2010	2015	2020	2025	2030	2035	2040	2045	2050		2055
Underlying Funds	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund		Fund

Schwab Global Real Estate Fund	0.5%	1.0%	5.7%	4.6%	10.9%	4.6%	13.3%	0.7%	0.6%		0.3%
Laudus International MarketMasters Fund, Select Shares	0.1%	0.2%	1.5%	1.2%	2.9%	1.2%	3.6%	0.2%	0.2%		0.1%
Laudus Mondrian Emerging Markets Fund, Institutional Shares	—%	0.2%	2.4%	2.8%	8.4%	4.3%	14.1%	0.8%	0.7%		0.4%
Schwab International Core Equity Fund	0.4%	0.9%	5.2%	4.3%	10.1%	4.3%	12.5%	0.7%	0.6%		0.3%
Laudus U.S. Large Cap Growth Fund	0.2%	0.4%	2.0%	1.6%	3.7%	1.5%	4.5%	0.2%	0.2%		0.1%
Schwab Core Equity Fund	0.2%	0.4%	2.1%	1.6%	3.8%	1.6%	4.5%	0.2%	0.2%		0.1%
Schwab Dividend Equity Fund	0.1%	0.2%	1.2%	0.9%	2.1%	0.9%	2.5%	0.1%	0.1%		0.1%
Schwab S&P 500 Index Fund	0.0% *	0.0% *	0.2%	0.2%	0.4%	0.2%	0.4%	0.0% *	0.0%	*	0.0%	*
Laudus Small-Cap MarketMasters Fund, Select Shares	0.4%	0.8%	5.5%	4.8%	12.1%	5.4%	16.4%	0.9%	0.8%		0.4%
Schwab Small-Cap Equity Fund	0.2%	0.4%	3.0%	2.6%	6.6%	3.0%	9.0%	0.5%	0.4%		0.2%
Schwab Treasury Inflation Protected Securities Index Fund	1.2%	1.9%	5.9%	2.7%	3.9%	1.1%	1.5%	0.0% *	0.0%	*	0.0%	*
Schwab Intermediate-Term Bond Fund	0.5%	0.9%	4.1%	2.5%	4.2%	1.2%	1.8%	0.1%	0.0%	*	0.00%	*
Schwab Total Bond Market Fund	1.4%	2.3%	7.6%	3.8%	6.2%	1.6%	2.7%	0.1%	0.0%	*	0.00%	*
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	0.1%	0.3%	2.1%	1.4%	2.3%	0.5%	0.5%	0.0% *	0.0%	*	0.0%	*
Schwab Short-Term Bond Market Fund	2.2%	3.3%	8.6%	3.6%	4.6%	1.1%	1.9%	0.1%	0.0%	*	0.00%	*
Schwab Value Advantage Money Fund, Institutional Prime Shares	0.0% *	0.0% *	0.0% *	—%	—%	—%	—%	—%	—%		—%

*	Less than 0.1%

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2014.

Schwab Target 2010 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	174,459	47,892	(39,644)	182,707	$1,311,835	$16,903	$58,801
Laudus International MarketMasters Fund, Select Shares	101,163	63,445	(41,201)	123,407	2,833,426	413,317	35,332
Laudus Mondrian Emerging Markets Fund, Institutional Shares	32,094	12,849	(44,943)	—	—	81,789	5,132
Laudus Mondrian International Equity Fund, Institutional Shares	100,910	14,731	(115,641)	—	—	280,006	22,906
Schwab International Core Equity Fund	—	184,539	—	184,539	1,802,945	—	—
Laudus U.S. Large Cap Growth Fund	208,254	53,952	(49,404)	212,802	4,221,990	210,001	242,737
Schwab Core Equity Fund	136,377	56,021	(20,398)	172,000	4,382,562	89,150	252,216
Schwab Dividend Equity Fund	93,954	40,413	(17,290)	117,077	2,244,368	20,974	145,777
Schwab S&P 500 Index Fund	109,807	38,622	(24,105)	124,324	3,977,122	82,549	51,261
Laudus Small-Cap MarketMasters Fund, Select Shares	61,592	9,558	(29,856)	41,294	756,926	256,392	—
Schwab Small-Cap Equity Fund	93,116	18,947	(55,386)	56,677	1,423,150	501,804	214,501
Schwab Treasury Inflation Protected Securities Index Fund	276,755	42,039	(26,340)	292,454	3,266,714	9,743	69,666
Schwab Intermediate-Term Bond Fund	160,330	49,014	(18,271)	191,073	1,958,498	1,234	36,655
Schwab Total Bond Market Fund	1,362,871	595,692	(136,103)	1,822,460	17,386,270	7,495	305,609
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	42,522	2,786	(13,109)	32,199	339,697	8,914	2,949
Schwab Short-Term Bond Market Fund	1,006,011	137,413	(103,744)	1,039,680	9,658,625	5,761	82,676
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,968,431	171	—	1,968,602	1,968,602	—	282

Total					$57,532,730	$1,986,032	$1,526,500

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2015 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	317,511	101,950	(65,795)	353,666	$2,539,324	$46,163	$113,743
Laudus International MarketMasters Fund, Select Shares	180,373	128,661	(67,046)	241,988	5,556,047	342,942	65,405
Laudus Mondrian Emerging Markets Fund, Institutional Shares	59,556	45,921	(72,437)	33,040	301,660	60,296	9,315
Laudus Mondrian International Equity Fund, Institutional Shares	202,787	44,249	(247,036)	—	—	331,811	45,666
Schwab International Core Equity Fund	—	381,769	(5,118)	376,651	3,679,882	1,126	—
Laudus U.S. Large Cap Growth Fund	371,068	119,550	(85,344)	405,274	8,040,643	126,580	452,641
Schwab Core Equity Fund	259,908	113,810	(44,236)	329,482	8,395,201	95,717	485,675
Schwab Dividend Equity Fund	172,443	86,550	(37,928)	221,065	4,237,817	45,556	273,800
Schwab S&P 500 Index Fund	201,034	68,667	(33,522)	236,179	7,555,373	66,877	98,491
Laudus Small-Cap MarketMasters Fund, Select Shares	114,378	33,211	(61,424)	86,165	1,579,397	396,709	—
Schwab Small-Cap Equity Fund	168,847	54,019	(105,667)	117,199	2,942,859	844,565	411,067
Schwab Treasury Inflation Protected Securities Index Fund	359,131	114,414	(16,065)	457,480	5,110,054	4,093	104,325
Schwab Intermediate-Term Bond Fund	271,173	114,315	(44,663)	340,825	3,493,451	(75)	64,530
Schwab Total Bond Market Fund	1,708,846	1,421,777	(164,170)	2,966,453	28,299,961	32,570	456,482
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	94,222	12,589	(25,318)	81,493	859,751	654	6,436
Schwab Short-Term Bond Market Fund	1,208,786	494,668	(162,192)	1,541,262	14,318,323	6,712	118,968
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,991,651	700,233	—	2,691,884	2,691,884	—	350

Total					$99,601,627	$2,402,296	$2,706,894

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2020 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	1,782,023	511,495	(234,880)	2,058,638	$14,781,018	$133,509	$644,112
Laudus International MarketMasters Fund, Select Shares	993,395	701,530	(246,651)	1,448,274	33,252,373	774,757	360,259
Laudus Mondrian Emerging Markets Fund, Institutional Shares	325,308	208,157	(117,601)	415,864	3,796,838	287,347	48,634
Laudus Mondrian International Equity Fund, Institutional Shares	1,155,406	205,990	(1,361,396)	—	—	2,873,950	263,813
Schwab International Core Equity Fund	—	2,266,999	—	2,266,999	22,148,582	—	—
Laudus U.S. Large Cap Growth Fund	2,044,008	470,355	(207,311)	2,307,052	45,771,923	470,070	2,475,737
Schwab Core Equity Fund	1,492,538	471,724	(78,069)	1,886,193	48,060,195	212,020	2,791,716
Schwab Dividend Equity Fund	974,769	354,270	(87,007)	1,242,032	23,809,746	131,729	1,507,413
Schwab S&P 500 Index Fund	1,127,432	325,437	(124,901)	1,327,968	42,481,713	248,000	545,265
Laudus Small-Cap MarketMasters Fund, Select Shares	660,298	149,099	(228,273)	581,124	10,652,001	1,461,480	—
Schwab Small-Cap Equity Fund	933,256	261,032	(408,766)	785,522	19,724,465	3,410,032	2,260,928
Schwab Treasury Inflation Protected Securities Index Fund	1,078,250	350,904	(27,512)	1,401,642	15,656,343	9,420	315,017
Schwab Intermediate-Term Bond Fund	1,114,851	398,092	(37,291)	1,475,652	15,125,433	3,596	273,106
Schwab Total Bond Market Fund	4,998,955	5,097,656	(113,697)	9,982,914	95,237,005	16,785	1,355,961
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	495,913	97,534	(90,824)	502,623	5,302,667	46,900	33,553
Schwab Short-Term Bond Market Fund	3,177,642	1,141,352	(296,347)	4,022,647	37,370,387	16,100	308,795
Schwab Value Advantage Money fund, Institutional Prime Shares	—	5,000,430	—	5,000,430	5,000,430	—	455

Total					$438,171,119	$10,095,695	$13,184,764

 97

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2025 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	1,264,302	549,831	(159,860)	1,654,273	$11,877,683	$102,080	$485,844
Laudus International MarketMasters Fund, Select Shares	686,104	637,275	(146,101)	1,177,278	27,030,310	398,109	252,447
Laudus Mondrian Emerging Markets Fund, Institutional Shares	225,922	332,283	(58,674)	499,531	4,560,718	92,476	33,604
Laudus Mondrian International Equity Fund, Institutional Shares	837,115	226,704	(1,063,819)	—	—	1,163,603	187,448
Schwab International Core Equity Fund	—	1,845,200	—	1,845,200	18,027,602	—	—
Laudus U.S. Large Cap Growth Fund	1,425,998	500,648	(115,929)	1,810,717	35,924,629	270,138	1,735,389
Schwab Core Equity Fund	1,059,030	465,909	(31,153)	1,493,786	38,061,671	73,014	2,004,700
Schwab Dividend Equity Fund	684,124	337,491	(54,325)	967,290	18,542,945	90,016	1,070,282
Schwab S&P 500 Index Fund	792,409	336,544	(87,146)	1,041,807	33,327,394	304,438	387,252
Laudus Small-Cap MarketMasters Fund, Select Shares	467,612	169,769	(125,225)	512,156	9,387,816	249,954	—
Schwab Small-Cap Equity Fund	652,791	267,598	(226,844)	693,545	17,414,916	417,644	1,594,910
Schwab Treasury Inflation Protected Securities Index Fund	448,259	229,628	(21,653)	656,234	7,330,137	3,272	141,478
Schwab Intermediate-Term Bond Fund	576,806	339,977	(13,739)	903,044	9,256,199	2,336	152,701
Schwab Total Bond Market Fund	2,015,888	3,043,346	(31,905)	5,027,329	47,960,717	4,875	596,530
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	276,903	103,588	(48,689)	331,802	3,500,512	4,463	18,994
Schwab Short-Term Bond Market Fund	1,213,396	605,735	(140,057)	1,679,074	15,598,594	11,086	124,586

Total					$297,801,843	$3,187,504	$8,786,165

98

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2030 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	3,468,314	802,866	(381,115)	3,890,065	$27,930,664	$222,688	$1,231,619
Laudus International MarketMasters Fund, Select Shares	1,890,535	1,224,804	(312,136)	2,803,203	64,361,540	624,081	683,354
Laudus Mondrian Emerging Markets Fund, Institutional Shares	632,856	1,016,770	(162,381)	1,487,245	13,578,546	207,685	90,009
Laudus Mondrian International Equity Fund, Institutional Shares	2,297,220	296,759	(2,593,979)	—	—	4,514,487	514,347
Schwab International Core Equity Fund	—	4,348,656	—	4,348,656	42,486,374	—	—
Laudus U.S. Large Cap Growth Fund	3,885,576	649,712	(332,815)	4,202,473	83,377,069	641,732	4,708,123
Schwab Core Equity Fund	2,944,866	626,544	(120,960)	3,450,450	87,917,473	300,904	5,516,901
Schwab Dividend Equity Fund	1,864,777	480,445	(109,647)	2,235,575	42,855,969	164,512	2,857,720
Schwab S&P 500 Index Fund	2,176,358	386,932	(172,526)	2,390,764	76,480,525	497,581	1,047,667
Laudus Small-Cap MarketMasters Fund, Select Shares	1,289,028	214,661	(224,254)	1,279,435	23,452,041	1,092,432	—
Schwab Small-Cap Equity Fund	1,788,903	429,558	(463,380)	1,755,081	44,070,075	2,280,925	4,335,132
Schwab Treasury Inflation Protected Securities Index Fund	826,600	225,171	(112,716)	939,055	10,489,243	45,417	232,215
Schwab Intermediate-Term Bond Fund	1,239,274	351,888	(73,746)	1,517,416	15,553,516	5,740	284,405
Schwab Total Bond Market Fund	3,194,473	5,033,897	(124,358)	8,104,012	77,312,279	16,279	904,097
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	533,238	152,472	(131,086)	554,624	5,851,280	57,029	37,544
Schwab Short-Term Bond Market Fund	1,880,621	649,655	(363,125)	2,167,151	20,132,831	19,168	175,678

Total					$635,849,425	$10,690,660	$22,618,811

 99

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2035 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	1,245,858	534,318	(138,671)	1,641,505	$11,786,004	$90,566	$483,266
Laudus International MarketMasters Fund, Select Shares	674,742	619,854	(108,511)	1,186,085	27,232,505	355,229	248,906
Laudus Mondrian Emerging Markets Fund, Institutional Shares	221,793	573,607	(42,640)	752,760	6,872,696	41,643	32,491
Laudus Mondrian International Equity Fund, Institutional Shares	832,611	223,678	(1,056,289)	—	—	1,191,608	191,740
Schwab International Core Equity Fund	—	1,843,020	—	1,843,020	18,006,304	—	—
Laudus U.S. Large Cap Growth Fund	1,392,869	438,179	(93,421)	1,737,627	34,474,527	205,070	1,716,807
Schwab Core Equity Fund	1,064,628	390,411	(16,729)	1,438,310	36,648,142	56,911	2,030,161
Schwab Dividend Equity Fund	666,950	281,238	(21,546)	926,642	17,763,732	27,402	1,055,486
Schwab S&P 500 Index Fund	780,398	272,105	(60,676)	991,827	31,728,541	210,279	387,327
Laudus Small-Cap MarketMasters Fund, Select Shares	466,053	148,642	(45,956)	568,739	10,424,988	118,438	—
Schwab Small-Cap Equity Fund	641,150	261,375	(119,159)	783,366	19,670,319	331,056	1,581,723
Schwab Treasury Inflation Protected Securities Index Fund	151,982	103,251	(3,153)	252,080	2,815,730	(3,820)	53,683
Schwab Intermediate-Term Bond Fund	275,184	174,907	(30,444)	419,647	4,301,384	4,125	72,185
Schwab Total Bond Market Fund	542,624	1,608,066	(2,685)	2,148,005	20,491,968	(134)	192,548
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	118,135	58,006	(46,816)	129,325	1,364,375	(545)	8,174
Schwab Short-Term Bond Market Fund	396,960	197,373	(82,958)	511,375	4,750,676	6,169	40,225

Total					$248,331,891	$2,633,997	$8,094,722

100

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2040 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	4,140,897	1,117,090	(478,735)	4,779,252	$34,315,027	$269,832	$1,492,039
Laudus International MarketMasters Fund, Select Shares	2,235,553	1,542,262	(323,661)	3,454,154	79,307,379	873,051	806,500
Laudus Mondrian Emerging Markets Fund, Institutional Shares	740,308	1,972,152	(211,837)	2,500,623	22,830,691	200,467	104,500
Laudus Mondrian International Equity Fund, Institutional Shares	2,773,538	448,076	(3,221,614)	—	—	4,964,018	630,786
Schwab International Core Equity Fund	—	5,400,807	—	5,400,807	52,765,885	—	—
Laudus U.S. Large Cap Growth Fund	4,612,591	748,828	(340,303)	5,021,116	99,618,945	478,648	5,558,336
Schwab Core Equity Fund	3,542,709	761,242	(182,403)	4,121,548	105,017,049	435,886	6,629,430
Schwab Dividend Equity Fund	2,213,536	541,802	(106,239)	2,649,099	50,783,233	146,421	3,382,862
Schwab S&P 500 Index Fund	2,596,342	386,789	(147,073)	2,836,058	90,725,482	506,877	1,250,542
Laudus Small-Cap MarketMasters Fund, Select Shares	1,544,461	279,604	(91,374)	1,732,691	31,760,221	137,303	—
Schwab Small-Cap Equity Fund	2,131,039	541,466	(296,681)	2,375,824	59,656,947	508,977	5,131,578
Schwab Treasury Inflation Protected Securities Index Fund	267,654	108,201	(9,017)	366,838	4,097,578	1,409	81,171
Schwab Intermediate-Term Bond Fund	522,433	169,901	(20,649)	671,685	6,884,775	1,801	126,093
Schwab Total Bond Market Fund	652,972	2,908,925	(23,832)	3,538,065	33,753,137	5,375	251,817
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	181,646	62,886	(129,213)	115,319	1,216,611	27,464	12,248
Schwab Short-Term Bond Market Fund	896,155	275,314	(254,166)	917,303	8,521,741	18,764	80,591

Total					$681,254,701	$8,576,293	$25,538,493

 101

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2045 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	117,387	163,313	(16,737)	263,963	$1,895,258	($3,379)	$63,393
Laudus International MarketMasters Fund, Select Shares	63,242	136,872	(9,027)	191,087	4,387,364	(1,112)	25,023
Laudus Mondrian Emerging Markets Fund, Institutional Shares	20,761	130,152	(3,452)	147,461	1,346,321	(3,505)	3,174
Laudus Mondrian International Equity Fund, Institutional Shares	78,856	75,507	(154,363)	—	—	70,401	19,552
Schwab International Core Equity Fund	—	296,812	—	296,812	2,899,846	—	—
Laudus U.S. Large Cap Growth Fund	129,934	149,743	(5,236)	274,441	5,444,909	(2,624)	172,268
Schwab Core Equity Fund	100,004	130,166	(4,366)	225,804	5,753,493	(2,222)	203,485
Schwab Dividend Equity Fund	63,277	86,940	(4,840)	145,377	2,786,866	(1,780)	113,251
Schwab S&P 500 Index Fund	74,563	88,726	(7,467)	155,822	4,984,728	(3,876)	39,042
Laudus Small-Cap MarketMasters Fund, Select Shares	44,072	58,397	(4,397)	98,072	1,797,665	(1,400)	—
Schwab Small-Cap Equity Fund	60,262	79,812	(6,608)	133,466	3,351,327	(2,538)	158,982
Schwab Treasury Inflation Protected Securities Index Fund	3,765	7,483	(362)	10,886	121,599	(358)	1,699
Schwab Intermediate-Term Bond Fund	9,364	15,223	(4,702)	19,885	203,825	(492)	2,981
Schwab Total Bond Market Fund	2,403	115,391	—	117,794	1,123,753	—	4,090
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	1,352	3,863	—	5,215	55,014	—	100
Schwab Short-Term Bond Market Fund	19,639	25,010	(10,227)	34,422	319,777	6	2,429

Total					$36,471,745	$47,121	$809,469

102

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2050 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	96,224	143,874	(18,606)	221,492	$1,590,312	($4,876)	$51,604
Laudus International MarketMasters Fund, Select Shares	51,477	114,435	(6,112)	159,800	3,669,016	(1,650)	20,157
Laudus Mondrian Emerging Markets Fund, Institutional Shares	17,235	117,595	(5,000)	129,830	1,185,348	(6,292)	2,556
Laudus Mondrian International Equity Fund, Institutional Shares	64,671	63,168	(127,839)	—	—	56,262	15,553
Schwab International Core Equity Fund	—	250,692	—	250,692	2,449,257	—	—
Laudus U.S. Large Cap Growth Fund	106,570	126,503	(5,927)	227,146	4,506,575	(3,100)	138,421
Schwab Core Equity Fund	82,365	111,621	(5,144)	188,842	4,811,704	(4,377)	165,147
Schwab Dividend Equity Fund	51,796	72,838	(3,930)	120,704	2,313,899	(2,106)	91,304
Schwab S&P 500 Index Fund	60,186	76,311	(7,155)	129,342	4,137,652	(3,659)	31,702
Laudus Small-Cap MarketMasters Fund, Select Shares	36,055	51,626	(4,498)	83,183	1,524,745	(1,411)	—
Schwab Small-Cap Equity Fund	49,256	69,462	(4,645)	114,073	2,864,368	(1,713)	128,673
Schwab Treasury Inflation Protected Securities Index Fund	355	2,458	(274)	2,539	28,359	(293)	394
Schwab Intermediate-Term Bond Fund	2,990	7,945	(975)	9,960	102,095	(73)	1,275
Schwab Total Bond Market Fund	742	60,611	(214)	61,139	583,263	(32)	1,981
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	355	2,865	(275)	2,945	31,069	(135)	35
Schwab Short-Term Bond Market Fund	9,573	12,948	(3,662)	18,859	175,196	(44)	1,252

Total					$29,972,858	$26,501	$650,054

 103

 Schwab Target Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Target 2055 Fund:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab Global Real Estate Fund	47,974	89,004	(16,254)	120,724	$866,798	($6,010)	$28,685
Laudus International MarketMasters Fund, Select Shares	25,906	67,747	(5,959)	87,694	2,013,443	(1,416)	10,796
Laudus Mondrian Emerging Markets Fund, Institutional Shares	8,518	70,546	(5,274)	73,790	673,706	(6,204)	1,372
Laudus Mondrian International Equity Fund, Institutional Shares	32,509	42,515	(75,024)	—	—	29,059	8,399
Schwab International Core Equity Fund	—	136,701	—	136,701	1,335,568	—	—
Laudus U.S. Large Cap Growth Fund	53,170	82,224	(12,002)	123,392	2,448,099	(5,723)	74,113
Schwab Core Equity Fund	41,246	68,817	(7,475)	102,588	2,613,945	(4,884)	88,837
Schwab Dividend Equity Fund	26,067	44,881	(5,336)	65,612	1,257,781	(2,704)	49,343
Schwab S&P 500 Index Fund	30,029	48,885	(8,564)	70,350	2,250,491	(1,380)	17,094
Laudus Small-Cap MarketMasters Fund, Select Shares	17,954	34,297	(5,567)	46,684	855,724	(916)	—
Schwab Small-Cap Equity Fund	24,693	43,955	(5,766)	62,882	1,578,961	(4,216)	69,356
Schwab Treasury Inflation Protected Securities Index Fund	141	536	—	677	7,562	—	84
Schwab Intermediate-Term Bond Fund	106	883	(197)	792	8,119	(4)	49
Schwab Total Bond Market Fund	108	17,721	(321)	17,508	167,028	0 **	424
Laudus Mondrian International Government Fixed Income Fund (formerly, Laudus Mondrian International Fixed Income Fund)	175	279	—	454	4,786	—	11
Schwab Short-Term Bond Market Fund	2,583	4,345	(2,262)	4,666	43,344	(3)	365

Total					$16,125,355	($4,401)	$348,928

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.
**	Less than $1.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

104

 Schwab Target Funds

Financial Notes (continued)

6. Borrowing from Banks (continued):

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Target 2010 Fund	$18,309,633	$17,620,301
Schwab Target 2015 Fund	45,200,732	32,048,860
Schwab Target 2020 Fund	185,847,452	117,377,712
Schwab Target 2025 Fund	153,731,851	77,224,787
Schwab Target 2030 Fund	245,343,555	173,651,810
Schwab Target 2035 Fund	121,580,384	58,480,145
Schwab Target 2040 Fund	251,055,852	161,987,631
Schwab Target 2045 Fund	27,848,018	6,680,980
Schwab Target 2050 Fund	22,770,229	5,171,586
Schwab Target 2055 Fund	13,646,645	3,647,564

8. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab Target 2010 Fund	$794	$3,899
Schwab Target 2015 Fund	15,988	3,207
Schwab Target 2020 Fund	3,150	5,882
Schwab Target 2025 Fund	6,611	32,594
Schwab Target 2030 Fund	6,510	11,506
Schwab Target 2035 Fund	8,744	3,480
Schwab Target 2040 Fund	16,557	23,159
Schwab Target 2045 Fund	2,375	467	*
Schwab Target 2050 Fund	3,231	470	*
Schwab Target 2055 Fund	646	719	*

*	Since commencement of operations 1/23/13

 105

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Undistributed ordinary income	$597,844	$1,454,330	$3,789,008	$3,927,628	$4,189,157	$2,494,528	$3,166,843
Undistributed long-term capital gains	—	4,403,976	—	9,173,392	9,240,681	9,123,841	16,935,932
Unrealized appreciation on investments	9,344,282	15,330,334	93,884,458	54,902,534	176,233,104	52,160,546	198,809,202
Unrealized depreciation on investments	(5,055)	(139,850)	(275,652)	(541,622)	(1,098,579)	(345,668)	(611,996)

Net unrealized appreciation (depreciation)	$9,339,227	$15,190,484	$93,608,806	$54,360,912	$175,134,525	$51,814,878	$198,197,206

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Undistributed ordinary income	$119,149	$83,422	$39,478
Undistributed long-term capital gains	568,731	451,513	247,602
Unrealized appreciation on investments	3,152,282	2,571,545	1,374,292
Unrealized depreciation on investments	(13,183)	(7,100)	(7,262)

Net unrealized appreciation (depreciation)	$3,139,099	$2,564,445	$1,367,030

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
Expiration Date	Fund	Fund	Fund	Fund	Fund	Fund	Fund

October 31, 2017	$12,069,847	$—	$7,947,695	$—	$—	$—	$—
October 31, 2018	—	—	1,839,068	—	—	—	—

Total	$12,069,847	$—	$9,786,763	$—	$—	$—	$—

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
Expiration Date	Fund	Fund	Fund

October 31, 2017	$—	$—	$—
October 31, 2018	—	—	—

Total	$—	$—	$—

106

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

For the year ended October 31, 2014, the funds had capital loss carryforwards utilized as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital loss carryforwards utilized	$3,897,248	$15,291	$25,378,769	$404,977	$28,459,676	$357,333	$22,282,261

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Capital loss carryforwards utilized	$27,855	$26,104	$424

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Current period distributions
Ordinary income	$1,036,165	$1,610,833	$7,213,636	$4,339,215	$10,903,512	$3,570,560	$11,083,321
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

Prior period distributions
Ordinary income	$1,315,027	$1,464,548	$6,683,111	$2,993,027	$9,003,665	$2,151,560	$8,424,619
Long-term capital gains	—	—	—	—	—	—	—
Return of capital	—	—	—	—	—	—	—

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Current period distributions
Ordinary income	$312,358	$246,172	$131,185
Long-term capital gains	—	—	—
Return of capital	—	—	—

Prior period distributions
Ordinary income	$—	$—	$—
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 107

 Schwab Target Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab	Schwab
	Target	Target	Target	Target	Target	Target	Target
	2010	2015	2020	2025	2030	2035	2040
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Capital shares	$—	$—	$—	$—	$—	$—	$—
Undistributed net investment income	140,118	264,153	1,441,728	1,008,845	2,725,546	990,073	3,197,966
Net realized capital gains (losses)	(140,118)	(264,153)	(1,441,728)	(1,008,845)	(2,725,546)	(990,073)	(3,197,966)

	Schwab	Schwab	Schwab
	Target	Target	Target
	2045	2050	2055
	Fund	Fund	Fund

Capital shares	$—	$—	$—
Undistributed net investment income	98,916	79,583	42,690
Net realized capital gains (losses)	(98,916)	(79,583)	(42,690)

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

108

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab Target 2045 Fund, Schwab Target 2050 Fund and Schwab Target 2055 Fund (ten of the funds constituting Schwab Capital Trust, hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2014 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

 109

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab Target 2010 Fund	15.11
Schwab Target 2015 Fund	20.13
Schwab Target 2020 Fund	21.77
Schwab Target 2025 Fund	20.20
Schwab Target 2030 Fund	28.00
Schwab Target 2035 Fund	25.21
Schwab Target 2040 Fund	33.21
Schwab Target 2045 Fund	28.37
Schwab Target 2050 Fund	29.79
Schwab Target 2055 Fund	31.84

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab Target 2010 Fund	$242,182
Schwab Target 2015 Fund	382,467
Schwab Target 2020 Fund	2,447,782
Schwab Target 2025 Fund	1,368,980
Schwab Target 2030 Fund	4,853,135
Schwab Target 2035 Fund	1,427,878
Schwab Target 2040 Fund	5,906,206
Schwab Target 2045 Fund	144,174
Schwab Target 2050 Fund	120,050
Schwab Target 2055 Fund	68,444

110

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Target 2010 Fund, Schwab Target 2015 Fund, Schwab Target 2020 Fund, Schwab Target 2025 Fund, Schwab Target 2030 Fund, Schwab Target 2035 Fund, Schwab Target 2040 Fund, Schwab 2045 Fund, Schwab 2050 Fund and Schwab 2055 Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees

 111

considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Although Schwab Target 2010 Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Target 2010 Fund including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies; and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

112

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 113

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

114

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 115

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

Barclays U.S. TIPS (Treasury Inflation-Protected Securities) Index An index that measures the performance of fixed income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

Target 2010 Composite Index A custom blended index developed by CSIM based on the 2010 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 25.9% S&P 500 Index, 3.4% Russell 2000 Index, 7.3% MSCI EAFE Index, 1.9% FTSE EPRA/NAREIT Global Index, 28.3% Barclays U.S. Aggregate Bond Index, 3.5% Barclays U.S. Aggregate Intermediate Bond Index, 1.9% Barclays U.S. Government/Credit Bond Index, 14.4% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 5.7% Barclays U.S. TIPS Index, 1.3% Citigroup Non-U.S. Dollar World Government Bond Index, and 6.5% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

116

Target 2015 Composite Index A custom blended index developed by CSIM based on the 2015 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 28.4% S&P 500 Index, 4.0% Russell 2000 Index, 8.6% MSCI EAFE Index, 0.1% MSCI Emerging Markets Index, 2.2% FTSE EPRA/NAREIT Global Index, 26.5% Barclays U.S. Aggregate Bond Index, 3.6% Barclays U.S. Aggregate Intermediate Bond Index, 2.1% Barclays U.S. Government/Credit Bond Index, 12.1% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 5.1% Barclays U.S. TIPS Index, 1.5% Citigroup Non-U.S. Dollar World Government Bond Index, and 5.8% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2020 Composite Index A custom blended index developed by CSIM based on the 2020 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 36.0% S&P 500 Index, 6.1% Russell 2000 Index, 11.3% MSCI EAFE Index, 0.6% MSCI Emerging Markets Index, 2.8% FTSE EPRA/NAREIT Global Index, 20.9% Barclays U.S. Aggregate Bond Index, 3.5% Barclays U.S. Aggregate Intermediate Bond Index, 2.5% Barclays U.S. Government/Credit Bond Index, 6.7% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 3.7% Barclays U.S. TIPS Index, 1.8% Citigroup Non-U.S. Dollar World Government Bond Index, and 4.1% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2025 Composite Index A custom blended index developed by CSIM based on the 2025 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 41.2% S&P 500 Index, 7.8% Russell 2000 Index, 13.4% MSCI EAFE Index, 1.1% MSCI Emerging Markets Index, 3.3% FTSE EPRA/NAREIT Global Index, 16.4% Barclays U.S. Aggregate Bond Index, 3.1% Barclays U.S. Aggregate Intermediate Bond Index, 2.4% Barclays U.S. Government/Credit Bond Index, 3.8% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 2.7% Barclays U.S. TIPS Index, 1.7% Citigroup Non-U.S. Dollar World Government Bond Index, and 3.2% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2030 Composite Index A custom blended index developed by CSIM based on the 2030 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 45.0% S&P 500 Index, 9.2% Russell 2000 Index, 15.0% MSCI EAFE Index, 1.6% MSCI Emerging Markets Index, 3.7% FTSE EPRA/NAREIT Global Index, 12.6% Barclays U.S. Aggregate Bond Index, 2.6% Barclays U.S. Aggregate Intermediate Bond Index, 2.1% Barclays U.S. Government/Credit Bond Index, 2.0% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 1.9% Barclays U.S. TIPS Index, 1.5% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.6% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2035 Composite Index A custom blended index developed by CSIM based on the 2035 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 48.3% S&P 500 Index, 10.6% Russell 2000 Index, 16.4% MSCI EAFE Index, 2.2% MSCI Emerging Markets Index, 4.1% FTSE EPRA/NAREIT Global Index, 9.1% Barclays U.S. Aggregate Bond Index, 2.0% Barclays U.S. Aggregate Intermediate Bond Index, 1.6% Barclays U.S. Government/Credit Bond Index, 0.9% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 1.3% Barclays U.S. TIPS Index, 1.2% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.3% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2040 Composite Index A custom blended index developed by CSIM based on the 2040 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 50.9% S&P 500 Index, 11.8% Russell 2000 Index, 17.5% MSCI EAFE Index, 2.7% MSCI Emerging Markets Index, 4.4% FTSE EPRA/NAREIT Global Index, 6.0% Barclays U.S. Aggregate Bond Index, 1.4% Barclays U.S. Aggregate Intermediate Bond Index, 1.2% Barclays U.S. Government/Credit Bond Index, 0.4% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 0.8% Barclays U.S. TIPS Index, 0.9% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.1% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2045 Composite Index A custom blended index developed by CSIM based on the 2045 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 52.2% S&P 500 Index, 12.5% Russell 2000 Index, 18.1% MSCI EAFE Index, 3.1% MSCI Emerging Markets Index, 4.5% FTSE EPRA/NAREIT Global Index, 4.3% Barclays U.S. Aggregate Bond Index, 1.0% Barclays U.S. Aggregate Intermediate Bond Index, 0.8% Barclays U.S. Government/Credit Bond Index, 0.1% Barclays U.S. Government/Credit: 1 − 5 Yrs Index, 0.6% Barclays U.S. TIPS Index, 0.6% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Target 2050 Composite Index A custom blended index developed by CSIM based on the 2050 fund’s asset allocation glide schedule that will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 53.3% S&P 500 Index, 13.1% Russell 2000 Index, 18.6% MSCI EAFE Index, 3.3% MSCI Emerging Markets Index, 4.6% FTSE EPRA/NAREIT Global Index, 2.9% Barclays U.S. Aggregate Bond Index, 0.7% Barclays U.S. Aggregate Intermediate Bond Index, 0.6% Barclays U.S. Government/Credit Bond Index, 0.4% Barclays U.S. TIPS Index, 0.4% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

 117

Target 2055 Composite Index A custom blended index developed by CSIM based on the 2055 fund’s asset allocation glide schedule and will become more conservative as time elapses. Effective March 1, 2014, the Dow Jones U.S. Total Stock Market Index has been replaced by a combination of the S&P 500 Index and the Russell 2000 Index. The current composite is derived using the following portion allocations: 54.2% S&P 500 Index, 13.5% Russell 2000 Index, 19.0% MSCI EAFE Index, 3.6% MSCI Emerging Markets Index, 4.8% FTSE EPRA/NAREIT Global Index, 1.7% Barclays U.S. Aggregate Bond Index, 0.4% Barclays U.S. Aggregate Intermediate Bond Index, 0.4% Barclays U.S. Government/Credit Bond Index, 0.2% Barclays U.S. TIPS Index, 0.3% Citigroup Non-U.S. Dollar World Government Bond Index, and 2.0% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

118

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR33732-09
00128297

Annual report dated October 31, 2014, enclosed.

Schwab Balanced Fundtm

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Schwab Balanced Fundtm

Annual Report
October 31, 2014

This page is intentionally left blank.

Schwab Balanced Fundtm

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab Balanced Fundtm (Ticker Symbol: SWOBX)	10.52%

Balanced Blended Index	10.79%
Fund Category: Morningstar Moderate Allocation	8.27%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up the composite index may vary over time. For index definition, please see the Glossary.

Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see the fund’s prospectus for further detail and eligibility requirements.

2 Schwab Balanced Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as part of the foundation of an investor’s portfolio. Our Schwab Balanced Fund combines equity and fixed income strategies in U.S. markets, and is designed to provide diversified asset allocation and an opportunity for long-term growth.

For the 12-month reporting period ended October 31, 2014, the fund returned 10.5% compared with the 10.8% return of the Balanced Blended Index, the fund’s internally calculated composite index. These returns reflected a rally by U.S. stocks and modest returns for bonds. The Fed’s accommodative monetary policy combined with an improving U.S. economy and favorable earnings reports propped up the performance of U.S. large-cap stocks. As a result, the S&P 500 Index repeatedly reached record highs during the reporting period and returned 17.3%, as stocks overcame geopolitical tensions and increased market volatility. The market favored large company stocks, which outperformed smaller and mid-sized companies.

Low interest rates and generally healthier economic conditions led to modest overall performances by a resilient U.S. bond market. Bonds with lower credit ratings outperformed Treasuries as credit conditions remained favorable, while long-term bonds outperformed short-term bonds as long-term bond yields fell. Reflecting this environment, the Barclays U.S. Aggregate Bond Index returned 4.1%.

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Balanced Fund 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the fund returned 10.5% compared with the 10.8% return of the Balanced Blended Index, the fund’s internally calculated composite index.

For more information about the Schwab Balanced Fund, please continue reading this report. In addition, you can find answers to frequently asked questions and more details about this fund by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

4 Schwab Balanced Fund

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the fund. She was appointed portfolio manager of the fund in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Balanced Fund 5

Schwab Balanced Fund™

The Schwab Balanced Fund (the fund) seeks capital growth and income. To pursue its goal, the fund generally invests in a diversified group of other Schwab and/or Laudus Funds, in accordance with its target portfolio allocation. Normally, the fund invests 55% to 65% of its assets in equity securities (including stocks and equity funds) and 35% to 45% in fixed income securities (including bonds and fixed income funds), and cash or cash equivalents (including money market funds). The Fund’s allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bonds and other fixed income securities. For more information concerning the fund’s investment objective, strategies, and risks, please see the fund’s prospectus.

For the 12-month period ended October 31, 2014, the fund returned 10.52%. The fund’s internally calculated comparative index—the Balanced Blended Index (the index)—returned 10.79%.

Market Highlights. U.S. stocks enjoyed strong gains during the 12-month report period, helped by rebounding economic growth and low interest rates. The S&P 500 Index returned 17.3%, with large-cap U.S. stocks solidly outperforming small-cap stocks. The resilient U.S. bond market generated modest returns even as the Federal Reserve shifted its interest rate policies, with the Barclays U.S. Aggregate Bond Index returning 4.1%.

Positioning and Strategies. Over the reporting period, the fund’s asset allocations were broadly in line with those of the index.

All three of the fund’s underlying U.S. equity funds contributed positively to total return for the reporting period. The greatest contribution came from the Schwab Core Equity Fund, which returned 17.9% and was the fund’s largest position. The Laudus U.S. Large Cap Growth Fund and the Laudus Small-Cap MarketMasters Fund, Select Shares, both contributed positively to total return, returning 16.2% and 4.4%, respectively. On a relative basis, the Laudus U.S. Large Cap Growth Fund and Laudus Small-Cap MarketMasters Fund both contributed to the fund’s slight underperformance compared with the index.

The fixed income allocation generated a positive return that contributed to the fund’s performance. The Schwab Total Bond Market Fund and the Schwab Intermediate-Term Bond Fund returned 4.1% and 2.5%, respectively. Both funds slightly detracted from the fund’s performance relative to the index.

As of 10/31/14:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	27%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	51.1%
Fixed-Income Funds – Intermediate-Term Bond	36.0%
Equity Funds – Small-Cap	10.0%
Money Market Funds	2.9%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Core Equity Fund	35.7%
Schwab Total Bond Market Fund	24.0%
Laudus U.S. Large Cap Growth Fund	15.3%
Schwab Intermediate-Term Bond Fund	12.0%
Laudus Small-Cap MarketMasters Fund, Select Shares	10.0%
Total	97.0%

Management views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than many other asset classes.

The Laudus U.S. Large Cap Growth Fund is part of Laudus Trust and distributed by ALPS Distributors, Inc. The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab Balanced Fund

 Schwab Balanced Fundtm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Balanced Fundtm (11/18/96)	10.52%	11.03%	6.29%
Balanced Blended Index	10.79%	11.59%	6.95%
S&P 500® Index	17.27%	16.69%	8.20%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Fund Category: Morningstar Moderate Allocation	8.27%	10.30%	6.37%

Fund Expense Ratios3: Net 0.63%; Gross 0.73%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

From June 3, 2002 to February 28, 2008, the fund used a manager of managers strategy, and therefore its performance during this time does not reflect the fund’s current multi-fund strategy and may have been different if it did.

[1]	Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.63%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab Balanced Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for the fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab Balanced Fundtm
Actual Return	0.00%	$1,000.00	$1,060.70	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.20	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

8 Schwab Balanced Fund

Schwab Balanced Fund™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	14.28	12.51	11.61	11.00	9.99

Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.14	0.19	0.17	0.17
Net realized and unrealized gains (losses)	1.33	1.85	0.88	0.63	1.03

Total from investment operations	1.49	1.99	1.07	0.80	1.20
Less distributions:
Distributions from net investment income	(0.21)	(0.22)	(0.17)	(0.19)	(0.19)

Net asset value at end of period	15.56	14.28	12.51	11.61	11.00

Total return (%)	10.52	16.13	9.36	7.28	12.08

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2,3]	0.00	0.00	0.00	0.00	0.00
Gross operating expenses[2]	0.09	0.10	0.16	0.16	0.20
Net investment income (loss)	1.09	1.06	1.54	1.52	1.67
Portfolio turnover rate	27	33	38	53	8
Net assets, end of period ($ x 1,000,000)	202	165	117	109	88

1 Calculated based on the average shares outstanding during the period.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%; the ratio of net operating expenses would have been 0.00%, if certain non-routine expenses and/or interest expense had not been incurred.

See financial notes 9

 Schwab Balanced Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Other Investment Companies	162,976,588	201,285,531

99.9%	Total Investments	162,976,588	201,285,531
0.1%	Other Assets and Liabilities, Net		278,016

100.0%	Net Assets		201,563,547

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.9% of net assets

Equity Funds 61.1%

Large-Cap 51.1%
Laudus U.S. Large Cap Growth Fund *(a)	1,558,414	30,918,924
Schwab Core Equity Fund (a)	2,825,465	71,992,844

		102,911,768

Small-Cap 10.0%
Laudus Small-Cap MarketMasters Fund, Select Shares *(a)	1,100,759	20,176,921

		123,088,689

Fixed-Income Funds 35.9%

Intermediate-Term Bond 35.9%
Schwab Intermediate-Term Bond Fund (a)	2,355,024	24,138,996
Schwab Total Bond Market Fund (a)	5,061,757	48,289,160

		72,428,156

Money Market Fund 2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (b)	5,768,686	5,768,686

Total Other Investment Companies
(Cost $162,976,588)		201,285,531

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $165,634,239 and the unrealized appreciation and depreciation were $35,712,756 and ($61,464), respectively, with a net unrealized appreciation of $35,651,292.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$201,285,531	$—	$—	$201,285,531

Total	$201,285,531	$—	$—	$201,285,531

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

10 See financial notes

 Schwab Balanced Fund

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $157,207,902)		$195,516,845
Investments in unaffiliated issuers, at value (cost $5,768,686)	+	5,768,686

Total investments, at value (cost $162,976,588)		201,285,531
Receivables:
Investments sold		490,000
Fund shares sold		779,216
Dividends		131,206
Due from investment adviser		1,737
Prepaid expenses	+	3,459

Total assets		202,691,149

Liabilities

Payables:
Investments bought		1,031,566
Fund shares redeemed		53,338
Accrued expenses	+	42,698

Total liabilities		1,127,602

Net Assets

Total assets		202,691,149
Total liabilities	−	1,127,602

Net assets		$201,563,547

Net Assets by Source
Capital received from investors		158,974,411
Net investment income not yet distributed		1,157,827
Net realized capital gains		3,122,366
Net unrealized capital appreciation		38,308,943

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$201,563,547		12,956,445		$15.56

See financial notes 11

 Schwab Balanced Fund

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$2,038,983

Expenses

Professional fees		41,878
Shareholder reports		38,864
Registration fees		33,391
Transfer agent fees		27,786
Portfolio accounting fees		10,547
Independent trustees’ fees		6,981
Custodian fees		3,179
Interest expense		62
Other expenses	+	3,866

Total expenses		166,554
Expense reduction by CSIM	−	166,492

Net expenses	−	62

Net investment income		2,038,921

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		5,843,410
Net realized gains on sales of affiliated underlying funds		3,753,272
Net realized gains on unaffiliated investments	+	7,983

Net realized gains		9,604,665
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	7,261,754

Net realized and unrealized gains		16,866,419

Increase in net assets resulting from operations		$18,905,340

12 See financial notes

 Schwab Balanced Fund

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$2,038,921	$1,542,751
Net realized gains		9,604,665	635,878
Net change in unrealized appreciation (depreciation)	+	7,261,754	19,300,297

Increase in net assets from operations		18,905,340	21,478,926

Distributions to Shareholders

Distributions from net investment income		($2,313,152)	($1,969,000)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,653,883	$82,981,901	6,476,156	$86,146,565
Shares reinvested		147,616	2,143,378	148,002	1,838,191
Shares redeemed	+	(4,387,683)	(64,959,175)	(4,466,396)	(60,102,818)

Net transactions in fund shares		1,413,816	$20,166,104	2,157,762	$27,881,938

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		11,542,629	$164,805,255	9,384,867	$117,413,391
Total increase	+	1,413,816	36,758,292	2,157,762	47,391,864

End of period		12,956,445	$201,563,547	11,542,629	$164,805,255

Net investment income not yet distributed			$1,157,827		$916,263

See financial notes 13

 Schwab Balanced Fund

Financial Notes

1. Business Structure of the Fund:

Schwab Balanced Fund is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Schwab Balanced Fund	Schwab Target 2015 Fund
Schwab S&P 500 Index Fund	Schwab Target 2020 Fund
Schwab Small-Cap Index Fund	Schwab Target 2025 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2030 Fund
Schwab International Index Fund	Schwab Target 2035 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2040 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2045 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2050 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2055 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Fundamental US Large Company Index Fund
Laudus International MarketMasters Fund	Schwab Fundamental US Small Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund

The Schwab Balanced Fund is a single class “fund of funds” which seeks to achieve its investment objective by investing in a diversified group of other Schwab and/or Laudus Funds, but also may invest in other unaffiliated, third party mutual funds, including exchange traded funds (“ETFs”). In addition, the fund may purchase individual securities to maintain its allocations.

The fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

14

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due

 15

 Schwab Balanced Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the fund’s investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. The fund bears its share of allocable expenses of the underlying funds in which it invests.

(e) Distributions to Shareholders:

The fund makes distributions from net investment income and net realized capital gains, if any, once a year.

(f) Custody Credit:

The fund has an arrangement with its custodian bank, State Street Bank and Trust Company (“State Street”), under which the fund may receive a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(g) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

16

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors:

Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser(s)) will select or allocate assets that could cause the fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments - small-cap stocks, for instance - an underlying fund’s performance also will lag those investments.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - large-cap and mid-cap stocks, for instance - an underlying fund’s performance also will lag those investments.

•	Growth Investing Risk. An underlying fund’s investments in growth stocks can be volatile. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. The longer an underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy (e.g., tapering of the Federal Reserve Board’s quantitative easing program) or improving economic conditions may result in an

 17

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

increase in interest rates. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	ETF Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Portfolio Turnover Risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.

18

 Schwab Balanced Fund

Financial Notes (continued)

3. Risk Factors (continued):

•	Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

•	Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.

•	Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, as well as other mutual funds or ETFs, to maintain its asset allocations. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. The fund is not subject to any fee under the Plan.

CSIM and its affiliates have agreed with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses to 0.00%.

The agreement to limit the fund’s total expenses charged is limited to the fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The fund may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the fund may invest in other related funds. As of October 31, 2014, the Schwab Balanced Fund’s ownership percentages of other related funds’ shares are:

Laudus U.S. Large Cap Growth Fund	1.4%
Schwab Core Equity Fund	3.1%
Laudus Small-Cap MarketMasters Fund, Select Shares	10.4%
Schwab Intermediate-Term Bond Fund	6.5%
Schwab Total Bond Market Fund	3.9%

 19

 Schwab Balanced Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Below is a summary of the fund’s transactions with its affiliated underlying funds during the period ended October 31, 2014.

	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Laudus U.S. Large Cap Growth Fund	1,405,004	602,120	(448,710)	1,558,414	$30,918,924	$746,598	$1,709,774
Schwab Core Equity Fund	2,480,385	1,109,117	(764,037)	2,825,465	71,992,844	1,540,803	4,679,307
Laudus Small-Cap MarketMasters Fund, Select Shares	936,684	443,652	(279,577)	1,100,759	20,176,921	1,302,254	—
Schwab Intermediate-Term Bond Fund	1,943,421	1,078,983	(667,380)	2,355,024	24,138,996	29,697	450,840
Schwab Total Bond Market Fund	4,226,692	2,013,690	(1,178,625)	5,061,757	48,289,160	133,920	1,042,472

Total					$195,516,845	$3,753,272	$7,882,393

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The fund has access to custodian overdraft facilities, a committed line of credit of $150 million with State Street, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The fund pays interest on the amount it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$73,987,196	$49,248,000

20

 Schwab Balanced Fund

Financial Notes (continued)

8. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(11/1/13-10/31/14)	(11/1/12-10/31/13)

$8,259	$6,089

9. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$1,157,827
Undistributed long-term capital gains	5,780,017
Unrealized appreciation on investments	35,712,756
Unrealized depreciation on investments	(61,464)

Net unrealized appreciation (depreciation)	$35,651,292

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the fund had no capital loss carryforwards.

For the year ended October 31, 2014, the fund had capital loss carryforwards utilized as follows:

Capital loss carryforwards utilized	$3,288,811

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

Current period distributions
Ordinary income	$2,313,152
Long-term capital gains	—
Return of capital	—

Prior period distributions
Ordinary income	$1,969,000
Long-term capital gains	—
Return of capital	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	515,795
Net realized capital gains (losses)	(515,795)

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no

 21

 Schwab Balanced Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date of the financial statements were issued that would have materially impacted the financial statements as presented.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Balanced Fund (one of the funds constituting Schwab Capital Trust, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2014 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

 23

Other Federal Tax Information (unaudited)

For corporate shareholders, 24.31% of the fund’s dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction.

For the fiscal year ended October 31, 2014, the fund designates $568,004 of the dividend distributions as qualified dividends for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

24

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab Balanced Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of

 25

Fund expenses and adviser profitability discussed below. Although the Fund had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered , the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

26

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the fund’s Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 27

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

28

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 29

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Balanced Blended Index A custom blended index developed by CSIM that effective August 1, 2013 is composed of 50% S&P 500 Index, 10% Russell 2000 Index, 25% Barclays U.S. Aggregate Bond Index, 12% Barclays U.S. Aggregate Intermediate Bond Index and 3% Barclays U.S. Treasury Bills: 1 − 3 Months Index. Prior to August 1, 2013 the Balanced Blended Index was composed of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

30

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Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

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The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
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Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
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Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
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Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
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Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

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Annual report dated October 31, 2014, enclosed.

Schwab MarketTrack Portfolios®

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

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Schwab MarketTrack Portfolios®

Annual Report
October 31, 2014

Schwab MarketTrack
All Equity Portfoliotm

Schwab MarketTrack
Growth Portfoliotm

Schwab MarketTrack
Balanced Portfoliotm

Schwab MarketTrack
Conservative Portfoliotm

This page is intentionally left blank.

Schwab MarketTrack Portfolios®

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended October 31, 2014

Schwab MarketTrack All Equity Portfoliotm (Ticker Symbol: SWEGX)	9.12%

All Equity Composite Index	9.53%
Fund Category: Morningstar Large Blend	14.33%

Performance Details	pages 6-7

Schwab MarketTrack Growth Portfoliotm (Ticker Symbol: SWHGX)	8.55%

Growth Composite Index	9.02%
Fund Category: Morningstar Aggressive Allocation	8.78%

Performance Details	pages 8-9

Schwab MarketTrack Balanced Portfoliotm (Ticker Symbol: SWBGX)	7.28%

Balanced Composite Index	7.78%
Fund Category: Morningstar Moderate Allocation	8.27%

Performance Details	pages 10-11

Schwab MarketTrack Conservative Portfoliotm (Ticker Symbol: SWCGX)	5.95%

Conservative Composite Index	6.52%
Fund Category: Morningstar Conservative Allocation	5.41%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$100

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

The components that make up each of the composite indices may vary over time. For index definitions, please see the Glossary.

Portfolio expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a portfolio’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or on the redemption of portfolio shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see the funds’ prospectus for further detail and eligibility requirements.

2 Schwab MarketTrack Portfolios

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

For 25 years, Charles Schwab Investment Management has been committed to building funds that are designed to serve as the foundation of an investor’s portfolio. Our Schwab MarketTrack Portfolios combine a variety of passive strategies in U.S. and international markets, seeking to provide diversification, while targeting varying degrees of risk.

For the 12-month reporting period ended October 31, 2014, the portfolios generated positive returns that generally tracked their comparative indices. In the U.S., generally favorable corporate earnings reports and easy monetary policy continued to support U.S. stocks, helping them overcome geopolitical tensions and increased market volatility. Meanwhile, the resilient U.S. bond market provided modest overall returns, even as interest rates remained historically low. Reflecting this backdrop, the S&P 500 returned 17.3%, while the broad U.S. bond market returned 4.1%, as represented by the performance of the Barclays U.S. Aggregate Bond Index.

Economic growth generally stalled outside the U.S. This convinced the Bank of Japan and many other overseas central banks to maintain low interest rates, even as the Fed wrapped up its quantitative easing policies. In response to these policy differences, the yen and many other foreign currencies depreciated versus the U.S. dollar, reducing international stock returns in U.S. dollar terms. As a result, the MSCI EAFE Index, which broadly represents the performance of international stocks, returned -0.6%.1

 Asset Class Performance Comparison % returns during the 12 months ended 10/31/2014

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

17.27%	S&P 500® Index: measures U.S. large-cap stocks

8.06%	Russell 2000® Index: measures U.S. small-cap stocks

−0.60%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.14%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.03%	Barclays U.S. Treasury Bills 1-3 Months Index: measures short-term U.S. Treasury obligations

Index figures assume dividends and distributions were reinvested, and do not include trading and management costs, which would lower performance. Indices are unmanaged, do not incur management fees, costs and expenses, and you cannot invest in them directly. Remember that past performance is not an indication of future results.

For index definitions, please see the Glossary.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

[1]	The total return cited is for the MSCI EAFE Index (Net), which is calculated net of foreign withholding taxes.

Schwab MarketTrack Portfolios 3

From the President continued

For the 12-month reporting period ended October 31, 2014, the portfolios generated positive returns that generally tracked their comparative indices.

In related product matters, as described in the portfolios’ prospectus supplement dated September 25, 2014, we are making changes to the portfolios that are aimed at improving the portfolios’ overall diversification. Effective December 1, 2014, the portfolios will add international small-cap equity and emerging markets equity as dedicated asset classes as well as begin investing in the Schwab Fundamental Index Funds. For more information about these changes, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

4 Schwab MarketTrack Portfolios

Portfolio Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in February 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab MarketTrack Portfolios 5

Schwab MarketTrack All Equity Portfolio™

The Schwab MarketTrack All Equity Portfolio (the portfolio) seeks high capital growth through an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation is 100% in stock investments, with certain percentages for different segments of the stock market. For the 12-month reporting period ended October 31, 2014, the portfolio remained close to the target allocations of 45% in U.S. large-cap, 30% in international, and 25% in U.S. small-cap stocks. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus. Please see the Supplement to the Prospectus dated September 25, 2014, for information regarding target allocation changes.

Performance. For the 12-month reporting period ended October 31, 2014, the portfolio returned 9.12%. The portfolio’s internally calculated comparative index, the All Equity Composite Index (the composite index), returned 9.53%.

Market Highlights. Large-cap U.S. stocks performed well for the 12-month reporting period, buoyed by low interest rates, rebounding economic growth, and generally favorable earnings report, while small-cap U.S. stocks underperformed by comparison. Outside of the U.S., economic growth generally faltered. This convinced many overseas central banks to maintain low interest rate policies, even as the Federal Reserve (the Fed) wrapped up its quantitative easing policies aimed at holding down long-term interest rates. As a result, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of international investments in U.S. dollar terms, as was reflected by the -0.2% return of the MSCI EAFE Index. Among emerging markets, overall market volatility increased amid heightened geopolitical tensions in Russia and the Middle East, with the MSCI Emerging Markets Index returning approximately 0.6% for the reporting period.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 17.2%. The Schwab Small-Cap Index Fund also contributed, returning 8.1%. On a relative basis, the Schwab S&P 500 Index Fund narrowly underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. In contrast, the Schwab Small-Cap Index Fund narrowly outperformed the Russell 2000 Index, contributing to the fund’s performance relative to the composite index.

The portfolio’s international equity exposure also added to the fund’s total return and enhanced performance relative to the composite index. The portfolio’s position in the Schwab International Index Fund returned 0.1%, outperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

As of 10/31/14:

 Statistics

Number of Holdings	4
Portfolio Turnover Rate	9%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	44.8%
Equity Funds – International	29.8%
Equity Funds – Small-Cap	25.0%
Short-Term Investments	0.4%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	44.8%
Schwab International Index Fund	29.8%
Schwab Small-Cap Index Fund	25.0%
Total	99.6%

Management views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

6 Schwab MarketTrack Portfolios

 Schwab MarketTrack All Equity Porfoliotm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack All Equity Porfoliotm (5/19/98)	9.12%	13.48%	7.41%
All Equity Composite Index	9.53%	13.64%	7.79%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Large Blend	14.33%	15.03%	7.58%

Fund Expense Ratios3: Net 0.64%; Gross 0.66%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus dated February 28, 2014. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.14%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Please see the portfolio’s prospectus supplement dated September 25, 2014 for information regarding changes to fund management fees.

Schwab MarketTrack Portfolios 7

Schwab MarketTrack Growth Portfolio™

The Schwab MarketTrack Growth Portfolio (the portfolio) seeks high capital growth with less volatility than an all-stock portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2014, the portfolio remained close to the target allocations of 80% equity, 15% fixed income, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus. Please see the Supplement to the Prospectus dated September 25, 2014, for information regarding target allocation changes.

Performance. For the 12-month reporting period ended October 31, 2014, the portfolio returned 8.55%. The portfolio’s internally calculated comparative index, the Growth Composite Index (the composite index), returned 9.02%.

Market Highlights. Large-cap U.S. stocks performed well for the 12-month reporting period, buoyed by low interest rates, rebounding economic growth, and generally favorable earnings report, while small-cap U.S. stocks underperformed by comparison. Outside of the U.S., economic growth generally faltered. This convinced many overseas central banks to maintain low interest rate policies, even as the Federal Reserve (the Fed) wrapped up its quantitative easing policies aimed at holding down long-term interest rates. As a result, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of international investments in U.S. dollar terms, as was reflected by the -0.2% return of the MSCI EAFE Index. Among emerging markets, overall market volatility increased amid heightened geopolitical tensions in Russia and the Middle East, with the MSCI Emerging Markets Index returning approximately 0.6% for the reporting period. On the fixed income side, soft U.S. economic activity early in 2014 and an overall decline in longer-term bond yields helped the Barclays U.S. Aggregate Bond Index return approximately 4.1% for the reporting period.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 17.2%. The Schwab Small-Cap Index Fund also contributed, returning 8.1%. On a relative basis, the Schwab S&P 500 Index Fund narrowly underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. In contrast, the Schwab Small-Cap Index Fund narrowly outperformed the Russell 2000 Index, contributing to the fund’s performance relative to the composite index.

The portfolio’s international equity exposure also added to the fund’s total return and enhanced performance relative to the composite index. The portfolio’s position in the Schwab International Index Fund returned 0.1%, outperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed income allocation generated a positive return that contributed to the portfolio’s total return. The Schwab Total Bond Market Fund returned approximately 4.1%. On a relative basis, this return was approximately in line with the return of the composite index’s U.S. fixed income allocation component, the Barclays U.S. Aggregate Bond Index.

As of 10/31/14:

 Statistics

Number of Holdings	9
Portfolio Turnover Rate	7%

 Asset Class Weightings % of Investments

Equity Funds – Large-Cap	40.6%
Equity Funds – Small-Cap	20.1%
Equity Funds – International	19.7%
Fixed-Income Funds – Intermediate-Term Bond	14.7%
Short-Term Investments	3.4%
Money Market Funds	1.5%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab S&P 500 Index Fund	40.6%
Schwab Small-Cap Index Fund	20.0%
Schwab International Index Fund	19.7%
Schwab Total Bond Market Fund	14.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.5%
Total	96.5%

Management views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

8 Schwab MarketTrack Portfolios

 Schwab MarketTrack Growth Porfoliotm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Growth Porfoliotm (11/20/95)	8.55%	11.87%	6.81%
Growth Composite Index	9.02%	12.09%	7.33%
S&P 500® Index	17.27%	16.69%	8.20%
Fund Category: Morningstar Aggressive Allocation	8.78%	11.38%	6.53%

Fund Expense Ratios3: Net 0.66%; Gross 0.68%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus dated February 28, 2014. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.16%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Please see the portfolio’s prospectus supplement dated September 25, 2014 for information regarding changes to fund management fees.

Schwab MarketTrack Portfolios 9

Schwab MarketTrack Balanced Portfolio™

The Schwab MarketTrack Balanced Portfolio (the portfolio) seeks both capital growth and income. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2014, the portfolio remained close to the target allocations of 60% equity, 35% fixed income, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus. Please see the Supplement to the Prospectus dated September 25, 2014 for information regarding target allocation changes.

Performance. For the 12-month reporting period ended October 31, 2014, the portfolio returned 7.28%. The portfolio’s internally calculated comparative index, the Balanced Composite Index (the composite index), returned 7.78%.

Market Highlights. Large-cap U.S. stocks performed well for the 12-month reporting period, buoyed by low interest rates, rebounding economic growth, and generally favorable earnings report, while small-cap U.S. stocks underperformed by comparison. Outside of the U.S., economic growth generally faltered. This convinced many overseas central banks to maintain low interest rate policies, even as the Federal Reserve (the Fed) wrapped up its quantitative easing policies aimed at holding down long-term interest rates. As a result, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of international investments in U.S. dollar terms, as was reflected by the -0.2% return of the MSCI EAFE Index. Among emerging markets, overall market volatility increased amid heightened geopolitical tensions in Russia and the Middle East, with the MSCI Emerging Markets Index returning approximately 0.6% for the reporting period. On the fixed income side, soft U.S. economic activity early in 2014 and an overall decline in longer-term bond yields helped the Barclays U.S. Aggregate Bond Index return approximately 4.1% for the reporting period.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 17.2%. The Schwab Small-Cap Index Fund also contributed, returning 8.1%. On a relative basis, the Schwab S&P 500 Index Fund narrowly underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. In contrast, the Schwab Small-Cap Index Fund narrowly outperformed the Russell 2000 Index, contributing to the fund’s performance relative to the composite index.

The portfolio’s international equity exposure also added to the fund’s total return and enhanced performance relative to the composite index. The portfolio’s position in the Schwab International Index Fund returned 0.1%, outperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed income allocation generated a positive return that contributed to the portfolio’s total return. The Schwab Total Bond Market Fund returned approximately 4.1%. On a relative basis, this return was approximately in line with the return of the composite index’s U.S. fixed income allocation component, the Barclays U.S. Aggregate Bond Index.

As of 10/31/14:

 Statistics

Number of Holdings	9
Portfolio Turnover Rate	16%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	34.7%
Equity Funds – Large-Cap	30.6%
Equity Funds – Small-Cap	15.1%
Equity Funds – International	14.7%
Short-Term Investments	3.4%
Money Market Funds	1.5%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	34.7%
Schwab S&P 500 Index Fund	30.6%
Schwab Small-Cap Index Fund	15.1%
Schwab International Index Fund	14.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.5%
Total	96.6%

Management views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

10 Schwab MarketTrack Portfolios

 Schwab MarketTrack Balanced Portfoliotm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Balanced Portfoliotm (11/20/95)	7.28%	9.82%	5.94%
Balanced Composite Index	7.78%	10.17%	6.77%
S&P 500® Index	17.27%	16.69%	8.20%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Fund Category: Morningstar Moderate Allocation	8.27%	10.30%	6.37%

Fund Expense Ratios3: Net 0.69%; Gross 0.71%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus dated February 28, 2014. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.19%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Please see the portfolio’s prospectus supplement dated September 25, 2014 for information regarding changes to fund management fees.

Schwab MarketTrack Portfolios 11

Schwab MarketTrack Conservative Portfolio™

The Schwab MarketTrack Conservative Portfolio (the portfolio) seeks income and more growth potential than an all-bond portfolio. To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio’s target allocation includes stock, bond, and cash investments. For the 12-month reporting period ended October 31, 2014, the portfolio remained close to the target allocations of 55% fixed income, 40% equity, and 5% cash and cash equivalents. The portfolio invests mainly in other Schwab Funds including index funds, which seek to track the total returns of various market indices. For more information concerning the portfolio’s investment objective, strategies, and risks, please see the portfolio’s prospectus. Please see the Supplement to the Prospectus dated September 25, 2014, for information regarding target allocation changes.

Performance. For the 12-month reporting period ended October 31, 2014, the portfolio returned 5.95%. The portfolio’s internally calculated comparative index, the Conservative Composite Index (the composite index), returned 6.52%.

Market Highlights. Large-cap U.S. stocks performed well for the 12-month reporting period, buoyed by low interest rates, rebounding economic growth, and generally favorable earnings report, while small-cap U.S. stocks underperformed by comparison. Outside of the U.S., economic growth generally faltered. This convinced many overseas central banks to maintain low interest rate policies, even as the Federal Reserve (the Fed) wrapped up its quantitative easing policies aimed at holding down long-term interest rates. As a result, many foreign currencies depreciated versus the U.S. dollar, reducing the returns of international investments in U.S. dollar terms, as was reflected by the -0.2% return of the MSCI EAFE Index. Among emerging markets, overall market volatility increased amid heightened geopolitical tensions in Russia and the Middle East, with the MSCI Emerging Markets Index returning approximately 0.6% for the reporting period. On the fixed income side, soft U.S. economic activity early in 2014 and an overall decline in longer-term bond yields helped the Barclays U.S. Aggregate Bond Index return approximately 4.1% for the reporting period.

Positioning and Strategies. Over the reporting period, the portfolio’s asset allocations were broadly in line with those of the composite index.

U.S. equity exposures contributed positively to the portfolio’s total return for the period. The largest contribution came from the Schwab S&P 500 Index Fund, which returned 17.2%. The Schwab Small-Cap Index Fund also contributed, returning 8.1%. On a relative basis, the Schwab S&P 500 Index Fund narrowly underperformed the composite index’s U.S. equity allocation component, the S&P 500 Index, which returned 17.3%. In contrast, the Schwab Small-Cap Index Fund narrowly outperformed the Russell 2000 Index, contributing to the fund’s performance relative to the composite index.

The portfolio’s international equity exposure also added to the fund’s total return and enhanced performance relative to the composite index. The portfolio’s position in the Schwab International Index Fund returned 0.1%, slightly outperforming the MSCI EAFE Index (Net), which is the composite index’s international equity allocation component.

The fixed income allocation generated a positive return that contributed to the portfolio’s total return. The Schwab Total Bond Market Fund returned approximately 4.1%. On a relative basis, this return was approximately in line with the return of the composite index’s U.S. fixed income allocation component, the Barclays U.S. Aggregate Bond Index.

As of 10/31/14:

 Statistics

Number of Holdings	9
Portfolio Turnover Rate	9%

 Asset Class Weightings % of Investments

Fixed-Income Funds – Intermediate-Term Bond	54.8%
Equity Funds – Large-Cap	20.6%
Equity Funds – Small-Cap	10.0%
Equity Funds – International	9.7%
Short-Term Investments	3.3%
Money Market Funds	1.6%
Total	100.0%

 Top Holdings % of Net Assets1,2

Schwab Total Bond Market Fund	54.7%
Schwab S&P 500 Index Fund	20.6%
Schwab Small-Cap Index Fund	10.0%
Schwab International Index Fund	9.7%
Schwab Value Advantage Money Fund, Institutional Prime Shares	1.6%
Total	96.6%

Management views and portfolio holdings may have changed since the report date.

Small-company stocks are subject to greater volatility than many other asset classes.

International investments are subject to additional risks such as currency fluctuation, geopolitical risk and the potential for illiquid markets.

[1]	This list is not a recommendation of any security by the investment adviser.
[2]	The holdings listed exclude any temporary liquidity investments.

12 Schwab MarketTrack Portfolios

 Schwab MarketTrack Conservative Portfoliotm

Performance and Fund Facts as of 10/31/14

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2004 – October 31, 2014
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Portfolio and Inception Date	1 Year	5 Years	10 Years

Portfolio: Schwab MarketTrack Conservative Portfoliotm (11/20/95)	5.95%	7.66%	4.96%
Conservative Composite Index	6.52%	8.17%	6.11%
S&P 500® Index	17.27%	16.69%	8.20%
Barclays U.S. Aggregate Bond Index	4.14%	4.22%	4.64%
Fund Category: Morningstar Conservative Allocation	5.41%	7.39%	5.16%

Fund Expense Ratios3: Net 0.72%; Gross 0.77%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	Portfolio expenses have been partially absorbed by CSIM and its affiliates. Without these reductions, the portfolio’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus dated February 28, 2014. Includes expenses of the underlying funds in which the portfolio invests. The annualized weighted average expense ratio of the underlying funds was 0.22%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements. Please see the portfolio’s prospectus supplement dated September 25, 2014 for information regarding changes to fund management fees.

Schwab MarketTrack Portfolios 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning May 1, 2014 and held through October 31, 2014.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 5/1/14	at 10/31/14	05/1/14–10/31/14

Schwab MarketTrack All Equity Portfoliotm
Actual Return	0.50%	$1,000.00	$1,032.50	$2.56
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Growth Portfoliotm
Actual Return	0.50%	$1,000.00	$1,034.30	$2.56
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Balanced Portfoliotm
Actual Return	0.50%	$1,000.00	$1,031.20	$2.56
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

Schwab MarketTrack Conservative Portfoliotm
Actual Return	0.50%	$1,000.00	$1,027.20	$2.55
Hypothetical 5% Return	0.50%	$1,000.00	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the portfolios invest are not included in this ratio.
[2]	Expenses for each portfolio are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab MarketTrack Portfolios

Schwab MarketTrack All Equity Portfolio™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	15.99	12.79	11.52	11.30	9.82

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.27	0.25	0.16	0.12
Net realized and unrealized gains (losses)	1.24	3.27	1.02	0.27	1.50

Total from investment operations	1.45	3.54	1.27	0.43	1.62
Less distributions:
Distributions from net investment income	(0.27)	(0.34)	—	(0.21)	(0.14)

Net asset value at end of period	17.17	15.99	12.79	11.52	11.30

Total return (%)	9.12	28.37	11.02	3.76	16.62

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.54	0.53	0.54
Net investment income (loss)	1.24	1.84	1.93	1.37	1.14
Portfolio turnover rate	9	6	6	12	8
Net assets, end of period ($ x 1,000,000)	621	586	475	476	489

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 15

 Schwab MarketTrack All Equity Portfolio

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Other Investment Companies	386,750,852	618,276,262
0.3%	Short-Term Investment	2,270,769	2,270,769

99.9%	Total Investments	389,021,621	620,547,031
0.1%	Other Assets and Liabilities, Net		393,579

100.0%	Net Assets		620,940,610

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.6% of net assets

Equity Funds 99.6%

International 29.8%
Schwab International Index Fund (a)	9,522,611	184,929,103

Large-Cap 44.8%
Schwab S&P 500 Index Fund (a)	8,701,477	278,360,252

Small-Cap 25.0%
Schwab Small-Cap Index Fund (a)	5,509,666	154,986,907

Total Other Investment Companies
(Cost $386,750,852)		618,276,262

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.3% of net assets

Time Deposit 0.3%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	2,270,769	2,270,769

Total Short-Term Investment
(Cost $2,270,769)		2,270,769

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $403,377,138 and the unrealized appreciation and depreciation were $217,169,893 and ($0), respectively, with a net unrealized appreciation of $217,169,893.

(a)	Issuer is affiliated with the fund’s adviser.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$618,276,262	$—	$—	$618,276,262
Short-Term Investment[1]	—	2,270,769	—	2,270,769

Total	$618,276,262	$2,270,769	$—	$620,547,031

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

16 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $386,750,852)		$618,276,262
Investments in unaffiliated issuers, at value (cost $2,270,769)	+	2,270,769

Total investments, at value (cost $389,021,621)		620,547,031
Receivables:
Investments sold		5,380,000
Fund shares sold		244,846
Interest		2
Prepaid expenses	+	12,872

Total assets		626,184,751

Liabilities

Payables:
Investments bought		4,380,000
Investment adviser and administrator fees		14,774
Shareholder service fees		16,703
Fund shares redeemed		773,510
Accrued expenses	+	59,154

Total liabilities		5,244,141

Net Assets

Total assets		626,184,751
Total liabilities	−	5,244,141

Net assets		$620,940,610

Net Assets by Source
Capital received from investors		424,995,067
Net investment income not yet distributed		8,345,966
Net realized capital losses		(43,925,833)
Net unrealized capital appreciation		231,525,410

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$620,940,610		36,166,354		$17.17

See financial notes 17

 Schwab MarketTrack All Equity Portfolio

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$10,641,678
Interest	+	806

Total investment income		10,642,484

Expenses

Investment adviser and administrator fees		1,409,139
Shareholder service fees		1,491,086
Shareholder reports		70,039
Professional fees		41,684
Transfer agent fees		37,175
Registration fees		32,603
Portfolio accounting fees		27,285
Custodian fees		12,586
Independent trustees’ fees		9,024
Other expenses	+	13,312

Total expenses		3,143,933
Expense reduction by CSIM and its affiliates	−	81,259

Net expenses	−	3,062,674

Net investment income		7,579,810

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,726,205
Net realized gains on sales of affiliated underlying funds		10,181,572
Net realized losses on unaffiliated investments	+	(11)

Net realized gains		16,907,766
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	28,397,026

Net realized and unrealized gains		45,304,792

Increase in net assets resulting from operations		$52,884,602

18 See financial notes

 Schwab MarketTrack All Equity Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$7,579,810	$9,727,932
Net realized gains		16,907,766	7,228,288
Net change in unrealized appreciation (depreciation)	+	28,397,026	114,728,861

Increase in net assets from operations		52,884,602	131,685,081

Distributions to Shareholders

Distributions from net investment income		($9,729,315)	($12,561,634)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,783,484	$62,639,443	4,265,588	$60,479,156
Shares reinvested		553,923	9,089,878	918,465	11,765,529
Shares redeemed	+	(4,817,645)	(80,084,457)	(5,656,792)	(79,997,553)

Net transactions in fund shares		(480,238)	($8,355,136)	(472,739)	($7,752,868)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		36,646,592	$586,140,459	37,119,331	$474,769,880
Total increase or decrease	+	(480,238)	34,800,151	(472,739)	111,370,579

End of period		36,166,354	$620,940,610	36,646,592	$586,140,459

Net investment income not yet distributed			$8,345,966		$9,726,658

See financial notes 19

Schwab MarketTrack Growth Portfolio™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	21.67	18.08	16.85	16.35	14.51

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.34	0.30	0.24	0.19
Net realized and unrealized gains (losses)	1.57	3.60	1.35	0.51	1.95

Total from investment operations	1.84	3.94	1.65	0.75	2.14
Less distributions:
Distributions from net investment income	(0.31)	(0.35)	(0.42)	(0.25)	(0.30)

Net asset value at end of period	23.20	21.67	18.08	16.85	16.35

Total return (%)	8.55	22.14	10.03	4.55	14.86

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.53	0.52	0.52
Net investment income (loss)	1.20	1.71	1.78	1.39	1.25
Portfolio turnover rate	7	9	9	17	14
Net assets, end of period ($ x 1,000,000)	734	680	566	562	549

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

20 See financial notes

 Schwab MarketTrack Growth Portfolio

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.5%	Other Investment Companies	410,227,595	708,246,618
3.4%	Short-Term Investments	24,468,699	24,468,699

99.9%	Total Investments	434,696,294	732,715,317
0.1%	Other Assets and Liabilities, Net		975,998

100.0%	Net Assets		733,691,315

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.5% of net assets

Equity Funds 80.3%

International 19.7%
Schwab International Index Fund (a)	7,441,640	144,516,656

Large-Cap 40.6%
Schwab S&P 500 Index Fund (a)	9,305,006	297,667,152

Small-Cap 20.0%
Schwab Small-Cap Index Fund (a)	5,229,959	147,118,745

		589,302,553

Fixed-Income Fund 14.7%

Intermediate-Term Bond 14.7%
Schwab Total Bond Market Fund (a)	11,309,453	107,892,183

Money Market Fund 1.5%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	11,051,882	11,051,882

Total Other Investment Companies
(Cost $410,227,595)		708,246,618

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.4% of net assets

Time Deposits 3.4%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	4,184,549	4,184,549
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	5,765,768	5,765,768
DNB
0.03%, 11/03/14	7,259,191	7,259,191
Wells Fargo
0.03%, 11/03/14	7,259,191	7,259,191

Total Short-Term Investments
(Cost $24,468,699)		24,468,699

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $439,192,307 and the unrealized appreciation and depreciation were $293,523,010 and ($0), respectively, with a net unrealized appreciation of $293,523,010.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$708,246,618	$—	$—	$708,246,618
Short-Term Investments[1]	—	24,468,699	—	24,468,699

Total	$708,246,618	$24,468,699	$—	$732,715,317

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 21

 Schwab MarketTrack Growth Portfolio

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $410,227,595)		$708,246,618
Investments in unaffiliated issuers, at value (cost $24,468,699)	+	24,468,699

Total investments, at value (cost $434,696,294)		732,715,317
Receivables:
Investments sold		3,700,000
Fund shares sold		468,066
Dividends		204,379
Interest		20
Prepaid expenses	+	15,793

Total assets		737,103,575

Liabilities

Payables:
Investments bought		3,104,931
Investment adviser and administrator fees		17,682
Shareholder service fees		20,600
Fund shares redeemed		212,781
Accrued expenses	+	56,266

Total liabilities		3,412,260

Net Assets

Total assets		737,103,575
Total liabilities	−	3,412,260

Net assets		$733,691,315

Net Assets by Source
Capital received from investors		428,728,675
Distributions in excess of net investment income		(966,909)
Net realized capital gains		7,910,526
Net unrealized capital appreciation		298,019,023

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$733,691,315		31,624,246		$23.20

22 See financial notes

 Schwab MarketTrack Growth Portfolio

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$12,116,557
Interest	+	7,344

Total investment income		12,123,901

Expenses

Investment adviser and administrator fees		1,640,648
Shareholder service fees		1,746,579
Shareholder reports		64,960
Professional fees		43,522
Transfer agent fees		36,780
Registration fees		31,336
Portfolio accounting fees		28,813
Custodian fees		14,499
Independent trustees’ fees		9,498
Other expenses	+	11,473

Total expenses		3,628,108
Expense reduction by CSIM and its affiliates	−	61,482

Net expenses	−	3,566,626

Net investment income		8,557,275

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		6,228,769
Net realized gains on sales of affiliated underlying funds		8,859,899
Net realized gains on unaffiliated investments	+	62,499

Net realized gains		15,151,167
Net change in unrealized appreciation (depreciation) on investments	+	34,299,920

Net realized and unrealized gains		49,451,087

Increase in net assets resulting from operations		$58,008,362

See financial notes 23

 Schwab MarketTrack Growth Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$8,557,275	$10,557,296
Net realized gains		15,151,167	11,273,795
Net change in unrealized appreciation (depreciation)	+	34,299,920	101,623,253

Increase in net assets from operations		58,008,362	123,454,344

Distributions to Shareholders[1]

Distributions from net investment income		($9,625,225)	($10,641,577)

Transactions in Fund Shares1

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,913,595	$87,721,647	3,956,940	$78,029,608
Shares reinvested		411,732	9,099,268	556,707	10,081,957
Shares redeemed	+	(4,084,279)	(91,729,964)	(4,460,927)	(87,149,494)

Net transactions in fund shares		241,048	$5,090,951	52,720	$962,071

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,383,198	$680,217,227	31,330,478	$566,442,389
Total increase	+	241,048	53,474,088	52,720	113,774,838

End of period		31,624,246	$733,691,315	31,383,198	$680,217,227

Distributions in excess of net investment income			($966,909)		($610,915)

[1]	Effective December 6, 2012, the P Share class was terminated.

24 See financial notes

Schwab MarketTrack Balanced Portfolio™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	18.55	16.33	15.41	14.96	13.54

Income (loss) from investment operations:
Net investment income (loss)	0.26	0.31	0.29	0.25	0.23
Net realized and unrealized gains (losses)	1.08	2.23	1.01	0.46	1.50

Total from investment operations	1.34	2.54	1.30	0.71	1.73
Less distributions:
Distributions from net investment income	(0.27)	(0.32)	(0.38)	(0.26)	(0.31)
Distributions from net realized gains	(0.12)	—	—	—	—

Total distributions	(0.39)	(0.32)	(0.38)	(0.26)	(0.31)

Net asset value at end of period	19.50	18.55	16.33	15.41	14.96

Total return (%)	7.28	15.82	8.61	4.80	12.92

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.51	0.52	0.53	0.52	0.52
Net investment income (loss)	1.30	1.75	1.86	1.64	1.59
Portfolio turnover rate	16	12	12	25	22
Net assets, end of period ($ x 1,000,000)	522	481	425	432	450

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

See financial notes 25

 Schwab MarketTrack Balanced Portfolio

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Other Investment Companies	327,655,924	504,250,620
3.4%	Short-Term Investments	17,442,716	17,442,716

100.0%	Total Investments	345,098,640	521,693,336
0.0%	Other Assets and Liabilities, Net		173,216

100.0%	Net Assets		521,866,552

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.6% of net assets

Equity Funds 60.4%

International 14.7%
Schwab International Index Fund (a)	3,955,097	76,807,980

Large-Cap 30.6%
Schwab S&P 500 Index Fund (a)	4,990,453	159,644,592

Small-Cap 15.1%
Schwab Small-Cap Index Fund (a)	2,792,568	78,554,950

		315,007,522

Fixed-Income Fund 34.7%

Intermediate-Term Bond 34.7%
Schwab Total Bond Market Fund (a)	18,994,620	181,208,671

Money Market Fund 1.5%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	8,034,427	8,034,427

Total Other Investment Companies
(Cost $327,655,924)		504,250,620

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.4% of net assets

Time Deposits 3.4%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	5,184,259	5,184,259
DBS Bank Ltd.
0.03%, 11/03/14	1,889,939	1,889,939
DNB
0.03%, 11/03/14	5,184,259	5,184,259
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	5,184,259	5,184,259

Total Short-Term Investments
(Cost $17,442,716)		17,442,716

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $352,755,298 and the unrealized appreciation and depreciation were $168,938,038 and ($0), respectively, with a net unrealized appreciation of $168,938,038.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$504,250,620	$—	$—	$504,250,620
Short-Term Investments[1]	—	17,442,716	—	17,442,716

Total	$504,250,620	$17,442,716	$—	$521,693,336

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

26 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $327,655,924)		$504,250,620
Investments in unaffiliated issuers, at value (cost $17,442,716)	+	17,442,716

Total investments, at value (cost $345,098,640)		521,693,336
Receivables:
Investments sold		3,000,000
Dividends		345,057
Fund shares sold		289,259
Interest		15
Prepaid expenses	+	11,421

Total assets		525,339,088

Liabilities

Payables:
Investments bought		2,746,037
Investment adviser and administrator fees		12,078
Shareholder service fees		14,492
Fund shares redeemed		655,458
Accrued expenses	+	44,471

Total liabilities		3,472,536

Net Assets

Total assets		525,339,088
Total liabilities	−	3,472,536

Net assets		$521,866,552

Net Assets by Source
Capital received from investors		342,710,283
Net investment income not yet distributed		1,291,759
Net realized capital gains		1,269,814
Net unrealized capital appreciation		176,594,696

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$521,866,552		26,765,348		$19.50

See financial notes 27

 Schwab MarketTrack Balanced Portfolio

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$9,278,273
Interest	+	5,215

Total investment income		9,283,488

Expenses

Investment adviser and administrator fees		1,183,411
Shareholder service fees		1,263,422
Professional fees		40,685
Shareholder reports		34,656
Registration fees		32,258
Transfer agent fees		28,433
Portfolio accounting fees		25,297
Custodian fees		11,308
Independent trustees’ fees		8,564
Other expenses	+	9,937

Total expenses		2,637,971
Expense reduction by CSIM and its affiliates	−	65,339

Net expenses	−	2,572,632

Net investment income		6,710,856

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		3,305,085
Net realized gains on sales of affiliated underlying funds		5,949,179
Net realized gains on unaffiliated investments	+	41,716

Net realized gains		9,295,980
Net change in unrealized appreciation (depreciation) on affiliated underlying funds	+	20,375,572

Net realized and unrealized gains		29,671,552

Increase in net assets resulting from operations		$36,382,408

28 See financial notes

 Schwab MarketTrack Balanced Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$6,710,856	$7,871,154
Net realized gains		9,295,980	11,848,026
Net change in unrealized appreciation (depreciation)	+	20,375,572	46,183,726

Increase in net assets from operations		36,382,408	65,902,906

Distributions to Shareholders

Distributions from net investment income		(6,922,856)	(8,153,238)
Distributions from net realized gains	+	(3,022,728)	—

Total distributions		($9,945,584)	($8,153,238)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,823,497	$128,625,138	3,770,528	$65,235,947
Shares reinvested		501,199	9,312,269	467,584	7,607,583
Shares redeemed	+	(6,491,635)	(123,488,301)	(4,331,142)	(74,715,528)

Net transactions in fund shares		833,061	$14,449,106	(93,030)	($1,871,998)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,932,287	$480,980,622	26,025,317	$425,102,952
Total increase or decrease	+	833,061	40,885,930	(93,030)	55,877,670

End of period		26,765,348	$521,866,552	25,932,287	$480,980,622

Net investment income not yet distributed			$1,291,759		$1,125,984

See financial notes 29

Schwab MarketTrack Conservative Portfolio™

Financial Statements

Financial Highlights

	11/1/13–	11/1/12–	11/1/11–	11/1/10–	11/1/09–
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

Per-Share Data ($)

Net asset value at beginning of period	15.34	14.23	13.59	13.22	12.15

Income (loss) from investment operations:
Net investment income (loss)	0.23	0.26	0.26	0.25	0.24
Net realized and unrealized gains (losses)	0.67	1.10	0.69	0.37	1.08

Total from investment operations	0.90	1.36	0.95	0.62	1.32
Less distributions:
Distributions from net investment income	(0.24)	(0.25)	(0.31)	(0.25)	(0.25)

Net asset value at end of period	16.00	15.34	14.23	13.59	13.22

Total return (%)	5.95	9.71	7.07	4.72	10.98

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	0.50	0.50	0.50	0.50	0.50
Gross operating expenses[1]	0.54	0.55	0.55	0.55	0.56
Net investment income (loss)	1.43	1.78	1.96	1.84	1.93
Portfolio turnover rate	9	15	19	30	25
Net assets, end of period ($ x 1,000,000)	223	203	189	198	194

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.

30 See financial notes

 Schwab MarketTrack Conservative Portfolio

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

96.6%	Other Investment Companies	160,999,232	215,801,630
3.2%	Short-Term Investments	7,254,346	7,254,346

99.8%	Total Investments	168,253,578	223,055,976
0.2%	Other Assets and Liabilities, Net		356,635

100.0%	Net Assets		223,412,611

	Number	Value
Security	of Shares	($)

Other Investment Companies 96.6% of net assets

Equity Funds 40.3%

International 9.7%
Schwab International Index Fund (a)	1,118,477	21,720,824

Large-Cap 20.6%
Schwab S&P 500 Index Fund (a)	1,436,471	45,952,704

Small-Cap 10.0%
Schwab Small-Cap Index Fund (a)	796,611	22,408,670

		90,082,198

Fixed-Income Fund 54.7%

Intermediate-Term Bond 54.7%
Schwab Total Bond Market Fund (a)	12,812,537	122,231,602

Money Market Fund 1.6%
Schwab Value Advantage Money Fund, Institutional Prime Shares 0.01% (a)(b)	3,487,830	3,487,830

Total Other Investment Companies
(Cost $160,999,232)		215,801,630

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 3.2% of net assets

Time Deposits 3.2%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	583,612	583,612
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	2,223,578	2,223,578
DNB
0.03%, 11/03/14	2,223,578	2,223,578
Wells Fargo
0.03%, 11/03/14	2,223,578	2,223,578

Total Short-Term Investments
(Cost $7,254,346)		7,254,346

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $175,994,111 and the unrealized appreciation and depreciation were $47,061,865 and ($0), respectively, with a net unrealized appreciation of $47,061,865.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of October 31, 2014 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Other Significant	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$215,801,630	$—	$—	$215,801,630
Short-Term Investments[1]	—	7,254,346	—	7,254,346

Total	$215,801,630	$7,254,346	$—	$223,055,976

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended October 31, 2014.

See financial notes 31

 Schwab MarketTrack Conservative Portfolio

Statement of
Assets and Liabilities
As of October 31, 2014

Assets

Investments in affiliated underlying funds, at value (cost $160,999,232)		$215,801,630
Investments in unaffiliated issuers, at value (cost $7,254,346)	+	7,254,346

Total investments, at value (cost $168,253,578)		223,055,976
Receivables:
Investments sold		1,310,000
Dividends		232,576
Fund shares sold		65,502
Interest		6
Prepaid expenses	+	4,746

Total assets		224,668,806

Liabilities

Payables:
Investments bought		1,163,249
Investment adviser and administrator fees		4,768
Shareholder service fees		5,800
Fund shares redeemed		47,302
Accrued expenses	+	35,076

Total liabilities		1,256,195

Net Assets

Total assets		224,668,806
Total liabilities	−	1,256,195

Net assets		$223,412,611

Net Assets by Source
Capital received from investors		177,038,431
Net investment income not yet distributed		150,423
Net realized capital losses		(8,578,641)
Net unrealized capital appreciation		54,802,398

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$223,412,611		13,959,002		$16.00

32 See financial notes

 Schwab MarketTrack Conservative Portfolio

Statement of
Operations
For the period November 1, 2013 through October 31, 2014

Investment Income

Dividends received from affiliated underlying funds		$4,174,699
Interest	+	2,177

Total investment income		4,176,876

Expenses

Investment adviser and administrator fees		497,767
Shareholder service fees		530,013
Professional fees		38,894
Registration fees		27,392
Transfer agent fees		25,032
Portfolio accounting fees		19,366
Shareholder reports		16,110
Independent trustees’ fees		7,122
Custodian fees		6,417
Other expenses	+	4,592

Total expenses		1,172,705
Expense reduction by CSIM and its affiliates	−	90,602

Net expenses	−	1,082,103

Net investment income		3,094,773

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		916,684
Net realized gains on sales of affiliated underlying funds		1,199,088
Net realized gains on unaffiliated investments	+	58

Net realized gains		2,115,830
Net change in unrealized appreciation (depreciation) on investments	+	7,357,863

Net realized and unrealized gains		9,473,693

Increase in net assets resulting from operations		$12,568,466

See financial notes 33

 Schwab MarketTrack Conservative Portfolio

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

11/1/13-10/31/14			11/1/12-10/31/13
Net investment income		$3,094,773	$3,503,224
Net realized gains		2,115,830	5,583,546
Net change in unrealized appreciation (depreciation)	+	7,357,863	9,133,787

Increase in net assets from operations		12,568,466	18,220,557

Distributions to Shareholders

Distributions from net investment income		($3,306,277)	($3,392,046)

Transactions in Fund Shares

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,855,381	$44,555,555	2,448,680	$35,840,677
Shares reinvested		196,187	3,043,263	218,345	3,136,243
Shares redeemed	+	(2,297,937)	(36,023,815)	(2,716,814)	(39,911,545)

Net transactions in fund shares		753,631	$11,575,003	(49,789)	($934,625)

Shares Outstanding and Net Assets

		11/1/13-10/31/14		11/1/12-10/31/13
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		13,205,371	$202,575,419	13,255,160	$188,681,533
Total increase or decrease	+	753,631	20,837,192	(49,789)	13,893,886

End of period		13,959,002	$223,412,611	13,205,371	$202,575,419

Net investment income not yet distributed			$150,423		$257,148

34 See financial notes

 Schwab MarketTrack Portfolios

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab Target 2010 Fund
Schwab MarketTrack All Equity Portfolio	Schwab Target 2015 Fund
Schwab MarketTrack Growth Portfolio	Schwab Target 2020 Fund
Schwab MarketTrack Balanced Portfolio	Schwab Target 2025 Fund
Schwab MarketTrack Conservative Portfolio	Schwab Target 2030 Fund
Schwab S&P 500 Index Fund	Schwab Target 2035 Fund
Schwab Small-Cap Index Fund	Schwab Target 2040 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2045 Fund
Schwab International Index Fund	Schwab Target 2050 Fund
Laudus Small-Cap MarketMasters Fund	Schwab Target 2055 Fund
Laudus International MarketMasters Fund	Schwab Fundamental US Large Company Index Fund
Schwab Balanced Fund	Schwab Fundamental US Small Company Index Fund
Schwab Core Equity Fund	Schwab Fundamental International Large Company Index Fund
Schwab Dividend Equity Fund	Schwab Fundamental International Small Company Index Fund
Schwab Large-Cap Growth Fund	Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Small-Cap Equity Fund	Schwab Fundamental Global Real Estate Index Fund
Schwab Hedged Equity Fund	Schwab Monthly Income Fund - Moderate Payout
Schwab Financial Services Fund	Schwab Monthly Income Fund - Enhanced Payout
Schwab Health Care Fund	Schwab Monthly Income Fund - Maximum Payout
Schwab International Core Equity Fund

The Schwab MarketTrack Portfolios are primarily “fund of funds”. Each of the funds seeks to achieve its investment objective by investing mainly in a combination of other Schwab Funds (underlying funds) in accordance with its target portfolio allocation. The funds may also invest directly in equity or fixed income securities, other mutual funds, ETFs and cash equivalents to achieve their investment objectives.

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value per share (“NAV”) which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The financial statements of the fund should be read in conjunction with the underlying funds’ financial statements. For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed and available on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov or at the SEC’s Public Reference Room in Washington D.C.

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities may be valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by the underlying fund.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds

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Financial Notes (continued)

2. Significant Accounting Policies (continued):

due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of October 31, 2014 are disclosed in the Portfolio Holdings.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets. Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

(e) Distributions to Shareholders:

The funds make distributions from net investment income and net realized capital gains, if any, once a year, except for the Schwab MarketTrack Conservative Portfolio, which makes distributions from net investment income quarterly.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of a fund’s assets among the various asset classes and market segments will cause the funds to underperform other funds with a similar investment objective.

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Financial Notes (continued)

3. Risk Factors (continued):

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Stock and bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the funds will fluctuate, which means that an investor could lose money.

Underlying Fund Investment Risk. The value of your investment in the funds is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The funds are subject to the performance and expenses of the underlying funds in which they invest. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the funds may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although a fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Investment Style Risk. The underlying funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Each underlying fund follows these stocks during upturns as well as downturns. Because of their indexing strategy, the underlying funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of an underlying fund’s expenses, the underlying fund’s performance is normally below that of the index.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Tracking Error Risk. Each underlying index fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of a fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

•	Large-Cap Risk. Many of the risks of the underlying funds are associated with their investment in the large-cap segments of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap stocks fall behind other types of investments - bonds or mid- or small- cap stocks, for instance - an underlying fund’s performance also will lag those investments.

•	Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments - bonds or large-cap stocks, for instance - an underlying fund’s performance also will lag those investments.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the underlying fund’s investments, and could impair the underlying fund’s ability to meet its investment objective or invest in accordance with its investment strategy. To the extent an underlying fund’s investment in a single country or a limited

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Financial Notes (continued)

3. Risk Factors (continued):

number of countries represents a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.

•	Currency Risk. As a result of an underlying fund’s investments in securities denominated in, and/or receiving revenues in foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in a fund would be adversely affected.

•	Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Such countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries and, at times, it may be difficult to value such investments.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility and could cause the fund to lose more than the principal amount invested.

•	Exchange-Traded Funds (“ETFs”) Risk. When a fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Debt Securities Risk. Bond prices generally fall when interest rates rise. Bonds with longer maturities tend to be more sensitive to this risk. Underlying fund performance also could be affected if an issuer or guarantor of a bond held by the fund fails to make timely principal or interest payments or otherwise honor its obligations. Lower-quality bonds are considered speculative with respect to their issuer’s ability to make timely payments or otherwise honor their obligations. In addition, prices of lower-quality bonds tend to be more volatile than those of investment-grade bonds, and may fall based on bad news about the issuer, an industry or the overall economy.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	Securities Lending Risk. An underlying fund may lend its portfolio securities to brokers, dealers, and other financial institutions. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. A fund may invest directly in individual securities as well as other mutual funds or ETFs, to maintain its allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee of 0.23% payable monthly based on a percentage of each fund’s average daily net assets.

Subsequent to the reporting year ended October 31, 2014, and effective December 1, 2014, the advisory fee has been reduced to 0.13%.

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab). All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab	Schwab
MarketTrack	MarketTrack	MarketTrack	MarketTrack
All Equity	Growth	Balanced	Conservative
Portfolio	Portfolio	Portfolio	Portfolio

0.50%	0.50%	0.50%	0.50%

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of October 31, 2014, each Schwab MarketTrack Portfolio’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Underlying Funds	Portfolio	Portfolio	Portfolio	Portfolio

Schwab International Index Fund	6.9%	5.4%	2.8%	0.8%
Schwab S&P 500 Index Fund	1.4%	1.5%	0.8%	0.2%
Schwab Small-Cap Index Fund	6.0%	5.7%	3.1%	0.9%
Schwab Total Bond Market Fund	—%	8.7%	14.5%	9.8%
Schwab Value Advantage Money Fund	—%	0.1%	0.1%	0.0% *

*	Less than 0.1%

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended October 31, 2014.

Schwab MarketTrack All Equity Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab International Index Fund	8,802,979	1,253,202	(533,570)	9,522,611	$184,929,103	$287,476	$4,521,379
Schwab S&P 500 Index Fund	9,440,636	250,342	(989,501)	8,701,477	278,360,252	8,882,315	4,525,415
Schwab Small-Cap Index Fund	5,275,836	935,962	(702,132)	5,509,666	154,986,907	1,011,781	8,321,089

Total					$618,276,262	$10,181,572	$17,367,883

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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab MarketTrack Growth Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab International Index Fund	6,921,005	826,081	(305,446)	7,441,640	$144,516,656	$345,741	$3,532,814
Schwab S&P 500 Index Fund	9,836,526	326,656	(858,176)	9,305,006	297,667,152	6,596,489	4,685,244
Schwab Small-Cap Index Fund	4,916,709	779,960	(466,710)	5,229,959	147,118,745	1,976,260	7,705,703
Schwab Total Bond Market Fund	10,568,831	1,346,713	(606,091)	11,309,453	107,892,183	(58,591)	2,419,983
Schwab Value Advantage Money Fund, Institutional Prime Shares	11,050,198	1,684	—	11,051,882	11,051,882	—	1,582

Total					$708,246,618	$8,859,899	$18,345,326

Schwab MarketTrack Balanced Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab International Index Fund	3,683,193	785,105	(513,201)	3,955,097	$76,807,980	$221,055	$1,880,564
Schwab S&P 500 Index Fund	5,225,847	746,277	(981,671)	4,990,453	159,644,592	4,645,072	2,489,454
Schwab Small-Cap Index Fund	2,607,484	724,869	(539,785)	2,792,568	78,554,950	1,170,630	4,088,771
Schwab Total Bond Market Fund	17,782,598	4,034,973	(2,822,951)	18,994,620	181,208,671	(87,578)	4,123,419
Schwab Value Advantage Money Fund, Institutional Prime Shares	8,033,203	1,224	—	8,034,427	8,034,427	—	1,150

Total					$504,250,620	$5,949,179	$12,583,358

Schwab MarketTrack Conservative Portfolio:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	11/01/13	11/01/13
Underlying Funds	10/31/13	Purchases	Sales	10/31/14	10/31/14	to 10/31/14	to 10/31/14

Schwab International Index Fund	1,040,719	203,798	(126,040)	1,118,477	$21,720,824	$35,633	$527,630
Schwab S&P 500 Index Fund	1,470,146	193,717	(227,392)	1,436,471	45,952,704	795,151	695,081
Schwab Small-Cap Index Fund	730,478	180,451	(114,318)	796,611	22,408,670	402,523	1,134,043
Schwab Total Bond Market Fund	11,804,305	1,764,995	(756,763)	12,812,537	122,231,602	(34,219)	2,734,129
Schwab Value Advantage Money Fund, Institutional Prime Shares	3,487,298	532	—	3,487,830	3,487,830	—	500

Total					$215,801,630	$1,199,088	$5,091,383

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

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Financial Notes (continued)

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on a fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred an interest expense, which is disclosed on a fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended October 31, 2014, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab MarketTrack All Equity Portfolio	$56,647,883	$60,285,000
Schwab MarketTrack Growth Portfolio	58,856,333	50,880,000
Schwab MarketTrack Balanced Portfolio	94,354,961	81,825,000
Schwab MarketTrack Conservative Portfolio	31,020,439	19,735,000

8. Redemption Fee:

The funds charge a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

	Current Period	Prior Period
	(11/1/13-10/31/14)	(11/1/12-10/31/13)

Schwab MarketTrack All Equity Portfolio	$12,743	$15,578
Schwab MarketTrack Growth Portfolio	11,814	4,885
Schwab MarketTrack Balanced Portfolio	10,547	4,993
Schwab MarketTrack Conservative Portfolio	1,606	4,449

9. Federal Income Taxes:

As of October 31, 2014, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Undistributed ordinary income	$8,345,966	$—	$3,045,735	$150,423
Undistributed long-term capital gains	—	12,406,539	7,172,497	—
Unrealized appreciation on investments	217,169,893	293,523,010	168,938,038	47,061,865
Other unrealized appreciation (depreciation)	—	—	(1)	—

Net unrealized appreciation (depreciation)	$217,169,893	$293,523,010	$168,938,037	$47,061,865

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Financial Notes (continued)

9. Federal Income Taxes (continued):

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of October 31, 2014, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
Expiration Date	Portfolio	Portfolio	Portfolio	Portfolio

October 31, 2017	$21,221,169	$—	$—	$838,110
October 31, 2018	8,349,147	—	—	—

Total	$29,570,316	$—	$—	$838,110

Qualified late-year losses are certain capital and ordinary losses which occur during the portion of a fund’s taxable year subsequent to October 31. A fund may elect to treat any portion of qualified late-year losses as arising during the first day of the next taxable year. For the year ended October 31, 2014, the funds had late-year ordinary losses deferred and capital loss carryforwards utilized as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Late-year ordinary losses deferred	$—	$966,909	$—	$—
Capital loss carryforwards utilized	15,999,065	1,536,411	—	2,025,327

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Current period distributions
Ordinary income	$9,729,315	$9,625,225	$6,922,856	$3,306,277
Long-term capital gains	—	—	3,022,728	—
Return of capital	—	—	—	—

Prior period distributions
Ordinary income	$12,561,634	$10,641,577	$8,153,238	$3,392,046
Long-term capital gains	—	—	—	—
Return of capital	—	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 43

 Schwab MarketTrack Portfolios

Financial Notes (continued)

9. Federal Income Taxes (continued):

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of October 31, 2014, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	MarketTrack	MarketTrack	MarketTrack	MarketTrack
	All Equity	Growth	Balanced	Conservative
	Portfolio	Portfolio	Portfolio	Portfolio

Capital shares	$—	$—	$—	$—
Undistributed net investment income	768,813	711,956	377,775	104,779
Net realized capital gains (losses)	(768,813)	(711,956)	(377,775)	(104,779)

As of October 31, 2014, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the funds did not incur any interest or penalties.

10. Subsequent Events:

Under an amendment approved by the Board of Trustees of the Trust on September 25, 2014, and effective December 1, 2014, the management fee paid to CSIM will be reduced from 0.23% to 0.13%. In addition, commencing in early December 2014, each fund’s respective investment strategy will be modified for its target class allocations, underlying fund selections and underlying fund target weightings. Management expects the modifications to be completed by the end of February 2015 or possibly sooner (depending on market conditions). Other than these modifications, management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio, and Schwab MarketTrack Conservative Portfolio (four of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at October 31, 2014 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

 45

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended October 31, 2014, qualify for the corporate dividends received deduction:

Percentage

Schwab MarketTrack All Equity Portfolio	64.97
Schwab MarketTrack Growth Portfolio	59.44
Schwab MarketTrack Balanced Portfolio	36.38
Schwab MarketTrack Conservative Portfolio	26.86

For the fiscal year ended October 31, 2014, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2015 via IRS form 1099 of the amounts for use in preparing their 2014 income tax return.

Schwab MarketTrack All Equity Portfolio	$9,729,315
Schwab MarketTrack Growth Portfolio	8,667,323
Schwab MarketTrack Balanced Portfolio	3,796,619
Schwab MarketTrack Conservative Portfolio	1,346,041

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the Schwab MarketTrack Balanced Portfolio hereby designates $3,022,728 as long-term capital gain dividends for the fiscal year ended October 31, 2014.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”)requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Capital Trust (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to the existing funds in the Trust, including Schwab MarketTrack All Equity Portfolio, Schwab MarketTrack Growth Portfolio, Schwab MarketTrack Balanced Portfolio and Schwab MarketTrack Conservative Portfolio (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. As part of the renewal process, Independent Trustees’ legal counsel sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 30, 2014, and June 3, 2014, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2014. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/ benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for

 47

such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Although the Funds had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreements with respect to the Funds, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the Fund’s investment objective and policies and that CSIM and the Sub-Advisers had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and exchange-traded funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

At a meeting held on September 23, 2014, the Board approved a reduction to the investment advisory fee for each Fund.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 97 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Sept. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 49

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	97	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab Investment Management, Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (January 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

50

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 51

Glossary

All Equity Composite Index Effective March 1, 2014, the All Equity Composite Index is composed of 45% S&P 500 Index, 25% Russell 2000 Index, 30% MSCI EAFE Index (Net), and 0.5% Barclays U.S.Treasury Bills: 1 − 3 Months. Prior to March 1, 2014, the All Equity Composite Index was composed of 70% Dow Jones U.S. Total Stock Market Index and 30% MSCI EAFE Index (Net).

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Balanced Composite Index Effective March 1, 2014, the Balanced Composite Index is composed of 30% S&P 500 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index (Net), 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S.Treasury Bills: 1 − 3 Months. Prior to March 1, 2014, the Balanced Composite Index was composed of 45% Dow Jones U.S. Total Stock Market Index, 15% MSCI EAFE (Net) Index, 35% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months Index.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Treasury Index An unmanaged index of public obligations of the U.S. Treasury with remaining maturities of one year or more.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Conservative Composite Index Effective March 1, 2014, the Conservative Composite Index is composed of 20% S&P 500 Index, 10% Russell 2000 Index, 10% MSCI EAFE Index (Net), 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to March 1, 2014, the Conservative Composite Index was composed of 30% Dow Jones U.S. Total Stock Market Index, 10% MSCI EAFE (Net) Index, 55% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

Growth Composite Index Effective March 1, 2014, the Growth Composite Index is composed of 40% S&P 500 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index (Net), 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S.Treasury Bills: 1 − 3 Months. Prior to March 1, 2014, the Growth Composite Index was composed of 60% Dow Jones U.S. Total Stock Market Index, 20% MSCI EAFE (Net) Index, 15% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. Treasury Bills: 1 − 3 Months.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe. It includes

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approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

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Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2014 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Target 2045 Fund
Schwab Target 2050 Fund
Schwab Target 2055 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab Short-Term Bond Market Fundtm
Schwab Intermediate-Term Bond Fundtm
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR13813-17
00128294

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirty-eight series. Thirty-four series have a fiscal year-end of October 31, whose annual financial statements are reported in Item 1, three series have a fiscal year-end of December 31, and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-seven series, based on their respective 2014 and 2013 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2014: $1,301,980           2013: $1,256,737
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2014: $88,798           2013: $82,933
     Nature of these services: tax provision review
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2014: $108,614           2013: $90,938
     Nature of these services: preparation and review of tax returns and consultation of Indian capital gains.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

     All Other Fees
     For services rendered to Registrant:
     2014: $5,251           2013: $12,171

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e) (1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2014: $202,663           2013: $186,042
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Except as noted below, the condensed schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form. The schedules of investments for the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund, Schwab Fundamental Emerging Markets Large Company Index Fund, Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund and Schwab International Index Fund are filed under this Item.

 Schwab S&P 500 Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

97.5%	Common Stock	11,021,049,498	19,950,703,019
0.1%	Other Investment Company	29,007,003	29,007,003
2.3%	Short-Term Investments	479,925,014	479,925,014

99.9%	Total Investments	11,529,981,515	20,459,635,036
0.1%	Other Assets and Liabilities, Net		13,654,324

100.0%	Net Assets		20,473,289,360

	Number	Value
Security	of Shares	($)

Common Stock 97.5% of net assets

Automobiles & Components 1.0%
BorgWarner, Inc.	241,400	13,764,628
Delphi Automotive plc	313,200	21,604,536
Ford Motor Co.	4,367,797	61,542,260
General Motors Co.	1,501,600	47,150,240
Harley-Davidson, Inc.	246,470	16,193,079
Johnson Controls, Inc.	733,559	34,660,663
The Goodyear Tire & Rubber Co.	304,936	7,388,599

		202,304,005

Banks 5.9%
Bank of America Corp.	11,678,311	200,399,817
BB&T Corp.	793,626	30,062,553
Citigroup, Inc.	3,375,447	180,687,678
Comerica, Inc.	188,270	8,988,010
Fifth Third Bancorp	991,829	19,826,662
Hudson City Bancorp, Inc.	481,992	4,651,223
Huntington Bancshares, Inc.	989,593	9,806,866
JPMorgan Chase & Co.	4,202,531	254,169,075
KeyCorp	941,198	12,423,813
M&T Bank Corp.	138,598	16,933,904
People’s United Financial, Inc.	343,300	5,019,046
Regions Financial Corp.	1,567,445	15,564,729
SunTrust Banks, Inc.	602,116	23,566,820
The PNC Financial Services Group, Inc.	589,978	50,968,199
U.S. Bancorp	2,027,928	86,389,733
Wells Fargo & Co.	5,272,309	279,906,885
Zions Bancorp	215,698	6,248,771

		1,205,613,784

Capital Goods 7.4%
3M Co.	726,719	111,747,581
Allegion plc	96,933	5,146,173
AMETEK, Inc.	260,300	13,574,645
Caterpillar, Inc.	693,162	70,293,558
Cummins, Inc.	188,862	27,607,847
Danaher Corp.	664,474	53,423,710
Deere & Co.	411,386	35,189,958
Dover Corp.	182,470	14,495,417
Eaton Corp. plc	529,538	36,215,104
Emerson Electric Co.	775,115	49,653,867
Fastenal Co.	301,598	13,282,376
Flowserve Corp.	150,300	10,218,897
Fluor Corp.	191,882	12,729,452
General Dynamics Corp.	363,360	50,783,194
General Electric Co.	11,121,452	287,044,676
Honeywell International, Inc.	865,029	83,146,588
Illinois Tool Works, Inc.	417,936	38,053,073
Ingersoll-Rand plc	290,800	18,209,896
Jacobs Engineering Group, Inc. *	137,934	6,544,968
Joy Global, Inc.	113,200	5,957,716
L-3 Communications Holdings, Inc.	97,283	11,815,993
Lockheed Martin Corp.	296,391	56,483,233
Masco Corp.	382,388	8,439,303
Northrop Grumman Corp.	242,467	33,450,747
PACCAR, Inc.	394,550	25,772,006
Pall Corp.	126,730	11,585,657
Parker-Hannifin Corp.	164,536	20,901,008
Pentair plc	208,982	14,012,243
Precision Castparts Corp.	161,527	35,649,009
Quanta Services, Inc. *	231,900	7,903,152
Raytheon Co.	348,488	36,200,933
Rockwell Automation, Inc.	150,521	16,911,034
Rockwell Collins, Inc.	147,405	12,404,131
Roper Industries, Inc.	110,200	17,444,660
Snap-on, Inc.	66,282	8,758,503
Stanley Black & Decker, Inc.	166,181	15,561,189
Textron, Inc.	292,004	12,126,926
The Boeing Co.	747,654	93,389,461
United Rentals, Inc. *	110,100	12,117,606
United Technologies Corp.	931,635	99,684,945
W.W. Grainger, Inc.	65,927	16,270,784
Xylem, Inc.	197,600	7,184,736

		1,517,385,955

Commercial & Professional Supplies 0.6%
Cintas Corp.	111,376	8,157,178
Equifax, Inc.	136,561	10,343,130
Nielsen N.V.	334,800	14,225,652
Pitney Bowes, Inc.	231,591	5,729,561
Republic Services, Inc.	289,334	11,110,426
Robert Half International, Inc.	139,442	7,638,633
Stericycle, Inc. *	89,400	11,264,400
The ADT Corp.	194,500	6,970,880
The Dun & Bradstreet Corp.	46,500	5,710,665

See financial notes 1

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tyco International Ltd.	509,500	21,872,835
Waste Management, Inc.	477,916	23,365,313

		126,388,673

Consumer Durables & Apparel 1.3%
Coach, Inc.	299,728	10,304,649
D.R. Horton, Inc.	339,216	7,730,733
Fossil Group, Inc. *	54,900	5,581,134
Garmin Ltd. (b)	131,100	7,273,428
Harman International Industries, Inc.	86,656	9,301,655
Hasbro, Inc.	121,717	7,002,379
Leggett & Platt, Inc.	157,894	6,217,866
Lennar Corp., Class A	193,818	8,349,679
Mattel, Inc.	384,094	11,933,801
Michael Kors Holdings Ltd. *	230,600	18,122,854
Mohawk Industries, Inc. *	65,300	9,275,212
Newell Rubbermaid, Inc.	327,150	10,903,909
NIKE, Inc., Class B	786,824	73,151,027
PulteGroup, Inc.	370,186	7,103,869
PVH Corp.	91,000	10,405,850
Ralph Lauren Corp.	62,826	10,356,238
Under Armour, Inc., Class A *	189,600	12,433,968
VF Corp.	377,164	25,526,460
Whirlpool Corp.	83,322	14,335,550

		265,310,261

Consumer Services 1.6%
Carnival Corp.	484,421	19,449,503
Chipotle Mexican Grill, Inc. *	33,959	21,665,842
Darden Restaurants, Inc.	145,748	7,546,831
H&R Block, Inc.	286,205	9,247,284
Marriott International, Inc., Class A	254,872	19,306,554
McDonald’s Corp.	1,101,738	103,265,903
Starbucks Corp.	831,562	62,832,825
Starwood Hotels & Resorts Worldwide, Inc.	215,468	16,517,777
Wyndham Worldwide Corp.	148,464	11,531,199
Wynn Resorts Ltd.	87,800	16,682,878
Yum! Brands, Inc.	487,585	35,023,230

		323,069,826

Diversified Financials 5.1%
Affiliated Managers Group, Inc. *	61,000	12,187,190
American Express Co.	993,341	89,351,023
Ameriprise Financial, Inc.	218,114	27,519,443
Berkshire Hathaway, Inc., Class B *	2,022,430	283,463,789
BlackRock, Inc.	138,200	47,141,402
Capital One Financial Corp.	635,774	52,623,014
CME Group, Inc.	361,785	30,321,201
Discover Financial Services	524,873	33,476,400
E*TRADE Financial Corp. *	307,619	6,859,904
Franklin Resources, Inc.	451,605	25,113,754
Intercontinental Exchange, Inc.	126,066	26,258,287
Invesco Ltd.	461,447	18,674,760
Legg Mason, Inc.	113,698	5,912,296
Leucadia National Corp.	333,951	7,941,355
McGraw Hill Financial, Inc.	297,567	26,923,862
Moody’s Corp.	211,829	21,019,792
Morgan Stanley	1,702,454	59,500,767
Navient Corp.	465,000	9,197,700
Northern Trust Corp.	240,518	15,946,343
State Street Corp.	477,026	35,996,382
T. Rowe Price Group, Inc.	290,179	23,820,794
The Bank of New York Mellon Corp.	1,259,673	48,774,539
The Charles Schwab Corp. (a)	1,302,581	37,344,997
The Goldman Sachs Group, Inc.	462,669	87,902,483
The NASDAQ OMX Group, Inc.	119,900	5,186,874

		1,038,458,351

Energy 9.0%
Anadarko Petroleum Corp.	557,909	51,204,888
Apache Corp.	430,306	33,219,623
Baker Hughes, Inc.	494,763	26,202,648
Cabot Oil & Gas Corp.	460,900	14,333,990
Cameron International Corp. *	225,500	13,428,525
Chesapeake Energy Corp.	577,766	12,814,850
Chevron Corp.	2,114,734	253,662,343
Cimarex Energy Co.	96,100	10,923,687
ConocoPhillips	1,368,090	98,707,693
CONSOL Energy, Inc.	264,418	9,730,582
Denbury Resources, Inc.	377,200	4,677,280
Devon Energy Corp.	417,758	25,065,480
Diamond Offshore Drilling, Inc. (b)	65,300	2,462,463
Ensco plc, Class A	258,200	10,480,338
EOG Resources, Inc.	603,612	57,373,321
EQT Corp.	163,700	15,394,348
Exxon Mobil Corp.	4,749,241	459,299,097
FMC Technologies, Inc. *	275,300	15,427,812
Halliburton Co.	932,868	51,438,342
Helmerich & Payne, Inc.	118,300	10,270,806
Hess Corp.	291,540	24,725,507
Kinder Morgan, Inc. (b)	738,044	28,562,303
Marathon Oil Corp.	741,452	26,247,401
Marathon Petroleum Corp.	316,626	28,781,303
Murphy Oil Corp.	184,892	9,871,384
Nabors Industries Ltd.	328,490	5,863,547
National Oilwell Varco, Inc.	486,724	35,355,631
Newfield Exploration Co. *	145,600	4,748,016
Noble Corp., plc	310,100	6,487,292
Noble Energy, Inc.	398,368	22,957,948
Occidental Petroleum Corp.	867,750	77,169,008
ONEOK, Inc.	231,100	13,621,034
Phillips 66	624,995	49,062,108
Pioneer Natural Resources Co.	158,000	29,871,480
QEP Resources, Inc.	186,091	4,665,301
Range Resources Corp.	191,200	13,078,080
Schlumberger Ltd.	1,447,415	142,801,964
Southwestern Energy Co. *	390,000	12,678,900
Spectra Energy Corp.	740,809	28,987,856
Tesoro Corp.	138,207	9,869,362
The Williams Cos., Inc.	749,598	41,610,185
Transocean Ltd. (b)	360,000	10,738,800
Valero Energy Corp.	589,440	29,525,050

		1,833,397,576

2 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	488,892	65,203,526
CVS Health Corp.	1,291,551	110,827,991
Safeway, Inc.	266,496	9,290,051
Sysco Corp.	645,657	24,883,621
The Kroger Co.	541,647	30,175,154
Wal-Mart Stores, Inc.	1,750,302	133,495,534
Walgreen Co.	969,811	62,281,262
Whole Foods Market, Inc.	396,932	15,611,336

		451,768,475

Food, Beverage & Tobacco 5.2%
Altria Group, Inc.	2,209,791	106,821,297
Archer-Daniels-Midland Co.	724,799	34,065,553
Brown-Forman Corp., Class B	179,092	16,596,456
Campbell Soup Co.	188,711	8,335,365
Coca-Cola Enterprises, Inc.	258,662	11,212,998
ConAgra Foods, Inc.	476,949	16,383,198
Constellation Brands, Inc., Class A *	186,465	17,069,006
Dr Pepper Snapple Group, Inc.	219,200	15,179,600
General Mills, Inc.	674,280	35,035,589
Hormel Foods Corp.	144,300	7,779,213
Kellogg Co.	294,334	18,825,603
Keurig Green Mountain, Inc.	132,600	20,122,050
Kraft Foods Group, Inc.	657,518	37,051,139
Lorillard, Inc.	405,091	24,913,097
McCormick & Co., Inc. - Non Voting Shares	156,502	11,067,821
Mead Johnson Nutrition Co.	223,200	22,165,992
Molson Coors Brewing Co., Class B	178,430	13,271,623
Mondelez International, Inc., Class A	1,881,354	66,336,542
Monster Beverage Corp. *	160,100	16,150,888
PepsiCo, Inc.	1,685,563	162,100,594
Philip Morris International, Inc.	1,733,446	154,294,028
Reynolds American, Inc.	343,696	21,621,915
The Coca-Cola Co.	4,371,456	183,076,577
The Hershey Co.	170,528	16,355,340
The JM Smucker Co.	124,275	12,924,600
Tyson Foods, Inc., Class A	330,290	13,327,202

		1,062,083,286

Health Care Equipment & Services 4.4%
Abbott Laboratories	1,669,286	72,764,177
Aetna, Inc.	401,775	33,150,455
AmerisourceBergen Corp.	247,246	21,117,281
Baxter International, Inc.	605,089	42,440,942
Becton, Dickinson & Co.	213,390	27,463,293
Boston Scientific Corp. *	1,434,274	19,047,159
C.R. Bard, Inc.	84,373	13,834,641
Cardinal Health, Inc.	378,733	29,722,966
CareFusion Corp. *	231,766	13,296,415
Cerner Corp. *	329,600	20,876,864
Cigna Corp.	293,308	29,204,678
Covidien plc	497,200	45,961,168
DaVita HealthCare Partners, Inc. *	203,500	15,887,245
DENTSPLY International, Inc.	149,900	7,610,423
Edwards Lifesciences Corp. *	115,800	14,002,536
Express Scripts Holding Co. *	826,095	63,460,618
Humana, Inc.	175,903	24,424,132
Intuitive Surgical, Inc. *	41,131	20,392,750
Laboratory Corp. of America Holdings *	97,291	10,632,933
McKesson Corp.	254,675	51,803,442
Medtronic, Inc.	1,103,439	75,210,402
Patterson Cos., Inc.	83,947	3,618,955
Quest Diagnostics, Inc.	156,880	9,955,605
St. Jude Medical, Inc.	327,187	20,995,590
Stryker Corp.	326,640	28,590,799
Tenet Healthcare Corp. *	112,904	6,328,269
UnitedHealth Group, Inc.	1,086,310	103,210,313
Universal Health Services, Inc., Class B	100,800	10,453,968
Varian Medical Systems, Inc. *	110,706	9,312,589
WellPoint, Inc.	301,929	38,251,385
Zimmer Holdings, Inc.	185,323	20,615,330

		903,637,323

Household & Personal Products 2.0%
Avon Products, Inc.	481,920	5,011,968
Colgate-Palmolive Co.	960,594	64,244,527
Kimberly-Clark Corp.	424,195	48,472,763
The Clorox Co.	140,857	14,015,272
The Estee Lauder Cos., Inc., Class A	251,952	18,941,751
The Procter & Gamble Co.	3,009,890	262,673,100

		413,359,381

Insurance 2.7%
ACE Ltd.	373,000	40,768,900
Aflac, Inc.	507,573	30,317,335
American International Group, Inc.	1,605,854	86,025,599
Aon plc	323,350	27,808,100
Assurant, Inc.	89,346	6,095,184
Cincinnati Financial Corp.	155,203	7,833,095
Genworth Financial, Inc., Class A *	548,164	7,668,814
Lincoln National Corp.	294,671	16,136,184
Loews Corp.	324,016	14,127,098
Marsh & McLennan Cos., Inc.	607,079	33,006,885
MetLife, Inc.	1,243,277	67,435,345
Principal Financial Group, Inc.	288,467	15,107,017
Prudential Financial, Inc.	504,531	44,671,175
The Allstate Corp.	501,310	32,509,954
The Chubb Corp.	267,893	26,617,848
The Hartford Financial Services Group, Inc.	521,095	20,624,940
The Progressive Corp.	600,020	15,846,528
The Travelers Cos., Inc.	368,360	37,130,688
Torchmark Corp.	143,266	7,587,367
Unum Group	276,440	9,249,682
XL Group plc	312,199	10,577,302

		557,145,040

See financial notes 3

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 3.2%
Air Products & Chemicals, Inc.	212,401	28,601,919
Airgas, Inc.	75,000	8,365,500
Alcoa, Inc.	1,303,564	21,847,733
Allegheny Technologies, Inc.	126,170	4,144,685
Avery Dennison Corp.	103,076	4,829,111
Ball Corp.	152,738	9,840,909
Bemis Co., Inc.	116,535	4,483,101
CF Industries Holdings, Inc.	57,525	14,956,500
E.I. du Pont de Nemours & Co.	1,020,404	70,560,937
Eastman Chemical Co.	172,716	13,951,999
Ecolab, Inc.	298,428	33,194,146
FMC Corp.	158,300	9,078,505
Freeport-McMoRan, Inc.	1,152,240	32,838,840
International Flavors & Fragrances, Inc.	89,743	8,898,018
International Paper Co.	493,989	25,005,723
LyondellBasell Industries N.V., Class A	472,100	43,258,523
Martin Marietta Materials, Inc.	67,000	7,833,640
MeadWestvaco Corp.	181,650	8,023,481
Monsanto Co.	579,000	66,608,160
Newmont Mining Corp.	550,646	10,330,119
Nucor Corp.	351,800	19,018,308
Owens-Illinois, Inc. *	157,500	4,058,775
PPG Industries, Inc.	152,248	31,011,395
Praxair, Inc.	323,579	40,767,718
Sealed Air Corp.	236,068	8,557,465
Sigma-Aldrich Corp.	127,254	17,295,091
The Dow Chemical Co.	1,247,035	61,603,529
The Mosaic Co.	363,000	16,084,530
The Sherwin-Williams Co.	97,636	22,413,320
Vulcan Materials Co.	151,071	9,322,591

		656,784,271

Media 3.4%
Cablevision Systems Corp., Class A	220,000	4,096,400
CBS Corp., Class B - Non Voting Shares	540,636	29,313,284
Comcast Corp., Class A	2,889,664	159,942,902
DIRECTV *	556,602	48,307,488
Discovery Communications, Inc., Class A *	192,700	6,811,945
Discovery Communications, Inc., Class C *	277,100	9,695,729
Gannett Co., Inc.	237,514	7,481,691
News Corp., Class A *	616,300	9,540,324
Omnicom Group, Inc.	280,047	20,124,177
Scripps Networks Interactive, Inc., Class A	116,593	9,005,643
The Interpublic Group of Cos., Inc.	454,565	8,814,015
The Walt Disney Co.	1,751,583	160,059,655
Time Warner Cable, Inc.	306,801	45,164,175
Time Warner, Inc.	951,074	75,581,851
Twenty-First Century Fox, Inc., Class A	2,094,801	72,228,739
Viacom, Inc., Class B	431,253	31,343,468

		697,511,486

Pharmaceuticals, Biotechnology & Life Sciences 9.5%
AbbVie, Inc.	1,756,386	111,460,256
Actavis plc *	292,394	70,975,720
Agilent Technologies, Inc.	376,466	20,811,040
Alexion Pharmaceuticals, Inc. *	218,500	41,812,160
Allergan, Inc.	330,758	62,863,865
Amgen, Inc.	843,159	136,743,527
Biogen Idec, Inc. *	261,991	84,120,070
Bristol-Myers Squibb Co.	1,830,464	106,514,700
Celgene Corp. *	893,826	95,719,826
Eli Lilly & Co.	1,088,123	72,175,199
Gilead Sciences, Inc. *	1,684,050	188,613,600
Hospira, Inc. *	178,482	9,584,483
Johnson & Johnson	3,145,925	339,067,797
Mallinckrodt plc *	125,000	11,522,500
Merck & Co., Inc.	3,211,014	186,046,151
Mylan, Inc. *	404,751	21,674,416
PerkinElmer, Inc.	141,360	6,137,851
Perrigo Co., plc	153,900	24,847,155
Pfizer, Inc.	7,089,733	212,337,503
Regeneron Pharmaceuticals, Inc. *	82,700	32,560,644
Thermo Fisher Scientific, Inc.	440,637	51,805,692
Vertex Pharmaceuticals, Inc. *	260,900	29,387,776
Waters Corp. *	92,152	10,210,442
Zoetis, Inc.	553,400	20,564,344

		1,947,556,717

Real Estate 2.3%
American Tower Corp.	437,100	42,617,250
Apartment Investment & Management Co., Class A	149,714	5,358,264
AvalonBay Communities, Inc.	138,599	21,599,268
Boston Properties, Inc.	165,976	21,037,458
CBRE Group, Inc., Class A *	307,440	9,838,080
Crown Castle International Corp.	362,300	28,302,876
Equity Residential	410,522	28,555,910
Essex Property Trust, Inc.	67,000	13,517,920
General Growth Properties, Inc.	736,000	19,069,760
HCP, Inc.	506,100	22,253,217
Health Care REIT, Inc.	362,800	25,798,708
Host Hotels & Resorts, Inc.	810,111	18,883,688
Iron Mountain, Inc.	191,360	6,902,355
Kimco Realty Corp.	496,859	12,396,632
Plum Creek Timber Co., Inc.	203,177	8,332,289
Prologis, Inc.	536,789	22,357,262
Public Storage	158,978	29,306,005
Simon Property Group, Inc.	340,853	61,084,266
The Macerich Co.	166,700	11,752,350
Ventas, Inc.	325,100	22,272,601
Vornado Realty Trust	202,756	22,197,727
Weyerhaeuser Co.	634,040	21,468,594

		474,902,480

Retailing 4.1%
Amazon.com, Inc. *	421,980	128,898,011
AutoNation, Inc. *	91,733	5,252,632
AutoZone, Inc. *	36,498	20,202,373

4 See financial notes

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bed Bath & Beyond, Inc. *	226,869	15,277,358
Best Buy Co., Inc.	327,357	11,175,968
CarMax, Inc. *	239,200	13,373,672
Dollar General Corp. *	335,000	20,994,450
Dollar Tree, Inc. *	230,600	13,967,442
Expedia, Inc.	114,513	9,730,170
Family Dollar Stores, Inc.	110,830	8,676,881
GameStop Corp., Class A	119,100	5,092,716
Genuine Parts Co.	177,738	17,254,805
Kohl’s Corp.	213,210	11,560,246
L Brands, Inc.	261,235	18,840,268
Lowe’s Cos., Inc.	1,104,888	63,199,594
Macy’s, Inc.	399,926	23,123,721
Netflix, Inc. *	66,900	26,276,313
Nordstrom, Inc.	151,296	10,985,603
O’Reilly Automotive, Inc. *	116,800	20,542,784
PetSmart, Inc.	106,900	7,734,215
Ross Stores, Inc.	227,200	18,339,584
Staples, Inc.	715,869	9,077,219
Target Corp.	699,708	43,255,948
The Gap, Inc.	294,662	11,164,743
The Home Depot, Inc.	1,500,150	146,294,628
The Priceline Group, Inc. *	57,915	69,857,652
The TJX Cos., Inc.	783,406	49,605,268
Tiffany & Co.	125,428	12,056,139
Tractor Supply Co.	150,000	10,983,000
TripAdvisor, Inc. *	129,813	11,509,221
Urban Outfitters, Inc. *	111,100	3,372,996

		837,675,620

Semiconductors & Semiconductor Equipment 2.3%
Altera Corp.	329,046	11,309,311
Analog Devices, Inc.	348,154	17,275,401
Applied Materials, Inc.	1,389,972	30,704,481
Avago Technologies Ltd.	278,000	23,977,500
Broadcom Corp., Class A	613,818	25,706,698
First Solar, Inc. *	77,300	4,552,970
Intel Corp.	5,532,605	188,163,896
KLA-Tencor Corp.	185,081	14,649,161
Lam Research Corp.	181,374	14,121,780
Linear Technology Corp.	255,168	10,931,397
Microchip Technology, Inc.	208,823	9,002,360
Micron Technology, Inc. *	1,209,275	40,014,910
NVIDIA Corp.	601,582	11,754,912
Texas Instruments, Inc.	1,192,254	59,207,334
Xilinx, Inc.	287,363	12,781,906

		474,154,017

Software & Services 10.1%
Accenture plc, Class A	699,300	56,727,216
Adobe Systems, Inc. *	511,276	35,850,673
Akamai Technologies, Inc. *	202,841	12,231,312
Alliance Data Systems Corp. *	62,100	17,596,035
Autodesk, Inc. *	251,781	14,487,479
Automatic Data Processing, Inc.	532,473	43,545,642
CA, Inc.	370,925	10,779,081
Citrix Systems, Inc. *	195,708	12,570,325
Cognizant Technology Solutions Corp., Class A *	672,096	32,831,890
Computer Sciences Corp.	162,140	9,793,256
eBay, Inc. *	1,263,769	66,347,873
Electronic Arts, Inc. *	335,792	13,757,398
Facebook, Inc., Class A *	2,316,800	173,736,832
Fidelity National Information Services, Inc.	317,934	18,564,166
Fiserv, Inc. *	280,704	19,503,314
Google, Inc., Class A *	315,912	179,396,947
Google, Inc., Class C *	316,358	176,869,431
International Business Machines Corp.	1,030,390	169,396,116
Intuit, Inc.	316,409	27,847,156
MasterCard, Inc., Class A	1,096,590	91,839,413
Microsoft Corp.	9,167,131	430,396,800
Oracle Corp.	3,617,586	141,266,733
Paychex, Inc.	348,165	16,342,865
Red Hat, Inc. *	210,100	12,379,092
salesforce.com, Inc. *	644,765	41,258,512
Symantec Corp.	753,650	18,705,593
Teradata Corp. *	161,371	6,829,221
The Western Union Co.	630,625	10,695,400
Total System Services, Inc.	177,100	5,984,209
VeriSign, Inc. *	126,725	7,573,086
Visa, Inc., Class A	547,300	132,134,639
Xerox Corp.	1,208,366	16,047,100
Yahoo! Inc. *	1,030,255	47,443,243

		2,070,728,048

Technology Hardware & Equipment 6.7%
Amphenol Corp., Class A	343,200	17,359,056
Apple, Inc.	6,660,715	719,357,220
Cisco Systems, Inc.	5,684,928	139,110,188
Corning, Inc.	1,445,287	29,527,213
EMC Corp.	2,261,445	64,971,315
F5 Networks, Inc. *	82,400	10,133,552
FLIR Systems, Inc.	149,700	5,019,441
Harris Corp.	131,400	9,145,440
Hewlett-Packard Co.	2,069,108	74,239,595
Jabil Circuit, Inc.	170,686	3,575,872
Juniper Networks, Inc.	443,265	9,339,594
Motorola Solutions, Inc.	252,122	16,261,869
NetApp, Inc.	369,974	15,834,887
QUALCOMM, Inc.	1,862,365	146,214,276
SanDisk Corp.	247,324	23,283,081
Seagate Technology plc	365,400	22,958,082
TE Connectivity Ltd.	449,600	27,484,048
Western Digital Corp.	242,000	23,805,540

		1,357,620,269

Telecommunication Services 2.3%
AT&T, Inc.	5,763,736	200,808,562
CenturyLink, Inc.	645,643	26,781,272
Frontier Communications Corp.	1,102,945	7,213,260
Verizon Communications, Inc.	4,601,178	231,209,194
Windstream Holdings, Inc. (b)	676,274	7,087,352

		473,099,640

Transportation 2.1%
C.H. Robinson Worldwide, Inc.	168,095	11,633,855
CSX Corp.	1,087,991	38,765,119

See financial notes 5

 Schwab S&P 500 Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Delta Air Lines, Inc.	945,400	38,033,442
Expeditors International of Washington, Inc.	239,100	10,200,006
FedEx Corp.	294,368	49,277,203
Kansas City Southern	129,400	15,889,026
Norfolk Southern Corp.	335,892	37,163,091
Ryder System, Inc.	60,702	5,370,306
Southwest Airlines Co.	753,336	25,975,025
Union Pacific Corp.	1,000,550	116,514,048
United Parcel Service, Inc., Class B	778,518	81,674,323

		430,495,444

Utilities 3.1%
AES Corp.	703,349	9,896,121
AGL Resources, Inc.	129,640	6,988,892
Ameren Corp.	257,420	10,899,163
American Electric Power Co., Inc.	539,102	31,451,211
CenterPoint Energy, Inc.	515,266	12,649,780
CMS Energy Corp.	317,784	10,382,003
Consolidated Edison, Inc.	330,165	20,919,254
Dominion Resources, Inc.	642,464	45,807,683
DTE Energy Co.	189,412	15,562,090
Duke Energy Corp.	778,999	63,994,768
Edison International	369,493	23,122,872
Entergy Corp.	198,153	16,648,815
Exelon Corp.	948,493	34,705,359
FirstEnergy Corp.	463,794	17,318,068
Integrys Energy Group, Inc.	86,594	6,293,652
NextEra Energy, Inc.	481,738	48,279,782
NiSource, Inc.	349,362	14,694,166
Northeast Utilities	359,500	17,741,325
NRG Energy, Inc.	378,600	11,350,428
Pepco Holdings, Inc.	312,500	8,543,750
PG&E Corp.	532,906	26,815,830
Pinnacle West Capital Corp.	125,361	7,705,941
PPL Corp.	758,470	26,538,865
Public Service Enterprise Group, Inc.	558,870	23,086,920
SCANA Corp.	157,500	8,645,175
Sempra Energy	251,269	27,639,590
TECO Energy, Inc.	273,819	5,369,591
The Southern Co.	983,925	45,614,763
Wisconsin Energy Corp.	269,500	13,383,370
Xcel Energy, Inc.	543,886	18,203,864

		630,253,091

Total Common Stock
(Cost $11,021,049,498)		19,950,703,019

Other Investment Company 0.1% of net assets

Securities Lending Collateral 0.1%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (e)	29,007,003	29,007,003

Total Other Investment Company
(Cost $29,007,003)		29,007,003

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.3% of net assets

Time Deposits 2.2%
Bank of Tokyo - Mitsubishi UFJ
0.03%, 11/03/14	202,290,854	202,290,854
DNB
0.03%, 11/03/14	52,943,644	52,943,644
Wells Fargo
0.03%, 11/03/14	202,290,854	202,290,854

		457,525,352

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (c)(d)	1,500,000	1,500,000
0.01%, 12/18/14 (c)(d)	20,900,000	20,899,662

		22,399,662

Total Short-Term Investments
(Cost $479,925,014)		479,925,014

End of Investments.

At 10/31/14, tax basis cost of the fund’s investments was $11,566,619,637 and the unrealized appreciation and depreciation were $9,323,536,713 and ($430,521,314), respectively, with a net unrealized appreciation of $8,893,015,399.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $28,501,109.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

6 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Common Stock	1,808,542,039	2,564,440,457
0.0%	Rights	320,914	320,914
0.0%	Warrants	—	—
5.1%	Other Investment Company	130,686,609	130,686,609
0.5%	Short-Term Investments	13,560,292	13,560,292

105.5%	Total Investments	1,953,109,854	2,709,008,272
(5.5%)	Other Assets and Liabilities, Net		(142,203,233)

100.0%	Net Assets		2,566,805,039

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	101,100	1,954,263
Cooper Tire & Rubber Co.	94,699	3,050,255
Cooper-Standard Holding, Inc. *	20,100	1,097,058
Dana Holding Corp.	251,200	5,139,552
Dorman Products, Inc. *	40,100	1,859,036
Drew Industries, Inc.	34,800	1,672,488
Federal-Mogul Holdings Corp. *	42,300	660,303
Fox Factory Holding Corp. *	14,100	238,854
Fuel Systems Solutions, Inc. *	22,300	205,829
Gentherm, Inc. *	52,600	2,193,420
Modine Manufacturing Co. *	73,100	937,873
Motorcar Parts of America, Inc. *	22,100	641,784
Remy International, Inc.	20,000	369,600
Shiloh Industries, Inc. *	12,600	214,704
Spartan Motors, Inc.	44,700	254,343
Standard Motor Products, Inc.	28,800	1,138,176
Stoneridge, Inc. *	42,600	553,374
Strattec Security Corp.	5,100	528,972
Superior Industries International, Inc.	37,500	731,625
Tenneco, Inc. *	90,936	4,761,409
Tower International, Inc. *	30,200	733,860
Winnebago Industries, Inc. *	46,800	992,628

		29,929,406

Banks 9.6%
1st Source Corp.	23,821	745,359
1st United Bancorp, Inc.	43,000	380,550
American National Bankshares, Inc.	10,700	258,940
Ameris Bancorp	38,000	942,400
Ames National Corp. (c)	15,500	384,400
Arrow Financial Corp.	14,430	395,238
Astoria Financial Corp.	130,200	1,712,130
Banc of California, Inc.	43,600	513,172
BancFirst Corp.	10,116	657,540
Banco Latinoamericano de Comercio Exterior, S.A., Class E	45,657	1,535,902
BancorpSouth, Inc.	143,100	3,295,593
Bank Mutual Corp.	78,600	517,974
Bank of Marin Bancorp	9,100	454,272
Bank of the Ozarks, Inc.	116,900	4,119,556
BankFinancial Corp.	28,200	336,426
Banner Corp.	29,700	1,283,634
BBCN Bancorp, Inc.	114,300	1,616,202
BBX Capital Corp., Class A *	10,300	189,520
Beneficial Mutual Bancorp, Inc. *	44,503	597,675
Berkshire Hills Bancorp, Inc.	38,700	997,686
Blue Hills Bancorp, Inc. *	34,000	453,220
BNC Bancorp	32,787	557,707
BofI Holding, Inc. *	20,800	1,602,016
Boston Private Financial Holdings, Inc.	116,000	1,525,400
Bridge Bancorp, Inc.	16,100	422,786
Bridge Capital Holdings *	12,200	294,264
Brookline Bancorp, Inc.	105,522	1,011,956
Bryn Mawr Bank Corp.	19,300	595,019
C1 Financial, Inc. *(c)	6,700	115,709
Camden National Corp.	10,300	421,373
Capital Bank Financial Corp., Class A *	35,300	913,917
Capital City Bank Group, Inc.	15,300	231,183
Capitol Federal Financial, Inc.	210,000	2,690,100
Cardinal Financial Corp.	48,200	925,440
Cascade Bancorp *	55,003	281,065
Cathay General Bancorp	127,622	3,370,497
Centerstate Banks, Inc.	52,100	606,444
Central Pacific Financial Corp.	25,100	474,390
Century Bancorp, Inc., Class A	4,700	178,506
Charter Financial Corp.	32,459	368,085
Chemical Financial Corp.	50,231	1,495,879
Citizens & Northern Corp.	16,300	324,370
City Holding Co.	22,100	994,279
Clifton Bancorp, Inc.	38,861	505,970
CNB Financial Corp.	20,700	374,877
CoBiz Financial, Inc.	49,300	592,586
Columbia Banking System, Inc.	77,500	2,152,950
Community Bank System, Inc.	67,200	2,563,680
Community Trust Bancorp, Inc.	21,780	782,991
CommunityOne Bancorp *	13,700	145,768
ConnectOne Bancorp, Inc.	32,060	593,110
CU Bancorp *	13,400	264,650
Customers Bancorp, Inc. *	37,450	715,295
CVB Financial Corp.	155,319	2,450,934
Dime Community Bancshares, Inc.	50,600	796,950
Eagle Bancorp, Inc. *	34,480	1,238,866
Enterprise Bancorp, Inc.	13,914	327,396

See financial notes 19

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Enterprise Financial Services Corp.	28,000	527,800
ESB Financial Corp.	20,040	373,946
Essent Group Ltd. *	61,100	1,487,174
EverBank Financial Corp.	133,700	2,560,355
F.N.B. Corp.	256,137	3,275,992
FCB Financial Holdings, Inc., Class A *	8,300	190,485
Federal Agricultural Mortgage Corp., Class C	15,800	526,140
Fidelity Southern Corp.	28,448	436,677
Financial Institutions, Inc.	18,500	465,090
First Bancorp (North Carolina)	31,600	572,592
First BanCorp (Puerto Rico) *	152,900	796,609
First Bancorp, Inc.	12,096	213,978
First Busey Corp.	103,200	645,000
First Business Financial Services, Inc.	5,800	272,194
First Citizens BancShares, Inc., Class A	11,100	2,788,431
First Commonwealth Financial Corp.	144,929	1,355,086
First Community Bancshares, Inc.	24,600	402,702
First Connecticut Bancorp, Inc.	23,900	373,796
First Defiance Financial Corp.	13,000	398,190
First Financial Bancorp	88,789	1,557,359
First Financial Bankshares, Inc.	96,462	3,065,562
First Financial Corp.	17,700	613,836
First Financial Northwest, Inc.	22,000	255,200
First Interstate BancSystem, Inc., Class A	28,833	845,960
First Merchants Corp.	50,700	1,148,355
First Midwest Bancorp, Inc.	112,863	1,894,970
First NBC Bank Holding Co. *	21,900	804,387
FirstMerit Corp.	246,215	4,518,045
Flagstar Bancorp, Inc. *	28,300	444,876
Flushing Financial Corp.	47,500	956,650
Fox Chase Bancorp, Inc.	19,500	319,410
Franklin Financial Corp. *	15,300	317,628
German American Bancorp, Inc.	20,700	618,309
Glacier Bancorp, Inc.	109,611	3,144,740
Great Southern Bancorp, Inc.	13,600	516,936
Green Bancorp, Inc. *	7,000	119,630
Guaranty Bancorp	20,920	329,908
Hampton Roads Bankshares, Inc. *	74,100	128,934
Hancock Holding Co.	128,349	4,516,601
Hanmi Financial Corp.	45,900	984,555
Heartland Financial USA, Inc.	24,500	651,700
Heritage Commerce Corp.	27,900	242,730
Heritage Financial Corp.	45,545	799,315
Heritage Oaks Bancorp	27,600	217,212
Home BancShares, Inc.	79,380	2,533,810
Home Loan Servicing Solutions Ltd.	106,900	2,053,549
HomeStreet, Inc.	24,822	432,399
HomeTrust Bancshares, Inc. *	29,400	454,230
Horizon Bancorp	12,400	318,928
Hudson Valley Holding Corp.	20,000	454,800
Iberiabank Corp.	46,900	3,229,534
Independent Bank Corp., Massachusetts	36,100	1,472,880
Independent Bank Corp., Michigan	33,600	405,552
Independent Bank Group, Inc.	13,400	598,846
International Bancshares Corp.	82,800	2,349,036
Investors Bancorp, Inc.	537,604	5,779,243
Kearny Financial Corp. *	22,000	313,280
Ladder Capital Corp., Class A *	22,800	432,972
Lakeland Bancorp, Inc.	53,497	587,932
Lakeland Financial Corp.	23,200	961,408
Macatawa Bank Corp.	33,800	176,098
MainSource Financial Group, Inc.	33,544	610,165
MB Financial, Inc.	97,046	3,061,801
Mercantile Bank Corp.	25,300	499,169
Merchants Bancshares, Inc.	9,946	296,291
Meridian Bancorp, Inc. *	28,891	327,624
Meta Financial Group, Inc.	7,800	292,578
Metro Bancorp, Inc. *	23,269	582,656
MGIC Investment Corp. *	513,600	4,581,312
MidSouth Bancorp, Inc.	10,200	193,188
MidWestOne Financial Group, Inc.	9,300	248,124
National Bank Holdings Corp., Class A	59,400	1,163,646
National Bankshares, Inc.	9,300	291,183
National Penn Bancshares, Inc.	177,978	1,831,394
NBT Bancorp, Inc.	62,323	1,600,455
NewBridge Bancorp *	49,300	438,277
NMI Holdings, Inc., Class A *	74,100	663,195
Northfield Bancorp, Inc.	78,586	1,119,065
Northrim BanCorp, Inc.	8,900	257,210
Northwest Bancshares, Inc.	140,909	1,807,862
OceanFirst Financial Corp.	19,600	324,772
OFG Bancorp	64,500	1,004,265
Old Line Bancshares, Inc.	12,300	196,554
Old National Bancorp	187,883	2,733,698
OmniAmerican Bancorp, Inc.	15,900	429,936
Opus Bank *	7,500	197,250
Oritani Financial Corp.	67,950	1,003,622
Pacific Continental Corp.	24,700	356,174
Pacific Premier Bancorp, Inc. *	30,000	485,700
Palmetto Bancshares, Inc.	7,300	121,326
Park National Corp.	18,853	1,590,628
Park Sterling Corp.	62,100	475,686
Peapack-Gladstone Financial Corp.	17,700	323,025
Penns Woods Bancorp, Inc.	7,100	344,563
PennyMac Financial Services, Inc., Class A *	18,200	303,212
Peoples Bancorp, Inc.	14,100	347,565
Peoples Financial Services Corp. (c)	11,100	556,887
Pinnacle Financial Partners, Inc.	51,932	2,035,734
Preferred Bank	16,100	427,938
PrivateBancorp, Inc.	105,076	3,396,056
Prosperity Bancshares, Inc.	105,600	6,377,184
Provident Financial Services, Inc.	89,751	1,636,161
Radian Group, Inc.	286,004	4,819,167
Renasant Corp.	48,181	1,452,657
Republic Bancorp, Inc., Class A	13,300	322,525
Republic First Bancorp, Inc. *	45,400	180,238
S&T Bancorp, Inc.	46,181	1,274,134
Sandy Spring Bancorp, Inc.	39,900	1,029,420

20 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Seacoast Banking Corp of Florida *	26,520	338,395
ServisFirst Bancshares, Inc.	4,200	123,858
Sierra Bancorp	15,900	272,844
Simmons First National Corp., Class A	25,700	1,079,143
South State Corp.	35,763	2,156,867
Southside Bancshares, Inc. (c)	27,894	936,681
Southwest Bancorp, Inc.	32,600	587,778
Square 1 Financial, Inc., Class A *	8,800	175,032
State Bank Financial Corp.	50,800	910,336
Sterling Bancorp	121,067	1,702,202
Stock Yards Bancorp, Inc.	23,620	786,074
Stonegate Bank	14,600	396,974
Stonegate Mortgage Corp. *(c)	21,000	303,660
Suffolk Bancorp	16,500	378,840
Sun Bancorp, Inc. *	10,080	203,616
Susquehanna Bancshares, Inc.	291,908	2,863,618
Talmer Bancorp, Inc., Class A	26,700	373,266
Territorial Bancorp, Inc.	16,000	343,680
Texas Capital Bancshares, Inc. *	65,600	4,011,440
The Bancorp, Inc. *	52,100	492,866
The Bank of Kentucky Financial Corp.	11,000	516,010
The First of Long Island Corp.	19,500	513,630
Tompkins Financial Corp.	23,042	1,156,708
Towne Bank	43,379	657,626
Tree.com, Inc. *	8,300	307,017
Trico Bancshares	26,900	707,470
TriState Capital Holdings, Inc. *	32,400	315,900
TrustCo Bank Corp.	147,155	1,074,232
Trustmark Corp.	99,977	2,432,440
UMB Financial Corp.	55,400	3,300,732
Umpqua Holdings Corp.	251,821	4,432,050
Union Bankshares Corp.	69,268	1,557,145
United Bankshares, Inc.	101,348	3,474,209
United Community Banks, Inc.	73,400	1,323,402
United Community Financial Corp.	71,100	364,032
United Financial Bancorp, Inc.	79,107	1,109,871
Univest Corp. of Pennsylvania	22,500	461,700
Valley National Bancorp (c)	294,100	2,935,118
ViewPoint Financial Group, Inc.	57,100	1,557,117
Walker & Dunlop, Inc. *	34,100	549,351
Washington Federal, Inc.	148,700	3,246,121
Washington Trust Bancorp, Inc.	21,000	805,770
Waterstone Financial, Inc.	50,504	618,169
Webster Financial Corp.	134,400	4,212,096
WesBanco, Inc.	39,298	1,354,209
West Bancorp, Inc.	20,800	344,864
Westamerica Bancorp	38,600	1,904,524
Western Alliance Bancorp *	113,952	3,033,402
Wilshire Bancorp, Inc.	98,300	973,170
Wintrust Financial Corp.	68,255	3,161,572
WSFS Financial Corp.	12,500	983,125
Yadkin Financial Corp. *	32,562	632,028

		245,586,591

Capital Goods 8.5%
AAON, Inc.	61,087	1,200,360
AAR Corp.	60,497	1,603,170
Accuride Corp. *	65,000	313,300
Aceto Corp.	46,100	1,048,314
Actuant Corp., Class A	104,148	3,300,450
Advanced Drainage Systems, Inc. *	17,900	390,936
Aegion Corp. *	54,400	996,608
Aerovironment, Inc. *	26,700	818,355
Aircastle Ltd.	94,800	1,808,784
Alamo Group, Inc.	10,500	449,820
Albany International Corp., Class A	42,100	1,590,538
Altra Industrial Motion Corp.	38,400	1,210,368
Ameresco, Inc., Class A *	27,700	228,248
American Railcar Industries, Inc.	14,631	962,866
American Science & Engineering, Inc.	12,200	674,660
American Woodmark Corp. *	18,900	773,199
Apogee Enterprises, Inc.	43,400	1,905,260
Applied Industrial Technologies, Inc.	62,466	3,048,965
ARC Group Worldwide, Inc. *(c)	6,000	81,840
Argan, Inc.	19,900	692,719
Astec Industries, Inc.	27,695	1,049,917
Astronics Corp. *	27,792	1,439,904
AZZ, Inc.	38,800	1,814,288
Barnes Group, Inc.	80,440	2,940,886
Beacon Roofing Supply, Inc. *	72,382	2,002,810
Blount International, Inc. *	77,662	1,189,005
Briggs & Stratton Corp.	69,593	1,406,475
Builders FirstSource, Inc. *	60,900	361,137
CAI International, Inc. *	24,500	515,725
Capstone Turbine Corp. *(c)	483,600	483,600
Chart Industries, Inc. *	45,102	2,099,498
CIRCOR International, Inc.	26,300	1,976,445
CLARCOR, Inc.	74,600	4,995,216
Columbus McKinnon Corp.	30,600	870,570
Comfort Systems USA, Inc.	57,000	875,520
Commercial Vehicle Group, Inc. *	33,500	219,425
Continental Building Products, Inc. *	20,200	297,748
Cubic Corp.	30,215	1,457,572
Curtiss-Wright Corp.	71,982	4,981,874
DigitalGlobe, Inc. *	110,735	3,165,914
Douglas Dynamics, Inc.	30,400	630,192
Ducommun, Inc. *	15,100	398,791
DXP Enterprises, Inc. *	19,000	1,259,510
Dycom Industries, Inc. *	50,500	1,585,195
Dynamic Materials Corp.	23,217	422,782
EMCOR Group, Inc.	99,500	4,390,935
Encore Wire Corp.	35,941	1,363,602
Energy Recovery, Inc. *(c)	61,300	280,754
EnerSys	70,978	4,457,418
Engility Holdings, Inc. *	30,800	1,330,560
Enphase Energy, Inc. *	32,800	492,656
EnPro Industries, Inc. *	34,000	2,194,020
Erickson, Inc. *(c)	5,400	75,816
ESCO Technologies, Inc.	37,669	1,432,175
Esterline Technologies Corp. *	47,000	5,504,170
Federal Signal Corp.	94,400	1,340,480
Franklin Electric Co., Inc.	70,936	2,648,750
FreightCar America, Inc.	16,000	527,520

See financial notes 21

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
FuelCell Energy, Inc. *(c)	330,000	666,600
Furmanite Corp. *	59,700	446,556
GenCorp, Inc. *	89,400	1,516,224
Generac Holdings, Inc. *	103,700	4,701,758
General Cable Corp.	78,800	1,116,596
General Finance Corp. *	16,200	139,644
Gibraltar Industries, Inc. *	46,000	701,500
Global Brass & Copper Holdings, Inc.	31,300	438,200
Global Power Equipment Group, Inc.	23,600	321,668
GrafTech International Ltd. *	176,400	756,756
Graham Corp.	15,200	509,200
Granite Construction, Inc.	58,000	2,140,780
Great Lakes Dredge & Dock Corp. *	85,200	595,548
Griffon Corp.	78,021	958,878
H&E Equipment Services, Inc.	46,100	1,723,679
Harsco Corp.	118,500	2,569,080
HEICO Corp.	102,306	5,549,077
Hillenbrand, Inc.	92,100	3,066,009
Houston Wire & Cable Co.	23,800	322,728
Hurco Cos., Inc.	8,600	331,358
Hyster-Yale Materials Handling, Inc.	15,554	1,220,833
Insteel Industries, Inc.	29,600	705,664
John Bean Technologies Corp.	44,800	1,342,656
Kadant, Inc.	16,500	682,110
Kaman Corp.	39,349	1,694,368
Kratos Defense & Security Solutions, Inc. *	62,600	436,322
L.B. Foster Co., Class A	14,500	784,305
Layne Christensen Co. *	28,311	203,839
Lindsay Corp. (c)	19,331	1,695,329
LMI Aerospace, Inc. *	12,300	162,114
LSI Industries, Inc.	34,500	247,020
Lydall, Inc. *	26,600	822,738
Manitex International, Inc. *	17,500	200,025
Masonite International Corp. *	43,200	2,335,392
MasTec, Inc. *	99,973	2,863,227
Meritor, Inc. *	145,700	1,674,093
Miller Industries, Inc.	15,800	312,366
Moog, Inc., Class A *	67,700	5,181,758
Mueller Industries, Inc.	84,248	2,734,690
Mueller Water Products, Inc., Class A	238,600	2,354,982
MYR Group, Inc. *	33,000	856,020
National Presto Industries, Inc. (c)	7,100	447,726
NCI Building Systems, Inc. *	41,200	818,644
NN, Inc.	26,700	667,500
Norcraft Cos, Inc. *	10,700	181,900
Nortek, Inc. *	14,128	1,176,580
Northwest Pipe Co. *	15,513	555,055
Omega Flex, Inc.	10,802	287,549
Orbital Sciences Corp. *	90,336	2,375,837
Orion Marine Group, Inc. *	36,200	396,752
Patrick Industries, Inc. *	12,000	512,640
PGT, Inc. *	69,300	651,767
Pike Corp. *	37,000	441,780
Plug Power, Inc. *(c)	245,100	1,154,421
Ply Gem Holdings, Inc. *	32,400	367,740
Polypore International, Inc. *	66,100	2,903,112
Powell Industries, Inc.	13,000	591,890
Power Solutions International, Inc. *	6,600	432,300
PowerSecure International, Inc. *	31,100	347,387
Preformed Line Products Co.	3,300	188,067
Primoris Services Corp.	56,900	1,634,168
Proto Labs, Inc. *	33,200	2,170,284
Quanex Building Products Corp.	55,404	1,109,188
Raven Industries, Inc.	53,000	1,343,550
RBC Bearings, Inc.	33,500	2,035,125
Revolution Lighting Technologies, Inc. *(c)	42,300	73,179
Rexnord Corp. *	114,800	3,392,340
Rush Enterprises, Inc., Class A *	51,987	1,980,705
SIFCO Industries, Inc.	3,700	125,874
Simpson Manufacturing Co., Inc.	60,494	2,001,142
Sparton Corp. *	14,600	395,660
Standex International Corp.	19,600	1,690,500
Sterling Construction Co., Inc. *	22,000	194,040
Stock Building Supply Holdings, Inc. *	21,400	335,766
Sun Hydraulics Corp.	32,750	1,303,777
TAL International Group, Inc. *	50,300	2,169,439
Taser International, Inc. *	84,200	1,586,328
TCP International Holdings Ltd. *	16,300	113,122
Teledyne Technologies, Inc. *	55,571	5,758,823
Tennant Co.	29,400	2,167,662
Textainer Group Holdings Ltd.	33,331	1,147,920
The ExOne Co. *(c)	14,600	358,722
The Gorman-Rupp Co.	29,031	921,444
The Greenbrier Cos., Inc. (c)	40,500	2,532,870
The KEYW Holding Corp. *(c)	45,400	460,810
Thermon Group Holdings, Inc. *	46,800	1,140,516
Titan International, Inc.	64,600	682,176
Titan Machinery, Inc. *(c)	23,200	319,232
Trex Co., Inc. *	51,572	2,217,596
TriMas Corp. *	67,000	2,121,220
Tutor Perini Corp. *	54,030	1,513,380
Twin Disc, Inc.	11,300	294,026
Universal Forest Products, Inc.	30,262	1,512,192
Vicor Corp. *	26,200	356,582
Wabash National Corp. *	98,800	1,017,640
Watsco, Inc.	38,506	3,912,980
Watts Water Technologies, Inc., Class A	42,718	2,589,992
Woodward, Inc.	100,500	5,146,605
Xerium Technologies, Inc. *	15,600	232,752

		219,217,279

Commercial & Professional Supplies 3.6%
ABM Industries, Inc.	82,409	2,277,785
Acacia Research Corp. (c)	72,500	1,305,000
ACCO Brands Corp. *	182,600	1,502,798
ARC Document Solutions, Inc. *	64,500	654,675
Barrett Business Services, Inc.	10,200	239,802
Brady Corp., Class A	69,929	1,667,107
Casella Waste Systems, Inc., Class A *	52,000	234,000
CBIZ, Inc. *	64,100	591,643
CDI Corp.	19,400	333,486

22 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ceco Environmental Corp.	32,152	460,417
Cenveo, Inc. *(c)	73,800	168,264
Civeo Corp.	144,300	1,759,017
Corporate Resource Services, Inc. *(c)	36,000	43,920
CRA International, Inc. *	14,500	435,000
Deluxe Corp.	73,446	4,465,517
Ennis, Inc.	38,200	566,506
Exponent, Inc.	20,100	1,604,382
Franklin Covey Co. *	17,900	351,019
FTI Consulting, Inc. *	60,600	2,447,028
G&K Services, Inc., Class A	29,830	1,881,378
GP Strategies Corp. *	26,700	885,372
Healthcare Services Group, Inc.	102,425	3,050,216
Heidrick & Struggles International, Inc.	24,100	501,762
Heritage-Crystal Clean, Inc. *	16,900	306,566
Herman Miller, Inc.	88,300	2,825,600
Hill International, Inc. *	35,300	136,964
HNI Corp.	68,300	3,186,195
Huron Consulting Group, Inc. *	34,800	2,422,428
ICF International, Inc. *	28,200	1,024,788
InnerWorkings, Inc. *	63,200	573,856
Insperity, Inc.	33,210	1,048,108
Interface, Inc.	97,500	1,562,925
Kelly Services, Inc., Class A	38,323	675,634
Kforce, Inc.	39,300	909,795
Kimball International, Inc., Class B	51,600	927,768
Knoll, Inc.	73,803	1,467,942
Korn/Ferry International *	74,261	2,074,110
Matthews International Corp., Class A	44,959	2,071,711
McGrath RentCorp	39,735	1,451,519
Mistras Group, Inc. *	26,414	435,567
Mobile Mini, Inc.	68,568	3,005,335
MSA Safety, Inc.	43,089	2,476,325
Multi-Color Corp.	18,500	912,050
Navigant Consulting, Inc. *	72,548	1,116,514
NL Industries, Inc.	8,900	64,881
On Assignment, Inc. *	79,700	2,319,270
Paylocity Holding Corp. *(c)	12,300	301,350
Pendrell Corp. *	230,900	385,603
Performant Financial Corp. *	43,700	377,131
Quad Graphics, Inc.	41,700	919,485
Quest Resource Holding Corp. *(c)	19,000	29,640
Resources Connection, Inc.	55,350	856,264
RPX Corp. *	77,800	1,093,090
SP Plus Corp. *	21,200	462,584
Steelcase, Inc., Class A	127,642	2,261,816
Team, Inc. *	31,600	1,331,624
Tetra Tech, Inc.	97,100	2,603,251
The Advisory Board Co. *	54,782	2,940,150
The Brink’s Co.	72,300	1,518,300
The Corporate Executive Board Co.	50,622	3,730,841
TriNet Group, Inc. *	23,100	691,152
TrueBlue, Inc. *	61,576	1,522,159
UniFirst Corp.	22,135	2,469,381
United Stationers, Inc.	57,734	2,411,549
US Ecology, Inc.	31,200	1,568,736
Viad Corp.	30,396	775,402
VSE Corp.	5,500	331,540
WageWorks, Inc. *	51,500	2,936,015
West Corp.	56,500	1,808,000

		93,747,008

Consumer Durables & Apparel 2.6%
Arctic Cat, Inc.	18,800	632,808
Beazer Homes USA, Inc. *	38,540	691,022
Black Diamond, Inc. *	36,700	284,792
Brunswick Corp.	136,700	6,397,560
Callaway Golf Co.	125,469	983,677
Cavco Industries, Inc. *	13,000	947,310
Century Communities, Inc. *	6,900	127,512
Columbia Sportswear Co.	40,600	1,564,724
Crocs, Inc. *	133,500	1,559,280
CSS Industries, Inc.	13,400	382,704
Culp, Inc.	12,000	227,640
Escalade, Inc.	14,500	165,880
Ethan Allen Interiors, Inc.	38,179	1,080,466
Flexsteel Industries, Inc.	6,200	212,722
G-III Apparel Group Ltd. *	28,355	2,249,969
Helen of Troy Ltd. *	42,000	2,597,700
Hovnanian Enterprises, Inc., Class A *(c)	161,300	606,488
Iconix Brand Group, Inc. *	67,200	2,688,672
Installed Building Products, Inc. *	12,800	185,728
iRobot Corp. *(c)	47,600	1,700,272
JAKKS Pacific, Inc. *(c)	36,400	232,232
Johnson Outdoors, Inc., Class A	8,500	255,425
KB Home	125,600	1,976,944
La-Z-Boy, Inc.	79,600	1,819,656
LeapFrog Enterprises, Inc. *	90,800	483,056
LGI Homes, Inc. *	21,000	407,820
Libbey, Inc. *	34,179	982,646
Lifetime Brands, Inc.	12,400	212,164
M.D.C. Holdings, Inc.	59,600	1,455,432
M/I Homes, Inc. *	34,500	743,130
Malibu Boats, Inc., Class A *	12,300	229,518
Marine Products Corp.	13,700	115,628
Meritage Homes Corp. *	58,985	2,170,058
Movado Group, Inc.	27,200	960,160
NACCO Industries, Inc., Class A	7,777	455,499
Nautilus, Inc. *	44,200	591,396
Oxford Industries, Inc.	22,396	1,371,755
Perry Ellis International, Inc. *	16,800	343,560
Quiksilver, Inc. *	206,300	361,025
Sequential Brands Group, Inc. *	24,800	310,992
Skechers U.S.A., Inc., Class A *	59,778	3,272,846
Skullcandy, Inc. *	22,200	185,148
Smith & Wesson Holding Corp. *(c)	80,900	821,944
Standard Pacific Corp. *	209,500	1,550,300
Steven Madden Ltd. *	85,550	2,681,993
Sturm, Ruger & Co., Inc. (c)	29,100	1,212,888
The Dixie Group, Inc. *	22,000	173,360
The New Home Co., Inc. *	16,049	243,463
The Ryland Group, Inc.	68,400	2,449,404
TRI Pointe Homes, Inc. *	214,600	2,937,874
Tumi Holdings, Inc. *	73,300	1,522,441
Turtle Beach Corp. *(c)	11,000	63,580

See financial notes 23

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
UCP, Inc., Class A *	11,100	151,959
Unifi, Inc. *	21,300	595,761
Universal Electronics, Inc. *	24,700	1,405,183
Vera Bradley, Inc. *	30,900	704,520
Vince Holding Corp. *	16,700	585,335
WCI Communities, Inc. *	17,200	322,672
William Lyon Homes, Class A *	25,700	608,062
Wolverine World Wide, Inc.	149,872	4,067,526

		66,321,281

Consumer Services 4.0%
2U, Inc. *	15,100	274,820
American Public Education, Inc. *	25,200	780,948
Ascent Capital Group, Inc., Class A *	19,700	1,266,710
Belmond Ltd., Class A *	143,700	1,646,802
Biglari Holdings, Inc. *	2,960	1,033,514
BJ’s Restaurants, Inc. *	36,300	1,597,926
Bloomin’ Brands, Inc. *	113,200	2,140,612
Bob Evans Farms, Inc.	36,246	1,770,617
Boyd Gaming Corp. *	113,800	1,314,390
Bravo Brio Restaurant Group, Inc. *	28,900	400,843
Bridgepoint Education, Inc. *	29,700	375,408
Bright Horizons Family Solutions, Inc. *	45,000	2,005,200
Buffalo Wild Wings, Inc. *	28,168	4,204,919
Caesars Acquisition Co., Class A *	67,100	700,524
Caesars Entertainment Corp. *(c)	75,200	916,688
Capella Education Co.	15,800	1,117,692
Career Education Corp. *	91,200	528,960
Carriage Services, Inc.	21,800	435,128
Carrols Restaurant Group, Inc. *	51,700	398,607
Chegg, Inc. *(c)	108,100	718,865
Churchill Downs, Inc.	20,561	2,096,811
Chuy’s Holdings, Inc. *	23,100	690,921
ClubCorp Holdings, Inc.	30,000	571,800
Collectors Universe, Inc. (c)	10,100	248,460
Cracker Barrel Old Country Store, Inc.	28,481	3,285,283
Del Frisco’s Restaurant Group, Inc. *	34,700	805,734
Denny’s Corp. *	132,500	1,142,150
Diamond Resorts International, Inc. *	51,900	1,347,324
DineEquity, Inc.	24,897	2,214,837
Education Management Corp. *(c)	36,600	21,781
Einstein Noah Restaurant Group, Inc.	16,300	330,075
El Pollo Loco Holdings, Inc. *(c)	11,900	424,235
Empire Resorts, Inc. *(c)	22,100	165,529
Famous Dave’s of America, Inc. *	6,900	179,883
Fiesta Restaurant Group, Inc. *	39,300	2,167,395
Grand Canyon Education, Inc. *	69,875	3,347,012
Houghton Mifflin Harcourt Co. *	159,900	3,199,599
Ignite Restaurant Group, Inc. *	9,100	62,699
International Speedway Corp., Class A	43,200	1,353,456
Interval Leisure Group, Inc.	61,100	1,285,544
Intrawest Resorts Holdings, Inc. *	26,900	286,216
Isle of Capri Casinos, Inc. *	27,300	202,839
ITT Educational Services, Inc. *(c)	33,300	336,663
Jack in the Box, Inc.	61,088	4,339,691
Jamba, Inc. *	31,660	422,661
K12, Inc. *	50,400	624,960
Krispy Kreme Doughnuts, Inc. *	99,100	1,874,972
La Quinta Holdings, Inc. *	65,000	1,326,650
Liberty Tax, Inc. *	6,500	246,285
Life Time Fitness, Inc. *	59,977	3,344,917
LifeLock, Inc. *	118,100	1,997,071
Marriott Vacations Worldwide Corp.	41,600	2,888,704
Monarch Casino & Resort, Inc. *	11,900	193,613
Morgans Hotel Group Co. *	38,000	303,620
Multimedia Games Holding Co., Inc. *	45,200	1,577,480
Nathan’s Famous, Inc. *	3,700	265,956
Noodles & Co. *	15,900	362,997
Papa John’s International, Inc.	44,910	2,099,992
Papa Murphy’s Holdings, Inc. *(c)	11,500	106,950
Penn National Gaming, Inc. *	115,300	1,509,277
Pinnacle Entertainment, Inc. *	91,485	2,344,761
Popeyes Louisiana Kitchen, Inc. *	35,800	1,659,330
Potbelly Corp. *(c)	21,900	279,444
Red Robin Gourmet Burgers, Inc. *	21,600	1,187,352
Regis Corp.	67,749	1,150,378
Ruby Tuesday, Inc. *	87,200	669,696
Ruth’s Hospitality Group, Inc.	56,600	688,822
Scientific Games Corp., Class A *	77,100	907,467
Sonic Corp. *	82,829	2,088,119
Sotheby’s	93,000	3,688,380
Speedway Motorsports, Inc.	15,784	308,893
Steiner Leisure Ltd. *	20,909	881,942
Strayer Education, Inc. *	16,400	1,200,316
Texas Roadhouse, Inc.	102,296	2,953,285
The Cheesecake Factory, Inc.	73,300	3,367,402
The Marcus Corp.	27,300	467,649
Universal Technical Institute, Inc.	37,700	449,007
Vail Resorts, Inc.	53,571	4,626,392
Weight Watchers International, Inc. *(c)	40,600	1,057,630
Zoe’s Kitchen, Inc. *(c)	8,600	313,556

		103,171,036

Diversified Financials 2.6%
Arlington Asset Investment Corp., Class A	33,300	911,754
BGC Partners, Inc., Class A	255,600	2,167,488
Calamos Asset Management, Inc., Class A	24,400	334,280
Cash America International, Inc.	41,570	2,043,166
CIFC Corp.	23,300	214,360
Cohen & Steers, Inc. (c)	28,128	1,205,566
Consumer Portfolio Services, Inc. *	24,200	170,852
Cowen Group, Inc., Class A *	169,300	683,972
Credit Acceptance Corp. *	10,800	1,593,648
Diamond Hill Investment Group, Inc.	4,100	549,359

24 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Encore Capital Group, Inc. *	37,800	1,720,278
Evercore Partners, Inc., Class A	49,100	2,541,907
Ezcorp, Inc., Class A *	77,400	873,072
FBR & Co. *	14,036	338,829
Financial Engines, Inc.	75,600	3,014,172
First Cash Financial Services, Inc. *	44,300	2,617,244
FXCM, Inc., Class A	66,800	1,099,528
Gain Capital Holdings, Inc.	34,000	291,040
GAMCO Investors, Inc., Class A	9,700	801,414
GFI Group, Inc.	122,968	676,324
Green Dot Corp., Class A *	49,133	1,174,279
Greenhill & Co., Inc.	45,000	2,025,000
HFF, Inc., Class A	49,800	1,567,704
INTL FCStone, Inc. *	20,400	369,240
Investment Technology Group, Inc. *	55,265	990,901
Janus Capital Group, Inc.	235,800	3,534,642
JG Wentworth Co. *	14,200	157,904
KCG Holdings, Inc., Class A *	77,466	825,788
Ladenburg Thalmann Financial Services, Inc. *	142,600	608,902
Manning & Napier, Inc.	20,900	331,056
Marcus & Millichap, Inc. *	10,000	310,600
MarketAxess Holdings, Inc.	56,160	3,630,744
Marlin Business Services Corp.	11,600	245,224
Moelis & Co., Class A	10,800	368,928
Nelnet, Inc., Class A	30,500	1,451,495
NewStar Financial, Inc. *	36,500	499,320
Nicholas Financial, Inc. *	13,000	158,730
Oppenheimer Holdings, Inc., Class A	13,800	338,790
PHH Corp. *	84,763	2,008,035
PICO Holdings, Inc. *	32,300	713,830
Piper Jaffray Cos. *	24,739	1,396,764
PRA Group, Inc. *	76,129	4,815,159
Pzena Investment Management, Inc., Class A	13,700	137,685
RCS Capital Corp., Class A	13,963	229,133
Regional Management Corp. *	15,700	183,062
Resource America, Inc., Class A	16,500	157,410
Safeguard Scientifics, Inc. *	34,100	680,295
Silvercrest Asset Management Group, Inc., Class A	10,000	149,300
Springleaf Holdings, Inc. *	35,200	1,317,184
Stifel Financial Corp. *	97,310	4,623,198
SWS Group, Inc. *	39,000	288,210
Tiptree Financial, Inc., Class A *(c)	12,500	101,000
Virtus Investment Partners, Inc.	10,500	1,881,705
Walter Investment Management Corp. *(c)	57,403	1,304,196
Westwood Holdings Group, Inc.	11,500	776,250
WisdomTree Investments, Inc. *	159,800	2,357,050
World Acceptance Corp. *(c)	11,900	852,754

		66,409,720

Energy 4.6%
Abraxas Petroleum Corp. *	129,000	532,770
Adams Resources & Energy, Inc.	2,900	121,945
Alon USA Energy, Inc.	40,400	648,016
Alpha Natural Resources, Inc. *(c)	332,200	651,112
American Eagle Energy Corp. *	44,600	77,604
Amyris, Inc. *(c)	41,500	125,330
Apco Oil & Gas International, Inc. *	12,200	174,826
Approach Resources, Inc. *(c)	57,800	572,220
Arch Coal, Inc. (c)	326,100	704,376
Ardmore Shipping Corp.	26,500	268,445
Aspen Aerogels, Inc. *(c)	12,000	119,160
Basic Energy Services, Inc. *	46,100	594,690
Bill Barrett Corp. *	75,298	1,144,530
Bonanza Creek Energy, Inc. *	48,100	2,176,044
BPZ Resources, Inc. *	156,600	194,184
Bristow Group, Inc.	53,085	3,922,982
C&J Energy Services, Inc. *	68,600	1,324,666
Callon Petroleum Co. *	83,800	549,728
CARBO Ceramics, Inc. (c)	29,300	1,513,931
Carrizo Oil & Gas, Inc. *	67,911	3,527,297
CHC Group Ltd. *(c)	53,100	356,832
Clayton Williams Energy, Inc. *	8,600	715,004
Clean Energy Fuels Corp. *(c)	108,338	791,951
Cloud Peak Energy, Inc. *	92,300	1,104,831
Comstock Resources, Inc.	71,200	843,008
Contango Oil & Gas Co. *	25,520	933,266
Dawson Geophysical Co.	10,600	180,094
Delek US Holdings, Inc.	87,100	2,951,819
DHT Holdings, Inc.	135,700	903,762
Diamondback Energy, Inc. *	61,903	4,236,641
Dorian LPG Ltd. *	10,700	153,331
Eclipse Resources Corp. *	43,600	571,596
Emerald Oil, Inc. *(c)	81,585	259,440
Energy XXI (Bermuda) Ltd. (c)	147,206	1,132,014
Era Group, Inc. *	28,700	671,293
Evolution Petroleum Corp.	30,500	288,530
EXCO Resources, Inc. (c)	222,774	679,461
Exterran Holdings, Inc.	88,600	3,484,638
Forest Oil Corp. *	177,000	143,370
Forum Energy Technologies, Inc. *	87,400	2,386,020
Frontline Ltd. *(c)	102,700	144,807
FX Energy, Inc. *(c)	75,100	225,300
GasLog Ltd. (c)	61,800	1,286,676
Gastar Exploration, Inc. *	104,600	418,400
Geospace Technologies Corp. *	19,800	609,642
Glori Energy, Inc. *(c)	17,900	95,407
Goodrich Petroleum Corp. *(c)	51,000	420,240
Green Plains, Inc.	54,900	1,877,580
Gulf Island Fabrication, Inc.	21,000	443,940
Gulfmark Offshore, Inc., Class A	39,300	1,185,288
Halcon Resources Corp. *(c)	382,521	1,189,640
Hallador Energy Co.	15,600	187,200
Harvest Natural Resources, Inc. *	61,800	229,896
Helix Energy Solutions Group, Inc. *	157,307	4,190,658
Hercules Offshore, Inc. *(c)	231,200	381,480
Hornbeck Offshore Services, Inc. *	54,245	1,663,152
Independence Contract Drilling, Inc. *	11,200	82,096
ION Geophysical Corp. *	239,500	670,600
Isramco, Inc. *(c)	1,400	183,400

See financial notes 25

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Jones Energy, Inc., Class A *	15,900	196,524
Key Energy Services, Inc. *	192,700	585,808
Kodiak Oil & Gas Corp. *	407,200	4,393,688
Magnum Hunter Resources Corp. *(c)	291,600	1,353,024
Matador Resources Co. *	107,500	2,609,025
Matrix Service Co. *	40,900	1,024,954
McDermott International, Inc. *	348,500	1,338,240
Midstates Petroleum Co., Inc. *(c)	47,300	140,481
Miller Energy Resources, Inc. *(c)	41,600	144,768
Mitcham Industries, Inc. *	18,500	188,700
Natural Gas Services Group, Inc. *	20,500	527,465
Navios Maritime Acquisition Corp. (c)	120,600	382,302
Newpark Resources, Inc. *	126,710	1,448,295
Nordic American Offshore Ltd. *(c)	24,000	384,000
Nordic American Tankers Ltd. (c)	133,500	1,128,075
North Atlantic Drilling Ltd. (c)	106,800	661,092
Northern Oil & Gas, Inc. *	89,600	1,012,480
Nuverra Environmental Solutions, Inc. *(c)	19,620	185,801
Pacific Ethanol, Inc. *	37,300	526,303
Panhandle Oil & Gas, Inc., Class A	23,400	481,104
Parker Drilling Co. *	181,265	804,817
Parsley Energy, Inc., Class A *	78,579	1,333,486
PDC Energy, Inc. *	52,903	2,312,919
Penn Virginia Corp. *	96,278	825,102
PetroQuest Energy, Inc. *	84,900	399,030
PHI, Inc. - Non Voting Shares *	22,900	1,024,546
Pioneer Energy Services Corp. *	91,500	839,970
Profire Energy, Inc. *(c)	20,000	74,200
Quicksilver Resources, Inc. *	156,900	85,762
Renewable Energy Group, Inc. *	50,700	533,871
Resolute Energy Corp. *	114,300	397,764
REX American Resources Corp. *	10,200	742,152
Rex Energy Corp. *	71,700	562,128
RigNet, Inc. *	16,900	734,305
Ring Energy, Inc. *	27,300	469,560
Rosetta Resources, Inc. *	91,000	3,460,730
RSP Permian, Inc. *	34,400	841,768
Sanchez Energy Corp. *	75,253	1,284,569
Scorpio Tankers, Inc.	281,000	2,453,130
SEACOR Holdings, Inc. *	30,700	2,531,215
SemGroup Corp., Class A	62,965	4,832,564
Ship Finance International Ltd.	85,700	1,473,183
Solazyme, Inc. *(c)	111,500	855,205
Stone Energy Corp. *	82,968	2,032,716
Swift Energy Co. *(c)	60,701	415,802
Synergy Resources Corp. *	97,700	1,190,963
Teekay Tankers Ltd., Class A (c)	86,500	366,760
Tesco Corp.	52,500	999,600
TETRA Technologies, Inc. *	118,074	1,125,245
TransAtlantic Petroleum Ltd. *	33,200	273,900
Triangle Petroleum Corp. *	111,000	860,250
VAALCO Energy, Inc. *	71,600	531,272
Vantage Drilling Co. *	316,300	306,020
Vertex Energy, Inc. *(c)	17,300	109,336
W&T Offshore, Inc.	49,000	445,410
Warren Resources, Inc. *	116,000	401,360
Western Refining, Inc.	79,754	3,635,985
Westmoreland Coal Co. *	21,500	786,255
Willbros Group, Inc. *	57,300	336,351

		118,617,489

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	57,400	4,699,338
Fairway Group Holdings Corp. *(c)	22,400	66,976
Ingles Markets, Inc., Class A	20,731	557,664
Liberator Medical Holdings, Inc. (c)	46,200	133,056
Natural Grocers by Vitamin Cottage, Inc. *	12,600	228,186
PriceSmart, Inc.	27,900	2,483,937
Roundy’s, Inc.	57,600	194,112
SpartanNash, Co.	57,833	1,296,037
SUPERVALU, Inc. *	302,678	2,612,111
The Andersons, Inc.	42,523	2,709,991
The Chefs’ Warehouse, Inc. *	33,000	589,710
The Fresh Market, Inc. *	62,800	2,305,388
The Pantry, Inc. *	34,000	876,180
United Natural Foods, Inc. *	72,982	4,964,236
Village Super Market, Inc., Class A	11,600	321,900
Weis Markets, Inc.	15,800	705,312

		24,744,134

Food, Beverage & Tobacco 1.8%
22nd Century Group, Inc. *(c)	60,300	132,660
Alico, Inc.	4,700	173,430
Alliance One International, Inc. *	116,600	236,698
B&G Foods, Inc.	78,200	2,303,772
Boulder Brands, Inc. *	91,800	815,184
Cal-Maine Foods, Inc.	23,558	2,068,157
Calavo Growers, Inc.	21,088	1,023,612
Chiquita Brands International, Inc. *	71,002	1,024,559
Coca-Cola Bottling Co. Consolidated	6,800	614,992
Craft Brew Alliance, Inc. *	13,900	192,932
Darling Ingredients, Inc. *	248,100	4,366,560
Dean Foods Co.	137,100	2,016,741
Diamond Foods, Inc. *	31,900	961,785
Farmer Bros. Co. *	9,100	265,356
Fresh Del Monte Produce, Inc.	53,000	1,701,830
Inventure Foods, Inc. *	17,900	236,996
J&J Snack Foods Corp.	22,800	2,349,084
John B. Sanfilippo & Son, Inc.	10,900	404,935
Lancaster Colony Corp.	28,200	2,580,018
Lifeway Foods, Inc. *(c)	10,100	167,155
Limoneira Co.	19,800	508,068
National Beverage Corp. *	15,001	376,825
Omega Protein Corp. *	33,400	482,630
Post Holdings, Inc. *	65,800	2,467,500
Sanderson Farms, Inc.	34,500	2,897,310
Seaboard Corp. *	420	1,290,605
Seneca Foods Corp., Class A *	12,400	333,312
Snyder’s-Lance, Inc.	72,200	2,150,838

26 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Boston Beer Co., Inc., Class A *	12,360	3,077,640
Tootsie Roll Industries, Inc. (c)	27,574	817,569
TreeHouse Foods, Inc. *	62,152	5,293,486
Universal Corp.	35,145	1,563,953
Vector Group Ltd.	100,969	2,255,647

		47,151,839

Health Care Equipment & Services 6.5%
Abaxis, Inc.	32,200	1,695,652
ABIOMED, Inc. *	59,500	1,951,005
Acadia Healthcare Co., Inc. *	63,189	3,920,877
Accuray, Inc. *	115,500	731,115
Addus HomeCare Corp. *	7,800	154,986
Adeptus Health, Inc., Class A *	8,100	268,758
Air Methods Corp. *	59,300	2,800,739
Alliance HealthCare Services, Inc. *	7,100	171,323
Almost Family, Inc. *	11,000	323,840
Amedisys, Inc. *	39,700	1,036,170
AMN Healthcare Services, Inc. *	65,600	1,125,040
Amsurg Corp. *	62,564	3,379,082
Analogic Corp.	17,954	1,309,565
AngioDynamics, Inc. *	33,500	569,500
Anika Therapeutics, Inc. *	21,900	879,066
Antares Pharma, Inc. *(c)	160,700	332,649
AtriCure, Inc. *	41,500	723,760
Atrion Corp.	2,300	759,023
Bio-Reference Laboratories, Inc. *	38,800	1,165,552
BioScrip, Inc. *(c)	100,400	648,584
BioTelemetry, Inc. *	38,700	324,693
Cantel Medical Corp.	51,145	2,168,548
Capital Senior Living Corp. *	44,800	1,008,000
Cardiovascular Systems, Inc. *	44,600	1,382,600
Castlight Health, Inc., Class B *	19,000	237,690
Cerus Corp. *(c)	109,800	456,768
Chemed Corp.	26,276	2,715,887
Computer Programs & Systems, Inc.	17,500	1,102,150
CONMED Corp.	39,300	1,650,207
CorVel Corp. *	16,600	571,372
Cross Country Healthcare, Inc. *	52,650	509,126
CryoLife, Inc.	37,400	383,724
Cyberonics, Inc. *	42,300	2,220,750
Cynosure, Inc., Class A *	36,644	926,727
Derma Sciences, Inc. *	28,500	259,350
DexCom, Inc. *	114,200	5,133,290
Endologix, Inc. *	107,100	1,220,940
Exactech, Inc. *	15,000	319,500
ExamWorks Group, Inc. *	52,565	2,038,471
Five Star Quality Care, Inc. *	56,200	232,106
GenMark Diagnostics, Inc. *	61,000	695,400
Gentiva Health Services, Inc. *	50,896	1,002,651
Globus Medical, Inc., Class A *	96,500	2,139,405
Greatbatch, Inc. *	37,000	1,857,030
Haemonetics Corp. *	77,200	2,911,984
Hanger, Inc. *	52,800	1,263,504
HealthEquity, Inc. *	14,600	297,840
HealthSouth Corp.	129,800	5,234,834
HealthStream, Inc. *	30,800	953,568
Healthways, Inc. *	48,800	756,400
HeartWare International, Inc. *	25,400	1,958,848
HMS Holdings Corp. *	130,200	3,024,546
ICU Medical, Inc. *	21,100	1,495,990
Imprivata, Inc. *	8,500	132,515
Inogen, Inc. *	7,600	179,436
Insulet Corp. *	81,600	3,522,672
Integra LifeSciences Holdings Corp. *	36,648	1,873,079
Invacare Corp.	49,211	773,105
IPC The Hospitalist Co., Inc. *	24,700	1,029,002
K2M Group Holdings, Inc. *	12,900	207,690
Kindred Healthcare, Inc.	95,312	2,073,036
Landauer, Inc.	13,300	476,007
LDR Holding Corp. *	24,400	840,336
LHC Group, Inc. *	21,100	513,785
Magellan Health, Inc. *	41,600	2,517,632
Masimo Corp. *	73,500	1,855,140
MedAssets, Inc. *	92,400	2,001,384
Medidata Solutions, Inc. *	79,600	3,590,756
Merge Healthcare, Inc. *	130,500	358,875
Meridian Bioscience, Inc.	64,350	1,193,049
Merit Medical Systems, Inc. *	67,100	1,016,565
Molina Healthcare, Inc. *	43,700	2,125,568
MWI Veterinary Supply, Inc. *	19,300	3,274,341
National Healthcare Corp.	15,388	928,050
National Research Corp., Class A *	12,500	198,625
Natus Medical, Inc. *	46,900	1,594,600
Neogen Corp. *	54,025	2,371,698
NuVasive, Inc. *	70,100	2,867,090
NxStage Medical, Inc. *	92,700	1,405,332
Ocular Therapeutix, Inc. *	8,300	126,741
Omnicell, Inc. *	52,300	1,689,813
OraSure Technologies, Inc. *	87,400	782,230
Orthofix International N.V. *	28,200	827,670
Owens & Minor, Inc.	94,700	3,155,404
Oxford Immunotec Global PLC *	19,100	294,904
PharMerica Corp. *	43,100	1,236,539
PhotoMedex, Inc. *(c)	18,000	69,120
Quality Systems, Inc.	73,100	1,104,541
Quidel Corp. *	40,300	1,150,565
RadNet, Inc. *	48,000	446,400
Rockwell Medical, Inc. *(c)	56,300	490,936
Roka Bioscience, Inc. *	11,800	116,820
RTI Surgical, Inc. *	73,900	376,151
Select Medical Holdings Corp.	115,500	1,665,510
Skilled Healthcare Group, Inc., Class A *	48,200	334,026
STAAR Surgical Co. *	52,900	506,253
STERIS Corp.	88,188	5,450,018
Surgical Care Affiliates, Inc. *	20,009	613,876
SurModics, Inc. *	20,400	441,660
Symmetry Medical, Inc. *	53,900	533,610
Tandem Diabetes Care, Inc. *	13,300	213,598
Team Health Holdings, Inc. *	104,367	6,527,112
The Ensign Group, Inc.	30,000	1,161,600
The Providence Service Corp. *	17,400	768,732
The Spectranetics Corp. *	62,536	1,986,769
Thoratec Corp. *	84,900	2,307,582
Tornier N.V. *	52,200	1,458,990
TransEnterix, Inc. *	42,100	172,610

See financial notes 27

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Triple-S Management Corp., Class B *	33,800	748,332
TriVascular Technologies, Inc. *	10,900	144,425
Trupanion, Inc. *	14,200	94,572
U.S. Physical Therapy, Inc.	19,300	832,795
Unilife Corp. *(c)	144,000	528,480
Universal American Corp. *	63,902	595,567
Utah Medical Products, Inc.	4,500	255,600
Vascular Solutions, Inc. *	27,136	798,070
Veracyte, Inc. *	8,500	68,595
Vocera Communications, Inc. *	30,100	311,535
Volcano Corp. *	75,200	761,024
WellCare Health Plans, Inc. *	64,600	4,384,402
West Pharmaceutical Services, Inc.	108,630	5,567,287
Wright Medical Group, Inc. *	73,200	2,314,584
Zeltiq Aesthetics, Inc. *	42,600	1,092,264

		165,826,865

Household & Personal Products 0.4%
Central Garden & Pet Co., Class A *	66,600	572,094
Elizabeth Arden, Inc. *	36,298	595,287
Harbinger Group, Inc. *	122,000	1,603,080
IGI Laboratories, Inc. *	42,200	413,982
Inter Parfums, Inc.	25,400	721,360
Medifast, Inc. *	20,200	641,148
Nature’s Sunshine Products, Inc.	15,000	223,500
Nutraceutical International Corp. *	12,300	276,504
Oil-Dri Corp. of America	6,887	207,850
Orchids Paper Products Co.	11,800	339,368
Revlon, Inc., Class A *	18,602	638,049
Synutra International, Inc. *(c)	23,200	146,856
The Female Health Co. (c)	31,000	141,670
USANA Health Sciences, Inc. *	9,100	1,037,218
WD-40 Co.	22,300	1,709,741

		9,267,707

Insurance 2.6%
Ambac Financial Group, Inc. *	68,500	1,567,280
American Equity Investment Life Holding Co.	109,064	2,814,942
AMERISAFE, Inc.	29,335	1,223,270
AmTrust Financial Services, Inc. (c)	43,677	1,959,787
Argo Group International Holdings Ltd.	40,191	2,242,658
Atlas Financial Holdings, Inc. *	16,900	250,627
Baldwin & Lyons, Inc., Class B	13,000	349,960
Citizens, Inc. *(c)	62,600	456,354
CNO Financial Group, Inc.	333,600	6,048,168
Crawford & Co., Class B	44,000	447,920
Donegal Group, Inc., Class A	10,400	164,528
eHealth, Inc. *	28,600	713,570
EMC Insurance Group, Inc.	6,200	198,648
Employers Holdings, Inc.	44,900	915,511
Enstar Group Ltd. *	12,494	1,849,987
FBL Financial Group, Inc., Class A	13,868	687,575
Federated National Holding Co.	23,300	779,618
Fidelity & Guaranty Life	14,800	351,500
First American Financial Corp.	160,900	4,878,488
Global Indemnity plc *	10,755	311,680
Greenlight Capital Re Ltd., Class A *	42,789	1,388,503
Hallmark Financial Services, Inc. *	21,200	247,192
HCI Group, Inc.	13,800	701,592
Heritage Insurance Holdings, Inc. *	10,100	179,376
Hilltop Holdings, Inc. *	99,639	2,195,047
Horace Mann Educators Corp.	59,578	1,811,767
Independence Holding Co.	11,248	159,159
Infinity Property & Casualty Corp.	16,592	1,211,382
Kansas City Life Insurance Co.	5,700	282,891
Kemper Corp.	68,200	2,513,170
Maiden Holdings Ltd.	76,900	918,955
Meadowbrook Insurance Group, Inc.	71,400	454,818
Montpelier Re Holdings Ltd.	57,500	1,905,550
National General Holdings Corp.	52,100	976,875
National Interstate Corp.	12,498	355,443
National Western Life Insurance Co., Class A	3,494	946,874
OneBeacon Insurance Group Ltd., Class A	33,400	532,062
Platinum Underwriters Holdings Ltd.	39,500	2,473,885
Primerica, Inc.	80,100	4,097,115
RLI Corp.	64,420	3,194,588
Safety Insurance Group, Inc.	19,770	1,233,253
Selective Insurance Group, Inc.	84,514	2,182,151
State Auto Financial Corp.	24,726	517,515
Stewart Information Services Corp.	30,400	1,073,728
Symetra Financial Corp.	110,600	2,621,220
The Navigators Group, Inc. *	14,970	1,019,307
The Phoenix Cos., Inc. *	7,790	462,414
Third Point Reinsurance Ltd. *	83,300	1,274,490
United Fire Group, Inc.	32,300	1,049,104
United Insurance Holdings Corp.	24,400	478,240
Universal Insurance Holdings, Inc.	50,622	885,885

		67,555,622

Materials 4.8%
A. Schulman, Inc.	44,309	1,568,982
A.M. Castle & Co. *	29,100	213,885
Advanced Emissions Solutions, Inc. *	32,600	659,172
AEP Industries, Inc. *	5,800	266,742
AK Steel Holding Corp. *	262,900	1,990,153
Allied Nevada Gold Corp. *(c)	148,100	205,859
American Vanguard Corp.	40,900	471,986
Ampco-Pittsburgh Corp.	11,400	248,406
Axiall Corp.	104,321	4,204,136
Balchem Corp.	45,400	2,937,380
Berry Plastics Group, Inc. *	131,900	3,432,038
Boise Cascade Co. *	57,800	2,084,268
Calgon Carbon Corp. *	81,285	1,709,424

28 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Century Aluminum Co. *	79,100	2,316,048
Chase Corp.	8,600	308,482
Chemtura Corp. *	140,300	3,267,587
Clearwater Paper Corp. *	30,000	1,930,500
Coeur Mining, Inc. *	154,650	572,205
Commercial Metals Co.	172,600	2,984,254
Deltic Timber Corp.	17,204	1,119,808
Ferro Corp. *	110,900	1,455,008
Flotek Industries, Inc. *	78,900	1,748,424
FutureFuel Corp.	31,000	412,920
Globe Specialty Metals, Inc.	97,300	1,830,213
Gold Resource Corp. (c)	67,484	262,513
Graphic Packaging Holding Co. *	489,715	5,940,243
H.B. Fuller Co.	73,416	3,081,270
Handy & Harman Ltd. *	7,800	275,418
Hawkins, Inc.	15,500	596,905
Haynes International, Inc.	17,525	814,737
Headwaters, Inc. *	112,100	1,423,670
Hecla Mining Co.	524,140	1,142,625
Horsehead Holding Corp. *	73,200	1,149,972
Innophos Holdings, Inc.	32,900	1,875,300
Innospec, Inc.	35,600	1,437,172
Intrepid Potash, Inc. *	86,500	1,163,425
Kaiser Aluminum Corp.	26,450	1,839,597
KapStone Paper & Packaging Corp. *	125,200	3,851,152
KMG Chemicals, Inc.	12,300	217,710
Koppers Holdings, Inc.	30,900	1,219,932
Kraton Performance Polymers, Inc. *	47,500	849,775
Kronos Worldwide, Inc.	30,700	412,608
Landec Corp. *	44,654	562,194
Louisiana-Pacific Corp. *	221,000	3,226,600
LSB Industries, Inc. *	28,000	1,050,840
Marrone Bio Innovations, Inc. *(c)	16,800	44,016
Materion Corp.	29,600	1,167,720
Minerals Technologies, Inc.	50,622	3,883,214
Molycorp, Inc. *(c)	267,100	368,598
Myers Industries, Inc.	43,900	655,866
Neenah Paper, Inc.	25,453	1,552,888
Noranda Aluminum Holding Corp.	75,000	330,750
Olin Corp.	118,700	2,877,288
Olympic Steel, Inc.	12,200	245,464
OM Group, Inc.	48,100	1,252,043
OMNOVA Solutions, Inc. *	65,700	461,871
P.H. Glatfelter Co.	63,800	1,609,674
PolyOne Corp.	144,754	5,357,346
Quaker Chemical Corp.	20,100	1,649,808
Rentech, Inc. *	316,700	503,553
Resolute Forest Products, Inc. *	95,700	1,776,192
RTI International Metals, Inc. *	47,966	1,129,599
Ryerson Holding Corp. *	14,000	178,920
Schnitzer Steel Industries, Inc., Class A	37,800	890,190
Schweitzer-Mauduit International, Inc.	44,700	1,924,782
Senomyx, Inc. *	62,400	494,208
Sensient Technologies Corp.	73,724	4,362,986
Stepan Co.	28,500	1,261,980
Stillwater Mining Co. *	175,600	2,305,628
SunCoke Energy, Inc. *	105,700	2,526,230
Taminco Corp. *	41,800	1,082,202
Trecora Resources *	27,400	360,310
Tredegar Corp.	35,100	667,602
Trinseo S.A. *	15,600	225,420
Tronox Ltd., Class A	90,200	2,181,036
UFP Technologies, Inc. *	7,500	165,150
United States Lime & Minerals, Inc.	2,700	189,297
Universal Stainless & Alloy Products, Inc. *	9,500	244,245
US Concrete, Inc. *	19,200	474,240
US Silica Holdings, Inc.	81,400	3,654,860
Walter Energy, Inc. (c)	108,364	261,157
Wausau Paper Corp.	58,500	578,565
Worthington Industries, Inc.	75,460	2,916,529
Zep, Inc.	32,600	523,556

		122,666,521

Media 1.4%
AH Belo Corp., Class A	26,900	309,619
AMC Entertainment Holdings, Inc., Class A	31,500	800,100
Carmike Cinemas, Inc. *	38,400	1,230,720
Central European Media Enterprises Ltd., Class A *	109,100	265,113
Cinedigm Corp., Class A *	112,300	174,065
Crown Media Holdings, Inc., Class A *	46,700	162,983
Cumulus Media, Inc., Class A *	235,000	907,100
Daily Journal Corp. *	1,300	237,445
Dex Media, Inc. *(c)	24,400	190,076
Entercom Communications Corp., Class A *	32,400	333,072
Entravision Communications Corp., Class A	78,600	405,576
Eros International plc *	35,990	664,375
Global Sources Ltd. *(c)	25,900	189,847
Gray Television, Inc. *	71,700	662,508
Harte-Hanks, Inc.	75,416	490,958
Hemisphere Media Group, Inc. *	12,300	157,440
Journal Communications, Inc., Class A *	71,200	698,472
Lee Enterprises, Inc. *	78,600	293,178
Loral Space & Communications, Inc. *	20,300	1,552,950
Martha Stewart Living Omnimedia, Inc., Class A *	36,500	158,045
MDC Partners, Inc., Class A	64,480	1,334,736
Media General, Inc. *	79,800	1,192,212
Meredith Corp.	54,100	2,820,774
National CineMedia, Inc.	86,800	1,380,120
New Media Investment Group, Inc.	51,100	973,966
Nexstar Broadcasting Group, Inc., Class A (c)	44,600	2,012,352
Radio One, Inc., Class D *	33,900	84,411
ReachLocal, Inc. *(c)	13,400	60,702
Reading International, Inc., Class A *	23,000	229,310
Rentrak Corp. *	14,900	1,145,363

See financial notes 29

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Saga Communications, Inc., Class A	6,400	256,640
Salem Communications Corp., Class A	14,100	108,711
Scholastic Corp.	38,469	1,339,106
SFX Entertainment, Inc. *(c)	64,800	333,072
Sinclair Broadcast Group, Inc., Class A (c)	103,600	3,009,580
Sizmek, Inc. *	36,700	210,291
The E.W. Scripps Co., Class A *	50,500	969,600
The McClatchy Co., Class A *	102,100	363,476
The New York Times Co., Class A	203,000	2,606,520
Time, Inc. *	169,700	3,833,523
Townsquare Media, Inc. *	10,100	127,361
World Wrestling Entertainment, Inc., Class A (c)	41,400	511,290

		34,786,758

Pharmaceuticals, Biotechnology & Life Sciences 7.5%
ACADIA Pharmaceuticals, Inc. *	115,400	3,196,580
Accelerate Diagnostics, Inc. *(c)	33,300	723,276
Acceleron Pharma, Inc. *	24,100	891,218
AcelRx Pharmaceuticals, Inc. *(c)	40,200	266,526
Achaogen, Inc. *	10,100	107,262
Achillion Pharmaceuticals, Inc. *	149,000	1,750,750
Acorda Therapeutics, Inc. *	68,200	2,374,724
Actinium Pharmaceuticals, Inc. *(c)	29,100	205,737
Adamas Pharmaceuticals, Inc. *	5,500	83,765
Aegerion Pharmaceuticals, Inc. *	43,100	870,189
Aerie Pharmaceuticals, Inc. *	16,000	403,520
Affymetrix, Inc. *	110,900	999,209
Agenus, Inc. *	91,300	272,074
Agios Pharmaceuticals, Inc. *	19,900	1,672,197
Akebia Therapeutics, Inc. *(c)	11,500	149,040
Akorn, Inc. *	92,794	4,133,973
Albany Molecular Research, Inc. *	33,200	772,232
Alder Biopharmaceuticals, Inc. *(c)	11,700	209,547
Alimera Sciences, Inc. *(c)	45,500	259,350
AMAG Pharmaceuticals, Inc. *	30,500	1,006,805
Amphastar Pharmaceuticals, Inc. *	12,700	128,778
Ampio Pharmaceuticals, Inc. *(c)	58,200	225,816
Anacor Pharmaceuticals, Inc. *	48,300	1,420,503
ANI Pharmaceuticals, Inc. *	10,100	342,996
Applied Genetic Technologies Corp. *	7,100	142,710
Aratana Therapeutics, Inc. *	35,800	400,960
Ardelyx, Inc. *	8,500	186,405
Arena Pharmaceuticals, Inc. *(c)	321,600	1,402,176
ARIAD Pharmaceuticals, Inc. *(c)	241,800	1,441,128
Array BioPharma, Inc. *	179,400	644,046
Arrowhead Research Corp. *(c)	76,100	496,172
Auspex Pharmaceuticals, Inc. *	12,000	325,200
Auxilium Pharmaceuticals, Inc. *(c)	74,900	2,409,533
Avalanche Biotechnologies, Inc. *	10,100	362,388
Avanir Pharmaceuticals, Inc. *	288,554	3,733,889
Bio-Path Holdings, Inc. *(c)	107,700	314,484
BioCryst Pharmaceuticals, Inc. *	102,800	1,204,816
BioDelivery Sciences International, Inc. *	60,000	1,044,000
BioSpecifics Technologies Corp. *	5,300	212,636
BioTime, Inc. *(c)	83,500	283,065
Bluebird Bio, Inc. *	32,172	1,350,902
Cambrex Corp. *	43,300	912,764
Cara Therapeutics, Inc. *	8,000	72,080
Catalent, Inc. *	67,700	1,762,231
Celldex Therapeutics, Inc. *	133,300	2,232,775
Cellular Dynamics International, Inc. *(c)	14,300	111,111
Cempra, Inc. *	39,878	542,341
Cepheid *	102,700	5,444,127
ChemoCentryx, Inc. *(c)	35,000	196,700
Chimerix, Inc. *	39,600	1,229,184
Clovis Oncology, Inc. *	36,200	2,159,692
Corcept Therapeutics, Inc. *	68,400	222,300
CTI BioPharma, Corp. *(c)	190,800	465,552
Cytokinetics, Inc. *	45,900	168,453
Cytori Therapeutics, Inc. *(c)	78,000	40,482
CytRx Corp. *(c)	81,800	233,948
Dendreon Corp. *(c)	227,500	222,836
Depomed, Inc. *	86,900	1,338,260
Dicerna Pharmaceuticals, Inc. *(c)	5,200	48,724
Durata Therapeutics, Inc. *	25,300	607,959
Dyax Corp. *	201,100	2,487,607
Dynavax Technologies Corp. *	381,000	624,840
Egalet Corp. *	9,500	71,345
Eleven Biotherapeutics, Inc. *	7,500	79,200
Emergent Biosolutions, Inc. *	43,700	988,494
Enanta Pharmaceuticals, Inc. *	15,200	653,600
Endocyte, Inc. *(c)	50,400	301,644
Enzo Biochem, Inc. *	50,100	261,522
Epizyme, Inc. *	18,800	498,764
Esperion Therapeutics, Inc. *	7,100	207,675
Exact Sciences Corp. *(c)	123,900	2,982,273
Exelixis, Inc. *(c)	292,872	497,882
Five Prime Therapeutics, Inc. *	25,300	329,912
Flexion Therapeutics, Inc. *	7,800	152,802
Fluidigm Corp. *	39,800	1,154,200
Foundation Medicine, Inc. *(c)	20,500	530,540
Galectin Therapeutics, Inc. *(c)	26,400	143,088
Galena Biopharma, Inc. *(c)	189,700	388,885
Genocea Biosciences, Inc. *	7,100	62,338
Genomic Health, Inc. *(c)	27,200	988,448
Geron Corp. *(c)	231,200	515,576
Halozyme Therapeutics, Inc. *	154,100	1,482,442
Heron Therapeutics, Inc. *	40,750	359,415
Horizon Pharma plc *(c)	96,900	1,253,886
Hyperion Therapeutics, Inc. *	20,000	486,000
Idera Pharmaceuticals, Inc. *(c)	88,300	225,165
Immune Design, Corp. *	8,200	254,118
ImmunoGen, Inc. *	128,000	1,185,280
Immunomedics, Inc. *(c)	132,300	522,585
Impax Laboratories, Inc. *	101,900	2,952,043
Infinity Pharmaceuticals, Inc. *	68,300	930,246
Inovio Pharmaceuticals, Inc. *(c)	88,300	1,003,088
Insmed, Inc. *	78,600	1,115,334
Insys Therapeutics, Inc. *(c)	14,700	597,923

30 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Intersect ENT, Inc. *	8,400	159,516
Intra-Cellular Therapies, Inc. *	25,100	389,050
Intrexon Corp. *(c)	52,300	1,167,336
Ironwood Pharmaceuticals, Inc. *	175,300	2,457,706
Isis Pharmaceuticals, Inc. *	177,200	8,161,832
Karyopharm Therapeutics, Inc. *(c)	21,351	877,099
Keryx Biopharmaceuticals, Inc. *	137,934	2,324,188
Kindred Biosciences, Inc. *	12,900	118,293
Kite Pharma, Inc. *(c)	12,800	473,472
KYTHERA Biopharmaceuticals, Inc. *	25,500	898,875
Lannett Co., Inc. *	37,700	2,138,344
Lexicon Pharmaceuticals, Inc. *	324,100	469,945
Ligand Pharmaceuticals, Inc. *	30,400	1,680,208
Loxo Oncology, Inc. *	8,900	96,031
Luminex Corp. *	53,200	1,010,800
MacroGenics, Inc. *	29,300	623,797
MannKind Corp. *(c)	334,600	2,010,946
Merrimack Pharmaceuticals, Inc. *(c)	153,100	1,403,927
MiMedx Group, Inc. *(c)	131,700	1,340,706
Mirati Therapeutics, Inc. *(c)	10,500	176,085
Momenta Pharmaceuticals, Inc. *	71,144	776,181
NanoString Technologies, Inc. *	14,700	156,555
NanoViricides, Inc. *(c)	58,800	224,028
Navidea Biopharmaceuticals, Inc. *(c)	221,100	298,485
Nektar Therapeutics *	192,771	2,658,312
NeoStem, Inc. *(c)	34,700	178,011
Neuralstem, Inc. *(c)	100,900	277,475
Neurocrine Biosciences, Inc. *	112,600	2,085,352
NewLink Genetics Corp. *(c)	29,100	950,115
Northwest Biotherapeutics, Inc. *(c)	52,100	274,046
Novavax, Inc. *	351,736	1,969,722
NPS Pharmaceuticals, Inc. *	161,900	4,436,060
Ohr Pharmaceutical, Inc. *(c)	30,900	224,025
Omeros Corp. *(c)	51,500	853,355
OncoMed Pharmaceuticals, Inc. *(c)	18,500	384,245
Oncothyreon, Inc. *	103,800	186,840
Ophthotech Corp. *	20,400	851,088
OPKO Health, Inc. *(c)	293,200	2,448,220
Orexigen Therapeutics, Inc. *(c)	204,800	831,488
Organovo Holdings, Inc. *(c)	91,700	599,718
Osiris Therapeutics, Inc. *	28,800	392,544
Otonomy, Inc. *	10,500	276,675
OvaScience, Inc. *	24,000	468,720
Pacific Biosciences of California, Inc. *	85,600	561,536
Pacira Pharmaceuticals, Inc. *	53,800	4,993,716
Pain Therapeutics, Inc. *	55,800	97,092
PAREXEL International Corp. *	85,418	4,639,052
PDL BioPharma, Inc. (c)	239,600	2,043,788
Peregrine Pharmaceuticals, Inc. *(c)	255,100	408,160
Pernix Therapeutics Holdings, Inc. *	48,800	475,800
Phibro Animal Health Corp., Class A	21,500	557,280
Portola Pharmaceuticals, Inc. *	64,100	1,826,850
POZEN, Inc. *	35,400	321,078
Prestige Brands Holdings, Inc. *	78,700	2,787,554
Progenics Pharmaceuticals, Inc. *	106,000	511,980
Prothena Corp. plc *	39,384	863,691
PTC Therapeutics, Inc. *	32,600	1,332,362
Puma Biotechnology, Inc. *	34,800	8,720,880
Radius Health, Inc. *	10,600	195,146
Raptor Pharmaceutical Corp. *(c)	93,100	894,691
Receptos, Inc. *	27,385	2,838,455
Regado Biosciences, Inc. *(c)	60,501	61,711
Regulus Therapeutics, Inc. *(c)	18,100	361,276
Relypsa, Inc. *	24,800	510,136
Repligen Corp. *	49,100	1,238,302
Repros Therapeutics, Inc. *(c)	32,700	207,318
Retrophin, Inc. *(c)	34,400	332,992
Revance Therapeutics, Inc. *	13,813	278,470
Rigel Pharmaceuticals, Inc. *	118,400	234,432
Sage Therapeutics, Inc. *	8,000	312,960
Sagent Pharmaceuticals, Inc. *	34,569	1,093,763
Sangamo BioSciences, Inc. *	99,700	1,210,358
Sarepta Therapeutics, Inc. *(c)	60,900	984,753
SciClone Pharmaceuticals, Inc. *	78,000	595,920
Sequenom, Inc. *(c)	166,100	543,147
Spectrum Pharmaceuticals, Inc. *	120,700	914,906
Stemline Therapeutics, Inc. *	13,000	200,070
Sucampo Pharmaceuticals, Inc., Class A *(c)	31,100	268,082
Sunesis Pharmaceuticals, Inc. *(c)	72,600	123,420
Supernus Pharmaceuticals, Inc. *	43,000	345,290
Synageva BioPharma Corp. *	32,388	2,453,067
Synergy Pharmaceuticals, Inc. *(c)	140,600	482,258
Synta Pharmaceuticals Corp. *(c)	87,300	258,408
T2 Biosystems, Inc. *(c)	9,200	148,580
TESARO, Inc. *	28,300	787,306
Tetraphase Pharmaceuticals, Inc. *	32,300	771,970
TG Therapeutics, Inc. *(c)	34,400	378,056
The Medicines Co. *	98,099	2,483,867
TherapeuticsMD, Inc. *	171,400	761,016
Theravance Biopharma, Inc. *(c)	34,500	631,350
Theravance, Inc. (c)	120,800	1,935,216
Threshold Pharmaceuticals, Inc. *	88,794	260,166
Ultragenyx Pharmaceutical, Inc. *	9,900	465,399
Vanda Pharmaceuticals, Inc. *(c)	47,300	568,073
Verastem, Inc. *	30,000	284,700
Versartis, Inc. *(c)	10,200	203,082
Vital Therapies, Inc. *(c)	7,600	131,176
VIVUS, Inc. *(c)	147,300	499,347
Xencor, Inc. *	21,900	236,301
XenoPort, Inc. *	80,000	542,400
XOMA Corp. *	113,500	486,915
Zafgen, Inc. *	8,500	181,050
ZIOPHARM Oncology, Inc. *(c)	116,700	387,444
Zogenix, Inc. *	154,200	195,834
ZS Pharma, Inc. *(c)	10,100	379,962

		192,299,032

Real Estate 9.5%
Acadia Realty Trust	86,287	2,692,154

See financial notes 31

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AG Mortgage Investment Trust, Inc.	41,300	787,591
Agree Realty Corp.	21,600	661,176
Alexander & Baldwin, Inc.	71,500	2,862,145
Alexander’s, Inc.	3,000	1,326,000
Altisource Asset Management Corp. *	2,100	1,134,000
Altisource Portfolio Solutions S.A. *(c)	21,400	1,597,724
Altisource Residential Corp.	87,800	2,038,716
American Assets Trust, Inc.	52,100	1,997,514
American Capital Mortgage Investment Corp.	76,700	1,502,553
American Realty Capital Healthcare Trust, Inc.	248,400	2,806,920
American Residential Properties, Inc. *	47,200	896,800
AmREIT, Inc.	28,100	692,384
Anworth Mortgage Asset Corp.	187,700	974,163
Apollo Commercial Real Estate Finance, Inc.	69,100	1,136,004
Apollo Residential Mortgage, Inc.	50,875	848,595
Ares Commercial Real Estate Corp.	41,900	509,504
Armada Hoffler Properties, Inc.	40,500	379,890
ARMOUR Residential REIT, Inc.	554,300	2,195,028
Ashford Hospitality Prime, Inc.	37,220	645,023
Ashford Hospitality Trust, Inc.	101,000	1,141,300
Associated Estates Realty Corp.	88,100	1,720,593
AV Homes, Inc. *	15,600	233,844
Aviv REIT, Inc.	28,900	974,797
Campus Crest Communities, Inc.	92,100	583,914
Capstead Mortgage Corp.	141,200	1,794,652
CareTrust REIT, Inc. *	30,000	465,900
CatchMark Timber Trust, Inc., Class A	28,151	329,367
Cedar Realty Trust, Inc.	119,200	820,096
Chambers Street Properties	354,900	2,913,729
Chatham Lodging Trust	47,000	1,204,140
Chesapeake Lodging Trust	78,600	2,596,944
Colony Financial, Inc.	158,626	3,534,187
Consolidated-Tomoka Land Co.	8,000	417,520
CorEnergy Infrastructure Trust, Inc.	46,400	348,464
CoreSite Realty Corp.	31,300	1,158,726
Cousins Properties, Inc.	328,873	4,278,638
CubeSmart	240,643	5,065,535
CyrusOne, Inc.	48,589	1,326,966
CYS Investments, Inc.	237,700	2,122,661
DCT Industrial Trust, Inc.	484,700	4,153,879
DiamondRock Hospitality Co.	288,917	4,145,959
DuPont Fabros Technology, Inc.	94,000	2,911,180
Dynex Capital, Inc.	76,500	644,130
EastGroup Properties, Inc.	46,790	3,221,959
Education Realty Trust, Inc.	206,139	2,321,125
Empire State Realty Trust, Inc., Class A	134,400	2,145,024
EPR Properties	83,900	4,706,790
Equity One, Inc.	90,337	2,168,088
Excel Trust, Inc.	90,284	1,173,692
FelCor Lodging Trust, Inc.	203,100	2,179,263
First Industrial Realty Trust, Inc.	165,614	3,234,441
First Potomac Realty Trust	90,700	1,133,750
Forestar Group, Inc. *	49,700	867,265
Franklin Street Properties Corp.	134,065	1,607,439
Getty Realty Corp.	39,242	730,294
Gladstone Commercial Corp.	24,300	439,830
Glimcher Realty Trust	216,800	2,976,664
Government Properties Income Trust	100,847	2,301,328
Gramercy Property Trust, Inc.	172,500	1,078,125
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,100	406,818
Hatteras Financial Corp.	148,100	2,819,824
Healthcare Realty Trust, Inc.	142,081	3,760,884
Hersha Hospitality Trust	291,700	2,126,493
Highwoods Properties, Inc.	133,507	5,723,445
Hudson Pacific Properties, Inc.	80,600	2,201,186
Inland Real Estate Corp.	133,336	1,414,695
Invesco Mortgage Capital, Inc.	187,900	3,107,866
Investors Real Estate Trust	180,400	1,515,360
iStar Financial, Inc. *	125,500	1,780,845
Kennedy-Wilson Holdings, Inc.	105,400	2,855,286
Kite Realty Group Trust	47,375	1,226,539
LaSalle Hotel Properties	159,626	6,258,935
Lexington Realty Trust	317,484	3,479,625
LTC Properties, Inc.	52,651	2,208,183
Mack-Cali Realty Corp.	130,100	2,436,773
Medical Properties Trust, Inc.	256,100	3,454,789
Monmouth Real Estate Investment Corp.	84,500	946,400
National Health Investors, Inc.	48,468	3,194,526
New Residential Investment Corp.	210,322	2,603,786
New York Mortgage Trust, Inc. (c)	135,700	1,059,817
New York REIT, Inc.	258,400	2,899,248
One Liberty Properties, Inc.	18,700	428,043
Owens Realty Mortgage, Inc.	15,800	236,210
Parkway Properties, Inc.	113,593	2,277,540
Pebblebrook Hotel Trust	98,300	4,187,580
Pennsylvania Real Estate Investment Trust	103,812	2,224,691
PennyMac Mortgage Investment Trust	109,300	2,359,787
Physicians Realty Trust	70,300	1,078,402
Potlatch Corp.	60,403	2,657,128
PS Business Parks, Inc.	28,438	2,395,048
QTS Realty Trust, Inc., Class A	19,774	696,440
RAIT Financial Trust	119,300	874,469
Ramco-Gershenson Properties Trust	111,121	1,942,395
RE/MAX Holdings, Inc., Class A	16,800	537,600
Redwood Trust, Inc.	123,500	2,320,565
Resource Capital Corp.	196,149	1,037,628
Retail Opportunity Investments Corp.	133,347	2,178,890
Rexford Industrial Realty, Inc.	68,500	1,058,325
RLJ Lodging Trust	195,282	6,291,986
Rouse Properties, Inc. (c)	54,500	992,445
Ryman Hospitality Properties, Inc. (c)	65,185	3,216,880
Sabra Health Care REIT, Inc.	76,766	2,193,205
Saul Centers, Inc.	14,300	785,785
Select Income REIT	54,000	1,323,540

32 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Silver Bay Realty Trust Corp.	56,433	955,411
Sovran Self Storage, Inc.	48,845	4,156,221
STAG Industrial, Inc.	76,100	1,856,840
Starwood Waypoint Residential Trust	57,400	1,502,732
Strategic Hotels & Resorts, Inc. *	382,700	4,917,695
Summit Hotel Properties, Inc.	125,500	1,460,820
Sun Communities, Inc.	71,300	4,133,261
Sunstone Hotel Investors, Inc.	303,532	4,647,075
Tejon Ranch Co. *	19,092	576,197
Terreno Realty Corp.	48,000	1,010,880
The Geo Group, Inc.	106,780	4,264,793
The St. Joe Co. *	92,700	1,775,205
Trade Street Residential, Inc.	27,200	187,680
UMH Properties, Inc.	31,900	322,190
Universal Health Realty Income Trust	19,444	942,062
Urstadt Biddle Properties, Inc., Class A	39,874	862,475
Washington Real Estate Investment Trust	99,282	2,805,709
Western Asset Mortgage Capital Corp. (c)	59,656	896,033
Whitestone REIT	30,700	460,500

		243,365,766

Retailing 4.0%
1-800-Flowers.com, Inc., Class A *	34,800	279,444
Aeropostale, Inc. *	115,000	346,150
America’s Car-Mart, Inc. *	11,500	528,770
American Eagle Outfitters, Inc.	294,200	3,786,354
ANN, Inc. *	69,000	2,648,910
Asbury Automotive Group, Inc. *	45,000	3,151,800
Barnes & Noble, Inc. *	62,610	1,366,150
bebe stores, Inc.	51,449	117,818
Big 5 Sporting Goods Corp.	32,284	397,416
Blue Nile, Inc. *	19,000	674,500
Brown Shoe Co., Inc.	68,375	1,818,091
Build-A-Bear Workshop, Inc. *	18,100	306,795
Burlington Stores, Inc. *	42,000	1,761,480
Christopher & Banks Corp. *	51,800	338,254
Citi Trends, Inc. *	25,546	578,617
Conn’s, Inc. *(c)	40,600	1,263,066
Core-Mark Holding Co., Inc.	34,741	2,016,020
Coupons.com, Inc. *	17,700	246,384
Destination Maternity Corp.	18,400	275,632
Destination XL Group, Inc. *	56,400	295,536
Express, Inc. *	128,500	1,923,645
Five Below, Inc. *	79,600	3,173,652
Francesca’s Holdings Corp. *	62,800	747,948
Fred’s, Inc., Class A	52,800	828,960
FTD Cos., Inc. *	28,097	988,453
Gaiam, Inc., Class A *	22,000	166,540
Genesco, Inc. *	36,244	2,779,552
Group 1 Automotive, Inc.	35,500	3,032,765
Guess?, Inc.	90,200	1,999,734
Haverty Furniture Cos, Inc.	30,300	666,903
hhgregg, Inc. *	18,300	94,794
Hibbett Sports, Inc. *	37,575	1,705,529
HSN, Inc.	49,955	3,300,527
Kirkland’s, Inc. *	22,400	398,720
Lands’ End, Inc. *(c)	24,200	1,148,774
Lithia Motors, Inc., Class A	33,700	2,615,794
Lumber Liquidators Holdings, Inc. *	41,598	2,236,725
MarineMax, Inc. *	37,700	722,709
Mattress Firm Holding Corp. *	22,000	1,390,180
Monro Muffler Brake, Inc.	49,350	2,637,264
New York & Co., Inc. *	36,400	119,028
Nutrisystem, Inc.	39,948	672,724
Office Depot, Inc. *	809,610	4,226,164
Orbitz Worldwide, Inc. *	75,700	626,039
Outerwall, Inc. *(c)	29,900	1,891,773
Overstock.com, Inc. *	15,500	358,360
Pacific Sunwear of California, Inc. *	65,800	100,016
PetMed Express, Inc. (c)	29,500	389,695
Pier 1 Imports, Inc.	140,400	1,811,160
Pool Corp.	66,177	3,950,767
Rent-A-Center, Inc.	79,105	2,449,882
Restoration Hardware Holdings, Inc. *	47,200	3,791,104
RetailMeNot, Inc. *	45,200	951,912
Sears Hometown & Outlet Stores, Inc. *	17,000	255,680
Select Comfort Corp. *	79,600	2,044,924
Shoe Carnival, Inc.	24,850	457,240
Shutterfly, Inc. *	56,600	2,367,578
Sonic Automotive, Inc., Class A	61,100	1,520,779
Sportsman’s Warehouse Holdings, Inc. *(c)	12,000	83,880
Stage Stores, Inc.	46,827	789,972
Stein Mart, Inc.	44,300	592,734
Systemax, Inc. *	14,500	221,850
The Bon-Ton Stores, Inc. (c)	19,300	170,033
The Buckle, Inc. (c)	41,664	2,055,285
The Cato Corp., Class A	42,204	1,505,417
The Children’s Place, Inc.	32,313	1,591,415
The Container Store Group, Inc. *(c)	25,200	464,688
The Finish Line, Inc., Class A	71,619	1,895,755
The Men’s Wearhouse, Inc.	71,100	3,343,833
The Pep Boys - Manny, Moe & Jack *	84,700	807,191
Tile Shop Holdings, Inc. *(c)	41,100	353,871
Tilly’s, Inc., Class A *	12,600	89,712
Tuesday Morning Corp. *	65,800	1,341,662
ValueVision Media, Inc., Class A *	56,000	316,960
Vitamin Shoppe, Inc. *	45,400	2,130,622
VOXX International Corp. *	31,300	266,989
West Marine, Inc. *	24,500	241,080
Weyco Group, Inc.	9,100	283,465
Winmark Corp.	3,000	246,840
Zumiez, Inc. *	30,100	1,004,738

		102,539,172

Semiconductors & Semiconductor Equipment 3.6%
Advanced Energy Industries, Inc. *	63,937	1,264,674
Alpha & Omega Semiconductor Ltd. *	28,000	259,560

See financial notes 33

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ambarella, Inc. *(c)	42,300	1,873,467
Amkor Technology, Inc. *	125,218	848,978
Applied Micro Circuits Corp. *	114,365	739,941
Audience, Inc. *	21,900	81,687
Axcelis Technologies, Inc. *	142,100	309,778
Brooks Automation, Inc.	105,331	1,298,731
Cabot Microelectronics Corp. *	35,700	1,721,811
Cascade Microtech, Inc. *	18,700	200,838
Cavium, Inc. *	78,200	4,012,442
CEVA, Inc. *	46,900	764,470
Cirrus Logic, Inc. *	92,700	1,789,110
Cohu, Inc.	46,100	470,220
Cypress Semiconductor Corp. *	234,900	2,327,859
Diodes, Inc. *	54,281	1,402,078
DSP Group, Inc. *	31,400	304,266
Entegris, Inc. *	208,200	2,827,356
Entropic Communications, Inc. *	143,000	357,500
Exar Corp. *	58,500	558,675
Fairchild Semiconductor International, Inc. *	183,300	2,813,655
FormFactor, Inc. *	76,873	612,678
Inphi Corp. *	43,700	676,476
Integrated Device Technology, Inc. *	197,400	3,239,334
Integrated Silicon Solution, Inc.	46,000	624,680
International Rectifier Corp. *	107,053	4,257,498
Intersil Corp., Class A	190,700	2,534,403
IXYS Corp.	32,400	378,108
Kopin Corp. *	100,300	381,140
Lattice Semiconductor Corp. *	170,200	1,142,042
M/A-COM Technology Solutions Holdings, Inc. *	20,522	451,279
MaxLinear, Inc., Class A *	41,800	296,362
Micrel, Inc.	67,505	819,511
Microsemi Corp. *	141,871	3,698,577
MKS Instruments, Inc.	80,637	2,935,187
Monolithic Power Systems, Inc.	58,100	2,567,439
Nanometrics, Inc. *	32,200	435,988
NVE Corp. *	8,200	587,776
OmniVision Technologies, Inc. *	82,373	2,205,949
PDF Solutions, Inc. *	44,800	581,056
Peregrine Semiconductor Corp. *	37,700	468,611
Pericom Semiconductor Corp. *	33,500	366,155
Photronics, Inc. *	85,200	765,948
PMC-Sierra, Inc. *	254,400	1,981,776
Power Integrations, Inc.	45,362	2,284,430
QuickLogic Corp. *(c)	80,900	232,992
Rambus, Inc. *	167,900	1,922,455
RF Micro Devices, Inc. *	423,000	5,503,230
Rubicon Technology, Inc. *	32,500	143,975
Rudolph Technologies, Inc. *	46,700	410,026
Semtech Corp. *	100,229	2,543,812
Silicon Image, Inc. *	113,600	608,896
Silicon Laboratories, Inc. *	63,800	2,908,642
Spansion, Inc., Class A *	88,600	1,823,388
Synaptics, Inc. *	54,400	3,722,592
Tessera Technologies, Inc.	81,259	2,469,461
TriQuint Semiconductor, Inc. *	253,400	5,481,042
Ultra Clean Holdings, Inc. *	43,300	380,174
Ultratech, Inc. *	40,000	765,200
Veeco Instruments, Inc. *	60,200	2,166,598
Vitesse Semiconductor Corp. *	70,700	246,036
Xcerra Corp. *	84,400	716,556

		92,564,574

Software & Services 9.4%
A10 Networks, Inc. *	18,700	82,280
ACI Worldwide, Inc. *	166,845	3,210,098
Actua Corp. *	60,400	1,135,520
Actuate Corp. *	67,700	290,433
Acxiom Corp. *	116,000	2,185,440
Advent Software, Inc.	75,528	2,610,248
Aerohive Networks, Inc. *	12,000	60,000
Amber Road, Inc. *	13,100	174,885
American Software, Inc., Class A	53,400	515,844
Angie’s List, Inc. *(c)	60,200	419,594
Aspen Technology, Inc. *	139,600	5,155,428
AVG Technologies NV *	51,100	915,712
Bankrate, Inc. *	98,300	1,067,538
Barracuda Networks, Inc. *	11,600	372,940
Bazaarvoice, Inc. *(c)	68,500	510,325
Benefitfocus, Inc. *	7,400	205,054
Blackbaud, Inc.	69,469	3,091,370
Blackhawk Network Holdings, Inc. *	79,402	2,744,133
Blucora, Inc. *	63,100	1,069,545
Borderfree, Inc. *	8,800	96,448
Bottomline Technologies de, Inc. *	56,700	1,422,603
Brightcove, Inc. *	49,900	319,859
BroadSoft, Inc. *	42,200	966,380
CACI International, Inc., Class A *	34,900	2,871,921
Callidus Software, Inc. *	64,000	901,760
Carbonite, Inc. *	26,000	284,440
Cardtronics, Inc. *	67,100	2,575,969
Care.com, Inc. *(c)	9,800	81,340
Cass Information Systems, Inc.	17,640	838,606
ChannelAdvisor Corp. *	30,400	422,256
Ciber, Inc. *	120,800	395,016
CommVault Systems, Inc. *	69,800	3,094,932
Computer Task Group, Inc.	20,200	177,760
Compuware Corp.	322,300	3,271,345
comScore, Inc. *	50,800	2,140,712
Comverse, Inc. *	32,070	699,126
Constant Contact, Inc. *	47,585	1,682,606
Convergys Corp.	148,900	3,003,313
Conversant, Inc. *	100,900	3,556,725
Cornerstone OnDemand, Inc. *	78,000	2,829,060
Covisint Corp. *(c)	83,612	241,639
CSG Systems International, Inc.	51,100	1,354,661
Cvent, Inc. *	26,300	682,222
Cyan, Inc. *(c)	39,400	124,110
Datalink Corp. *	27,300	345,345
Dealertrack Technologies, Inc. *	82,836	3,897,434
Demand Media, Inc. *	14,550	102,432
Demandware, Inc. *	44,100	2,643,795
Dice Holdings, Inc. *	64,900	647,053
Digimarc Corp.	10,300	298,597
Digital River, Inc. *	52,800	1,350,096
E2open, Inc. *	34,000	198,560
EarthLink Holdings Corp.	147,381	527,624
Ebix, Inc. (c)	44,300	653,425
Ellie Mae, Inc. *	41,700	1,600,446

34 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Endurance International Group Holdings Inc *(c)	44,200	734,604
EnerNOC, Inc. *	42,000	620,340
Envestnet, Inc. *	50,000	2,221,000
EPAM Systems, Inc. *	52,200	2,492,028
Epiq Systems, Inc.	48,700	781,148
ePlus, Inc. *	7,600	464,132
Euronet Worldwide, Inc. *	76,136	4,086,219
EVERTEC, Inc.	96,400	2,188,280
Everyday Health, Inc. *	11,100	151,737
ExlService Holdings, Inc. *	46,900	1,312,731
Fair Isaac Corp.	50,300	3,133,690
Five9, Inc. *(c)	15,000	66,000
FleetMatics Group plc *(c)	54,800	2,035,272
Forrester Research, Inc.	16,017	645,165
Gigamon, Inc. *(c)	35,500	530,370
Global Cash Access Holdings, Inc. *	104,100	758,889
Global Eagle Entertainment, Inc. *	55,900	683,657
Globant S.A. *	8,900	115,166
Glu Mobile, Inc. *(c)	131,900	510,453
Gogo, Inc. *(c)	82,000	1,362,020
GrubHub, Inc. *	13,100	476,316
GTT Communications, Inc. *	20,700	268,686
Guidance Software, Inc. *	31,700	213,341
Guidewire Software, Inc. *	104,300	5,208,742
Heartland Payment Systems, Inc.	54,500	2,814,925
Higher One Holdings, Inc. *	43,800	112,566
iGATE Corp. *	55,735	2,064,982
Imperva, Inc. *	30,800	1,261,876
Infoblox, Inc. *	80,300	1,296,042
Information Services Group, Inc. *	47,900	202,617
Interactive Intelligence Group, Inc. *	25,973	1,253,457
Internap Network Services Corp. *	75,700	606,357
Intralinks Holdings, Inc. *	61,900	534,816
j2 Global, Inc.	70,028	3,787,814
Jive Software, Inc. *	56,400	344,604
Kofax, Ltd. *	108,900	691,515
Limelight Networks, Inc. *	90,900	221,796
Lionbridge Technologies, Inc. *	99,900	482,517
Liquidity Services, Inc. *	35,400	452,412
LivePerson, Inc. *	78,700	1,133,280
LogMeIn, Inc. *	35,600	1,710,580
Luxoft Holding, Inc. *	11,500	459,885
Manhattan Associates, Inc. *	111,188	4,459,751
ManTech International Corp., Class A	34,500	971,520
Marchex, Inc., Class B	48,200	184,606
Marin Software, Inc. *	38,600	345,470
Marketo, Inc. *	37,600	1,213,352
Mavenir Systems, Inc. *	24,800	304,048
MAXIMUS, Inc.	101,496	4,918,496
Mentor Graphics Corp.	140,967	2,987,091
MicroStrategy, Inc., Class A *	13,662	2,197,943
Millennial Media, Inc. *(c)	110,600	226,730
MobileIron, Inc. *(c)	11,300	113,678
Model N, Inc. *	28,300	275,925
ModusLink Global Solutions, Inc. *(c)	58,700	205,450
MoneyGram International, Inc. *	42,800	368,080
Monotype Imaging Holdings, Inc.	58,600	1,676,546
Monster Worldwide, Inc. *	133,500	515,310
Move, Inc. *	57,400	1,202,530
NetScout Systems, Inc. *	55,400	2,042,044
NeuStar, Inc., Class A *(c)	88,400	2,334,644
NIC, Inc.	96,800	1,784,024
OPOWER, Inc. *(c)	11,400	207,024
Park City Group, Inc. *(c)	14,000	117,880
Paycom Software, Inc. *	9,600	170,400
Pegasystems, Inc.	53,200	1,152,844
Perficient, Inc. *	53,397	885,322
PRGX Global, Inc. *	41,500	219,535
Progress Software Corp. *	74,620	1,932,658
Proofpoint, Inc. *	54,300	2,391,372
PROS Holdings, Inc. *	34,000	951,320
Q2 Holdings, Inc. *	14,500	218,805
QAD, Inc., Class A	8,800	189,288
Qlik Technologies, Inc. *	133,888	3,795,725
Qualys, Inc. *	29,500	946,360
QuinStreet, Inc. *	44,900	181,845
Rally Software Development Corp. *	36,500	373,030
RealNetworks, Inc. *	28,257	194,973
RealPage, Inc. *	76,600	1,522,042
Reis, Inc.	11,900	278,460
Rightside Group Ltd. *	14,550	137,788
Rocket Fuel, Inc. *(c)	26,900	420,178
Rosetta Stone, Inc. *	31,100	297,627
Sapiens International Corp. N.V. *(c)	43,366	343,459
Sapient Corp. *	169,863	2,942,027
Science Applications International Corp.	61,700	3,017,747
SciQuest, Inc. *	38,300	571,053
Seachange International, Inc. *	46,700	315,692
ServiceSource International, Inc. *	105,500	403,010
Shutterstock, Inc. *	22,300	1,734,048
Silver Spring Networks, Inc. *(c)	51,400	492,412
SPS Commerce, Inc. *	23,400	1,364,220
SS&C Technologies Holdings, Inc. *	104,600	5,054,272
Stamps.com, Inc. *	25,000	922,500
Sykes Enterprises, Inc. *	59,793	1,287,941
Synchronoss Technologies, Inc. *	51,800	2,676,506
Syntel, Inc. *	22,900	1,983,369
Take-Two Interactive Software, Inc. *	134,204	3,549,696
Tangoe, Inc. *	56,800	833,256
TechTarget, Inc. *	19,000	181,260
TeleCommunication Systems, Inc., Class A *	67,800	195,264
Telenav, Inc. *	40,000	288,800
TeleTech Holdings, Inc. *	33,200	856,892
Textura, Corp. *(c)	27,400	729,936
The Hackett Group, Inc.	40,800	286,008
The Rubicon Project, Inc. *	11,600	132,936
The Ultimate Software Group, Inc. *	43,100	6,486,981
TiVo, Inc. *	168,503	2,198,964
Travelzoo, Inc. *	9,800	128,282

See financial notes 35

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tremor Video, Inc. *(c)	59,800	140,530
TrueCar, Inc. *(c)	11,400	191,520
Trulia, Inc. *(c)	54,205	2,528,663
TubeMogul, Inc. *	10,100	156,954
Tyler Technologies, Inc. *	49,100	5,495,272
Unisys Corp. *	76,450	1,960,178
Unwired Planet, Inc. *	122,695	190,177
Varonis Systems, Inc. *(c)	7,900	153,892
VASCO Data Security International, Inc. *	40,200	1,017,864
Verint Systems, Inc. *	88,372	5,080,506
VirnetX Holding Corp. *(c)	65,700	385,659
Virtusa Corp. *	38,100	1,561,338
Vistaprint N.V. *(c)	48,600	3,249,396
Vringo, Inc. *(c)	95,600	98,468
Web.com Group, Inc. *	76,000	1,560,280
WebMD Health Corp. *	56,800	2,424,224
WEX, Inc. *	58,476	6,640,534
Wix.com Ltd. *(c)	20,300	344,897
XO Group, Inc. *	39,800	506,654
Xoom Corp. *	45,400	685,540
YuMe, Inc. *(c)	29,400	146,706
Zendesk, Inc. *(c)	16,700	434,200
Zix Corp. *	88,900	293,370

		241,743,097

Technology Hardware & Equipment 4.7%
ADTRAN, Inc.	82,800	1,756,188
Agilysys, Inc. *	24,000	271,200
Alliance Fiber Optic Products, Inc. (c)	16,400	211,724
Anixter International, Inc.	40,600	3,457,902
Applied Optoelectronics, Inc. *	21,700	350,238
Aruba Networks, Inc. *	156,600	3,379,428
Badger Meter, Inc.	26,003	1,480,091
Bel Fuse, Inc., Class B	14,100	398,889
Belden, Inc.	67,600	4,812,444
Benchmark Electronics, Inc. *	81,294	1,928,294
Black Box Corp.	24,092	529,783
CalAmp Corp. *	53,500	1,031,480
Calix, Inc. *	58,800	635,628
Checkpoint Systems, Inc. *	61,644	817,399
Ciena Corp. *	154,800	2,594,448
Clearfield, Inc. *(c)	16,700	245,156
Cognex Corp. *	131,818	5,214,720
Coherent, Inc. *	36,651	2,387,813
Comtech Telecommunications Corp.	24,500	932,715
Control4 Corp. *(c)	16,800	260,568
Cray, Inc. *	59,800	2,072,668
CTS Corp.	52,200	960,480
CUI Global, Inc. *	30,300	247,854
Daktronics, Inc.	59,300	789,283
Digi International, Inc. *	33,900	280,692
Dot Hill Systems Corp. *	88,000	347,600
DTS, Inc. *	24,942	742,773
Eastman Kodak Co. *(c)	25,900	558,663
Electro Rent Corp.	25,200	384,048
Electro Scientific Industries, Inc.	39,800	282,580
Electronics for Imaging, Inc. *	68,609	3,136,803
Emulex Corp. *	129,190	731,215
Extreme Networks, Inc. *	135,200	485,368
Fabrinet *	51,500	937,815
FARO Technologies, Inc. *	25,200	1,411,200
FEI Co.	63,900	5,385,492
Finisar Corp. *	143,600	2,400,992
GSI Group, Inc. *	48,200	619,370
Harmonic, Inc. *	139,100	927,797
II-VI, Inc. *	76,900	1,037,381
Immersion Corp. *	46,379	390,511
Infinera Corp. *	187,100	2,718,563
Insight Enterprises, Inc. *	60,100	1,367,275
InterDigital, Inc.	59,300	2,931,199
Intevac, Inc. *	35,100	259,740
InvenSense, Inc. *(c)	104,300	1,690,703
Itron, Inc. *	59,100	2,300,763
Ixia *	102,564	987,691
Kemet Corp. *	59,100	283,680
KVH Industries, Inc. *	19,900	257,108
Littelfuse, Inc.	33,200	3,238,328
Maxwell Technologies, Inc. *	43,400	506,044
Mercury Systems, Inc. *	54,501	761,924
Mesa Laboratories, Inc.	3,600	274,932
Methode Electronics, Inc.	56,700	2,232,846
MTS Systems Corp.	21,775	1,437,368
Multi-Fineline Electronix, Inc. *	12,100	122,815
NETGEAR, Inc. *	53,600	1,824,544
Newport Corp. *	57,700	1,032,253
Nimble Storage, Inc. *(c)	13,600	372,096
Numerex Corp., Class A *	25,600	333,824
Oclaro, Inc. *	137,300	215,561
Oplink Communications, Inc.	26,200	546,270
OSI Systems, Inc. *	30,100	2,133,488
Park Electrochemical Corp.	37,400	964,920
ParkerVision, Inc. *(c)	144,400	189,164
PC Connection, Inc.	12,500	298,125
Plantronics, Inc.	64,093	3,324,504
Plexus Corp. *	49,062	2,028,714
Polycom, Inc. *	202,700	2,651,316
Procera Networks, Inc. *	28,000	209,720
QLogic Corp. *	130,100	1,536,481
Quantum Corp. *	324,083	414,826
RealD, Inc. *	60,400	683,728
Rofin-Sinar Technologies, Inc. *	40,036	896,406
Rogers Corp. *	26,167	1,789,038
Ruckus Wireless, Inc. *	95,100	1,234,398
Sanmina Corp. *	120,600	3,023,442
ScanSource, Inc. *	43,605	1,664,839
ShoreTel, Inc. *	101,557	821,596
Silicon Graphics International Corp. *	53,400	463,512
Sonus Networks, Inc. *	360,558	1,251,136
Speed Commerce, Inc. *	57,100	169,587
Super Micro Computer, Inc. *	50,600	1,617,176
SYNNEX Corp.	41,800	2,891,724
Tessco Technologies, Inc.	7,400	234,950
TTM Technologies, Inc. *	86,250	595,988
Ubiquiti Networks, Inc. (c)	43,600	1,559,572
Universal Display Corp. *	61,452	1,922,219
ViaSat, Inc. *	61,119	3,828,494
Viasystems Group, Inc. *	7,000	111,090
Violin Memory, Inc. *(c)	117,600	569,184

36 See financial notes

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Vishay Precision Group, Inc. *	16,500	280,335

		121,881,892

Telecommunication Services 0.7%
8x8, Inc. *	127,000	998,220
Atlantic Tele-Network, Inc.	15,300	1,028,007
Boingo Wireless, Inc. *	37,100	260,071
Cincinnati Bell, Inc. *	303,745	1,114,744
Cogent Communications Holdings, Inc.	70,700	2,399,558
Consolidated Communications Holdings, Inc.	76,074	1,970,316
FairPoint Communications, Inc. *	28,900	479,740
General Communication, Inc., Class A *	50,300	590,019
Globalstar, Inc. *(c)	402,800	954,636
Hawaiian Telcom Holdco, Inc. *	16,213	436,130
IDT Corp., Class B	23,500	387,280
inContact, Inc. *	88,200	784,980
Inteliquent, Inc.	46,400	780,912
Intelsat S.A. *	40,100	780,346
Iridium Communications, Inc. *	116,700	1,108,650
Lumos Networks Corp.	25,400	436,880
magicJack VocalTec Ltd. *(c)	26,400	245,520
NTELOS Holdings Corp. (c)	26,050	262,584
ORBCOMM, Inc. *	60,900	384,888
Premiere Global Services, Inc. *	70,000	732,900
RingCentral, Inc., Class A *	41,100	540,054
Shenandoah Telecommunications Co.	34,800	1,029,732
Spok Holdings, Inc.	36,500	592,760
Vonage Holdings Corp. *	260,200	905,496

		19,204,423

Transportation 1.8%
Air Transport Services Group, Inc. *	72,100	589,778
Allegiant Travel Co.	20,200	2,696,094
ArcBest Corp.	39,372	1,523,696
Atlas Air Worldwide Holdings, Inc. *	37,400	1,380,808
Baltic Trading Ltd. (c)	72,200	270,750
Celadon Group, Inc.	32,600	634,396
Echo Global Logistics, Inc. *	34,500	901,485
Forward Air Corp.	45,682	2,186,797
Hawaiian Holdings, Inc. *	66,000	1,144,440
Heartland Express, Inc.	79,800	2,006,172
Hub Group, Inc., Class A *	58,592	2,126,304
International Shipholding Corp.	7,300	146,292
JetBlue Airways Corp. *	377,400	4,355,196
Knight Transportation, Inc.	88,400	2,586,584
Knightsbridge Shipping Ltd. (c)	50,800	446,024
Marten Transport Ltd.	37,700	739,674
Matson, Inc.	65,600	1,868,944
Navios Maritime Holdings, Inc. (c)	116,400	685,596
P.A.M. Transportation Services, Inc. *	4,000	171,920
Park-Ohio Holdings Corp.	13,800	732,918
Patriot Transportation Holding, Inc. *	8,700	368,532
Quality Distribution, Inc. *	40,200	520,992
Republic Airways Holdings, Inc. *	74,100	927,732
Roadrunner Transportation Systems, Inc. *	40,900	842,949
Safe Bulkers, Inc. (c)	57,100	304,914
Saia, Inc. *	38,100	1,867,662
Scorpio Bulkers, Inc. *	197,400	965,286
SkyWest, Inc.	73,612	848,010
Swift Transportation Co. *	124,600	3,077,620
Ultrapetrol Bahamas Ltd. *(c)	33,800	101,738
Universal Truckload Services, Inc.	11,747	309,181
USA Truck, Inc. *	9,200	155,480
UTi Worldwide, Inc. *	136,800	1,495,224
Werner Enterprises, Inc.	68,075	1,874,786
Wesco Aircraft Holdings, Inc. *	76,900	1,364,975
XPO Logistics, Inc. *	76,469	3,052,643
YRC Worldwide, Inc. *(c)	47,200	1,011,968

		46,283,560

Utilities 3.5%
Abengoa Yield plc *(c)	39,900	1,296,750
ALLETE, Inc.	63,154	3,299,165
American States Water Co.	55,800	1,996,524
Artesian Resources Corp., Class A	10,500	233,835
Atlantic Power Corp. (c)	168,900	374,958
Avista Corp.	89,512	3,173,200
Black Hills Corp.	66,298	3,628,490
California Water Service Group	71,574	1,863,071
Chesapeake Utilities Corp.	20,700	1,002,501
Cleco Corp.	90,700	4,876,032
Connecticut Water Service, Inc.	15,000	557,550
Dynegy, Inc. *	183,200	5,587,600
El Paso Electric Co.	63,016	2,384,526
IDACORP, Inc.	74,587	4,716,136
MGE Energy, Inc.	50,940	2,265,302
Middlesex Water Co.	25,485	574,687
New Jersey Resources Corp.	62,700	3,666,696
Northwest Natural Gas Co.	39,895	1,872,272
NorthWestern Corp.	58,969	3,115,922
NRG Yield, Inc., Class A	37,200	1,858,884
ONE Gas, Inc.	76,300	2,895,585
Ormat Technologies, Inc.	27,700	801,915
Otter Tail Corp.	54,909	1,702,179
Pattern Energy Group, Inc.	57,900	1,666,362
Piedmont Natural Gas Co., Inc.	117,900	4,481,379
PNM Resources, Inc.	118,200	3,410,070
Portland General Electric Co.	116,717	4,249,666
SJW Corp.	24,600	786,216
South Jersey Industries, Inc.	50,660	2,970,702
Southwest Gas Corp.	68,996	4,007,978
Spark Energy, Inc., Class A *(c)	6,900	111,780
TerraForm Power, Inc., Class A *	31,500	896,490
The Empire District Electric Co.	62,100	1,766,124
The Laclede Group, Inc.	63,721	3,235,115
UIL Holdings Corp.	84,010	3,456,171
Unitil Corp.	22,100	769,964
WGL Holdings, Inc.	77,324	3,634,228

See financial notes 37

 Schwab Small-Cap Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
York Water Co.	17,000	373,660

		89,559,685

Total Common Stock
(Cost $1,808,542,039)		2,564,440,457

Rights 0.0% of net assets

Automobiles & Components 0.0%
Contra Furiex Pharmaceuticals CVR *(a)(b)	11,000	107,470

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Omthera Pharmaceutical CVR *(a)(b)	8,400	—

Telecommunication Services 0.0%
Contra Leap Wireless CVR *(a)(b)	84,700	213,444

Total Rights
(Cost $320,914)		320,914

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. *(a)(b)	24,500	—

Total Warrants
(Cost $—)		—

Other Investment Company 5.1% of net assets

Securities Lending Collateral 5.1%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	130,686,609	130,686,609

Total Other Investment Company
(Cost $130,686,609)		130,686,609

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/03/14	11,660,323	11,660,323

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/18/14 (d)(e)	1,900,000	1,899,969

Total Short-Term Investments
(Cost $13,560,292)		13,560,292

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $1,960,321,155 and the unrealized appreciation and depreciation were $900,108,052 and ($151,420,935), respectively, with a net unrealized appreciation of $748,687,117.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $320,914 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $128,436,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	20	2,342,000	202,898

38 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.7%	Common Stock	2,419,182,444	3,996,962,109
0.0%	Rights	32,982	32,760
0.0%	Warrants	—	—
0.7%	Other Investment Company	26,162,578	26,162,578
2.1%	Short-Term Investments	86,325,341	86,325,341

101.5%	Total Investments	2,531,703,345	4,109,482,788
(1.5%)	Other Assets and Liabilities, Net		(60,247,221)

100.0%	Net Assets		4,049,235,567

	Number	Value
Security	of Shares	($)

Common Stock 98.7% of net assets

Automobiles & Components 1.2%
American Axle & Manufacturing Holdings, Inc. *	13,400	259,022
Autoliv, Inc.	15,800	1,449,492
BorgWarner, Inc.	39,100	2,229,482
Cooper Tire & Rubber Co.	8,900	286,669
Cooper-Standard Holding, Inc. *	2,500	136,450
Dana Holding Corp.	24,800	507,408
Delphi Automotive plc	52,685	3,634,211
Dorman Products, Inc. *	5,000	231,800
Drew Industries, Inc.	5,400	259,524
Federal-Mogul Holdings Corp. *	22,200	346,542
Ford Motor Co.	705,340	9,938,241
General Motors Co.	246,185	7,730,209
Gentex Corp.	23,700	775,938
Gentherm, Inc. *	5,307	221,302
Harley-Davidson, Inc.	38,693	2,542,130
Johnson Controls, Inc.	123,800	5,849,550
Lear Corp.	14,000	1,295,000
Modine Manufacturing Co. *	12,100	155,243
Standard Motor Products, Inc.	7,500	296,400
Stoneridge, Inc. *	13,100	170,169
Strattec Security Corp.	1,500	155,580
Tenneco, Inc. *	10,080	527,789
Tesla Motors, Inc. *	16,870	4,077,479
The Goodyear Tire & Rubber Co.	47,237	1,144,552
Thor Industries, Inc.	7,500	396,675
Tower International, Inc. *	5,564	135,205
TRW Automotive Holdings Corp. *	20,400	2,067,540
Visteon Corp. *	8,000	751,200
Winnebago Industries, Inc. *	7,400	156,954

		47,727,756

Banks 5.9%
1st Source Corp.	5,528	172,971
Ameris Bancorp	6,348	157,430
Arrow Financial Corp.	3,457	94,687
Associated Banc-Corp.	25,000	470,000
Astoria Financial Corp.	19,300	253,795
BancFirst Corp.	2,300	149,500
BancorpSouth, Inc.	16,112	371,059
Bank Mutual Corp.	18,268	120,386
Bank of America Corp.	1,883,401	32,319,161
Bank of Hawaii Corp.	6,500	380,575
Bank of the Ozarks, Inc.	11,200	394,688
BankUnited, Inc.	19,696	588,910
Banner Corp.	5,571	240,779
BB&T Corp.	124,658	4,722,045
BBCN Bancorp, Inc.	19,100	270,074
Beneficial Mutual Bancorp, Inc. *	9,000	120,870
Berkshire Hills Bancorp, Inc.	8,000	206,240
BNC Bancorp	11,012	187,314
BofI Holding, Inc. *	2,100	161,742
BOK Financial Corp.	3,740	256,414
Boston Private Financial Holdings, Inc.	20,729	272,586
Brookline Bancorp, Inc.	11,705	112,251
Bryn Mawr Bank Corp.	3,400	104,822
Camden National Corp.	2,500	102,275
Capital Bank Financial Corp., Class A *	10,300	266,667
Capital City Bank Group, Inc.	6,875	103,881
Capitol Federal Financial, Inc.	21,963	281,346
Cardinal Financial Corp.	3,700	71,040
Cathay General Bancorp	16,006	422,718
Centerstate Banks, Inc.	17,590	204,748
Central Pacific Financial Corp.	10,269	194,084
Century Bancorp, Inc., Class A	800	30,384
Chemical Financial Corp.	8,683	258,580
CIT Group, Inc.	33,100	1,619,583
Citigroup, Inc.	539,889	28,900,258
City Holding Co.	4,800	215,952
City National Corp.	7,800	613,938
Columbia Banking System, Inc.	9,951	276,439
Comerica, Inc.	31,159	1,487,531
Commerce Bancshares, Inc.	12,933	585,348
Community Bank System, Inc.	10,700	408,205
Community Trust Bancorp, Inc.	2,735	98,323
Cullen/Frost Bankers, Inc.	9,100	735,371
CVB Financial Corp.	19,411	306,306
Dime Community Bancshares, Inc.	6,875	108,281
Eagle Bancorp, Inc. *	5,760	206,957
East West Bancorp, Inc.	24,100	885,916
EverBank Financial Corp.	15,400	294,910
F.N.B. Corp.	31,061	397,270
Fifth Third Bancorp	145,814	2,914,822
First BanCorp (Puerto Rico) *	56,579	294,777
First Busey Corp.	20,200	126,250
First Citizens BancShares, Inc., Class A	900	226,089

See financial notes 39

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
First Commonwealth Financial Corp.	24,904	232,852
First Financial Bancorp	10,339	181,346
First Financial Bankshares, Inc.	8,200	260,596
First Financial Corp.	2,600	90,168
First Horizon National Corp.	45,216	581,478
First Interstate BancSystem, Inc., Class A	8,900	261,126
First Merchants Corp.	9,041	204,779
First Midwest Bancorp, Inc.	15,825	265,702
First Niagara Financial Group, Inc.	58,465	437,903
First Republic Bank	22,724	1,157,333
First United Corp. *	2,200	18,810
FirstMerit Corp.	27,289	500,753
Flagstar Bancorp, Inc. *	8,060	126,703
Flushing Financial Corp.	6,800	136,952
Fulton Financial Corp.	28,262	335,753
Glacier Bancorp, Inc.	10,497	301,159
Great Southern Bancorp, Inc.	3,400	129,234
Hancock Holding Co.	12,344	434,385
Hanmi Financial Corp.	7,000	150,150
Hawthorn Bancshares, Inc.	947	13,031
Heartland Financial USA, Inc.	2,500	66,500
Heritage Financial Corp.	6,135	107,669
Home BancShares, Inc.	11,500	367,080
Home Loan Servicing Solutions Ltd.	10,400	199,784
Hudson City Bancorp, Inc.	78,531	757,824
Huntington Bancshares, Inc.	137,099	1,358,651
Iberiabank Corp.	6,075	418,324
Independent Bank Corp., Massachusetts	5,700	232,560
Independent Bank Corp., Michigan	431	5,202
International Bancshares Corp.	13,484	382,541
Investors Bancorp, Inc.	58,997	634,218
JPMorgan Chase & Co.	671,463	40,610,082
Kearny Financial Corp. *	9,000	128,160
KeyCorp	148,290	1,957,428
Lakeland Financial Corp.	3,700	153,328
M&T Bank Corp.	26,666	3,258,052
MainSource Financial Group, Inc.	5,535	100,682
MB Financial, Inc.	13,857	437,188
Merchants Bancshares, Inc.	3,650	108,734
MGIC Investment Corp. *	62,600	558,392
MutualFirst Financial, Inc.	2,000	43,500
National Bank Holdings Corp., Class A	12,800	250,752
National Penn Bancshares, Inc.	32,675	336,226
Nationstar Mortgage Holdings, Inc. *	10,200	358,224
NBT Bancorp, Inc.	11,500	295,320
New York Community Bancorp, Inc.	74,285	1,184,846
Northfield Bancorp, Inc.	15,765	224,494
Northrim BanCorp, Inc.	4,281	123,721
Northwest Bancshares, Inc.	19,350	248,260
OceanFirst Financial Corp.	7,150	118,476
Ocwen Financial Corp. *	18,620	438,687
OFG Bancorp	8,163	127,098
Old National Bancorp	16,800	244,440
Oritani Financial Corp.	6,000	88,620
PacWest Bancorp	15,333	654,106
Park National Corp.	4,845	408,773
People’s United Financial, Inc.	79,087	1,156,252
Peoples Financial Corp.	3,000	38,640
Pinnacle Financial Partners, Inc.	6,475	253,820
Popular, Inc. *	19,720	628,674
Premier Financial Bancorp, Inc.	2,645	38,538
PrivateBancorp, Inc.	13,000	420,160
Prosperity Bancshares, Inc.	11,300	682,407
Provident Financial Holdings, Inc.	4,350	63,423
Provident Financial Services, Inc.	14,017	255,530
Radian Group, Inc.	34,300	577,955
Regions Financial Corp.	243,273	2,415,701
Renasant Corp.	8,910	268,636
Republic Bancorp, Inc., Class A	6,521	158,134
S&T Bancorp, Inc.	4,400	121,396
Sandy Spring Bancorp, Inc.	5,900	152,220
Seacoast Banking Corp of Florida *	3,936	50,223
Shore Bancshares, Inc. *	1,250	11,475
Signature Bank *	8,200	993,266
Simmons First National Corp., Class A	4,000	167,960
South State Corp.	5,584	336,771
Southside Bancshares, Inc. (c)	4,741	159,203
Southwest Bancorp, Inc.	7,800	140,634
State Bank Financial Corp.	6,200	111,104
Sterling Bancorp	19,185	269,741
Stock Yards Bancorp, Inc.	3,670	122,138
Suffolk Bancorp	4,600	105,616
Sun Bancorp, Inc. *	3,863	78,033
SunTrust Banks, Inc.	91,857	3,595,283
Susquehanna Bancshares, Inc.	27,568	270,442
SVB Financial Group *	11,800	1,321,482
Synovus Financial Corp.	22,042	558,985
TCF Financial Corp.	32,100	495,945
Texas Capital Bancshares, Inc. *	7,800	476,970
TFS Financial Corp.	19,500	291,330
The First of Long Island Corp.	6,000	158,040
The PNC Financial Services Group, Inc.	98,242	8,487,126
Timberland Bancorp, Inc.	2,000	21,120
Tompkins Financial Corp.	4,024	202,005
Towne Bank	3,800	57,608
Tree.com, Inc. *	4,444	164,384
Trico Bancshares	5,682	149,437
TrustCo Bank Corp.	20,657	150,796
Trustmark Corp.	14,762	359,159
U.S. Bancorp	322,137	13,723,036
UMB Financial Corp.	7,774	463,175
Umpqua Holdings Corp.	31,951	562,338
Union Bankshares Corp.	12,893	289,835
United Bankshares, Inc.	12,300	421,644
United Community Banks, Inc.	11,678	210,554
United Financial Bancorp, Inc.	14,699	206,227
Valley National Bancorp (c)	30,542	304,809
ViewPoint Financial Group, Inc.	8,700	237,249
Walker & Dunlop, Inc. *	9,700	156,267
Washington Federal, Inc.	14,942	326,184
Washington Trust Bancorp, Inc.	3,600	138,132
Webster Financial Corp.	15,963	500,280
Wells Fargo & Co.	845,813	44,904,212
WesBanco, Inc.	7,756	267,272

40 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Westamerica Bancorp	5,200	256,568
Western Alliance Bancorp *	16,600	441,892
Wilshire Bancorp, Inc.	9,900	98,010
Wintrust Financial Corp.	8,900	412,248
WSFS Financial Corp.	2,000	157,300
Zions Bancorp	35,725	1,034,953

		239,224,650

Capital Goods 7.8%
3M Co.	115,357	17,738,446
A.O. Smith Corp.	11,800	629,530
AAON, Inc.	10,279	201,982
AAR Corp.	8,400	222,600
Aceto Corp.	7,900	179,646
Actuant Corp., Class A	10,280	325,773
Acuity Brands, Inc.	7,500	1,045,725
AECOM Technology Corp. *	31,726	1,032,679
Aegion Corp. *	4,300	78,776
Aerovironment, Inc. *	4,200	128,730
AGCO Corp.	15,462	685,121
Air Lease Corp.	17,400	636,666
Aircastle Ltd.	14,100	269,028
Alamo Group, Inc.	2,500	107,100
Albany International Corp., Class A	6,718	253,806
Allegion plc	17,433	925,518
Alliant Techsystems, Inc.	5,537	647,608
Allison Transmission Holdings, Inc.	28,555	927,466
Altra Industrial Motion Corp.	4,300	135,536
American Railcar Industries, Inc.	4,500	296,145
American Science & Engineering, Inc.	2,000	110,600
American Superconductor Corp. *	5,200	6,812
American Woodmark Corp. *	4,000	163,640
AMETEK, Inc.	43,459	2,266,387
Apogee Enterprises, Inc.	6,600	289,740
Applied Industrial Technologies, Inc.	6,525	318,485
Armstrong World Industries, Inc. *	8,495	411,328
Astec Industries, Inc.	5,700	216,087
Astronics Corp. *	2,550	132,115
AZZ, Inc.	5,700	266,532
B/E Aerospace, Inc. *	18,000	1,340,100
Barnes Group, Inc.	11,200	409,472
Beacon Roofing Supply, Inc. *	6,600	182,622
Blount International, Inc. *	15,900	243,429
Breeze-Eastern Corp. *	500	5,205
Briggs & Stratton Corp.	11,400	230,394
Builders FirstSource, Inc. *	17,100	101,403
Carlisle Cos., Inc.	10,500	933,240
Caterpillar, Inc.	111,369	11,293,930
Chart Industries, Inc. *	4,400	204,820
Chicago Bridge & Iron Co., N.V.	17,800	972,592
CIRCOR International, Inc.	3,750	281,812
CLARCOR, Inc.	7,300	488,808
Colfax Corp. *	16,400	891,832
Columbus McKinnon Corp.	4,300	122,335
Comfort Systems USA, Inc.	7,700	118,272
Crane Co.	8,000	498,800
Cubic Corp.	4,500	217,080
Cummins, Inc.	29,500	4,312,310
Curtiss-Wright Corp.	9,100	629,811
Danaher Corp.	111,274	8,946,430
Deere & Co.	65,454	5,598,935
DigitalGlobe, Inc. *	12,322	352,286
Donaldson Co., Inc.	22,100	918,918
Dover Corp.	29,661	2,356,270
Ducommun, Inc. *	3,200	84,512
DXP Enterprises, Inc. *	1,700	112,693
Dycom Industries, Inc. *	5,300	166,367
Dynamic Materials Corp.	6,800	123,828
Eaton Corp. plc	87,777	6,003,069
EMCOR Group, Inc.	12,700	560,451
Emerson Electric Co.	124,908	8,001,606
Encore Wire Corp.	4,600	174,524
EnerSys	7,500	471,000
Engility Holdings, Inc. *	4,116	177,811
EnPro Industries, Inc. *	4,900	316,197
ESCO Technologies, Inc.	3,900	148,278
Esterline Technologies Corp. *	5,900	690,949
Exelis, Inc.	34,900	622,965
Fastenal Co.	48,332	2,128,541
Federal Signal Corp.	12,800	181,760
Flowserve Corp.	27,700	1,883,323
Fluor Corp.	28,519	1,891,950
Fortune Brands Home & Security, Inc.	27,400	1,185,050
Foster Wheeler AG	15,200	471,656
Franklin Electric Co., Inc.	9,700	362,198
FreightCar America, Inc.	2,500	82,425
FuelCell Energy, Inc. *(c)	29,400	59,388
Furmanite Corp. *	7,200	53,856
GATX Corp.	8,900	564,260
GenCorp, Inc. *	11,600	196,736
Generac Holdings, Inc. *	12,500	566,750
General Cable Corp.	6,700	94,939
General Dynamics Corp.	56,500	7,896,440
General Electric Co.	1,797,112	46,383,461
Gibraltar Industries, Inc. *	6,300	96,075
Graco, Inc.	10,812	848,742
GrafTech International Ltd. *	16,600	71,214
Granite Construction, Inc.	8,150	300,816
Great Lakes Dredge & Dock Corp. *	11,600	81,084
Griffon Corp.	15,100	185,579
H&E Equipment Services, Inc.	6,800	254,252
Hardinge, Inc.	4,800	53,856
Harsco Corp.	11,300	244,984
HD Supply Holdings, Inc. *	22,300	643,132
HEICO Corp.	8,375	454,260
Hexcel Corp. *	16,400	686,996
Hillenbrand, Inc.	8,800	292,952
Honeywell International, Inc.	141,380	13,589,446
Hubbell, Inc., Class B	9,300	1,054,713
Huntington Ingalls Industries, Inc.	8,172	864,761
Hyster-Yale Materials Handling, Inc.	2,300	180,527
IDEX Corp.	19,025	1,425,163
Illinois Tool Works, Inc.	66,800	6,082,140
Ingersoll-Rand plc	47,000	2,943,140
Integrated Electrical Services, Inc. *	5,105	40,483
ITT Corp.	15,000	675,900
Jacobs Engineering Group, Inc. *	21,700	1,029,665

See financial notes 41

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
John Bean Technologies Corp.	4,983	149,341
Joy Global, Inc.	17,550	923,656
Kadant, Inc.	3,001	124,061
Kaman Corp.	5,700	245,442
KBR, Inc.	24,000	457,920
Kennametal, Inc.	14,700	567,567
Kratos Defense & Security Solutions, Inc. *	10,180	70,955
L-3 Communications Holdings, Inc.	14,600	1,773,316
L.B. Foster Co., Class A	1,400	75,726
Lawson Products, Inc. *	5,500	132,440
Layne Christensen Co. *	4,500	32,400
Lennox International, Inc.	7,471	664,321
Lincoln Electric Holdings, Inc.	13,600	985,728
Lindsay Corp. (c)	3,100	271,870
Lockheed Martin Corp.	48,535	9,249,315
Lydall, Inc. *	5,500	170,115
Magnetek, Inc. *	1,650	51,266
Masco Corp.	69,200	1,527,244
MasTec, Inc. *	15,750	451,080
Meritor, Inc. *	22,600	259,674
Moog, Inc., Class A *	7,587	580,709
MRC Global, Inc. *	15,600	328,068
MSC Industrial Direct Co., Inc., Class A	8,000	647,760
Mueller Industries, Inc.	11,800	383,028
Mueller Water Products, Inc., Class A	23,139	228,382
MYR Group, Inc. *	8,500	220,490
National Presto Industries, Inc. (c)	2,900	182,874
Navistar International Corp. *	11,600	410,292
NCI Building Systems, Inc. *	14,480	287,718
NN, Inc.	1,800	45,000
Nordson Corp.	9,500	727,225
Nortek, Inc. *	3,200	266,496
Northrop Grumman Corp.	37,659	5,195,436
NOW, Inc. *	18,205	547,242
Omega Flex, Inc.	700	18,634
Orbital Sciences Corp. *	12,600	331,380
Oshkosh Corp.	14,300	640,068
Owens Corning	18,700	599,522
PACCAR, Inc.	60,922	3,979,425
Pall Corp.	18,500	1,691,270
Parker-Hannifin Corp.	25,700	3,264,671
Pentair plc	34,885	2,339,039
Polypore International, Inc. *	6,100	267,912
Powell Industries, Inc.	2,800	127,484
Precision Castparts Corp.	26,402	5,826,921
Preformed Line Products Co.	1,000	56,990
Primoris Services Corp.	6,900	198,168
Proto Labs, Inc. *	4,800	313,776
Quanex Building Products Corp.	6,125	122,623
Quanta Services, Inc. *	46,271	1,576,916
Raven Industries, Inc.	5,600	141,960
Raytheon Co.	54,477	5,659,071
RBC Bearings, Inc.	3,000	182,250
Regal-Beloit Corp.	8,700	617,439
Rexnord Corp. *	14,500	428,475
Rockwell Automation, Inc.	24,231	2,722,353
Rockwell Collins, Inc.	24,200	2,036,430
Roper Industries, Inc.	17,559	2,779,590
Rush Enterprises, Inc., Class A *	8,200	312,420
Sensata Technologies Holding N.V. *	34,800	1,698,588
Simpson Manufacturing Co., Inc.	6,200	205,096
Snap-on, Inc.	10,580	1,398,041
SolarCity Corp. *(c)	9,100	538,538
Spirit AeroSystems Holdings, Inc., Class A *	22,800	896,952
SPX Corp.	7,110	673,957
Standex International Corp.	3,000	258,750
Stanley Black & Decker, Inc.	27,513	2,576,317
Sun Hydraulics Corp.	5,600	222,936
TAL International Group, Inc. *	6,000	258,780
Taser International, Inc. *	11,800	222,312
Tecumseh Products Co. *	9,100	33,579
Teledyne Technologies, Inc. *	6,757	700,228
Tennant Co.	4,200	309,666
Terex Corp.	18,400	529,368
Textainer Group Holdings Ltd.	9,500	327,180
Textron, Inc.	49,500	2,055,735
The Babcock & Wilcox Co.	17,400	497,640
The Boeing Co.	120,836	15,093,625
The Gorman-Rupp Co.	5,141	163,175
The Greenbrier Cos., Inc. (c)	5,800	362,732
The KEYW Holding Corp. *(c)	8,400	85,260
The Manitowoc Co., Inc.	23,200	483,488
The Middleby Corp. *	9,300	823,050
The Timken Co.	13,100	563,169
The Toro Co.	10,600	654,338
Thermon Group Holdings, Inc. *	9,500	231,515
Titan International, Inc.	6,925	73,128
Titan Machinery, Inc. *(c)	3,600	49,536
TransDigm Group, Inc.	8,400	1,571,052
Trex Co., Inc. *	5,400	232,200
TriMas Corp. *	9,293	294,216
Trinity Industries, Inc.	28,300	1,010,593
Triumph Group, Inc.	8,100	564,003
Tutor Perini Corp. *	7,100	198,871
United Rentals, Inc. *	16,400	1,804,984
United Technologies Corp.	152,628	16,331,196
Universal Forest Products, Inc.	4,600	229,862
USG Corp. *	16,900	453,934
Valmont Industries, Inc.	4,300	585,531
Vectrus, Inc. *	1,938	47,365
Veritiv Corp. *	1,466	66,131
Vicor Corp. *	9,900	134,739
W.W. Grainger, Inc.	10,800	2,665,440
Wabash National Corp. *	11,200	115,360
WABCO Holdings, Inc. *	10,233	996,490
Wabtec Corp.	15,756	1,359,743
Watsco, Inc.	4,200	426,804
Watts Water Technologies, Inc., Class A	4,000	242,520
WESCO International, Inc. *	8,100	667,521
Woodward, Inc.	10,500	537,705
Xylem, Inc.	30,500	1,108,980

		314,158,439

Commercial & Professional Supplies 1.0%
ABM Industries, Inc.	7,200	199,008
Acacia Research Corp. (c)	15,600	280,800
ACCO Brands Corp. *	42,001	345,668

42 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
AMREP Corp. *	2,500	9,725
ARC Document Solutions, Inc. *	7,000	71,050
Brady Corp., Class A	6,400	152,576
Casella Waste Systems, Inc., Class A *	13,300	59,850
CDI Corp.	5,500	94,545
Cenveo, Inc. *(c)	7,300	16,644
Cintas Corp.	16,650	1,219,446
Civeo Corp.	17,200	209,668
Clean Harbors, Inc. *	9,100	451,633
Compx International, Inc.	2,000	22,260
Copart, Inc. *	17,618	589,146
Covanta Holding Corp.	26,400	582,648
CRA International, Inc. *	4,200	126,000
Deluxe Corp.	7,600	462,080
Ennis, Inc.	6,500	96,395
Equifax, Inc.	21,895	1,658,327
Exponent, Inc.	3,300	263,406
FTI Consulting, Inc. *	5,700	230,166
G&K Services, Inc., Class A	4,100	258,587
GP Strategies Corp. *	1,500	49,740
Healthcare Services Group, Inc.	12,656	376,896
Heidrick & Struggles International, Inc.	5,000	104,100
Herman Miller, Inc.	8,700	278,400
HNI Corp.	6,400	298,560
Hudson Global, Inc. *	3,220	10,980
Huron Consulting Group, Inc. *	5,000	348,050
ICF International, Inc. *	6,500	236,210
IHS, Inc., Class A *	12,100	1,585,463
InnerWorkings, Inc. *	7,400	67,192
Insperity, Inc.	6,800	214,608
Interface, Inc.	8,400	134,652
KAR Auction Services, Inc.	22,500	683,100
Kelly Services, Inc., Class A	5,700	100,491
Kforce, Inc.	7,105	164,481
Kimball International, Inc., Class B	9,100	163,618
Knoll, Inc.	7,000	139,230
Korn/Ferry International *	6,600	184,338
Manpowergroup, Inc.	14,537	970,345
Mastech Holdings, Inc.	675	7,931
Matthews International Corp., Class A	5,300	244,224
McGrath RentCorp	4,600	168,038
Mistras Group, Inc. *	4,000	65,960
Mobile Mini, Inc.	6,200	271,746
MSA Safety, Inc.	4,700	270,109
Multi-Color Corp.	4,625	228,013
Navigant Consulting, Inc. *	14,000	215,460
Nielsen N.V.	58,600	2,489,914
NL Industries, Inc.	7,800	56,862
On Assignment, Inc. *	6,500	189,150
Performant Financial Corp. *	7,700	66,451
Pitney Bowes, Inc.	35,500	878,270
Quad Graphics, Inc.	9,800	216,090
R.R. Donnelley & Sons Co.	36,638	639,333
Republic Services, Inc.	47,845	1,837,248
Resources Connection, Inc.	11,300	174,811
Robert Half International, Inc.	22,900	1,254,462
Rollins, Inc.	9,218	293,778
RPX Corp. *	10,300	144,715
Steelcase, Inc., Class A	11,500	203,780
Stericycle, Inc. *	14,200	1,789,200
Team, Inc. *	3,000	126,420
Tetra Tech, Inc.	13,131	352,042
The ADT Corp.	33,866	1,213,757
The Advisory Board Co. *	6,800	364,956
The Brink’s Co.	7,100	149,100
The Corporate Executive Board Co.	5,500	405,350
The Dun & Bradstreet Corp.	5,840	717,210
The Standard Register Co. *(c)	820	4,198
Towers Watson & Co., Class A	12,300	1,356,567
TRC Cos., Inc. *	3,350	24,388
TrueBlue, Inc. *	10,100	249,672
Tyco International Ltd.	80,758	3,466,941
UniFirst Corp.	3,700	412,772
United Stationers, Inc.	5,800	242,266
US Ecology, Inc.	3,500	175,980
Verisk Analytics, Inc., Class A *	31,000	1,932,850
Viad Corp.	3,625	92,474
Virco Mfg. Corp. *	1,170	3,171
WageWorks, Inc. *	5,000	285,050
Waste Connections, Inc.	21,412	1,068,459
Waste Management, Inc.	79,810	3,901,911
West Corp.	11,812	377,984

		42,139,145

Consumer Durables & Apparel 1.6%
Arctic Cat, Inc.	2,400	80,784
Beazer Homes USA, Inc. *	10,835	194,272
Blyth, Inc. (c)	7,400	62,086
Brunswick Corp.	14,400	673,920
Callaway Golf Co.	31,065	243,550
Carter’s, Inc.	9,400	734,422
Cavco Industries, Inc. *	1,610	117,321
Coach, Inc.	52,508	1,805,225
Columbia Sportswear Co.	6,900	265,926
Crocs, Inc. *	15,000	175,200
CSS Industries, Inc.	4,800	137,088
D.R. Horton, Inc.	55,990	1,276,012
Deckers Outdoor Corp. *	5,200	454,792
Ethan Allen Interiors, Inc.	10,200	288,660
Flexsteel Industries, Inc.	1,900	65,189
Foamex International, Inc. *(b)(g)	2,278	—
Fossil Group, Inc. *	7,662	778,919
G-III Apparel Group Ltd. *	2,800	222,180
Garmin Ltd.	22,300	1,237,204
Hanesbrands, Inc.	17,547	1,853,139
Harman International Industries, Inc.	13,600	1,459,824
Hasbro, Inc.	18,800	1,081,564
Helen of Troy Ltd. *	5,000	309,250
Hovnanian Enterprises, Inc., Class A *	50,500	189,880
Iconix Brand Group, Inc. *	9,600	384,096
iRobot Corp. *(c)	7,300	260,756
JAKKS Pacific, Inc. *(c)	7,500	47,850
Jarden Corp. *	22,566	1,468,821
Kate Spade & Co. *	20,600	558,878
KB Home	19,700	310,078
La-Z-Boy, Inc.	7,500	171,450
LeapFrog Enterprises, Inc. *	9,000	47,880

See financial notes 43

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Leggett & Platt, Inc.	23,300	917,554
Lennar Corp., Class A	31,290	1,347,973
Libbey, Inc. *	7,232	207,920
lululemon athletica, Inc. *	20,157	839,539
M.D.C. Holdings, Inc.	9,003	219,853
M/I Homes, Inc. *	3,000	64,620
Marine Products Corp.	405	3,418
Mattel, Inc.	59,000	1,833,130
Meritage Homes Corp. *	5,900	217,061
Michael Kors Holdings Ltd. *	36,100	2,837,099
Mohawk Industries, Inc. *	12,319	1,749,791
Movado Group, Inc.	5,800	204,740
NACCO Industries, Inc., Class A	1,900	111,283
Nautilus, Inc. *	9,825	131,458
Newell Rubbermaid, Inc.	47,900	1,596,507
NIKE, Inc., Class B	127,695	11,871,804
NVR, Inc. *	700	859,306
Oxford Industries, Inc.	2,500	153,125
Perry Ellis International, Inc. *	5,500	112,475
Polaris Industries, Inc.	11,781	1,777,282
PulteGroup, Inc.	56,976	1,093,369
PVH Corp.	14,411	1,647,898
Quiksilver, Inc. *	25,900	45,325
Ralph Lauren Corp.	10,700	1,763,788
Skechers U.S.A., Inc., Class A *	6,500	355,875
Skyline Corp. *	2,600	9,516
Smith & Wesson Holding Corp. *(c)	12,400	125,984
Standard Pacific Corp. *	28,500	210,900
Stanley Furniture Co., Inc. *	6,875	19,937
Steven Madden Ltd. *	9,112	285,661
Sturm, Ruger & Co., Inc. (c)	2,700	112,536
Superior Uniform Group, Inc.	1,600	38,400
Taylor Morrison Home Corp., Class A *	9,876	170,262
Tempur Sealy International, Inc. *	10,300	542,192
The Ryland Group, Inc.	6,700	239,927
Toll Brothers, Inc. *	26,200	837,090
TRI Pointe Homes, Inc. *	25,000	342,250
Tumi Holdings, Inc. *	9,200	191,084
Tupperware Brands Corp.	9,700	618,375
Under Armour, Inc., Class A *	31,300	2,052,654
Universal Electronics, Inc. *	5,200	295,828
Vera Bradley, Inc. *	11,000	250,800
VF Corp.	60,700	4,108,176
Vince Holding Corp. *	5,757	201,783
Whirlpool Corp.	14,214	2,445,519
Wolverine World Wide, Inc.	15,600	423,384

		62,440,667

Consumer Services 2.1%
Ambassadors Group, Inc. *	3,400	12,070
American Public Education, Inc. *	5,600	173,544
Apollo Education Group, Inc. *	16,450	471,457
Aramark	12,000	334,920
Ascent Capital Group, Inc., Class A *	3,116	200,359
Bally Technologies, Inc. *	8,382	673,913
Belmond Ltd., Class A *	12,600	144,396
Biglari Holdings, Inc. *	279	97,416
BJ’s Restaurants, Inc. *	7,300	321,346
Bloomin’ Brands, Inc. *	10,300	194,773
Bob Evans Farms, Inc.	4,200	205,170
Boyd Gaming Corp. *	21,300	246,015
Bridgepoint Education, Inc. *	13,700	173,168
Bright Horizons Family Solutions, Inc. *	4,912	218,879
Brinker International, Inc.	12,650	678,546
Buffalo Wild Wings, Inc. *	3,000	447,840
Burger King Worldwide, Inc. (c)	12,200	398,696
Caesars Entertainment Corp. *(c)	8,300	101,177
Career Education Corp. *	25,114	145,661
Carnival Corp.	81,639	3,277,806
Chipotle Mexican Grill, Inc. *	5,579	3,559,402
Choice Hotels International, Inc.	5,200	278,200
Churchill Downs, Inc.	2,900	295,742
Chuy’s Holdings, Inc. *	6,760	202,192
ClubCorp Holdings, Inc.	10,442	199,024
Corinthian Colleges, Inc. *(c)	21,700	4,017
Cracker Barrel Old Country Store, Inc.	3,446	397,496
Darden Restaurants, Inc.	25,500	1,320,390
Denny’s Corp. *	21,100	181,882
DeVry Education Group, Inc.	9,400	455,054
DineEquity, Inc.	3,000	266,880
Domino’s Pizza, Inc.	9,200	816,868
Dover Downs Gaming & Entertainment, Inc. *	5,899	4,424
Dover Motorsports, Inc.	1,400	3,339
Dunkin’ Brands Group, Inc.	16,800	764,064
Education Management Corp. *	19,600	11,664
Eldorado Resorts, Inc. *	5,800	23,896
Extended Stay America, Inc.	13,200	304,392
Fiesta Restaurant Group, Inc. *	4,300	237,145
Graham Holdings Co., Class B	700	548,520
Grand Canyon Education, Inc. *	8,500	407,150
H&R Block, Inc.	54,700	1,767,357
Hilton Worldwide Holdings, Inc. *	52,947	1,336,382
Houghton Mifflin Harcourt Co. *	19,600	392,196
Hyatt Hotels Corp., Class A *	9,600	568,512
International Game Technology	49,300	808,027
International Speedway Corp., Class A	6,445	201,922
Interval Leisure Group, Inc.	10,769	226,580
Isle of Capri Casinos, Inc. *	11,800	87,674
ITT Educational Services, Inc. *(c)	5,600	56,616
Jack in the Box, Inc.	7,000	497,280
K12, Inc. *	12,100	150,040
Krispy Kreme Doughnuts, Inc. *	14,100	266,772
La Quinta Holdings, Inc. *	15,800	322,478
Lakes Entertainment, Inc. *	3,400	29,070
Las Vegas Sands Corp.	65,800	4,096,708
Learning Tree International, Inc. *	1,400	3,472
Life Time Fitness, Inc. *	5,500	306,735
LifeLock, Inc. *	11,000	186,010
Luby’s, Inc. *	6,900	34,431
Marriott International, Inc., Class A	39,208	2,970,006
Marriott Vacations Worldwide Corp.	4,080	283,315
McDonald’s Corp.	175,440	16,443,991
MGM Resorts International *	69,300	1,611,225
Monarch Casino & Resort, Inc. *	8,000	130,160

44 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Multimedia Games Holding Co., Inc. *	5,500	191,950
Norwegian Cruise Line Holdings Ltd. *	16,200	631,800
Panera Bread Co., Class A *	4,200	678,888
Papa John’s International, Inc.	6,800	317,968
Penn National Gaming, Inc. *	17,000	222,530
Pinnacle Entertainment, Inc. *	9,800	251,174
Popeyes Louisiana Kitchen, Inc. *	6,600	305,910
Red Robin Gourmet Burgers, Inc. *	2,300	126,431
Regis Corp.	17,300	293,754
Royal Caribbean Cruises Ltd.	30,900	2,100,273
Ruby Tuesday, Inc. *	33,713	258,916
Scientific Games Corp., Class A *	10,900	128,293
SeaWorld Entertainment, Inc.	12,511	240,712
Service Corp. International	35,000	765,450
Six Flags Entertainment Corp.	15,600	628,680
Sonic Corp. *	12,868	324,402
Sotheby’s	11,338	449,665
Speedway Motorsports, Inc.	6,700	131,119
Starbucks Corp.	132,997	10,049,253
Starwood Hotels & Resorts Worldwide, Inc.	33,230	2,547,412
Steiner Leisure Ltd. *	3,000	126,540
Strayer Education, Inc. *	4,300	314,717
Texas Roadhouse, Inc.	8,300	239,621
The Cheesecake Factory, Inc.	7,087	325,577
The Wendy’s Co.	50,775	407,215
Vail Resorts, Inc.	5,300	457,708
Weight Watchers International, Inc. (c)	6,500	169,325
Wyndham Worldwide Corp.	23,044	1,789,827
Wynn Resorts Ltd.	14,000	2,660,140
Yum! Brands, Inc.	80,200	5,760,766

		84,471,868

Diversified Financials 4.6%
Affiliated Managers Group, Inc. *	9,517	1,901,401
Ally Financial, Inc. *	16,700	379,090
American Express Co.	160,903	14,473,225
Ameriprise Financial, Inc.	33,430	4,217,863
Arlington Asset Investment Corp., Class A	6,941	190,045
Artisan Partners Asset Management, Inc., Class A	5,500	266,640
Asta Funding, Inc. *	6,000	50,580
Atlanticus Holdings Corp. *	4,629	6,481
Berkshire Hathaway, Inc., Class B *	324,902	45,538,264
BGC Partners, Inc., Class A	28,300	239,984
BlackRock, Inc.	23,132	7,890,557
Calamos Asset Management, Inc., Class A	5,000	68,500
Capital One Financial Corp.	98,857	8,182,394
Cash America International, Inc.	6,900	339,135
CBOE Holdings, Inc.	14,200	836,948
CME Group, Inc.	56,850	4,764,598
Cohen & Steers, Inc.	5,400	231,444
Cowen Group, Inc., Class A *	11,889	48,032
Credit Acceptance Corp. *	2,100	309,876
Discover Financial Services	81,107	5,173,004
E*TRADE Financial Corp. *	53,233	1,187,096
Eaton Vance Corp.	22,700	836,041
Encore Capital Group, Inc. *	5,600	254,856
Evercore Partners, Inc., Class A	6,500	336,505
Ezcorp, Inc., Class A *	20,600	232,368
FBR & Co. *	1,000	24,140
Federated Investors, Inc., Class B	14,650	458,105
Financial Engines, Inc.	7,800	310,986
First Cash Financial Services, Inc. *	3,800	224,504
FNFV Group *	16,478	221,465
Franklin Resources, Inc.	69,300	3,853,773
FXCM, Inc., Class A	14,077	231,707
GAMCO Investors, Inc., Class A	3,400	280,908
GFI Group, Inc.	18,700	102,850
Green Dot Corp., Class A *	10,049	240,171
Greenhill & Co., Inc.	4,500	202,500
HFF, Inc., Class A	9,800	308,504
Interactive Brokers Group, Inc., Class A	7,600	196,232
Intercontinental Exchange, Inc.	20,686	4,308,687
INTL FCStone, Inc. *	4,437	80,310
Invesco Ltd.	73,200	2,962,404
Investment Technology Group, Inc. *	8,050	144,337
Janus Capital Group, Inc.	26,200	392,738
KCG Holdings, Inc., Class A *	15,533	165,582
Legg Mason, Inc.	17,550	912,600
Leucadia National Corp.	57,450	1,366,161
LPL Financial Holdings, Inc.	12,800	529,792
MarketAxess Holdings, Inc.	5,300	342,645
McGraw Hill Financial, Inc.	49,661	4,493,327
MicroFinancial, Inc.	1,900	15,941
Moody’s Corp.	33,100	3,284,513
Morgan Stanley	274,925	9,608,629
MSCI, Inc.	20,000	933,200
Navient Corp.	72,000	1,424,160
Nelnet, Inc., Class A	6,400	304,576
NewStar Financial, Inc. *	13,500	184,680
Northern Trust Corp.	39,500	2,618,850
NorthStar Asset Management Group, Inc. *	33,475	606,567
PHH Corp. *	7,186	170,236
PICO Holdings, Inc. *	3,700	81,770
Piper Jaffray Cos. *	3,950	223,017
PRA Group, Inc. *	9,800	619,850
Raymond James Financial, Inc.	21,050	1,181,536
RCS Capital Corp., Class A	9,017	147,969
Resource America, Inc., Class A	4,000	38,160
Santander Consumer USA Holdings, Inc.	12,900	238,650
SEI Investments Co.	22,800	881,448
SLM Corp.	72,000	687,600
Springleaf Holdings, Inc. *	5,500	205,810
State Street Corp.	74,960	5,656,482
Stifel Financial Corp. *	11,785	559,905
SWS Group, Inc. *	8,211	60,679
Synchrony Financial *	21,900	591,738
T. Rowe Price Group, Inc.	49,500	4,063,455
TD Ameritrade Holding Corp.	48,100	1,622,894
The Bank of New York Mellon Corp.	204,118	7,903,449

See financial notes 45

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Charles Schwab Corp. (a)	211,426	6,061,583
The First Marblehead Corp. *	750	1,853
The Goldman Sachs Group, Inc.	73,055	13,879,719
The NASDAQ OMX Group, Inc.	19,100	826,266
TPG Specialty Lending, Inc.	10,762	180,479
Virtus Investment Partners, Inc.	875	156,809
Voya Financial, Inc.	27,789	1,090,718
Waddell & Reed Financial, Inc., Class A	14,750	704,165
Walter Investment Management Corp. *(c)	5,325	120,984
Westwood Holdings Group, Inc.	1,785	120,488
WisdomTree Investments, Inc. *	20,500	302,375
World Acceptance Corp. *(c)	3,000	214,980

		187,885,538

Energy 8.4%
Abraxas Petroleum Corp. *	36,200	149,506
Adams Resources & Energy, Inc.	2,300	96,715
Alon USA Energy, Inc.	8,700	139,548
Alpha Natural Resources, Inc. *(c)	29,330	57,487
Anadarko Petroleum Corp.	92,568	8,495,891
Antero Resources Corp. *	9,700	508,668
Apache Corp.	71,572	5,525,358
Apco Oil & Gas International, Inc. *	6,500	93,145
Approach Resources, Inc. *(c)	4,000	39,600
Arch Coal, Inc. (c)	26,500	57,240
Athlon Energy, Inc. *	10,006	583,350
Atwood Oceanics, Inc. *	9,500	386,175
Baker Hughes, Inc.	83,465	4,420,307
Basic Energy Services, Inc. *	8,500	109,650
Bill Barrett Corp. *	6,700	101,840
Bonanza Creek Energy, Inc. *	6,200	280,488
Bristow Group, Inc.	6,000	443,400
C&J Energy Services, Inc. *	10,200	196,962
Cabot Oil & Gas Corp.	73,200	2,276,520
Callon Petroleum Co. *	18,200	119,392
Cameron International Corp. *	39,247	2,337,159
CARBO Ceramics, Inc. (c)	3,300	170,511
Carrizo Oil & Gas, Inc. *	6,800	353,192
Cheniere Energy, Inc. *	38,600	2,895,000
Chesapeake Energy Corp.	89,130	1,976,903
Chevron Corp.	339,623	40,737,779
Cimarex Energy Co.	15,562	1,768,933
Clayton Williams Energy, Inc. *	2,500	207,850
Clean Energy Fuels Corp. *(c)	17,300	126,463
Cloud Peak Energy, Inc. *	8,700	104,139
Cobalt International Energy, Inc. *	46,700	546,857
Comstock Resources, Inc.	6,400	75,776
Concho Resources, Inc. *	19,631	2,140,368
ConocoPhillips	223,431	16,120,547
CONSOL Energy, Inc.	38,000	1,398,400
Contango Oil & Gas Co. *	5,200	190,164
Continental Resources, Inc. *	17,000	958,290
Core Laboratories N.V.	7,500	1,046,475
CVR Energy, Inc. (c)	5,100	247,758
Delek US Holdings, Inc.	10,700	362,623
Denbury Resources, Inc.	57,225	709,590
Devon Energy Corp.	67,460	4,047,600
DHT Holdings, Inc.	26,011	173,233
Diamond Offshore Drilling, Inc. (c)	11,400	429,894
Diamondback Energy, Inc. *	8,621	590,021
Dresser-Rand Group, Inc. *	12,600	1,029,420
Dril-Quip, Inc. *	6,700	602,665
Energen Corp.	11,700	792,090
Energy XXI (Bermuda) Ltd.	15,061	115,819
ENGlobal Corp. *	4,000	5,240
Ensco plc, Class A	41,400	1,680,426
EOG Resources, Inc.	99,348	9,443,027
EP Energy Corp., Class A *	19,147	279,546
EQT Corp.	25,900	2,435,636
Era Group, Inc. *	2,850	66,661
EXCO Resources, Inc. (c)	51,400	156,770
Exterran Holdings, Inc.	10,720	421,618
Exxon Mobil Corp.	761,999	73,692,923
FMC Technologies, Inc. *	41,664	2,334,851
Forest Oil Corp. *	12,450	10,085
Forum Energy Technologies, Inc. *	11,200	305,760
Frank’s International N.V.	14,000	241,220
Geospace Technologies Corp. *	1,800	55,422
Goodrich Petroleum Corp. *(c)	9,800	80,752
Green Plains, Inc.	9,300	318,060
Gulf Island Fabrication, Inc.	4,100	86,674
Gulfmark Offshore, Inc., Class A	4,100	123,656
Gulfport Energy Corp. *	15,603	782,959
Halcon Resources Corp. *(c)	75,700	235,427
Halliburton Co.	155,844	8,593,238
Harvest Natural Resources, Inc. *	9,300	34,596
Helix Energy Solutions Group, Inc. *	14,064	374,665
Helmerich & Payne, Inc.	19,017	1,651,056
Hercules Offshore, Inc. *(c)	22,900	37,785
Hess Corp.	47,300	4,011,513
HollyFrontier Corp.	32,854	1,490,915
Hornbeck Offshore Services, Inc. *	5,000	153,300
Houston American Energy Corp. *	4,000	1,040
ION Geophysical Corp. *	13,900	38,920
Key Energy Services, Inc. *	22,300	67,792
Kinder Morgan, Inc.	120,878	4,677,979
Kodiak Oil & Gas Corp. *	43,900	473,681
Kosmos Energy Ltd. *	31,100	290,163
Laredo Petroleum, Inc. *	22,700	430,392
Magnum Hunter Resources Corp. *	22,939	106,437
Marathon Oil Corp.	119,914	4,244,956
Marathon Petroleum Corp.	50,204	4,563,544
Matador Resources Co. *	12,100	293,667
Matrix Service Co. *	8,000	200,480
McDermott International, Inc. *	39,100	150,144
Midstates Petroleum Co., Inc. *(c)	14,400	42,768
Murphy Oil Corp.	29,000	1,548,310
Nabors Industries Ltd.	47,134	841,342
National Oilwell Varco, Inc.	78,622	5,711,102
Natural Gas Services Group, Inc. *	7,500	192,975
Newfield Exploration Co. *	23,600	769,596
Newpark Resources, Inc. *	11,500	131,445
Noble Corp., plc	46,155	965,563
Noble Energy, Inc.	67,636	3,897,863
Northern Oil & Gas, Inc. *	8,200	92,660
Oasis Petroleum, Inc. *	24,200	725,032
Occidental Petroleum Corp.	139,253	12,383,769
Oceaneering International, Inc.	23,100	1,623,237
Oil States International, Inc. *	8,600	513,764

46 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ONEOK, Inc.	36,629	2,158,913
Pacific Ethanol, Inc. *	10,200	143,922
Panhandle Oil & Gas, Inc., Class A	6,200	127,472
Paragon Offshore plc *(c)	15,385	74,925
Parker Drilling Co. *	18,300	81,252
Patterson-UTI Energy, Inc.	28,500	656,355
PBF Energy, Inc., Class A	13,813	360,105
PDC Energy, Inc. *	5,800	253,576
Peabody Energy Corp.	46,800	488,124
Penn Virginia Corp. *	12,200	104,554
PetroQuest Energy, Inc. *	13,200	62,040
PHI, Inc. - Non Voting Shares *	4,000	178,960
Phillips 66	98,865	7,760,902
Pioneer Energy Services Corp. *	13,100	120,258
Pioneer Natural Resources Co.	25,033	4,732,739
QEP Resources, Inc.	30,600	767,142
Quicksilver Resources, Inc. *	36,100	19,732
Range Resources Corp.	30,805	2,107,062
Resolute Energy Corp. *	11,900	41,412
REX American Resources Corp. *	4,875	354,705
Rex Energy Corp. *	8,000	62,720
Rice Energy, Inc. *	12,036	318,111
RigNet, Inc. *	4,141	179,926
Rosetta Resources, Inc. *	9,700	368,891
Rowan Cos. plc, Class A	20,500	497,535
RPC, Inc.	16,118	264,335
Sanchez Energy Corp. *	8,700	148,509
SandRidge Energy, Inc. *(c)	72,792	283,889
Schlumberger Ltd.	232,003	22,889,416
SEACOR Holdings, Inc. *	4,850	399,882
SemGroup Corp., Class A	7,000	537,250
Seventy Seven Energy, Inc. *	6,366	83,204
SM Energy Co.	11,200	630,560
Solazyme, Inc. *(c)	12,100	92,807
Southwestern Energy Co. *	61,375	1,995,301
Spectra Energy Corp.	118,578	4,639,957
Stone Energy Corp. *	7,383	180,883
Superior Energy Services, Inc.	26,099	656,390
Swift Energy Co. *(c)	5,500	37,675
Synergy Resources Corp. *	11,100	135,309
Targa Resources Corp.	4,800	617,424
Teekay Corp.	8,600	502,756
Tesco Corp.	7,000	133,280
Tesoro Corp.	21,900	1,563,879
TETRA Technologies, Inc. *	12,100	115,313
The Williams Cos., Inc.	118,300	6,566,833
Tidewater, Inc.	7,700	283,899
Transocean Ltd. (c)	59,100	1,762,953
Ultra Petroleum Corp. *(c)	25,300	576,840
Unit Corp. *	7,400	358,308
VAALCO Energy, Inc. *	12,600	93,492
Valero Energy Corp.	93,880	4,702,449
W&T Offshore, Inc.	7,500	68,175
Warren Resources, Inc. *	22,100	76,466
Weatherford International plc *	134,749	2,212,579
Western Refining, Inc.	12,253	558,614
Westmoreland Coal Co. *	9,600	351,072
Whiting Petroleum Corp. *	24,400	1,494,256
World Fuel Services Corp.	11,900	490,756
WPX Energy, Inc. *	33,353	637,709

		338,582,916

Food & Staples Retailing 1.9%
Casey’s General Stores, Inc.	7,100	581,277
Costco Wholesale Corp.	77,085	10,280,827
CVS Health Corp.	205,937	17,671,454
Ingles Markets, Inc., Class A	10,200	274,380
PriceSmart, Inc.	2,300	204,769
Rite Aid Corp. *	161,380	847,245
Safeway, Inc.	40,800	1,422,288
SpartanNash, Co.	12,540	281,021
Sprouts Farmers Market, Inc. *	17,474	508,668
SUPERVALU, Inc. *	39,532	341,161
Sysco Corp.	100,236	3,863,096
The Andersons, Inc.	3,600	229,428
The Fresh Market, Inc. *	5,800	212,918
The Kroger Co.	89,366	4,978,580
The Pantry, Inc. *	6,000	154,620
United Natural Foods, Inc. *	8,800	598,576
Wal-Mart Stores, Inc.	282,889	21,575,944
Walgreen Co.	158,208	10,160,118
Weis Markets, Inc.	2,400	107,136
Whole Foods Market, Inc.	64,577	2,539,813

		76,833,319

Food, Beverage & Tobacco 4.5%
Alico, Inc.	2,000	73,800
Alliance One International, Inc. *	24,600	49,938
Altria Group, Inc.	356,923	17,253,658
Archer-Daniels-Midland Co.	118,258	5,558,126
B&G Foods, Inc.	7,400	218,004
Boulder Brands, Inc. *	9,100	80,808
Brown-Forman Corp., Class B	28,516	2,642,578
Bunge Ltd.	26,700	2,366,955
Cal-Maine Foods, Inc.	2,600	228,254
Calavo Growers, Inc.	4,846	235,225
Campbell Soup Co.	29,100	1,285,347
Chiquita Brands International, Inc. *	13,900	200,577
Coca-Cola Bottling Co. Consolidated	3,248	293,749
Coca-Cola Enterprises, Inc.	41,600	1,803,360
ConAgra Foods, Inc.	74,293	2,551,965
Constellation Brands, Inc., Class A *	29,469	2,697,592
Darling Ingredients, Inc. *	25,900	455,840
Dean Foods Co.	13,556	199,409
Diamond Foods, Inc. *	5,200	156,780
Dr Pepper Snapple Group, Inc.	34,000	2,354,500
Farmer Bros. Co. *	4,500	131,220
Flowers Foods, Inc.	44,605	847,495
Fresh Del Monte Produce, Inc.	7,900	253,669
General Mills, Inc.	107,738	5,598,066
Hormel Foods Corp.	21,400	1,153,674
Ingredion, Inc.	11,800	911,550
J&J Snack Foods Corp.	2,093	215,642
John B. Sanfilippo & Son, Inc.	5,000	185,750
Kellogg Co.	44,300	2,833,428
Keurig Green Mountain, Inc.	21,650	3,285,388
Kraft Foods Group, Inc.	107,704	6,069,120
Lancaster Colony Corp.	3,400	311,066
Limoneira Co.	2,900	74,414

See financial notes 47

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Lorillard, Inc.	63,444	3,901,806
McCormick & Co., Inc. - Non Voting Shares	21,400	1,513,408
Mead Johnson Nutrition Co.	34,800	3,455,988
Molson Coors Brewing Co., Class B	27,700	2,060,326
Mondelez International, Inc., Class A	299,024	10,543,586
Monster Beverage Corp. *	26,089	2,631,858
National Beverage Corp. *	6,400	160,768
PepsiCo, Inc.	270,258	25,990,712
Philip Morris International, Inc.	280,509	24,968,106
Pilgrim’s Pride Corp. *	12,466	354,159
Pinnacle Foods, Inc.	14,800	500,240
Post Holdings, Inc. *	7,250	271,875
Primo Water Corp. *	1,000	4,230
Reynolds American, Inc.	53,628	3,373,737
Rocky Mountain Chocolate Factory, Inc.	3,427	41,432
Sanderson Farms, Inc.	2,850	239,343
Seaboard Corp. *	100	307,287
Snyder’s-Lance, Inc.	8,900	265,131
The Boston Beer Co., Inc., Class A *	1,200	298,800
The Coca-Cola Co.	705,514	29,546,926
The Hain Celestial Group, Inc. *	9,706	1,050,675
The Hershey Co.	25,800	2,474,478
The JM Smucker Co.	18,493	1,923,272
The WhiteWave Foods Co. *	31,825	1,184,845
Tootsie Roll Industries, Inc. (c)	7,591	225,073
TreeHouse Foods, Inc. *	6,022	512,894
Tyson Foods, Inc., Class A	52,184	2,105,624
Universal Corp.	4,800	213,600
Vector Group Ltd.	15,114	337,647

		183,034,773

Health Care Equipment & Services 4.7%
Abaxis, Inc.	5,600	294,896
Abbott Laboratories	271,343	11,827,841
ABIOMED, Inc. *	7,800	255,762
Acadia Healthcare Co., Inc. *	7,000	434,350
Accuray, Inc. *	21,200	134,196
Aetna, Inc.	62,885	5,188,641
Air Methods Corp. *	4,500	212,535
Alere, Inc. *	12,441	497,267
Align Technology, Inc. *	11,700	615,654
Alliance HealthCare Services, Inc. *	360	8,687
Allscripts Healthcare Solutions, Inc. *	31,560	433,003
Amedisys, Inc. *	10,834	282,767
AmerisourceBergen Corp.	39,596	3,381,894
AMN Healthcare Services, Inc. *	17,210	295,151
Amsurg Corp. *	7,300	394,273
Analogic Corp.	2,700	196,938
Anika Therapeutics, Inc. *	4,606	184,885
Antares Pharma, Inc. *(c)	28,100	58,167
athenahealth, Inc. *	7,800	955,500
Atrion Corp.	616	203,286
Baxter International, Inc.	99,406	6,972,337
Becton, Dickinson & Co.	33,534	4,315,826
Bio-Reference Laboratories, Inc. *	7,200	216,288
BioScrip, Inc. *(c)	8,372	54,083
Boston Scientific Corp. *	233,167	3,096,458
Brookdale Senior Living, Inc. *	33,925	1,143,612
C.R. Bard, Inc.	13,760	2,256,227
Cantel Medical Corp.	8,034	340,642
Capital Senior Living Corp. *	8,394	188,865
Cardinal Health, Inc.	58,818	4,616,037
Cardiovascular Systems, Inc. *	5,000	155,000
CareFusion Corp. *	34,880	2,001,066
Centene Corp. *	9,000	834,030
Cerner Corp. *	53,400	3,382,356
Chemed Corp.	3,900	403,104
Cigna Corp.	47,251	4,704,782
Community Health Systems, Inc. *	20,196	1,110,174
Computer Programs & Systems, Inc.	3,600	226,728
CONMED Corp.	7,300	306,527
CorVel Corp. *	2,700	92,934
Covidien plc	80,440	7,435,874
Cross Country Healthcare, Inc. *	12,500	120,875
CryoLife, Inc.	9,050	92,853
Cyberonics, Inc. *	4,200	220,500
DaVita HealthCare Partners, Inc. *	31,400	2,451,398
DENTSPLY International, Inc.	24,300	1,233,711
DexCom, Inc. *	11,800	530,410
Edwards Lifesciences Corp. *	18,100	2,188,652
Endologix, Inc. *	13,700	156,180
Envision Healthcare Holdings Inc *	25,600	894,720
ExamWorks Group, Inc. *	6,200	240,436
Express Scripts Holding Co. *	133,652	10,267,147
Five Star Quality Care, Inc. *	14,335	59,204
Gentiva Health Services, Inc. *	9,150	180,255
Globus Medical, Inc., Class A *	13,900	308,163
Greatbatch, Inc. *	6,700	336,273
Haemonetics Corp. *	7,400	279,128
Hanger, Inc. *	5,400	129,222
HCA Holdings, Inc. *	55,600	3,894,780
Health Net, Inc. *	15,500	736,405
HealthSouth Corp.	13,500	544,455
HealthStream, Inc. *	6,800	210,528
Healthways, Inc. *	8,100	125,550
HeartWare International, Inc. *	2,100	161,952
Henry Schein, Inc. *	14,500	1,740,435
Hill-Rom Holdings, Inc.	10,200	453,696
HMS Holdings Corp. *	12,200	283,406
Hologic, Inc. *	49,612	1,299,338
Humana, Inc.	27,000	3,748,950
ICU Medical, Inc. *	3,350	237,515
IDEXX Laboratories, Inc. *	8,600	1,218,362
IMS Health Holdings, Inc. *	11,500	278,875
Insulet Corp. *	9,800	423,066
Integra LifeSciences Holdings Corp. *	5,300	270,883
Intuitive Surgical, Inc. *	6,550	3,247,490
Invacare Corp.	6,000	94,260
IPC The Hospitalist Co., Inc. *	4,000	166,640
Kindred Healthcare, Inc.	9,208	200,274
Laboratory Corp. of America Holdings *	14,700	1,606,563
Landauer, Inc.	2,100	75,159
LeMaitre Vascular, Inc.	6,800	49,776

48 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
LifePoint Hospitals, Inc. *	6,707	469,490
Magellan Health, Inc. *	3,907	236,452
Masimo Corp. *	8,500	214,540
McKesson Corp.	41,952	8,533,456
MedAssets, Inc. *	10,200	220,932
Medidata Solutions, Inc. *	9,100	410,501
MEDNAX, Inc. *	16,600	1,036,338
Medtronic, Inc.	177,202	12,078,088
Meridian Bioscience, Inc.	10,050	186,327
Merit Medical Systems, Inc. *	10,277	155,696
Molina Healthcare, Inc. *	6,550	318,592
MWI Veterinary Supply, Inc. *	1,700	288,413
National Healthcare Corp.	4,100	247,271
Natus Medical, Inc. *	7,600	258,400
Neogen Corp. *	4,657	204,442
NuVasive, Inc. *	10,000	409,000
NxStage Medical, Inc. *	18,700	283,492
Omnicare, Inc.	16,100	1,072,099
Omnicell, Inc. *	7,400	239,094
OraSure Technologies, Inc. *	12,200	109,190
Orthofix International N.V. *	2,800	82,180
Owens & Minor, Inc.	9,100	303,212
Patterson Cos., Inc.	13,100	564,741
PDI, Inc. *	2,900	5,278
PharMerica Corp. *	4,813	138,085
Premier, Inc., Class A *	5,000	166,900
Quality Systems, Inc.	10,500	158,655
Quest Diagnostics, Inc.	25,720	1,632,191
Quidel Corp. *	5,200	148,460
ResMed, Inc. (c)	24,200	1,263,724
RTI Surgical, Inc. *	18,100	92,129
Select Medical Holdings Corp.	22,600	325,892
Sirona Dental Systems, Inc. *	9,200	722,660
St. Jude Medical, Inc.	54,300	3,484,431
STERIS Corp.	8,200	506,760
Stryker Corp.	52,600	4,604,078
SurModics, Inc. *	4,200	90,930
Symmetry Medical, Inc. *	8,200	81,180
Team Health Holdings, Inc. *	10,500	656,670
Teleflex, Inc.	6,600	753,192
Tenet Healthcare Corp. *	18,812	1,054,413
The Cooper Cos., Inc.	9,081	1,488,376
The Ensign Group, Inc.	5,300	205,216
The Providence Service Corp. *	4,800	212,064
The Spectranetics Corp. *	6,700	212,859
Thoratec Corp. *	8,636	234,726
Tornier N.V. *	6,100	170,495
Triple-S Management Corp., Class B *	5,300	117,342
U.S. Physical Therapy, Inc.	3,500	151,025
Unilife Corp. *(c)	29,100	106,797
UnitedHealth Group, Inc.	172,781	16,415,923
Universal American Corp. *	20,600	191,992
Universal Health Services, Inc., Class B	16,000	1,659,360
Utah Medical Products, Inc.	2,500	142,000
Varian Medical Systems, Inc. *	17,100	1,438,452
VCA, Inc. *	16,800	765,576
Veeva Systems, Inc., Class A *	6,100	181,658
Vocera Communications, Inc. *	3,700	38,295
Volcano Corp. *	12,200	123,464
WellCare Health Plans, Inc. *	8,200	556,534
WellPoint, Inc.	48,323	6,122,041
West Pharmaceutical Services, Inc.	11,300	579,125
Wright Medical Group, Inc. *	8,600	271,932
Zeltiq Aesthetics, Inc. *	9,601	246,170
Zimmer Holdings, Inc.	29,700	3,303,828

		189,208,952

Household & Personal Products 1.8%
Avon Products, Inc.	70,000	728,000
Central Garden & Pet Co., Class A *	8,600	73,874
Church & Dwight Co., Inc.	22,400	1,621,984
Colgate-Palmolive Co.	155,509	10,400,442
Coty, Inc., Class A	15,600	258,960
Elizabeth Arden, Inc. *	3,500	57,400
Energizer Holdings, Inc.	10,933	1,340,932
Harbinger Group, Inc. *	19,100	250,974
Herbalife Ltd. (c)	15,600	818,376
Inter Parfums, Inc.	5,613	159,409
Kimberly-Clark Corp.	65,739	7,511,996
Medifast, Inc. *	3,500	111,090
Nu Skin Enterprises, Inc., Class A (c)	9,600	507,168
Nutraceutical International Corp. *	5,000	112,400
Oil-Dri Corp. of America	1,600	48,288
Orchids Paper Products Co.	2,500	71,900
Revlon, Inc., Class A *	5,400	185,220
Spectrum Brands Holdings, Inc.	3,500	317,065
The Clorox Co.	22,300	2,218,850
The Estee Lauder Cos., Inc., Class A	43,100	3,240,258
The Female Health Co. (c)	7,500	34,275
The Procter & Gamble Co.	482,524	42,109,870
USANA Health Sciences, Inc. *	2,682	305,694
WD-40 Co.	1,600	122,672

		72,607,097

Insurance 3.0%
ACE Ltd.	61,428	6,714,080
Aflac, Inc.	82,700	4,939,671
Alleghany Corp. *	2,740	1,217,327
Allied World Assurance Co. Holdings AG	14,700	558,600
Ambac Financial Group, Inc. *	4,000	91,520
American Equity Investment Life Holding Co.	12,600	325,206
American Financial Group, Inc.	18,750	1,121,812
American International Group, Inc.	256,715	13,752,223
American National Insurance Co.	2,300	262,384
AMERISAFE, Inc.	4,000	166,800
AmTrust Financial Services, Inc. (c)	7,314	328,179
Aon plc	53,796	4,626,456
Arch Capital Group Ltd. *	23,800	1,340,416
Argo Group International Holdings Ltd.	5,011	279,614
Arthur J. Gallagher & Co.	27,200	1,297,440
Aspen Insurance Holdings Ltd.	10,400	453,752
Assurant, Inc.	11,500	784,530
Assured Guaranty Ltd.	31,900	736,252
Axis Capital Holdings Ltd.	17,600	847,264

See financial notes 49

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Baldwin & Lyons, Inc., Class B	1,950	52,494
Brown & Brown, Inc.	19,300	614,898
Cincinnati Financial Corp.	24,350	1,228,944
Citizens, Inc. *	16,000	116,640
CNA Financial Corp.	6,900	269,652
CNO Financial Group, Inc.	39,000	707,070
Crawford & Co., Class B	5,800	59,044
EMC Insurance Group, Inc.	1,200	38,448
Employers Holdings, Inc.	7,500	152,925
Endurance Specialty Holdings Ltd.	6,200	359,290
Enstar Group Ltd. *	1,300	192,491
Erie Indemnity Co., Class A	3,600	305,532
Everest Re Group Ltd.	7,700	1,314,005
FBL Financial Group, Inc., Class A	5,190	257,320
Federated National Holding Co.	1,500	50,190
First American Financial Corp.	16,800	509,376
FNF Group	49,439	1,475,260
Genworth Financial, Inc., Class A *	86,800	1,214,332
Greenlight Capital Re Ltd., Class A *	7,400	240,130
HCC Insurance Holdings, Inc.	16,550	863,745
Hilltop Holdings, Inc. *	12,926	284,760
Horace Mann Educators Corp.	8,300	252,403
Independence Holding Co.	2,970	42,026
Infinity Property & Casualty Corp.	2,500	182,525
Kemper Corp.	7,700	283,745
Lincoln National Corp.	45,426	2,487,528
Loews Corp.	54,174	2,361,986
Maiden Holdings Ltd.	18,900	225,855
Markel Corp. *	2,503	1,729,298
Marsh & McLennan Cos., Inc.	96,600	5,252,142
MBIA, Inc. *	25,250	246,440
Mercury General Corp.	5,400	286,848
MetLife, Inc.	203,603	11,043,427
Montpelier Re Holdings Ltd.	8,100	268,434
National General Holdings Corp.	10,400	195,000
National Western Life Insurance Co., Class A	500	135,500
Old Republic International Corp.	43,822	647,251
OneBeacon Insurance Group Ltd., Class A	14,800	235,764
PartnerRe Ltd.	8,900	1,029,641
Platinum Underwriters Holdings Ltd.	4,500	281,835
Primerica, Inc.	10,700	547,305
Principal Financial Group, Inc.	48,641	2,547,329
ProAssurance Corp.	8,540	399,501
Protective Life Corp.	13,200	919,776
Prudential Financial, Inc.	84,272	7,461,443
Reinsurance Group of America, Inc.	12,900	1,086,825
RenaissanceRe Holdings Ltd.	7,200	743,976
RLI Corp.	5,600	277,704
Safety Insurance Group, Inc.	3,400	212,092
Selective Insurance Group, Inc.	7,800	201,396
StanCorp Financial Group, Inc.	6,300	438,228
State Auto Financial Corp.	5,500	115,115
Stewart Information Services Corp.	3,600	127,152
Symetra Financial Corp.	19,000	450,300
The Allstate Corp.	77,867	5,049,675
The Chubb Corp.	43,194	4,291,756
The Hanover Insurance Group, Inc.	6,900	461,886
The Hartford Financial Services Group, Inc.	78,262	3,097,610
The Navigators Group, Inc. *	4,200	285,978
The Phoenix Cos., Inc. *	475	28,196
The Progressive Corp.	99,564	2,629,485
The Travelers Cos., Inc.	62,752	6,325,402
Torchmark Corp.	22,200	1,175,712
United Fire Group, Inc.	5,000	162,400
Unum Group	43,114	1,442,594
Validus Holdings Ltd.	16,857	670,571
W. R. Berkley Corp.	18,050	930,297
White Mountains Insurance Group Ltd.	900	562,428
Willis Group Holdings plc	39,800	1,613,094
XL Group plc	46,000	1,558,480

		123,151,426

Materials 3.6%
A. Schulman, Inc.	5,300	187,673
A.M. Castle & Co. *	5,800	42,630
Advanced Emissions Solutions, Inc. *	8,280	167,422
AEP Industries, Inc. *	1,900	87,381
Air Products & Chemicals, Inc.	36,200	4,874,692
Airgas, Inc.	11,000	1,226,940
AK Steel Holding Corp. *	32,127	243,201
Albemarle Corp.	13,300	776,454
Alcoa, Inc.	200,696	3,363,665
Allegheny Technologies, Inc.	20,092	660,022
Allied Nevada Gold Corp. *(c)	29,700	41,283
American Vanguard Corp.	3,000	34,620
Ampco-Pittsburgh Corp.	4,500	98,055
AptarGroup, Inc.	10,900	678,416
Ashland, Inc.	11,923	1,288,519
Avery Dennison Corp.	16,000	749,600
Axiall Corp.	10,400	419,120
Balchem Corp.	4,200	271,740
Ball Corp.	23,900	1,539,877
Bemis Co., Inc.	16,700	642,449
Berry Plastics Group, Inc. *	18,100	470,962
Boise Cascade Co. *	5,500	198,330
Cabot Corp.	10,900	506,087
Calgon Carbon Corp. *	12,500	262,875
Carpenter Technology Corp.	8,300	415,415
Celanese Corp., Series A	26,500	1,556,345
Century Aluminum Co. *	11,600	339,648
CF Industries Holdings, Inc.	9,500	2,470,000
Chase Corp.	200	7,174
Chemtura Corp. *	14,000	326,060
Clearwater Paper Corp. *	5,472	352,123
Cliffs Natural Resources, Inc. (c)	21,100	236,953
Codexis, Inc. *	1,870	4,787
Coeur Mining, Inc. *	22,400	82,880
Commercial Metals Co.	22,800	394,212
Compass Minerals International, Inc.	5,000	428,400
Crown Holdings, Inc. *	28,000	1,342,040
Cytec Industries, Inc.	13,200	615,516
Deltic Timber Corp.	1,500	97,635
Domtar Corp.	10,500	431,235
E.I. du Pont de Nemours & Co.	164,807	11,396,404

50 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Eagle Materials, Inc.	11,543	1,009,205
Eastman Chemical Co.	28,980	2,341,004
Ecolab, Inc.	47,604	5,294,993
Ferro Corp. *	21,000	275,520
Flotek Industries, Inc. *	13,300	294,728
FMC Corp.	23,300	1,336,255
Freeport-McMoRan, Inc.	191,918	5,469,663
FutureFuel Corp.	8,300	110,556
General Moly, Inc. *	15,700	10,362
Globe Specialty Metals, Inc.	15,900	299,079
Graphic Packaging Holding Co. *	52,900	641,677
Greif, Inc., Class A	4,300	189,458
H.B. Fuller Co.	9,000	377,730
Hawkins, Inc.	2,700	103,977
Haynes International, Inc.	2,500	116,225
Headwaters, Inc. *	12,000	152,400
Hecla Mining Co.	72,100	157,178
Horsehead Holding Corp. *	12,800	201,088
Huntsman Corp.	34,000	829,600
Innophos Holdings, Inc.	5,300	302,100
Innospec, Inc.	4,200	169,554
International Flavors & Fragrances, Inc.	13,500	1,338,525
International Paper Co.	76,680	3,881,542
Intrepid Potash, Inc. *	11,800	158,710
Kaiser Aluminum Corp.	3,600	250,380
KapStone Paper & Packaging Corp. *	15,800	486,008
KMG Chemicals, Inc.	1,600	28,320
Koppers Holdings, Inc.	4,800	189,504
Kraton Performance Polymers, Inc. *	3,500	62,615
Kronos Worldwide, Inc.	11,720	157,517
Landec Corp. *	9,100	114,569
Louisiana-Pacific Corp. *	20,200	294,920
LSB Industries, Inc. *	3,000	112,590
LyondellBasell Industries N.V., Class A	76,832	7,040,116
Martin Marietta Materials, Inc.	11,400	1,332,888
Materion Corp.	4,000	157,800
McEwen Mining, Inc. *	31,130	38,601
MeadWestvaco Corp.	29,374	1,297,450
Minerals Technologies, Inc.	6,200	475,602
Molycorp, Inc. *(c)	51,800	71,484
Monsanto Co.	93,226	10,724,719
Myers Industries, Inc.	8,080	120,715
Neenah Paper, Inc.	4,231	258,133
NewMarket Corp.	1,900	737,219
Newmont Mining Corp.	87,974	1,650,392
Noranda Aluminum Holding Corp.	16,500	72,765
Nucor Corp.	54,800	2,962,488
Olin Corp.	15,820	383,477
Olympic Steel, Inc.	1,400	28,168
OM Group, Inc.	7,600	197,828
OMNOVA Solutions, Inc. *	10,400	73,112
Owens-Illinois, Inc. *	33,600	865,872
P.H. Glatfelter Co.	7,000	176,610
Packaging Corp. of America	20,100	1,448,808
Penford Corp. *	6,200	116,870
Platform Specialty Products Corp. *	15,000	390,000
PolyOne Corp.	14,810	548,118
PPG Industries, Inc.	24,300	4,949,667
Praxair, Inc.	51,000	6,425,490
Quaker Chemical Corp.	3,200	262,656
Rayonier Advanced Materials, Inc. (c)	6,960	198,569
Reliance Steel & Aluminum Co.	13,300	897,484
Rentech, Inc. *	37,400	59,466
Resolute Forest Products, Inc. *	14,000	259,840
Rock-Tenn Co., Class A	25,626	1,310,770
Rockwood Holdings, Inc.	12,500	961,375
Royal Gold, Inc.	11,400	651,510
RPM International, Inc.	24,600	1,114,380
RTI International Metals, Inc. *	7,700	181,335
Schnitzer Steel Industries, Inc., Class A	3,450	81,248
Schweitzer-Mauduit International, Inc.	4,600	198,076
Sealed Air Corp.	37,300	1,352,125
Sensient Technologies Corp.	7,400	437,932
Sigma-Aldrich Corp.	21,400	2,908,474
Silgan Holdings, Inc.	6,900	339,204
Sonoco Products Co.	16,800	686,616
Steel Dynamics, Inc.	39,300	904,293
Stepan Co.	4,300	190,404
Stillwater Mining Co. *	24,633	323,431
SunCoke Energy, Inc. *	15,217	363,686
Taminco Corp. *	8,635	223,560
The Dow Chemical Co.	202,551	10,006,019
The Mosaic Co.	59,512	2,636,977
The Scotts Miracle-Gro Co., Class A	7,300	432,452
The Sherwin-Williams Co.	14,901	3,420,674
The Valspar Corp.	13,300	1,092,728
TimkenSteel Corp.	6,550	265,799
Tredegar Corp.	5,100	97,002
Tronox Ltd., Class A	9,800	236,964
United States Steel Corp.	26,300	1,053,052
Universal Stainless & Alloy Products, Inc. *	1,800	46,278
US Silica Holdings, Inc.	10,600	475,940
Valhi, Inc.	13,600	80,512
Vulcan Materials Co.	21,492	1,326,271
W.R. Grace & Co. *	13,600	1,286,560
Walter Energy, Inc. (c)	15,800	38,078
Wausau Paper Corp.	8,700	86,043
Westlake Chemical Corp.	7,500	529,125
Worthington Industries, Inc.	7,200	278,280
Zep, Inc.	6,600	105,996

		146,031,968

Media 3.4%
AH Belo Corp., Class A	13,980	160,910
AMC Networks, Inc., Class A *	10,400	630,760
Cablevision Systems Corp., Class A	33,200	618,184
Carmike Cinemas, Inc. *	6,300	201,915
CBS Corp., Class B - Non Voting Shares	85,190	4,619,002
Central European Media Enterprises Ltd., Class A *	9,900	24,057

See financial notes 51

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Charter Communications, Inc., Class A *	14,100	2,233,299
Cinemark Holdings, Inc.	19,600	692,272
Clear Channel Outdoor Holdings, Inc., Class A	20,700	150,282
Comcast Corp., Class A	461,960	25,569,486
Crown Media Holdings, Inc., Class A *	6,000	20,940
Cumulus Media, Inc., Class A *	25,351	97,855
DIRECTV *	90,572	7,860,744
Discovery Communications, Inc., Class A *	26,061	921,256
Discovery Communications, Inc., Class C *	48,061	1,681,654
DISH Network Corp., Class A *	39,400	2,507,810
DreamWorks Animation SKG, Inc., Class A *	10,200	227,256
Entercom Communications Corp., Class A *	11,000	113,080
Gannett Co., Inc.	39,000	1,228,500
Harte-Hanks, Inc.	17,200	111,972
John Wiley & Sons, Inc., Class A	9,000	525,510
Journal Communications, Inc., Class A *	16,900	165,789
Lamar Advertising Co., Class A	16,100	831,565
Liberty Global plc, Class A *	60,875	2,767,986
Liberty Global plc, Series C *	72,475	3,222,963
Liberty Media Corp., Class A *	17,495	840,110
Liberty Media Corp., Class C *	34,990	1,677,071
Lions Gate Entertainment Corp.	14,200	470,446
Live Nation Entertainment, Inc. *	26,457	687,882
Loral Space & Communications, Inc. *	2,800	214,200
Martha Stewart Living Omnimedia, Inc., Class A *	26,100	113,013
Media General, Inc. *	6,800	101,592
Meredith Corp.	5,100	265,914
Morningstar, Inc.	5,500	375,375
National CineMedia, Inc.	13,200	209,880
News Corp., Class A *	84,687	1,310,955
Nexstar Broadcasting Group, Inc., Class A (c)	4,500	203,040
Omnicom Group, Inc.	45,800	3,291,188
Regal Entertainment Group, Class A	12,100	268,015
Salem Communications Corp., Class A	5,700	43,947
Scholastic Corp.	7,300	254,113
Scripps Networks Interactive, Inc., Class A	19,200	1,483,008
Sinclair Broadcast Group, Inc., Class A (c)	11,000	319,550
Sirius XM Holdings, Inc. *(c)	485,300	1,664,579
Sizmek, Inc. *	8,300	47,559
Starz, Class A *	16,195	500,426
The E.W. Scripps Co., Class A *	9,800	188,160
The Interpublic Group of Cos., Inc.	73,037	1,416,187
The Madison Square Garden Co., Class A *	10,175	770,858
The New York Times Co., Class A	17,300	222,132
The Walt Disney Co.	281,639	25,736,172
Time Warner Cable, Inc.	50,637	7,454,273
Time Warner, Inc.	153,157	12,171,387
Time, Inc. *	19,122	431,966
Twenty-First Century Fox, Inc., Class A	339,778	11,715,545
Viacom, Inc., Class B	68,922	5,009,251
World Wrestling Entertainment, Inc., Class A (c)	5,700	70,395

		136,713,236

Pharmaceuticals, Biotechnology & Life Sciences 9.0%
AbbVie, Inc.	283,230	17,973,776
ACADIA Pharmaceuticals, Inc. *	16,600	459,820
Accelerate Diagnostics, Inc. *(c)	5,300	115,116
Achillion Pharmaceuticals, Inc. *	19,800	232,650
Acorda Therapeutics, Inc. *	8,400	292,488
Actavis plc *	47,020	11,413,635
Acura Pharmaceuticals, Inc. *(c)	20,900	12,644
Aegerion Pharmaceuticals, Inc. *	3,800	76,722
Affymetrix, Inc. *	25,500	229,755
Agilent Technologies, Inc.	62,917	3,478,052
Akorn, Inc. *	15,400	686,070
Albany Molecular Research, Inc. *	8,800	204,688
Alexion Pharmaceuticals, Inc. *	36,402	6,965,887
Alkermes plc *	28,600	1,445,730
Allergan, Inc.	53,317	10,133,429
Alnylam Pharmaceuticals, Inc. *	11,000	1,020,140
AMAG Pharmaceuticals, Inc. *	6,600	217,866
Amgen, Inc.	135,489	21,973,606
Amicus Therapeutics, Inc. *	13,800	80,040
Aratana Therapeutics, Inc. *	10,100	113,120
Arena Pharmaceuticals, Inc. *(c)	32,100	139,956
ARIAD Pharmaceuticals, Inc. *(c)	57,200	340,912
ArQule, Inc. *	21,000	24,150
Array BioPharma, Inc. *	62,184	223,240
Arrowhead Research Corp. *(c)	10,700	69,764
Auxilium Pharmaceuticals, Inc. *(c)	12,500	402,125
Avanir Pharmaceuticals, Inc. *	28,700	371,378
AVEO Pharmaceuticals, Inc. *	15,100	14,647
Bio-Rad Laboratories, Inc., Class A *	3,000	338,460
Bio-Techne Corp.	5,800	528,090
BioCryst Pharmaceuticals, Inc. *	23,900	280,108
BioDelivery Sciences International, Inc. *	14,119	245,671
Biogen Idec, Inc. *	42,212	13,553,429
BioMarin Pharmaceutical, Inc. *	26,000	2,145,000
Biota Pharmaceuticals, Inc. *	26,016	63,739
Bristol-Myers Squibb Co.	295,053	17,169,134
Bruker Corp. *	18,000	373,140
Cambrex Corp. *	7,200	151,776
Celgene Corp. *	145,262	15,556,108
Celldex Therapeutics, Inc. *	25,800	432,150
Cepheid *	11,200	593,712
Charles River Laboratories International, Inc. *	7,416	468,394
Clovis Oncology, Inc. *	8,400	501,144
Covance, Inc. *	11,800	942,820
Cubist Pharmaceuticals, Inc. *	12,200	881,938
Dendreon Corp. *(c)	72,900	71,405
Depomed, Inc. *	14,500	223,300
Durect Corp. *	14,500	10,585

52 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Dyax Corp. *	31,000	383,470
Dynavax Technologies Corp. *	109,500	179,580
Eli Lilly & Co.	175,789	11,660,084
Emergent Biosolutions, Inc. *	10,400	235,248
Endo International plc *	27,000	1,806,840
Endocyte, Inc. *(c)	11,300	67,630
Enzo Biochem, Inc. *	43,981	229,581
Enzon Pharmaceuticals, Inc.	21,300	18,957
EPIRUS Biopharmaceuticals, Inc. *(c)	843	4,173
Exact Sciences Corp. *(c)	16,300	392,341
Exelixis, Inc. *	44,700	75,990
Fluidigm Corp. *	6,000	174,000
Genomic Health, Inc. *	8,400	305,256
Geron Corp. *(c)	46,200	103,026
Gilead Sciences, Inc. *	271,492	30,407,104
GTx, Inc. *(c)	15,900	8,872
Halozyme Therapeutics, Inc. *	28,000	269,360
Harvard Apparatus Regenerative Technology, Inc. *	4,825	30,301
Harvard Bioscience, Inc. *	19,300	92,640
Horizon Pharma plc *(c)	10,700	138,458
Hospira, Inc. *	30,370	1,630,869
Illumina, Inc. *	24,500	4,718,210
ImmunoGen, Inc. *	16,900	156,494
Immunomedics, Inc. *(c)	64,448	254,570
Impax Laboratories, Inc. *	13,800	399,786
Incyte Corp. *	28,200	1,891,092
Infinity Pharmaceuticals, Inc. *	19,600	266,952
Inovio Pharmaceuticals, Inc. *(c)	20,194	229,404
Intercept Pharmaceuticals, Inc. *	1,800	465,102
Ironwood Pharmaceuticals, Inc. *	19,800	277,596
Isis Pharmaceuticals, Inc. *	18,600	856,716
Jazz Pharmaceuticals plc *	11,400	1,924,776
Johnson & Johnson	504,809	54,408,314
Keryx Biopharmaceuticals, Inc. *	24,800	417,880
KYTHERA Biopharmaceuticals, Inc. *	5,319	187,495
Lannett Co., Inc. *	8,800	499,136
Lexicon Pharmaceuticals, Inc. *	127,500	184,875
Ligand Pharmaceuticals, Inc. *	4,948	273,476
Luminex Corp. *	12,900	245,100
Mallinckrodt plc *	19,202	1,770,040
MannKind Corp. *(c)	40,800	245,208
Medivation, Inc. *	13,200	1,395,240
Merck & Co., Inc.	517,716	29,996,465
Merrimack Pharmaceuticals, Inc. *(c)	38,590	353,870
Mettler-Toledo International, Inc. *	5,900	1,524,973
MiMedx Group, Inc. *(c)	26,820	273,028
Momenta Pharmaceuticals, Inc. *	13,500	147,285
Mylan, Inc. *	66,200	3,545,010
Myriad Genetics, Inc. *(c)	11,100	438,339
Nektar Therapeutics *	18,300	252,357
Neurocrine Biosciences, Inc. *	21,600	400,032
Novavax, Inc. *	52,500	294,000
NPS Pharmaceuticals, Inc. *	14,800	405,520
Oncothyreon, Inc. *	25,700	46,260
OPKO Health, Inc. *(c)	33,700	281,395
Orexigen Therapeutics, Inc. *(c)	32,750	132,965
Pacira Pharmaceuticals, Inc. *	6,500	603,330
Pain Therapeutics, Inc. *	18,600	32,364
PAREXEL International Corp. *	9,300	505,083
PDL BioPharma, Inc. (c)	28,700	244,811
PerkinElmer, Inc.	18,577	806,613
Perrigo Co., plc	24,200	3,907,090
Pfizer, Inc.	1,138,625	34,101,819
Pharmacyclics, Inc. *	11,100	1,450,437
POZEN, Inc. *	16,100	146,027
Prestige Brands Holdings, Inc. *	8,500	301,070
Prothena Corp. plc *	8,919	195,594
PTC Therapeutics, Inc. *	5,885	240,520
Puma Biotechnology, Inc. *	3,400	852,040
Quintiles Transnational Holdings, Inc. *	11,800	690,772
Raptor Pharmaceutical Corp. *(c)	29,942	287,743
Receptos, Inc. *	5,500	570,075
Regeneron Pharmaceuticals, Inc. *	13,000	5,118,360
Repligen Corp. *	9,886	249,325
Rigel Pharmaceuticals, Inc. *	48,200	95,436
Sagent Pharmaceuticals, Inc. *	9,800	310,072
Salix Pharmaceuticals Ltd. *	11,536	1,659,454
Sangamo BioSciences, Inc. *	14,600	177,244
Sarepta Therapeutics, Inc. *(c)	9,800	158,466
Seattle Genetics, Inc. *	17,900	656,393
Sequenom, Inc. *(c)	87,600	286,452
Spectrum Pharmaceuticals, Inc. *	24,200	183,436
Sucampo Pharmaceuticals, Inc., Class A *(c)	12,400	106,888
Synageva BioPharma Corp. *	4,100	310,534
Synta Pharmaceuticals Corp. *(c)	43,900	129,944
TESARO, Inc. *	6,195	172,345
The Medicines Co. *	10,600	268,392
TherapeuticsMD, Inc. *	35,777	158,850
Theravance Biopharma, Inc. *(c)	3,914	71,626
Theravance, Inc. (c)	13,700	219,474
Thermo Fisher Scientific, Inc.	71,302	8,382,976
Ultragenyx Pharmaceutical, Inc. *	6,000	282,060
United Therapeutics Corp. *	9,100	1,191,827
Vanda Pharmaceuticals, Inc. *(c)	13,953	167,575
Vertex Pharmaceuticals, Inc. *	42,744	4,814,684
Vical, Inc. *	34,400	43,000
VIVUS, Inc. *(c)	23,400	79,326
Waters Corp. *	14,100	1,562,280
XenoPort, Inc. *	37,200	252,216
ZIOPHARM Oncology, Inc. *(c)	55,300	183,596
Zoetis, Inc.	87,879	3,265,584

		366,107,453

Real Estate 3.9%
Acadia Realty Trust	9,600	299,520
AG Mortgage Investment Trust, Inc.	12,000	228,840
Agree Realty Corp.	5,000	153,050
Alexander & Baldwin, Inc.	6,400	256,192
Alexander’s, Inc.	800	353,600
Alexandria Real Estate Equities, Inc.	11,800	979,400
Altisource Portfolio Solutions S.A. *(c)	2,800	209,048
Altisource Residential Corp.	10,789	250,521
American Assets Trust, Inc.	8,000	306,720

See financial notes 53

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
American Campus Communities, Inc.	17,300	679,371
American Capital Agency Corp.	62,500	1,421,250
American Capital Mortgage Investment Corp.	14,600	286,014
American Homes 4 Rent, Class A	24,300	425,979
American Realty Capital Properties, Inc.	156,400	1,387,268
American Realty Investors, Inc. *	1,537	8,192
American Tower Corp.	72,844	7,102,290
Annaly Capital Management, Inc.	166,400	1,898,624
Anworth Mortgage Asset Corp.	24,200	125,598
Apartment Investment & Management Co., Class A	23,111	827,143
Apollo Commercial Real Estate Finance, Inc.	11,400	187,416
Apollo Residential Mortgage, Inc.	12,900	215,172
ARMOUR Residential REIT, Inc.	61,000	241,560
Ashford Hospitality Prime, Inc.	1,800	31,194
Ashford Hospitality Trust, Inc.	9,000	101,700
Associated Estates Realty Corp.	6,900	134,757
AV Homes, Inc. *	6,500	97,435
AvalonBay Communities, Inc.	23,919	3,727,537
Aviv REIT, Inc.	10,900	367,657
BioMed Realty Trust, Inc.	31,700	688,524
Blackstone Mortgage Trust, Inc., Class A	8,102	226,208
Boston Properties, Inc.	28,600	3,625,050
Brandywine Realty Trust	25,863	399,066
Brixmor Property Group, Inc.	17,200	418,992
Camden Property Trust	17,500	1,341,725
Campus Crest Communities, Inc.	17,900	113,486
Capstead Mortgage Corp.	21,740	276,315
CareTrust REIT, Inc. *	5,300	82,309
CBL & Associates Properties, Inc.	26,785	512,397
CBRE Group, Inc., Class A *	57,000	1,824,000
CBS Outdoor Americas, Inc.	21,400	651,202
Cedar Realty Trust, Inc.	33,200	228,416
Chambers Street Properties	37,300	306,233
Chatham Lodging Trust	8,234	210,955
Chesapeake Lodging Trust	8,500	280,840
Chimera Investment Corp.	169,700	529,464
CIM Commercial Trust Corp. (c)	9,700	172,272
Colony Financial, Inc.	19,300	430,004
Columbia Property Trust, Inc.	20,200	509,646
Consolidated-Tomoka Land Co.	2,000	104,380
CoreSite Realty Corp.	3,400	125,868
Corporate Office Properties Trust	14,400	393,696
Corrections Corp. of America	20,285	746,082
Cousins Properties, Inc.	28,345	368,768
Crown Castle International Corp.	60,023	4,688,997
CubeSmart	21,400	450,470
CYS Investments, Inc.	25,500	227,715
DCT Industrial Trust, Inc.	63,600	545,052
DDR Corp.	54,584	990,154
DiamondRock Hospitality Co.	32,286	463,304
Digital Realty Trust, Inc.	23,800	1,641,962
Douglas Emmett, Inc.	24,948	701,787
Duke Realty Corp.	59,590	1,129,826
DuPont Fabros Technology, Inc.	9,200	284,924
Dynex Capital, Inc.	21,998	185,223
EastGroup Properties, Inc.	6,300	433,818
Education Realty Trust, Inc.	27,500	309,650
Empire State Realty Trust, Inc., Class A	22,502	359,132
EPR Properties	9,600	538,560
Equity Commonwealth	23,450	626,350
Equity LifeStyle Properties, Inc.	12,000	589,200
Equity One, Inc.	12,100	290,400
Equity Residential	63,600	4,424,016
Essex Property Trust, Inc.	10,989	2,217,141
Excel Trust, Inc.	14,000	182,000
Extra Space Storage, Inc.	18,200	1,058,512
Federal Realty Investment Trust	11,200	1,476,160
FelCor Lodging Trust, Inc.	28,000	300,440
First Industrial Realty Trust, Inc.	15,900	310,527
First Potomac Realty Trust	14,800	185,000
Forest City Enterprises, Inc., Class A *	23,900	499,271
Forestar Group, Inc. *	4,933	86,081
Franklin Street Properties Corp.	22,500	269,775
Gaming & Leisure Properties, Inc.	21,618	675,563
General Growth Properties, Inc.	110,309	2,858,106
Getty Realty Corp.	9,500	176,795
Glimcher Realty Trust	34,200	469,566
Government Properties Income Trust	9,900	225,918
Gramercy Property Trust, Inc.	27,228	170,175
Griffin Land & Nurseries, Inc.	300	7,845
Hatteras Financial Corp.	13,800	262,752
HCP, Inc.	83,048	3,651,621
Health Care REIT, Inc.	58,958	4,192,503
Healthcare Realty Trust, Inc.	15,800	418,226
Healthcare Trust of America, Inc., Class A	42,000	539,280
Hersha Hospitality Trust	40,000	291,600
Highwoods Properties, Inc.	17,261	739,979
Home Properties, Inc.	9,500	610,945
Hospitality Properties Trust	24,500	725,445
Host Hotels & Resorts, Inc.	146,663	3,418,715
Hudson Pacific Properties, Inc.	9,100	248,521
Inland Real Estate Corp.	20,300	215,383
Invesco Mortgage Capital, Inc.	22,300	368,842
Investors Real Estate Trust	28,600	240,240
Iron Mountain, Inc.	28,138	1,014,938
iStar Financial, Inc. *	13,390	190,004
Jones Lang LaSalle, Inc.	7,300	987,033
Kennedy-Wilson Holdings, Inc.	12,200	330,498
Kilroy Realty Corp.	15,400	1,043,196
Kimco Realty Corp.	74,295	1,853,660
Kite Realty Group Trust	15,825	409,709
LaSalle Hotel Properties	19,700	772,437
Lexington Realty Trust	33,567	367,894
Liberty Property Trust	24,200	841,434
LTC Properties, Inc.	8,700	364,878
Mack-Cali Realty Corp.	18,500	346,505
Maui Land & Pineapple Co., Inc. *	800	4,888
Medical Properties Trust, Inc.	24,300	327,807
MFA Financial, Inc.	60,500	506,990
Mid-America Apartment Communities, Inc.	12,844	907,557
Monmouth Real Estate Investment Corp.	18,100	202,720
National Health Investors, Inc.	5,900	388,869

54 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
National Retail Properties, Inc.	20,120	766,974
New Century Financial Corp. *(b)(g)	3,600	—
New Residential Investment Corp.	21,350	264,313
New York Mortgage Trust, Inc. (c)	18,600	145,266
New York REIT, Inc.	28,100	315,282
Newcastle Investment Corp.	20,583	497,079
NorthStar Realty Finance Corp.	33,475	621,966
Omega Healthcare Investors, Inc.	22,684	865,621
One Liberty Properties, Inc.	1,400	32,046
Parkway Properties, Inc.	14,940	299,547
Pebblebrook Hotel Trust	12,300	523,980
Pennsylvania Real Estate Investment Trust	13,900	297,877
PennyMac Mortgage Investment Trust	14,400	310,896
Physicians Realty Trust	10,600	162,604
Piedmont Office Realty Trust, Inc., Class A	27,500	534,875
Plum Creek Timber Co., Inc.	32,047	1,314,248
Post Properties, Inc.	8,200	458,708
Potlatch Corp.	5,753	253,075
Preferred Apartment Communities, Inc., Class A	3,700	31,450
Prologis, Inc.	89,834	3,741,586
PS Business Parks, Inc.	3,000	252,660
Public Storage	26,997	4,976,627
RAIT Financial Trust	16,199	118,739
Ramco-Gershenson Properties Trust	22,500	393,300
Rayonier, Inc.	20,882	698,921
Realogy Holdings Corp. *	24,700	1,012,947
Realty Income Corp. (c)	40,035	1,842,811
Redwood Trust, Inc.	19,700	370,163
Regency Centers Corp.	17,233	1,046,043
Resource Capital Corp.	28,600	151,294
Retail Opportunity Investments Corp.	14,400	235,296
Retail Properties of America, Inc., Class A	41,600	652,704
RLJ Lodging Trust	20,300	654,066
Rouse Properties, Inc. (c)	10,715	195,120
Ryman Hospitality Properties, Inc. (c)	7,837	386,756
Sabra Health Care REIT, Inc.	13,700	391,409
Saul Centers, Inc.	4,700	258,265
Select Income REIT	14,600	357,846
Senior Housing Properties Trust	37,819	854,331
Silver Bay Realty Trust Corp.	13,033	220,649
Simon Property Group, Inc.	56,005	10,036,656
SL Green Realty Corp.	16,866	1,951,396
Sovran Self Storage, Inc.	6,626	563,806
Spirit Realty Capital, Inc.	69,048	821,671
STAG Industrial, Inc.	11,900	290,360
Starwood Property Trust, Inc.	38,873	876,975
Starwood Waypoint Residential Trust	6,440	168,599
Strategic Hotels & Resorts, Inc. *	42,000	539,700
Summit Hotel Properties, Inc.	9,600	111,744
Sun Communities, Inc.	6,000	347,820
Sunstone Hotel Investors, Inc.	27,600	422,556
Tanger Factory Outlet Centers, Inc.	15,600	558,012
Taubman Centers, Inc.	10,100	768,105
Tejon Ranch Co. *	3,674	110,881
The Geo Group, Inc.	11,899	475,246
The Howard Hughes Corp. *	6,300	928,494
The Macerich Co.	24,905	1,755,803
The St. Joe Co. *	18,800	360,020
Two Harbors Investment Corp.	60,300	610,839
UDR, Inc.	42,961	1,298,711
UMH Properties, Inc.	7,900	79,790
Universal Health Realty Income Trust	4,700	227,715
Urstadt Biddle Properties, Inc., Class A	4,500	97,335
Ventas, Inc.	53,866	3,690,360
Vornado Realty Trust	32,092	3,513,432
Washington Prime Group, Inc.	27,002	476,045
Washington Real Estate Investment Trust	9,700	274,122
Weingarten Realty Investors	17,175	622,594
Western Asset Mortgage Capital Corp. (c)	4,607	69,197
Weyerhaeuser Co.	99,992	3,385,729
Whitestone REIT	2,100	31,500
WP Carey, Inc.	16,300	1,103,836

		156,779,819

Retailing 4.1%
Aaron’s, Inc.	14,675	363,353
Abercrombie & Fitch Co., Class A	11,800	395,064
Advance Auto Parts, Inc.	13,140	1,931,054
Aeropostale, Inc. *	25,600	77,056
Amazon.com, Inc. *	68,125	20,809,462
America’s Car-Mart, Inc. *	6,850	314,963
American Eagle Outfitters, Inc.	27,450	353,282
ANN, Inc. *	6,625	254,334
Asbury Automotive Group, Inc. *	6,500	455,260
Ascena Retail Group, Inc. *	21,236	264,388
AutoNation, Inc. *	13,800	790,188
AutoZone, Inc. *	5,800	3,210,416
Barnes & Noble, Inc. *	7,400	161,468
Bed Bath & Beyond, Inc. *	35,500	2,390,570
Best Buy Co., Inc.	50,325	1,718,095
Big Lots, Inc.	8,000	365,200
Brown Shoe Co., Inc.	6,675	177,488
Burlington Stores, Inc. *	9,000	377,460
Cabela’s, Inc. *	7,700	369,754
CarMax, Inc. *	36,846	2,060,060
Chico’s FAS, Inc.	26,200	395,096
Christopher & Banks Corp. *	13,400	87,502
Conn’s, Inc. *(c)	7,900	245,769
Core-Mark Holding Co., Inc.	4,000	232,120
CST Brands, Inc.	12,286	469,940
Destination Maternity Corp.	5,000	74,900
Dick’s Sporting Goods, Inc.	17,500	793,975
Dillard’s, Inc., Class A	4,300	454,768
Dollar General Corp. *	54,625	3,423,349
Dollar Tree, Inc. *	35,350	2,141,149
DSW, Inc., Class A	11,560	342,754
Expedia, Inc.	16,972	1,442,111
Express, Inc. *	12,600	188,622
Family Dollar Stores, Inc.	16,300	1,276,127

See financial notes 55

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Five Below, Inc. *	7,800	310,986
Foot Locker, Inc.	23,800	1,333,038
Francesca’s Holdings Corp. *	13,300	158,403
Fred’s, Inc., Class A	6,700	105,190
FTD Cos., Inc. *	8,070	283,903
GameStop Corp., Class A	19,348	827,320
Geeknet, Inc. *	452	4,380
Genesco, Inc. *	4,300	329,767
Genuine Parts Co.	27,300	2,650,284
GNC Holdings, Inc., Class A	15,500	644,335
Group 1 Automotive, Inc.	4,400	375,892
Groupon, Inc. *	88,400	646,204
Guess?, Inc.	7,900	175,143
Hibbett Sports, Inc. *	3,543	160,817
HSN, Inc.	6,269	414,193
J.C. Penney Co., Inc. *(c)	50,700	385,827
Kirkland’s, Inc. *	8,700	154,860
Kohl’s Corp.	36,000	1,951,920
L Brands, Inc.	42,220	3,044,906
Lands’ End, Inc. *(c)	7,747	367,750
Liberty Interactive Corp., Class A *	81,009	2,117,575
Liberty TripAdvisor Holdings, Inc., Class A *	13,830	436,751
Liberty Ventures, Series A *	25,347	889,680
Lithia Motors, Inc., Class A	3,300	256,146
LKQ Corp. *	58,900	1,682,773
Lowe’s Cos., Inc.	173,951	9,949,997
Lumber Liquidators Holdings, Inc. *	4,600	247,342
Macy’s, Inc.	63,863	3,692,559
MarineMax, Inc. *	16,300	312,471
Mattress Firm Holding Corp. *	3,200	202,208
Monro Muffler Brake, Inc.	4,462	238,449
Murphy USA, Inc. *	6,875	393,938
Netflix, Inc. *	10,621	4,171,610
Nordstrom, Inc.	26,300	1,909,643
O’Reilly Automotive, Inc. *	17,999	3,165,664
Office Depot, Inc. *	77,256	403,276
Orbitz Worldwide, Inc. *	22,152	183,197
Outerwall, Inc. *(c)	5,000	316,350
Pacific Sunwear of California, Inc. *	41,175	62,586
Penske Automotive Group, Inc.	6,300	285,012
PetSmart, Inc.	17,100	1,237,185
Pier 1 Imports, Inc.	15,800	203,820
Pool Corp.	6,662	397,721
RadioShack Corp. *(c)	27,200	25,024
Rent-A-Center, Inc.	7,750	240,018
Restoration Hardware Holdings, Inc. *	6,300	506,016
Ross Stores, Inc.	35,800	2,889,776
Sally Beauty Holdings, Inc. *	24,850	728,353
Sears Holdings Corp. *(c)	11,385	397,564
Select Comfort Corp. *	12,200	313,418
Shoe Carnival, Inc.	6,300	115,920
Shutterfly, Inc. *	6,300	263,529
Signet Jewelers Ltd.	14,000	1,680,140
Sonic Automotive, Inc., Class A	11,200	278,768
Stage Stores, Inc.	14,275	240,819
Staples, Inc.	107,500	1,363,100
Stein Mart, Inc.	10,300	137,814
Systemax, Inc. *	8,000	122,400
Target Corp.	112,978	6,984,300
The Buckle, Inc. (c)	3,875	191,154
The Cato Corp., Class A	7,100	253,257
The Children’s Place, Inc.	3,600	177,300
The Finish Line, Inc., Class A	7,161	189,552
The Gap, Inc.	51,800	1,962,702
The Home Depot, Inc.	241,663	23,566,976
The Men’s Wearhouse, Inc.	6,600	310,398
The Pep Boys - Manny, Moe & Jack *	19,400	184,882
The Priceline Group, Inc. *	9,436	11,381,798
The TJX Cos., Inc.	122,747	7,772,340
The Wet Seal, Inc., Class A *	31,400	10,676
Tiffany & Co.	22,200	2,133,864
Tractor Supply Co.	23,100	1,691,382
Trans World Entertainment Corp.	9,700	32,010
TripAdvisor, Inc. *	19,772	1,752,986
Tuesday Morning Corp. *	10,800	220,212
Ulta Salon, Cosmetics & Fragrance, Inc. *	12,100	1,461,801
Urban Outfitters, Inc. *	18,000	546,480
Vitamin Shoppe, Inc. *	4,200	197,106
VOXX International Corp. *	9,100	77,623
West Marine, Inc. *	8,200	80,688
Williams-Sonoma, Inc.	16,200	1,053,486
Winmark Corp.	1,700	139,876
Zumiez, Inc. *	10,500	350,490

		167,514,166

Semiconductors & Semiconductor Equipment 2.4%
Advanced Energy Industries, Inc. *	4,500	89,010
Advanced Micro Devices, Inc. *(c)	123,300	345,240
Altera Corp.	53,000	1,821,610
Amkor Technology, Inc. *	35,700	242,046
Amtech Systems, Inc. *	3,500	36,855
ANADIGICS, Inc. *	8,150	5,787
Analog Devices, Inc.	54,549	2,706,721
Applied Materials, Inc.	213,298	4,711,753
Applied Micro Circuits Corp. *	21,300	137,811
Atmel Corp. *	110,700	821,394
Avago Technologies Ltd.	45,700	3,941,625
AXT, Inc. *	3,500	8,260
Broadcom Corp., Class A	94,590	3,961,429
Brooks Automation, Inc.	11,885	146,542
Cabot Microelectronics Corp. *	5,660	272,982
Cavium, Inc. *	10,400	533,624
CEVA, Inc. *	7,233	117,898
Cirrus Logic, Inc. *	9,800	189,140
Cohu, Inc.	7,500	76,500
Cree, Inc. *	20,900	657,932
Cypress Semiconductor Corp. *	19,500	193,245
Diodes, Inc. *	11,012	284,440
DSP Group, Inc. *	6,300	61,047
Entegris, Inc. *	19,299	262,080
Entropic Communications, Inc. *	20,100	50,250
Exar Corp. *	9,834	93,915
Fairchild Semiconductor International, Inc. *	17,800	273,230
First Solar, Inc. *	13,279	782,133
FormFactor, Inc. *	14,600	116,362
Freescale Semiconductor Ltd. *	15,000	298,350

56 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
GSI Technology, Inc. *	8,500	40,885
Integrated Device Technology, Inc. *	26,920	441,757
Integrated Silicon Solution, Inc.	9,338	126,810
Intel Corp.	885,697	30,122,555
International Rectifier Corp. *	14,937	594,044
Intersil Corp., Class A	26,764	355,694
IXYS Corp.	6,900	80,523
KLA-Tencor Corp.	29,000	2,295,350
Kopin Corp. *	19,600	74,480
Kulicke & Soffa Industries, Inc. *	18,500	266,770
Lam Research Corp.	30,267	2,356,589
Lattice Semiconductor Corp. *	25,100	168,421
Linear Technology Corp.	41,900	1,794,996
Marvell Technology Group Ltd.	73,200	983,808
Maxim Integrated Products, Inc.	48,200	1,414,188
Micrel, Inc.	9,700	117,758
Microchip Technology, Inc.	34,875	1,503,461
Micron Technology, Inc. *	193,207	6,393,220
Microsemi Corp. *	13,152	342,873
MKS Instruments, Inc.	7,900	287,560
Monolithic Power Systems, Inc.	6,500	287,235
MoSys, Inc. *(c)	6,400	17,216
Nanometrics, Inc. *	5,300	71,762
NVIDIA Corp.	97,000	1,895,380
OmniVision Technologies, Inc. *	13,900	372,242
ON Semiconductor Corp. *	75,165	623,118
PDF Solutions, Inc. *	9,699	125,796
Pericom Semiconductor Corp. *	6,600	72,138
Photronics, Inc. *	18,000	161,820
PMC-Sierra, Inc. *	27,300	212,667
Power Integrations, Inc.	4,200	211,512
QuickLogic Corp. *(c)	27,600	79,488
Rambus, Inc. *	19,600	224,420
RF Micro Devices, Inc. *	66,520	865,425
Rudolph Technologies, Inc. *	16,418	144,150
Semtech Corp. *	21,700	550,746
Silicon Image, Inc. *	19,500	104,520
Silicon Laboratories, Inc. *	5,000	227,950
Skyworks Solutions, Inc.	32,889	1,915,455
Spansion, Inc., Class A *	8,600	176,988
SunEdison, Inc. *	45,700	891,607
SunPower Corp. *(c)	6,800	216,512
Synaptics, Inc. *	5,250	359,257
Teradyne, Inc.	34,959	643,246
Tessera Technologies, Inc.	11,100	337,329
Texas Instruments, Inc.	187,297	9,301,169
TriQuint Semiconductor, Inc. *	32,110	694,539
Ultratech, Inc. *	4,800	91,824
Veeco Instruments, Inc. *	8,800	316,712
Xcerra Corp. *	19,192	162,940
Xilinx, Inc.	47,500	2,112,800

		96,468,916

Software & Services 10.1%
Accenture plc, Class A	114,397	9,279,885
ACI Worldwide, Inc. *	23,100	444,444
Activision Blizzard, Inc.	85,632	1,708,358
Actua Corp. *	8,050	151,340
Actuate Corp. *	13,962	59,897
Acxiom Corp. *	13,300	250,572
Adobe Systems, Inc. *	83,510	5,855,721
Advent Software, Inc.	7,900	273,024
Akamai Technologies, Inc. *	32,038	1,931,891
Alliance Data Systems Corp. *	9,600	2,720,160
Amdocs Ltd.	26,600	1,264,564
Angie’s List, Inc. *(c)	22,248	155,069
ANSYS, Inc. *	15,286	1,200,868
AOL, Inc. *	12,922	562,495
Aspen Technology, Inc. *	15,400	568,722
Autodesk, Inc. *	40,100	2,307,354
Automatic Data Processing, Inc.	83,462	6,825,522
Bankrate, Inc. *	14,600	158,556
Bazaarvoice, Inc. *	15,200	113,240
Blackbaud, Inc.	6,000	267,000
Blackhawk Network Holdings, Inc., Class B *	6,703	223,880
Blucora, Inc. *	11,572	196,145
Booz Allen Hamilton Holding Corp.	12,300	324,105
Bottomline Technologies de, Inc. *	8,800	220,792
Broadridge Financial Solutions, Inc.	19,725	866,519
BroadSoft, Inc. *	6,500	148,850
CA, Inc.	53,608	1,557,849
CACI International, Inc., Class A *	4,100	337,389
Cadence Design Systems, Inc. *	47,500	852,625
Callidus Software, Inc. *	16,546	233,133
Cardtronics, Inc. *	8,800	337,832
CDK Global, Inc. *	27,820	934,752
Ciber, Inc. *	24,900	81,423
Citrix Systems, Inc. *	30,800	1,978,284
Cognizant Technology Solutions Corp., Class A *	106,100	5,182,985
CommVault Systems, Inc. *	6,900	305,946
Computer Sciences Corp.	24,338	1,470,015
Compuware Corp.	31,800	322,770
comScore, Inc. *	7,500	316,050
Comverse, Inc. *	6,250	136,250
Concur Technologies, Inc. *	9,100	1,167,712
Constant Contact, Inc. *	7,000	247,520
Convergys Corp.	16,000	322,720
Conversant, Inc. *	12,000	423,000
CoreLogic, Inc. *	13,800	432,906
Cornerstone OnDemand, Inc. *	7,100	257,517
CoStar Group, Inc. *	5,500	885,995
Covisint Corp. *	4,460	12,889
CSG Systems International, Inc.	8,900	235,939
Dealertrack Technologies, Inc. *	6,100	287,005
Demand Media, Inc. *	5,920	41,677
Demandware, Inc. *	6,800	407,660
Digimarc Corp.	3,542	102,683
Digital River, Inc. *	16,910	432,389
DST Systems, Inc.	5,900	568,465
EarthLink Holdings Corp.	17,050	61,039
eBay, Inc. *	204,544	10,738,560
Ebix, Inc. (c)	17,503	258,169
Edgewater Technology, Inc. *	767	5,415
Electronic Arts, Inc. *	55,100	2,257,447
Ellie Mae, Inc. *	11,293	433,425
EnerNOC, Inc. *	9,754	144,067
Envestnet, Inc. *	7,300	324,266
EPAM Systems, Inc. *	7,800	372,372

See financial notes 57

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Epiq Systems, Inc.	8,525	136,741
Equinix, Inc.	9,365	1,956,349
Euronet Worldwide, Inc. *	8,800	472,296
EVERTEC, Inc.	14,000	317,800
ExlService Holdings, Inc. *	7,200	201,528
Facebook, Inc., Class A *	372,707	27,949,298
FactSet Research Systems, Inc.	6,650	874,076
Fair Isaac Corp.	4,744	295,551
FalconStor Software, Inc. *	1,200	1,356
Fidelity National Information Services, Inc.	51,091	2,983,204
FireEye, Inc. *	9,700	329,703
Fiserv, Inc. *	42,600	2,959,848
FleetCor Technologies, Inc. *	13,300	2,002,448
Forrester Research, Inc.	6,800	273,904
Fortinet, Inc. *	26,700	695,535
Gartner, Inc. *	14,800	1,194,508
Genpact Ltd. *	28,274	496,209
Global Cash Access Holdings, Inc. *	28,300	206,307
Global Eagle Entertainment, Inc. *	17,114	209,304
Global Payments, Inc.	11,440	920,920
Glu Mobile, Inc. *(c)	38,900	150,543
Google, Inc., Class A *	50,876	28,890,954
Google, Inc., Class C *	51,176	28,611,478
GSE Systems, Inc. *	2,424	3,660
Guidewire Software, Inc. *	10,800	539,352
Heartland Payment Systems, Inc.	7,700	397,705
Higher One Holdings, Inc. *	19,400	49,858
HomeAway, Inc. *	15,400	537,460
IAC/InterActiveCorp	12,672	857,768
iGATE Corp. *	8,800	326,040
Imperva, Inc. *	11,562	473,695
Infoblox, Inc. *	8,600	138,804
Informatica Corp. *	18,000	641,880
Information Services Group, Inc. *	7,500	31,725
Interactive Intelligence Group, Inc. *	2,900	139,954
Internap Network Services Corp. *	13,200	105,732
International Business Machines Corp.	166,051	27,298,784
Intralinks Holdings, Inc. *	12,200	105,408
Intuit, Inc.	54,530	4,799,185
j2 Global, Inc.	9,000	486,810
Jack Henry & Associates, Inc.	13,800	825,516
Jive Software, Inc. *	27,994	171,043
Leidos Holdings, Inc.	11,000	402,270
LinkedIn Corp., Class A *	18,300	4,189,968
Lionbridge Technologies, Inc. *	19,500	94,185
Liquidity Services, Inc. *	15,481	197,847
LivePerson, Inc. *	19,700	283,680
LogMeIn, Inc. *	7,600	365,180
Looksmart Ltd. *	160	229
Manhattan Associates, Inc. *	11,600	465,276
ManTech International Corp., Class A	8,600	242,176
Marketo, Inc. *	6,684	215,693
MasterCard, Inc., Class A	175,356	14,686,065
Mattersight Corp. *	190	1,030
MAXIMUS, Inc.	11,300	547,598
Mentor Graphics Corp.	13,800	292,422
Microsoft Corp.	1,474,318	69,219,230
MicroStrategy, Inc., Class A *	2,256	362,945
Millennial Media, Inc. *(c)	21,300	43,665
ModusLink Global Solutions, Inc. *	10,450	36,575
MoneyGram International, Inc. *	9,037	77,718
Monotype Imaging Holdings, Inc.	6,500	185,965
Monster Worldwide, Inc. *	35,800	138,188
Move, Inc. *	12,430	260,409
NetScout Systems, Inc. *	7,300	269,078
NetSuite, Inc. *	7,900	858,414
NeuStar, Inc., Class A *(c)	9,300	245,613
NIC, Inc.	8,000	147,440
Nuance Communications, Inc. *	42,274	652,288
Oracle Corp.	583,313	22,778,373
Pandora Media, Inc. *	38,400	740,352
Paychex, Inc.	57,464	2,697,360
Pegasystems, Inc.	12,800	277,376
Perficient, Inc. *	7,800	129,324
PRGX Global, Inc. *	11,000	58,190
Progress Software Corp. *	9,300	240,870
Proofpoint, Inc. *	9,000	396,360
PROS Holdings, Inc. *	7,826	218,972
PTC, Inc. *	19,780	754,607
Qlik Technologies, Inc. *	14,100	399,735
Rackspace Hosting, Inc. *	19,400	744,184
RealNetworks, Inc. *	12,725	87,803
RealPage, Inc. *	10,500	208,635
Red Hat, Inc. *	36,600	2,156,472
Reis, Inc.	1,400	32,760
Rightside Group Ltd. *	5,920	56,062
Rovi Corp. *	15,412	321,803
salesforce.com, Inc. *	101,222	6,477,196
Sapient Corp. *	16,100	278,852
Science Applications International Corp.	6,285	307,399
Seachange International, Inc. *	9,250	62,530
ServiceNow, Inc. *	22,800	1,548,804
ServiceSource International, Inc. *	14,400	55,008
Shutterstock, Inc. *	4,000	311,040
SolarWinds, Inc. *	12,000	570,600
Solera Holdings, Inc.	11,400	592,230
Splunk, Inc. *	20,800	1,374,464
SS&C Technologies Holdings, Inc. *	11,700	565,344
Stamps.com, Inc. *	5,827	215,016
StarTek, Inc. *	3,900	29,328
support.com, Inc. *	18,400	39,192
Sykes Enterprises, Inc. *	11,026	237,500
Symantec Corp.	121,873	3,024,888
Synchronoss Technologies, Inc. *	8,100	418,527
Synopsys, Inc. *	28,084	1,150,882
Syntel, Inc. *	4,300	372,423
Tableau Software, Inc., Class A *	5,742	474,232
Take-Two Interactive Software, Inc. *	12,900	341,205
Tangoe, Inc. *	8,200	120,294
TeleCommunication Systems, Inc., Class A *	10,800	31,104
TeleTech Holdings, Inc. *	9,100	234,871
Teradata Corp. *	27,000	1,142,640
Textura, Corp. *(c)	6,941	184,908
The Hackett Group, Inc.	7,200	50,472

58 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Ultimate Software Group, Inc. *	4,600	692,346
The Western Union Co.	90,332	1,532,031
TIBCO Software, Inc. *	31,400	733,818
TiVo, Inc. *	17,800	232,290
Total System Services, Inc.	27,404	925,981
Trulia, Inc. *(c)	5,400	251,910
Twitter, Inc. *	87,600	3,632,772
Tyler Technologies, Inc. *	4,700	526,024
Unisys Corp. *	6,200	158,968
United Online, Inc.	2,478	27,803
Unwired Planet, Inc. *	7,771	12,045
Vantiv, Inc., Class A *	24,900	769,908
VeriFone Systems, Inc. *	18,000	670,680
Verint Systems, Inc. *	9,510	546,730
VeriSign, Inc. *	22,275	1,331,154
VirnetX Holding Corp. *(c)	10,600	62,222
Virtusa Corp. *	4,700	192,606
Visa, Inc., Class A	88,601	21,390,940
VMware, Inc., Class A *	17,100	1,429,047
Web.com Group, Inc. *	8,923	183,189
WebMD Health Corp. *	7,074	301,918
WEX, Inc. *	6,400	726,784
Workday, Inc., Class A *	16,500	1,575,420
Xerox Corp.	186,756	2,480,120
Yahoo! Inc. *	164,044	7,554,226
Yelp, Inc. *	9,300	558,000
Zillow, Inc., Class A *	4,500	489,285
Zynga, Inc., Class A *	127,000	323,850

		408,910,753

Technology Hardware & Equipment 6.1%
3D Systems Corp. *(c)	18,800	710,640
ADTRAN, Inc.	9,100	193,011
Agilysys, Inc. *	8,460	95,598
Amphenol Corp., Class A	54,800	2,771,784
Anixter International, Inc.	4,000	340,680
Apple, Inc.	1,071,762	115,750,296
ARRIS Group, Inc. *	24,075	722,731
Arrow Electronics, Inc. *	18,532	1,053,730
Aruba Networks, Inc. *	15,700	338,806
Aviat Networks, Inc. *	18,877	33,224
Avnet, Inc.	22,588	976,931
AVX Corp.	14,000	202,160
Badger Meter, Inc.	4,000	227,680
Belden, Inc.	6,900	491,211
Benchmark Electronics, Inc. *	7,830	185,728
Black Box Corp.	4,100	90,159
Brocade Communications Systems, Inc.	73,835	792,250
CalAmp Corp. *	4,000	77,120
CDW Corp.	18,400	567,456
Checkpoint Systems, Inc. *	7,100	94,146
Ciena Corp. *	17,970	301,177
Cisco Systems, Inc.	918,640	22,479,121
Cognex Corp. *	14,800	585,488
Coherent, Inc. *	4,100	267,115
CommScope Holding Co., Inc. *	20,082	432,566
Comtech Telecommunications Corp.	4,175	158,942
Corning, Inc.	239,007	4,882,913
Cray, Inc. *	7,600	263,416
CTS Corp.	8,800	161,920
Daktronics, Inc.	8,700	115,797
Diebold, Inc.	12,900	457,047
Digi International, Inc. *	9,100	75,348
Dolby Laboratories, Inc., Class A	8,800	368,896
DTS, Inc. *	4,300	128,054
Echelon Corp. *	7,200	15,120
EchoStar Corp., Class A *	6,740	314,960
Electro Rent Corp.	7,100	108,204
Electro Scientific Industries, Inc.	9,900	70,290
Electronics for Imaging, Inc. *	6,400	292,608
EMC Corp.	364,199	10,463,437
Emulex Corp. *	14,100	79,806
Extreme Networks, Inc. *	27,500	98,725
F5 Networks, Inc. *	13,100	1,611,038
Fabrinet *	11,108	202,277
FARO Technologies, Inc. *	3,000	168,000
FEI Co.	6,600	556,248
Finisar Corp. *	15,800	264,176
FLIR Systems, Inc.	26,100	875,133
Frequency Electronics, Inc. *	500	5,675
Harmonic, Inc. *	20,042	133,680
Harris Corp.	19,178	1,334,789
Hewlett-Packard Co.	333,236	11,956,508
Hutchinson Technology, Inc. *	6,000	21,420
I.D. Systems, Inc. *	5,500	41,250
Identiv, Inc. *	120	1,122
II-VI, Inc. *	13,000	175,370
Imation Corp. *	5,500	16,115
Immersion Corp. *	4,300	36,206
Infinera Corp. *	27,300	396,669
Ingram Micro, Inc., Class A *	25,500	684,420
Insight Enterprises, Inc. *	8,950	203,612
Intellicheck Mobilisa, Inc. *	62	232
InterDigital, Inc.	6,700	331,181
InvenSense, Inc. *(c)	8,900	144,269
IPG Photonics Corp. *	5,700	418,437
Itron, Inc. *	5,700	221,901
Ixia *	14,900	143,487
Jabil Circuit, Inc.	35,300	739,535
JDS Uniphase Corp. *	44,553	599,683
Juniper Networks, Inc.	84,165	1,773,357
Knowles Corp. *	13,900	270,494
Lexmark International, Inc., Class A	10,900	470,444
LightPath Technologies, Inc., Class A *	75	102
Littelfuse, Inc.	3,700	360,898
Maxwell Technologies, Inc. *	7,700	89,782
Mercury Systems, Inc. *	7,800	109,044
Methode Electronics, Inc.	9,500	374,110
MOCON, Inc.	600	9,258
Motorola Solutions, Inc.	39,833	2,569,228
MTS Systems Corp.	3,781	249,584
Multi-Fineline Electronix, Inc. *	5,700	57,855
National Instruments Corp.	16,112	510,428
NCR Corp. *	27,500	760,925
NetApp, Inc.	55,900	2,392,520
NETGEAR, Inc. *	6,000	204,240
Newport Corp. *	8,500	152,065
Oplink Communications, Inc.	5,957	124,203

See financial notes 59

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
OSI Systems, Inc. *	3,700	262,256
Palo Alto Networks, Inc. *	11,200	1,183,840
Park Electrochemical Corp.	3,600	92,880
PC Connection, Inc.	7,000	166,950
PC-Tel, Inc.	8,900	68,530
Plantronics, Inc.	6,000	311,220
Plexus Corp. *	6,500	268,775
Polycom, Inc. *	22,400	292,992
QLogic Corp. *	17,044	201,290
QUALCOMM, Inc.	301,639	23,681,678
Quantum Corp. *	125,000	160,000
Radisys Corp. *	7,200	18,000
Research Frontiers, Inc. *	2,800	13,944
Richardson Electronics Ltd.	7,300	73,073
Riverbed Technology, Inc. *	26,700	507,033
Rofin-Sinar Technologies, Inc. *	3,800	85,082
Rogers Corp. *	4,200	287,154
SanDisk Corp.	39,500	3,718,530
Sanmina Corp. *	20,900	523,963
ScanSource, Inc. *	6,300	240,534
Seagate Technology plc	61,966	3,893,324
Sonus Networks, Inc. *	79,300	275,171
Super Micro Computer, Inc. *	8,200	262,072
SYNNEX Corp.	3,600	249,048
TE Connectivity Ltd.	76,700	4,688,671
Tech Data Corp. *	5,300	316,516
Tessco Technologies, Inc.	4,025	127,794
Transact Technologies, Inc.	1,500	8,595
Trimble Navigation Ltd. *	46,484	1,248,560
TTM Technologies, Inc. *	11,000	76,010
Ubiquiti Networks, Inc. (c)	3,200	114,464
Universal Display Corp. *	5,800	181,424
ViaSat, Inc. *	6,500	407,160
Vishay Intertechnology, Inc.	18,588	251,124
Vishay Precision Group, Inc. *	5,620	95,484
Western Digital Corp.	38,645	3,801,509
Xybernaut Corp. *(b)(g)	1,400	—
Zebra Technologies Corp., Class A *	9,575	706,156

		248,458,067

Telecommunication Services 2.1%
Alaska Communications Systems Group, Inc. *	5,000	6,750
Alteva *	1,100	7,810
AT&T, Inc.	929,055	32,368,276
Atlantic Tele-Network, Inc.	3,250	218,368
CenturyLink, Inc.	106,178	4,404,263
Cincinnati Bell, Inc. *	61,468	225,588
Cogent Communications Holdings, Inc.	9,900	336,006
Consolidated Communications Holdings, Inc.	16,757	434,006
Frontier Communications Corp.	165,068	1,079,545
General Communication, Inc., Class A *	10,500	123,165
Globalstar, Inc. *(c)	42,400	100,488
inContact, Inc. *	20,172	179,531
Iridium Communications, Inc. *	11,800	112,100
Level 3 Communications, Inc. *	30,045	1,409,411
Lumos Networks Corp.	1,500	25,800
NTELOS Holdings Corp. (c)	4,500	45,360
Premiere Global Services, Inc. *	11,400	119,358
SBA Communications Corp., Class A *	23,400	2,628,522
Shenandoah Telecommunications Co.	7,100	210,089
Spok Holdings, Inc.	5,500	89,320
Sprint Corp. *	142,805	846,834
T-Mobile US, Inc. *	46,150	1,347,118
Telephone & Data Systems, Inc.	14,222	364,652
tw telecom, Inc. *	25,400	1,086,612
United States Cellular Corp. *	5,400	196,668
Verizon Communications, Inc.	741,369	37,253,792
Vonage Holdings Corp. *	36,400	126,672
Windstream Holdings, Inc. (c)	109,269	1,145,139

		86,491,243

Transportation 2.3%
Alaska Air Group, Inc.	25,000	1,330,750
Allegiant Travel Co.	2,000	266,940
AMERCO	1,000	271,120
American Airlines Group, Inc.	124,897	5,164,491
ArcBest Corp.	4,800	185,760
Atlas Air Worldwide Holdings, Inc. *	6,500	239,980
Avis Budget Group, Inc. *	17,500	975,625
C.H. Robinson Worldwide, Inc.	26,000	1,799,460
Celadon Group, Inc.	8,890	172,999
Con-way, Inc.	11,200	485,744
Covenant Transport Group, Inc., Class A *	3,000	62,220
CSX Corp.	178,300	6,352,829
Delta Air Lines, Inc.	152,011	6,115,403
Expeditors International of Washington, Inc.	33,700	1,437,642
FedEx Corp.	46,663	7,811,386
Forward Air Corp.	4,600	220,202
Genesee & Wyoming, Inc., Class A *	9,000	865,800
Hawaiian Holdings, Inc. *	10,700	185,538
Heartland Express, Inc.	16,241	408,299
Hertz Global Holdings, Inc. *	78,300	1,716,336
Hub Group, Inc., Class A *	7,100	257,659
J.B. Hunt Transport Services, Inc.	15,600	1,244,412
JetBlue Airways Corp. *	45,262	522,324
Kansas City Southern	19,555	2,401,159
Kirby Corp. *	11,100	1,227,438
Knight Transportation, Inc.	14,650	428,659
Landstar System, Inc.	6,600	488,466
Marten Transport Ltd.	9,476	185,919
Matson, Inc.	10,500	299,145
Norfolk Southern Corp.	54,100	5,985,624
Old Dominion Freight Line, Inc. *	12,412	904,462
Park-Ohio Holdings Corp.	3,600	191,196
Republic Airways Holdings, Inc. *	12,500	156,500
Roadrunner Transportation Systems, Inc. *	4,900	100,989
Ryder System, Inc.	9,500	840,465
Saia, Inc. *	4,450	218,139
SkyWest, Inc.	7,000	80,640
Southwest Airlines Co.	124,315	4,286,381

60 See financial notes

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spirit Airlines, Inc. *	14,000	1,023,540
Swift Transportation Co. *	19,000	469,300
Union Pacific Corp.	160,070	18,640,152
United Continental Holdings, Inc. *	66,200	3,496,022
United Parcel Service, Inc., Class B	126,685	13,290,523
Universal Truckload Services, Inc.	3,300	86,856
UTI Worldwide, Inc. *	14,600	159,578
Werner Enterprises, Inc.	10,032	276,281
Wesco Aircraft Holdings, Inc. *	13,500	239,625
XPO Logistics, Inc. *	11,710	467,463
YRC Worldwide, Inc. *	8,600	184,384

		94,221,825

Utilities 3.2%
AES Corp.	118,796	1,671,460
AGL Resources, Inc.	21,529	1,160,628
ALLETE, Inc.	5,233	273,372
Alliant Energy Corp.	18,300	1,132,953
Ameren Corp.	43,176	1,828,072
American DG Energy, Inc. *(c)	11,400	10,260
American Electric Power Co., Inc.	86,320	5,035,909
American States Water Co.	9,600	343,488
American Water Works Co., Inc.	32,200	1,718,514
Aqua America, Inc.	29,167	764,175
Artesian Resources Corp., Class A	4,000	89,080
Atmos Energy Corp.	17,400	922,200
Avista Corp.	7,800	276,510
Black Hills Corp.	7,700	421,421
Cadiz, Inc. *(c)	6,356	63,306
California Water Service Group	11,300	294,139
Calpine Corp. *	65,100	1,485,582
CenterPoint Energy, Inc.	77,000	1,890,350
Chesapeake Utilities Corp.	2,770	134,151
Cleco Corp.	11,700	628,992
CMS Energy Corp.	56,959	1,860,851
Connecticut Water Service, Inc.	5,100	189,567
Consolidated Edison, Inc.	55,510	3,517,114
Delta Natural Gas Co., Inc.	1,291	26,749
Dominion Resources, Inc.	105,865	7,548,174
DTE Energy Co.	30,948	2,542,688
Duke Energy Corp.	126,250	10,371,437
Dynegy, Inc. *	17,000	518,500
Edison International	56,210	3,517,622
El Paso Electric Co.	5,300	200,552
Entergy Corp.	31,593	2,654,444
Exelon Corp.	150,569	5,509,320
FirstEnergy Corp.	72,856	2,720,443
Genie Energy Ltd., Class B *	12,800	92,800
Great Plains Energy, Inc.	25,341	682,433
Hawaiian Electric Industries, Inc. (c)	19,300	543,488
IDACORP, Inc.	9,800	619,654
Integrys Energy Group, Inc.	12,540	911,407
ITC Holdings Corp.	25,800	1,021,938
MDU Resources Group, Inc.	34,325	967,278
MGE Energy, Inc.	4,950	220,126
Middlesex Water Co.	9,400	211,970
National Fuel Gas Co.	20,700	1,433,061
New Jersey Resources Corp.	6,225	364,038
NextEra Energy, Inc.	79,072	7,924,596
NiSource, Inc.	55,764	2,345,434
Northeast Utilities	55,336	2,730,832
Northwest Natural Gas Co.	6,300	295,659
NorthWestern Corp.	7,100	375,164
NRG Energy, Inc.	63,356	1,899,413
NRG Yield, Inc., Class A	8,300	414,751
OGE Energy Corp.	41,200	1,536,348
ONE Gas, Inc.	8,525	323,524
Ormat Technologies, Inc.	8,600	248,970
Otter Tail Corp.	7,800	241,800
Pattern Energy Group, Inc.	6,400	184,192
Pepco Holdings, Inc.	48,400	1,323,256
PG&E Corp.	86,300	4,342,616
Piedmont Natural Gas Co., Inc.	12,300	467,523
Pinnacle West Capital Corp.	18,200	1,118,754
PNM Resources, Inc.	11,200	323,120
Portland General Electric Co.	10,900	396,869
PPL Corp.	116,800	4,086,832
Public Service Enterprise Group, Inc.	92,400	3,817,044
Pure Cycle Corp. *	8,000	48,000
Questar Corp.	28,900	696,779
SCANA Corp.	23,205	1,273,722
Sempra Energy	42,496	4,674,560
SJW Corp.	4,470	142,861
South Jersey Industries, Inc.	4,200	246,288
Southwest Gas Corp.	6,500	377,585
TECO Energy, Inc.	41,000	804,010
The Empire District Electric Co.	11,200	318,528
The Laclede Group, Inc.	5,800	294,466
The Southern Co.	163,921	7,599,378
UGI Corp.	27,900	1,051,551
UIL Holdings Corp.	11,166	459,369
Unitil Corp.	7,200	250,848
Vectren Corp.	15,266	686,207
Westar Energy, Inc.	21,000	794,010
WGL Holdings, Inc.	7,300	343,100
Wisconsin Energy Corp.	38,200	1,897,012
Xcel Energy, Inc.	87,208	2,918,852
York Water Co.	6,100	134,078

		127,798,117

Total Common Stock
(Cost $2,419,182,444)		3,996,962,109

Rights 0.0% of net assets

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
FRD Acquisition Co. CVR *(b)(g)	8,700	—

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(b)(g)	8,900	—

Telecommunication Services 0.0%
Contra Leap Wireless CVR *(b)(g)	13,000	32,760

Total Rights
(Cost $32,982)		32,760

See financial notes 61

 Schwab Total Stock Market Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Warrants 0.0% of net assets

Energy 0.0%
Magnum Hunter Resources Corp. *(b)(g)	2,293	—

Total Warrants
(Cost $—)		—

Other Investment Company 0.7% of net assets

Securities Lending Collateral 0.7%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	26,162,578	26,162,578

Total Other Investment Company
(Cost $26,162,578)		26,162,578

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 2.1% of net assets

Time Deposits 2.0%
Australia & New Zealand Banking Group Ltd.
0.03%, 11/03/14	39,996,785	39,996,785
DNB
0.03%, 11/03/14	39,996,785	39,996,785
Sumitomo Mitsui Banking Corp.
0.03%, 11/03/14	2,731,828	2,731,828

		82,725,398

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (d)(e)	100,000	100,000
0.01%, 12/18/14 (d)(e)	3,500,000	3,499,943

		3,599,943

Total Short-Term Investments
(Cost $86,325,341)		86,325,341

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $2,549,856,868 and the unrealized appreciation and depreciation were $1,634,592,191 and ($74,966,271), respectively, with a net unrealized appreciation of $1,559,625,920.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	Illiquid security. At the period end, the value of these amounted to $32,760 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $26,055,558.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.
(g)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	60	7,026,000	398,936
S&P 500 Index, e-mini, Long, expires 12/19/14	410	41,233,700	1,834,405

Net Unrealized Appreciation			2,233,341

62 See financial notes

 Schwab International Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

94.8%	Common Stock	2,082,756,449	2,557,901,605
0.6%	Preferred Stock	12,000,924	14,597,344
0.0%	Rights	463,454	458,169
0.2%	Other Investment Company	6,284,134	6,284,134
3.8%	Short-Term Investments	102,482,807	102,482,807

99.4%	Total Investments	2,203,987,768	2,681,724,059
0.6%	Other Assets and Liabilities, Net		17,421,971

100.0%	Net Assets		2,699,146,030

	Number	Value
Security	of Shares	($)

Common Stock 94.8% of net assets

Australia 7.7%

Banks 2.8%
Australia & New Zealand Banking Group Ltd.	554,974	16,421,997
Bank of Queensland Ltd.	74,259	825,521
Bendigo & Adelaide Bank Ltd.	82,972	911,192
Commonwealth Bank of Australia	327,430	23,283,357
National Australia Bank Ltd.	476,014	14,725,852
Westpac Banking Corp.	627,984	19,275,505

		75,443,424

Capital Goods 0.0%
Leighton Holdings Ltd.	18,875	367,475

Commercial & Professional Supplies 0.1%
ALS Ltd.	76,848	380,581
Brambles Ltd.	306,935	2,581,579
Seek Ltd.	62,241	913,379

		3,875,539

Consumer Services 0.1%
Crown Resorts Ltd.	71,852	921,619
Flight Centre Travel Group Ltd.	11,202	415,647
Tabcorp Holdings Ltd.	145,924	524,183
Tatts Group Ltd.	301,585	923,178

		2,784,627

Diversified Financials 0.2%
ASX Ltd.	39,334	1,247,962
Macquarie Group Ltd.	58,316	3,151,629

		4,399,591

Energy 0.4%
Caltex Australia Ltd.	27,417	755,151
Origin Energy Ltd.	221,297	2,780,092
Santos Ltd.	191,705	2,196,796
Woodside Petroleum Ltd.	148,535	5,276,014
WorleyParsons Ltd.	40,513	483,553

		11,491,606

Food & Staples Retailing 0.7%
Metcash Ltd.	194,976	486,967
Wesfarmers Ltd.	231,617	9,013,998
Woolworths Ltd.	254,439	8,074,763

		17,575,728

Food, Beverage & Tobacco 0.1%
Coca-Cola Amatil Ltd.	120,828	975,005
Treasury Wine Estates Ltd.	125,835	513,779

		1,488,784

Health Care Equipment & Services 0.1%
Cochlear Ltd.	11,235	728,162
Ramsay Health Care Ltd.	27,118	1,253,621
Sonic Healthcare Ltd.	76,797	1,270,894

		3,252,677

Insurance 0.4%
AMP Ltd.	596,867	3,078,057
Insurance Australia Group Ltd.	458,689	2,652,375
QBE Insurance Group Ltd.	268,084	2,723,171
Suncorp Group Ltd.	256,526	3,337,974

		11,791,577

Materials 1.3%
Alumina Ltd. *	513,146	741,645
Amcor Ltd.	238,043	2,472,513
BHP Billiton Ltd.	648,996	19,415,901
Boral Ltd.	145,846	640,580
Fortescue Metals Group Ltd.	325,514	1,004,646
Iluka Resources Ltd.	89,392	573,871
Incitec Pivot Ltd.	341,272	875,736
James Hardie Industries plc CDI	92,540	987,091
Newcrest Mining Ltd. *	155,494	1,275,299
Orica Ltd.	75,711	1,382,046
Rio Tinto Ltd.	86,956	4,643,303

		34,012,631

Media 0.0%
REA Group Ltd.	11,698	468,401

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
CSL Ltd.	95,912	6,771,664

Real Estate 0.6%
CFS Retail Property Trust Group	430,225	800,215
Dexus Property Group	1,097,828	1,173,365
Federation Centres *	302,594	726,648
Goodman Group	346,477	1,691,568
Lend Lease Group	109,864	1,532,275
Mirvac Group	745,063	1,182,051
Scentre Group *	1,075,905	3,432,070
Stockland	463,620	1,733,372
The GPT Group	342,776	1,245,947

See financial notes 63

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Westfield Corp.	401,102	2,818,541

		16,336,052

Retailing 0.0%
Harvey Norman Holdings Ltd.	91,526	307,781

Software & Services 0.0%
Computershare Ltd.	97,586	1,059,068

Telecommunication Services 0.2%
Telstra Corp., Ltd.	888,823	4,422,919
TPG Telecom Ltd.	51,641	334,374

		4,757,293

Transportation 0.3%
Asciano Ltd.	194,653	1,076,715
Aurizon Holdings Ltd.	419,843	1,741,388
Qantas Airways Ltd. *	268,959	401,855
Sydney Airport	222,267	864,114
Toll Holdings Ltd.	126,753	635,059
Transurban Group	357,437	2,559,929

		7,279,060

Utilities 0.1%
AGL Energy Ltd.	135,764	1,627,476
APA Group	170,333	1,184,211
AusNet Services	290,894	351,662

		3,163,349

		206,626,327

Austria 0.2%

Banks 0.1%
Erste Group Bank AG	57,007	1,454,678
Raiffeisen Bank International AG	22,302	477,526

		1,932,204

Capital Goods 0.0%
ANDRITZ AG	13,972	675,186

Energy 0.1%
OMV AG	29,082	914,136

Insurance 0.0%
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,791	326,924

Materials 0.0%
Voestalpine AG	21,074	844,180

Real Estate 0.0%
IMMOFINANZ AG *	186,618	564,970

		5,257,600

Belgium 1.2%

Banks 0.1%
KBC Groep N.V. *	50,094	2,690,836

Diversified Financials 0.1%
Groupe Bruxelles Lambert S.A.	16,230	1,450,433

Food & Staples Retailing 0.1%
Colruyt S.A.	14,318	652,116
Delhaize Group S.A.	20,715	1,416,385

		2,068,501

Food, Beverage & Tobacco 0.6%
Anheuser-Busch InBev N.V.	162,156	17,982,187

Insurance 0.1%
Ageas	44,569	1,489,849

Materials 0.1%
Solvay S.A.	11,674	1,593,731
Umicore S.A.	22,068	866,135

		2,459,866

Media 0.0%
Telenet Group Holding N.V. *	11,172	631,759

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
UCB S.A.	25,089	2,023,334

Telecommunication Services 0.0%
Belgacom S.A.	31,036	1,172,184

		31,968,949

Denmark 1.5%

Banks 0.1%
Danske Bank A/S	131,494	3,610,863

Capital Goods 0.1%
Vestas Wind Systems A/S *	44,223	1,475,941

Consumer Durables & Apparel 0.1%
Pandora A/S	23,154	1,952,148

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	21,031	1,854,905

Health Care Equipment & Services 0.1%
Coloplast A/S, Class B	22,623	1,971,849
William Demant Holding A/S *	4,937	374,183

		2,346,032

Insurance 0.0%
Tryg A/S	4,412	477,444

Materials 0.1%
Novozymes A/S, B Shares	47,084	2,180,304

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Novo Nordisk A/S, Class B	406,216	18,362,067

Telecommunication Services 0.0%
TDC A/S	156,148	1,192,511

Transportation 0.2%
AP Moeller - Maersk A/S, Series A	755	1,717,590
AP Moeller - Maersk A/S, Series B	1,448	3,379,018
DSV A/S	34,593	1,035,409

		6,132,017

		39,584,232

Finland 0.8%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	24,973	705,499

Capital Goods 0.2%
Kone Oyj, Class B	64,342	2,771,078
Metso Oyj	23,915	781,354
Wartsila Oyj Abp	30,126	1,396,876

		4,949,308

64 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.0%
Neste Oil Oyj	25,176	544,226

Insurance 0.2%
Sampo Oyj, A Shares	89,828	4,304,324

Materials 0.1%
Stora Enso Oyj, R Shares	112,954	932,786
UPM-Kymmene Oyj	105,742	1,677,334

		2,610,120

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	18,887	642,377

Technology Hardware & Equipment 0.2%
Nokia Oyj	754,332	6,303,119

Telecommunication Services 0.0%
Elisa Oyj	27,044	742,907

Utilities 0.1%
Fortum Oyj	87,203	2,022,393

		22,824,273

France 9.1%

Automobiles & Components 0.3%
Compagnie Generale des Etablissements Michelin	37,389	3,247,494
Peugeot S.A. *	78,957	938,366
Renault S.A.	38,725	2,880,608
Valeo S.A.	14,879	1,668,391

		8,734,859

Banks 0.9%
BNP Paribas S.A.	213,876	13,440,408
Credit Agricole S.A.	202,573	2,997,730
Natixis S.A.	191,306	1,316,850
Societe Generale S.A.	144,072	6,942,978

		24,697,966

Capital Goods 1.4%
Airbus Group N.V.	117,553	7,018,039
Alstom S.A. *	43,841	1,530,194
Bouygues S.A.	37,362	1,291,752
Compagnie de Saint-Gobain	89,331	3,839,879
Legrand S.A.	53,903	2,901,126
Rexel S.A.	55,601	934,600
Safran S.A.	54,575	3,456,426
Schneider Electric SE	104,402	8,225,427
Thales S.A.	18,499	918,660
Vallourec S.A.	22,551	824,173
Vinci S.A.	96,526	5,509,534
Zodiac Aerospace	37,994	1,159,302

		37,609,112

Commercial & Professional Supplies 0.1%
Bureau Veritas S.A.	44,689	1,105,334
Edenred	42,327	1,173,400
Societe BIC S.A.	5,949	742,111

		3,020,845

Consumer Durables & Apparel 0.5%
Christian Dior S.A.	10,744	1,901,173
Kering	15,147	2,923,140
LVMH Moet Hennessy Louis Vuitton S.A.	56,694	9,623,464

		14,447,777

Consumer Services 0.1%
Accor S.A.	34,239	1,438,459
Sodexo	18,760	1,809,833

		3,248,292

Diversified Financials 0.0%
Eurazeo S.A.	6,764	452,728
Wendel S.A.	7,013	773,252

		1,225,980

Energy 1.0%
Technip S.A.	20,915	1,511,117
Total S.A.	431,824	25,781,299

		27,292,416

Food & Staples Retailing 0.2%
Carrefour S.A.	127,848	3,747,264
Casino Guichard Perrachon S.A.	11,366	1,165,394

		4,912,658

Food, Beverage & Tobacco 0.5%
Danone S.A.	115,666	7,903,752
Pernod-Ricard S.A.	42,469	4,837,722
Remy Cointreau S.A.	5,148	366,369

		13,107,843

Health Care Equipment & Services 0.2%
Essilor International S.A.	40,748	4,499,474

Household & Personal Products 0.3%
L’Oreal S.A.	51,174	8,031,053

Insurance 0.4%
AXA S.A.	368,197	8,504,807
CNP Assurances	33,282	622,212
SCOR SE	29,475	903,186

		10,030,205

Materials 0.5%
Air Liquide S.A.	68,797	8,304,885
ArcelorMittal	200,160	2,629,337
Arkema S.A.	11,207	691,718
Imerys S.A.	6,455	463,197
Lafarge S.A.	37,899	2,630,202

		14,719,339

Media 0.3%
Eutelsat Communications S.A.	31,815	1,031,406
JC Decaux S.A.	12,016	398,821
Lagardere S.C.A.	22,380	544,647
Numericable Group S.A. *	19,600	724,571
Publicis Groupe S.A.	36,299	2,517,619
SES S.A.	60,353	2,083,644

		7,300,708

Pharmaceuticals, Biotechnology & Life Sciences 0.8%
Sanofi	239,808	21,760,185

Real Estate 0.3%
Fonciere Des Regions	5,116	470,342
Gecina S.A.	5,754	778,743
ICADE	7,471	594,411
Klepierre	21,704	939,390

See financial notes 65

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Unibail-Rodamco SE	19,472	4,992,765

		7,775,651

Semiconductors & Semiconductor Equipment 0.0%
STMicroelectronics N.V.	131,708	879,775

Software & Services 0.2%
AtoS	16,304	1,126,741
Cap Gemini S.A.	28,543	1,878,019
Dassault Systemes S.A.	25,211	1,598,652

		4,603,412

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	554,325	1,693,617

Telecommunication Services 0.5%
Iliad S.A.	5,399	1,180,625
Orange S.A.	370,542	5,899,166
Vivendi S.A. *	243,699	5,953,392

		13,033,183

Transportation 0.1%
Aeroports de Paris	5,551	657,039
Bollore S.A.	1,010	478,842
Groupe Eurotunnel S.A. - Reg’d	95,309	1,204,633

		2,340,514

Utilities 0.4%
Electricite de France S.A.	48,272	1,425,394
GDF Suez	294,853	7,159,007
Suez Environnement Co.	58,460	984,892
Veolia Environnement S.A.	84,256	1,399,392

		10,968,685

		245,933,549

Germany 7.8%

Automobiles & Components 1.0%
Bayerische Motoren Werke AG	66,670	7,149,538
Continental AG	22,033	4,339,746
Daimler AG - Reg’d	194,315	15,150,542
Volkswagen AG	6,123	1,305,841

		27,945,667

Banks 0.1%
Commerzbank AG *	193,720	2,929,140

Capital Goods 0.9%
Brenntag AG	30,881	1,498,395
GEA Group AG	36,792	1,697,128
HOCHTIEF AG	5,074	375,470
MAN SE	7,010	798,875
OSRAM Licht AG *	18,910	664,288
Siemens AG - Reg’d	160,263	18,076,612

		23,110,768

Consumer Durables & Apparel 0.1%
adidas AG	41,747	3,041,936
Hugo Boss AG	5,945	789,844

		3,831,780

Diversified Financials 0.4%
Deutsche Bank AG - Reg’d	279,546	8,741,789
Deutsche Boerse AG	39,186	2,682,017

		11,423,806

Food & Staples Retailing 0.0%
METRO AG *	33,291	1,061,266

Health Care Equipment & Services 0.3%
Celesio AG	9,063	299,005
Fresenius Medical Care AG & Co. KGaA	43,388	3,184,579
Fresenius SE & Co. KGaA	75,893	3,905,151

		7,388,735

Household & Personal Products 0.1%
Beiersdorf AG	19,933	1,616,145
Henkel AG & Co. KGaA	23,300	2,120,739

		3,736,884

Insurance 0.8%
Allianz SE - Reg’d	92,021	14,633,375
Hannover Rueck SE	12,443	1,038,584
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	34,549	6,802,276

		22,474,235

Materials 1.1%
BASF SE	185,553	16,395,490
HeidelbergCement AG	28,555	1,949,353
K&S AG - Reg’d	35,779	1,002,697
LANXESS AG	17,844	929,429
Linde AG	37,086	6,844,414
ThyssenKrupp AG *	92,601	2,231,830

		29,353,213

Media 0.2%
Axel Springer SE	6,956	382,653
Kabel Deutschland Holding AG *	4,715	639,181
ProSiebenSat.1 Media AG - Reg’d	43,735	1,766,725
RTL Group S.A.	7,403	691,495
Sky Deutschland AG *	93,330	788,387

		4,268,441

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Bayer AG - Reg’d	166,836	23,861,178
Merck KGaA	26,657	2,413,107
QIAGEN N.V. *	44,554	1,047,083

		27,321,368

Real Estate 0.1%
Deutsche Wohnen AG	58,287	1,315,634

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	235,567	2,295,062

Software & Services 0.5%
SAP SE	186,573	12,712,230
United Internet AG - Reg’d	24,704	968,851

		13,681,081

Telecommunication Services 0.4%
Deutsche Telekom AG - Reg’d	631,459	9,518,181
Telefonica Deutschland Holding AG *	115,703	569,361

		10,087,542

66 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 0.3%
Deutsche Lufthansa AG - Reg’d	43,042	637,567
Deutsche Post AG - Reg’d	194,081	6,111,571
Fraport AG Frankfurt Airport Services Worldwide	7,032	435,708

		7,184,846

Utilities 0.4%
E.ON SE	399,946	6,895,107
RWE AG	97,062	3,443,931

		10,339,038

		209,748,506

Hong Kong 3.0%

Banks 0.2%
Bank of East Asia Ltd.	262,000	1,094,133
BOC Hong Kong (Holdings) Ltd.	762,000	2,536,627
Hang Seng Bank Ltd.	149,536	2,533,784

		6,164,544

Capital Goods 0.2%
Hutchison Whampoa Ltd.	425,370	5,393,928
NWS Holdings Ltd.	321,000	600,064

		5,993,992

Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	1,190,000	1,450,298
Techtronic Industries Co., Ltd.	289,500	906,309
Yue Yuen Industrial Holdings Ltd.	161,000	540,474

		2,897,081

Consumer Services 0.4%
Galaxy Entertainment Group Ltd.	464,000	3,172,783
MGM China Holdings Ltd.	183,200	588,951
Sands China Ltd.	496,400	3,096,100
Shangri-La Asia Ltd.	270,000	392,041
SJM Holdings Ltd.	398,000	841,209
Wynn Macau Ltd.	318,800	1,152,496

		9,243,580

Diversified Financials 0.2%
First Pacific Co., Ltd.	493,250	532,319
Hong Kong Exchanges & Clearing Ltd.	222,118	4,923,139

		5,455,458

Insurance 0.5%
AIA Group Ltd.	2,431,600	13,569,361

Real Estate 0.9%
Cheung Kong (Holdings) Ltd.	277,656	4,929,025
Hang Lung Properties Ltd.	456,000	1,423,964
Henderson Land Development Co., Ltd.	215,490	1,455,802
Hysan Development Co., Ltd.	125,000	570,356
Kerry Properties Ltd.	121,000	415,081
New World Development Co., Ltd.	1,060,666	1,333,265
Sino Land Co., Ltd.	616,000	1,018,172
Sun Hung Kai Properties Ltd.	326,604	4,873,291
Swire Pacific Ltd., Class A	130,090	1,706,333
Swire Properties Ltd.	255,600	819,021
The Link REIT	467,500	2,749,178
The Wharf Holdings Ltd.	300,100	2,219,577
Wheelock & Co., Ltd.	185,000	891,722

		24,404,787

Semiconductors & Semiconductor Equipment 0.0%
ASM Pacific Technology Ltd.	53,000	583,026

Telecommunication Services 0.0%
HKT Trust & HKT Ltd.	536,000	652,973
PCCW Ltd.	759,000	482,509

		1,135,482

Transportation 0.1%
Cathay Pacific Airways Ltd.	201,000	377,005
MTR Corp., Ltd.	280,500	1,143,734

		1,520,739

Utilities 0.4%
Cheung Kong Infrastructure Holdings Ltd.	131,000	956,866
CLP Holdings Ltd.	379,580	3,268,608
Hong Kong & China Gas Co., Ltd.	1,278,197	2,984,828
Power Assets Holdings Ltd.	274,000	2,645,568

		9,855,870

		80,823,920

Ireland 0.3%

Banks 0.1%
Bank of Ireland *	5,414,882	2,131,593

Food, Beverage & Tobacco 0.1%
Kerry Group plc, Class A	31,108	2,112,489

Materials 0.1%
CRH plc	152,611	3,385,437

Transportation 0.0%
Ryanair Holdings plc *	35,363	337,036

		7,966,555

Israel 0.5%

Banks 0.1%
Bank Hapoalim B.M.	202,922	1,044,613
Bank Leumi Le-Israel B.M. *	271,375	969,786
Mizrahi Tefahot Bank Ltd. *	30,973	342,872

		2,357,271

Energy 0.0%
Delek Group Ltd.	790	273,064

Materials 0.0%
Israel Chemicals Ltd.	85,438	576,012
The Israel Corp., Ltd. *	609	297,112

		873,124

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Teva Pharmaceutical Industries Ltd.	171,112	9,658,817

Software & Services 0.0%
NICE-Systems Ltd.	11,048	447,912

See financial notes 67

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.0%
Bezeq The Israeli Telecommunication Corp., Ltd.	399,288	682,433

		14,292,621

Italy 2.3%

Automobiles & Components 0.1%
Fiat Chrysler Automobiles N.V. *	174,410	1,951,282
Pirelli & C. S.p.A	45,863	615,011

		2,566,293

Banks 0.6%
Banca Monte dei Paschi di Siena S.p.A. *	889,313	680,423
Banco Popolare SC *	75,173	1,091,980
Intesa Sanpaolo S.p.A.	2,289,608	6,730,895
Intesa Sanpaolo S.p.A. - RSP	237,906	608,274
UniCredit S.p.A.	884,871	6,408,874
Unione di Banche Italiane S.C.p.A.	171,661	1,348,138

		16,868,584

Capital Goods 0.1%
CNH Industrial N.V. *	185,680	1,515,220
Finmeccanica S.p.A. *	82,641	746,777
Prysmian S.p.A.	39,039	676,592

		2,938,589

Consumer Durables & Apparel 0.1%
Luxottica Group S.p.A.	33,430	1,705,187

Diversified Financials 0.1%
Exor S.p.A.	20,747	905,324
Mediobanca S.p.A.	123,998	1,094,424

		1,999,748

Energy 0.5%
Eni S.p.A.	516,029	10,993,943
Saipem S.p.A. *	56,411	883,111
Tenaris S.A.	95,068	1,879,934

		13,756,988

Insurance 0.2%
Assicurazioni Generali S.p.A.	235,983	4,842,474
UnipolSai S.p.A.	172,787	464,579

		5,307,053

Telecommunication Services 0.1%
Telecom Italia S.p.A. *	1,970,355	2,232,966
Telecom Italia S.p.A. - RSP	1,263,477	1,130,486

		3,363,452

Transportation 0.1%
Atlantia S.p.A.	80,885	1,910,277

Utilities 0.4%
Enel Green Power S.p.A.	369,491	908,310
Enel S.p.A.	1,316,777	6,728,623
Snam S.p.A.	399,473	2,160,143
Terna - Rete Elettrica Nationale S.p.A.	300,867	1,516,879

		11,313,955

		61,730,126

Japan 20.4%

Automobiles & Components 3.0%
Aisin Seiki Co., Ltd.	39,100	1,302,373
Bridgestone Corp.	130,457	4,359,577
Daihatsu Motor Co., Ltd.	39,700	563,460
Denso Corp.	97,300	4,459,610
Fuji Heavy Industries Ltd.	117,800	3,920,755
Honda Motor Co., Ltd.	330,239	10,557,487
Isuzu Motors Ltd.	119,000	1,552,637
Koito Manufacturing Co., Ltd.	18,000	542,381
Mazda Motor Corp.	112,100	2,648,563
Mitsubishi Motors Corp.	129,600	1,333,479
NGK Spark Plug Co., Ltd.	38,500	1,004,099
NHK Spring Co., Ltd.	37,000	338,636
Nissan Motor Co., Ltd.	496,896	4,532,536
NOK Corp.	20,800	526,957
Stanley Electric Co., Ltd.	27,000	548,926
Sumitomo Electric Industries Ltd.	153,400	2,096,762
Sumitomo Rubber Industries Ltd.	32,400	447,802
Suzuki Motor Corp.	74,300	2,490,424
The Yokohama Rubber Co., Ltd.	36,000	326,792
Toyoda Gosei Co., Ltd.	11,300	217,093
Toyota Industries Corp.	33,400	1,590,383
Toyota Motor Corp.	556,403	33,482,763
Yamaha Motor Co., Ltd.	51,400	972,371

		79,815,866

Banks 1.9%
Aozora Bank Ltd.	252,000	885,756
Fukuoka Financial Group, Inc.	147,000	752,206
Hokuhoku Financial Group, Inc.	223,000	447,980
Mitsubishi UFJ Financial Group, Inc.	2,576,709	15,020,186
Mizuho Financial Group, Inc.	4,616,534	8,412,782
Resona Holdings, Inc.	455,700	2,606,506
Seven Bank Ltd.	116,700	487,386
Shinsei Bank Ltd.	346,000	777,591
Sumitomo Mitsui Financial Group, Inc.	257,746	10,511,631
Sumitomo Mitsui Trust Holdings, Inc.	672,000	2,743,588
Suruga Bank Ltd.	34,000	710,816
The Bank of Kyoto Ltd.	63,000	545,929
The Bank of Yokohama Ltd.	245,000	1,415,914
The Chiba Bank Ltd.	141,000	1,001,524
The Chugoku Bank Ltd.	32,500	480,368
The Gunma Bank Ltd.	72,000	449,314
The Hachijuni Bank Ltd.	77,000	471,457
The Hiroshima Bank Ltd.	92,000	459,943
The Iyo Bank Ltd.	46,000	491,207
The Joyo Bank Ltd.	125,000	669,332
The Shizuoka Bank Ltd.	114,000	1,177,936
Yamaguchi Financial Group, Inc.	38,000	362,934

		50,882,286

Capital Goods 2.8%
Amada Co., Ltd.	71,000	620,080
Asahi Glass Co., Ltd.	207,000	1,077,369
Chiyoda Corp.	29,000	298,753

68 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Daikin Industries Ltd.	47,100	2,944,131
FANUC Corp.	38,500	6,785,077
Fuji Electric Co., Ltd.	104,000	456,921
Hino Motors Ltd.	50,000	731,654
Hitachi Construction Machinery Co., Ltd.	23,300	476,587
IHI Corp.	288,000	1,388,341
ITOCHU Corp.	303,200	3,665,245
JGC Corp.	41,000	1,053,690
JTEKT Corp.	43,200	694,793
Kajima Corp.	170,000	756,424
Kawasaki Heavy Industries Ltd.	291,000	1,143,016
Komatsu Ltd.	187,609	4,429,326
Kubota Corp.	227,000	3,613,387
Kurita Water Industries Ltd.	18,200	392,743
LIXIL Group Corp.	52,400	1,149,151
Mabuchi Motor Co., Ltd.	4,400	380,050
Makita Corp.	23,300	1,304,779
Marubeni Corp.	325,000	2,089,570
Mitsubishi Corp.	280,300	5,496,221
Mitsubishi Electric Corp.	386,000	4,977,002
Mitsubishi Heavy Industries Ltd.	609,000	3,798,963
Mitsui & Co., Ltd.	350,700	5,295,241
Nabtesco Corp.	22,100	534,831
NGK Insulators Ltd.	54,000	1,163,053
Nidec Corp.	43,500	2,874,160
NSK Ltd.	94,000	1,231,220
Obayashi Corp.	136,000	933,321
Seibu Holdings, Inc.	30,000	576,808
Shimizu Corp.	123,000	907,705
SMC Corp.	11,000	3,119,967
Sumitomo Corp.	232,800	2,483,910
Sumitomo Heavy Industries Ltd.	127,000	696,269
Taisei Corp.	211,000	1,173,360
THK Co., Ltd.	20,700	520,664
Toshiba Corp.	803,178	3,546,926
TOTO Ltd.	53,000	598,046
Toyota Tsusho Corp.	41,300	1,041,383

		76,420,137

Commercial & Professional Supplies 0.2%
Dai Nippon Printing Co., Ltd.	114,000	1,123,674
Park24 Co., Ltd.	18,000	272,371
Recruit Holdings Co., Ltd. *	28,900	950,683
Secom Co., Ltd.	42,400	2,612,901
Toppan Printing Co., Ltd.	112,000	762,074

		5,721,703

Consumer Durables & Apparel 0.8%
Asics Corp.	31,200	730,608
Bandai Namco Holdings, Inc.	36,000	893,439
Casio Computer Co., Ltd. (a)	41,300	658,551
Iida Group Holdings Co., Ltd.	30,100	334,476
Nikon Corp.	70,500	965,967
Panasonic Corp.	441,012	5,305,924
Rinnai Corp.	6,700	595,140
Sankyo Co., Ltd.	11,600	422,136
Sega Sammy Holdings, Inc.	33,800	536,930
Sekisui Chemical Co., Ltd.	87,000	1,084,313
Sekisui House Ltd.	114,800	1,427,525
Sharp Corp. *	310,785	782,700
Shimano, Inc.	16,000	2,121,686
Sony Corp.	208,900	4,124,378
Yamaha Corp.	36,100	494,821

		20,478,594

Consumer Services 0.1%
Benesse Holdings, Inc.	14,200	448,071
McDonald’s Holdings Co., Ltd. (a)	15,000	366,112
Oriental Land Co., Ltd.	9,900	2,117,007

		2,931,190

Diversified Financials 0.5%
Acom Co., Ltd. *	88,800	295,992
AEON Financial Service Co., Ltd.	24,900	520,375
Credit Saison Co., Ltd.	27,800	586,868
Daiwa Securities Group, Inc.	347,000	2,742,326
Japan Exchange Group, Inc.	53,900	1,337,047
Mitsubishi UFJ Lease & Finance Co., Ltd.	97,400	514,228
Nomura Holdings, Inc.	727,000	4,541,123
ORIX Corp.	261,900	3,635,235
SBI Holdings, Inc.	38,090	439,236

		14,612,430

Energy 0.2%
Idemitsu Kosan Co., Ltd.	20,100	388,726
Inpex Corp.	179,100	2,290,768
JX Holdings, Inc.	442,300	1,894,658
Showa Shell Sekiyu K.K.	33,500	287,440
TonenGeneral Sekiyu K.K.	61,000	532,408

		5,394,000

Food & Staples Retailing 0.3%
Aeon Co., Ltd.	129,500	1,281,381
FamilyMart Co., Ltd.	11,200	449,714
Lawson, Inc.	12,300	834,399
Seven & i Holdings Co., Ltd.	153,203	5,983,511

		8,549,005

Food, Beverage & Tobacco 0.8%
Ajinomoto Co., Inc.	116,000	2,190,155
Asahi Group Holdings Ltd.	76,100	2,360,535
Calbee, Inc.	16,200	567,394
Japan Tobacco, Inc.	219,900	7,502,776
Kikkoman Corp.	30,000	690,036
Kirin Holdings Co., Ltd.	166,700	2,161,233
MEIJI Holdings Co., Ltd.	12,600	1,057,173
NH Foods Ltd.	33,000	760,970
Nisshin Seifun Group, Inc.	40,400	408,526
Nissin Foods Holdings Co., Ltd.	11,900	627,188
Suntory Beverage & Food Ltd.	26,500	945,374
Toyo Suisan Kaisha Ltd.	19,000	656,189
Yakult Honsha Co., Ltd.	16,800	930,372
Yamazaki Baking Co., Ltd.	26,000	321,428

		21,179,349

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	32,800	416,229
M3, Inc.	36,000	600,785
Medipal Holdings Corp.	26,100	289,297
Miraca Holdings, Inc.	11,800	495,357
Olympus Corp. *	48,700	1,748,577
Suzuken Co., Ltd.	14,500	388,757

See financial notes 69

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sysmex Corp.	27,700	1,182,517
Terumo Corp.	61,900	1,547,414

		6,668,933

Household & Personal Products 0.3%
Kao Corp.	103,319	4,028,829
Shiseido Co., Ltd.	71,400	1,184,823
Unicharm Corp.	75,600	1,757,960

		6,971,612

Insurance 0.5%
MS&AD Insurance Group Holdings, Inc.	100,562	2,173,825
Sompo Japan Nipponkoa Holdings, Inc.	67,200	1,692,136
Sony Financial Holdings, Inc.	33,000	526,835
T&D Holdings, Inc.	117,600	1,514,862
The Dai-ichi Life Insurance Co., Ltd.	213,300	3,228,018
Tokio Marine Holdings, Inc.	139,299	4,467,056

		13,602,732

Materials 1.2%
Air Water, Inc.	33,000	526,030
Asahi Kasei Corp.	249,000	2,043,346
Daicel Corp.	51,000	587,901
Daido Steel Co., Ltd.	59,000	226,339
Hitachi Chemical Co., Ltd.	22,600	398,336
Hitachi Metals Ltd.	45,000	759,726
JFE Holdings, Inc.	97,300	1,930,429
JSR Corp.	39,300	707,724
Kaneka Corp.	58,000	318,672
Kansai Paint Co., Ltd.	47,000	718,467
Kobe Steel Ltd.	614,000	975,552
Kuraray Co., Ltd.	66,700	774,725
Maruichi Steel Tube Ltd.	8,800	207,815
Mitsubishi Chemical Holdings Corp.	279,600	1,377,278
Mitsubishi Gas Chemical Co., Inc.	85,000	508,570
Mitsubishi Materials Corp.	229,000	716,749
Mitsui Chemicals, Inc. *	178,000	515,612
Nippon Paint Holdings Co., Ltd.	34,000	772,049
Nippon Steel & Sumitomo Metal Corp.	1,556,410	4,107,123
Nitto Denko Corp.	30,600	1,654,971
Oji Holdings Corp.	173,000	625,489
Shin-Etsu Chemical Co., Ltd.	81,960	5,260,898
Sumitomo Chemical Co., Ltd.	307,000	1,053,144
Sumitomo Metal Mining Co., Ltd.	105,000	1,456,614
Taiheiyo Cement Corp.	238,000	873,211
Taiyo Nippon Sanso Corp. (a)	45,000	405,138
Teijin Ltd.	203,000	496,294
Toray Industries, Inc.	289,000	1,940,180
Toyo Seikan Group Holdings Ltd.	33,400	405,031
Yamato Kogyo Co., Ltd.	7,700	249,441

		32,592,854

Media 0.1%
Dentsu, Inc.	45,800	1,702,821
Hakuhodo DY Holdings, Inc.	52,700	521,178
Toho Co., Ltd.	27,300	626,195

		2,850,194

Pharmaceuticals, Biotechnology & Life Sciences 1.0%
Astellas Pharma, Inc.	430,350	6,679,242
Chugai Pharmaceutical Co., Ltd.	44,600	1,394,318
Daiichi Sankyo Co., Ltd.	129,500	1,947,917
Eisai Co., Ltd.	51,000	1,994,568
Hisamitsu Pharmaceutical Co., Inc.	10,700	360,175
Kyowa Hakko Kirin Co., Ltd.	43,000	501,524
Mitsubishi Tanabe Pharma Corp.	43,100	655,429
Ono Pharmaceutical Co., Ltd.	16,000	1,615,111
Otsuka Holdings Co., Ltd.	80,100	2,809,751
Santen Pharmaceutical Co., Ltd.	14,200	847,549
Shionogi & Co., Ltd.	61,500	1,608,947
Sumitomo Dainippon Pharma Co., Ltd.	28,500	336,184
Taisho Pharmaceutical Holdings Co., Ltd.	6,500	456,226
Takeda Pharmaceutical Co., Ltd.	161,600	7,005,090

		28,212,031

Real Estate 1.0%
Aeon Mall Co., Ltd.	20,200	370,787
Daito Trust Construction Co., Ltd.	14,400	1,794,251
Daiwa House Industry Co., Ltd.	123,000	2,327,109
Hulic Co., Ltd.	45,700	505,600
Japan Prime Realty Investment Corp.	149	548,720
Japan Real Estate Investment Corp.	260	1,416,805
Japan Retail Fund Investment Corp.	488	982,561
Mitsubishi Estate Co., Ltd.	252,502	6,432,426
Mitsui Fudosan Co., Ltd.	186,777	6,007,948
Nippon Building Fund, Inc.	287	1,608,533
Nippon Prologis REIT, Inc.	311	721,671
Nomura Real Estate Holdings, Inc.	24,300	429,475
NTT Urban Development Corp.	22,700	256,920
Sumitomo Realty & Development Co., Ltd.	72,000	2,699,205
Tokyo Tatemono Co., Ltd.	79,000	689,619
Tokyu Fudosan Holdings Corp.	91,200	648,186
United Urban Investment Corp.	476	751,225

		28,191,041

Retailing 0.5%
ABC-Mart, Inc.	5,980	344,811
Don Quijote Holdings Co., Ltd.	12,200	730,974
Fast Retailing Co., Ltd.	10,600	3,940,627
Hikari Tsushin, Inc.	3,100	205,639
Isetan Mitsukoshi Holdings Ltd.	69,500	946,177
J. Front Retailing Co., Ltd.	51,500	685,457
Marui Group Co., Ltd.	53,900	455,521
Nitori Holdings Co., Ltd.	14,300	906,271
Rakuten, Inc.	157,620	1,777,397

70 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Sanrio Co., Ltd. (a)	10,800	312,254
Shimamura Co., Ltd.	4,200	369,403
Takashimaya Co., Ltd.	46,000	391,855
USS Co., Ltd.	41,200	648,405
Yamada Denki Co., Ltd. (a)	174,000	557,778

		12,272,569

Semiconductors & Semiconductor Equipment 0.1%
Advantest Corp.	30,800	359,147
Rohm Co., Ltd.	18,900	1,150,458
Tokyo Electron Ltd.	34,700	2,224,779

		3,734,384

Software & Services 0.4%
Dena Co., Ltd.	18,200	235,183
Fujitsu Ltd.	380,000	2,310,196
Gree, Inc. (a)	24,703	176,913
GungHo Online Entertainment, Inc. (a)	80,100	322,850
Itochu Techno-Solutions Corp.	4,506	179,152
Kakaku.com, Inc.	31,300	426,164
Konami Corp.	19,400	389,518
Nexon Co., Ltd.	28,900	254,673
Nintendo Co., Ltd.	21,339	2,299,874
Nomura Research Institute Ltd.	23,500	775,119
NTT Data Corp.	25,800	1,008,557
Oracle Corp., Japan	6,600	255,508
Otsuka Corp.	10,700	397,861
Trend Micro, Inc.	20,500	690,760
Yahoo Japan Corp.	284,500	1,024,943

		10,747,271

Technology Hardware & Equipment 1.8%
Brother Industries Ltd.	45,300	806,546
Canon, Inc.	227,795	6,988,787
Citizen Holdings Co., Ltd.	49,100	322,554
FUJIFILM Holdings Corp.	94,011	3,155,817
Hamamatsu Photonics K.K.	13,500	613,309
Hirose Electric Co., Ltd.	5,700	698,877
Hitachi High-Technologies Corp.	10,900	332,990
Hitachi Ltd.	968,079	7,606,652
Hoya Corp.	91,407	3,234,604
Ibiden Co., Ltd.	22,300	335,213
Japan Display, Inc. *	67,000	198,885
Keyence Corp.	9,300	4,506,618
Konica Minolta, Inc.	94,800	1,059,271
Kyocera Corp.	65,000	2,995,943
Murata Manufacturing Co., Ltd.	40,574	4,558,912
NEC Corp.	514,000	1,817,697
Nippon Electric Glass Co., Ltd.	88,000	409,204
Omron Corp.	41,900	1,983,322
Ricoh Co., Ltd.	141,900	1,465,451
Seiko Epson Corp.	25,600	1,187,961
Shimadzu Corp.	42,000	365,455
TDK Corp.	25,400	1,441,757
Yaskawa Electric Corp.	43,000	557,374
Yokogawa Electric Corp.	47,100	655,299

		47,298,498

Telecommunication Services 1.2%
KDDI Corp.	116,800	7,670,191
Nippon Telegraph & Telephone Corp.	75,178	4,677,487
NTT DOCOMO, Inc.	305,900	5,159,273
SoftBank Corp.	194,200	14,137,646

		31,644,597

Transportation 1.0%
ANA Holdings, Inc.	248,000	575,027
Central Japan Railway Co.	29,000	4,325,319
East Japan Railway Co.	67,260	5,253,224
Hankyu Hanshin Holdings, Inc.	230,000	1,352,301
Japan Airlines Co., Ltd.	26,700	716,950
Kamigumi Co., Ltd.	51,000	491,734
Keikyu Corp.	110,000	915,190
Keio Corp.	108,000	820,339
Keisei Electric Railway Co., Ltd.	60,000	705,212
Kintetsu Corp.	371,000	1,290,557
Mitsubishi Logistics Corp.	25,000	380,787
Mitsui O.S.K. Lines Ltd.	228,000	720,333
Nagoya Railroad Co., Ltd.	181,000	773,941
Nippon Express Co., Ltd.	158,000	695,036
Nippon Yusen K.K.	326,000	845,174
Odakyu Electric Railway Co., Ltd.	128,000	1,201,317
Tobu Railway Co., Ltd.	191,000	966,200
Tokyu Corp.	229,000	1,512,053
West Japan Railway Co.	33,400	1,592,023
Yamato Holdings Co., Ltd.	75,400	1,612,217

		26,744,934

Utilities 0.5%
Chubu Electric Power Co., Inc. *	129,300	1,551,545
Electric Power Development Co., Ltd.	22,200	776,359
Hokuriku Electric Power Co.	40,500	546,762
Kyushu Electric Power Co., Inc. *	88,000	954,769
Osaka Gas Co., Ltd.	376,000	1,499,800
Shikoku Electric Power Co., Inc. *	33,700	462,457
The Chugoku Electric Power Co., Inc.	55,200	727,968
The Kansai Electric Power Co., Inc. *	144,600	1,427,999
Toho Gas Co., Ltd.	89,000	481,350
Tohoku Electric Power Co., Inc.	94,800	1,184,830
Tokyo Electric Power Co., Inc. *	285,890	1,030,838
Tokyo Gas Co., Ltd.	480,201	2,768,029

		13,412,706

		550,928,916

Netherlands 2.6%

Banks 0.4%
ING Groep N.V. CVA *	780,729	11,180,322

Capital Goods 0.3%
Koninklijke Boskalis Westminster N.V.	18,861	1,006,241
Koninklijke Philips N.V.	193,937	5,422,068
OCI N.V. *	16,510	575,609

		7,003,918

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	25,903	1,143,392

See financial notes 71

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Energy 0.0%
Fugro N.V. CVA	14,104	194,772
Koninklijke Vopak N.V.	13,531	678,571

		873,343

Food & Staples Retailing 0.1%
Koninklijke Ahold N.V.	187,198	3,135,311

Food, Beverage & Tobacco 0.7%
Heineken Holding N.V.	20,716	1,342,740
Heineken N.V.	46,088	3,442,963
Unilever N.V. CVA	330,199	12,798,001

		17,583,704

Insurance 0.2%
Aegon N.V.	362,442	2,954,065
Delta Lloyd N.V.	42,331	964,861

		3,918,926

Materials 0.2%
Akzo Nobel N.V.	48,076	3,206,020
Koninklijke DSM N.V.	33,937	2,126,424

		5,332,444

Media 0.2%
Altice S.A. *	17,158	1,068,412
Reed Elsevier N.V.	141,289	3,254,627
Wolters Kluwer N.V.	60,391	1,612,361

		5,935,400

Real Estate 0.0%
Corio N.V.	13,143	639,731

Semiconductors & Semiconductor Equipment 0.3%
ASML Holding N.V.	71,566	7,136,012

Software & Services 0.1%
Gemalto N.V.	16,129	1,233,654

Telecommunication Services 0.1%
Koninklijke (Royal) KPN N.V.	631,669	2,079,285
Ziggo N.V. *	29,773	1,454,951

		3,534,236

Transportation 0.0%
TNT Express N.V.	91,819	533,698

		69,184,091

New Zealand 0.1%

Health Care Equipment & Services 0.0%
Ryman Healthcare Ltd.	72,734	430,632

Materials 0.1%
Fletcher Building Ltd.	139,614	941,685

Software & Services 0.0%
Xero Ltd. *	11,859	147,096

Telecommunication Services 0.0%
Spark New Zealand Ltd.	356,009	878,560

Transportation 0.0%
Auckland International Airport Ltd.	202,366	611,790

Utilities 0.0%
Contact Energy Ltd.	75,447	366,009

		3,375,772

Norway 0.7%

Banks 0.1%
DNB A.S.A.	200,476	3,683,196

Energy 0.3%
Aker Solutions A.S.A. *	31,911	206,749
Seadrill Ltd.	73,913	1,670,366
Statoil A.S.A.	224,040	5,127,252
Subsea 7 S.A.	60,050	646,221

		7,650,588

Food, Beverage & Tobacco 0.1%
Orkla A.S.A.	163,112	1,247,160

Insurance 0.0%
Gjensidige Forsikring A.S.A.	42,041	763,655

Materials 0.1%
Norsk Hydro A.S.A.	266,113	1,489,945
Yara International A.S.A.	35,704	1,639,575

		3,129,520

Telecommunication Services 0.1%
Telenor A.S.A.	150,794	3,390,850

		19,864,969

Portugal 0.2%

Banks 0.0%
Banco Comercial Portugues S.A., Class R *	7,149,000	808,027
Banco Espirito Santo S.A. - Reg’d *(b)(c)	470,491	—

		808,027

Energy 0.1%
Galp Energia, SGPS, S.A.	78,082	1,132,069

Food & Staples Retailing 0.0%
Jeronimo Martins, SGPS, S.A.	49,264	431,140

Utilities 0.1%
EDP - Energias de Portugal S.A.	458,601	1,973,510

		4,344,746

Singapore 1.4%

Banks 0.5%
DBS Group Holdings Ltd.	341,246	4,908,965
Oversea-Chinese Banking Corp., Ltd.	591,371	4,555,394
United Overseas Bank Ltd.	254,233	4,554,755

		14,019,114

Capital Goods 0.2%
Keppel Corp., Ltd.	285,800	2,095,832
Noble Group Ltd.	858,000	798,676
Sembcorp Industries Ltd.	200,000	756,618
Sembcorp Marine Ltd. (a)	152,000	430,620
Singapore Technologies Engineering Ltd.	316,000	922,577
Yangzijiang Shipbuilding Holdings Ltd.	431,000	379,394

		5,383,717

72 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Services 0.1%
Genting Singapore plc	1,254,000	1,074,012

Diversified Financials 0.0%
Singapore Exchange Ltd.	163,000	888,304

Food & Staples Retailing 0.0%
Olam International Ltd. (a)	150,000	248,696

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,519,000	615,576
Wilmar International Ltd.	390,000	972,149

		1,587,725

Media 0.0%
Singapore Press Holdings Ltd.	302,000	1,006,606

Real Estate 0.2%
Ascendas REIT	383,000	665,258
CapitaCommercial Trust	440,000	572,120
CapitaLand Ltd.	522,000	1,288,774
CapitaMall Trust	450,000	690,206
City Developments Ltd.	74,000	544,634
Global Logistic Properties Ltd.	634,000	1,358,639
Keppel Land Ltd.	129,000	335,673
UOL Group Ltd.	95,000	477,161

		5,932,465

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	22,000	683,857

Telecommunication Services 0.2%
Singapore Telecommunications Ltd.	1,595,237	4,695,225
StarHub Ltd.	141,000	453,217

		5,148,442

Transportation 0.1%
ComfortDelGro Corp., Ltd.	408,000	838,849
Hutchison Port Holdings Trust, Class U	1,199,000	809,576
Singapore Airlines Ltd.	111,000	855,436

		2,503,861

		38,476,799

Spain 3.3%

Banks 1.6%
Banco Bilbao Vizcaya Argentaria S.A.	1,200,605	13,428,629
Banco de Sabadell S.A.	686,251	1,984,103
Banco Popular Espanol S.A.	368,274	2,115,443
Banco Santander S.A.	2,426,020	21,435,158
Bankia S.A. *	916,941	1,644,393
CaixaBank S.A.	360,144	1,968,260

		42,575,986

Capital Goods 0.1%
ACS, Actividades de Construccion y Servicios S.A.	36,152	1,341,885
Ferrovial S.A.	82,015	1,676,801
Zardoya Otis S.A.	32,048	373,680

		3,392,366

Energy 0.2%
Repsol S.A.	204,090	4,561,203

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	129,723	824,231

Insurance 0.0%
Mapfre S.A.	202,213	693,399

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Grifols S.A.	28,491	1,163,406

Retailing 0.2%
Inditex S.A.	219,270	6,168,744

Software & Services 0.1%
Amadeus IT Holding S.A., A Shares	76,027	2,797,198

Telecommunication Services 0.5%
Telefonica S.A.	827,077	12,445,589

Transportation 0.1%
Abertis Infraestructuras S.A.	80,164	1,671,607
International Consolidated Airlines Group S.A. *	194,400	1,271,450

		2,943,057

Utilities 0.5%
Enagas S.A.	41,695	1,399,274
Gas Natural SDG S.A.	69,417	2,004,536
Iberdrola S.A.	1,026,815	7,268,737
Red Electrica Corp. S.A.	22,726	1,985,826

		12,658,373

		90,223,552

Sweden 2.9%

Banks 0.8%
Nordea Bank AB	608,105	7,821,296
Skandinaviska Enskilda Banken AB, A Shares	304,978	3,917,218
Svenska Handelsbanken AB, A Shares	99,994	4,780,232
Swedbank AB, A Shares	181,593	4,812,337

		21,331,083

Capital Goods 0.7%
Alfa Laval AB	63,558	1,310,178
Assa Abloy AB, B Shares	66,535	3,531,981
Atlas Copco AB, A Shares	135,065	3,912,262
Atlas Copco AB, B Shares	77,192	2,044,648
Sandvik AB	224,585	2,467,090
Skanska AB, B Shares	76,136	1,551,991
SKF AB, B Shares	80,164	1,607,883
Volvo AB, B Shares	314,840	3,633,391

		20,059,424

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	64,419	712,835

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	46,562	1,319,324
Husqvarna AB, B Shares	76,291	569,599

		1,888,923

Diversified Financials 0.2%
Industrivarden AB, C Shares	32,236	564,724
Investment AB Kinnevik, B Shares	46,592	1,479,429

See financial notes 73

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Investor AB, B Shares	91,295	3,276,813

		5,320,966

Energy 0.0%
Lundin Petroleum AB *	46,492	657,145

Food, Beverage & Tobacco 0.1%
Swedish Match AB	40,706	1,323,638

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	78,661	806,660
Getinge AB, B Shares	41,737	957,579

		1,764,239

Household & Personal Products 0.1%
Svenska Cellulosa AB, S.C.A., B Shares	121,567	2,723,889

Materials 0.0%
Boliden AB	52,419	866,348

Retailing 0.3%
Hennes & Mauritz AB, B Shares	190,118	7,585,608

Technology Hardware & Equipment 0.3%
Hexagon AB, B Shares	51,229	1,728,752
Telefonaktiebolaget LM Ericsson, B Shares	608,685	7,192,463

		8,921,215

Telecommunication Services 0.2%
Millicom International Cellular S.A. SDR	13,121	1,070,876
Tele2 AB, B Shares	59,298	753,416
TeliaSonera AB	477,708	3,308,016

		5,132,308

		78,287,621

Switzerland 8.8%

Capital Goods 0.5%
ABB Ltd. - Reg’d *	446,403	9,793,488
Geberit AG - Reg’d	7,610	2,597,560
Schindler Holding AG	9,460	1,323,333
Schindler Holding AG - Reg’d	3,737	505,698
Sulzer AG - Reg’d	4,467	509,144

		14,729,223

Commercial & Professional Supplies 0.2%
Adecco S.A. - Reg’d *	33,406	2,264,312
SGS S.A. - Reg’d	1,079	2,372,205

		4,636,517

Consumer Durables & Apparel 0.5%
Cie Financiere Richemont S.A. - Reg’d	104,513	8,811,886
The Swatch Group AG - Bearer Shares	6,152	2,918,274
The Swatch Group AG - Reg’d	10,535	891,289

		12,621,449

Diversified Financials 0.9%
Credit Suisse Group AG - Reg’d *	303,009	8,073,310
Julius Baer Group Ltd. *	44,446	1,948,412
Pargesa Holding S.A.	5,743	447,044
Partners Group Holding AG	3,301	878,433
UBS AG - Reg’d *	738,535	12,841,745

		24,188,944

Energy 0.1%
Transocean Ltd. (a)	72,933	2,172,213

Food, Beverage & Tobacco 1.9%
Aryzta AG *	17,040	1,453,538
Barry Callebaut AG - Reg’d *	419	439,770
Chocoladefabriken Lindt & Sprungli AG	215	1,079,080
Chocoladefabriken Lindt & Sprungli AG - Reg’d	19	1,138,066
Nestle S.A. - Reg’d	650,058	47,671,415

		51,781,869

Health Care Equipment & Services 0.1%
Sonova Holding AG - Reg’d	10,734	1,673,762

Insurance 0.6%
Baloise Holding AG - Reg’d	9,655	1,215,418
Swiss Life Holding AG - Reg’d *	6,537	1,499,854
Swiss Re AG *	70,289	5,683,626
Zurich Insurance Group AG *	30,343	9,182,655

		17,581,553

Materials 0.5%
EMS-Chemie Holding AG - Reg’d	1,753	631,309
Givaudan S.A. - Reg’d *	1,849	3,087,779
Holcim Ltd. - Reg’d *	45,507	3,229,838
Sika AG	429	1,533,513
Syngenta AG - Reg’d	18,691	5,780,328

		14,262,767

Pharmaceuticals, Biotechnology & Life Sciences 3.3%
Actelion Ltd. - Reg’d *	20,876	2,486,230
Lonza Group AG - Reg’d *	10,926	1,203,898
Novartis AG - Reg’d	464,123	43,071,939
Roche Holding AG	141,729	41,824,422

		88,586,489

Real Estate 0.0%
Swiss Prime Site AG - Reg’d *	11,957	909,054

Telecommunication Services 0.1%
Swisscom AG - Reg’d	4,806	2,833,238

Transportation 0.1%
Kuehne & Nagel International AG - Reg’d	11,565	1,507,267

		237,484,345

United Kingdom 20.0%

Automobiles & Components 0.1%
GKN plc	326,001	1,665,842

Banks 2.8%
Barclays plc	3,315,853	12,752,500
HSBC Holdings plc	3,842,563	39,176,326
Lloyds Banking Group plc *	11,523,992	14,230,849
Royal Bank of Scotland Group plc *	502,724	3,125,712
Standard Chartered plc	493,869	7,434,040

		76,719,427

74 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.9%
Wolseley plc	53,950	2,869,059
BAE Systems plc	636,010	4,683,741
Bunzl plc	67,819	1,841,654
Cobham plc	234,066	1,091,844
IMI plc	52,003	1,018,358
Meggitt plc	164,421	1,187,680
Melrose Industries plc	201,774	829,308
Rolls-Royce Holdings plc *	377,588	5,114,231
Smiths Group plc	80,668	1,506,613
The Weir Group plc	43,630	1,594,626
Travis Perkins plc	50,079	1,326,906

		23,064,020

Commercial & Professional Supplies 0.4%
Aggreko plc	53,013	1,293,408
Babcock International Group plc	50,186	880,816
Capita plc	137,142	2,411,219
Experian plc	198,036	2,977,698
G4S plc	313,200	1,282,005
Intertek Group plc	32,951	1,436,208

		10,281,354

Consumer Durables & Apparel 0.1%
Burberry Group plc	92,297	2,268,066
Persimmon plc *	62,067	1,457,654

		3,725,720

Consumer Services 0.5%
Carnival plc	37,306	1,487,611
Compass Group plc	335,850	5,420,925
InterContinental Hotels Group plc	46,430	1,763,648
TUI Travel plc	93,512	597,553
Whitbread plc	37,034	2,588,713
William Hill plc	174,467	1,007,537

		12,865,987

Diversified Financials 0.3%
3i Group plc	200,978	1,278,304
Aberdeen Asset Management plc	184,094	1,280,304
Hargreaves Lansdown plc	47,776	761,275
ICAP plc	116,269	780,596
Investec plc	113,844	1,043,889
London Stock Exchange Group plc	47,855	1,545,401
Schroders plc	25,777	996,860

		7,686,629

Energy 3.3%
AMEC plc	57,377	956,712
BG Group plc	689,272	11,487,429
BP plc	3,717,531	26,747,268
Petrofac Ltd.	49,680	841,746
Royal Dutch Shell plc, A Shares	793,932	28,360,643
Royal Dutch Shell plc, B Shares	487,416	18,007,793
Tullow Oil plc	180,570	1,409,165

		87,810,756

Food & Staples Retailing 0.2%
J. Sainsbury plc (a)	257,523	1,014,527
Tesco plc	1,630,691	4,526,778
WM Morrison Supermarkets plc	410,451	1,019,105

		6,560,410

Food, Beverage & Tobacco 2.6%
Associated British Foods plc	70,788	3,124,001
British American Tobacco plc	378,448	21,449,524
Coca-Cola HBC AG CDI *	40,964	893,609
Diageo plc	507,213	14,958,918
Imperial Tobacco Group plc	191,221	8,306,989
SABMiller plc	195,209	11,041,598
Tate & Lyle plc	88,993	861,282
Unilever plc	259,887	10,454,079

		71,090,000

Health Care Equipment & Services 0.1%
Smith & Nephew plc	183,323	3,111,967

Household & Personal Products 0.4%
Reckitt Benckiser Group plc	131,606	11,084,313

Insurance 1.2%
Admiral Group plc	40,261	861,471
Aviva plc	588,395	4,921,484
Direct Line Insurance Group plc	301,382	1,333,211
Friends Life Group Ltd.	284,930	1,477,653
Legal & General Group plc	1,212,049	4,492,201
Old Mutual plc	984,242	3,056,638
Prudential plc	518,460	12,005,474
RSA Insurance Group plc *	203,514	1,573,439
Standard Life plc	477,579	3,015,710

		32,737,281

Materials 1.7%
Anglo American plc	279,568	5,902,673
Antofagasta plc	75,900	854,771
BHP Billiton plc	427,163	11,036,440
Croda International plc	28,009	1,029,788
Fresnillo plc	41,090	459,193
Glencore plc *	2,148,809	11,024,754
Johnson Matthey plc	40,697	1,942,940
Randgold Resources Ltd.	17,271	1,010,843
Rexam plc	142,363	1,085,072
Rio Tinto plc	256,983	12,227,623

		46,574,097

Media 0.6%
British Sky Broadcasting Group plc	204,459	2,897,645
ITV plc	778,547	2,529,252
Pearson plc	163,625	3,062,487
Reed Elsevier plc	227,335	3,741,308
WPP plc	267,150	5,218,149

		17,448,841

Pharmaceuticals, Biotechnology & Life Sciences 1.8%
AstraZeneca plc	254,498	18,590,659
GlaxoSmithKline plc	979,362	22,147,257
Shire plc	117,850	7,907,373

		48,645,289

Real Estate 0.3%
Hammerson plc	156,479	1,537,248
Intu Properties plc	185,106	1,009,794

See financial notes 75

 Schwab International Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Land Securities Group plc	158,851	2,818,660
Segro plc	153,054	932,449
The British Land Co., plc	189,077	2,207,796

		8,505,947

Retailing 0.4%
ASOS plc *	9,568	407,986
Dixons Carphone plc	199,127	1,264,412
Kingfisher plc	464,297	2,249,270
Marks & Spencer Group plc	320,903	2,089,662
Next plc	30,912	3,191,253
Sports Direct International plc *	50,056	517,000

		9,719,583

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	284,920	4,033,718

Software & Services 0.1%
The Sage Group plc	224,851	1,361,574

Telecommunication Services 1.0%
BT Group plc	1,603,557	9,453,498
Inmarsat plc	84,463	927,394
Vodafone Group plc	5,332,119	17,731,718

		28,112,610

Transportation 0.1%
easyJet plc	31,365	753,668
Royal Mail plc	128,631	910,312

		1,663,980

Utilities 0.9%
Centrica plc	1,011,380	4,905,165
National Grid plc	755,203	11,207,186
Severn Trent plc	48,294	1,543,646
SSE plc	195,138	5,001,579
United Utilities Group plc	134,752	1,847,215

		24,504,791

		538,974,136

Total Common Stock
(Cost $2,082,756,449)		2,557,901,605

Preferred Stock 0.6% of net assets

Germany 0.6%

Automobiles & Components 0.4%
Bayerische Motoren Werke AG	10,237	820,843
Porsche Automobil Holding SE	31,003	2,545,727
Volkswagen AG	32,916	7,039,149

		10,405,719

Household & Personal Products 0.2%
Henkel AG & Co. KGaA	35,756	3,538,700

Materials 0.0%
Fuchs Petrolub SE	15,368	598,563

		14,542,982

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc, C Shares *(b)(c)	33,982,920	54,362

Total Preferred Stock
(Cost $12,000,924)		14,597,344

Rights 0.0% of net assets

Spain 0.0%

Banks 0.0%
Banco Santander S.A. *	2,405,355	458,169

Total Rights
(Cost $463,454)		458,169

Other Investment Company 0.2% of net assets

United States 0.2%

Securities Lending Collateral 0.2%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	6,284,134	6,284,134

Total Other Investment Company
(Cost $6,284,134)		6,284,134

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 3.8% of net assets

Time Deposits 3.6%
Australia & New Zealand Banking Group Ltd.
US Dollar
0.03%, 11/03/14	18,382,677	18,382,677
Bank of Tokyo - Mitsubishi UFJ
US Dollar
0.03%, 11/03/14	26,411,153	26,411,153
Brown Brothers Harriman
Euro
(0.11)%, 11/03/14	12,029	15,074
Hong Kong Dollar
0.01%, 11/03/14	279,016	35,978
Japanese Yen
0.01%, 11/03/14	1,724,856	15,356
Singapore Dollar
0.01%, 11/03/14	1	1
Australian Dollar
1.55%, 11/03/14	293	257
DNB
US Dollar
0.03%, 11/03/14	26,411,153	26,411,153

76 See financial notes

 Schwab International Index Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)
Wells Fargo
US Dollar
0.03%, 11/03/14	26,373,131	26,373,131
Pound Sterling
0.09%, 11/03/14	23,801	38,074

		97,682,854

U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
0.00%, 12/18/14 (d)(e)	1,400,000	1,399,986
0.01%, 12/18/14 (d)(e)	3,400,000	3,399,967

		4,799,953

Total Short-Term Investments
(Cost $102,482,807)		102,482,807

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $2,228,712,985 and the unrealized appreciation and depreciation were $596,840,562 and ($143,829,488), respectively, with a net unrealized appreciation of $453,011,074.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $2,555,486,627 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information).

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $5,980,410.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $54,362 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	1,260	115,668,000	3,612,589

See financial notes 77

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.6%	Common Stock	3,311,517,644	4,445,205,810
1.0%	Other Investment Companies	45,972,730	45,972,730
0.1%	Short-Term Investments	3,299,949	3,299,949

100.7%	Total Investments	3,360,790,323	4,494,478,489
(0.7%)	Other Assets and Liabilities, Net		(29,730,141)

100.0%	Net Assets		4,464,748,348

	Number	Value
Security	of Shares	($)

Common Stock 99.6% of net assets

Automobiles & Components 1.0%
BorgWarner, Inc.	31,567	1,799,950
Dana Holding Corp.	48,700	996,402
Ford Motor Co.	779,541	10,983,733
General Motors Co.	361,968	11,365,795
Harley-Davidson, Inc.	41,354	2,716,958
Johnson Controls, Inc.	172,809	8,165,225
Lear Corp.	27,400	2,534,500
The Goodyear Tire & Rubber Co.	62,190	1,506,864
TRW Automotive Holdings Corp. *	32,725	3,316,679
Visteon Corp. *	16,000	1,502,400

		44,888,506

Banks 5.6%
Bank of America Corp.	3,291,794	56,487,185
BB&T Corp.	161,475	6,116,673
CIT Group, Inc.	26,200	1,281,966
Citigroup, Inc.	651,872	34,894,708
Comerica, Inc.	36,800	1,756,832
Fifth Third Bancorp	188,690	3,771,913
Hudson City Bancorp, Inc.	184,290	1,778,398
Huntington Bancshares, Inc.	166,527	1,650,283
JPMorgan Chase & Co.	965,923	58,419,023
KeyCorp	201,157	2,655,272
M&T Bank Corp.	20,914	2,555,273
New York Community Bancorp, Inc.	113,330	1,807,613
People’s United Financial, Inc.	72,277	1,056,690
Regions Financial Corp.	338,525	3,361,553
SunTrust Banks, Inc.	138,160	5,407,582
The PNC Financial Services Group, Inc.	97,735	8,443,327
U.S. Bancorp	313,760	13,366,176
Wells Fargo & Co.	847,363	44,986,502
Zions Bancorp	39,835	1,154,020

		250,950,989

Capital Goods 7.5%
3M Co.	131,061	20,153,250
AECOM Technology Corp. *	81,654	2,657,851
AGCO Corp.	37,540	1,663,397
Alliant Techsystems, Inc.	9,620	1,125,155
AMETEK, Inc.	21,700	1,131,655
Armstrong World Industries, Inc. *	15,700	760,194
Caterpillar, Inc.	141,537	14,353,267
Cummins, Inc.	37,294	5,451,637
Danaher Corp.	62,556	5,029,502
Deere & Co.	105,393	9,015,317
Dover Corp.	41,375	3,286,830
Eaton Corp. plc	70,916	4,849,945
EMCOR Group, Inc.	29,940	1,321,252
Emerson Electric Co.	200,310	12,831,859
Exelis, Inc.	87,255	1,557,502
Fastenal Co.	38,340	1,688,494
Flowserve Corp.	28,375	1,929,216
Fluor Corp.	72,150	4,786,431
Fortune Brands Home & Security, Inc.	19,700	852,025
Foster Wheeler AG	40,200	1,247,406
General Dynamics Corp.	103,116	14,411,492
General Electric Co.	2,248,798	58,041,476
Harsco Corp.	52,535	1,138,959
Honeywell International, Inc.	121,145	11,644,457
Hubbell, Inc., Class B	10,784	1,223,013
Illinois Tool Works, Inc.	88,834	8,088,336
Ingersoll-Rand plc	78,982	4,945,853
Jacobs Engineering Group, Inc. *	49,140	2,331,693
Joy Global, Inc.	33,100	1,742,053
KBR, Inc.	105,800	2,018,664
Kennametal, Inc.	22,300	861,003
L-3 Communications Holdings, Inc.	56,966	6,919,090
Lincoln Electric Holdings, Inc.	15,500	1,123,440
Lockheed Martin Corp.	76,184	14,518,385
Masco Corp.	78,460	1,731,612
MRC Global, Inc. *	34,800	731,844
Northrop Grumman Corp.	108,033	14,904,233
Oshkosh Corp.	35,920	1,607,779
Owens Corning	43,850	1,405,831
PACCAR, Inc.	74,121	4,841,584
Pall Corp.	14,840	1,356,673
Parker-Hannifin Corp.	43,197	5,487,315
Pentair plc	19,637	1,316,661
Precision Castparts Corp.	14,216	3,137,471
Quanta Services, Inc. *	46,100	1,571,088
Raytheon Co.	115,515	11,999,698
Rockwell Automation, Inc.	18,150	2,039,153
Rockwell Collins, Inc.	34,430	2,897,285
Roper Industries, Inc.	8,700	1,377,210
Snap-on, Inc.	10,700	1,413,898
SPX Corp.	15,436	1,463,179

See financial notes 1

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Stanley Black & Decker, Inc.	30,603	2,865,665
Textron, Inc.	73,820	3,065,745
The Boeing Co.	89,672	11,200,930
The Timken Co.	25,165	1,081,843
Trinity Industries, Inc.	28,400	1,014,164
United Rentals, Inc. *	14,900	1,639,894
United Technologies Corp.	217,792	23,303,744
W.W. Grainger, Inc.	12,838	3,168,418
WESCO International, Inc. *	14,600	1,203,186
Xylem, Inc.	31,855	1,158,248

		333,684,450

Commercial & Professional Supplies 0.8%
Cintas Corp.	31,150	2,281,426
Equifax, Inc.	19,430	1,471,628
Manpowergroup, Inc.	48,590	3,243,383
Nielsen N.V.	26,100	1,108,989
Pitney Bowes, Inc.	89,819	2,222,122
R.R. Donnelley & Sons Co.	168,740	2,944,513
Republic Services, Inc.	82,263	3,158,899
Robert Half International, Inc.	43,010	2,356,088
The ADT Corp.	58,900	2,110,976
The Dun & Bradstreet Corp.	12,540	1,540,037
Tyco International Ltd.	137,987	5,923,782
Waste Management, Inc.	174,214	8,517,323

		36,879,166

Consumer Durables & Apparel 1.0%
Coach, Inc.	101,775	3,499,024
D.R. Horton, Inc.	60,490	1,378,567
Fossil Group, Inc. *	9,500	965,770
Garmin Ltd. (b)	32,670	1,812,532
Harman International Industries, Inc.	10,020	1,075,547
Hasbro, Inc.	38,341	2,205,758
Jarden Corp. *	21,915	1,426,447
Leggett & Platt, Inc.	55,217	2,174,445
Mattel, Inc.	85,935	2,670,000
Mohawk Industries, Inc. *	11,735	1,666,839
Newell Rubbermaid, Inc.	61,850	2,061,461
NIKE, Inc., Class B	126,927	11,800,403
NVR, Inc. *	1,529	1,876,970
PVH Corp.	8,100	926,235
Ralph Lauren Corp.	14,220	2,344,025
Tupperware Brands Corp.	13,058	832,448
VF Corp.	48,180	3,260,822
Whirlpool Corp.	27,155	4,672,018

		46,649,311

Consumer Services 1.6%
Apollo Education Group, Inc. *	95,150	2,726,999
Brinker International, Inc.	31,055	1,665,790
Carnival Corp.	106,410	4,272,362
Chipotle Mexican Grill, Inc. *	1,787	1,140,106
Darden Restaurants, Inc.	52,462	2,716,482
DeVry Education Group, Inc.	26,000	1,258,660
Graham Holdings Co., Class B	2,120	1,661,232
H&R Block, Inc.	54,165	1,750,071
International Game Technology	87,583	1,435,485
Las Vegas Sands Corp.	23,200	1,444,432
Marriott International, Inc., Class A	35,789	2,711,017
McDonald’s Corp.	278,188	26,074,561
MGM Resorts International *	52,315	1,216,324
Royal Caribbean Cruises Ltd.	37,629	2,557,643
Service Corp. International	60,600	1,325,322
Starbucks Corp.	68,390	5,167,549
Starwood Hotels & Resorts Worldwide, Inc.	31,370	2,404,824
Wyndham Worldwide Corp.	34,540	2,682,722
Wynn Resorts Ltd.	11,704	2,223,877
Yum! Brands, Inc.	82,830	5,949,679

		72,385,137

Diversified Financials 3.2%
Ally Financial, Inc. *	39,600	898,920
American Express Co.	153,217	13,781,869
Ameriprise Financial, Inc.	29,334	3,701,071
Berkshire Hathaway, Inc., Class B *	242,426	33,978,428
BlackRock, Inc.	11,900	4,059,209
Capital One Financial Corp.	123,032	10,183,359
CME Group, Inc.	43,900	3,679,259
Discover Financial Services	73,322	4,676,477
E*TRADE Financial Corp. *	40,000	892,000
Franklin Resources, Inc.	85,209	4,738,472
Invesco Ltd.	60,000	2,428,200
Legg Mason, Inc.	43,420	2,257,840
Leucadia National Corp.	32,500	772,850
McGraw Hill Financial, Inc.	58,668	5,308,281
Moody’s Corp.	22,270	2,209,852
Morgan Stanley	200,983	7,024,356
Northern Trust Corp.	35,210	2,334,423
PHH Corp. *	53,158	1,259,313
State Street Corp.	62,636	4,726,512
T. Rowe Price Group, Inc.	40,345	3,311,921
The Bank of New York Mellon Corp.	167,449	6,483,625
The Charles Schwab Corp. (a)	106,515	3,053,785
The Goldman Sachs Group, Inc.	96,309	18,297,747
The NASDAQ OMX Group, Inc.	29,083	1,258,131

		141,315,900

Energy 14.4%
Alpha Natural Resources, Inc. *(b)	285,000	558,600
Anadarko Petroleum Corp.	87,379	8,019,645
Apache Corp.	106,568	8,227,050
Arch Coal, Inc. (b)	328,200	708,912
Baker Hughes, Inc.	120,186	6,365,050
Cameron International Corp. *	40,653	2,420,886
Chesapeake Energy Corp.	202,726	4,496,463
Chevron Corp.	927,912	111,303,044
Cimarex Energy Co.	10,845	1,232,751
ConocoPhillips	936,782	67,588,821
CONSOL Energy, Inc.	44,535	1,638,888
Denbury Resources, Inc.	70,200	870,480
Devon Energy Corp.	141,727	8,503,620

2 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Diamond Offshore Drilling, Inc. (b)	49,020	1,848,544
Dresser-Rand Group, Inc. *	17,200	1,405,240
Energen Corp.	13,310	901,087
EOG Resources, Inc.	51,201	4,866,655
EQT Corp.	12,100	1,137,884
Exxon Mobil Corp.	2,135,781	206,551,380
FMC Technologies, Inc. *	29,578	1,657,551
Halliburton Co.	164,970	9,096,446
Helmerich & Payne, Inc.	14,795	1,284,502
Hess Corp.	128,104	10,864,500
HollyFrontier Corp.	64,902	2,945,253
Kinder Morgan, Inc. (b)	92,800	3,591,360
Marathon Oil Corp.	401,719	14,220,853
Marathon Petroleum Corp.	129,531	11,774,368
Murphy Oil Corp.	131,250	7,007,437
Nabors Industries Ltd.	116,000	2,070,600
National Oilwell Varco, Inc.	92,501	6,719,273
Newfield Exploration Co. *	45,307	1,477,461
Noble Energy, Inc.	35,670	2,055,662
Occidental Petroleum Corp.	208,200	18,515,226
Oceaneering International, Inc.	14,500	1,018,915
Oil States International, Inc. *	13,200	788,568
ONEOK, Inc.	39,120	2,305,733
Patterson-UTI Energy, Inc.	47,800	1,100,834
Peabody Energy Corp.	177,645	1,852,837
Phillips 66	414,008	32,499,628
Pioneer Natural Resources Co.	7,300	1,380,138
QEP Resources, Inc.	50,442	1,264,581
Schlumberger Ltd.	205,063	20,231,516
SEACOR Holdings, Inc. *	14,600	1,203,770
Seadrill Ltd. (b)	93,500	2,150,500
Southwestern Energy Co. *	36,340	1,181,413
Spectra Energy Corp.	121,560	4,756,643
Tesoro Corp.	82,992	5,926,459
The Williams Cos., Inc.	108,509	6,023,335
Valero Energy Corp.	412,966	20,685,467
Western Refining, Inc.	27,300	1,244,607
World Fuel Services Corp.	81,200	3,348,688
WPX Energy, Inc. *	116,891	2,234,956

		643,124,080

Food & Staples Retailing 4.2%
Casey’s General Stores, Inc.	16,112	1,319,089
Costco Wholesale Corp.	158,463	21,134,210
CVS Health Corp.	493,816	42,374,351
Safeway, Inc.	254,312	8,865,316
SUPERVALU, Inc. *	272,920	2,355,300
Sysco Corp.	275,739	10,626,981
The Kroger Co.	267,434	14,898,748
United Natural Foods, Inc. *	15,000	1,020,300
Wal-Mart Stores, Inc.	826,472	63,035,020
Walgreen Co.	329,682	21,172,178
Whole Foods Market, Inc.	69,400	2,729,502

		189,530,995

Food, Beverage & Tobacco 5.3%
Altria Group, Inc.	477,216	23,068,621
Archer-Daniels-Midland Co.	359,274	16,885,878
Brown-Forman Corp., Class B	20,277	1,879,070
Bunge Ltd.	124,636	11,048,981
Campbell Soup Co.	57,430	2,536,683
Coca-Cola Enterprises, Inc.	93,395	4,048,673
ConAgra Foods, Inc.	166,320	5,713,092
Constellation Brands, Inc., Class A *	16,220	1,484,779
Dr Pepper Snapple Group, Inc.	57,241	3,963,939
General Mills, Inc.	143,618	7,462,391
Hormel Foods Corp.	29,439	1,587,056
Ingredion, Inc.	22,500	1,738,125
Kellogg Co.	63,737	4,076,619
Kraft Foods Group, Inc.	131,374	7,402,925
Lorillard, Inc.	89,354	5,495,271
McCormick & Co., Inc. - Non Voting Shares	21,178	1,497,708
Mead Johnson Nutrition Co.	12,900	1,281,099
Molson Coors Brewing Co., Class B	24,980	1,858,012
Mondelez International, Inc., Class A	471,695	16,631,966
Monster Beverage Corp. *	12,200	1,230,736
PepsiCo, Inc.	350,763	33,732,878
Philip Morris International, Inc.	416,488	37,071,597
Reynolds American, Inc.	77,427	4,870,933
The Coca-Cola Co.	685,043	28,689,601
The Hershey Co.	17,312	1,660,394
The JM Smucker Co.	30,625	3,185,000
Tyson Foods, Inc., Class A	142,615	5,754,515

		235,856,542

Health Care Equipment & Services 6.0%
Abbott Laboratories	381,263	16,619,254
Aetna, Inc.	148,291	12,235,490
AmerisourceBergen Corp.	107,067	9,144,592
Baxter International, Inc.	137,153	9,619,911
Becton, Dickinson & Co.	56,221	7,235,643
Boston Scientific Corp. *	299,965	3,983,535
C.R. Bard, Inc.	17,500	2,869,475
Cardinal Health, Inc.	164,667	12,923,066
CareFusion Corp. *	37,715	2,163,710
Catamaran Corp. *	17,100	815,157
Cigna Corp.	38,509	3,834,341
Community Health Systems, Inc. *	53,262	2,927,812
Covidien plc	81,342	7,519,254
DaVita HealthCare Partners, Inc. *	28,220	2,203,135
DENTSPLY International, Inc.	24,735	1,255,796
Express Scripts Holding Co. *	115,007	8,834,838
HCA Holdings, Inc. *	150,874	10,568,724
Health Net, Inc. *	86,270	4,098,688
Henry Schein, Inc. *	19,552	2,346,827
Humana, Inc.	69,170	9,604,255
Intuitive Surgical, Inc. *	2,479	1,229,088
Laboratory Corp. of America Holdings *	18,499	2,021,756
LifePoint Hospitals, Inc. *	20,730	1,451,100
Magellan Health, Inc. *	20,200	1,222,504
McKesson Corp.	83,217	16,927,170
Medtronic, Inc.	225,987	15,403,274
Omnicare, Inc.	36,010	2,397,906

See financial notes 3

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Owens & Minor, Inc.	47,302	1,576,103
Patterson Cos., Inc.	33,275	1,434,485
Quest Diagnostics, Inc.	67,552	4,286,850
St. Jude Medical, Inc.	66,260	4,251,904
Stryker Corp.	59,618	5,218,364
Tenet Healthcare Corp. *	31,493	1,765,183
UnitedHealth Group, Inc.	386,796	36,749,488
Universal Health Services, Inc., Class B	15,448	1,602,112
Varian Medical Systems, Inc. *	19,303	1,623,768
WellCare Health Plans, Inc. *	16,700	1,133,429
WellPoint, Inc.	253,350	32,096,911
Zimmer Holdings, Inc.	45,824	5,097,462

		268,292,360

Household & Personal Products 2.2%
Avon Products, Inc.	212,725	2,212,340
Church & Dwight Co., Inc.	17,700	1,281,657
Colgate-Palmolive Co.	161,868	10,825,732
Energizer Holdings, Inc.	12,320	1,511,048
Herbalife Ltd. (b)	21,800	1,143,628
Kimberly-Clark Corp.	81,901	9,358,827
The Clorox Co.	25,420	2,529,290
The Estee Lauder Cos., Inc., Class A	28,134	2,115,114
The Procter & Gamble Co.	783,835	68,405,281

		99,382,917

Insurance 3.2%
ACE Ltd.	56,604	6,186,817
Aflac, Inc.	102,798	6,140,125
American Financial Group, Inc.	24,840	1,486,177
American International Group, Inc.	188,942	10,121,623
Aon plc	43,236	3,718,296
Arch Capital Group Ltd. *	42,875	2,414,720
Assurant, Inc.	39,355	2,684,798
Axis Capital Holdings Ltd.	46,650	2,245,731
Cincinnati Financial Corp.	48,480	2,446,786
Everest Re Group Ltd.	12,525	2,137,391
FNF Group	60,984	1,819,763
Genworth Financial, Inc., Class A *	123,000	1,720,770
HCC Insurance Holdings, Inc.	25,900	1,351,721
Lincoln National Corp.	43,280	2,370,013
Loews Corp.	98,889	4,311,560
Marsh & McLennan Cos., Inc.	87,320	4,747,588
MetLife, Inc.	141,218	7,659,664
PartnerRe Ltd.	21,156	2,447,538
Principal Financial Group, Inc.	40,171	2,103,755
Prudential Financial, Inc.	87,037	7,706,256
Reinsurance Group of America, Inc.	16,400	1,381,700
RenaissanceRe Holdings Ltd.	18,925	1,955,520
The Allstate Corp.	131,243	8,511,109
The Chubb Corp.	105,529	10,485,361
The Hartford Financial Services Group, Inc.	158,427	6,270,541
The Progressive Corp.	221,645	5,853,644
The Travelers Cos., Inc.	241,772	24,370,618
Torchmark Corp.	34,365	1,819,970
Unum Group	84,325	2,821,515
W. R. Berkley Corp.	40,563	2,090,617
White Mountains Insurance Group Ltd.	2,129	1,330,455
XL Group plc	55,885	1,893,384

		144,605,526

Materials 3.8%
Air Products & Chemicals, Inc.	45,085	6,071,146
Airgas, Inc.	16,900	1,885,026
Albemarle Corp.	19,913	1,162,521
Alcoa, Inc.	555,930	9,317,387
Allegheny Technologies, Inc.	42,011	1,380,061
AptarGroup, Inc.	21,300	1,325,712
Ashland, Inc.	15,535	1,678,867
Avery Dennison Corp.	34,600	1,621,010
Ball Corp.	43,980	2,833,631
Bemis Co., Inc.	37,038	1,424,852
Celanese Corp., Series A	28,700	1,685,551
CF Industries Holdings, Inc.	10,871	2,826,460
Cliffs Natural Resources, Inc. (b)	138,600	1,556,478
Commercial Metals Co.	83,645	1,446,222
Crown Holdings, Inc. *	24,400	1,169,492
Domtar Corp.	54,382	2,233,469
E.I. du Pont de Nemours & Co.	164,886	11,401,867
Eastman Chemical Co.	31,820	2,570,420
Ecolab, Inc.	21,091	2,345,952
FMC Corp.	18,080	1,036,888
Freeport-McMoRan, Inc.	408,540	11,643,390
Huntsman Corp.	69,015	1,683,966
International Flavors & Fragrances, Inc.	12,035	1,193,270
International Paper Co.	139,893	7,081,384
LyondellBasell Industries N.V., Class A	107,480	9,848,392
MeadWestvaco Corp.	55,540	2,453,202
Monsanto Co.	70,169	8,072,242
Newmont Mining Corp.	260,711	4,890,938
Nucor Corp.	133,016	7,190,845
Owens-Illinois, Inc. *	53,445	1,377,278
Packaging Corp. of America	16,521	1,190,834
PPG Industries, Inc.	24,900	5,071,881
Praxair, Inc.	55,595	7,004,414
Reliance Steel & Aluminum Co.	35,520	2,396,890
Rock-Tenn Co., Class A	21,400	1,094,610
Rockwood Holdings, Inc.	14,100	1,084,431
RPM International, Inc.	25,265	1,144,505
Sealed Air Corp.	45,275	1,641,219
Sigma-Aldrich Corp.	19,130	2,599,958
Sonoco Products Co.	34,655	1,416,350
Southern Copper Corp.	51,697	1,487,840
Steel Dynamics, Inc.	99,550	2,290,645
The Dow Chemical Co.	286,968	14,176,219
The Mosaic Co.	118,331	5,243,247
The Sherwin-Williams Co.	9,365	2,149,829
The Valspar Corp.	18,250	1,499,420
United States Steel Corp.	99,604	3,988,144
Vulcan Materials Co.	22,423	1,383,723

		169,272,078

4 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Media 3.6%
Cablevision Systems Corp., Class A	116,265	2,164,854
CBS Corp., Class B - Non Voting Shares	119,221	6,464,163
Charter Communications, Inc., Class A *	15,200	2,407,528
Comcast Corp., Class A	439,657	24,335,015
DIRECTV *	196,255	17,032,971
Discovery Communications, Inc., Class A *	54,641	1,931,559
Discovery Communications, Inc., Class C *	48,467	1,695,860
DISH Network Corp., Class A *	31,435	2,000,838
Gannett Co., Inc.	86,830	2,735,145
News Corp., Class A *	87,200	1,349,856
Omnicom Group, Inc.	69,013	4,959,274
Scripps Networks Interactive, Inc., Class A	14,800	1,143,152
The Interpublic Group of Cos., Inc.	84,505	1,638,552
The Walt Disney Co.	317,662	29,027,954
Thomson Reuters Corp.	108,557	4,040,492
Time Warner Cable, Inc.	77,501	11,408,922
Time Warner, Inc.	310,533	24,678,057
Twenty-First Century Fox, Inc., Class A	335,221	11,558,420
Viacom, Inc., Class B	126,098	9,164,803

		159,737,415

Pharmaceuticals, Biotechnology & Life Sciences 5.9%
AbbVie, Inc.	167,922	10,656,330
Actavis plc *	13,906	3,375,542
Agilent Technologies, Inc.	54,136	2,992,638
Allergan, Inc.	21,130	4,015,968
Amgen, Inc.	174,623	28,320,358
Biogen Idec, Inc. *	10,450	3,355,286
Bristol-Myers Squibb Co.	318,061	18,507,970
Celgene Corp. *	40,056	4,289,597
Covance, Inc. *	12,323	984,608
Eli Lilly & Co.	253,581	16,820,028
Endo International plc *	18,100	1,211,252
Gilead Sciences, Inc. *	113,887	12,755,344
Hospira, Inc. *	33,050	1,774,785
Johnson & Johnson	529,307	57,048,708
Merck & Co., Inc.	542,262	31,418,660
Mettler-Toledo International, Inc. *	4,300	1,111,421
Mylan, Inc. *	44,875	2,403,056
Pfizer, Inc.	1,775,404	53,173,350
Thermo Fisher Scientific, Inc.	44,645	5,248,913
Waters Corp. *	12,800	1,418,240
Zoetis, Inc.	41,000	1,523,560

		262,405,614

Real Estate 1.3%
American Capital Agency Corp.	35,500	807,270
American Tower Corp.	20,465	1,995,337
Annaly Capital Management, Inc.	398,461	4,546,440
Apartment Investment & Management Co., Class A	42,254	1,512,271
AvalonBay Communities, Inc.	8,999	1,402,404
Boston Properties, Inc.	16,490	2,090,107
Crown Castle International Corp.	20,580	1,607,710
Equity Residential	41,245	2,869,002
General Growth Properties, Inc.	51,400	1,331,774
HCP, Inc.	52,665	2,315,680
Health Care REIT, Inc.	19,800	1,407,978
Hospitality Properties Trust	43,961	1,301,685
Host Hotels & Resorts, Inc.	101,678	2,370,114
Iron Mountain, Inc.	54,880	1,979,522
Kimco Realty Corp.	70,560	1,760,472
Plum Creek Timber Co., Inc.	40,895	1,677,104
Prologis, Inc.	32,800	1,366,120
Public Storage	13,930	2,567,856
Rayonier, Inc.	29,902	1,000,820
Simon Property Group, Inc.	25,411	4,553,905
The Macerich Co.	15,697	1,106,639
Ventas, Inc.	30,278	2,074,346
Vornado Realty Trust	26,841	2,938,553
Weyerhaeuser Co.	276,742	9,370,484

		55,953,593

Retailing 4.9%
Aaron’s, Inc.	42,000	1,039,920
Abercrombie & Fitch Co., Class A	45,778	1,532,648
Advance Auto Parts, Inc.	13,745	2,019,965
Amazon.com, Inc. *	13,150	4,016,799
American Eagle Outfitters, Inc.	153,135	1,970,848
AutoNation, Inc. *	26,100	1,494,486
AutoZone, Inc. *	3,221	1,782,888
Bed Bath & Beyond, Inc. *	72,305	4,869,019
Best Buy Co., Inc.	278,576	9,510,585
Big Lots, Inc.	53,265	2,431,547
CarMax, Inc. *	31,707	1,772,738
Core-Mark Holding Co., Inc.	30,765	1,785,293
CST Brands, Inc.	57,000	2,180,250
Dick’s Sporting Goods, Inc.	23,800	1,079,806
Dillard’s, Inc., Class A	13,875	1,467,420
Dollar General Corp. *	65,100	4,079,817
Dollar Tree, Inc. *	51,834	3,139,585
Expedia, Inc.	21,165	1,798,390
Family Dollar Stores, Inc.	30,062	2,353,554
Foot Locker, Inc.	45,695	2,559,377
GameStop Corp., Class A (b)	84,190	3,599,964
Genuine Parts Co.	45,900	4,455,972
Guess?, Inc.	36,600	811,422
J.C. Penney Co., Inc. *(b)	440,210	3,349,998
Kohl’s Corp.	154,245	8,363,164
L Brands, Inc.	57,620	4,155,554
Liberty Interactive Corp., Class A *	126,625	3,309,978
Lowe’s Cos., Inc.	428,245	24,495,614
Macy’s, Inc.	108,936	6,298,680
Murphy USA, Inc. *	47,800	2,738,940
Nordstrom, Inc.	42,755	3,104,441
O’Reilly Automotive, Inc. *	16,930	2,977,648
PetSmart, Inc.	34,440	2,491,734
Rent-A-Center, Inc.	48,770	1,510,407

See financial notes 5

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Ross Stores, Inc.	34,490	2,784,033
Sears Holdings Corp. *(b)	65,749	2,295,955
Signet Jewelers Ltd.	15,700	1,884,157
Staples, Inc.	645,556	8,185,650
Target Corp.	380,883	23,546,187
The Gap, Inc.	124,075	4,701,202
The Home Depot, Inc.	329,143	32,098,025
The Priceline Group, Inc. *	1,484	1,790,016
The TJX Cos., Inc.	150,788	9,547,896
Tiffany & Co.	18,335	1,762,360
Tractor Supply Co.	22,700	1,662,094
Urban Outfitters, Inc. *	29,654	900,295
Williams-Sonoma, Inc.	23,545	1,531,131

		217,237,452

Semiconductors & Semiconductor Equipment 2.6%
Altera Corp.	45,650	1,568,991
Analog Devices, Inc.	56,765	2,816,679
Applied Materials, Inc.	311,726	6,886,027
Avago Technologies Ltd.	17,200	1,483,500
Broadcom Corp., Class A	100,627	4,214,259
Intel Corp.	1,856,876	63,152,353
KLA-Tencor Corp.	36,080	2,855,732
Lam Research Corp.	25,790	2,008,009
Linear Technology Corp.	30,355	1,300,408
Marvell Technology Group Ltd.	135,530	1,821,523
Maxim Integrated Products, Inc.	71,600	2,100,744
Microchip Technology, Inc.	37,080	1,598,519
Micron Technology, Inc. *	133,212	4,407,985
NVIDIA Corp.	89,937	1,757,369
Texas Instruments, Inc.	288,309	14,317,425
Xilinx, Inc.	46,220	2,055,866

		114,345,389

Software & Services 6.5%
Accenture plc, Class A	111,365	9,033,929
Activision Blizzard, Inc.	83,600	1,667,820
Adobe Systems, Inc. *	54,407	3,815,019
Alliance Data Systems Corp. *	6,780	1,921,113
Amdocs Ltd.	49,200	2,338,968
AOL, Inc. *	60,180	2,619,635
Autodesk, Inc. *	25,100	1,444,254
Automatic Data Processing, Inc.	80,219	6,560,310
Booz Allen Hamilton Holding Corp.	21,900	577,065
Broadridge Financial Solutions, Inc.	25,500	1,120,215
CA, Inc.	84,505	2,455,715
CACI International, Inc., Class A *	13,424	1,104,661
Citrix Systems, Inc. *	19,463	1,250,109
Cognizant Technology Solutions Corp., Class A *	45,700	2,232,445
Computer Sciences Corp.	72,545	4,381,718
CoreLogic, Inc. *	64,600	2,026,502
eBay, Inc. *	142,227	7,466,918
Electronic Arts, Inc. *	29,708	1,217,137
Facebook, Inc., Class A *	15,200	1,139,848
Fidelity National Information Services, Inc.	65,423	3,820,049
Fiserv, Inc. *	48,738	3,386,316
Google, Inc., Class A *	14,189	8,057,507
Google, Inc., Class C *	14,023	7,839,979
IAC/InterActiveCorp	22,162	1,500,146
International Business Machines Corp.	333,101	54,761,804
Intuit, Inc.	41,722	3,671,953
Leidos Holdings, Inc.	60,000	2,194,200
MasterCard, Inc., Class A	67,238	5,631,183
Microsoft Corp.	1,945,428	91,337,845
Oracle Corp.	564,344	22,037,633
Paychex, Inc.	53,159	2,495,283
Science Applications International Corp.	11,200	547,792
Symantec Corp.	204,645	5,079,289
Teradata Corp. *	26,800	1,134,176
The Western Union Co.	232,410	3,941,674
Total System Services, Inc.	37,270	1,259,353
Visa, Inc., Class A	20,653	4,986,254
Xerox Corp.	500,126	6,641,673
Yahoo! Inc. *	83,505	3,845,405

		288,542,895

Technology Hardware & Equipment 4.7%
Amphenol Corp., Class A	43,700	2,210,346
Anixter International, Inc.	12,920	1,100,396
Apple, Inc.	450,457	48,649,356
Arrow Electronics, Inc. *	62,625	3,560,858
Avnet, Inc.	88,700	3,836,275
Cisco Systems, Inc.	1,393,051	34,087,958
Corning, Inc.	294,171	6,009,914
EMC Corp.	320,043	9,194,835
Harris Corp.	37,725	2,625,660
Hewlett-Packard Co.	1,567,491	56,241,577
Ingram Micro, Inc., Class A *	195,051	5,235,169
Jabil Circuit, Inc.	119,095	2,495,040
Juniper Networks, Inc.	122,170	2,574,122
Lexmark International, Inc., Class A	35,545	1,534,122
Motorola Solutions, Inc.	70,872	4,571,244
NetApp, Inc.	39,730	1,700,444
QUALCOMM, Inc.	148,355	11,647,351
SanDisk Corp.	23,765	2,237,237
SYNNEX Corp.	17,795	1,231,058
Tech Data Corp. *	65,540	3,914,049
Vishay Intertechnology, Inc.	79,540	1,074,585
Western Digital Corp.	37,788	3,717,206

		209,448,802

Telecommunication Services 4.0%
AT&T, Inc.	2,714,031	94,556,840
CenturyLink, Inc.	202,707	8,408,286
Frontier Communications Corp.	627,098	4,101,221
Sprint Corp. *	630,492	3,738,818
Telephone & Data Systems, Inc.	83,627	2,144,196
Verizon Communications, Inc.	1,244,249	62,523,512
Windstream Holdings, Inc. (b)	384,600	4,030,608

		179,503,481

6 See financial notes

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Transportation 1.8%
Avis Budget Group, Inc. *	43,590	2,430,143
C.H. Robinson Worldwide, Inc.	62,044	4,294,065
CSX Corp.	325,633	11,602,304
Expeditors International of Washington, Inc.	59,525	2,539,336
FedEx Corp.	88,233	14,770,204
Hertz Global Holdings, Inc. *	110,100	2,413,392
J.B. Hunt Transport Services, Inc.	16,245	1,295,864
Kansas City Southern	8,887	1,091,235
Norfolk Southern Corp.	63,779	7,056,509
Ryder System, Inc.	26,220	2,319,683
Union Pacific Corp.	144,235	16,796,166
United Parcel Service, Inc., Class B	118,641	12,446,627

		79,055,528

Utilities 4.5%
AES Corp.	338,640	4,764,665
AGL Resources, Inc.	27,414	1,477,889
Alliant Energy Corp.	33,275	2,060,055
Ameren Corp.	114,490	4,847,507
American Electric Power Co., Inc.	162,901	9,503,644
American Water Works Co., Inc.	36,100	1,926,657
Atmos Energy Corp.	32,760	1,736,280
Calpine Corp. *	104,350	2,381,267
CenterPoint Energy, Inc.	148,970	3,657,214
CMS Energy Corp.	76,205	2,489,617
Consolidated Edison, Inc.	111,302	7,052,095
Dominion Resources, Inc.	152,080	10,843,304
DTE Energy Co.	61,730	5,071,737
Duke Energy Corp.	149,177	12,254,891
Edison International	109,376	6,844,750
Entergy Corp.	111,170	9,340,503
Exelon Corp.	415,673	15,209,475
FirstEnergy Corp.	244,665	9,135,791
Great Plains Energy, Inc.	48,270	1,299,911
Integrys Energy Group, Inc.	36,835	2,677,168
MDU Resources Group, Inc.	56,158	1,582,533
National Fuel Gas Co.	15,545	1,076,180
NextEra Energy, Inc.	93,459	9,366,461
NiSource, Inc.	77,235	3,248,504
Northeast Utilities	54,215	2,675,510
NRG Energy, Inc.	122,682	3,678,006
OGE Energy Corp.	43,484	1,621,518
Pepco Holdings, Inc.	113,465	3,102,133
PG&E Corp.	167,111	8,409,026
Pinnacle West Capital Corp.	44,985	2,765,228
PPL Corp.	172,875	6,048,896
Public Service Enterprise Group, Inc.	204,322	8,440,542
SCANA Corp.	43,359	2,379,976
Sempra Energy	55,215	6,073,650
TECO Energy, Inc.	107,025	2,098,760
The Southern Co.	272,006	12,610,198
UGI Corp.	54,280	2,045,813
Vectren Corp.	28,000	1,258,600
Westar Energy, Inc.	36,570	1,382,712
Wisconsin Energy Corp.	45,723	2,270,604
Xcel Energy, Inc.	162,785	5,448,414

		202,157,684

Total Common Stock
(Cost $3,311,517,644)		4,445,205,810

Other Investment Companies 1.0% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	27,373,071	27,373,071

Securities Lending Collateral 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (e)	18,599,659	18,599,659

Total Other Investment Companies
(Cost $45,972,730)		45,972,730

Security	Face Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (c)(d)	200,000	199,999
0.01%, 12/18/14 (c)(d)	3,100,000	3,099,950

Total Short-Term Investments
(Cost $3,299,949)		3,299,949

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $3,376,361,505 and the unrealized appreciation and depreciation were $1,151,767,191 and ($33,650,207), respectively, with a net unrealized appreciation of $1,118,116,984.

*	Non-income producing security.
(a)	Issuer is affiliated with the fund’s adviser.
(b)	All or a portion of this security is on loan. Securities on loan were valued at $18,481,001. Non-Cash Collateral pledged to the fund for securities on loan amounted to $413,538.
(c)	All or a portion of this security is held as collateral for open futures contracts.
(d)	The rate shown is the purchase yield.
(e)	The rate shown is the 7-day yield.

REIT —	Real Estate Investment Trust

See financial notes 7

 Schwab Fundamental US Large Company Index Fund

Portfolio Holdings continued

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

S&P 500 Index, e-mini, Long, expires 12/19/14	140	14,079,800	516,095

8 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.5%	Common Stock	936,334,702	1,201,580,309
0.0%	Rights	266,857	266,364
3.4%	Other Investment Company	40,701,297	40,701,297
0.1%	Short-Term Investment	1,039,983	1,039,983

103.0%	Total Investments	978,342,839	1,243,587,953
(3.0%)	Other Assets and Liabilities, Net		(36,072,039)

100.0%	Net Assets		1,207,515,914

	Number	Value
Security	of Shares	($)

Common Stock 99.5% of net assets

Automobiles & Components 0.8%
Cooper Tire & Rubber Co.	69,100	2,225,711
Drew Industries, Inc.	13,295	638,958
Gentex Corp.	61,800	2,023,332
Modine Manufacturing Co. *	29,500	378,485
Standard Motor Products, Inc.	8,100	320,112
Superior Industries International, Inc.	40,360	787,423
Tenneco, Inc. *	23,000	1,204,280
Thor Industries, Inc.	43,600	2,306,004
Tower International, Inc. *	9,200	223,560

		10,107,865

Banks 4.6%
Associated Banc-Corp.	106,400	2,000,320
Astoria Financial Corp.	77,600	1,020,440
BancorpSouth, Inc.	51,300	1,181,439
Bank of Hawaii Corp.	34,000	1,990,700
BankUnited, Inc.	33,900	1,013,610
BOK Financial Corp.	13,100	898,136
Capitol Federal Financial, Inc.	97,786	1,252,639
Cathay General Bancorp	28,400	750,044
City National Corp.	18,300	1,440,393
Commerce Bancshares, Inc.	41,704	1,887,523
Community Bank System, Inc.	15,100	576,065
Cullen/Frost Bankers, Inc.	21,600	1,745,496
CVB Financial Corp.	45,180	712,940
East West Bancorp, Inc.	40,200	1,477,752
EverBank Financial Corp.	19,000	363,850
F.N.B. Corp.	79,400	1,015,526
First Citizens BancShares, Inc., Class A	2,400	602,904
First Financial Bancorp	38,100	668,274
First Financial Bankshares, Inc. (a)	9,800	311,444
First Horizon National Corp.	147,500	1,896,850
First Niagara Financial Group, Inc.	210,400	1,575,896
First Republic Bank	28,200	1,436,226
FirstMerit Corp.	71,301	1,308,373
Fulton Financial Corp.	118,200	1,404,216
Glacier Bancorp, Inc.	27,080	776,925
Hancock Holding Co.	26,300	925,497
Iberiabank Corp.	4,500	309,870
International Bancshares Corp.	36,000	1,021,320
MB Financial, Inc.	24,045	758,620
National Penn Bancshares, Inc.	30,900	317,961
NBT Bancorp, Inc.	25,755	661,388
Northwest Bancshares, Inc.	67,492	865,922
Old National Bancorp	47,025	684,214
Popular, Inc. *	110,600	3,525,928
Prosperity Bancshares, Inc.	14,200	857,538
Provident Financial Services, Inc.	38,190	696,204
Signature Bank *	5,600	678,328
Susquehanna Bancshares, Inc.	100,400	984,924
SVB Financial Group *	8,100	907,119
Synovus Financial Corp.	85,300	2,163,208
TCF Financial Corp.	128,600	1,986,870
Trustmark Corp.	46,000	1,119,180
UMB Financial Corp.	13,501	804,389
Umpqua Holdings Corp.	40,500	712,800
United Bankshares, Inc.	28,695	983,665
Valley National Bancorp	167,100	1,667,658
Washington Federal, Inc.	57,900	1,263,957
Webster Financial Corp.	39,100	1,225,394
Westamerica Bancorp	16,470	812,630
Wintrust Financial Corp.	14,440	668,861

		55,911,426

Capital Goods 11.2%
A.O. Smith Corp.	28,500	1,520,475
AAR Corp.	47,680	1,263,520
Actuant Corp., Class A	40,300	1,277,107
Acuity Brands, Inc.	16,800	2,342,424
Aegion Corp. *	32,815	601,171
Air Lease Corp.	8,100	296,379
Aircastle Ltd.	71,400	1,362,312
Albany International Corp., Class A	18,800	710,264
Allegion plc	26,100	1,385,649
Allison Transmission Holdings, Inc.	26,800	870,464
American Science & Engineering, Inc.	4,500	248,850
Apogee Enterprises, Inc.	23,995	1,053,380
Applied Industrial Technologies, Inc.	46,620	2,275,522
Astec Industries, Inc.	20,850	790,423
AZZ, Inc.	6,600	308,616
B/E Aerospace, Inc. *	24,800	1,846,360
Barnes Group, Inc.	34,865	1,274,664
Beacon Roofing Supply, Inc. *	39,880	1,103,480
Briggs & Stratton Corp.	78,900	1,594,569
Carlisle Cos., Inc.	35,100	3,119,688
Chart Industries, Inc. *	9,910	461,311

See financial notes 9

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Chicago Bridge & Iron Co., N.V.	35,498	1,939,611
CIRCOR International, Inc.	9,490	713,173
CLARCOR, Inc.	28,225	1,889,946
Colfax Corp. *	5,100	277,338
Comfort Systems USA, Inc.	28,000	430,080
Crane Co.	28,800	1,795,680
Cubic Corp.	17,390	838,894
Curtiss-Wright Corp.	29,600	2,048,616
DigitalGlobe, Inc. *	17,000	486,030
Donaldson Co., Inc.	63,500	2,640,330
Dycom Industries, Inc. *	36,270	1,138,515
Encore Wire Corp.	24,340	923,460
EnerSys	28,200	1,770,960
Engility Holdings, Inc. *	14,100	609,120
EnPro Industries, Inc. *	10,270	662,723
ESCO Technologies, Inc.	21,000	798,420
Esterline Technologies Corp. *	14,300	1,674,673
Franklin Electric Co., Inc.	19,460	726,636
GATX Corp.	42,500	2,694,500
Generac Holdings, Inc. *	28,100	1,274,054
General Cable Corp.	114,400	1,621,048
Graco, Inc.	22,140	1,737,990
GrafTech International Ltd. *	132,100	566,709
Granite Construction, Inc.	58,700	2,166,617
Griffon Corp.	26,600	326,914
H&E Equipment Services, Inc.	23,920	894,369
HEICO Corp.	13,612	738,315
Hexcel Corp. *	33,685	1,411,065
Hillenbrand, Inc.	35,300	1,175,137
Huntington Ingalls Industries, Inc.	25,700	2,719,574
Hyster-Yale Materials Handling, Inc.	4,200	329,658
IDEX Corp.	29,300	2,194,863
ITT Corp.	94,000	4,235,640
Kaman Corp.	22,380	963,683
Layne Christensen Co. *(a)	61,800	444,960
Lennox International, Inc.	36,500	3,245,580
Lindsay Corp. (a)	3,700	324,490
Masonite International Corp. *	9,700	524,382
MasTec, Inc. *	35,510	1,017,006
Meritor, Inc. *	69,300	796,257
Moog, Inc., Class A *	24,900	1,905,846
MSC Industrial Direct Co., Inc., Class A	26,400	2,137,608
Mueller Industries, Inc.	78,900	2,561,094
Mueller Water Products, Inc., Class A	101,700	1,003,779
MYR Group, Inc. *	12,100	313,874
Navistar International Corp. *	45,200	1,598,724
Nordson Corp.	23,350	1,787,442
Orbital Sciences Corp. *	43,055	1,132,346
Polypore International, Inc. *	18,900	830,088
Quanex Building Products Corp.	47,150	943,943
Raven Industries, Inc.	19,930	505,226
RBC Bearings, Inc.	4,700	285,525
Regal-Beloit Corp.	32,700	2,320,719
Rexnord Corp. *	13,300	393,015
Rush Enterprises, Inc., Class A *	27,060	1,030,986
Simpson Manufacturing Co., Inc.	27,185	899,280
Spirit AeroSystems Holdings, Inc., Class A *	77,400	3,044,916
Standex International Corp.	4,000	345,000
TAL International Group, Inc. *	23,090	995,872
Teledyne Technologies, Inc. *	18,100	1,875,703
Tennant Co.	10,780	794,809
Terex Corp.	87,300	2,511,621
The Babcock & Wilcox Co.	59,800	1,710,280
The Greenbrier Cos., Inc. (a)	13,020	814,271
The Manitowoc Co., Inc.	69,900	1,456,716
The Middleby Corp. *	10,424	922,524
The Toro Co.	36,920	2,279,072
Titan International, Inc.	38,275	404,184
TransDigm Group, Inc.	13,500	2,524,905
TriMas Corp. *	18,300	579,378
Triumph Group, Inc.	29,200	2,033,196
Tutor Perini Corp. *	69,700	1,952,297
Universal Forest Products, Inc.	37,170	1,857,385
Valmont Industries, Inc. (a)	14,350	1,954,039
WABCO Holdings, Inc. *	23,100	2,249,478
Wabtec Corp.	24,220	2,090,186
Watsco, Inc.	20,045	2,036,973
Watts Water Technologies, Inc., Class A	21,755	1,319,006
Woodward, Inc.	38,200	1,956,222

		135,831,172

Commercial & Professional Supplies 5.0%
ABM Industries, Inc.	85,500	2,363,220
ACCO Brands Corp. *	53,500	440,305
Brady Corp., Class A	63,500	1,513,840
Clean Harbors, Inc. *	25,130	1,247,202
Copart, Inc. *	79,200	2,648,448
Covanta Holding Corp.	97,700	2,156,239
Deluxe Corp.	33,700	2,048,960
FTI Consulting, Inc. *	54,500	2,200,710
G&K Services, Inc., Class A	21,290	1,342,760
Healthcare Services Group, Inc.	37,455	1,115,410
Herman Miller, Inc.	44,110	1,411,520
HNI Corp.	48,800	2,276,520
Huron Consulting Group, Inc. *	9,200	640,412
ICF International, Inc. *	18,100	657,754
IHS, Inc., Class A *	10,710	1,403,331
Insperity, Inc.	30,560	964,474
Interface, Inc.	38,585	618,518
KAR Auction Services, Inc.	45,800	1,390,488
Kelly Services, Inc., Class A	101,400	1,787,682
Kforce, Inc.	37,400	865,810
Kimball International, Inc., Class B	31,300	562,774
Knoll, Inc.	44,500	885,105
Korn/Ferry International *	27,230	760,534
Matthews International Corp., Class A	25,315	1,166,515
McGrath RentCorp	20,325	742,472
Mobile Mini, Inc.	7,400	324,342
MSA Safety, Inc.	16,825	966,933
Navigant Consulting, Inc. *	48,925	752,956
On Assignment, Inc. *	8,600	250,260
Quad Graphics, Inc.	75,600	1,666,980
Resources Connection, Inc.	67,360	1,042,059
Rollins, Inc.	22,222	708,215
Steelcase, Inc., Class A	134,700	2,386,884
Stericycle, Inc. *	19,200	2,419,200
Team, Inc. *	6,700	282,338

10 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Tetra Tech, Inc.	50,695	1,359,133
The Brink’s Co.	64,700	1,358,700
The Corporate Executive Board Co.	14,170	1,044,329
Towers Watson & Co., Class A	20,615	2,273,628
TrueBlue, Inc. *	43,030	1,063,702
UniFirst Corp.	9,305	1,038,066
United Stationers, Inc.	70,400	2,940,608
Verisk Analytics, Inc., Class A *	35,500	2,213,425
Viad Corp.	33,565	856,243
Waste Connections, Inc.	40,200	2,005,980
West Corp.	13,300	425,600

		60,590,584

Consumer Durables & Apparel 2.8%
Arctic Cat, Inc.	13,900	467,874
Brunswick Corp.	16,800	786,240
Callaway Golf Co.	90,255	707,599
Carter’s, Inc.	24,800	1,937,624
Columbia Sportswear Co.	21,960	846,338
Crocs, Inc. *	61,760	721,357
Deckers Outdoor Corp. *	18,850	1,648,621
Ethan Allen Interiors, Inc.	28,065	794,239
G-III Apparel Group Ltd. *	9,700	769,695
Hanesbrands, Inc.	28,100	2,967,641
Helen of Troy Ltd. *	15,430	954,345
Iconix Brand Group, Inc. *	7,400	296,074
JAKKS Pacific, Inc. *(a)	97,525	622,210
KB Home (a)	39,000	613,860
La-Z-Boy, Inc.	39,920	912,571
Lennar Corp., Class A	43,400	1,869,672
M.D.C. Holdings, Inc.	30,700	749,694
Meritage Homes Corp. *	14,900	548,171
Michael Kors Holdings Ltd. *	13,800	1,084,542
Oxford Industries, Inc.	4,400	269,500
Polaris Industries, Inc.	18,300	2,760,738
PulteGroup, Inc.	94,700	1,817,293
Quiksilver, Inc. *(a)	235,100	411,425
Skechers U.S.A., Inc., Class A *	25,745	1,409,539
Steven Madden Ltd. *	24,822	778,170
Sturm, Ruger & Co., Inc. (a)	5,800	241,744
Tempur Sealy International, Inc. *	39,315	2,069,542
Toll Brothers, Inc. *	44,200	1,412,190
Under Armour, Inc., Class A *	18,660	1,223,723
Wolverine World Wide, Inc.	58,880	1,598,003

		33,290,234

Consumer Services 4.5%
Aramark	14,900	415,859
Bally Technologies, Inc. *	27,075	2,176,830
Bob Evans Farms, Inc.	44,355	2,166,742
Boyd Gaming Corp. *	93,700	1,082,235
Buffalo Wild Wings, Inc. *	4,800	716,544
Burger King Worldwide, Inc. (a)	30,600	1,000,008
Capella Education Co.	12,300	870,102
Career Education Corp. *	346,700	2,010,860
Choice Hotels International, Inc.	20,040	1,072,140
Churchill Downs, Inc.	3,200	326,336
Cracker Barrel Old Country Store, Inc.	13,820	1,594,137
DineEquity, Inc.	10,130	901,165
Domino’s Pizza, Inc.	24,400	2,166,476
Dunkin’ Brands Group, Inc.	21,000	955,080
Hilton Worldwide Holdings, Inc. *	14,300	360,932
Houghton Mifflin Harcourt Co. *	20,800	416,208
Hyatt Hotels Corp., Class A *	19,900	1,178,478
International Speedway Corp., Class A	28,150	881,939
ITT Educational Services, Inc. *(a)	146,935	1,485,513
Jack in the Box, Inc.	36,500	2,592,960
Life Time Fitness, Inc. *	24,385	1,359,951
Marriott Vacations Worldwide Corp.	18,900	1,312,416
Norwegian Cruise Line Holdings Ltd. *	12,500	487,500
Panera Bread Co., Class A *	10,975	1,773,999
Papa John’s International, Inc.	20,920	978,219
Penn National Gaming, Inc. *	118,200	1,547,238
Pinnacle Entertainment, Inc. *	30,775	788,763
Red Robin Gourmet Burgers, Inc. *	13,480	740,996
Regis Corp.	118,200	2,007,036
Ruby Tuesday, Inc. *	167,350	1,285,248
Scientific Games Corp., Class A *	29,100	342,507
SeaWorld Entertainment, Inc.	57,800	1,112,072
Six Flags Entertainment Corp.	26,000	1,047,800
Sonic Corp. *	48,180	1,214,618
Sotheby’s	23,020	912,973
Steiner Leisure Ltd. *	16,160	681,629
Strayer Education, Inc. *	38,100	2,788,539
Texas Roadhouse, Inc.	47,710	1,377,388
The Cheesecake Factory, Inc.	50,335	2,312,390
The Wendy’s Co.	254,300	2,039,486
Vail Resorts, Inc.	17,760	1,533,754
Weight Watchers International, Inc. *(a)	85,292	2,221,856

		54,236,922

Diversified Financials 3.3%
Affiliated Managers Group, Inc. *	8,100	1,618,299
BGC Partners, Inc., Class A	43,800	371,424
Cash America International, Inc.	35,405	1,740,156
CBOE Holdings, Inc.	25,600	1,508,864
Eaton Vance Corp.	74,500	2,743,835
Ezcorp, Inc., Class A *	84,900	957,672
Federated Investors, Inc., Class B	102,000	3,189,540
First Cash Financial Services, Inc. *	13,990	826,529
Greenhill & Co., Inc.	21,835	982,575
Intercontinental Exchange, Inc.	11,400	2,374,506
Investment Technology Group, Inc. *	42,555	763,011
Janus Capital Group, Inc. (a)	145,400	2,179,546
Lazard Ltd., Class A	28,600	1,407,406
LPL Financial Holdings, Inc.	35,200	1,456,928
MSCI, Inc.	40,300	1,880,398
Nelnet, Inc., Class A	16,640	791,898
PRA Group, Inc. *	5,800	366,850
Raymond James Financial, Inc.	41,400	2,323,782
Santander Consumer USA Holdings, Inc.	41,600	769,600
SEI Investments Co.	75,700	2,926,562

See financial notes 11

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SLM Corp.	236,100	2,254,755
Stifel Financial Corp. *	14,560	691,746
TD Ameritrade Holding Corp.	79,900	2,695,826
Waddell & Reed Financial, Inc., Class A	34,200	1,632,708
World Acceptance Corp. *(a)	12,160	871,385

		39,325,801

Energy 4.8%
Alon USA Energy, Inc.	21,100	338,444
Atwood Oceanics, Inc. *	26,300	1,069,095
Basic Energy Services, Inc. *	29,685	382,936
Bill Barrett Corp. *	51,900	788,880
Bristow Group, Inc.	20,100	1,485,390
C&J Energy Services, Inc. *	10,600	204,686
Cabot Oil & Gas Corp.	53,900	1,676,290
CARBO Ceramics, Inc. (a)	8,180	422,661
Cloud Peak Energy, Inc. *	82,700	989,919
Comstock Resources, Inc.	34,955	413,867
Concho Resources, Inc. *	14,800	1,613,644
Continental Resources, Inc. *	3,900	219,843
CVR Energy, Inc. (a)	7,200	349,776
Delek US Holdings, Inc.	61,800	2,094,402
Dril-Quip, Inc. *	11,085	997,096
Energy XXI (Bermuda) Ltd. (a)	63,600	489,084
EXCO Resources, Inc. (a)	225,200	686,860
Exterran Holdings, Inc.	58,000	2,281,140
Forest Oil Corp. *(a)	859,400	696,114
Forum Energy Technologies, Inc. *	10,500	286,650
Frontline Ltd. *(a)	518,400	730,944
Golar LNG Ltd.	5,500	308,605
Green Plains, Inc.	27,800	950,760
Gulfmark Offshore, Inc., Class A	17,405	524,935
Helix Energy Solutions Group, Inc. *	86,900	2,315,016
Hercules Offshore, Inc. *(a)	235,400	388,410
Hornbeck Offshore Services, Inc. *	17,780	545,135
ION Geophysical Corp. *	167,905	470,134
Key Energy Services, Inc. *	241,200	733,248
Matrix Service Co. *	22,600	566,356
McDermott International, Inc. *	447,500	1,718,400
Newpark Resources, Inc. *	69,840	798,271
Nordic American Tankers Ltd. (a)	78,785	665,733
North Atlantic Drilling Ltd. (a)	42,700	264,313
Parker Drilling Co. *	136,310	605,216
PBF Energy, Inc., Class A	14,900	388,443
PDC Energy, Inc. *	11,155	487,697
Penn Virginia Corp. *	65,100	557,907
Pioneer Energy Services Corp. *	63,000	578,340
Quicksilver Resources, Inc. *(a)	519,800	284,123
Range Resources Corp.	26,300	1,798,920
Rosetta Resources, Inc. *	17,910	681,117
Rowan Cos. plc, Class A	92,300	2,240,121
RPC, Inc.	16,500	270,600
SandRidge Energy, Inc. *(a)	318,400	1,241,760
SemGroup Corp., Class A	25,600	1,964,800
Ship Finance International Ltd.	49,600	852,624
SM Energy Co.	26,400	1,486,320
Stone Energy Corp. *	38,600	945,700
Superior Energy Services, Inc.	81,400	2,047,210
Swift Energy Co. *(a)	102,505	702,159
Targa Resources Corp.	14,600	1,877,998
Teekay Corp.	32,500	1,899,950
TETRA Technologies, Inc. *	79,860	761,066
Tidewater, Inc.	53,400	1,968,858
Ultra Petroleum Corp. *(a)	56,300	1,283,640
Unit Corp. *	38,000	1,839,960
W&T Offshore, Inc.	60,200	547,218
Whiting Petroleum Corp. *	38,300	2,345,492

		58,124,276

Food & Staples Retailing 0.8%
Ingles Markets, Inc., Class A	19,900	535,310
PriceSmart, Inc.	7,740	689,092
Rite Aid Corp. *	216,100	1,134,525
Roundy’s, Inc.	157,600	531,112
SpartanNash, Co.	35,900	804,519
The Andersons, Inc.	26,337	1,678,457
The Fresh Market, Inc. *	21,500	789,265
The Pantry, Inc. *	125,600	3,236,712

		9,398,992

Food, Beverage & Tobacco 2.6%
B&G Foods, Inc.	24,600	724,716
Cal-Maine Foods, Inc.	13,000	1,141,270
Chiquita Brands International, Inc. *	150,500	2,171,715
Darling Ingredients, Inc. *	62,520	1,100,352
Dean Foods Co.	238,800	3,512,748
Flowers Foods, Inc.	112,650	2,140,350
Fresh Del Monte Produce, Inc.	76,500	2,456,415
J&J Snack Foods Corp.	7,835	807,240
Keurig Green Mountain, Inc.	14,180	2,151,815
Lancaster Colony Corp.	14,865	1,359,999
Pilgrim’s Pride Corp. *	29,300	832,413
Pinnacle Foods, Inc.	10,000	338,000
Post Holdings, Inc. *	29,200	1,095,000
Sanderson Farms, Inc.	20,100	1,687,998
Seaboard Corp. *	372	1,143,108
Snyder’s-Lance, Inc.	31,560	940,172
The Hain Celestial Group, Inc. *	10,070	1,090,078
The WhiteWave Foods Co. *	43,000	1,600,890
TreeHouse Foods, Inc. *	18,385	1,565,850
Universal Corp.	50,000	2,225,000
Vector Group Ltd. (a)	47,176	1,053,912

		31,139,041

Health Care Equipment & Services 5.4%
Air Methods Corp. *	7,100	335,333
Alere, Inc. *	48,300	1,930,551
Align Technology, Inc. *	5,600	294,672
Allscripts Healthcare Solutions, Inc. *	66,200	908,264
Amedisys, Inc. *	84,370	2,202,057
Amsurg Corp. *	21,625	1,167,966
Analogic Corp.	8,165	595,555
BioScrip, Inc. *(a)	36,400	235,144
Brookdale Senior Living, Inc. *	51,200	1,725,952
Centene Corp. *	37,100	3,438,057
Cerner Corp. *	47,800	3,027,652

12 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Chemed Corp.	21,195	2,190,715
CONMED Corp.	18,295	768,207
Edwards Lifesciences Corp. *	25,500	3,083,460
Envision Healthcare Holdings Inc *	10,500	366,975
Gentiva Health Services, Inc. *	51,425	1,013,073
Greatbatch, Inc. *	12,500	627,375
Haemonetics Corp. *	28,300	1,067,476
Hanger, Inc. *	22,800	545,604
HealthSouth Corp.	34,000	1,371,220
Healthways, Inc. *	50,060	775,930
Hill-Rom Holdings, Inc.	51,900	2,308,512
Hologic, Inc. *	92,000	2,409,480
IDEXX Laboratories, Inc. *	19,500	2,762,565
Integra LifeSciences Holdings Corp. *	12,620	645,008
Invacare Corp.	77,465	1,216,975
Kindred Healthcare, Inc.	115,500	2,512,125
Masimo Corp. *	30,800	777,392
MEDNAX, Inc. *	37,400	2,334,882
Molina Healthcare, Inc. *	38,357	1,865,684
MWI Veterinary Supply, Inc. *	5,900	1,000,965
Orthofix International N.V. *	9,600	281,760
PharMerica Corp. *	49,540	1,421,303
Quality Systems, Inc.	24,700	373,217
ResMed, Inc. (a)	45,540	2,378,099
Select Medical Holdings Corp.	72,800	1,049,776
Sirona Dental Systems, Inc. *	14,390	1,130,334
STERIS Corp.	42,100	2,601,780
Team Health Holdings, Inc. *	5,000	312,700
Teleflex, Inc.	23,100	2,636,172
The Cooper Cos., Inc.	12,700	2,081,530
The Ensign Group, Inc.	7,200	278,784
Thoratec Corp. *	14,000	380,520
Triple-S Management Corp., Class B *	31,200	690,768
VCA, Inc. *	46,500	2,119,005
West Pharmaceutical Services, Inc.	28,180	1,444,225

		64,684,799

Household & Personal Products 0.3%
Elizabeth Arden, Inc. *(a)	28,670	470,188
Nu Skin Enterprises, Inc., Class A (a)	32,820	1,733,881
Spectrum Brands Holdings, Inc.	10,500	951,195
WD-40 Co.	8,115	622,177

		3,777,441

Insurance 5.2%
Alleghany Corp. *	4,300	1,910,404
Allied World Assurance Co. Holdings AG	81,000	3,078,000
American Equity Investment Life Holding Co.	41,215	1,063,759
Argo Group International Holdings Ltd.	22,604	1,261,303
Arthur J. Gallagher & Co.	59,000	2,814,300
Aspen Insurance Holdings Ltd.	65,400	2,853,402
Assured Guaranty Ltd.	69,600	1,606,368
Brown & Brown, Inc.	52,000	1,656,720
CNO Financial Group, Inc.	162,500	2,946,125
Employers Holdings, Inc.	22,500	458,775
Endurance Specialty Holdings Ltd.	60,200	3,488,590
First American Financial Corp.	97,900	2,968,328
Horace Mann Educators Corp.	22,890	696,085
Infinity Property & Casualty Corp.	17,665	1,289,722
Kemper Corp.	69,000	2,542,650
Markel Corp. *	3,182	2,198,412
Mercury General Corp.	30,700	1,630,784
Montpelier Re Holdings Ltd.	32,300	1,070,422
Old Republic International Corp.	178,400	2,634,968
Platinum Underwriters Holdings Ltd.	49,500	3,100,185
Primerica, Inc.	60,900	3,115,035
ProAssurance Corp.	35,500	1,660,690
Protective Life Corp.	51,500	3,588,520
RLI Corp.	34,700	1,720,773
Safety Insurance Group, Inc.	13,305	829,966
Selective Insurance Group, Inc.	42,600	1,099,932
StanCorp Financial Group, Inc.	37,100	2,580,676
Stewart Information Services Corp.	22,400	791,168
Symetra Financial Corp.	36,500	865,050
The Hanover Insurance Group, Inc.	35,800	2,396,452
Validus Holdings Ltd.	67,727	2,694,180

		62,611,744

Materials 5.8%
A. Schulman, Inc.	38,733	1,371,536
AK Steel Holding Corp. *	248,100	1,878,117
Axiall Corp.	35,924	1,447,737
Berry Plastics Group, Inc. *	22,300	580,246
Boise Cascade Co. *	12,000	432,720
Cabot Corp.	49,000	2,275,070
Calgon Carbon Corp. *	15,000	315,450
Carpenter Technology Corp.	30,000	1,501,500
Century Aluminum Co. *	60,300	1,765,584
Chemtura Corp. *	85,600	1,993,624
Clearwater Paper Corp. *	15,860	1,020,591
Coeur Mining, Inc. *	123,200	455,840
Compass Minerals International, Inc.	19,030	1,630,490
Cytec Industries, Inc.	58,100	2,709,203
Eagle Materials, Inc.	10,070	880,420
Ferro Corp. *	82,130	1,077,546
Globe Specialty Metals, Inc.	14,700	276,507
Graphic Packaging Holding Co. *	187,300	2,271,949
Greif, Inc., Class A	39,100	1,722,746
H.B. Fuller Co.	36,780	1,543,657
Hecla Mining Co.	239,800	522,764
Innophos Holdings, Inc.	21,850	1,245,450
Innospec, Inc.	17,480	705,668
Intrepid Potash, Inc. *	19,800	266,310
Kaiser Aluminum Corp.	20,180	1,403,519
KapStone Paper & Packaging Corp. *	25,000	769,000
Koppers Holdings, Inc.	20,960	827,501
Kraton Performance Polymers, Inc. *	39,300	703,077
Louisiana-Pacific Corp. *	57,000	832,200
LSB Industries, Inc. *	8,400	315,252
Martin Marietta Materials, Inc.	24,000	2,806,080
Materion Corp.	26,460	1,043,847

See financial notes 13

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Minerals Technologies, Inc.	22,820	1,750,522
Myers Industries, Inc.	30,005	448,275
NewMarket Corp.	4,795	1,860,508
Olin Corp.	73,700	1,786,488
OM Group, Inc.	35,800	931,874
P.H. Glatfelter Co.	49,245	1,242,451
PolyOne Corp.	36,500	1,350,865
Quaker Chemical Corp.	4,100	336,528
Resolute Forest Products, Inc. *	168,500	3,127,360
RTI International Metals, Inc. *	18,780	442,269
Schnitzer Steel Industries, Inc., Class A	100,810	2,374,075
Schweitzer-Mauduit International, Inc.	22,672	976,256
Sensient Technologies Corp.	34,400	2,035,792
Silgan Holdings, Inc.	39,700	1,951,652
Stepan Co.	19,530	864,788
Stillwater Mining Co. *	54,070	709,939
SunCoke Energy, Inc. *	41,400	989,460
The Scotts Miracle-Gro Co., Class A	37,000	2,191,880
Tredegar Corp.	26,475	503,555
Tronox Ltd., Class A	19,600	473,928
W.R. Grace & Co. *	13,900	1,314,940
Walter Energy, Inc. (a)	332,800	802,048
Westlake Chemical Corp.	14,000	987,700
Worthington Industries, Inc.	40,700	1,573,055

		69,617,409

Media 2.3%
AMC Networks, Inc., Class A *	12,600	764,190
Central European Media Enterprises Ltd., Class A *(a)	123,600	300,348
Cinemark Holdings, Inc.	78,100	2,758,492
Dex Media, Inc. *(a)	282,700	2,202,233
DreamWorks Animation SKG, Inc., Class A *	60,400	1,345,712
John Wiley & Sons, Inc., Class A	29,000	1,693,310
Lamar Advertising Co., Class A	39,600	2,045,340
Liberty Media Corp., Class A *	11,200	537,824
Liberty Media Corp., Class C *	18,200	872,326
Lions Gate Entertainment Corp.	27,400	907,762
Live Nation Entertainment, Inc. *	67,000	1,742,000
Loral Space & Communications, Inc. *	9,600	734,400
Meredith Corp. (a)	34,800	1,814,472
Morningstar, Inc.	4,200	286,650
National CineMedia, Inc.	53,400	849,060
Regal Entertainment Group, Class A (a)	89,500	1,982,425
Scholastic Corp.	58,100	2,022,461
Sinclair Broadcast Group, Inc., Class A (a)	28,819	837,192
Sirius XM Holdings, Inc. *	300,200	1,029,686
The Madison Square Garden Co., Class A *	16,000	1,212,160
The New York Times Co., Class A	110,000	1,412,400

		27,350,443

Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Alexion Pharmaceuticals, Inc. *	5,500	1,052,480
Bio-Rad Laboratories, Inc., Class A *	12,200	1,376,404
Bio-Techne Corp.	12,665	1,153,148
Bruker Corp. *	33,800	700,674
Charles River Laboratories International, Inc. *	42,200	2,665,352
Cubist Pharmaceuticals, Inc. *	11,940	863,143
Illumina, Inc. *	9,460	1,821,807
Impax Laboratories, Inc. *	35,500	1,028,435
Mallinckrodt plc *	18,121	1,670,394
Myriad Genetics, Inc. *(a)	24,400	963,556
PAREXEL International Corp. *	18,220	989,528
PDL BioPharma, Inc. (a)	139,150	1,186,949
PerkinElmer, Inc.	54,800	2,379,416
Perrigo Co., plc	17,300	2,793,085
QIAGEN N.V. *	71,000	1,665,660
Quintiles Transnational Holdings, Inc. *	5,600	327,824
United Therapeutics Corp. *	7,100	929,887

		23,567,742

Real Estate 9.3%
AG Mortgage Investment Trust, Inc.	18,900	360,423
Alexandria Real Estate Equities, Inc.	24,200	2,008,600
American Campus Communities, Inc.	25,160	988,033
American Capital Mortgage Investment Corp.	31,400	615,126
Anworth Mortgage Asset Corp.	176,155	914,245
Ashford Hospitality Trust, Inc.	62,085	701,561
BioMed Realty Trust, Inc.	70,900	1,539,948
Brandywine Realty Trust	111,800	1,725,074
Camden Property Trust	30,800	2,361,436
Capstead Mortgage Corp.	84,750	1,077,173
CBL & Associates Properties, Inc.	101,800	1,947,434
CBRE Group, Inc., Class A *	75,600	2,419,200
Chimera Investment Corp.	440,600	1,374,672
Columbia Property Trust, Inc.	42,800	1,079,844
Corporate Office Properties Trust	55,800	1,525,572
Corrections Corp. of America	84,728	3,116,296
Cousins Properties, Inc.	48,283	628,162
CYS Investments, Inc.	120,100	1,072,493
DCT Industrial Trust, Inc.	120,600	1,033,542
DDR Corp.	100,000	1,814,000
DiamondRock Hospitality Co.	90,600	1,300,110
Digital Realty Trust, Inc.	45,600	3,145,944
Douglas Emmett, Inc.	51,100	1,437,443
Duke Realty Corp.	163,400	3,098,064
EastGroup Properties, Inc.	11,150	767,789
EPR Properties	22,500	1,262,250
Equity Commonwealth	82,400	2,200,904
Equity LifeStyle Properties, Inc.	17,740	871,034
Equity One, Inc.	14,400	345,600
Essex Property Trust, Inc.	13,309	2,685,224
Extra Space Storage, Inc.	16,565	963,420
Federal Realty Investment Trust	19,100	2,517,380

14 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Franklin Street Properties Corp.	17,500	209,825
Glimcher Realty Trust	60,725	833,754
Government Properties Income Trust	14,500	330,890
Hatteras Financial Corp.	68,300	1,300,432
Healthcare Realty Trust, Inc.	39,100	1,034,977
Healthcare Trust of America, Inc., Class A	29,600	380,064
Hersha Hospitality Trust	49,100	357,939
Highwoods Properties, Inc.	39,400	1,689,078
Home Properties, Inc.	23,600	1,517,716
HomeBanc Corp. *(b)(c)	6,875	—
Inland Real Estate Corp.	59,530	631,613
Invesco Mortgage Capital, Inc.	64,900	1,073,446
Investors Real Estate Trust	36,700	308,280
iStar Financial, Inc. *	97,000	1,376,430
Jones Lang LaSalle, Inc.	22,800	3,082,788
Kilroy Realty Corp.	19,600	1,327,704
LaSalle Hotel Properties	33,540	1,315,103
Lexington Realty Trust	99,700	1,092,712
Liberty Property Trust	73,200	2,545,164
Mack-Cali Realty Corp.	113,200	2,120,236
Medical Properties Trust, Inc.	25,500	343,995
MFA Financial, Inc.	233,400	1,955,892
Mid-America Apartment Communities, Inc.	18,221	1,287,496
National Retail Properties, Inc.	30,800	1,174,096
NorthStar Realty Finance Corp.	31,366	582,780
Omega Healthcare Investors, Inc. (a)	29,090	1,110,074
Pennsylvania Real Estate Investment Trust	45,000	964,350
PennyMac Mortgage Investment Trust	18,200	392,938
Piedmont Office Realty Trust, Inc., Class A	144,500	2,810,525
Post Properties, Inc.	16,320	912,941
Potlatch Corp.	25,800	1,134,942
PS Business Parks, Inc.	7,350	619,017
Realty Income Corp.	37,700	1,735,331
Redwood Trust, Inc.	58,500	1,099,215
Regency Centers Corp.	37,500	2,276,250
Retail Properties of America, Inc., Class A	92,000	1,443,480
RLJ Lodging Trust	33,200	1,069,704
Ryman Hospitality Properties, Inc. (a)	16,600	819,210
Sabra Health Care REIT, Inc.	35,000	999,950
Senior Housing Properties Trust	70,300	1,588,077
SL Green Realty Corp.	20,200	2,337,140
Sovran Self Storage, Inc.	9,770	831,329
Starwood Property Trust, Inc.	36,100	814,416
Sun Communities, Inc.	12,755	739,407
Sunstone Hotel Investors, Inc.	63,200	967,592
Tanger Factory Outlet Centers, Inc.	25,180	900,689
Taubman Centers, Inc.	19,300	1,467,765
The Geo Group, Inc.	32,236	1,287,506
Two Harbors Investment Corp.	36,900	373,797
UDR, Inc.	88,200	2,666,286
Washington Real Estate Investment Trust	44,200	1,249,092
Weingarten Realty Investors	65,400	2,370,750
WP Carey, Inc.	16,200	1,097,064

		112,849,243

Retailing 5.2%
Aeropostale, Inc. *(a)	443,700	1,335,537
ANN, Inc. *	61,600	2,364,824
Asbury Automotive Group, Inc. *	22,400	1,568,896
Ascena Retail Group, Inc. *	99,800	1,242,510
Barnes & Noble, Inc. *	91,700	2,000,894
Brown Shoe Co., Inc.	49,642	1,319,981
Burlington Stores, Inc. *	19,000	796,860
Cabela’s, Inc. *	15,800	758,716
Chico’s FAS, Inc.	165,100	2,489,708
DSW, Inc., Class A	47,936	1,421,302
Express, Inc. *	84,600	1,266,462
Five Below, Inc. *	7,700	306,999
Fred’s, Inc., Class A	100,670	1,580,519
Genesco, Inc. *	21,600	1,656,504
GNC Holdings, Inc., Class A	43,600	1,812,452
Group 1 Automotive, Inc.	34,200	2,921,706
hhgregg, Inc. *(a)	66,600	344,988
Hibbett Sports, Inc. *	17,885	811,800
HSN, Inc.	23,300	1,539,431
Lithia Motors, Inc., Class A	13,235	1,027,301
LKQ Corp. *	82,700	2,362,739
Lumber Liquidators Holdings, Inc. *	8,200	440,914
Monro Muffler Brake, Inc.	13,440	718,234
Netflix, Inc. *	4,420	1,736,043
Nutrisystem, Inc.	59,030	994,065
Office Depot, Inc. *	514,158	2,683,905
Outerwall, Inc. *(a)	21,625	1,368,214
Penske Automotive Group, Inc.	44,800	2,026,752
Pier 1 Imports, Inc.	66,685	860,237
Pool Corp.	23,680	1,413,696
Sally Beauty Holdings, Inc. *	46,965	1,376,544
Sears Hometown & Outlet Stores, Inc. *	49,300	741,472
Select Comfort Corp. *	30,170	775,067
Sonic Automotive, Inc., Class A	71,200	1,772,168
Stage Stores, Inc.	70,655	1,191,950
Stein Mart, Inc.	22,700	303,726
The Bon-Ton Stores, Inc. (a)	49,100	432,571
The Buckle, Inc. (a)	30,922	1,525,382
The Cato Corp., Class A	34,295	1,223,303
The Children’s Place, Inc.	39,860	1,963,105
The Finish Line, Inc., Class A	55,952	1,481,049
The Men’s Wearhouse, Inc.	54,100	2,544,323
The Pep Boys - Manny, Moe & Jack *	98,015	934,083
TripAdvisor, Inc. *	7,600	673,816
Tuesday Morning Corp. *	20,700	422,073
Ulta Salon, Cosmetics & Fragrance, Inc. *	15,300	1,848,393
Vitamin Shoppe, Inc. *	17,600	825,968

		63,207,182

Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc. *	16,800	332,304
Advanced Micro Devices, Inc. *(a)	622,800	1,743,840

See financial notes 15

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Amkor Technology, Inc. *	138,500	939,030
Atmel Corp. *	319,100	2,367,722
Brooks Automation, Inc.	78,990	973,947
Cabot Microelectronics Corp. *	22,830	1,101,091
Cirrus Logic, Inc. *	41,535	801,626
Cree, Inc. *	26,000	818,480
Cypress Semiconductor Corp. *	195,505	1,937,455
Diodes, Inc. *	21,800	563,094
Entegris, Inc. *	89,345	1,213,305
Fairchild Semiconductor International, Inc. *	131,500	2,018,525
First Solar, Inc. *	38,200	2,249,980
Freescale Semiconductor Ltd. *	17,600	350,064
Integrated Device Technology, Inc. *	96,880	1,589,801
International Rectifier Corp. *	41,600	1,654,432
Intersil Corp., Class A	140,000	1,860,600
Micrel, Inc.	49,150	596,681
Microsemi Corp. *	27,745	723,312
MKS Instruments, Inc.	40,150	1,461,460
OmniVision Technologies, Inc. *	44,580	1,193,852
ON Semiconductor Corp. *	256,200	2,123,898
Photronics, Inc. *	81,425	732,011
PMC-Sierra, Inc. *	115,125	896,824
Power Integrations, Inc.	5,400	271,944
RF Micro Devices, Inc. *	131,645	1,712,701
Silicon Laboratories, Inc. *	37,590	1,713,728
Skyworks Solutions, Inc.	41,400	2,411,136
Spansion, Inc., Class A *	49,800	1,024,884
SunEdison, Inc. *	116,300	2,269,013
Synaptics, Inc. *	13,905	951,519
Teradyne, Inc.	103,100	1,897,040
Tessera Technologies, Inc.	27,990	850,616
TriQuint Semiconductor, Inc. *	77,360	1,673,297
Veeco Instruments, Inc. *	27,360	984,686

		46,003,898

Software & Services 5.9%
ACI Worldwide, Inc. *	15,300	294,372
Acxiom Corp. *	58,415	1,100,539
Akamai Technologies, Inc. *	47,300	2,852,190
ANSYS, Inc. *	16,000	1,256,960
Cadence Design Systems, Inc. *	41,300	741,335
Compuware Corp.	199,000	2,019,850
Convergys Corp.	143,600	2,896,412
Conversant, Inc. *	54,780	1,930,995
Covisint Corp. *	1,396	4,034
CSG Systems International, Inc.	33,745	894,580
Digital River, Inc. *	45,000	1,150,650
DST Systems, Inc.	33,100	3,189,185
EarthLink Holdings Corp.	393,375	1,408,282
Equinix, Inc.	8,800	1,838,320
Euronet Worldwide, Inc. *	17,995	965,792
FactSet Research Systems, Inc.	16,365	2,151,015
Fair Isaac Corp.	30,205	1,881,771
FleetCor Technologies, Inc. *	5,600	843,136
Gartner, Inc. *	20,600	1,662,626
Genpact Ltd. *	85,650	1,503,157
Global Cash Access Holdings, Inc. *	75,035	547,005
Global Payments, Inc.	32,300	2,600,150
Heartland Payment Systems, Inc.	23,865	1,232,627
Informatica Corp. *	23,255	829,273
j2 Global, Inc.	16,785	907,901
Jack Henry & Associates, Inc.	29,080	1,739,566
Manhattan Associates, Inc. *	23,980	961,838
ManTech International Corp., Class A	49,900	1,405,184
MAXIMUS, Inc.	32,180	1,559,443
Mentor Graphics Corp.	32,420	686,980
Monster Worldwide, Inc. *	270,200	1,042,972
NeuStar, Inc., Class A *(a)	52,575	1,388,506
Nuance Communications, Inc. *	69,400	1,070,842
Progress Software Corp. *	46,525	1,204,997
PTC, Inc. *	31,640	1,207,066
Rackspace Hosting, Inc. *	26,420	1,013,471
Red Hat, Inc. *	24,700	1,455,324
Rovi Corp. *	36,969	771,913
salesforce.com, Inc. *	24,233	1,550,670
Sapient Corp. *	49,580	858,726
Solera Holdings, Inc.	15,260	792,757
Sykes Enterprises, Inc. *	46,155	994,179
Synopsys, Inc. *	47,800	1,958,844
Take-Two Interactive Software, Inc. *	49,755	1,316,020
TeleTech Holdings, Inc. *	25,210	650,670
TIBCO Software, Inc. *	82,130	1,919,378
Unisys Corp. *	59,400	1,523,016
Vantiv, Inc., Class A *	12,900	398,868
VeriFone Systems, Inc. *	27,400	1,020,924
VeriSign, Inc. *	51,100	3,053,736
Vistaprint N.V. *(a)	22,220	1,485,629
VMware, Inc., Class A *	7,000	584,990
WebMD Health Corp. *	12,400	529,232
WEX, Inc. *	8,600	976,616

		71,824,514

Technology Hardware & Equipment 4.8%
ADTRAN, Inc.	53,845	1,142,052
ARRIS Group, Inc. *	51,405	1,543,178
Belden, Inc.	19,840	1,412,410
Benchmark Electronics, Inc. *	98,900	2,345,908
Brocade Communications Systems, Inc.	251,300	2,696,449
CDW Corp.	15,000	462,600
Checkpoint Systems, Inc. *	26,200	347,412
Cognex Corp. *	16,530	653,927
Coherent, Inc. *	17,740	1,155,761
CommScope Holding Co., Inc. *	17,200	370,488
Comtech Telecommunications Corp.	33,770	1,285,624
Diebold, Inc.	69,800	2,473,014
Dolby Laboratories, Inc., Class A	26,400	1,106,688
EchoStar Corp., Class A *	20,300	948,619
Electronics for Imaging, Inc. *	22,402	1,024,219
Emulex Corp. *	133,465	755,412
F5 Networks, Inc. *	21,440	2,636,691
Fabrinet *	18,300	333,243
FEI Co.	8,920	751,778
Finisar Corp. *	41,330	691,038
FLIR Systems, Inc.	77,800	2,608,634
Insight Enterprises, Inc. *	90,400	2,056,600

16 See financial notes

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
InterDigital, Inc.	28,200	1,393,926
Itron, Inc. *	47,100	1,833,603
JDS Uniphase Corp. *	110,000	1,480,600
Knowles Corp. *	17,800	346,388
Littelfuse, Inc.	8,645	843,233
MTS Systems Corp.	9,880	652,179
National Instruments Corp.	38,742	1,227,346
NCR Corp. *	81,000	2,241,270
NETGEAR, Inc. *	27,450	934,398
OSI Systems, Inc. *	9,200	652,096
Plantronics, Inc.	23,410	1,214,277
Plexus Corp. *	46,380	1,917,813
Polycom, Inc. *	144,840	1,894,507
QLogic Corp. *	210,180	2,482,226
Riverbed Technology, Inc. *	14,500	275,355
Rofin-Sinar Technologies, Inc. *	33,710	754,767
Sanmina Corp. *	128,200	3,213,974
ScanSource, Inc. *	40,240	1,536,363
Trimble Navigation Ltd. *	46,100	1,238,246
TTM Technologies, Inc. *	41,900	289,529
ViaSat, Inc. *	11,415	715,036
Zebra Technologies Corp., Class A *	31,920	2,354,100

		58,292,977

Telecommunication Services 1.0%
Cincinnati Bell, Inc. *	385,400	1,414,418
Consolidated Communications Holdings, Inc.	40,414	1,046,722
Inteliquent, Inc.	21,700	365,211
Intelsat S.A. *	44,400	864,024
Level 3 Communications, Inc. *	54,200	2,542,522
NTELOS Holdings Corp. (a)	48,620	490,090
SBA Communications Corp., Class A *	16,405	1,842,774
Spok Holdings, Inc.	27,400	444,976
T-Mobile US, Inc. *	37,900	1,106,301
tw telecom, Inc. *	50,900	2,177,502
Vonage Holdings Corp. *	101,500	353,220

		12,647,760

Transportation 4.0%
Alaska Air Group, Inc.	57,100	3,039,433
Allegiant Travel Co.	5,900	787,473
AMERCO	3,100	840,472
American Airlines Group, Inc.	32,800	1,356,280
ArcBest Corp.	33,240	1,286,388
Atlas Air Worldwide Holdings, Inc. *	35,700	1,318,044
Con-way, Inc.	58,700	2,545,819
Copa Holdings S.A., Class A	11,900	1,391,348
Delta Air Lines, Inc.	54,800	2,204,604
Forward Air Corp.	17,825	853,283
Genesee & Wyoming, Inc., Class A *	6,865	660,413
Hawaiian Holdings, Inc. *	48,140	834,748
Heartland Express, Inc.	40,065	1,007,234
Hub Group, Inc., Class A *	36,810	1,335,835
JetBlue Airways Corp. *	209,900	2,422,246
Kirby Corp. *	17,600	1,946,208
Knight Transportation, Inc.	50,225	1,469,583
Landstar System, Inc.	35,370	2,617,734
Matson, Inc.	55,600	1,584,044
Navios Maritime Holdings, Inc.	54,900	323,361
Old Dominion Freight Line, Inc. *	22,275	1,623,179
Republic Airways Holdings, Inc. *	147,100	1,841,692
Saia, Inc. *	16,950	830,889
SkyWest, Inc.	233,100	2,685,312
Southwest Airlines Co.	90,700	3,127,336
Spirit Airlines, Inc. *	7,700	562,947
Swift Transportation Co. *	37,500	926,250
United Continental Holdings, Inc. *	47,900	2,529,599
UTi Worldwide, Inc. *	186,700	2,040,631
Werner Enterprises, Inc.	72,000	1,982,880

		47,975,265

Utilities 4.1%
ALLETE, Inc.	28,600	1,494,064
American States Water Co.	20,130	720,251
Aqua America, Inc.	73,975	1,938,145
Atlantic Power Corp. (a)	271,500	602,730
Avista Corp.	59,800	2,119,910
Black Hills Corp.	30,000	1,641,900
California Water Service Group	30,680	798,600
Cleco Corp.	36,400	1,956,864
Dynegy, Inc. *	21,300	649,650
El Paso Electric Co.	38,690	1,464,030
Hawaiian Electric Industries, Inc. (a)	102,000	2,872,320
IDACORP, Inc.	32,700	2,067,621
ITC Holdings Corp.	47,000	1,861,670
MGE Energy, Inc.	23,150	1,029,480
New Jersey Resources Corp.	39,000	2,280,720
Northwest Natural Gas Co. (a)	29,305	1,375,284
NorthWestern Corp.	32,700	1,727,868
Otter Tail Corp.	37,180	1,152,580
Piedmont Natural Gas Co., Inc.	63,500	2,413,635
PNM Resources, Inc.	76,400	2,204,140
Portland General Electric Co.	78,800	2,869,108
Questar Corp.	134,400	3,240,384
South Jersey Industries, Inc.	18,140	1,063,730
Southwest Gas Corp.	41,500	2,410,735
The Empire District Electric Co.	43,110	1,226,048
The Laclede Group, Inc.	28,540	1,448,976
UIL Holdings Corp.	42,400	1,744,336
WGL Holdings, Inc.	60,400	2,838,800

		49,213,579

Total Common Stock
(Cost $936,334,702)		1,201,580,309

Rights 0.0% of net assets

Technology Hardware & Equipment 0.0%
Gerber Scientific, Inc. CVR *(a)(b)(c)	19,700	—

See financial notes 17

 Schwab Fundamental US Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Telecommunication Services 0.0%
Contra Leap Wireless CVR *(b)(c)	105,700	266,364

Total Rights
(Cost $266,857)		266,364

Other Investment Company 3.4% of net assets

Securities Lending Collateral 3.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.00% (f)	40,701,297	40,701,297

Total Other Investment Company
(Cost $40,701,297)		40,701,297

	Face
Security	Amount	Value
Rate, Maturity Date	($)	($)

Short-Term Investment 0.1% of net assets

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/18/14 (d)(e)	1,040,000	1,039,983

Total Short-Term Investment
(Cost $1,039,983)		1,039,983

End of Investments.

At 10/31/14 tax basis cost of the fund’s investments was $984,525,962 and the unrealized appreciation and depreciation were $298,144,150 and ($39,082,159), respectively, with a net unrealized appreciation of $259,061,991

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $40,305,835. Non-Cash Collateral pledged to the fund for securities on loan amounted to $697,106.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $266,364 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

CVR —	Contingent Value Rights
REIT —	Real Estate Investment Trust

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

Russell 2000 Index, mini, Long, expires 12/19/14	40	4,684,000	63,962

18 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

98.8%	Common Stock	809,911,937	896,853,900
0.6%	Preferred Stock	4,534,745	5,189,504
0.0%	Rights	240,551	237,808
1.0%	Other Investment Companies	9,110,883	9,112,622
0.1%	Short-Term Investments	872,092	872,092

100.5%	Total Investments	824,670,208	912,265,926
(0.5%)	Other Assets and Liabilities, Net		(4,209,615)

100.0%	Net Assets		908,056,311

	Number	Value
Security	of Shares	($)

Common Stock 98.8% of net assets

Australia 5.6%

Banks 1.6%
Australia & New Zealand Banking Group Ltd.	111,810	3,308,522
Commonwealth Bank of Australia	56,055	3,986,038
National Australia Bank Ltd.	116,229	3,595,632
Westpac Banking Corp.	118,595	3,640,186

		14,530,378

Capital Goods 0.1%
Leighton Holdings Ltd.	15,515	302,059
UGL Ltd. *	44,635	276,087

		578,146

Commercial & Professional Supplies 0.1%
Brambles Ltd.	80,223	674,742
Downer EDI Ltd.	60,249	254,422

		929,164

Consumer Services 0.1%
Crown Resorts Ltd.	17,844	228,878
Tabcorp Holdings Ltd.	134,982	484,878
Tatts Group Ltd.	131,274	401,841

		1,115,597

Diversified Financials 0.1%
BGP Holdings plc (a)(b)	453,854	—
Macquarie Group Ltd.	13,225	714,732

		714,732

Energy 0.3%
Caltex Australia Ltd.	22,917	631,207
Origin Energy Ltd.	56,841	714,077
Santos Ltd.	39,987	458,221
Woodside Petroleum Ltd.	24,218	860,232
WorleyParsons Ltd.	24,205	288,905

		2,952,642

Food & Staples Retailing 0.7%
Metcash Ltd.	189,772	473,969
Wesfarmers Ltd.	87,191	3,393,272
Woolworths Ltd.	86,426	2,742,777

		6,610,018

Food, Beverage & Tobacco 0.0%
Coca-Cola Amatil Ltd.	41,115	331,772

Health Care Equipment & Services 0.0%
Sonic Healthcare Ltd.	19,128	316,544

Insurance 0.5%
AMP Ltd.	151,054	778,989
Insurance Australia Group Ltd.	85,916	496,810
QBE Insurance Group Ltd.	117,562	1,194,183
Suncorp Group Ltd.	118,672	1,544,187

		4,014,169

Materials 1.3%
Amcor Ltd.	64,182	666,648
Arrium Ltd.	524,875	155,830
BHP Billiton Ltd.	212,283	6,350,834
BlueScope Steel Ltd. *	110,602	515,622
Boral Ltd.	75,065	329,698
Incitec Pivot Ltd.	141,569	363,280
Newcrest Mining Ltd. *	63,841	523,598
Orica Ltd.	32,420	591,802
Rio Tinto Ltd.	32,516	1,736,299

		11,233,611

Media 0.0%
Fairfax Media Ltd.	319,949	229,970

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
CSL Ltd.	12,617	890,797

Real Estate 0.2%
Lend Lease Group	39,454	550,266
Mirvac Group	154,880	245,719
Stockland	140,827	526,520
Westfield Corp.	112,469	790,319

		2,112,824

Software & Services 0.0%
Computershare Ltd.	19,506	211,692

Telecommunication Services 0.2%
Telstra Corp., Ltd.	324,289	1,613,712

Transportation 0.2%
Asciano Ltd.	59,697	330,211
Aurizon Holdings Ltd.	64,822	268,863
Qantas Airways Ltd. *	342,751	512,108
Toll Holdings Ltd.	88,690	444,356
Transurban Group	28,799	206,256

		1,761,794

See financial notes 19

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 0.1%
AGL Energy Ltd.	38,966	467,107

		50,614,669

Austria 0.3%

Banks 0.1%
Erste Group Bank AG	40,273	1,027,667
Raiffeisen Bank International AG	9,966	213,390

		1,241,057

Capital Goods 0.0%
ANDRITZ AG	3,786	182,956

Energy 0.1%
OMV AG	26,405	829,989

Materials 0.1%
Voestalpine AG	14,277	571,907

Telecommunication Services 0.0%
Telekom Austria AG (c)	40,590	304,175

		3,130,084

Belgium 0.9%

Banks 0.1%
KBC Groep N.V. *	9,417	505,841

Food & Staples Retailing 0.2%
Colruyt S.A.	5,908	269,081
Delhaize Group S.A.	24,271	1,659,526

		1,928,607

Food, Beverage & Tobacco 0.3%
Anheuser-Busch InBev N.V.	24,138	2,676,768

Insurance 0.1%
Ageas	22,444	750,256

Materials 0.1%
Bekaert N.V.	9,281	291,775
Solvay S.A.	3,845	524,918
Umicore S.A.	14,137	554,856

		1,371,549

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
UCB S.A.	4,195	338,311

Telecommunication Services 0.1%
Belgacom S.A.	18,882	713,146

		8,284,478

Canada 6.8%

Automobiles & Components 0.2%
Magna International, Inc.	17,246	1,702,183

Banks 1.5%
Bank of Montreal	27,891	2,022,564
Canadian Imperial Bank of Commerce	16,773	1,531,231
National Bank of Canada	14,817	692,569
Royal Bank of Canada	55,963	3,972,849
The Bank of Nova Scotia	43,413	2,658,591
The Toronto-Dominion Bank	61,335	3,018,724

		13,896,528

Capital Goods 0.1%
Bombardier, Inc., Class B	123,564	406,746
Finning International, Inc.	11,142	287,682
SNC-Lavalin Group, Inc.	6,916	297,982

		992,410

Consumer Services 0.1%
Tim Hortons, Inc.	6,650	538,821

Diversified Financials 0.1%
IGM Financial, Inc.	5,365	214,590
Onex Corp.	6,913	390,043

		604,633

Energy 1.9%
ARC Resources Ltd. (c)	13,663	322,224
Baytex Energy Corp. (c)	6,000	183,346
Bonavista Energy Corp. (c)	15,832	148,761
Cameco Corp.	17,414	302,375
Canadian Natural Resources Ltd.	51,812	1,808,053
Canadian Oil Sands Ltd.	50,113	785,232
Cenovus Energy, Inc.	51,019	1,262,517
Crescent Point Energy Corp. (c)	11,403	376,879
Enbridge, Inc.	24,482	1,158,445
Encana Corp.	109,389	2,038,214
Enerplus Corp.	19,956	285,781
Husky Energy, Inc.	25,700	620,467
Imperial Oil Ltd.	17,815	857,200
Inter Pipeline Ltd.	4,315	135,953
Pacific Rubiales Energy Corp.	15,209	229,407
Pembina Pipeline Corp.	6,360	263,869
Pengrowth Energy Corp.	63,569	256,634
Penn West Petroleum Ltd.	109,030	493,370
Suncor Energy, Inc.	83,019	2,947,891
Talisman Energy, Inc.	118,313	754,776
TransCanada Corp.	34,006	1,676,086
Vermilion Energy, Inc.	3,296	187,048

		17,094,528

Food & Staples Retailing 0.4%
Alimentation Couche-Tard, Inc., Class B	25,192	854,970
Empire Co., Ltd, Class A	6,922	478,868
George Weston Ltd.	5,656	462,095
Loblaw Cos., Ltd.	18,836	981,367
Metro, Inc.	11,641	818,036

		3,595,336

Food, Beverage & Tobacco 0.0%
Saputo, Inc.	12,861	364,930

Insurance 0.5%
Fairfax Financial Holdings Ltd.	1,012	462,366
Great-West Lifeco, Inc.	12,270	343,806
Intact Financial Corp.	4,181	280,341
Manulife Financial Corp.	69,764	1,324,033
Power Corp. of Canada	34,036	898,124
Power Financial Corp.	15,314	448,529
Sun Life Financial, Inc.	22,295	793,050

		4,550,249

Materials 0.6%
Agrium, Inc.	9,583	937,596
Barrick Gold Corp.	103,313	1,226,501
First Quantum Minerals Ltd.	19,617	295,896
Goldcorp, Inc.	29,837	559,915

20 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Kinross Gold Corp. *	115,339	246,632
Potash Corp. of Saskatchewan, Inc.	50,075	1,709,228
Teck Resources Ltd., Class B	47,959	757,863
Yamana Gold, Inc.	36,262	144,463

		5,878,094

Media 0.1%
Quebecor, Inc., Class B	8,675	222,677
Shaw Communications, Inc., Class B	19,856	509,855
Yellow Media Ltd. *	13,207	192,882

		925,414

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Valeant Pharmaceuticals International, Inc. *	2,768	367,904

Real Estate 0.2%
Brookfield Asset Management, Inc., Class A	29,146	1,426,720

Retailing 0.1%
Canadian Tire Corp., Ltd., Class A	5,049	553,573
RONA, Inc.	28,369	346,102

		899,675

Software & Services 0.0%
CGI Group, Inc., Class A *	9,573	328,627

Technology Hardware & Equipment 0.2%
BlackBerry Ltd. *	169,375	1,779,336
Celestica, Inc. *	26,838	294,800

		2,074,136

Telecommunication Services 0.3%
BCE, Inc.	27,601	1,225,704
Rogers Communications, Inc., Class B	21,637	813,607
TELUS Corp.	20,018	717,384

		2,756,695

Transportation 0.3%
Canadian National Railway Co.	26,628	1,877,344
Canadian Pacific Railway Ltd.	2,984	620,682

		2,498,026

Utilities 0.2%
Atco Ltd., Class I	4,722	191,888
Canadian Utilities Ltd., Class A	7,471	258,259
Emera, Inc.	6,709	225,548
Fortis, Inc. (c)	13,250	431,693
TransAlta Corp.	36,023	350,306

		1,457,694

		61,952,603

Denmark 0.8%

Banks 0.1%
Danske Bank A/S	29,580	812,275

Capital Goods 0.1%
FLSmidth & Co. A/S (c)	4,859	220,305
Vestas Wind Systems A/S *	10,164	339,223

		559,528

Food, Beverage & Tobacco 0.1%
Carlsberg A/S, Class B	6,599	582,023

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Novo Nordisk A/S, Class B	45,053	2,036,518

Telecommunication Services 0.1%
TDC A/S	96,106	733,967

Transportation 0.2%
AP Moeller - Maersk A/S, Series A	444	1,010,079
AP Moeller - Maersk A/S, Series B	701	1,635,837
DSV A/S	8,170	244,538

		2,890,454

		7,614,765

Finland 1.2%

Automobiles & Components 0.0%
Nokian Renkaat Oyj	4,815	136,026

Capital Goods 0.2%
Kone Oyj, Class B	9,254	398,551
Metso Oyj	13,524	441,858
Wartsila Oyj Abp	9,014	417,959
YIT Oyj (c)	23,353	156,230

		1,414,598

Energy 0.1%
Neste Oil Oyj	19,697	425,787

Food & Staples Retailing 0.1%
Kesko Oyj, B Shares	17,426	660,890

Insurance 0.1%
Sampo Oyj, A Shares	15,485	742,001

Materials 0.2%
Stora Enso Oyj, R Shares	74,771	617,467
UPM-Kymmene Oyj	68,161	1,081,205

		1,698,672

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
Orion Oyj, Class B	8,468	288,010

Technology Hardware & Equipment 0.4%
Nokia Oyj	481,701	4,025,043

Telecommunication Services 0.0%
Elisa Oyj	11,394	312,997

Utilities 0.1%
Fortum Oyj	35,240	817,278

		10,521,302

France 10.4%

Automobiles & Components 0.4%
Faurecia	5,093	164,973
Peugeot S.A. *	113,156	1,344,804
Renault S.A.	19,945	1,483,634
Valeo S.A.	4,385	491,693

		3,485,104

Banks 0.9%
BNP Paribas S.A.	73,041	4,590,047
Credit Agricole S.A.	73,541	1,088,280

See financial notes 21

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Societe Generale S.A.	48,775	2,350,517

		8,028,844

Capital Goods 1.5%
Airbus Group N.V.	14,752	880,710
Alstom S.A. *	23,801	830,732
Bouygues S.A.	36,737	1,270,144
Compagnie de Saint-Gobain	69,841	3,002,105
Eiffage S.A.	6,964	370,227
Legrand S.A.	10,584	569,644
Nexans S.A. *	5,618	171,184
Rexel S.A.	28,324	476,099
Safran S.A.	9,607	608,445
Schneider Electric SE	29,525	2,326,159
Thales S.A.	5,209	258,679
Vallourec S.A.	15,648	571,889
Vinci S.A.	42,573	2,429,992

		13,766,009

Commercial & Professional Supplies 0.0%
Teleperformance	3,873	244,055

Consumer Durables & Apparel 0.4%
Christian Dior S.A.	3,126	553,152
Kering	4,470	862,642
LVMH Moet Hennessy Louis Vuitton S.A.	10,887	1,848,002

		3,263,796

Consumer Services 0.1%
Accor S.A.	14,528	610,355
Sodexo	5,371	518,156

		1,128,511

Diversified Financials 0.0%
Wendel S.A.	1,661	183,141

Energy 1.9%
CGG S.A. *(c)	28,108	162,392
Technip S.A.	6,367	460,018
Total S.A.	278,735	16,641,388

		17,263,798

Food & Staples Retailing 0.4%
Carrefour S.A.	90,417	2,650,150
Casino Guichard Perrachon S.A.	6,573	673,952
Rallye S.A.	8,153	315,982

		3,640,084

Food, Beverage & Tobacco 0.3%
Danone S.A.	30,726	2,099,586
Pernod-Ricard S.A.	8,088	921,319

		3,020,905

Health Care Equipment & Services 0.1%
Essilor International S.A.	5,910	652,594

Household & Personal Products 0.1%
L’Oreal S.A.	7,818	1,226,927

Insurance 0.4%
AXA S.A.	141,481	3,268,002
CNP Assurances	12,345	230,792
SCOR SE	11,759	360,324

		3,859,118

Materials 0.4%
Air Liquide S.A.	16,208	1,956,562
Arkema S.A.	5,439	335,705
Lafarge S.A.	18,648	1,294,177

		3,586,444

Media 0.1%
Eutelsat Communications S.A.	8,246	267,326
Publicis Groupe S.A.	5,188	359,828
Solocal Group *	194,620	119,580

		746,734

Pharmaceuticals, Biotechnology & Life Sciences 0.7%
Sanofi	70,959	6,438,822

Real Estate 0.1%
Unibail-Rodamco SE	1,317	337,689

Software & Services 0.1%
AtoS	3,380	233,586
Cap Gemini S.A.	11,323	745,009

		978,595

Technology Hardware & Equipment 0.1%
Alcatel-Lucent *	130,942	400,064

Telecommunication Services 1.4%
Orange S.A.	542,254	8,632,885
Vivendi S.A. *	168,852	4,124,933

		12,757,818

Transportation 0.1%
Air France-KLM *(c)	74,595	630,187

Utilities 0.9%
Electricite de France S.A.	31,364	926,128
GDF Suez	216,025	5,245,070
Suez Environnement Co.	36,545	615,684
Veolia Environnement S.A.	93,567	1,554,036

		8,340,918

		93,980,157

Germany 8.1%

Automobiles & Components 1.1%
Bayerische Motoren Werke AG	22,951	2,461,213
Continental AG	4,443	875,119
Daimler AG - Reg’d	78,994	6,159,081
Volkswagen AG	1,871	399,025

		9,894,438

Banks 0.1%
Commerzbank AG *	34,613	523,365

Capital Goods 0.9%
Brenntag AG	9,069	440,042
GEA Group AG	8,436	389,133
HOCHTIEF AG	3,214	237,832
Kloeckner & Co. SE *	22,174	260,478
MAN SE	2,574	293,338
MTU Aero Engines AG	2,365	207,423
OSRAM Licht AG *	3,722	130,750
Rheinmetall AG	4,290	184,841
Siemens AG - Reg’d	51,256	5,781,340

		7,925,177

Commercial & Professional Supplies 0.0%
Bilfinger SE	4,585	296,511

22 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Consumer Durables & Apparel 0.1%
adidas AG	11,765	857,268

Consumer Services 0.0%
TUI AG	24,693	378,149

Diversified Financials 0.3%
Deutsche Bank AG - Reg’d	74,650	2,334,408
Deutsche Boerse AG	9,146	625,982

		2,960,390

Food & Staples Retailing 0.1%
METRO AG *	35,736	1,139,209

Food, Beverage & Tobacco 0.0%
Suedzucker AG (c)	11,363	158,219

Health Care Equipment & Services 0.2%
Fresenius Medical Care AG & Co. KGaA	10,310	756,730
Fresenius SE & Co. KGaA	18,337	943,549

		1,700,279

Household & Personal Products 0.1%
Beiersdorf AG	3,320	269,182
Henkel AG & Co. KGaA	4,018	365,714

		634,896

Insurance 0.8%
Allianz SE - Reg’d	29,776	4,735,043
Hannover Rueck SE	3,872	323,185
Muenchener Rueckversicherungs-Gesellschaft AG - Reg’d	11,588	2,281,536

		7,339,764

Materials 1.4%
Aurubis AG	8,873	463,192
BASF SE	74,645	6,595,643
HeidelbergCement AG	12,680	865,620
K&S AG - Reg’d	22,746	637,451
LANXESS AG	8,273	430,910
Linde AG	8,492	1,567,243
Salzgitter AG	11,141	336,446
ThyssenKrupp AG *	60,740	1,463,930

		12,360,435

Media 0.0%
ProSiebenSat.1 Media AG - Reg’d	8,315	335,894

Pharmaceuticals, Biotechnology & Life Sciences 0.6%
Bayer AG - Reg’d	34,877	4,988,170
Merck KGaA	4,190	379,297

		5,367,467

Semiconductors & Semiconductor Equipment 0.1%
Infineon Technologies AG	42,535	414,406

Software & Services 0.2%
SAP SE	23,858	1,625,575

Telecommunication Services 0.7%
Deutsche Telekom AG - Reg’d	422,902	6,374,536
Freenet AG	9,512	249,572

		6,624,108

Transportation 0.3%
Deutsche Lufthansa AG - Reg’d	37,862	560,837
Deutsche Post AG - Reg’d	74,672	2,351,406

		2,912,243

Utilities 1.1%
E.ON SE	397,063	6,845,403
RWE AG	98,306	3,488,071

		10,333,474

		73,781,267

Hong Kong 1.1%

Banks 0.1%
Hang Seng Bank Ltd.	29,200	494,774

Capital Goods 0.3%
Hutchison Whampoa Ltd.	105,000	1,331,458
Jardine Matheson Holdings Ltd.	12,000	719,135
Jardine Strategic Holdings Ltd.	8,000	285,173
Noble Group Ltd.	827,879	770,638

		3,106,404

Consumer Durables & Apparel 0.1%
Li & Fung Ltd.	426,000	519,182

Consumer Services 0.0%
Sands China Ltd.	30,000	187,113

Diversified Financials 0.0%
Hong Kong Exchanges & Clearing Ltd.	14,000	310,303

Insurance 0.1%
AIA Group Ltd.	178,200	994,432

Real Estate 0.3%
Cheung Kong (Holdings) Ltd.	31,000	550,321
New World Development Co., Ltd.	180,000	226,261
Sun Hung Kai Properties Ltd.	27,000	402,870
Swire Pacific Ltd., Class A	40,500	531,221
The Link REIT	46,000	270,507
The Wharf Holdings Ltd.	42,000	310,637

		2,291,817

Retailing 0.0%
Esprit Holdings Ltd.	336,384	421,379

Telecommunication Services 0.0%
PCCW Ltd.	469,000	298,151

Utilities 0.2%
CLP Holdings Ltd.	111,000	955,834
Hong Kong & China Gas Co., Ltd.	130,735	305,291
Power Assets Holdings Ltd.	33,500	323,454

		1,584,579

		10,208,134

Ireland 0.6%

Banks 0.1%
Bank of Ireland *	1,336,235	526,015

Commercial & Professional Supplies 0.1%
Experian plc	35,869	539,331

Food, Beverage & Tobacco 0.0%
Kerry Group plc, Class A	4,669	317,063

See financial notes 23

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 0.2%
CRH plc	77,160	1,711,674
Smurfit Kappa Group plc	19,212	396,954

		2,108,628

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Shire plc	7,161	480,481

Technology Hardware & Equipment 0.1%
Seagate Technology plc	22,497	1,413,487

		5,385,005

Israel 0.4%

Banks 0.0%
Bank Leumi Le-Israel B.M. *	77,244	276,039

Materials 0.0%
Israel Chemicals Ltd.	43,870	295,766

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Teva Pharmaceutical Industries Ltd.	43,138	2,435,025

Telecommunication Services 0.1%
Bezeq The Israeli Telecommunication Corp., Ltd.	278,804	476,511

		3,483,341

Italy 3.7%

Automobiles & Components 0.2%
Fiat Chrysler Automobiles N.V. *(c)	136,763	1,530,091
Pirelli & C. S.p.A	16,232	217,667

		1,747,758

Banks 1.0%
Banca Monte dei Paschi di Siena S.p.A. *	187,651	143,574
Banca Popolare dell’Emilia Romagna SC *	33,250	253,720
Banco Popolare SC *	25,680	373,034
Intesa Sanpaolo S.p.A.	1,225,005	3,601,219
UniCredit S.p.A.	562,489	4,073,951
Unione di Banche Italiane S.C.p.A.	73,121	574,255

		9,019,753

Capital Goods 0.1%
Finmeccanica S.p.A. *	72,871	658,492
Prysmian S.p.A.	13,879	240,539

		899,031

Consumer Durables & Apparel 0.0%
Luxottica Group S.p.A.	3,933	200,613

Diversified Financials 0.1%
Exor S.p.A.	13,690	597,382
Mediobanca S.p.A. *	34,010	300,177

		897,559

Energy 1.0%
Eni S.p.A.	418,168	8,909,025
Saipem S.p.A. *	26,649	417,189

		9,326,214

Insurance 0.2%
Assicurazioni Generali S.p.A.	69,975	1,435,917

Materials 0.0%
Italcementi S.p.A.	22,135	126,771

Media 0.0%
Mediaset S.p.A. *	114,251	382,730

Telecommunication Services 0.3%
Telecom Italia S.p.A. *	2,546,657	2,886,079

Transportation 0.1%
Atlantia S.p.A.	21,457	506,754

Utilities 0.7%
A2A S.p.A.	224,472	225,084
Enel S.p.A.	1,062,660	5,430,106
Snam S.p.A.	100,140	541,505
Terna - Rete Elettrica Nationale S.p.A.	71,615	361,061

		6,557,756

		33,986,935

Japan 21.4%

Automobiles & Components 2.8%
Aisin Seiki Co., Ltd.	21,900	729,462
Bridgestone Corp.	51,000	1,704,304
Daihatsu Motor Co., Ltd.	23,400	332,115
Denso Corp.	32,200	1,475,842
Fuji Heavy Industries Ltd.	20,600	685,633
Honda Motor Co., Ltd.	135,400	4,328,634
Isuzu Motors Ltd.	37,000	482,753
Mazda Motor Corp.	26,100	616,659
NHK Spring Co., Ltd.	27,600	252,604
Nissan Motor Co., Ltd.	281,900	2,571,407
Stanley Electric Co., Ltd.	11,200	227,703
Sumitomo Electric Industries Ltd.	86,200	1,178,233
Sumitomo Rubber Industries Ltd.	15,700	216,990
Suzuki Motor Corp.	33,900	1,136,277
Toyota Industries Corp.	11,200	533,302
Toyota Motor Corp.	142,900	8,599,319
Yamaha Motor Co., Ltd.	26,200	495,644

		25,566,881

Banks 1.1%
Mitsubishi UFJ Financial Group, Inc.	649,834	3,788,021
Mizuho Financial Group, Inc.	1,147,216	2,090,590
Resona Holdings, Inc.	125,958	720,453
Sumitomo Mitsui Financial Group, Inc.	71,210	2,904,151
Sumitomo Mitsui Trust Holdings, Inc.	113,000	461,347
The Bank of Yokohama Ltd.	52,000	300,520

		10,265,082

Capital Goods 3.1%
Asahi Glass Co., Ltd.	194,000	1,009,708
Daikin Industries Ltd.	10,600	662,586
FANUC Corp.	5,200	916,426
Furukawa Electric Co., Ltd.	130,000	229,437
Hanwa Co., Ltd.	71,000	256,000
Hino Motors Ltd.	14,100	206,326
IHI Corp.	85,000	409,754

24 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
ITOCHU Corp.	123,000	1,486,890
JGC Corp.	12,000	308,397
JTEKT Corp.	16,600	266,981
Kajima Corp.	82,000	364,864
Kawasaki Heavy Industries Ltd.	109,000	428,140
Kinden Corp.	21,000	215,188
Komatsu Ltd.	68,500	1,617,240
Kubota Corp.	46,000	732,228
Kurita Water Industries Ltd.	9,400	202,845
LIXIL Group Corp.	23,000	504,399
Makita Corp.	6,300	352,794
Marubeni Corp.	168,000	1,080,147
Mitsubishi Corp.	137,200	2,690,266
Mitsubishi Electric Corp.	141,000	1,818,024
Mitsubishi Heavy Industries Ltd.	232,000	1,447,224
Mitsui & Co., Ltd.	166,100	2,507,954
Mitsui Engineering & Shipbuilding Co., Ltd.	109,000	236,962
Nagase & Co., Ltd.	22,100	286,256
Nidec Corp.	6,400	422,865
Nippon Sheet Glass Co., Ltd. *	216,000	207,076
NSK Ltd.	26,000	340,550
Obayashi Corp.	54,000	370,583
Shimizu Corp.	63,000	464,922
SMC Corp.	1,600	453,813
Sojitz Corp.	469,000	699,103
Sumitomo Corp.	122,100	1,302,772
Sumitomo Heavy Industries Ltd.	76,000	416,665
Taisei Corp.	81,000	450,437
Toshiba Corp.	407,000	1,797,359
TOTO Ltd.	15,000	169,258
Toyota Tsusho Corp.	34,800	877,485

		28,209,924

Commercial & Professional Supplies 0.3%
Dai Nippon Printing Co., Ltd.	101,000	995,536
Secom Co., Ltd.	12,600	776,475
Toppan Printing Co., Ltd.	103,000	700,836

		2,472,847

Consumer Durables & Apparel 1.0%
Bandai Namco Holdings, Inc.	17,200	426,865
Nikon Corp.	32,800	449,415
Panasonic Corp.	252,750	3,040,897
Sega Sammy Holdings, Inc.	14,300	227,163
Sekisui Chemical Co., Ltd.	39,000	486,071
Sekisui House Ltd.	58,200	723,710
Sharp Corp. *	323,000	813,463
Shimano, Inc.	2,700	358,035
Sony Corp.	125,000	2,467,914
Sumitomo Forestry Co., Ltd.	18,100	190,195

		9,183,728

Consumer Services 0.1%
Benesse Holdings, Inc.	6,000	189,326
Oriental Land Co., Ltd.	1,700	363,526

		552,852

Diversified Financials 0.1%
Credit Saison Co., Ltd.	11,000	232,214
Nomura Holdings, Inc.	59,700	372,909
ORIX Corp.	42,400	588,522

		1,193,645

Energy 0.7%
Cosmo Oil Co., Ltd.	236,000	367,731
Idemitsu Kosan Co., Ltd.	38,100	736,840
Inpex Corp.	96,900	1,239,394
JX Holdings, Inc.	675,000	2,891,463
Showa Shell Sekiyu K.K.	31,700	271,996
TonenGeneral Sekiyu K.K.	59,000	514,951

		6,022,375

Food & Staples Retailing 0.5%
Aeon Co., Ltd.	128,500	1,271,486
Lawson, Inc.	4,400	298,484
Seven & i Holdings Co., Ltd.	73,600	2,874,529
UNY Group Holdings Co., Ltd.	54,500	288,928

		4,733,427

Food, Beverage & Tobacco 0.8%
Ajinomoto Co., Inc.	49,000	925,151
Asahi Group Holdings Ltd.	26,600	825,102
Coca-Cola West Co., Ltd.	15,700	224,123
Japan Tobacco, Inc.	49,500	1,688,892
Kewpie Corp.	14,100	243,715
Kirin Holdings Co., Ltd.	87,000	1,127,938
MEIJI Holdings Co., Ltd.	7,000	587,318
NH Foods Ltd.	23,000	530,373
Nisshin Seifun Group, Inc.	23,430	236,925
Nissin Foods Holdings Co., Ltd.	4,800	252,983
Suntory Beverage & Food Ltd.	3,600	128,428
Toyo Suisan Kaisha Ltd.	8,000	276,290
Yamazaki Baking Co., Ltd.	22,000	271,978

		7,319,216

Health Care Equipment & Services 0.2%
Alfresa Holdings Corp.	28,400	360,394
Medipal Holdings Corp.	35,400	392,380
Olympus Corp. *	8,100	290,831
Suzuken Co., Ltd.	13,700	367,308
Terumo Corp.	14,400	359,980

		1,770,893

Household & Personal Products 0.2%
Kao Corp.	32,600	1,271,207
Shiseido Co., Ltd.	26,900	446,383
Unicharm Corp.	10,800	251,137

		1,968,727

Insurance 0.3%
MS&AD Insurance Group Holdings, Inc.	22,390	483,999
Sompo Japan Nipponkoa Holdings, Inc.	21,400	538,865
T&D Holdings, Inc.	21,550	277,596
The Dai-ichi Life Insurance Co., Ltd.	38,100	576,594
Tokio Marine Holdings, Inc.	31,300	1,003,732

		2,880,786

Materials 1.9%
Air Water, Inc.	13,000	207,224
Asahi Kasei Corp.	132,000	1,083,220
Daicel Corp.	26,000	299,714
Denki Kagaku Kogyo K.K.	62,000	202,523
DIC Corp.	106,000	217,246
Hitachi Chemical Co., Ltd.	14,000	246,757
JFE Holdings, Inc.	85,000	1,686,397

See financial notes 25

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
JSR Corp.	16,500	297,136
Kaneka Corp.	45,000	247,245
Kobe Steel Ltd.	471,000	748,347
Kuraray Co., Ltd.	32,000	371,682
Mitsubishi Chemical Holdings Corp.	220,800	1,087,635
Mitsubishi Materials Corp.	134,000	419,408
Mitsui Chemicals, Inc. *	184,000	532,992
Mitsui Mining & Smelting Co., Ltd.	85,000	225,469
Nippon Paper Industries Co., Ltd.	9,900	145,699
Nippon Steel & Sumitomo Metal Corp.	689,000	1,818,163
Nitto Denko Corp.	12,800	692,276
Oji Holdings Corp.	122,000	441,096
Shin-Etsu Chemical Co., Ltd.	24,500	1,572,621
Showa Denko K.K.	261,000	345,390
Sumitomo Chemical Co., Ltd.	193,000	662,074
Sumitomo Metal Mining Co., Ltd.	46,000	638,136
Taiheiyo Cement Corp.	69,000	253,158
Taiyo Nippon Sanso Corp. (c)	26,000	234,080
Teijin Ltd.	194,000	474,291
Toray Industries, Inc.	125,000	839,178
Tosoh Corp.	62,000	269,612
Toyo Seikan Group Holdings Ltd.	26,100	316,506
Ube Industries Ltd.	173,000	267,858

		16,843,133

Media 0.1%
Dentsu, Inc.	18,301	680,422
Hakuhodo DY Holdings, Inc.	46,700	461,840

		1,142,262

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Astellas Pharma, Inc.	111,600	1,732,086
Chugai Pharmaceutical Co., Ltd.	9,200	287,617
Daiichi Sankyo Co., Ltd.	54,000	812,259
Eisai Co., Ltd.	18,200	711,787
Kyowa Hakko Kirin Co., Ltd.	19,000	221,603
Mitsubishi Tanabe Pharma Corp.	14,900	226,587
Ono Pharmaceutical Co., Ltd.	3,100	312,928
Otsuka Holdings Co., Ltd.	29,300	1,027,787
Shionogi & Co., Ltd.	15,000	392,426
Taisho Pharmaceutical Holdings Co., Ltd.	4,000	280,754
Takeda Pharmaceutical Co., Ltd.	52,900	2,293,127

		8,298,961

Real Estate 0.4%
Daito Trust Construction Co., Ltd.	5,500	685,304
Daiwa House Industry Co., Ltd.	40,000	756,784
Mitsubishi Estate Co., Ltd.	28,000	713,293
Mitsui Fudosan Co., Ltd.	24,000	771,994
Sumitomo Realty & Development Co., Ltd.	9,500	356,145

		3,283,520

Retailing 0.5%
EDION Corp.	47,500	338,900
Fast Retailing Co., Ltd.	1,200	446,109
Isetan Mitsukoshi Holdings Ltd.	39,500	537,755
J. Front Retailing Co., Ltd.	28,000	372,676
K’s Holdings Corp.	9,700	267,888
Marui Group Co., Ltd.	23,200	196,068
Nitori Holdings Co., Ltd.	4,800	304,203
Shimamura Co., Ltd.	4,100	360,608
Takashimaya Co., Ltd.	32,000	272,594
Yamada Denki Co., Ltd. (c)	307,900	987,011

		4,083,812

Semiconductors & Semiconductor Equipment 0.1%
Rohm Co., Ltd.	8,900	541,750
Tokyo Electron Ltd.	10,300	660,381

		1,202,131

Software & Services 0.5%
Fujitsu Ltd.	328,000	1,994,064
Konami Corp.	9,800	196,767
Nintendo Co., Ltd.	14,330	1,544,458
NTT Data Corp.	14,500	566,824

		4,302,113

Technology Hardware & Equipment 2.1%
Brother Industries Ltd.	25,000	445,114
Canon, Inc.	124,900	3,831,952
FUJIFILM Holdings Corp.	60,000	2,014,115
Hitachi Ltd.	503,000	3,952,308
Hoya Corp.	26,500	937,751
Ibiden Co., Ltd.	16,000	240,512
Keyence Corp.	673	326,124
Konica Minolta, Inc.	60,100	671,542
Kyocera Corp.	24,700	1,138,458
Murata Manufacturing Co., Ltd.	7,600	853,939
NEC Corp.	449,000	1,587,832
Nippon Electric Glass Co., Ltd.	80,000	372,004
Omron Corp.	11,100	525,415
Ricoh Co., Ltd.	85,400	881,956
Seiko Epson Corp.	12,800	593,980
TDK Corp.	14,000	794,669

		19,167,671

Telecommunication Services 1.3%
KDDI Corp.	48,700	3,198,102
Nippon Telegraph & Telephone Corp.	73,004	4,542,223
NTT DOCOMO, Inc.	150,300	2,534,942
SoftBank Corp.	26,100	1,900,065

		12,175,332

Transportation 1.2%
ANA Holdings, Inc.	112,000	259,690
Central Japan Railway Co.	10,700	1,595,893
East Japan Railway Co.	27,618	2,157,055
Hankyu Hanshin Holdings, Inc.	77,000	452,727
Kamigumi Co., Ltd.	25,000	241,046
Kawasaki Kisen Kaisha Ltd.	155,000	353,150
Kintetsu Corp.	77,000	267,851
Mitsui O.S.K. Lines Ltd.	217,000	685,580
Nagoya Railroad Co., Ltd.	74,000	316,418
Nippon Express Co., Ltd.	148,000	651,046
Nippon Yusen K.K.	300,000	777,768
Odakyu Electric Railway Co., Ltd.	24,000	225,247
Seino Holdings Co., Ltd.	31,000	243,065
Tobu Railway Co., Ltd.	56,000	283,284
Tokyu Corp.	66,000	435,788
West Japan Railway Co.	19,163	913,411
Yamato Holdings Co., Ltd.	37,900	810,385

		10,669,404

26 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Utilities 1.2%
Chubu Electric Power Co., Inc. *	126,000	1,511,946
Electric Power Development Co., Ltd.	13,100	458,122
Hokkaido Electric Power Co., Inc. *	33,300	279,565
Hokuriku Electric Power Co.	27,000	364,508
Kyushu Electric Power Co., Inc. *	66,100	717,162
Osaka Gas Co., Ltd.	207,000	825,688
Shikoku Electric Power Co., Inc. *	23,000	315,624
The Chugoku Electric Power Co., Inc.	41,000	540,701
The Kansai Electric Power Co., Inc. *	135,800	1,341,094
Toho Gas Co., Ltd.	45,000	243,379
Tohoku Electric Power Co., Inc.	72,500	906,120
Tokyo Electric Power Co., Inc. *	530,900	1,914,274
Tokyo Gas Co., Ltd.	223,000	1,285,442

		10,703,625

		194,012,347

Luxembourg 0.6%

Energy 0.1%
Tenaris S.A.	24,669	487,820

Materials 0.4%
APERAM *	10,289	296,034
ArcelorMittal	245,005	3,218,428

		3,514,462

Media 0.1%
RTL Group S.A. *	2,185	204,095
SES S.A.	15,302	528,291

		732,386

Telecommunication Services 0.0%
Millicom International Cellular S.A. SDR	4,733	386,286

		5,120,954

Netherlands 5.7%

Banks 0.3%
ING Groep N.V. CVA *	194,689	2,788,017

Capital Goods 0.3%
Koninklijke BAM Groep N.V. (c)	65,617	157,354
Koninklijke Boskalis Westminster N.V.	4,395	234,475
Koninklijke Philips N.V.	72,366	2,023,200

		2,415,029

Commercial & Professional Supplies 0.0%
Randstad Holding N.V.	9,463	417,709

Diversified Financials 0.0%
SNS Reaal N.V. *(a)(b)(c)	124,822	—

Energy 3.4%
Fugro N.V. CVA	8,038	111,003
Royal Dutch Shell plc, A Shares	521,794	18,659,565
Royal Dutch Shell plc, B Shares	333,480	12,320,561

		31,091,129

Food & Staples Retailing 0.2%
Koninklijke Ahold N.V.	135,077	2,262,355

Food, Beverage & Tobacco 0.5%
Heineken Holding N.V.	7,716	500,125
Heineken N.V.	10,879	812,706
Nutreco N.V.	6,582	329,675
Unilever N.V. CVA	72,852	2,823,630

		4,466,136

Insurance 0.2%
Aegon N.V.	128,538	1,047,642
Delta Lloyd N.V.	15,397	350,948

		1,398,590

Materials 0.3%
Akzo Nobel N.V.	24,990	1,666,496
Koninklijke DSM N.V.	14,595	914,493

		2,580,989

Media 0.1%
Reed Elsevier N.V.	15,700	361,653
Wolters Kluwer N.V.	16,061	428,808

		790,461

Semiconductors & Semiconductor Equipment 0.1%
ASML Holding N.V.	4,656	464,261

Software & Services 0.0%
Gemalto N.V.	1,985	151,826

Telecommunication Services 0.2%
Koninklijke (Royal) KPN N.V.	544,812	1,793,375
Ziggo N.V. *	5,100	249,228

		2,042,603

Transportation 0.1%
PostNL N.V. *	123,603	525,356
TNT Express N.V.	54,821	318,647

		844,003

		51,713,108

New Zealand 0.1%

Materials 0.0%
Fletcher Building Ltd.	50,506	340,659

Telecommunication Services 0.1%
Spark New Zealand Ltd.	281,500	694,687

Utilities 0.0%
Meridian Energy Ltd.	119,889	154,648

		1,189,994

Norway 0.9%

Banks 0.1%
DNB A.S.A.	41,537	763,128

Energy 0.4%
Akastor A.S.A.	15,025	51,753
Petroleum Geo-Services A.S.A. (c)	29,008	144,077
Statoil A.S.A.	156,569	3,583,149

		3,778,979

Food, Beverage & Tobacco 0.1%
Marine Harvest A.S.A.	21,234	300,726

See financial notes 27

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Orkla A.S.A.	79,522	608,028

		908,754

Materials 0.2%
Norsk Hydro A.S.A.	115,673	647,644
Yara International A.S.A.	17,109	785,668

		1,433,312

Telecommunication Services 0.1%
Telenor A.S.A.	49,115	1,104,431

		7,988,604

Portugal 0.2%

Banks 0.0%
Banco Comercial Portugues S.A., Class R *	1,577,988	178,355

Energy 0.0%
Galp Energia, SGPS, S.A.	22,362	324,215

Telecommunication Services 0.1%
Portugal Telecom, SGPS, S.A. - Reg’d (c)	268,122	439,159

Utilities 0.1%
EDP - Energias de Portugal S.A.	232,183	999,159

		1,940,888

Singapore 0.8%

Banks 0.3%
DBS Group Holdings Ltd.	62,056	892,702
Oversea-Chinese Banking Corp., Ltd.	97,897	754,111
United Overseas Bank Ltd.	47,952	859,092

		2,505,905

Capital Goods 0.1%
Keppel Corp., Ltd.	67,300	493,525
Sembcorp Industries Ltd.	54,000	204,287

		697,812

Food, Beverage & Tobacco 0.1%
Wilmar International Ltd.	175,166	436,634

Media 0.0%
Singapore Press Holdings Ltd.	87,000	289,983

Retailing 0.0%
Jardine Cycle & Carriage Ltd.	8,000	248,675

Technology Hardware & Equipment 0.1%
Flextronics International Ltd. *	82,530	884,722
Venture Corp., Ltd.	43,000	259,006

		1,143,728

Telecommunication Services 0.1%
Singapore Telecommunications Ltd.	418,486	1,231,720

Transportation 0.1%
ComfortDelGro Corp., Ltd.	127,000	261,112
Hutchison Port Holdings Trust, Class U	299,000	201,888
Singapore Airlines Ltd.	67,270	518,425

		981,425

		7,535,882

Spain 4.4%

Banks 1.9%
Banco Bilbao Vizcaya Argentaria S.A.	422,907	4,730,166
Banco de Sabadell S.A.	190,639	551,179
Banco Popular Espanol S.A.	118,029	677,983
Banco Santander S.A.	1,232,639	10,891,012
CaixaBank S.A.	40,399	220,789

		17,071,129

Capital Goods 0.2%
ACS, Actividades de Construccion y Servicios S.A.	21,323	791,464
Ferrovial S.A.	28,289	578,370
Fomento de Construcciones y Contratas S.A. *(c)	15,214	279,889

		1,649,723

Energy 0.4%
Repsol S.A.	146,299	3,269,633

Food & Staples Retailing 0.0%
Distribuidora Internacional de Alimentacion S.A.	31,925	202,844

Insurance 0.0%
Mapfre S.A.	59,857	205,253

Retailing 0.1%
Inditex S.A.	32,652	918,602

Software & Services 0.0%
Amadeus IT Holding S.A., A Shares	10,447	384,368

Telecommunication Services 1.1%
Telefonica S.A.	665,756	10,018,082

Transportation 0.1%
Abertis Infraestructuras S.A.	21,512	448,575

Utilities 0.6%
Acciona S.A. *	4,495	314,149
Enagas S.A.	9,693	325,295
Endesa S.A. (c)	11,766	229,530
Gas Natural SDG S.A.	23,914	690,558
Iberdrola S.A.	472,607	3,345,545
Red Electrica Corp. S.A.	4,730	413,313

		5,318,390

		39,486,599

Sweden 2.3%

Automobiles & Components 0.1%
Autoliv, Inc.	5,440	499,065

Banks 0.5%
Nordea Bank AB	117,942	1,516,941
Skandinaviska Enskilda Banken AB, A Shares	63,184	811,552
Svenska Handelsbanken AB, A Shares	21,178	1,012,418
Swedbank AB, A Shares	30,266	802,069

		4,142,980

Capital Goods 0.7%
Alfa Laval AB	13,048	268,970

28 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Assa Abloy AB, B Shares	9,376	497,721
Atlas Copco AB, A Shares	30,823	892,812
Atlas Copco AB, B Shares	15,522	411,144
NCC AB, B Shares	6,700	197,081
Sandvik AB	84,390	927,033
Skanska AB, B Shares	35,035	714,169
SKF AB, B Shares	29,828	598,273
Trelleborg AB, B Shares	13,252	226,879
Volvo AB, A Shares	19,593	228,375
Volvo AB, B Shares	113,738	1,312,586

		6,275,043

Commercial & Professional Supplies 0.0%
Securitas AB, B Shares	32,271	357,098

Consumer Durables & Apparel 0.1%
Electrolux AB, B Shares	25,757	729,819
Husqvarna AB, B Shares	41,470	309,621

		1,039,440

Food, Beverage & Tobacco 0.0%
Swedish Match AB	12,171	395,765

Health Care Equipment & Services 0.0%
Getinge AB, B Shares	8,883	203,804

Household & Personal Products 0.1%
Svenska Cellulosa AB, S.C.A., A Shares	261	5,857
Svenska Cellulosa AB, S.C.A., B Shares	39,665	888,753

		894,610

Materials 0.1%
Boliden AB	32,802	542,130
SSAB AB, A Shares *(c)	56,216	407,929
SSAB AB, B Shares *	26,715	171,096

		1,121,155

Retailing 0.2%
Hennes & Mauritz AB, B Shares	37,555	1,498,425

Technology Hardware & Equipment 0.3%
Telefonaktiebolaget LM Ericsson, B Shares	201,751	2,383,970

Telecommunication Services 0.2%
Tele2 AB, B Shares	64,188	815,547
TeliaSonera AB	194,039	1,343,675

		2,159,222

		20,970,577

Switzerland 5.6%

Capital Goods 0.5%
Wolseley plc	22,951	1,220,533
ABB Ltd. - Reg’d *	123,888	2,717,938
Geberit AG - Reg’d	1,073	366,253
Schindler Holding AG	1,703	238,228
Schindler Holding AG - Reg’d	125	16,915

		4,559,867

Commercial & Professional Supplies 0.1%
Adecco S.A. - Reg’d *	12,289	832,968
SGS S.A. - Reg’d	196	430,910

		1,263,878

Consumer Durables & Apparel 0.2%
Cie Financiere Richemont S.A. - Reg’d	11,761	991,614
The Swatch Group AG - Bearer Shares	861	408,426
The Swatch Group AG - Reg’d	1,605	135,787

		1,535,827

Diversified Financials 0.2%
Credit Suisse Group AG - Reg’d *	57,027	1,519,416
UBS AG - Reg’d *	13,022	226,428

		1,745,844

Energy 0.2%
Transocean Ltd. (c)	32,917	980,389
Weatherford International plc *	41,406	679,887

		1,660,276

Food, Beverage & Tobacco 1.2%
Aryzta AG *	3,165	269,979
Chocoladefabriken Lindt & Sprungli AG	18	90,342
Chocoladefabriken Lindt & Sprungli AG - Reg’d	3	179,695
Coca-Cola HBC AG CDI *	6,656	145,197
Nestle S.A. - Reg’d	138,024	10,121,865

		10,807,078

Insurance 0.6%
Baloise Holding AG - Reg’d	1,989	250,385
Swiss Life Holding AG - Reg’d *	1,416	324,888
Swiss Re AG *	17,023	1,376,494
Zurich Insurance Group AG *	10,900	3,298,650

		5,250,417

Materials 0.7%
Clariant AG - Reg’d *	16,655	290,514
Givaudan S.A. - Reg’d *	264	440,873
Glencore plc *	550,724	2,825,564
Holcim Ltd. - Reg’d *	17,252	1,224,452
Sika AG	84	300,268
Syngenta AG - Reg’d	3,662	1,132,500

		6,214,171

Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Lonza Group AG - Reg’d *	2,440	268,855
Novartis AG - Reg’d	91,109	8,455,175
Roche Holding AG	20,671	6,100,040
Roche Holding AG - Bearer Shares	747	212,773

		15,036,843

Semiconductors & Semiconductor Equipment 0.1%
STMicroelectronics N.V.	70,751	473,974

Technology Hardware & Equipment 0.1%
TE Connectivity Ltd.	18,939	1,157,741

Telecommunication Services 0.1%
Swisscom AG - Reg’d	1,366	805,286

Transportation 0.0%
Kuehne & Nagel International AG - Reg’d	2,965	386,429

		50,897,631

See financial notes 29

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

United Kingdom 16.9%

Automobiles & Components 0.1%
Delphi Automotive plc	9,183	633,444
GKN plc	68,338	349,202

		982,646

Banks 2.4%
Barclays plc	1,241,295	4,773,919
HSBC Holdings plc	1,229,358	12,533,752
Lloyds Banking Group plc *	1,896,594	2,342,083
Royal Bank of Scotland Group plc *	158,024	982,522
Standard Chartered plc	104,419	1,571,783

		22,204,059

Capital Goods 0.7%
BAE Systems plc	274,830	2,023,919
Balfour Beatty plc	108,327	267,628
Bunzl plc	15,505	421,045
Carillion plc	50,319	268,081
Cobham plc	68,636	320,165
IMI plc	13,312	260,685
Meggitt plc	33,662	243,154
Rolls-Royce Holdings plc *	81,604	1,105,283
SIG plc	77,950	182,759
Smiths Group plc	21,002	392,248
The Weir Group plc	5,876	214,761
Travis Perkins plc	14,232	377,095

		6,076,823

Commercial & Professional Supplies 0.2%
Aggreko plc	9,427	229,999
Babcock International Group plc	10,675	187,357
Capita plc	19,061	335,129
G4S plc	133,125	544,914
Hays plc	120,952	238,881
Serco Group plc	51,322	244,411

		1,780,691

Consumer Durables & Apparel 0.1%
Barratt Developments plc	52,368	352,037
Burberry Group plc	13,351	328,082
Taylor Wimpey plc	148,379	281,855

		961,974

Consumer Services 0.4%
Carnival plc	14,048	560,177
Compass Group plc	88,592	1,429,956
InterContinental Hotels Group plc	8,037	305,286
Thomas Cook Group plc *	157,581	313,959
TUI Travel plc	63,769	407,492
Whitbread plc	5,466	382,079
William Hill plc	36,990	213,615

		3,612,564

Diversified Financials 0.1%
ICAP plc	36,600	245,722
Man Group plc	435,453	863,404

		1,109,126

Energy 2.8%
AMEC plc	21,094	351,724
BG Group plc	165,631	2,760,412
BP plc	2,811,246	20,226,637
Ensco plc, Class A	9,002	365,391
John Wood Group plc	27,331	289,985
Noble Corp., plc	19,992	418,233
Petrofac Ltd.	12,164	206,099
Subsea 7 S.A.	15,050	161,959
Tullow Oil plc	21,955	171,336

		24,951,776

Food & Staples Retailing 0.6%
Booker Group plc	85,653	192,491
J. Sainsbury plc (c)	270,828	1,066,943
Tesco plc	1,148,880	3,189,277
WM Morrison Supermarkets plc	576,447	1,431,255

		5,879,966

Food, Beverage & Tobacco 1.6%
Associated British Foods plc	13,856	611,490
British American Tobacco plc	88,516	5,016,874
Diageo plc	77,950	2,298,931
Imperial Tobacco Group plc	51,839	2,251,981
SABMiller plc	26,329	1,489,246
Tate & Lyle plc	35,725	345,750
Unilever plc	57,378	2,308,057

		14,322,329

Health Care Equipment & Services 0.1%
Smith & Nephew plc	37,152	630,667

Household & Personal Products 0.2%
Reckitt Benckiser Group plc	21,849	1,840,198

Insurance 0.8%
Amlin plc	34,183	249,486
Aviva plc	218,106	1,824,294
Direct Line Insurance Group plc	71,448	316,062
Friends Life Group Ltd.	118,332	613,672
Legal & General Group plc	151,657	562,084
Old Mutual plc	273,702	850,002
Prudential plc	55,720	1,290,254
RSA Insurance Group plc *	86,254	666,860
Standard Life plc	86,816	548,206
Willis Group Holdings plc	7,230	293,032

		7,213,952

Materials 1.5%
Anglo American plc	176,933	3,735,684
Antofagasta plc	26,155	294,552
BHP Billiton plc	131,292	3,392,139
Johnson Matthey plc	15,053	718,654
KAZ Minerals plc *	69,980	258,178
Mondi plc	27,505	464,847
Rexam plc	67,336	513,226
Rio Tinto plc	84,733	4,031,719
Vedanta Resources plc	17,403	229,653

		13,638,652

Media 0.6%
British Sky Broadcasting Group plc	43,416	615,303
Informa plc	28,060	216,324
ITV plc	73,591	239,074
Liberty Global plc, Class A *	14,172	644,401
Liberty Global plc, Series C *	21,516	956,817
Pearson plc	51,352	961,129
Reed Elsevier plc	25,872	425,782

30 See financial notes

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
WPP plc	47,671	931,141

		4,989,971

Pharmaceuticals, Biotechnology & Life Sciences 1.7%
AstraZeneca plc	107,613	7,860,952
GlaxoSmithKline plc	332,763	7,525,090

		15,386,042

Real Estate 0.0%
Land Securities Group plc	24,448	433,806

Retailing 0.5%
Home Retail Group plc	260,747	765,173
Inchcape plc	46,186	514,526
Kingfisher plc	217,744	1,054,853
Marks & Spencer Group plc	169,623	1,104,554
Next plc	6,561	677,336

		4,116,442

Software & Services 0.0%
The Sage Group plc	53,285	322,665

Telecommunication Services 1.3%
BT Group plc	462,473	2,726,431
Cable & Wireless Communications plc	389,557	301,038
Inmarsat plc	18,948	208,047
Vodafone Group plc	2,701,957	8,985,234

		12,220,750

Transportation 0.1%
FirstGroup plc *	241,400	435,031
International Consolidated Airlines Group S.A. *	41,070	269,419

		704,450

Utilities 1.1%
Centrica plc	468,504	2,272,231
Drax Group plc	33,001	314,004
National Grid plc	222,266	3,298,420
Pennon Group plc	22,068	294,483
Severn Trent plc	15,260	487,763
SSE plc	91,492	2,345,030
United Utilities Group plc	48,372	663,096

		9,675,027

		153,054,576

Total Common Stock
(Cost $809,911,937)		896,853,900

Preferred Stock 0.6% of net assets

Germany 0.4%

Automobiles & Components 0.3%
Bayerische Motoren Werke AG	3,979	319,052
Volkswagen AG	11,412	2,440,478

		2,759,530

Household & Personal Products 0.1%
Henkel AG & Co. KGaA	6,414	634,781

Utilities 0.0%
RWE AG, Non Voting Shares	8,802	236,345

		3,630,656

Italy 0.2%

Banks 0.0%
Intesa Sanpaolo S.p.A. - RSP	87,221	223,005

Telecommunication Services 0.2%
Telecom Italia S.p.A. - RSP	1,479,862	1,324,094

		1,547,099

United Kingdom 0.0%

Capital Goods 0.0%
Rolls-Royce Holdings plc, C Shares *(a)(b)	7,344,360	11,749

Total Preferred Stock
(Cost $4,534,745)		5,189,504

Rights 0.0% of net assets

Spain 0.0%

Banks 0.0%
Banco Santander S.A. *	1,248,473	237,808

Total Rights
(Cost $240,551)		237,808

Other Investment Companies 1.0% of net assets

United States 1.0%

Equity Fund 0.0%
iShares MSCI EAFE ETF	100	6,395

Securities Lending Collateral 1.0%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	9,106,227	9,106,227

Total Other Investment Companies
(Cost $9,110,883)		9,112,622

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.1% of net assets

Time Deposits 0.0%
Australia & New Zealand Banking Group Ltd.
Australian Dollar
1.55%, 11/03/14	25,104	22,091
Brown Brothers Harriman
Euro
(0.11)%, 11/03/14	11,302	14,163
Hong Kong Dollar
0.01%, 11/03/14	13,785	1,778

See financial notes 31

 Schwab Fundamental International Large Company Index Fund

Portfolio Holdings continued

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)
Japanese Yen
0.01%, 11/03/14	397,162	3,536
Swedish Krona
0.01%, 11/03/14	45,793	6,201
Wells Fargo
Canadian Dollar
0.34%, 11/03/14	129,583	114,975
Pound Sterling
0.09%, 11/03/14	23,977	38,357

		201,101

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.00%, 12/18/14 (d)(e)	50,000	50,000
0.01%, 12/18/14 (d)(e)	621,000	620,991

		670,991

Total Short-Term Investments
(Cost $872,092)		872,092

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $842,623,307 unrealized appreciation and depreciation were $107,992,010 and ($38,349,391), respectively, with a net unrealized appreciation of $69,642,619.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $828,027,743 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $11,749 or 0.0% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $8,622,312.
(d)	The rate shown is the purchase yield.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	The rate shown is the 7-day yield.

CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
Reg’d —	Registered
REIT —	Real Estate Investment Trust
RSP —	Risparmio (Convertible Savings Shares)
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	30	2,754,000	91,820

32 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

			Cost	Value
Holdings by Category			($)	($)

98.1%		Common Stock	254,199,293	270,207,475
0.5%		Preferred Stock	1,230,970	1,295,299
3.0%		Other Investment Companies	8,233,674	8,313,893
0.2%		Short-Term Investments	520,504	520,504

101.8%		Total Investments	264,184,441	280,337,171
(1	.8)%	Other Assets and Liabilities, Net		(4,939,486)

100.0%		Net Assets		275,397,685

	Number	Value
Security	of Shares	($)

Common Stock 98.1% of net assets

Australia 5.9%

Banks 0.3%
Bank of Queensland Ltd.	25,706	285,768
Bendigo & Adelaide Bank Ltd.	39,774	436,795

		722,563

Capital Goods 0.2%
Bradken Ltd.	53,317	181,875
Cardno Ltd.	19,434	95,436
GWA Group Ltd.	65,113	156,722
Monadelphous Group Ltd.	15,328	170,012
Seven Group Holdings Ltd.	8,444	50,939

		654,984

Commercial & Professional Supplies 0.5%
ALS Ltd.	47,322	234,356
Cabcharge Australia Ltd.	10,358	45,171
Mineral Resources Ltd.	7,367	55,223
SAI Global Ltd.	10,398	37,638
Seek Ltd.	8,085	118,646
SKILLED Group Ltd.	73,160	149,397
Transfield Services Ltd. *	320,558	541,186
Transpacific Industries Group Ltd.	236,814	187,557

		1,369,174

Consumer Durables & Apparel 0.1%
Billabong International Ltd. *	165,348	96,761
G.U.D. Holdings Ltd.	25,822	163,447

		260,208

Consumer Services 0.3%
Ardent Leisure Group	27,310	74,806
Aristocrat Leisure Ltd.	31,286	177,867
Echo Entertainment Group Ltd.	110,543	371,170
Flight Centre Travel Group Ltd.	3,551	131,759
Navitas Ltd.	9,535	44,559

		800,161

Diversified Financials 0.3%
ASX Ltd.	11,367	360,644
Challenger Ltd.	33,336	205,038
IOOF Holdings Ltd.	14,722	117,428
Perpetual Ltd.	4,447	181,827

		864,937

Energy 0.2%
AWE Ltd. *	120,468	186,746
Beach Energy Ltd.	128,230	132,641
Whitehaven Coal Ltd. *	49,690	66,640

		386,027

Food, Beverage & Tobacco 0.4%
Bega Cheese Ltd.	10,711	48,782
Goodman Fielder Ltd.	739,553	416,516
GrainCorp Ltd., Class A	31,680	245,029
Treasury Wine Estates Ltd.	101,294	413,580

		1,123,907

Health Care Equipment & Services 0.6%
Ansell Ltd.	15,238	267,284
Cochlear Ltd.	4,760	308,505
Primary Health Care Ltd.	73,566	301,476
Ramsay Health Care Ltd.	6,487	299,883
Sigma Pharmaceuticals Ltd.	702,797	478,828

		1,655,976

Insurance 0.1%
nib Holdings Ltd.	66,587	191,897

Materials 0.8%
Adelaide Brighton Ltd.	70,918	211,480
Atlas Iron Ltd.	75,477	22,593
CSR Ltd.	163,269	499,706
DuluxGroup Ltd.	22,872	108,090
Fortescue Metals Group Ltd.	91,174	281,394
Gunns Ltd. *(b)(c)	124,356	—
Iluka Resources Ltd.	52,115	334,563
Mount Gibson Iron Ltd.	150,856	59,943
Nufarm Ltd.	60,749	265,037
OceanaGold Corp. *	17,664	28,838
OZ Minerals Ltd.	127,555	438,320
PanAust Ltd.	29,468	44,685

		2,294,649

Media 0.2%
APN News & Media Ltd. *	89,219	57,908
Seven West Media Ltd.	123,552	186,813
Southern Cross Media Group Ltd.	104,397	90,029
Ten Network Holdings Ltd. *	584,661	114,293
Village Roadshow Ltd.	8,144	50,447

		499,490

Real Estate 0.7%
CFS Retail Property Trust Group	173,677	323,038
Charter Hall Retail REIT	29,474	105,691
Cromwell Property Group	51,538	44,812

See financial notes 33

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Dexus Property Group	494,864	528,914
Goodman Group	90,009	439,441
Investa Office Fund	47,811	150,849
The GPT Group	122,395	444,890

		2,037,635

Retailing 0.6%
Automotive Holdings Group Ltd.	58,109	195,911
Harvey Norman Holdings Ltd.	86,299	290,204
JB Hi-Fi Ltd. (a)	16,685	229,759
Myer Holdings Ltd. (a)	205,426	348,861
Pacific Brands Ltd.	668,163	277,652
Premier Investments Ltd.	19,654	186,480
Super Retail Group Ltd.	7,255	47,076

		1,575,943

Software & Services 0.0%
Iress Ltd.	5,223	45,446

Telecommunication Services 0.0%
iiNET Ltd.	6,079	42,898

Transportation 0.2%
Sydney Airport	130,196	506,167
Virgin Australia International Holdings (b)(c)	176,214	—

		506,167

Utilities 0.4%
APA Group	67,760	471,090
AusNet Services	211,435	255,604
DUET Group	212,149	459,207

		1,185,901

		16,217,963

Austria 0.7%

Capital Goods 0.2%
Wienerberger AG	28,794	348,197
Zumtobel Group AG	6,932	122,181

		470,378

Energy 0.0%
Schoeller-Bleckmann Oilfield Equipment AG	917	79,028

Insurance 0.1%
Vienna Insurance Group AG Wiener Versicherung Gruppe	5,775	278,013

Materials 0.1%
Lenzing AG	2,076	119,697
RHI AG	4,203	107,684

		227,381

Real Estate 0.1%
IMMOFINANZ AG *	81,125	245,599

Transportation 0.1%
Flughafen Wien AG	691	63,420
Oesterreichische Post AG	6,676	325,648

		389,068

Utilities 0.1%
Verbund AG (a)	6,556	132,668

		1,822,135

Belgium 1.4%

Diversified Financials 0.3%
Ackermans & van Haaren N.V.	1,124	140,171
Gimv N.V.	3,725	169,214
Groupe Bruxelles Lambert S.A.	3,997	357,202

		666,587

Energy 0.0%
Euronav N.V. *	4,414	46,846

Health Care Equipment & Services 0.1%
Agfa-Gevaert N.V. *	62,230	156,903
Arseus N.V.	735	29,321

		186,224

Materials 0.2%
Nyrstar N.V. *	103,843	350,052
Tessenderlo Chemie N.V. *	11,585	300,557

		650,609

Media 0.1%
Telenet Group Holding N.V. *	6,830	386,225

Real Estate 0.1%
Befimmo S.A.	1,255	96,721
Cofinimmo S.A.	1,614	187,467

		284,188

Retailing 0.1%
S.A. D’Ieteren N.V.	9,634	348,724

Technology Hardware & Equipment 0.1%
Barco N.V.	2,547	187,797
EVS Broadcast Equipment S.A.	1,949	63,168

		250,965

Telecommunication Services 0.2%
Mobistar S.A. *	24,830	532,079

Transportation 0.1%
bpost S.A.	4,564	112,986

Utilities 0.1%
Elia System Operator S.A./N.V.	5,579	276,748

		3,742,181

Canada 8.1%

Automobiles & Components 0.2%
Linamar Corp.	5,149	263,012
Martinrea International, Inc.	17,041	180,684

		443,696

Banks 0.2%
Canadian Western Bank	4,178	139,940
Genworth MI Canada, Inc.	6,359	222,301
Home Capital Group, Inc.	3,261	156,301
Laurentian Bank of Canada	3,550	156,168

		674,710

Capital Goods 0.7%
Aecon Group, Inc.	11,372	147,819
ATS Automation Tooling Systems, Inc. *	3,659	45,776
Bird Construction, Inc.	8,949	106,955
CAE, Inc.	25,184	322,663

34 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
MacDonald, Dettwiler & Associates Ltd.	3,733	284,649
New Flyer Industries, Inc.	3,722	42,932
Richelieu Hardware Ltd.	1,255	59,540
Russel Metals, Inc.	14,523	423,300
Toromont Industries Ltd.	10,964	261,782
Wajax Corp.	5,219	167,028
WSP Global, Inc.	4,211	128,193

		1,990,637

Commercial & Professional Supplies 0.5%
Morneau Shepell, Inc.	4,603	67,960
Newalta Corp.	7,555	136,413
Progressive Waste Solutions Ltd.	15,191	443,714
Ritchie Bros. Auctioneers, Inc.	7,322	178,981
Stantec, Inc.	2,905	184,061
Transcontinental, Inc., Class A	23,625	322,602

		1,333,731

Consumer Durables & Apparel 0.3%
Dorel Industries, Inc., Class B	9,342	290,277
Gildan Activewear, Inc.	6,036	359,573
lululemon athletica, Inc. *	3,130	130,365

		780,215

Consumer Services 0.0%
Great Canadian Gaming Corp. *	3,008	54,553

Diversified Financials 0.3%
AGF Management Ltd., Class B	25,456	231,285
CI Financial Corp.	14,420	419,275
Dundee Corp., Class A *	10,197	144,579

		795,139

Energy 1.8%
Advantage Oil & Gas Ltd. *	42,632	182,700
AltaGas Ltd.	8,523	351,643
Calfrac Well Services Ltd.	8,416	100,808
Enbridge Income Fund Holdings, Inc.	1,743	45,931
Enerflex Ltd.	14,620	208,848
Ensign Energy Services, Inc.	24,530	276,848
Freehold Royalties Ltd.	5,351	99,704
Gibson Energy, Inc.	14,596	424,521
Gran Tierra Energy, Inc. *	16,709	76,203
Keyera Corp.	5,709	454,167
Lightstream Resources Ltd.	82,696	218,654
MEG Energy Corp. *	1,433	34,584
Mullen Group Ltd.	12,532	243,513
NuVista Energy Ltd. *	11,612	106,842
Parkland Fuel Corp. (a)	15,972	312,482
Pason Systems, Inc.	3,942	94,331
Peyto Exploration & Development Corp.	6,990	197,287
Precision Drilling Corp.	41,568	346,323
Savanna Energy Services Corp. (a)	15,596	84,134
ShawCor Ltd.	6,519	287,182
Trican Well Service Ltd.	23,742	212,763
Trilogy Energy Corp.	1,732	26,985
Trinidad Drilling Ltd.	23,786	154,908
Veresen, Inc. (a)	23,897	375,084

		4,916,445

Food & Staples Retailing 0.2%
The Jean Coutu Group (PJC), Inc., Class A	11,194	256,646
The North West Co., Inc.	10,690	220,999

		477,645

Food, Beverage & Tobacco 0.2%
Cott Corp.	26,419	160,101
Maple Leaf Foods, Inc.	18,687	323,319
Rogers Sugar, Inc. (a)	14,547	57,308

		540,728

Insurance 0.1%
Industrial Alliance Insurance & Financial Services, Inc.	7,981	321,633

Materials 1.6%
Agnico-Eagle Mines Ltd.	13,646	321,581
Alamos Gold, Inc.	5,567	41,541
Canexus Corp.	10,068	34,571
Canfor Corp. *	7,083	164,907
Cascades, Inc.	22,103	122,963
CCL Industries, Inc., Class B	1,960	198,148
Centerra Gold, Inc.	45,663	178,268
Chemtrade Logistics Income Fund	7,975	147,110
Dominion Diamond Corp. *	9,488	132,759
Eldorado Gold Corp.	44,020	240,596
Franco-Nevada Corp.	3,091	144,697
HudBay Minerals, Inc.	31,201	238,911
IAMGOLD Corp. *	125,890	239,035
Labrador Iron Ore Royalty Corp.	1,995	34,694
Lundin Mining Corp. *	65,738	293,387
Major Drilling Group International, Inc.	17,673	103,179
Methanex Corp.	7,501	445,781
Nevsun Resources Ltd.	11,538	39,004
New Gold, Inc. *	25,922	94,070
Pan American Silver Corp.	16,776	155,100
SEMAFO, Inc. *	14,817	36,153
Sherritt International Corp.	138,922	345,133
Silver Wheaton Corp.	9,304	161,719
Thompson Creek Metals Co., Inc. *	63,540	120,084
West Fraser Timber Co., Ltd.	8,599	451,141

		4,484,532

Media 0.4%
Aimia, Inc.	22,898	330,147
Cineplex, Inc.	7,427	279,801
Cogeco Cable, Inc.	3,161	172,375
Corus Entertainment, Inc., Class B	11,897	218,929
Entertainment One Ltd.	9,062	45,480

		1,046,732

Real Estate 0.4%
Boardwalk REIT	1,984	125,689
Calloway REIT	5,552	135,863
Canadian REIT	2,731	119,921
Cominar REIT	2,940	49,772
Dream Office REIT	1,843	46,653
First Capital Realty, Inc.	7,355	120,142
FirstService Corp.	826	43,651

See financial notes 35

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Granite REIT	4,563	168,220
H&R REIT	8,451	168,188
RioCan REIT (a)	11,529	271,589

		1,249,688

Retailing 0.3%
Dollarama, Inc.	3,294	289,403
Hudson’s Bay Co.	5,233	90,819
Reitmans (Canada) Ltd., Class A	44,519	242,928
Sears Canada, Inc. (a)	22,273	214,420

		837,570

Software & Services 0.2%
Constellation Software, Inc.	252	70,991
DH Corp.	8,317	265,660
Open Text Corp.	4,061	224,300

		560,951

Telecommunication Services 0.1%
Manitoba Telecom Services, Inc.	7,273	191,722

Transportation 0.2%
TransForce, Inc.	14,990	366,554
Westshore Terminals Investment Corp.	3,808	116,059

		482,613

Utilities 0.4%
Capital Power Corp.	16,800	381,300
Just Energy Group, Inc. (a)	37,408	182,219
Northland Power, Inc.	6,988	103,978
Superior Plus Corp. (a)	33,973	368,050

		1,035,547

		22,218,487

Denmark 1.4%

Banks 0.2%
Jyske Bank A/S - Reg’d *	5,184	279,515
Sydbank A/S *	9,639	305,999

		585,514

Capital Goods 0.2%
NKT Holding A/S	4,643	240,840
Rockwool International A/S, B Shares	1,095	159,410

		400,250

Consumer Durables & Apparel 0.1%
Pandora A/S	3,303	278,481

Food, Beverage & Tobacco 0.1%
Royal UNIBREW *	705	115,241
Schouw & Co.	2,787	123,480

		238,721

Health Care Equipment & Services 0.2%
Coloplast A/S, Class B	3,557	310,032
GN Store Nord A/S	9,224	214,619
William Demant Holding A/S *	1,439	109,064

		633,715

Insurance 0.1%
Topdanmark A/S *	5,015	159,627
Tryg A/S	2,101	227,360

		386,987

Materials 0.2%
Chr. Hansen Holding A/S	3,628	146,150
Novozymes A/S, B Shares	9,315	431,347

		577,497

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
H. Lundbeck A/S	10,127	214,747

Software & Services 0.1%
SimCorp A/S	4,834	145,882

Transportation 0.1%
D/S Norden A/S (a)	9,140	240,353
DFDS A/S	770	65,259

		305,612

		3,767,406

Finland 1.3%

Capital Goods 0.3%
Cargotec Oyj, B Shares (a)	6,463	195,105
Cramo Oyj	6,618	96,518
Konecranes Oyj	8,772	245,815
Outotec Oyj (a)	25,176	166,615
Ramirent Oyj	12,186	97,258
Uponor Oyj	9,333	124,057

		925,368

Commercial & Professional Supplies 0.0%
Caverion Corp.	11,322	90,946

Consumer Durables & Apparel 0.1%
Amer Sports Oyj	16,240	311,266

Food, Beverage & Tobacco 0.0%
Raisio Oyj, V Shares	9,480	47,282

Materials 0.5%
Huhtamaki Oyj	16,206	411,230
Kemira Oyj	20,391	263,320
Metsa Board Oyj	41,680	186,178
Outokumpu Oyj *	45,497	258,292
Tikkurila Oyj	5,026	103,793

		1,222,813

Media 0.1%
Sanoma Oyj	53,068	305,112

Real Estate 0.0%
Sponda Oyj	19,699	90,193

Retailing 0.1%
Stockmann Oyj Abp, B Shares	13,343	147,644

Software & Services 0.2%
Tieto Oyj	16,365	414,919

		3,555,543

France 4.3%

Automobiles & Components 0.0%
Plastic Omnium S.A.	5,405	123,099

Banks 0.1%
Natixis S.A.	58,918	405,561

Capital Goods 0.3%
Areva S.A. *(a)	7,697	103,634
Mersen	5,927	142,602
Saft Groupe S.A.	4,420	131,476

36 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Zodiac Aerospace	13,124	400,449

		778,161

Commercial & Professional Supplies 0.5%
Bureau Veritas S.A.	13,791	341,106
Derichebourg S.A.	49,756	124,891
Edenred	14,996	415,723
Societe BIC S.A.	3,142	391,950

		1,273,670

Consumer Durables & Apparel 0.1%
Beneteau S.A. *	2,938	43,445
SEB S.A.	4,368	357,431

		400,876

Consumer Services 0.1%
Club Mediterranee S.A. *	7,134	201,060

Diversified Financials 0.1%
Eurazeo S.A.	4,674	312,840

Energy 0.1%
Bourbon S.A.	7,562	196,160
Etablissements Maurel et Prom *	9,861	117,860

		314,020

Food, Beverage & Tobacco 0.1%
Remy Cointreau S.A.	2,167	154,219
Vilmorin & Cie S.A.	913	91,653

		245,872

Health Care Equipment & Services 0.1%
BioMerieux	1,711	180,494
Orpea	2,598	158,510

		339,004

Insurance 0.1%
Euler Hermes Group	1,841	180,343

Materials 0.3%
Eramet *	2,999	278,643
Imerys S.A.	5,036	361,372
Vicat S.A.	1,938	132,538

		772,553

Media 0.5%
Havas S.A.	27,660	223,571
IPSOS	4,529	117,455
JC Decaux S.A.	6,077	201,701
Metropole Television S.A.	16,921	292,829
Societe Television Francaise 1	24,069	358,833
Technicolor S.A. - Reg’d *	50,978	300,975

		1,495,364

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Ipsen S.A.	3,339	164,127

Real Estate 0.7%
Fonciere Des Regions	4,394	403,965
Gecina S.A.	2,190	296,393
ICADE	4,525	360,020
Klepierre	8,747	378,587
Mercialys S.A.	6,307	139,301
Nexity S.A.	9,068	325,560

		1,903,826

Retailing 0.0%
Groupe Fnac *	1,534	64,594

Software & Services 0.4%
Alten S.A.	3,504	149,877
Altran Technologies S.A.	15,678	154,027
Dassault Systemes S.A.	5,047	320,035
Sopra Group S.A.	500	37,479
UBISOFT Entertainment *	22,399	405,542

		1,066,960

Technology Hardware & Equipment 0.2%
Ingenico	2,055	204,726
Neopost S.A.	6,385	443,118

		647,844

Telecommunication Services 0.1%
Iliad S.A.	1,021	223,267

Transportation 0.4%
Aeroports de Paris	3,266	386,577
Bollore S.A.	452	214,294
Groupe Eurotunnel S.A. - Reg’d	27,070	342,144
Norbert Dentressangle S.A.	332	48,527

		991,542

		11,904,583

Germany 3.3%

Automobiles & Components 0.2%
ElringKlinger AG	3,342	102,225
Grammer AG	2,139	78,378
Leoni AG	5,793	332,770
SAF-Holland S.A.	3,128	39,195

		552,568

Banks 0.1%
Aareal Bank AG	3,404	146,254

Capital Goods 0.6%
Bauer AG *	5,064	78,497
BayWa AG	4,694	185,937
Deutz AG	20,224	91,106
DMG MORI SEIKI AG	6,943	177,773
Duerr AG	1,692	118,853
Heidelberger Druckmaschinen AG *	70,319	179,602
Indus Holding AG	4,682	215,223
KION Group AG	1,216	44,297
Krones AG	1,840	176,530
Norma Group SE	1,306	61,218
Pfeiffer Vacuum Technology AG	1,290	100,458
SGL Carbon SE *	4,536	70,309
Vossloh AG	1,837	105,814

		1,605,617

Consumer Durables & Apparel 0.2%
Gerry Weber International AG	2,651	106,629
Hugo Boss AG	1,725	229,181
Puma SE	522	109,680

		445,490

Diversified Financials 0.0%
Aurelius AG	1,359	47,364

Health Care Equipment & Services 0.4%
Celesio AG	24,277	800,942

See financial notes 37

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Rhoen-Klinikum AG	13,402	399,044

		1,199,986

Insurance 0.0%
Talanx AG	4,038	130,306

Materials 0.4%
Evonik Industries AG	5,163	172,880
Fuchs Petrolub SE	2,794	102,824
Symrise AG	9,220	519,817
Wacker Chemie AG	3,351	406,071

		1,201,592

Media 0.2%
Axel Springer SE	5,479	301,403
Kabel Deutschland Holding AG *	2,624	355,718

		657,121

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Gerresheimer AG	3,745	208,379
Stada Arzneimittel AG	7,617	293,490

		501,869

Real Estate 0.1%
Deutsche Euroshop AG	2,751	123,081
GAGFAH S.A. *	9,697	181,344

		304,425

Retailing 0.1%
Fielmann AG	2,040	133,121
Takkt AG	3,109	48,489

		181,610

Semiconductors & Semiconductor Equipment 0.1%
Aixtron SE *	13,058	159,326
Kontron AG *	17,059	98,785
SMA Solar Technology AG *(a)	3,014	75,052

		333,163

Software & Services 0.3%
Bechtle AG	2,546	198,353
Software AG	10,319	259,880
United Internet AG - Reg’d	5,119	200,759
Wirecard AG	1,163	41,727

		700,719

Technology Hardware & Equipment 0.1%
Jenoptik AG	7,149	81,903
Wincor Nixdorf AG	6,268	288,267

		370,170

Telecommunication Services 0.1%
Drillisch AG	1,257	43,780
Telefonica Deutschland Holding AG *	63,029	310,158

		353,938

Transportation 0.2%
Fraport AG Frankfurt Airport Services Worldwide	4,355	269,839
Hamburger Hafen und Logistik AG	4,873	106,804
Sixt SE	3,560	115,167

		491,810

		9,224,002

Greece 0.0%

Banks 0.0%
TT Hellenic Postbank S.A. *(b)(c)	24,275	—

Hong Kong 2.8%

Automobiles & Components 0.0%
Xinyi Glass Holdings Ltd.	170,000	100,444

Banks 0.1%
Bank of East Asia Ltd.	86,400	360,813

Capital Goods 0.1%
Johnson Electric Holdings Ltd.	42,500	143,602

Consumer Durables & Apparel 0.1%
Techtronic Industries Co., Ltd.	112,000	350,627

Consumer Services 0.3%
Cafe De Coral Holdings Ltd.	36,000	129,079
Galaxy Entertainment Group Ltd.	25,000	170,947
MGM China Holdings Ltd.	16,800	54,009
SJM Holdings Ltd.	144,000	304,357
Wynn Macau Ltd.	62,400	225,583

		883,975

Diversified Financials 0.1%
First Pacific Co., Ltd.	352,000	379,881

Food & Staples Retailing 0.1%
Dairy Farm International Holdings Ltd.	18,000	172,800

Media 0.1%
Television Broadcasts Ltd.	29,600	162,024

Real Estate 1.0%
Great Eagle Holdings Ltd.	33,000	111,081
Hang Lung Group Ltd.	57,000	286,770
Hang Lung Properties Ltd.	122,000	380,973
Henderson Land Development Co., Ltd.	45,040	304,280
Hongkong Land Holdings Ltd.	72,000	502,122
Hysan Development Co., Ltd.	22,000	100,383
Sino Land Co., Ltd.	236,000	390,079
Swire Properties Ltd.	56,000	179,441
Wheelock & Co., Ltd.	91,000	438,631

		2,693,760

Retailing 0.2%
Chow Sang Sang Holdings International Ltd.	73,000	180,472
Giordano International Ltd.	222,000	113,096
Luk Fook Holdings International Ltd.	55,000	163,993

		457,561

Technology Hardware & Equipment 0.1%
VTech Holdings Ltd.	27,200	340,563

Telecommunication Services 0.0%
Hutchison Telecommunications Hong Kong Holdings Ltd.	312,000	124,356

Transportation 0.6%
Cathay Pacific Airways Ltd.	223,000	418,270
MTR Corp., Ltd.	107,500	438,329
Orient Overseas International Ltd.	88,500	504,208

38 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Pacific Basin Shipping Ltd.	513,000	246,870

		1,607,677

		7,778,083

Ireland 0.9%

Capital Goods 0.5%
DCC plc	11,747	658,311
Fly Leasing Ltd. ADR	4,008	49,619
Grafton Group plc	37,939	385,132
Kingspan Group plc	15,941	249,306

		1,342,368

Consumer Services 0.1%
Paddy Power plc	2,537	185,167

Food & Staples Retailing 0.0%
Fyffes plc	33,201	38,693

Food, Beverage & Tobacco 0.1%
C&C Group plc	40,868	182,013
Glanbia plc	11,425	161,393

		343,406

Health Care Equipment & Services 0.1%
UDG Healthcare plc	47,190	248,513

Materials 0.1%
James Hardie Industries plc CDI	17,661	188,384

Pharmaceuticals, Biotechnology & Life Sciences 0.0%
ICON plc *	1,824	95,961

Transportation 0.0%
Aer Lingus Group plc	49,941	89,808
Irish Continental Group plc	13,128	45,899

		135,707

		2,578,199

Israel 1.2%

Banks 0.2%
Bank Hapoalim B.M.	67,132	345,586
Israel Discount Bank Ltd., Class A *	105,180	169,636
Mizrahi Tefahot Bank Ltd. *	11,889	131,612

		646,834

Capital Goods 0.2%
Discount Investment Corp., Ltd. - Reg’d *	28,763	200,260
Elbit Systems Ltd.	3,201	194,701

		394,961

Energy 0.2%
Delek Group Ltd.	564	194,946
Oil Refineries Ltd. *	550,911	179,824
Paz Oil Co., Ltd.	1,431	202,248

		577,018

Food & Staples Retailing 0.0%
Shufersal Ltd.	30,635	75,645

Materials 0.1%
The Israel Corp., Ltd. *	774	377,611

Software & Services 0.3%
Check Point Software Technologies Ltd. *	7,043	522,943
NICE-Systems Ltd.	3,800	154,061

		677,004

Telecommunication Services 0.2%
B Communications Ltd.	2,350	45,912
Cellcom Israel Ltd.	27,339	280,977
Partner Communications Co., Ltd. *	33,546	224,434

		551,323

		3,300,396

Italy 2.1%

Automobiles & Components 0.0%
Piaggio & C. S.p.A. *	42,064	117,624

Banks 0.4%
Banca Carige S.p.A. *	860,183	72,006
Banca Popolare Di Milano Scarl *	635,469	478,968
Banca Popolare Di Sondrio Scarl	64,815	260,132
Credito Valtellinese Scarl *	166,438	172,342

		983,448

Capital Goods 0.1%
Astaldi S.p.A.	10,209	71,418
C.I.R. S.p.A. - Compagnie Industriali Riunite *	153,162	153,613
Danieli & Co., Officine Meccaniche S.p.A.	1,353	31,568

		256,599

Consumer Durables & Apparel 0.2%
De’Longhi S.p.A.	5,739	112,317
Geox S.p.A. *(a)	25,394	77,721
Indesit Co., S.p.A. *	8,758	120,397
Prada S.p.A. (a)	22,200	136,953
Safilo Group S.p.A. *	6,615	89,690
Tod’s S.p.A.	966	89,124

		626,202

Consumer Services 0.2%
Autogrill S.p.A. *	25,734	174,411
GTECH S.p.A.	11,065	257,891

		432,302

Energy 0.2%
ERG S.p.A.	21,737	249,107
Saras S.p.A. *	217,266	221,754

		470,861

Food & Staples Retailing 0.0%
MARR S.p.A.	2,813	44,858

Food, Beverage & Tobacco 0.1%
Davide Campari-Milano S.p.A.	22,013	158,308
Parmalat S.p.A.	72,053	216,523

		374,831

Health Care Equipment & Services 0.0%
Sorin S.p.A. *	43,416	97,144

Insurance 0.1%
Mediolanum S.p.A.	14,275	96,243

See financial notes 39

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Societa Cattolica di Assicurazioni S.c.r.l.	6,123	94,833
Unipol Gruppo Finanziario S.p.A.	26,392	127,672

		318,748

Materials 0.1%
Buzzi Unicem S.p.A.	22,739	307,680

Media 0.0%
RCS MediaGroup S.p.A. *(a)	76,748	80,963

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Recordati S.p.A.	9,395	162,559

Real Estate 0.0%
Beni Stabili S.p.A	143,990	99,284

Retailing 0.0%
World Duty Free S.p.A. *	6,557	55,674

Technology Hardware & Equipment 0.0%
Esprinet S.p.A.	5,092	42,080

Transportation 0.2%
Alitalia S.p.A. *(b)(c)	14,782	—
Ansaldo STS S.p.A.	12,208	140,241
ASTM S.p.A.	11,802	141,964
Societa Iniziative Autostradali e Servizi S.p.A.	15,824	158,552

		440,757

Utilities 0.4%
ACEA S.p.A.	12,263	149,986
Enel Green Power S.p.A.	121,030	297,525
Hera S.p.A.	128,882	339,409
Iren S.p.A.	150,545	182,044

		968,964

		5,880,578

Japan 38.5%

Automobiles & Components 3.3%
Aisan Industry Co., Ltd.	11,300	90,611
Akebono Brake Industry Co., Ltd.	24,600	95,888
Calsonic Kansei Corp.	73,000	404,161
Exedy Corp.	9,100	230,023
F.C.C. Co., Ltd.	12,100	205,928
Futaba Industrial Co., Ltd.	47,500	264,837
G-Tekt Corp.	4,400	43,887
Keihin Corp.	19,300	243,837
Koito Manufacturing Co., Ltd.	20,400	614,698
KYB Co., Ltd.	55,000	236,830
Mitsuba Corp.	7,000	111,415
Mitsubishi Motors Corp.	36,900	379,671
Musashi Seimitsu Industry Co., Ltd.	8,400	164,907
NGK Spark Plug Co., Ltd.	18,600	485,097
Nifco, Inc.	8,500	269,336
Nippon Seiki Co., Ltd.	12,000	255,637
Nissan Shatai Co., Ltd.	26,500	364,657
Nissin Kogyo Co., Ltd.	11,500	177,737
NOK Corp.	23,500	595,360
Pacific Industrial Co., Ltd.	6,500	49,254
Press Kogyo Co., Ltd.	40,000	159,789
Riken Corp.	27,000	105,877
Sanden Corp.	29,000	167,250
Showa Corp.	16,600	179,570
Sumitomo Riko Co., Ltd.	18,400	158,138
Tachi-S Co., Ltd.	14,700	186,393
Takata Corp.	10,100	131,986
The Yokohama Rubber Co., Ltd.	43,000	390,334
Tokai Rika Co., Ltd.	16,800	319,978
Topre Corp.	3,500	49,561
Toyo Tire & Rubber Co., Ltd.	14,700	242,494
Toyoda Gosei Co., Ltd.	23,400	449,556
Toyota Boshoku Corp. (a)	38,100	432,687
TS Tech Co., Ltd.	10,400	255,618
Unipres Corp.	17,100	340,287
Yorozu Corp.	6,800	117,011

		8,970,300

Banks 2.3%
Aozora Bank Ltd.	79,000	277,678
Fukuoka Financial Group, Inc.	101,000	516,822
Hokuhoku Financial Group, Inc.	178,000	357,581
North Pacific Bank Ltd.	19,800	81,625
Senshu Ikeda Holdings, Inc.	9,400	48,630
Seven Bank Ltd.	46,100	192,532
Shinsei Bank Ltd.	147,000	330,364
Suruga Bank Ltd.	11,100	232,061
The 77 Bank Ltd.	28,000	156,319
The Awa Bank Ltd.	20,000	119,932
The Bank of Kyoto Ltd.	21,000	181,976
The Chiba Bank Ltd.	28,000	198,884
The Chugoku Bank Ltd.	16,900	249,791
The Daishi Bank Ltd.	31,000	109,698
The Gunma Bank Ltd.	41,000	255,859
The Hachijuni Bank Ltd.	42,000	257,158
The Higo Bank Ltd.	9,000	51,229
The Hiroshima Bank Ltd.	40,000	199,975
The Hyakugo Bank Ltd.	27,000	113,865
The Iyo Bank Ltd.	21,500	229,586
The Joyo Bank Ltd.	44,000	235,605
The Juroku Bank Ltd.	33,000	130,152
The Kagoshima Bank Ltd.	16,000	103,762
The Keiyo Bank Ltd.	30,000	156,846
The Musashino Bank Ltd.	3,800	128,756
The Nishi-Nippon City Bank Ltd.	76,000	208,333
The Ogaki Kyoritsu Bank Ltd.	51,000	141,890
The San-in Godo Bank Ltd.	20,000	154,095
The Shiga Bank Ltd.	17,000	95,213
The Shizuoka Bank Ltd.	39,000	402,978
TOMONY Holdings, Inc.	10,700	47,735
Yamaguchi Financial Group, Inc.	27,000	257,874

		6,224,804

Capital Goods 7.0%
Aica Kogyo Co., Ltd.	7,800	161,453
Amada Co., Ltd.	48,500	423,576
Asahi Diamond Industrial Co., Ltd.	8,600	104,357
Central Glass Co., Ltd.	77,000	251,724
Chiyoda Corp.	20,000	206,037
Chudenko Corp.	2,900	46,320
CKD Corp.	10,900	95,624
COMSYS Holdings Corp.	28,100	501,658
Daifuku Co., Ltd.	14,800	171,414
Daihen Corp.	24,000	84,973
DMG Mori Seiki Co., Ltd.	13,500	158,997
Ebara Corp.	75,000	412,084

40 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Fuji Electric Co., Ltd.	85,000	373,445
Fuji Machine Manufacturing Co., Ltd.	18,038	173,633
Fujikura Ltd.	111,000	466,267
Fujitec Co., Ltd.	9,100	90,853
Furukawa Co., Ltd.	49,000	96,305
Futaba Corp.	8,300	117,591
Glory Ltd.	10,600	273,156
GS Yuasa Corp.	54,000	269,603
Hazama Ando Corp.	7,200	48,405
Hitachi Construction Machinery Co., Ltd.	25,300	517,496
Hitachi Koki Co., Ltd.	13,400	115,216
Hitachi Zosen Corp.	45,300	240,415
Hoshizaki Electric Co., Ltd.	6,600	319,689
Inaba Denki Sangyo Co., Ltd.	7,600	264,919
Inabata & Co., Ltd.	25,300	244,551
Iseki & Co., Ltd.	38,000	88,015
Iwatani Corp.	58,000	396,554
Kandenko Co., Ltd.	50,000	262,350
Kanematsu Corp.	173,000	275,262
Keihan Electric Railway Co., Ltd.	67,000	328,378
Kitz Corp.	30,500	139,771
Komori Corp.	11,300	111,136
Kuroda Electric Co., Ltd.	12,900	181,383
Kyowa Exeo Corp.	27,000	330,621
Kyudenko Corp.	8,000	89,958
Mabuchi Motor Co., Ltd.	2,600	224,575
Maeda Corp.	26,000	229,872
Maeda Road Construction Co., Ltd.	16,000	246,631
Makino Milling Machine Co., Ltd.	16,000	109,071
Meidensha Corp.	30,000	111,167
Minebea Co., Ltd.	39,000	534,395
Mirait Holdings Corp.	28,300	316,786
MISUMI Group, Inc.	10,600	334,471
Miura Co., Ltd.	14,700	172,035
Nabtesco Corp.	12,000	290,406
Nachi-Fujikoshi Corp.	25,000	155,357
Namura Shipbuilding Co., Ltd.	5,400	52,854
NGK Insulators Ltd.	24,000	516,912
Nichias Corp.	24,000	145,838
Nichiha Corp.	4,600	39,413
Nippo Corp.	14,000	255,902
Nippon Densetsu Kogyo Co., Ltd.	10,200	144,069
Nippon Steel & Sumikin Bussan Corp.	27,000	98,251
Nishimatsu Construction Co., Ltd.	74,000	359,298
Nishio Rent All Co., Ltd.	1,100	39,786
Nisshinbo Holdings, Inc.	40,000	330,338
Nitta Corp.	4,300	96,684
Nitto Boseki Co., Ltd.	20,000	71,268
Nitto Kogyo Corp.	4,900	85,666
Noritz Corp.	9,200	170,086
NTN Corp.	114,000	492,910
Oiles Corp.	5,980	117,376
OKUMA Corp.	19,000	136,422
Okumura Corp.	38,000	215,732
OSG Corp.	9,100	148,386
Penta-Ocean Construction Co., Ltd.	60,500	197,732
Ryobi Ltd.	52,000	141,928
Sanki Engineering Co., Ltd.	20,000	139,733
Sankyo Tateyama, Inc.	8,500	152,372
Sanwa Holdings Corp.	35,000	242,690
Shinmaywa Industries Ltd.	21,000	188,603
SHO-BOND Holdings Co., Ltd.	1,100	42,504
Sintokogio Ltd.	16,100	111,823
Tadano Ltd.	9,000	134,535
Taikisha Ltd.	6,500	144,446
Takara Standard Co., Ltd.	22,000	179,662
Takasago Thermal Engineering Co., Ltd.	16,200	209,080
The Japan Steel Works Ltd.	80,000	286,162
The Nippon Road Co., Ltd.	21,000	116,755
THK Co., Ltd.	16,100	404,961
Toa Corp.	60,000	110,296
Toda Corp.	65,000	287,427
Toshiba Machine Co., Ltd.	28,000	111,270
Toshiba Plant Systems & Services Corp.	7,000	117,168
Totetsu Kogyo Co., Ltd.	4,700	106,469
Toyo Engineering Corp.	35,000	179,257
Trusco Nakayama Corp.	8,200	219,921
Tsubakimoto Chain Co.	20,000	157,765
Ushio, Inc.	22,800	239,280
Yamazen Corp.	23,300	181,443
Yuasa Trading Co., Ltd.	7,000	132,040

		19,210,468

Commercial & Professional Supplies 0.9%
Aeon Delight Co., Ltd.	5,400	131,917
Daiseki Co., Ltd.	2,400	42,026
Duskin Co., Ltd.	16,900	276,755
Kokuyo Co., Ltd.	39,200	312,217
Meitec Corp.	4,500	141,115
Moshi Moshi Hotline, Inc.	12,400	123,750
Nissha Printing Co., Ltd.	9,300	149,947
Nomura Co., Ltd.	5,500	52,715
Okamura Corp.	16,000	116,751
Park24 Co., Ltd.	10,000	151,317
Sato Holdings Corp.	4,200	110,621
Sohgo Security Services Co., Ltd.	15,500	362,476
Temp Holdings Co., Ltd.	6,300	204,716
Toppan Forms Co., Ltd.	19,700	185,799

		2,362,122

Consumer Durables & Apparel 1.9%
Alpine Electronics, Inc.	13,900	237,266
Asics Corp.	16,000	374,671
Casio Computer Co., Ltd.	34,200	545,337
Fujitsu General Ltd.	5,000	62,592
Funai Electric Co., Ltd.	21,000	188,331
Gunze Ltd.	73,000	203,162
Haseko Corp.	37,400	274,139
Heiwa Corp.	2,400	49,143
Kurabo Industries Ltd.	77,000	128,031
Misawa Homes Co., Ltd.	4,300	39,417
Mizuno Corp.	16,000	80,163
Onward Holdings Co., Ltd.	46,000	282,660
PanaHome Corp.	26,000	173,995
Pioneer Corp. *	134,800	353,663
Rinnai Corp.	4,000	355,308
Sangetsu Co., Ltd.	8,700	220,315
Sankyo Co., Ltd.	11,400	414,858

See financial notes 41

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Seiren Co., Ltd.	5,800	50,649
Tamron Co., Ltd.	4,600	91,056
Token Corp.	3,250	147,155
Tomy Co., Ltd.	31,100	160,879
TSI Holdings Co., Ltd.	29,000	184,362
Wacoal Holdings Corp.	24,000	249,930
Yamaha Corp.	35,900	492,079

		5,359,161

Consumer Services 0.8%
Accordia Golf Co., Ltd.	15,800	166,474
Doutor Nichires Holdings Co., Ltd.	8,800	131,096
Dynam Japan Holdings Co., Ltd.	28,000	78,798
H.I.S. Co., Ltd.	7,900	205,226
McDonald’s Holdings Co., Ltd. (a)	14,733	359,595
MOS Food Services, Inc.	4,600	89,757
Plenus Co., Ltd.	5,700	102,527
Resorttrust, Inc.	6,200	149,474
Round One Corp.	21,000	126,692
Royal Holdings Co., Ltd.	8,400	134,123
Saint Marc Holdings Co., Ltd.	800	41,825
Saizeriya Co., Ltd.	12,000	177,578
Tokyo Dome Corp.	19,000	80,944
Yoshinoya Holdings Co., Ltd.	15,800	181,016
Zensho Holdings Co., Ltd. (a)	17,800	161,577

		2,186,702

Diversified Financials 0.7%
Acom Co., Ltd. *	51,700	172,329
AEON Financial Service Co., Ltd.	9,300	194,357
Aiful Corp. *	39,900	165,732
Century Tokyo Leasing Corp.	4,300	112,604
Daiwa Securities Group, Inc.	51,000	403,051
Fuyo General Lease Co., Ltd.	1,100	43,429
Hitachi Capital Corp.	5,200	128,531
Jaccs Co., Ltd.	29,000	173,301
Mitsubishi UFJ Lease & Finance Co., Ltd.	34,600	182,672
Orient Corp. *	100,700	205,255
SBI Holdings, Inc.	18,100	208,721

		1,989,982

Energy 0.2%
Japan Petroleum Exploration Co.	7,100	232,116
San-Ai Oil Co., Ltd.	34,000	235,351
Shinko Plantech Co., Ltd.	15,500	118,494

		585,961

Food & Staples Retailing 1.6%
Ain Pharmaciez, Inc.	5,000	135,451
Arcs Co., Ltd.	15,200	334,983
Cawachi Ltd.	11,800	183,466
Cocokara fine, Inc.	8,800	213,922
Cosmos Pharmaceutical Corp.	1,000	142,979
FamilyMart Co., Ltd.	9,300	373,423
Heiwado Co., Ltd.	15,700	292,270
Kato Sangyo Co., Ltd.	15,500	329,814
Matsumotokiyoshi Holdings Co., Ltd.	13,200	383,883
Ministop Co., Ltd.	3,400	48,408
Mitsubishi Shokuhin Co., Ltd.	7,600	171,195
San-A Co., Ltd.	5,100	171,915
Sugi Holdings Co., Ltd.	6,900	301,345
Sundrug Co., Ltd.	6,000	289,845
Tsuruha Holdings, Inc.	7,200	425,093
Valor Co., Ltd.	23,300	377,683
Welcia Holdings Co., Ltd. (a)	4,400	146,992
Yaoko Co., Ltd.	1,300	79,860
Yokohama Reito Co., Ltd.	20,900	154,967

		4,557,494

Food, Beverage & Tobacco 2.4%
Calbee, Inc.	7,500	262,683
Coca-Cola East Japan Co., Ltd.	9,700	174,533
Dydo Drinco, Inc.	3,500	149,983
Ezaki Glico Co., Ltd.	10,500	339,899
Fuji Oil Co., Ltd.	18,300	290,619
Hokuto Corp.	6,000	109,393
House Foods Group, Inc.	17,200	294,331
Ito En Ltd. (a)	13,900	276,430
Itoham Foods, Inc.	70,000	360,061
J-Oil Mills, Inc.	47,000	152,688
Kagome Co., Ltd.	15,300	248,221
Kikkoman Corp.	24,000	552,029
Megmilk Snow Brand Co., Ltd.	28,700	380,794
Mitsui Sugar Co., Ltd.	23,000	79,780
Morinaga & Co., Ltd.	70,000	150,102
Morinaga Milk Industry Co., Ltd.	129,000	431,324
Nichirei Corp.	95,000	404,333
Nippon Flour Mills Co., Ltd.	50,000	250,966
Nippon Suisan Kaisha Ltd. *	95,100	281,125
Prima Meat Packers Ltd.	56,000	131,980
Sapporo Holdings Ltd.	84,000	363,536
Takara Holdings, Inc.	30,200	240,422
The Nisshin Oillio Group Ltd.	62,000	222,196
Warabeya Nichiyo Co., Ltd.	7,600	133,270
Yakult Honsha Co., Ltd.	7,600	420,883

		6,701,581

Health Care Equipment & Services 0.6%
Hogy Medical Co., Ltd.	900	46,755
Miraca Holdings, Inc.	8,100	340,033
Nichii Gakkan Co.	16,300	126,483
Nihon Kohden Corp.	4,600	235,183
Nikkiso Co., Ltd.	4,100	42,406
Nipro Corp.	22,800	187,849
Paramount Bed Holdings Co., Ltd.	1,600	45,508
Ship Healthcare Holdings, Inc.	3,800	88,944
Sysmex Corp.	9,700	414,094
Toho Holdings Co., Ltd.	21,000	274,729

		1,801,984

Household & Personal Products 0.5%
Fancl Corp.	13,000	178,328
Kobayashi Pharmaceutical Co., Ltd.	4,200	259,252
Kose Corp.	4,900	200,250
Lion Corp.	46,000	259,894
Mandom Corp.	4,100	137,542
Pigeon Corp.	2,600	162,077
Pola Orbis Holdings, Inc.	4,100	168,377

		1,365,720

Insurance 0.1%
Sony Financial Holdings, Inc.	14,999	239,454

42 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Materials 4.3%
ADEKA Corp.	23,400	302,055
Aichi Steel Corp.	46,000	165,439
Asahi Holdings, Inc.	12,200	203,095
Chugoku Marine Paints Ltd.	19,000	150,152
Daido Steel Co., Ltd.	65,000	249,356
Daio Paper Corp.	24,000	206,244
Dowa Holdings Co., Ltd.	46,000	387,348
Earth Chemical Co., Ltd.	3,500	128,348
FP Corp.	4,600	132,576
Fuji Seal International, Inc.	4,400	132,632
Fujimori Kogyo Co., Ltd.	1,400	38,656
Hitachi Metals Ltd.	24,990	421,901
Hokuetsu Kishu Paper Co., Ltd.	46,700	194,350
Ishihara Sangyo Kaisha Ltd. *	128,000	105,201
Kansai Paint Co., Ltd.	22,000	336,304
Konishi Co., Ltd.	2,500	43,149
Kureha Corp.	38,000	188,466
Kyoei Steel Ltd.	7,900	131,490
Lintec Corp.	14,800	309,002
Maruichi Steel Tube Ltd.	10,100	238,515
Mitsubishi Gas Chemical Co., Inc.	73,000	436,772
Mitsubishi Steel Manufacturing Co., Ltd.	52,000	114,933
Nihon Parkerizing Co., Ltd.	6,500	155,153
Nippon Denko Co., Ltd.	48,000	120,563
Nippon Kayaku Co., Ltd.	26,000	341,875
Nippon Light Metal Holdings Co., Ltd.	113,500	167,628
Nippon Paint Holdings Co., Ltd.	14,000	317,903
Nippon Shokubai Co., Ltd.	32,000	383,569
Nippon Soda Co., Ltd.	31,000	176,529
Nissan Chemical Industries Ltd.	21,400	396,774
Nisshin Steel Co., Ltd.	13,100	122,315
Nittetsu Mining Co., Ltd.	27,000	102,357
NOF Corp.	31,000	205,444
Pacific Metals Co., Ltd. *	49,000	155,017
Rengo Co., Ltd.	78,000	343,360
Sakata INX Corp.	5,500	56,281
Sanyo Chemical Industries Ltd.	19,000	118,469
Sanyo Special Steel Co., Ltd.	40,000	137,284
Sumitomo Bakelite Co., Ltd.	66,000	259,738
Sumitomo Osaka Cement Co., Ltd.	79,000	246,955
The Nippon Synthetic Chemical Industry Co., Ltd.	6,000	36,634
Toagosei Co., Ltd.	70,000	305,930
Toho Zinc Co., Ltd.	38,000	130,145
Tokai Carbon Co., Ltd.	76,000	198,250
Tokuyama Corp.	134,000	391,696
Tokyo Ohka Kogyo Co., Ltd.	7,500	211,527
Tokyo Steel Manufacturing Co., Ltd.	54,700	293,433
Topy Industries Ltd.	101,000	195,272
Toyo Ink SC Holdings Co., Ltd.	54,000	249,074
Toyo Kohan Co., Ltd.	20,000	115,456
Toyobo Co., Ltd.	248,000	356,969
UACJ Corp.	37,300	137,418
Yamato Kogyo Co., Ltd.	7,300	236,483
Yodogawa Steel Works Ltd.	48,000	187,819
Zeon Corp.	31,000	286,946

		11,756,250

Media 0.6%
Asatsu-DK, Inc.	13,400	338,171
Avex Group Holdings, Inc.	6,900	102,489
CyberAgent, Inc.	3,200	124,615
Daiichikosho Co., Ltd.	8,600	217,034
SKY Perfect JSAT Holdings, Inc.	43,900	269,493
Toei Co., Ltd.	9,000	47,489
Toho Co., Ltd.	13,900	318,832
Tokyo Broadcasting System Holdings, Inc.	10,300	114,189
TV Asahi Holdings Corp.	5,600	88,293
Zenrin Co., Ltd.	10,400	127,851

		1,748,456

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Hisamitsu Pharmaceutical Co., Inc.	7,700	259,192
Kaken Pharmaceutical Co., Ltd.	10,000	250,540
Kissei Pharmaceutical Co., Ltd.	4,800	125,473
KYORIN Holdings, Inc.	7,600	160,115
Mochida Pharmaceutical Co., Ltd.	2,800	175,093
Nichi-iko Pharmaceutical Co., Ltd.	3,200	52,896
Nippon Shinyaku Co., Ltd.	5,000	143,913
Rohto Pharmaceutical Co., Ltd.	13,200	191,475
Santen Pharmaceutical Co., Ltd.	7,700	459,586
Sawai Pharmaceutical Co., Ltd.	2,400	142,985
Sumitomo Dainippon Pharma Co., Ltd.	20,200	238,278
Tsumura & Co.	10,000	223,758

		2,423,304

Real Estate 1.4%
Advance Residence Investment Corp.	83	194,596
Aeon Mall Co., Ltd.	8,630	158,410
Frontier Real Estate Investment Corp.	10	46,060
Japan Excellent, Inc.	93	123,392
Japan Prime Realty Investment Corp.	49	180,451
Japan Real Estate Investment Corp.	67	365,100
Japan Retail Fund Investment Corp.	158	318,124
Kenedix Office Investment Corp.	26	139,032
Leopalace21 Corp. *	46,200	289,372
MID REIT, Inc.	19	47,539
Mori Trust Sogo REIT, Inc.	29	51,814
Nippon Accommodations Fund, Inc.	13	47,558
Nippon Building Fund, Inc.	79	442,767
Nomura Real Estate Holdings, Inc.	19,300	341,106
Nomura Real Estate Office Fund, Inc.	42	186,131
NTT Urban Development Corp.	11,500	130,157
Orix J-REIT, Inc.	129	171,991
Relo Holdings, Inc.	700	49,527
Tokyo Tatemono Co., Ltd.	28,000	244,422
Top REIT, Inc.	10	41,276
United Urban Investment Corp.	120	189,384

		3,758,209

See financial notes 43

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Retailing 2.4%
ABC-Mart, Inc.	2,500	144,152
Adastria Holdings Co., Ltd.	6,490	144,367
Alpen Co., Ltd.	6,900	106,503
AOKI Holdings, Inc.	4,800	53,838
Aoyama Trading Co., Ltd.	15,500	368,667
Arcland Sakamoto Co., Ltd.	5,300	118,154
ASKUL Corp.	2,300	47,795
Autobacs Seven Co., Ltd.	25,600	375,547
Bic Camera, Inc. (a)	26,900	235,854
Canon Marketing Japan, Inc.	24,000	490,661
Chiyoda Co., Ltd.	8,700	172,137
DCM Holdings Co., Ltd.	61,300	410,669
Don Quijote Holdings Co., Ltd.	7,000	419,411
Doshisha Co., Ltd.	7,900	130,643
Geo Holdings Corp.	28,500	251,655
Gulliver International Co., Ltd.	13,900	121,356
H2O Retailing Corp.	24,400	405,825
Happinet Corp.	5,500	94,338
Hikari Tsushin, Inc.	2,300	152,571
Izumi Co., Ltd.	7,200	231,649
Kohnan Shoji Co., Ltd.	22,900	262,769
Komeri Co., Ltd.	9,700	218,051
Rakuten, Inc.	22,760	256,653
Ryohin Keikaku Co., Ltd.	3,300	445,602
Sanrio Co., Ltd. (a)	2,300	66,499
The Daiei, Inc. *	271,700	309,299
United Arrows Ltd.	2,800	104,930
USS Co., Ltd.	20,300	319,481
Xebio Co., Ltd.	13,500	211,261

		6,670,337

Semiconductors & Semiconductor Equipment 0.6%
Advantest Corp.	21,700	253,036
Disco Corp.	2,500	170,648
Sanken Electric Co., Ltd.	17,000	133,518
SCREEN Holdings Co., Ltd.	36,000	196,217
Shinko Electric Industries Co., Ltd.	23,100	134,139
Sumco Corp. (a)	32,800	441,131
Tokyo Seimitsu Co., Ltd.	5,900	96,008
Ulvac, Inc. *	9,900	123,280

		1,547,977

Software & Services 1.7%
Capcom Co., Ltd.	10,600	164,695
Dena Co., Ltd.	22,686	293,152
DTS Corp.	5,900	121,383
Fuji Soft, Inc.	6,800	168,340
Gree, Inc. (a)	19,800	141,800
Internet Initiative Japan, Inc.	1,900	33,361
IT Holdings Corp.	28,100	459,136
Itochu Techno-Solutions Corp.	6,500	258,431
NEC Networks & System Integration Corp.	8,800	191,203
NET One Systems Co., Ltd. (a)	39,700	231,406
Nexon Co., Ltd.	11,561	101,878
Nihon Unisys Ltd.	19,500	172,868
Nomura Research Institute Ltd.	14,800	488,160
NS Solutions Corp.	4,300	132,372
NSD Co., Ltd.	8,000	117,983
Obic Co., Ltd.	5,000	178,495
Otsuka Corp.	9,600	356,959
SCSK Corp.	3,976	106,888
Square Enix Holdings Co., Ltd.	10,600	218,151
Transcosmos, Inc.	5,500	102,850
Trend Micro, Inc.	9,700	326,847
Yahoo Japan Corp.	75,600	272,357

		4,638,715

Technology Hardware & Equipment 2.7%
Alps Electric Co., Ltd.	35,300	600,847
Amano Corp.	16,200	175,585
Anritsu Corp.	13,900	107,619
Azbil Corp.	15,200	366,555
Canon Electronics, Inc.	6,900	126,011
Citizen Holdings Co., Ltd.	54,000	354,744
Daiwabo Holdings Co., Ltd.	92,000	167,813
Eizo Corp.	5,850	106,955
Hamamatsu Photonics K.K.	6,100	277,125
Hirose Electric Co., Ltd.	3,000	367,830
Hitachi High-Technologies Corp.	19,700	601,825
Hitachi Kokusai Electric, Inc.	7,000	104,853
Horiba Ltd.	6,700	242,391
Hosiden Corp.	75,800	410,933
Japan Aviation Electronics Industry Ltd.	10,000	198,128
Macnica, Inc.	3,900	113,039
Melco Holdings, Inc.	6,600	94,578
Mitsumi Electric Co., Ltd.	54,500	339,261
Nichicon Corp.	15,500	104,520
Nippon Chemi-Con Corp. *	38,000	113,367
Oki Electric Industry Co., Ltd.	70,000	162,642
Riso Kagaku Corp.	4,800	145,149
Ryosan Co., Ltd.	16,700	352,991
Ryoyo Electro Corp.	6,200	61,123
Shimadzu Corp.	41,000	356,754
Siix Corp.	2,700	46,888
Taiyo Yuden Co., Ltd.	25,600	263,158
The Nippon Signal Co., Ltd.	12,400	120,873
Toshiba TEC Corp.	36,000	254,046
Wacom Co., Ltd. (a)	8,800	33,764
Yaskawa Electric Corp.	24,500	317,573
Yokogawa Electric Corp.	27,600	383,997

		7,472,937

Transportation 1.5%
Fukuyama Transporting Co., Ltd.	38,000	190,703
Hitachi Transport System Ltd.	15,400	203,797
Japan Airport Terminal Co., Ltd.	4,800	189,375
Keikyu Corp.	42,000	349,436
Keio Corp.	71,000	539,297
Keisei Electric Railway Co., Ltd.	29,000	340,853
Kintetsu World Express, Inc.	5,800	200,717
Konoike Transport Co., Ltd.	2,900	56,767
Mitsubishi Logistics Corp.	16,000	243,704
Mitsui-Soko Holdings Co., Ltd.	25,000	95,044
Nankai Electric Railway Co., Ltd.	68,000	321,760
Nippon Konpo Unyu Soko Co., Ltd.	12,700	210,130
Nishi-Nippon Railroad Co., Ltd.	73,000	290,870
Sankyu, Inc.	91,000	420,717
Senko Co., Ltd.	32,000	136,108
Sotetsu Holdings, Inc.	56,000	210,387

44 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
The Sumitomo Warehouse Co., Ltd.	27,000	148,074

		4,147,739

Utilities 0.1%
The Okinawa Electric Power Co., Inc.	7,200	219,577

		105,939,234

Luxembourg 0.4%

Banks 0.0%
Espirito Santo Financial Group S.A. *(b)(c)	69,773	—

Commercial & Professional Supplies 0.1%
Regus plc	61,325	194,280

Consumer Durables & Apparel 0.1%
Samsonite International S.A.	74,700	248,207

Household & Personal Products 0.1%
Oriflame Cosmetics S.A. SDR	11,355	198,488

Materials 0.1%
Ternium S.A. ADR	13,120	288,771

Semiconductors & Semiconductor Equipment 0.0%
Magnachip Semiconductor Corp. *	7,553	84,065

Telecommunication Services 0.0%
Colt Group S.A. *	40,730	89,915

		1,103,726

Netherlands 1.9%

Capital Goods 0.4%
Aalberts Industries N.V.	11,474	305,848
AerCap Holdings N.V. *	7,195	311,831
Arcadis N.V.	7,133	219,434
Heijmans N.V. CVA	3,197	43,517
Royal Imtech N.V. *(a)	594	3,255
Sensata Technologies Holding N.V. *	4,717	230,237
TKH Group N.V.	4,263	129,164

		1,243,286

Commercial & Professional Supplies 0.1%
USG People N.V.	27,029	271,149

Consumer Durables & Apparel 0.1%
TomTom N.V. *	19,882	144,428

Diversified Financials 0.0%
BinckBank N.V.	8,096	80,237

Energy 0.3%
Core Laboratories N.V.	1,189	165,901
Koninklijke Vopak N.V.	5,574	279,533
SBM Offshore N.V. *	28,282	354,005

		799,439

Food & Staples Retailing 0.2%
Sligro Food Group N.V.	3,224	119,003
X5 Retail Group N.V. GDR - Reg’d *	16,850	308,835

		427,838

Food, Beverage & Tobacco 0.2%
Corbion N.V.	22,059	356,634
Koninklijke Wessanen N.V.	25,977	166,108

		522,742

Materials 0.1%
Koninklijke Ten Cate N.V.	7,960	179,532

Real Estate 0.3%
Corio N.V.	9,054	440,700
Eurocommercial Properties N.V.	3,404	155,396
Vastned Retail N.V.	3,086	140,928
Wereldhave N.V.	2,493	204,383

		941,407

Semiconductors & Semiconductor Equipment 0.2%
ASM International N.V.	6,518	261,194
NXP Semiconductor N.V. *	4,834	331,902

		593,096

Software & Services 0.0%
Yandex N.V., Class A *	1,919	54,922

		5,258,076

New Zealand 0.7%

Consumer Services 0.1%
SKYCITY Entertainment Group Ltd.	73,687	225,290

Energy 0.0%
Z Energy Ltd.	18,817	60,837

Health Care Equipment & Services 0.1%
Fisher & Paykel Healthcare Corp., Ltd.	36,340	158,348

Materials 0.1%
Nuplex Industries Ltd.	62,363	153,865

Media 0.1%
SKY Network Television Ltd.	45,479	225,818

Real Estate 0.0%
Kiwi Income Property Trust	103,394	96,724

Telecommunication Services 0.1%
Chorus Ltd. *	154,431	254,000

Transportation 0.1%
Air New Zealand Ltd.	88,199	139,626
Auckland International Airport Ltd.	47,099	142,389
Mainfreight Ltd.	8,788	109,166

		391,181

Utilities 0.1%
Contact Energy Ltd.	42,591	206,617
Infratil Ltd.	78,917	176,243
Mighty River Power Ltd.	31,465	69,166

		452,026

		2,018,089

Norway 1.0%

Banks 0.1%
Sparebank 1 Nord Norge	8,615	50,451
SpareBank 1 SMN	14,854	132,085

See financial notes 45

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
SpareBank 1 SR Bank A.S.A.	15,758	135,553

		318,089

Capital Goods 0.0%
Vard Holdings Ltd. *	133,000	71,123

Commercial & Professional Supplies 0.1%
Tomra Systems A.S.A.	14,359	107,507

Energy 0.2%
Fred Olsen Energy A.S.A.	9,019	96,246
Kvaerner A.S.A.	55,539	73,216
TGS Nopec Geophysical Co. A.S.A.	12,906	301,068

		470,530

Food, Beverage & Tobacco 0.1%
Austevoll Seafood A.S.A.	19,341	125,772
Leroy Seafood Group A.S.A.	3,523	133,273

		259,045

Insurance 0.2%
Gjensidige Forsikring A.S.A.	18,760	340,766
Storebrand A.S.A. *	37,610	192,842

		533,608

Materials 0.0%
Borregaard A.S.A.	6,105	42,425

Media 0.1%
Schibsted A.S.A.	4,582	242,348

Semiconductors & Semiconductor Equipment 0.1%
REC Silicon A.S.A. *	860,725	344,114

Software & Services 0.1%
Atea A.S.A.	19,788	216,364

Transportation 0.0%
Golden Ocean Group Ltd.	74,159	90,259

		2,695,412

Portugal 0.3%

Banks 0.1%
Banco BPI S.A. - Reg’d *	54,057	105,881
Banco Espirito Santo S.A. - Reg’d *(b)(c)	320,558	—

		105,881

Capital Goods 0.0%
Mota-Engil, SGPS, S.A.	7,728	40,552

Food & Staples Retailing 0.2%
Jeronimo Martins, SGPS, S.A.	25,874	226,439
Sonae SGPS S.A.	197,637	265,078

		491,517

Materials 0.0%
Semapa-Sociedade de Investimento e Gestao	6,966	84,230

Media 0.0%
NOS SGPS	16,623	95,368

Utilities 0.0%
Redes Energeticas Nacionais SGPS, S.A.	25,603	79,361

		896,909

Republic of Korea 0.0%

Automobiles & Components 0.0%
Zyle Motor Sales Corp. *(b)(c)	2,480	—

Capital Goods 0.0%
Daewoo Industrial Development Co., Ltd. *(b)(c)	1,773	2,970

		2,970

Singapore 1.9%

Capital Goods 0.4%
Cosco Corp., (Singapore) Ltd. (a)	255,431	118,410
Sembcorp Marine Ltd. (a)	118,096	334,569
Singapore Technologies Engineering Ltd.	148,000	432,093
United Engineers Ltd.	62,000	138,573

		1,023,645

Consumer Services 0.1%
Genting Singapore plc	217,000	185,854

Diversified Financials 0.1%
Singapore Exchange Ltd.	46,000	250,687

Energy 0.0%
Sakari Resources Ltd. *(b)(c)	18,000	—

Food & Staples Retailing 0.1%
Olam International Ltd. (a)	114,704	190,176

Food, Beverage & Tobacco 0.1%
Golden Agri-Resources Ltd.	1,028,000	416,598

Real Estate 0.7%
Ascendas REIT	115,000	199,751
CapitaCommercial Trust	111,302	144,723
CapitaLand Ltd.	194,000	478,970
CapitaMall Trust	139,000	213,197
City Developments Ltd.	54,000	397,436
Global Logistic Properties Ltd.	59,000	126,435
Keppel Land Ltd.	58,000	150,922
Suntec REIT	108,000	150,047
UOL Group Ltd.	42,000	210,955

		2,072,436

Semiconductors & Semiconductor Equipment 0.0%
Kulicke & Soffa Industries, Inc. *	3,908	56,354

Telecommunication Services 0.1%
M1 Ltd.	39,000	105,940
StarHub Ltd.	55,000	176,787

		282,727

Transportation 0.3%
Neptune Orient Lines Ltd. *(a)	315,000	204,907
SATS Ltd.	95,749	231,077
Singapore Post Ltd.	128,000	196,463
SMRT Corp., Ltd.	128,000	148,524

		780,971

		5,259,448

Spain 2.0%

Banks 0.4%
Bankia S.A. *	344,465	617,745

46 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Bankinter S.A.	54,745	452,879
Caja de Ahorros del Mediterraneo *(b)(c)	5,382	—
Liberbank S.A. *	51,720	44,183

		1,114,807

Capital Goods 0.5%
Abengoa S.A.	3,318	14,706
Abengoa S.A., B Shares (a)	85,341	360,705
Construcciones y Auxiliar de Ferrocarriles S.A.	275	91,513
Duro Felguera S.A.	9,203	41,686
Gamesa Corp. Tecnologica S.A. *	41,718	411,883
Obrascon Huarte Lain S.A.	5,732	167,577
Sacyr S.A. *	31,854	139,961
Zardoya Otis S.A.	18,576	216,596

		1,444,627

Commercial & Professional Supplies 0.1%
Prosegur Cia de Seguridad S.A. - Reg’d	29,132	171,113

Consumer Services 0.0%
Melia Hotels International S.A.	3,961	39,622
NH Hotel Group S.A. *	7,861	35,893

		75,515

Diversified Financials 0.1%
Bolsas y Mercados Espanoles S.A.	6,559	249,547

Energy 0.1%
Tecnicas Reunidas S.A.	3,687	181,633

Food, Beverage & Tobacco 0.2%
Ebro Foods S.A.	14,434	258,357
Pescanova S.A. *(b)(c)	1,125	—
Viscofan S.A.	4,761	279,950

		538,307

Insurance 0.0%
Grupo Catalana Occidente S.A.	4,170	125,815

Materials 0.2%
Acerinox S.A.	25,553	380,218
Vidrala S.A.	1,051	41,751

		421,969

Media 0.2%
Atresmedia Corp de Medios de Comunicaion S.A.	6,929	101,679
Mediaset Espana Comunicacion S.A. *	26,789	336,318
Promotora de Informaciones S.A., Class A *	459,877	130,075

		568,072

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Almirall S.A. *	6,537	107,203
Grifols S.A.	3,520	143,736

		250,939

Software & Services 0.1%
Indra Sistemas S.A.	23,472	259,304

		5,401,648

Sweden 2.1%

Capital Goods 0.4%
B&B Tools AB, B Shares	2,731	51,199
Haldex AB	9,546	117,157
Indutrade AB	3,066	123,810
Lindab International AB *	11,045	101,548
Nibe Industrier AB, B Shares	4,830	128,209
Peab AB	49,389	335,305
Saab AB, Class B	9,623	259,890

		1,117,118

Commercial & Professional Supplies 0.2%
AF AB, B Shares	2,785	42,206
Intrum Justitia AB	5,309	158,111
Loomis AB, Class B	9,167	252,542

		452,859

Consumer Durables & Apparel 0.2%
JM AB	10,472	338,479
Nobia AB	15,030	122,126

		460,605

Consumer Services 0.0%
Betsson AB *	1,610	56,885

Diversified Financials 0.2%
LE Lundbergfortagen AB	4,306	181,094
Ratos AB, B Shares	48,595	326,149

		507,243

Energy 0.1%
Lundin Petroleum AB *	10,336	146,095

Food & Staples Retailing 0.1%
Axfood AB	3,644	224,291

Food, Beverage & Tobacco 0.0%
AAK AB	2,058	111,621

Health Care Equipment & Services 0.1%
Elekta AB, B Shares	19,517	200,145

Materials 0.2%
BillerudKorsnas AB	14,354	209,364
Hexpol AB	1,549	137,237
Holmen AB, B Shares	10,882	360,168

		706,769

Media 0.1%
Eniro AB *(a)	29,061	31,878
Modern Times Group MTG AB, B Shares	8,623	266,589

		298,467

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Meda AB, A Shares	25,456	333,374

Real Estate 0.2%
Castellum AB	10,642	163,197
Fabege AB	11,508	147,724
Kungsleden AB	19,307	120,440

		431,361

Retailing 0.1%
Bilia AB, A Shares	5,704	161,917
Clas Ohlson AB, B Shares	5,098	88,026

		249,943

See financial notes 47

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Technology Hardware & Equipment 0.1%
Hexagon AB, B Shares	10,729	362,056

Transportation 0.0%
SAS AB *(a)	88,134	135,642

		5,794,474

Switzerland 3.0%

Banks 0.1%
Banque Cantonale Vaudoise - Reg’d	301	161,210
Valiant Holding AG - Reg’d	1,691	147,895

		309,105

Capital Goods 0.6%
AFG Arbonia-Forster Holding AG - Reg’d *	4,307	104,972
Belimo Holding AG - Reg’d	40	99,277
Bucher Industries AG - Reg’d	641	162,822
Daetwyler Holding AG	681	86,340
Georg Fischer AG - Reg’d *	634	366,182
Implenia AG - Reg’d *	1,934	104,272
Meyer Burger Technology AG *(a)	10,936	92,252
OC Oerlikon Corp. AG - Reg’d *	14,956	189,239
Rieter Holding AG - Reg’d *	568	104,894
Sulzer AG - Reg’d	3,301	376,245

		1,686,495

Commercial & Professional Supplies 0.2%
DKSH Holding Ltd.	2,907	214,942
Gategroup Holding AG *	6,502	146,512
Kaba Holding AG - Reg’d, Series B *	329	156,858

		518,312

Consumer Durables & Apparel 0.1%
Forbo Holding AG - Reg’d *	150	155,667

Consumer Services 0.1%
Kuoni Reisen Holding AG - Reg’d, Series B *	773	210,737

Diversified Financials 0.4%
GAM Holding AG *	19,351	330,474
Julius Baer Group Ltd. *	10,115	443,419
Partners Group Holding AG	677	180,157

		954,050

Food, Beverage & Tobacco 0.1%
Barry Callebaut AG - Reg’d *	166	174,229
Emmi AG - Reg’d *	464	164,004

		338,233

Health Care Equipment & Services 0.3%
Nobel Biocare Holding AG - Reg’d *	15,824	280,258
Sonova Holding AG - Reg’d	2,270	353,963
Straumann Holding AG - Reg’d	551	135,659

		769,880

Insurance 0.1%
Helvetia Holding AG - Reg’d	633	301,001

Materials 0.2%
EMS-Chemie Holding AG - Reg’d	557	200,593
Ferrexpo plc	24,074	32,407
Schmolz & Bickenbach AG - Reg’d *	178,200	215,187

		448,187

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Actelion Ltd. - Reg’d *	4,314	513,776
Galenica AG - Reg’d	357	305,496

		819,272

Real Estate 0.1%
Allreal Holding AG - Reg’d *	875	115,822
Swiss Prime Site AG - Reg’d *	2,528	192,196

		308,018

Retailing 0.1%
Dufry AG - Reg’d *	1,303	187,854
Valora Holding AG - Reg’d *	913	189,108

		376,962

Software & Services 0.0%
Temenos Group AG - Reg’d *	3,247	113,364

Technology Hardware & Equipment 0.1%
Kudelski S.A. - BR	2,693	34,346
Logitech International S.A. - Reg’d *	24,307	344,133

		378,479

Transportation 0.2%
Flughafen Zuerich AG - Reg’d	323	205,821
Panalpina Welttransport Holding AG - Reg’d	2,263	293,154

		498,975

Utilities 0.0%
Alpiq Holding AG - Reg’d *	573	57,619

		8,244,356

United Kingdom 12.9%

Banks 0.0%
The Paragon Group of Cos. plc	16,633	96,346

Capital Goods 1.7%
Ashtead Group plc	28,050	469,956
Bodycote plc	23,511	235,314
Brammer plc	6,044	31,351
Chemring Group plc	55,862	218,018
Fenner plc	26,182	129,001
Galliford Try plc	12,420	243,078
HellermannTyton Group plc	9,281	45,294
Interserve plc	25,479	258,681
Keller Group plc	15,550	207,774
Kier Group plc	7,426	177,099
Lavendon Group plc	32,867	96,217
Melrose Industries plc	73,597	302,490
Morgan Advanced Materials plc	44,864	202,747
Morgan Sindall Group plc	15,375	169,238
QinetiQ Group plc	115,716	375,047
Rotork plc	4,893	200,571
Senior plc	37,911	162,740
Speedy Hire plc	139,900	138,755

48 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Spirax-Sarco Engineering plc	6,030	275,532
Ultra Electronics Holdings plc	7,027	196,512
Vesuvius plc	62,473	426,528

		4,561,943

Commercial & Professional Supplies 1.1%
Berendsen plc	26,636	431,319
Cape plc	31,084	134,470
De La Rue plc	27,960	234,128
HomeServe plc	38,555	213,023
Intertek Group plc	9,259	403,564
Mears Group plc	13,933	98,441
Michael Page International plc	44,677	278,564
Mitie Group plc	67,775	326,997
PayPoint plc	2,499	34,440
Rentokil Initial plc	204,708	403,711
RPS Group plc	34,436	129,125
Shanks Group plc	104,237	162,354
WS Atkins plc	9,924	215,758

		3,065,894

Consumer Durables & Apparel 0.6%
Bellway plc	14,694	412,183
Berkeley Group Holdings plc	7,028	257,023
Bovis Homes Group plc	9,890	133,567
Crest Nicholson Holdings plc	9,170	49,320
Guinness Peat Group plc *	490,466	198,806
Persimmon plc *	26,969	633,372
The Vitec Group plc	4,680	45,425

		1,729,696

Consumer Services 1.0%
Betfair Group plc	7,725	149,528
Bwin.Party Digital Entertainment plc	26,067	37,472
Dignity plc	2,023	50,808
Enterprise Inns plc *	203,407	416,726
Greene King plc	30,126	387,313
J.D. Wetherspoon plc	14,194	191,299
Ladbrokes plc	201,448	381,555
Marston’s plc	121,932	294,142
Merlin Entertainments plc	7,495	42,382
Mitchells & Butlers plc *	47,543	289,384
Spirit Pub Co. plc	124,125	210,973
The Restaurant Group plc	17,810	192,962

		2,644,544

Diversified Financials 1.5%
Aberdeen Asset Management plc	46,179	321,157
Ashmore Group plc (a)	33,598	171,565
Brewin Dolphin Holdings plc	9,039	41,051
Close Brothers Group plc	12,259	287,683
Hargreaves Lansdown plc	2,607	41,541
Henderson Group plc	87,994	296,336
IG Group Holdings plc	36,340	350,225
Intermediate Capital Group plc	43,463	285,712
International Personal Finance plc	27,224	212,343
Investec plc	54,984	504,174
Jupiter Fund Management plc	27,203	156,003
London Stock Exchange Group plc	14,992	484,143
Provident Financial plc	13,702	465,955
Schroders plc	6,758	261,348
Tullett Prebon plc	43,957	199,906

		4,079,142

Energy 0.2%
Afren plc *	41,403	51,048
EnQuest plc *	96,156	106,939
Hargreaves Services plc	7,671	80,377
Hunting plc	14,307	168,523
Premier Oil plc	44,101	182,106

		588,993

Food & Staples Retailing 0.1%
Greggs plc	31,241	303,031

Food, Beverage & Tobacco 0.4%
Britvic plc	17,779	193,844
Cranswick plc	10,468	237,670
Dairy Crest Group plc	40,674	271,706
Devro plc	10,795	47,144
Greencore Group plc	35,421	148,627
Premier Foods plc *	201,656	106,444

		1,005,435

Health Care Equipment & Services 0.1%
Synergy Health plc	5,628	168,340

Household & Personal Products 0.1%
PZ Cussons plc	33,723	200,021

Insurance 0.9%
Admiral Group plc	19,677	421,032
Beazley plc	50,372	211,573
Catlin Group Ltd.	54,796	470,740
Hiscox Ltd.	37,840	412,712
Jardine Lloyd Thompson Group plc	9,597	146,231
Lancashire Holdings Ltd.	40,960	439,042
Phoenix Group Holdings	34,358	414,852
St. James’s Place plc	5,930	70,907

		2,587,089

Materials 0.9%
African Barrick Gold plc	33,888	111,674
Alent plc	25,983	140,490
Croda International plc	9,439	347,037
DS Smith plc	94,433	401,081
Elementis plc	36,485	154,520
Essentra plc	12,579	138,497
Evraz plc	299,042	619,913
Polyus Gold International Ltd. *	14,453	43,235
Randgold Resources Ltd.	3,528	206,488
RPC Group plc	20,060	175,208
Synthomer plc	25,651	83,422
Victrex plc	4,710	127,942

		2,549,507

Media 0.3%
Daily Mail & General Trust plc	12,168	153,967
Trinity Mirror plc *	101,031	265,056
UBM plc	37,414	341,041

		760,064

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Genus plc	5,199	102,418

See financial notes 49

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Hikma Pharmaceuticals plc	5,072	153,836

		256,254

Real Estate 0.8%
Derwent London plc	3,241	154,199
Hammerson plc	50,607	497,163
Intu Properties plc	66,579	363,203
Mapeley Ltd. *(b)(c)	2,199	—
Savills plc	15,568	160,383
Segro plc	72,133	439,455
Shaftesbury plc	3,917	44,873
The British Land Co., plc	48,987	572,007

		2,231,283

Retailing 1.0%
Debenhams plc	377,712	392,163
Dixons Carphone plc	150,045	952,752
Dunelm Group plc	3,224	43,503
Halfords Group plc	44,053	349,704
Howden Joinery Group plc	25,304	138,834
John Menzies plc	12,301	97,455
Lookers plc	65,637	145,687
N Brown Group plc	18,670	100,502
Pendragon plc	301,467	151,911
Sports Direct International plc *	11,177	115,441
WH Smith plc	20,688	373,517

		2,861,469

Semiconductors & Semiconductor Equipment 0.2%
ARM Holdings plc	19,218	272,076
CSR plc	15,312	205,782

		477,858

Software & Services 0.2%
AVEVA Group plc	3,075	75,557
Fidessa Group plc	3,149	117,927
Micro Focus International plc	13,316	212,140
Moneysupermarket.com Group plc	15,823	50,831
Playtech plc	4,861	55,058
Telecity Group plc	3,697	45,654
Xchanging plc	46,903	142,211

		699,378

Technology Hardware & Equipment 0.6%
Domino Printing Sciences plc	11,693	112,793
Electrocomponents plc	82,753	304,297
Halma plc	25,980	259,226
Laird plc	45,243	228,364
Pace plc	32,533	180,865
Premier Farnell plc	59,250	179,954
Spectris plc	9,380	270,931
Spirent Communications plc	122,272	146,214
TT Electronics plc	40,536	108,690

		1,791,334

Telecommunication Services 0.2%
Jazztel plc *	3,340	53,398
KCOM Group plc	81,278	121,014
TalkTalk Telecom Group plc	64,563	310,740

		485,152

Transportation 0.9%
BBA Aviation plc	68,857	389,783
easyJet plc	16,218	389,702
Go-Ahead Group plc	7,232	284,744
National Express Group plc	114,447	456,954
Northgate plc	41,990	329,391
Royal Mail plc	23,869	168,919
Stagecoach Group plc	40,507	251,078
Stobart Group Ltd.	51,595	81,918
Stolt-Nielsen Ltd.	6,013	108,315

		2,460,804

		35,603,577

Total Common Stock
(Cost $254,199,293)		270,207,475

Preferred Stock 0.5% of net assets

Germany 0.3%

Automobiles & Components 0.1%
Porsche Automobil Holding SE	4,246	348,649

Capital Goods 0.0%
Jungheinrich AG	2,388	135,006

Health Care Equipment & Services 0.1%
Draegerwerk AG & Co. KGaA	1,437	140,135

Materials 0.1%
Fuchs Petrolub SE	6,155	239,729

		863,519

Italy 0.1%

Capital Goods 0.0%
Danieli S.p.A. - Officine Meccaniche Danieli & C. - RSP	4,539	81,908

Insurance 0.1%
Unipol Gruppo Finanziario S.p.A.	33,762	150,437

		232,345

Spain 0.1%

Pharmaceuticals, Biotechnology & Life Sciences 0.1%
Grifols S.A., Class B	2,992	105,313

Sweden 0.0%

Transportation 0.0%
SAS AB	1,675	94,122

Total Preferred Stock
(Cost $1,230,970)		1,295,299

Other Investment Companies 3.0% of net assets

United States 3.0%

Equity Fund 0.7%
iShares MSCI EAFE Small Cap ETF	40,000	1,941,600

50 See financial notes

 Schwab Fundamental International Small Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Securities Lending Collateral 2.3%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	6,372,293	6,372,293

Total Other Investment Companies
(Cost $8,233,674)		8,313,893

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.2% of net assets

Time Deposits 0.2%
Brown Brothers Harriman
Hong Kong Dollar
0.01%, 11/03/14	51,288	6,613
Japanese Yen
0.01%, 11/03/14	334,459	2,978
Singapore Dollar
0.01%, 11/03/14	1,795	1,397
Swedish Krona
0.01%, 11/03/14	75,460	10,219
Pound Sterling
0.09%, 11/03/14	5,143	8,227
Canadian Dollar
0.34%, 11/03/14	20,887	18,532
Norwegian Krone
0.34%, 11/03/14	126,751	18,792
Australian Dollar
1.55%, 11/03/14	11,199	9,855
DNB
US Dollar
0.03%, 11/03/14	404,343	404,343
Wells Fargo
Euro
(0.11)%, 11/03/14	25,973	32,548

		513,504

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.00%, 12/18/14 (d)(e)	2,000	2,000
0.01%, 12/18/14 (d)(e)	5,000	5,000

		7,000

Total Short-Term Investments
(Cost $520,504)		520,504

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $267,827,595 and the unrealized appreciation and depreciation were $27,972,860 and ($15,463,284), respectively, with a net unrealized appreciation of $12,509,576.

At 10/31/14, the values of certain foreign securities held by the fund aggregating $ 232,329,396 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial 2(a) for additional information)

*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $6,049,729.
(b)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(c)	Illiquid security. At the period end, the value of these amounted to $2,970 or 0.0% of net assets.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
CDI —	CHESS Depositary Interest
CVA —	Dutch Certificate
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Reg’d —	Registered
REIT —	Real Estate Investment Trust
SDR —	Swedish Depositary Receipt

In addition to the above the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI EAFE, e-mini, Long, expires 12/19/14	1	91,800	4,234

See financial notes 51

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings as of October 31, 2014

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

89.6%	Common Stock	308,489,784	309,766,041
9.5%	Preferred Stock	44,495,548	32,716,863
0.1%	Other Investment Companies	473,712	474,165
0.5%	Short-Term Investments	1,733,677	1,733,677

99.7%	Total Investments	355,192,721	344,690,746
0.3%	Other Assets and Liabilities, Net		932,964

100.0%	Net Assets		345,623,710

	Number	Value
Security	of Shares	($)

Common Stock 89.6% of net assets

Brazil 6.0%

Banks 1.2%
Banco Bradesco S.A.	92,802	1,366,936
Banco do Brasil S.A.	195,908	2,192,392
Itau Unibanco Holding S.A.	36,027	475,436

		4,034,764

Capital Goods 0.2%
Embraer S.A.	67,999	656,943

Diversified Financials 0.1%
BM&F Bovespa S.A.	106,776	469,696

Energy 1.7%
Cosan Ltd., Class A	35,000	370,650
Petroleo Brasileiro S.A.	769,058	4,546,874
Ultrapar Participacoes S.A.	48,714	1,062,590

		5,980,114

Food, Beverage & Tobacco 0.8%
AMBEV S.A.	168,378	1,114,729
BRF S.A.	30,945	806,069
JBS S.A.	172,236	768,073

		2,688,871

Materials 1.2%
Companhia Siderurgica Nacional S.A.	237,756	789,840
Usinas Siderurgicas de Minas Gerais S.A. *	48,439	129,020
Vale S.A.	318,979	3,218,239

		4,137,099

Software & Services 0.1%
Cielo S.A.	29,910	490,777

Telecommunication Services 0.2%
Oi S.A. *	164,221	90,796
Tim Participacoes S.A.	94,985	516,343

		607,139

Transportation 0.1%
CCR S.A.	33,100	246,401

Utilities 0.4%
Centrais Eletricas Brasileiras S.A.	185,416	465,429
Companhia de Saneamento Basico do Estado de Sao Paulo	54,976	430,264
CPFL Energia S.A.	57,644	432,696

		1,328,389

		20,640,193

Chile 1.0%

Banks 0.1%
Banco Santander Chile	6,301,544	335,107

Energy 0.2%
Empresas Copec S.A.	59,545	723,342

Food & Staples Retailing 0.1%
Cencosud S.A.	148,330	421,697

Transportation 0.1%
Latam Airlines Group S.A. *	18,200	219,548

Utilities 0.5%
Empresa Nacional de Electricidad S.A.	338,179	529,126
Enersis S.A.	3,529,771	1,128,150

		1,657,276

		3,356,970

China 16.3%

Automobiles & Components 0.2%
Dongfeng Motor Group Co., Ltd., Class H	346,000	535,074

Banks 6.1%
Agricultural Bank of China Ltd., Class H	2,365,600	1,099,278
Bank of China Ltd., Class H	9,758,234	4,670,788
Bank of Communications Co., Ltd., Class H	804,000	602,846
BOC Hong Kong (Holdings) Ltd.	240,500	800,602
China CITIC Bank Corp. Ltd., Class H	579,000	377,189
China Construction Bank Corp., Class H	9,379,000	6,997,662
China Merchants Bank Co., Ltd., Class H	299,350	554,763
China Minsheng Banking Corp., Ltd., Class H	377,000	378,244
Industrial & Commercial Bank of China Ltd., Class H	8,192,172	5,439,274

		20,920,646

52 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Capital Goods 0.6%
China Communications Construction Co., Ltd., Class H	879,000	674,793
China Railway Construction Corp., Ltd., Class H	421,000	442,300
China Railway Group Ltd., Class H	905,000	558,297
CITIC Ltd.	225,000	394,239

		2,069,629

Consumer Durables & Apparel 0.1%
Yue Yuen Industrial Holdings Ltd.	112,500	377,661

Energy 4.2%
China Coal Energy Co., Ltd., Class H (c)	764,000	468,036
China Petroleum & Chemical Corp., Class H	6,183,400	5,362,315
China Shenhua Energy Co., Ltd., Class H	470,000	1,324,712
CNOOC Ltd.	1,893,000	2,964,228
PetroChina Co., Ltd., Class H	3,578,000	4,479,454

		14,598,745

Food & Staples Retailing 0.1%
China Resources Enterprise Ltd.	146,000	347,260

Food, Beverage & Tobacco 0.1%
China Mengniu Dairy Co., Ltd.	69,000	304,787

Insurance 0.6%
China Life Insurance Co., Ltd., Class H	390,000	1,163,749
China Pacific Insurance Group Co., Ltd., Class H	108,600	406,398
Ping An Insurance (Group) Co. of China Ltd., Class H	70,500	576,318

		2,146,465

Materials 0.2%
China National Building Material Co., Ltd., Class H	390,000	361,594
Jiangxi Copper Co., Ltd., Class H	227,000	403,215

		764,809

Real Estate 0.2%
China Overseas Land & Investment Ltd.	194,000	562,878

Retailing 0.3%
Belle International Holdings Ltd.	446,000	567,546
GOME Electrical Appliances Holding Ltd.	2,364,000	372,438

		939,984

Software & Services 0.1%
Tencent Holdings Ltd.	30,000	482,168

Technology Hardware & Equipment 0.2%
Kingboard Chemical Holdings Ltd.	140,000	275,821
Lenovo Group Ltd.	404,000	595,498

		871,319

Telecommunication Services 3.2%
China Mobile Ltd.	661,600	8,231,965
China Telecom Corp., Ltd., Class H	2,600,000	1,657,383
China Unicom (Hong Kong) Ltd.	781,056	1,173,548

		11,062,896

Utilities 0.1%
Huaneng Power International, Inc., Class H	376,000	462,270

		56,446,591

Colombia 0.3%

Banks 0.1%
Bancolombia S.A.	17,344	237,716

Energy 0.2%
Ecopetrol S.A.	581,025	776,583

		1,014,299

Czech Republic 0.4%

Telecommunication Services 0.1%
O2 Czech Republic A/S	34,903	389,928

Utilities 0.3%
CEZ A/S	37,216	1,029,475

		1,419,403

Greece 0.5%

Consumer Services 0.3%
OPAP S.A.	72,813	882,125

Telecommunication Services 0.1%
Hellenic Telecommunications Organization S.A. *	46,123	520,940

Utilities 0.1%
Public Power Corp. S.A. *	35,466	269,409

		1,672,474

Hungary 0.6%

Banks 0.2%
OTP Bank plc	43,233	716,009

Energy 0.2%
MOL Hungarian Oil & Gas plc	16,698	794,549

Telecommunication Services 0.2%
Magyar Telekom Telecommunications plc *	344,079	476,204

		1,986,762

India 4.2%

Automobiles & Components 0.3%
Mahindra & Mahindra Ltd.	20,975	446,002
Tata Motors Ltd.	75,756	661,906
Tata Motors Ltd., Class A	10,785	58,839

		1,166,747

Banks 0.7%
Housing Development Finance Corp., Ltd.	48,184	867,828
ICICI Bank Ltd.	31,227	829,362

See financial notes 53

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
State Bank of India	17,150	754,771

		2,451,961

Energy 1.6%
Indian Oil Corp., Ltd.	90,870	534,117
Oil & Natural Gas Corp., Ltd.	253,112	1,656,510
Reliance Industries Ltd.	203,869	3,308,833

		5,499,460

Food, Beverage & Tobacco 0.1%
ITC Ltd.	67,575	390,744

Materials 0.4%
Hindalco Industries Ltd.	233,664	621,458
Tata Steel Ltd.	79,056	631,040

		1,252,498

Software & Services 0.7%
Infosys Ltd.	26,150	1,733,499
Tata Consultancy Services Ltd.	13,300	564,893

		2,298,392

Telecommunication Services 0.2%
Bharti Airtel Ltd.	104,785	680,944

Utilities 0.2%
NTPC Ltd.	270,949	661,734

		14,402,480

Indonesia 1.0%

Automobiles & Components 0.3%
PT Astra International Tbk	1,689,900	947,545

Banks 0.4%
PT Bank Central Asia Tbk	417,600	450,816
PT Bank Mandiri (Persero) Tbk	492,200	422,728
PT Bank Rakyat Indonesia (Persero) Tbk	546,900	501,177

		1,374,721

Telecommunication Services 0.3%
PT Telekomunikasi Indonesia (Persero) Tbk	5,622,200	1,280,441

		3,602,707

Malaysia 2.1%

Banks 0.6%
CIMB Group Holdings Berhad	289,900	572,448
Malayan Banking Berhad	248,000	731,631
Public Bank Berhad	124,100	699,495

		2,003,574

Capital Goods 0.3%
Sime Darby Berhad	339,700	999,693

Consumer Services 0.1%
Genting Berhad	164,900	488,873

Food, Beverage & Tobacco 0.1%
IOI Corp. Berhad	258,300	384,005

Materials 0.1%
Petronas Chemicals Group Berhad	174,000	325,160

Telecommunication Services 0.6%
Axiata Group Berhad	352,600	755,867
DiGi.com Berhad	228,200	429,572
Maxis Berhad	191,500	392,459
Telekom Malaysia Berhad	245,600	537,606

		2,115,504

Utilities 0.3%
Tenaga Nasional Berhad	243,500	989,282

		7,306,091

Mexico 3.6%

Banks 0.2%
Grupo Financiero Banorte S.A.B. de C.V., Class O	70,400	451,637
Grupo Financiero Santander Mexico S.A.B. de C.V., Class B	81,500	217,152

		668,789

Capital Goods 0.2%
Alfa S.A.B. de C.V., Class A	185,100	589,818

Food & Staples Retailing 0.3%
Wal-Mart de Mexico S.A.B. de C.V., Series V	450,637	1,041,740

Food, Beverage & Tobacco 0.6%
Coca-Cola Femsa S.A.B. de C.V., Series L	36,700	387,188
Fomento Economico Mexicano S.A.B. de C.V.	121,350	1,167,159
Grupo Bimbo S.A.B. de C.V., Series A	157,400	460,409

		2,014,756

Materials 0.8%
Cemex S.A.B. de C.V., Series CPO *	1,515,865	1,867,498
Grupo Mexico S.A.B. de C.V., Series B	288,497	991,275

		2,858,773

Media 0.3%
Grupo Televisa S.A.B., Series CPO	159,517	1,152,823

Telecommunication Services 1.2%
America Movil S.A.B. de C.V., Series L	3,440,800	4,198,076

		12,524,775

Peru 0.1%

Banks 0.1%
Credicorp Ltd.	2,500	402,500

Philippines 0.2%

Telecommunication Services 0.2%
Philippine Long Distance Telephone Co.	9,900	692,240

Poland 2.1%

Banks 0.3%
Bank Pekao S.A.	7,678	401,854

54 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Powszechna Kasa Oszczednosci Bank Polski S.A.	65,310	726,468

		1,128,322

Energy 0.5%
Polski Koncern Naftowy Orlen S.A.	133,942	1,668,676

Insurance 0.2%
Powszechny Zaklad Ubezpieczen S.A.	4,877	731,745

Materials 0.5%
KGHM Polska Miedz S.A.	42,757	1,649,067

Telecommunication Services 0.2%
Orange Polska S.A.	281,579	843,732

Utilities 0.4%
PGE S.A.	136,454	895,281
Tauron Polska Energia S.A.	307,382	480,078

		1,375,359

		7,396,901

Republic of Korea 16.9%

Automobiles & Components 1.7%
Hyundai Mobis Co., Ltd.	6,183	1,446,603
Hyundai Motor Co.	17,692	2,807,394
Kia Motors Corp.	32,845	1,595,362

		5,849,359

Banks 1.4%
Hana Financial Group, Inc.	24,060	833,194
KB Financial Group, Inc.	29,420	1,153,257
Shinhan Financial Group Co., Ltd.	45,012	2,118,524
Woori Finance Holdings Co., Ltd. *(a)(b)	46,684	519,813

		4,624,788

Capital Goods 2.7%
Daelim Industrial Co., Ltd.	5,109	338,420
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	15,776	269,729
Doosan Heavy Industries & Construction Co., Ltd.	11,180	245,656
Hyundai Engineering & Construction Co., Ltd.	8,330	378,031
Hyundai Heavy Industries Co., Ltd.	9,922	921,884
LG Corp.	42,161	2,508,582
Samsung C&T Corp.	18,330	1,239,968
Samsung Heavy Industries Co., Ltd.	22,140	539,599
SK Holdings Co., Ltd.	12,809	2,007,796
SK Networks Co., Ltd. *	67,145	688,849

		9,138,514

Consumer Durables & Apparel 0.7%
LG Electronics, Inc.	39,027	2,383,444

Energy 1.0%
GS Holdings Corp.	23,624	913,839
S-Oil Corp.	15,053	571,854
SK Innovation Co., Ltd.	22,748	1,860,789

		3,346,482

Food & Staples Retailing 0.1%
E-Mart Co., Ltd.	2,500	463,872

Food, Beverage & Tobacco 0.3%
KT&G Corp.	11,452	1,013,991

Insurance 0.4%
Samsung Fire & Marine Insurance Co., Ltd.	2,893	778,970
Samsung Life Insurance Co., Ltd.	5,560	606,465

		1,385,435

Materials 2.2%
Hanwha Corp.	22,318	571,841
Hyosung Corp.	5,236	310,887
Hyundai Steel Co.	9,829	626,441
LG Chem Ltd.	5,872	1,100,501
Lotte Chemical Corp.	2,500	339,066
OCI Co., Ltd. *	2,082	179,712
POSCO	15,300	4,419,207

		7,547,655

Retailing 0.1%
Lotte Shopping Co., Ltd.	1,416	392,537

Semiconductors & Semiconductor Equipment 0.4%
SK Hynix, Inc. *	30,862	1,376,269

Software & Services 0.6%
NAVER Corp.	612	433,065
SK C&C Co., Ltd.	7,761	1,761,209

		2,194,274

Technology Hardware & Equipment 4.4%
LG Display Co., Ltd. *	59,385	1,748,236
Samsung Electro-Mechanics Co., Ltd.	6,800	310,122
Samsung Electronics Co., Ltd.	10,721	12,502,213
Samsung SDI Co., Ltd.	5,719	674,389

		15,234,960

Telecommunication Services 0.3%
KT Corp.	18,357	565,571
LG Uplus Corp.	51,661	531,280

		1,096,851

Utilities 0.6%
Korea Electric Power Corp.	43,275	1,899,590
Korea Gas Corp. *	6,461	302,900

		2,202,490

		58,250,921

Russia 11.4%

Banks 0.5%
Sberbank of Russia ADR	214,003	1,629,620
VTB Bank OJSC *	300,000,000	278,400

		1,908,020

Energy 8.9%
Bashneft OAO *	2,000	61,660
Gazprom OAO	864,000	2,842,485
Gazprom OAO ADR	1,495,000	9,905,589
LUKOIL OAO *	36,299	1,789,199
LUKOIL OAO ADR	185,000	9,068,576
NovaTek OAO *	67,090	689,536
Rosneft Oil Co. GDR - Reg’d	163,200	908,307

See financial notes 55

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Surgutneftegas ADR	577,500	3,809,780
Tatneft ADR	47,100	1,683,489

		30,758,621

Food & Staples Retailing 0.2%
Magnit *	1,900	525,689

Materials 0.9%
MMC Norilsk Nickel OJSC ADR	117,700	2,196,184
Severstal OAO GDR - Reg’d	66,510	704,489
Uralkali OJSC GDR - Reg’d	18,732	335,149

		3,235,822

Telecommunication Services 0.6%
Mobile TeleSystems ADR	89,851	1,284,869
Rostelecom *	200,000	498,440
Sistema JSFC *	788,800	292,520

		2,075,829

Transportation 0.2%
Aeroflot Russian Airlines *	310,000	275,330
Globaltrans Investment plc GDR - Reg’d	43,500	322,335

		597,665

Utilities 0.1%
Federal Hydrogenerating Co., ADR *	24,000,000	386,688
Russian Grids OAO *	1	—

		386,688

		39,488,334

South Africa 7.0%

Banks 0.8%
Barclays Africa Group Ltd.	37,252	588,740
Nedbank Group Ltd.	24,829	541,458
Standard Bank Group Ltd.	135,867	1,710,942

		2,841,140

Capital Goods 0.7%
Aveng Ltd. *	269,724	495,443
Barloworld Ltd.	61,133	531,093
The Bidvest Group Ltd.	47,416	1,304,968

		2,331,504

Consumer Durables & Apparel 0.2%
Steinhoff International Holdings Ltd.	120,923	618,643

Diversified Financials 0.4%
African Bank Investments Ltd. (a)(b)	319,000	—
FirstRand Ltd.	247,668	1,060,842
Remgro Ltd.	19,196	440,779

		1,501,621

Energy 1.2%
Sasol Ltd.	81,822	4,085,798

Food & Staples Retailing 0.2%
Shoprite Holdings Ltd.	38,915	564,254

Food, Beverage & Tobacco 0.2%
Tiger Brands Ltd.	18,807	566,069

Insurance 0.2%
Sanlam Ltd.	133,494	843,554

Materials 0.9%
AngloGold Ashanti Ltd. *	48,896	408,620
Gold Fields Ltd.	274,179	889,065
Impala Platinum Holdings Ltd. *	120,358	877,850
Kumba Iron Ore Ltd.	18,254	458,068
Sappi Ltd. *	133,945	530,508

		3,164,111

Media 0.2%
Naspers Ltd., N Shares	6,645	828,825

Retailing 0.3%
Imperial Holdings Ltd.	38,681	666,802
Woolworths Holdings Ltd.	61,481	437,714

		1,104,516

Telecommunication Services 1.7%
MTN Group Ltd.	190,981	4,228,901
Telkom SA SOC Ltd. *	211,129	1,121,965
Vodacom Group Ltd.	36,801	446,812

		5,797,678

		24,247,713

Taiwan 12.8%

Banks 0.4%
CTBC Financial Holding Co., Ltd.	731,076	512,689
Mega Financial Holding Co., Ltd.	611,404	507,097
Taishin Financial Holding Co., Ltd.	787,122	375,484

		1,395,270

Capital Goods 0.3%
Far Eastern New Century Corp.	603,879	635,005
Walsin Lihwa Corp. *	1,324,000	439,554

		1,074,559

Consumer Durables & Apparel 0.1%
Pou Chen Corp.	385,267	424,829

Diversified Financials 0.2%
Fubon Financial Holding Co., Ltd.	436,674	739,255

Energy 0.2%
Formosa Petrochemical Corp.	266,330	625,162

Food, Beverage & Tobacco 0.2%
Uni-President Enterprises Corp.	390,229	670,994

Insurance 0.2%
Cathay Financial Holding Co., Ltd.	302,599	498,794

Materials 1.8%
China Steel Corp.	1,805,198	1,557,382
Formosa Chemicals & Fibre Corp.	649,442	1,512,173
Formosa Plastics Corp.	590,732	1,364,216
Nan Ya Plastics Corp.	624,811	1,293,090
Taiwan Cement Corp.	381,299	583,288

		6,310,149

Semiconductors & Semiconductor Equipment 2.9%
Advanced Semiconductor Engineering, Inc.	563,094	679,291
MediaTek, Inc.	74,138	1,058,910
Siliconware Precision Industries Co.	430,270	613,786

56 See financial notes

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Taiwan Semiconductor Manufacturing Co., Ltd.	1,483,689	6,431,600
United Microelectronics Corp.	2,367,965	1,051,374

		9,834,961

Technology Hardware & Equipment 5.8%
Acer, Inc. *	1,671,496	1,148,634
Asustek Computer, Inc.	175,041	1,787,200
AU Optronics Corp.	3,924,800	1,870,447
Compal Electronics, Inc.	1,969,305	1,455,546
Delta Electronics, Inc.	124,025	744,050
Foxconn Technology Co., Ltd.	160,650	428,642
Hon Hai Precision Industry Co., Ltd.	1,766,416	5,590,701
HTC Corp. *	350,473	1,551,848
Innolux Corp.	1,714,357	783,454
Inventec Corp.	597,639	415,846
Lite-On Technology Corp.	432,855	607,476
Pegatron Corp.	441,264	804,201
Quanta Computer, Inc.	391,500	985,607
Synnex Technology International Corp.	315,000	442,844
Wistron Corp.	968,231	1,017,238
WPG Holdings Ltd.	378,000	460,453

		20,094,187

Telecommunication Services 0.7%
Chunghwa Telecom Co., Ltd.	521,906	1,592,351
Far EasTone Telecommunications Co., Ltd.	187,622	415,221
Taiwan Mobile Co., Ltd.	146,600	475,710

		2,483,282

		44,151,442

Thailand 1.4%

Banks 0.1%
The Siam Commercial Bank PCL	69,400	378,216

Energy 0.9%
PTT Exploration & Production PCL	133,000	598,234
PTT PCL	194,187	2,194,069
Thai Oil PCL	332,800	457,255

		3,249,558

Materials 0.2%
PTT Global Chemical PCL	286,600	545,570

Telecommunication Services 0.2%
Advanced Info Service PCL - Reg’d	82,975	608,874

		4,782,218

Turkey 1.7%

Banks 0.8%
Akbank T.A.S.	172,751	623,794
Turkiye Garanti Bankasi A/S	206,116	804,449
Turkiye Halk Bankasi A/S	72,525	484,289
Turkiye Is Bankasi, Class C	208,924	522,394
Turkiye Vakiflar Bankasi T.A.O., Class D	185,813	399,341

		2,834,267

Capital Goods 0.2%
KOC Holding A/S	160,761	819,531

Diversified Financials 0.2%
Haci Omer Sabanci Holding A/S	113,093	515,915

Energy 0.2%
Tupras-Turkiye Petrol Rafinerileri A/S	38,319	831,102

Telecommunication Services 0.3%
Turk Telekomunikasyon A/S	109,500	314,540
Turkcell Iletisim Hizmetleri A/S *	114,509	665,672

		980,212

		5,981,027

Total Common Stock
(Cost $308,489,784)		309,766,041

Preferred Stock 9.5% of net assets

Brazil 7.6%

Banks 2.5%
Banco Bradesco S.A.	204,767	3,084,024
Itau Unibanco Holding S.A.	332,478	4,931,017
Itausa - Investimentos Itau S.A.	153,022	610,754

		8,625,795

Energy 2.0%
Petroleo Brasileiro S.A.	1,136,860	7,010,461

Food & Staples Retailing 0.1%
Compania Brasileira de Distribuicao Grupo Pao de Acucar	11,190	469,204

Materials 1.9%
Bradespar S.A.	42,953	290,179
Gerdau S.A.	263,426	1,179,873
Metalurgica Gerdau S.A.	180,822	979,121
Usinas Siderurgicas de Minas Gerais S.A., Class A *	118,605	272,831
Vale S.A.	440,957	3,834,950

		6,556,954

Telecommunication Services 0.4%
Oi S.A. *	519,860	272,738
Telefonica Brasil S.A.	52,631	1,075,788

		1,348,526

Utilities 0.7%
Centrais Eletricas Brasileiras S.A., Class B	144,904	548,529
Companhia Energetica de Minas Gerais	182,173	1,046,177
Companhia Paranaense de Energia-Copel	29,936	418,130
Eletropaulo Metropolitana S.A.	134,400	375,441

		2,388,277

		26,399,217

See financial notes 57

 Schwab Fundamental Emerging Markets Large Company Index Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)

Colombia 0.1%

Banks 0.1%
Bancolombia S.A.	28,509	400,719

Republic of Korea 0.8%

Automobiles & Components 0.2%
Hyundai Motor Co., Ltd.	2,324	268,605
Hyundai Motor Co., Ltd. 2nd	3,667	438,636

		707,241

Consumer Durables & Apparel 0.1%
LG Electronics, Inc.	5,975	194,658

Materials 0.0%
LG Chem Ltd.	878	130,751

Technology Hardware & Equipment 0.5%
Samsung Electronics Co., Ltd.	1,717	1,584,899

		2,617,549

Russia 1.0%

Energy 1.0%
AK Transneft OAO *	1,196	2,613,611
Surgutneftegas *	1,000,000	685,767

		3,299,378

Total Preferred Stock
(Cost $44,495,548)		32,716,863

Other Investment Companies 0.1% of net assets

United States 0.1%

Equity Fund 0.0%
iShares MSCI Emerging Markets ETF	100	4,215

Securities Lending Collateral 0.1%
Wells Fargo Advantage Government Money Market Fund, Institutional Class 0.01% (f)	469,950	469,950

Total Other Investment Companies
(Cost $473,712)		474,165

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 0.5% of net assets

Time Deposit 0.4%
DNB
0.03%, 11/03/14	1,496,681	1,496,681

U.S. Treasury Obligation 0.1%
U.S. Treasury Bill
0.01%, 12/18/14 (d)(e)	237,000	236,996

Total Short-Term Investments
(Cost $1,733,677)		1,733,677

End of Investments.

At 10/31/14, the tax basis cost of the fund’s investments was $363,303,514 and the unrealized appreciation and depreciation were $44,899,163 and ($63,511,931), respectively, with a net unrealized depreciation of ($18,612,768).

At 10/31/14, the values of certain foreign securities held by the fund aggregating $266,609,446 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $519,813 or 0.2% of net assets.
(c)	All or a portion of this security is on loan. Securities on loan were valued at $442,919.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	The rate shown is the purchase yield.
(f)	The rate shown is the 7-day yield.

ADR —	American Depositary Receipt
ETF —	Exchange Traded Fund
GDR —	Global Depositary Receipt
Reg’d —	Registered

In addition to the above, the fund held the following at 10/31/14:

		Contract	Unrealized
	Number of	Value	Appreciation
	Contracts	($)	($)

Futures Contracts

MSCI Emerging Markets, mini, Long, expires 12/19/14	40	2,027,200	56,924

58 See financial notes

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of:
Schwab S&P 500 Index Fund
Schwab Small-Cap Index Fund
Schwab Total Stock Market Index Fund
Schwab International Index Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the condensed portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the portfolio holdings (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Schwab S&P 500 Index Fund, Schwab Small-Cap Index Fund, Schwab Total Stock Market Index Fund, Schwab International Index Fund, Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Emerging Markets Large Company Index Fund (nine of the funds constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and portfolio holdings (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Francisco, California
December 16, 2014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 12/15/14
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 12/15/14

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 12/15/14